MESSAGE FROM THE CHAIRMAN


Table of Contents                 Page


Message from the Chairman            1

Special Feature:
Q&A with Tom Kenny                   3

Special Feature:
Investment Strategy in Action
Denver Airport Bonds                 8

Fund Reports
Franklin Arizona Insured
Tax-Free Income Fund                10

Franklin Florida Insured
Tax-Free Income Fund                13

Franklin Insured
Tax-Free Income Fund                16

Franklin Massachusetts Insured
Tax-Free Income Fund                21

Franklin Michigan Insured
Tax-Free Income Fund                26

Franklin Minnesota Insured
Tax-Free Income Fund                31

Franklin Ohio Insured
Tax-Free Income Fund                36


Statement of Investments            41

Financial Statements                95

Notes to Financial Statements      102



                                                               October 15, 1996

Dear Shareholder:

It's a pleasure to bring you the Franklin Tax-Free Trust's semi-annual report for the period ended August 31, 1996.

The reporting period might well be described as six months of frequent interest-rate fluctuations, as the 30-year U.S. Treasury bond bounced between 6.67% and 7.00%.* Some of this movement can be attributed to investors and economists who have overreacted to anticipated actions by the Federal Reserve Board (the Fed). Indeed, newspaper headlines in the last six months declared the economy was overheating one day and stalling the next -- all of which seems to suggest a slow growth trend.

Our Municipal Bond Department has recently been very active in sales of pre-refunded bonds. Generally, we look to sell these securities to preserve the share price of the fund. I encourage you to read the following interview with Tom Kenny, Director of Franklin Templeton's Municipal Bond Department, which discusses pre-refunded bonds in more detail.



*Source: Micropal.


We expect that the funds in the Franklin Tax-Free Trust should perform well if the economy maintains its relatively slow growth pattern. Although the economy appears stable at the moment, market uncertainties persist.

This uncertainty prompts us to continue to encourage individual investors to maintain a long-term perspective. It is prudent to periodically consult with your investment representative to ensure your investments match these goals. This long-term orientation will help minimize undue concern caused by short-term market volatility.

As a Franklin Templeton fund shareholder, you receive the benefits of professional management and dedicated service. Should you have any questions concerning the funds in the Franklin Tax-Free Trust, we would welcome the opportunity to answer them.

We appreciate your support, welcome new shareholders and look forward to serving your investment needs in the years ahead.

Sincerely,



Charles B. Johnson
Chairman
Franklin Tax-Free Trust


Glossary of Investment Terms

Call Protection: the length of time during which a bond cannot be redeemed by its issuer.

Coupon: the interest rate on a bond the issuer promises to pay to the holder until the bond matures.

Full Coupon Bond: a bond with a coupon rate that is near or above current market interest rates.

High Grade Bond/High Quality Bond: a bond rated AAA or AA by Standard & Poor's(R) or Moody's rating services.

Investment Grade Bond: a bond with a rating of AAA to BBB.

Pre-Refunded Bond: a second bond is issued to pay off a first bond at the first call date.

Primary Market: the market for new issues of securities; a market is "primary" if the issuer of the securities receives the proceeds of the sale.

Secondary Market: a market where previously issued securities are bought and sold; the selling dealers and investors receive the proceeds, not the issuer.

Tax Loss Carryforward: a tax benefit that allows a company or individual to use past losses to reduce future tax liability.

Underwriter: an investment banker who agrees to purchase a new issue of securities from an issuer and distribute it to investors, making a profit on the underwriting spread.

Underwriting Spread: the difference between the amount paid to an issuer of securities in a primary distribution and the public offering price.


SPECIAL FEATURE: Q&A WITH TOM KENNY


Tom Kenny, director of Franklin's Municipal Bond Department, discusses several current topics, including interest rates and his outlook for the municipal bond market.



GRAPHIC PICTURE OMITTED



Tom Kenny, Senior Vice President,
Director, Franklin Municipal
Bond Department


Tom, purchasing a municipal bond is considered a pretty safe investment. In the last few years, however, we've experienced incredible volatility in bond markets. Is this going to subside in the future, or is this the new way for bond markets?

It's an interesting observation and -- you're right -- the bond markets didn't seem to be as volatile a few years back. If you look at the recent bond market, say since 1992-1993, you'll see that we've had three consecutive years of 200 basis point swings in opposite directions (See Fig. 1). Historically, that level of volatility is unusual.

I think there are several reasons for the increased volatility. First, we need to look at the Federal Reserve Board. The Federal Reserve Board has been slow to adjust short-term rates in response to economic conditions, which has increased uncertainty and speculation within the fixed-income markets. Thus, market participants have reacted toward short-term economic data rather than focusing on the big picture. Since the Fed has not made frequent adjustments to short-term rates, the increased speculation has created a pendulum effect where the market tends to overreact in the adjustment of long-term rates.



GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT



So the Federal Reserve Board's restraint has helped to cause some unpredictable market movement?

Just look at the number of times recently where market expectations of both growth and inflation have changed dramatically. Earlier this year, nine out of 10 economists said we were going to be in a recession by the end of the first quarter. Weeks later, they changed their outlook and expected growth at a 4%-5% annual rate with fears of an overheating economy. Just in the last few weeks, we've heard, "Well, maybe the economy is not growing that fast after all." So the market's become very short-term focused -- that's one reason we're seeing increased volatility.

Second, we are part of a much more global market today than ever before. Funds tend to flow very freely from market to market.

Third, we have seen an increased use of hedge funds, which often take large risks with speculative strategies. They've become very popular over the last two to three years. Hedge fund managers tend to be very short-term focused, trying to take advantage of undervalued situations. So they're in and out of markets very quickly.

Last, I think the creation and use of derivatives, where speculators can control huge amounts of bonds with very little capital at risk, has also caused some of this volatility.

The increased volatility will probably remain as long as these themes exist.

Have these factors affected your investment strategy?

We try to stay abreast of economic conditions and interest rates in general, but we don't try to second-guess the market in terms of the direction of rates, or alter our fundamental philosophy and strategy because of short-term economic changes.

Our approach is straightforward. With few exceptions, we seek credit safety and income. I don't think shareholders want the volatility that might be generated by chasing capital appreciation. If you look at the interest rate chart (Fig. 1) and think of the number of times you had to be right if you were speculating on the direction and absolute change in interest rates, you may have called one swing correctly; but if you missed the other leg of it, you may have given away everything you gained on the way up or down.



GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT



We have a well-seasoned portfolio management team (the five senior portfolio managers have over 170 years of collective experience) that manages our funds for tax-free income. We believe that over the long term, income drives total return. Total return is important. But, how you achieve total return is even more important. Income has been responsible for more than 90% of the total return of municipal bonds over the last 10 years (Fig. 2), as measured by the unmanaged Lehman Brothers 20-year Municipal Bond Index.

So, by consistently investing for income, you should generate good total-return performance. We think our shareholders, particularly those in tax-free funds, are better served by using this consistent, long-term-oriented approach. It is what distinguishes Franklin from most of its peers.


We have seen more insured bonds, particularly in California. Is this a long-term industry trend?

I believe so, but it's more pronounced in California. The national percentage of insured issues now coming to market is in the 54%-55% range. In California, it's a little bit ahead of that.



GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT



GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Why are there more insured issues now?

It's a function of a couple of things, I think. Supply is still relatively low when compared with 1992-1993, when we had record volume of long-term bonds coming to the market. Overall supply dropped more than 45% from 1993, into the $155-$160 billion range last year. This year, it's probably going to be up somewhat -- maybe in the 10%-15% range.

Since we haven't seen a heavy supply of bonds coming to market, some insurance companies have become very aggressive in trying to gain market share. They have the capital, the capacity, the staffing, and the willingness to price their premiums aggressively. As a result, it's been comparatively cheap for issuers to obtain insurance.

How much has pre-refunding influenced your investment strategy recently, and can you briefly describe what pre-refunding is?

A pre-refunded bond is one that will be paid off at its first call date, using the proceeds of a second bond carrying a lower interest rate. Let's say a municipality issues a bond paying 8% interest that will mature in 2025. Some time later, interest rates drop significantly, as they did in the late 1980s and in the 1992-1993 period, and comparable bonds are now paying, say, 6%. Naturally, the issuer would prefer to pay this new, lower rate on its debt, just as you or I would want to refinance our home mortgage.

One way issuers can reduce their borrowing expense is to refund higher-paying bonds before they mature. To raise money to refund the higher-rate bonds, they issue a second bond at the market's now, lower interest rate. The proceeds of the second bond are invested in U.S. Treasuries, set to mature at the original bond's first call date, which may be only five or six years away. The bond is then termed "pre-refunded" to the call date.

When the bond becomes pre-refunded, the price can rise dramatically -- providing an opportunity to sell it at a premium. Generally, a pre-refunded bond will maximize its value when there is approximately five years remaining to the call date.

That first bond sells at a premium now because it's backed by U.S. Treasuries and it's still paying the higher interest rate?

Yes -- in addition, it is now a bond with a much shorter maturity -- i.e., the call date versus the original maturity date.

What if you don't sell it?

Well, we know that in five years that bond will be called at 100%-102% of par. It's currently selling at a premium of, say, 115% of par. If we do nothing right now, the price of that bond will decline, from 115% of par to the call price, thereby eroding its value over the next five years. No matter what interest rates do, that bond price is going down.

Generally, when a bond hits the five-year mark, we look for an opportunity to sell it, capture the premium, then reinvest the proceeds in the current interest rate environment.

How does this benefit shareholders?

Shareholders can benefit in a couple of ways. We may purchase a new bond that can't be called for at least 10 years -- so we've extended our call protection. Also, if we can capture that premium, we can now buy 115% worth of new bonds at today's current interest rates. We've protected the fund's share value from eroding and also helped maintain the earning power of the fund over the long term.



GRAPHIC PICTURE OMITTED



What sets your municipal bond department apart from others in the industry?

We use a very consistent, team-oriented approach to portfolio management. All of our managers are using the same consistent strategy in our efforts to meet the same overall investment objectives. Many times you'll see some other fund companies where each manager operates on his/her own strategy.

Also, we're one of the few companies that truly manages for income. We believe Franklin understands fixed-income and what investors look for.

Many of our competitors have come from an equity-oriented background and then added a fixed-income side in recent years to round out their product line. This perspective may not sound important, but we think it is. Some of our competitors compensate their portfolio managers on a total return-oriented basis each quarter. We don't.

Why not?

We believe if you're a fixed-income portfolio manager who is being compensated on quarterly total return, you're probably going to be more inclined to make short-term bets and take risks that you might not take otherwise. So your interests may not be clearly aligned with the shareholders' interests. It does really make a big difference.

Another thing that sets us apart is our research staff. Since we purchase over 95% of our portfolio holdings in the primary market, we spend a lot of time analyzing credits up front, such as performing site visits, addressing legal issues, and structuring issues to meet both our credit and portfolio requirements.



Tom, thanks for your time.

My pleasure.



INVESTMENT STRATEGY IN ACTION: DENVER AIRPORT BONDS


This special feature demonstrates the research efforts made by the Franklin Templeton Municipal Bond Department in selecting securities for our portfolios. Please note that we may not currently hold these securities in any portfolio.*

The Denver International Airport -- a massive construction project meant to replace an outdated Stapleton Airport -- became one of the nation's largest public works projects, bringing thousands of jobs to the Denver area to build the first new airport in the U.S. in 20 years. On the whole, we have been a supporter of this project since the beginning, feeling that it was needed and well-backed at the federal level. Between 1990 and 1994, we made five trips to visit the airport site and meet with the Denver Airport Authority.

Bonds for the Denver Airport Credit were originally issued in May of 1990. We did not purchase any during the initial release as we felt that the risk outweighed the benefits at that time. Patience worked in our favor: shortly after the original issue in May 1990, Continental Airlines -- one of the two main carriers based in Denver -- filed for bankruptcy. As a result, Denver Airport bonds deteriorated in price. At this point, we began to purchase in quantity, acquiring various bonds yielding at or above the 9% level -- approximately 2.0% to 2.5% above the high quality bond market. Since 1990, we've purchased approximately $320 million worth of Denver Airport bonds for several of our tax-free portfolios.

Demand for Denver Airport bonds cooled somewhat until late 1993, when several opening delays occurred and baggage system problems became apparent. These complications, coupled with a general bond market sell-off in early 1994, caused Denver Airport bond prices to plummet. At that time, the airport was substantially completed and we had an opportunity once again to purchase bonds at very attractive rates (yielding approximately 1.75% above high quality bonds).


*This information is reported to give investors an insight into our portfolio selection process. It is not intended to provide investment advice and the opinions expressed herein may change at any time, for example, in response to economic and market conditions.


In our opinion, August 1994 presented us with the last bargain opportunity for this project: the authority raised $250 million for additional pre-opening costs, including a new, standard baggage system. High quality bonds were yielding around 6.10%, and we were able to purchase Denver Airport bonds yielding 8.05%.

By the time the airport opened in February 1995, however, perceived credit quality had improved and yields on these bonds dropped dramatically, leaving an approximate .5% spread between them and high quality bonds. The last Denver airport issue came to market in November 1995, consisting of insured bonds yielding around 5.95%, roughly .20% above high quality bonds. We purchased these bonds for our Franklin Insured Tax-Free Income Fund.

We employ an investment strategy of buying what we believe are fundamentally solid investments during times of temporary weakness. This was the case with the Denver Airport bonds. We purchased these securities when they were out of favor with the market, based upon the airport's long-term fundamentals, and this decision has greatly benefited our funds. In fact, these bonds have been one of the best performers in the Franklin Colorado Tax-Free Income Fund's portfolio. And, throughout 1995, the Denver Airport bonds were upgraded by most rating agencies, and insurance companies have provided insurance for these bonds in the primary and secondary markets -- a strong show of confidence in the airport's ability to repay its long-term debt.


FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND

Your Fund's Objective

Seeks to provide high current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of insured Arizona municipal bonds.*

State Update

Arizona's population reached 4.2 million in 1996, growing 15.4% since 1990. Growth is expected to continue as the state shifts toward the service and manufacturing sectors and away from cattle, cotton and copper -- Arizona's traditional economic mainstays. An abundance of land, even in urban areas, should help keep housing prices attractive and factor into the competitive wage rates that attract businesses to the state.**

  Franklin Arizona Insured Tax-Free Income Fund
  Portfolio Breakdown on August 31, 1996
  Based on Total Long-Term Investments

                              % of Total
                               Long-Term
  Sector                      Investments
  ---------------------------------------
  Education                      34.2%

  Utilities                      33.0%

  Hospitals                       9.1%

  General Obligations             7.1%

  Industrial                      5.0%

  Sales Tax                       2.9%

  Certificates of
   Participation                  2.7%

  Housing                         2.6%

  Miscellaneous                   1.4%

  Pre-Refunded                    1.0%

  Transportation                  1.0%
  ---------------------------------------

For a complete list of portfolio holdings, please see page 41 of this report.

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The  risks  of  investing  in  a   non-diversified   fund,   such  as  increased
susceptibility to adverse economic or regulatory developments, are described in the fund's prospectus.

**Standard & Poor's Creditweek Municipal, July 8, 1996.


Performance Summary

The Franklin Arizona Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 29 cents from $10.36 on February 29, 1996, to $10.07 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.25%, based on an annualization of the current monthly dividend of 4.6 cents ($0.046) per share and the maximum offering price of $10.52 on August 31, 1996. This tax-free rate is generally higher than the after tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arizona state personal income tax bracket of 43.0% would need to earn 9.21% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT



  Franklin Arizona Insured Tax-Free Income Fund
  Dividend Distributions 3/1/96 - 8/31/96+

                                 Dividend
  Month                          per Share
  ----------------------------------------
  March                          4.6 cents

  April                          4.6 cents

  May                            4.6 cents

  June                           4.6 cents

  July                           4.6 cents

  August                         4.6 cents

  Total                         27.6 cents
  ----------------------------------------

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


Franklin Arizona Insured Tax-Free Income Fund
Periods ended August 31, 1996

                                                                        Since
                                                                      Inception
                                                     1-Year   3-Year  (4/30/93)
      -------------------------------------------------------------------------
      Cumulative Total Return1                    5.53%   13.57%    19.19%

      Average Annual Total Return2                1.02%    2.84%     4.04%

      Distribution Rate3                       5.25%

      Taxable Equivalent Distribution Rate4    9.21%

      30-Day Standardized Yield5               5.37%

      Taxable Equivalent Yield4                9.42%
      -------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 4.6 cent per share monthly dividend and the maximum offering price of $10.52 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Arizona personal income tax rate of 43.0%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of management expenses, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower and yield for the period would have been 4.69%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.


FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

Your Fund's Objective

Seeks to provide high current income exempt from regular federal income taxes through a portfolio consisting primarily of insured Florida municipal bonds.* In addition, the fund's shares are free from Florida's annual intangibles tax.

State Update

Economic expansion in the state moved along at a strong pace, and Florida's economic forecast expects growth to continue throughout the remainder of 1996. Service, construction and trade sectors led state growth, with more than 64% of Florida's workforce employed in these areas. Unemployment is estimated at 5.9% through the end of 1996 -- which is down from the recessionary peak of 8.2% in 1992.

Florida's steady economic performance led to a slightly upward revision of the 1996 revenue forecast. Year-end results for fiscal 1996 are projected at $50.9 million in working capital reserve and a $261 million budget stabilization reserve.**


  Franklin Florida Insured Tax-Free Income Fund
  Portfolio Breakdown on August 31, 1996
  Based on Total Long-Term Investments

                              % of Total
                               Long-Term
  Sector                      Investments
  ---------------------------------------
  Utilities                      51.0%

  Other Revenue                  14.9%

  Hospitals                      11.5%

  Certificates of
   Participation                  7.4%

  Sales Tax                       4.9%

  Housing                         2.4%

  Transportation                  1.8%

  Pre-Refunded                    1.6%

  Education                       1.5%

  Industrial                      1.5%

  General Obligations             1.5%
  ---------------------------------------


For a complete list of portfolio holdings, please see page 44 of this report.


*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Standard & Poor's Creditweek Municipal, July 22, 1996.


Performance Summary

The Franklin Florida Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 25 cents from $10.02 on February 29, 1996, to $9.77 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.18%, based on an annualization of the current monthly dividend of 4.4 cents ($0.044) per share and the maximum offering price of $10.20 on August 31, 1996. This tax-free rate is generally higher than the after tax return on a comparable taxable investment. For example, an investor in the maximum federal personal income tax bracket of 39.6% would need to earn 8.58% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT



  Franklin Florida Insured Tax-Free Income Fund
  Dividend Distributions 3/1/96 - 8/31/96+

                                 Dividend
  Month                          per Share
  ----------------------------------------
  March                          4.4 cents

  April                          4.4 cents

  May                            4.4 cents

  June                           4.4 cents

  July                           4.4 cents

  August                         4.4 cents

  Total                         26.4 cents
  ----------------------------------------


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


Franklin Florida Insured Tax-Free Income Fund
Periods ended August 31, 1996

                                                                      Since
                                                                    Inception
                                                  1-Year   3-Year   (4/30/93)
      -----------------------------------------------------------------------
      Cumulative Total Return1                     5.57%   11.65%    15.63%

      Average Annual Total Return2                 1.11%    2.24%     3.10%

      Distribution Rate3                       5.18%

      Taxable Equivalent Distribution Rate4    8.58%

      30-Day Standardized Yield5               5.17%

      Taxable Equivalent Yield4                8.56%
      -----------------------------------------------------------------------


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $10.20 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of management expenses, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower and yield for the period would have been 4.72%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.


FRANKLIN INSURED TAX-FREE INCOME FUND

Your Fund's Objective

Seeks to provide high current income exempt from regular federal income taxes through a portfolio consisting primarily of insured municipal bonds.*

Throughout this reporting period, nearly half the number of bonds coming to market were insured by one of the four major municipal insurance companies. We feel that increased competition within the insurance industry, rather than municipal credit quality concerns, has played a significant role in the increase of insured bonds available for purchase. The availability of these bonds enabled us to concentrate our efforts on managing the portfolio instead of searching for suitable investments.

We reduced the portfolio's holdings of bonds that were pre-refunded during the low interest-rate period of 1992 and 1993. As indicated by the table to the right, pre-refunded bonds represented only 17.6% of the portfolio's total long-term investments on August 31, 1996, compared with 20.9% six months earlier. With the proceeds of these sales, we purchased bonds with higher current yields than were available earlier in the year. This pro-active move should help bolster the fund's income and support our efforts to maintain the dividend paid to our shareholders. (Please see the special Q&A feature on page 3 of this report for more information on pre-refunded and insured bonds.)


  Franklin Insured Tax-Free Income Fund
  Portfolio Breakdown on August 31, 1996
  Based on Total Long-Term Investments

                              % of Total
                               Long-Term
  Sector                      Investments
  ---------------------------------------
  Utilities                      27.6%

  Hospitals                      18.7%

  Pre-Refunded                   17.6%

  Education                       9.0%

  Transportation                  8.1%

  Housing                         6.0%

  General Obligations             4.2%

  Certificates of Participation   3.9%

  Other Revenue                   2.8%

  Industria                      l0.7%

  Sales Tax                       0.6%

  Miscellaneous                   0.6%

  Tax Allocation                  0.1%

  Marks-Roos                      0.1%
  ---------------------------------------


For a complete list of portfolio holdings, please see page 46 of this report.

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


Performance Summary

Class I

The Franklin Insured Income Fund's share price, as measured by net asset value, declined 27 cents from $12.27 on February 29, 1996, to $12.00 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.46%, based on an annualization of the current monthly dividend of 5.7 cents ($0.057) per share and the maximum offering price of $12.53 on August 31, 1996. This tax-free rate is generally higher than the after tax return on a comparable taxable investment. For example, an investor in the maximum federal personal income tax bracket of 39.6% would need to earn 9.04% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT



  Franklin Insured Tax-Free Income Fund
  Class I
  Dividend Distributions 3/1/96 - 8/31/96+

                                Dividend
  Month                         per Share
  ---------------------------------------
  March                         5.9 cents

  April                         5.9 cents

  May                           5.9 cents

  June                          5.9 cents

  July                          5.9 cents

  August                        5.9 cents++

  Total                        35.4 cents
  ---------------------------------------


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

++Due to reduced income earned by the fund, the monthly dividend was adjusted from 5.9 cents ($0.059) to 5.7 cents ($0.057) on August 22, 1996. The 8/31/96 distribution rate has been calculated using the new dividend.


Franklin Insured Tax-Free Income Fund - Class I
Periods ended August 31, 1996

                                                                         Since
                                                                       Inception
                                            1-Year   5-Year   10-year   (4/3/85)
   -----------------------------------------------------------------------------
   Cumulative Total Return1                  4.92%   40.33%    99.93%   154.56%

   Average Annual Total Return2              0.45%    6.09%     6.71%     8.12%

   Distribution Rate3                     5.46%

   Taxable Equivalent Distribution Rate4  9.04%

   30-Day Standardized Yield5             4.69%

   Taxable Equivalent Yield4              7.76%
   -----------------------------------------------------------------------------


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.7 cent per share monthly dividend and the maximum offering price of $12.53 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Class II

The Franklin Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 26 cents from $12.31 on February 29, 1996, to $12.05 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.09%, based on an annualization of the current monthly dividend of 5.16 cents ($0.0516) per share and the offering price of $12.17 on August 31, 1996. This tax-free rate is generally higher than the after tax return on a comparable taxable investment. For example, an investor in the maximum federal personal income tax bracket of 39.6% would need to earn 8.43% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT



  Franklin Insured Tax-Free Income Fund
  Class II
  Dividend Distributions 3/1/96 - 8/31/96+

                                Dividend
  Month                         per Share
  -----------------------------------------
  March                        5.40 cents++

  April                        5.30 cents

  May                          5.30 cents

  June                         5.30 cents

  July                         5.36 cents

  August                       5.36 cents++

  Total                       32.02 cents
  -----------------------------------------

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

++The March dividend includes both a regular dividend of 5.3 cents ($0.053) per share and an adjustment of +.10 cents to reconcile the 12b-1 fee differential between Class I and Class II shares.

++Due to reduced income earned by the fund, the monthly dividend was adjusted from 5.36 cents ($0.0536) to 5.16 cents ($0.0516) cents per share on August 22, 1996. The 8/31/96 distribution rate has been calculated using the new dividend.


Franklin Insured Tax-Free Income Fund - Class II
Periods ended August 31, 1996

                                                                   Since
                                                                 Inception
                                                       1-Year    (5/1/95)
    ----------------------------------------------------------------------
    Cumulative Total Return1                            4.48%      7.71%

    Average Annual Total Return2                        2.48%      4.19%

    Distribution Rate3                           5.09%

    Taxable Equivalent Distribution Rate4        8.43%

    30-Day Standardized Yield5                   4.26%

    Taxable Equivalent Yield4                    7.05%
    ----------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the 1.0% initial sales charge and the 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% CDSC, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 5.16 cent per share monthly dividend and the offering price of $12.17 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

Your Fund's Objective

Seeks  to  provide  high  current   income  exempt  from  regular   federal  and
Massachusetts state personal income taxes through a portfolio consisting primarily of insured Massachusetts municipal bonds.*

Commonwealth Update

Massachusetts continues an economic recovery that started in 1992 following a deep regional recession. The commonwealth has implemented substantial budget program changes over the last several years, reducing expenditure pressures and contributing significantly to the stabilization of its financial position.

Massachusetts' $17 billion fiscal 1996 budget maintains service levels and also includes $230 million in increased expenditures to fund the education reform law passed during the 1993 fiscal year. It is estimated that education expenditures will continue to increase, growing between $225 million and $275 million by the end of the decade. Factoring into the increased expenditures is the limited revenue-raising flexibility of townships, which could hamper the commonwealth's ability to reduce local aid.**


  Franklin Massachusetts Insured
  Tax-Free Income Fund
  Portfolio Breakdown on August 31, 1996
  Based on Total Long-Term Investments

                              % of Total
                               Long-Term
  Sector                      Investments
  ---------------------------------------

  Hospitals                      33.2%

  Education                      18.0%

  Pre-Refunded                   15.8%

  General Obligations            14.5%

  Health Care                     6.1%

  Housing                         3.9%

  Utilities                       3.9%

  Transportation                  3.2%

  Certificates of Participation   1.4%
  ---------------------------------------


For a complete list of portfolio holdings, please see page 68 of this report.

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Standard & Poor's Creditweek Municipal, June 10, 1996.


Performance Summary

Class I

The Franklin Massachusetts Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 27 cents from $11.65 on February 29, 1996, to $11.38 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.25%, based on an annualization of the current monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $11.89 on August 31, 1996. This tax-free rate is generally higher than the after tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Massachusetts personal income tax bracket of 46.8% would need to earn 9.88% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT



  Franklin Massachusetts Insured
  Tax-Free Income Fund
  Class I
  Dividend Distributions 3/1/96 - 8/31/96+

                                Dividend
  Month                         per Share
  ---------------------------------------

  March                         5.5 cents

  April                         5.5 cents

  May                           5.5 cents

  June                          5.5 cents

  July                          5.5 cents

  August                        5.5 cents++

  Total                        33.0 cents
  ---------------------------------------

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

++Due to reduced income earned by the fund, the monthly dividend was adjusted from 5.5 cents ($0.055) to 5.2 cents ($0.052) per share on August 22, 1996. The 8/31/96 distribution rate has been calculated using the new dividend.


Franklin Massachusetts Insured Tax-Free Income Fund - Class I
Periods ended August 31, 1996

                                                                         Since
                                                                       Inception
                                            1-Year   5-Year   10-Year  (4/3/85)
     ---------------------------------------------------------------------------
     Cumulative Total Return1                4.85%   39.93%   92.90%    133.04%

     Average Annual Total Return2            0.39%    6.03%    6.33%      7.28%

     Distribution Rate3                 5.25%

     Taxable Equivalent
      Distribution Rate4                9.88%

     30-Day Standardized Yield5         4.45%

     Taxable Equivalent Yield4          8.37%
     ---------------------------------------------------------------------------


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $11.89 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Massachusetts personal income tax rate of 46.8%, based on the federal income tax rate of 39.6%. 5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Class II

The Franklin Massachusetts Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 27 cents from $11.69 on February 29, 1996, to $11.42 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 4.87%, based on an annualization of the current monthly dividend of 4.68 cents ($0.0468) per share and the offering price of $11.54 on August 31, 1996. This tax-free rate is generally higher than the after tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Massachusetts personal income tax bracket of 46.8% would need to earn 9.16% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT



  Franklin Massachusetts Insured
  Tax-Free Income Fund
  Class II
  Dividend Distributions 3/1/96 - 8/31/96+

                               Dividend
  Month                        per Share
  -----------------------------------------
  March                        5.07 cents++

  April                        4.94 cents

  May                          4.94 cents

  June                         4.94 cents

  July                         4.98 cents

  August                       4.98 cents++

  Total                       29.85 cents
  -----------------------------------------

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

++The March dividend includes both a regular dividend of 4.93 cents ($0.0493) per share, which increased from 4.90 cents, and an adjustment of .14 cents to reconcile the 12b-1 fee differential between Class I and Class II shares.

++Due to reduced income earned by the fund, the monthly dividend was adjusted from 4.98 cents ($0.0498) to 4.68 cents ($0.0468) per share on August 22, 1996.
The 8/31/96 distribution rate has been calculated using the new dividend.


Franklin Massachusetts Insured Tax-Free Income Fund - Class II
Periods ended August 31, 1996

                                                                     Since
                                                                   Inception
                                                          1-Year   (5/1/95)
          ------------------------------------------------------------------
          Cumulative Total Return1                         4.23%    7.49%

          Average Annual Total Return2                     2.17%    4.06%

          Distribution Rate3                         4.87%

          Taxable Equivalent Distribution Rate4      9.16%

          30-Day Standardized Yield5                 4.03%

          Taxable Equivalent Yield4                  7.58%
          ------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the 1.0% initial sales charge and the 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% CDSC, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.68 cent per share monthly dividend and the offering price of $11.54 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Massachusetts personal income tax rate of 46.8%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

Your Fund's Objective

Seeks to provide high current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of insured Michigan municipal bonds.*

State Update

Michigan's economy performed well in the first half of 1996, continuing a steady trend present since the effects of the recession of the early 1990s. In fact, the state's administration has maintained several actions during that period, which have had a positive impact on Michigan's financial operations. This, coupled with effective expenditure controls and periods of strong economic growth, enhanced the state's fiscal position.

Looking forward, we anticipate that Michigan's economy should continue to improve through its efforts to replenish reserve funds and correct budget imbalances.


  Franklin Michigan Insured Tax-Free Income Fund
  Portfolio Breakdown on August 31, 1996
  Based on Total Long-Term Investments

                              % of Total
                               Long-Term
  Sector                      Investments
  ---------------------------------------
  Education                      24.9%

  Pre-Refunded                   23.6%

  Hospitals                      15.2%

  Utilities                      13.6%

  General Obligations            13.6%

  Other Revenue                   3.6%

  Transportation                  2.4%

  Housing                         1.7%

  Industrial                      0.8%

  Health Care                     0.5%

  Sales Tax                       0.1%
  ---------------------------------------


For a complete list of portfolio holdings, please see page 73 of this report.

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


Performance Summary

Class I

The Franklin Michigan Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 27 cents from $12.09 on February 29, 1996, to $11.82 on August 31, 1996.

Due to reduced income earned by the fund, we adjusted the fund's monthly dividend to 5.5 cents ($0.055) from 5.7 cents ($0.057) per share, effective with the March 1996 distribution. Past performance is not predictive of future results.

At the end of this reporting period, the fund's distribution rate was 5.35%, based on an annualization of the current monthly dividend of 5.5 cents ($0.055) per share and the maximum offering price of $12.34 on August 31, 1996. This tax-free rate is generally higher than the after tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Michigan personal income tax bracket of 42.3% would need to earn 9.27% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT



  Franklin Michigan Insured Tax-Free Income Fund
  Class I
  Dividend Distributions 3/1/96 - 8/31/96+

                                 Dividend
  Month                          per Share
  ----------------------------------------
  March                          5.5 cents

  April                          5.5 cents

  May                            5.5 cents

  June                           5.5 cents

  July                           5.5 cents

  August                         5.5 cents

  Total                         33.0 cents
  ----------------------------------------

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


Franklin Michigan Insured Tax-Free Income Fund - Class I
Periods ended August 31, 1996

                                                                         Since
                                                                       Inception
                                           1-Year   5-Year   10-Year   (4/3/85)
      --------------------------------------------------------------------------
      Cumulative Total Return1              4.86%   40.36%   98.08%    142.93%

      Average Annual Total Return2          0.40%    6.09%    6.61%      7.67%

      Distribution Rate3               5.35%

      Taxable Equivalent
       Distribution Rate4              9.27%

      30-Day Standardized Yield5       4.58%

      Taxable Equivalent Yield4        7.93%
      --------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.5 cent per share monthly dividend and the maximum offering price of $12.34 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Michigan personal income tax rate of 42.3%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Class II

The Franklin Michigan Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 26 cents from $12.14 on February 29, 1996, to $11.88 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.00%, based on an annualization of the current monthly dividend of 5.00 cents ($0.0500) per share and the offering price of $12.00 on August 31, 1996. This tax-free rate is generally higher than the after tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Michigan personal income tax bracket of 42.3% would need to earn 8.67% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT



  Franklin Michigan Insured Tax-Free Income Fund
  Class II
  Dividend Distributions 3/1/96 - 8/31/96+

                               Dividend
  Month                        per Share
  -----------------------------------------
  March                        4.67 cents++

  April                        4.91 cents

  May                          4.91 cents

  June                         4.91 cents

  July                         5.00 cents

  August                       5.00 cents

  Total                       29.40 cents
  -----------------------------------------


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

++The March dividend includes both a regular dividend of 4.91 cents ($0.0491) per share, which decreased from 5.10 cents, and an adjustment of -.24 cents to reconcile the 12b-1 fee differential between Class I and Class II shares.


Franklin Michigan Insured Tax-Free Income Fund - Class II
Periods ended August 31, 1996

                                                                    Since
                                                                   Inception
                                                          1-Year   (5/1/95)
          ------------------------------------------------------------------

          Cumulative Total Return1                            4.39%  7.79%

          Average Annual Total Return2                        2.37%  4.24%

          Distribution Rate3                           5.00%

          Taxable Equivalent Distribution Rate4        8.67%

          30-Day Standardized Yield5                   4.16%

          Taxable Equivalent Yield4                    7.21%
          ------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the 1.0% initial sales charge and the 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% CDSC, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 5.00 cent per share monthly dividend and the offering price of $12.00 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Michigan personal income tax rate of 42.3%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

Your Fund's Objective

Seeks to provide high current income exempt from regular federal and Minnesota state personal income taxes through a portfolio consisting primarily of insured Minnesota municipal bonds.*

 State Update

Economic weakness in the early 1990s tested Minnesota's historically strong financial management, forcing the state to implement stiff budgetary and expenditure controls. Recent improvements in the economy and corresponding growth in revenue, however, have enabled Minnesota to restore its general fund balance to acceptable levels. Income and sales tax revenues also increased during that period, and the revised 1994-95 general fund expenditures totaled $15.0 billion -- a modest 7% increase over the previous biennium. General fund expenditures for the 1996-97 biennium are projected at $18.0 billion, and revenue trends continue to be strong for fiscal 1996.**


  Franklin Minnesota Insured Tax-Free Income Fund
  Portfolio Breakdown on August 31, 1996
  Based on Total Long-Term Investments

                              % of Total
                               Long-Term
  Sector                      Investments
  ---------------------------------------

  Pre-Refunded                  20.5%

  Utilities                     19.9%

  Housing                       15.3%

  Education                     13.9%

  Hospitals                     13.4%

  Health Care                    5.8%

  General Obligations            4.9%

  Certificates of Participation  2.3%

  Other Revenue                  2.2%

  Tax Allocation                 1.5%

  Transportation                 0.3%
  ---------------------------------------

For a complete list of portfolio holdings, please see page 82 of this report.

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The fund seeks to comply with Minnesota requirements for pass-through of tax-exempt income.

**Standard & Poor's Creditweek Municipal, January 15, 1996.


Performance Summary

Class I

The Franklin Minnesota Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 29 cents from $12.14 on February 29, 1996, to $11.85 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.23%, based on an annualization of the current monthly dividend of 5.4 cents ($0.054) per share and the maximum offering price of $12.38 on August 31, 1996. This tax-free rate is generally higher than the after tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Minnesota personal income tax bracket of 44.7% would need to earn 9.46% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT



  Franklin Minnesota Insured Tax-Free Income Fund
  Class I
  Dividend Distributions 3/1/96 - 8/31/96+

                                Dividend
  Month                         per Share
  ---------------------------------------

  March                         5.6 cents

  April                         5.6 cents

  May                           5.6 cents

  June                          5.6 cents

  July                          5.6 cents

  August                        5.6 cents++

  Total                        33.6 cents
  ---------------------------------------

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

++Due to reduced income earned by the fund, the monthly dividend was adjusted from 5.6 cents ($0.056) to 5.4 cents ($0.054) per share on August 22, 1996. The 8/31/96 distribution rate has been calculated using the new dividend.


Franklin Minnesota Insured Tax-Free Income Fund - Class I
Periods ended August 31, 1996

                                                                        Since
                                                                      Inception
                                           1-Year   5-Year   10-Year   (4/3/85)
      --------------------------------------------------------------------------
      Cumulative Total Return1              4.22%   37.21%   92.81%    143.71%

      Average Annual Total Return2          0.18%    5.62%    6.32%      7.70%

      Distribution Rate3               5.23%

      Taxable Equivalent
       Distribution Rate4              9.46%

      30-Day Standardized Yield5       4.64%

      Taxable Equivalent Yield4        8.39%
      --------------------------------------------------------------------------


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.4 cent per share monthly dividend and the maximum offering price of $12.38 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Minnesota personal income tax rate of 44.7%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Class II

The Franklin Minnesota Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 28 cents from $12.17 on February 29, 1996, to $11.89 on August 31, 1996.

At the end of this reporting period the fund's distribution rate was 4.87%, based on an annualization of the current monthly dividend of 4.87 cents ($0.0487) per share and the offering price of $12.01 on August 31, 1996. This tax-free rate is generally higher than the after tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Minnesota personal income tax bracket of 44.7% would need to earn 8.81% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT



  Franklin Minnesota Insured Tax-Free Income Fund
  Class II
  Dividend Distributions 3/1/96 - 8/31/96+

                               Dividend
  Month                        per Share
  --------------------------------------
  March                        4.95 cents++

  April                        5.01 cents

  May                          5.01 cents

  June                         5.01 cents

  July                         5.07 cents

  August                       5.07 cents++

  Total                       30.12 cents
  ---------------------------------------

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

++The March dividend includes both a regular dividend of 5.01 cents ($0.0501) per share, which increased from 5.00 cents, and an adjustment of -.06 cents to reconcile the 12b-1 fee differential between Class I and Class II shares.

++Due to reduced income earned by the fund, the monthly dividend was adjusted from 5.07 cents ($0.0507) to 4.87 cents ($0.0487) per share on August 22, 1996.
The 8/31/96 distribution rate has been calculated using the new dividend.


Franklin Minnesota Insured Tax-Free Income Fund - Class II
Periods ended August 31, 1996

                                                                    Since
                                                                  Inception
                                                        1-Year    (5/1/95)
     ----------------------------------------------------------------------
     Cumulative Total Return1                            3.70%     6.74%

     Average Annual Total Return2                        1.70%     3.48%

     Distribution Rate3                           4.87%

     Taxable Equivalent Distribution Rate4        8.81%

     30-Day Standardized Yield5                   4.22%

     Taxable Equivalent Yield4                    7.63%
     ----------------------------------------------------------------------


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the 1.0% initial sales charge and the 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% CDSC, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.87 cent per share monthly dividend and the offering price of $12.01 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Minnesota personal income tax rate of 44.7%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

Your Fund's Objective

Seeks to provide high current income exempt from regular federal and Ohio state personal income taxes through a portfolio consisting primarily of insured Ohio municipal bonds.*

State Update

The 1991-1992 recession damaged many of Ohio's revenue sources and placed pressure on the funding of human services programs. As a result, available reserves were depleted, forcing the state to end the fiscal biennium with just $111 million in the general revenue fund, including $21 million in the budget stabilization fund.

However, recent economic expansion enabled Ohio to end fiscal years 1994 and 1995 with relatively strong financial performances. Total spending for fiscal 1995 was $933.2 million below the estimates, primarily in the areas of human services (Medicaid and welfare). Ohio ended 1995 with a general revenue fund balance of $928 million. For the first six months of fiscal 1996, revenues and expenditures were on target.**


  Franklin Ohio Insured Tax-Free Income Fund
  Portfolio Breakdown on August 31, 1996
  Based on Total Long-Term Investments

                              % of Total
                               Long-Term
  Sector                      Investments
  ---------------------------------------

  Utilities                      24.6%

  Education                      20.9%

  Hospitals                      15.0%

  Pre-Refunded                   14.3%

  General Obligations            11.3%

  Housing                         5.8%

  Certificates of Participation   3.0%

  Industrial                      2.5%

  Transportation                  2.4%

  ORB                             0.2%
  ---------------------------------------

For a complete list of portfolio holdings, please see page 87 of this report.

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

**Standard & Poor's Creditweek Municipal, January 22, 1996.


Performance Summary

Class I

The Franklin Ohio Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 24 cents from $12.22 on February 29, 1996, to $11.98 on August 31, 1996.

Due to decreased  income earned by the fund, we adjusted the monthly dividend to
5.5 cents ($0.055) from 5.7 cents ($0.057) per share, effective with the March 1996 distribution. Past performance is not predictive of future results.

At the end of this reporting period, the fund's distribution rate was 5.28%, based on an annualization of the current monthly dividend of 5.5 cents ($0.055) per share and the maximum offering price of $12.51 on August 31, 1996. This tax-free rate is generally higher than the after tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Ohio personal income tax bracket of 44.1% would need to earn 9.45% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT



  Franklin Ohio Insured Tax-Free Income Fund
  Class I
  Dividend Distributions 3/1/96 - 8/31/96+

                                Dividend
  Month                         per Share
  ---------------------------------------
  March                         5.5 cents

  April                         5.5 cents

  May                           5.5 cents

  June                          5.5 cents

  July                          5.5 cents

  August                        5.5 cents

  Total                        33.0 cents
  ---------------------------------------


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


Franklin Ohio Insured Tax-Free Income Fund - Class I
Periods ended August 31, 1996

                                                                       Since
                                                                     Inception
                                          1-Year   5-Year   10-Year   (4/3/85)
     -------------------------------------------------------------------------
     Cumulative Total Return1              4.89%   40.08%   99.18%    143.87%

     Average Annual Total Return2          0.40%    6.04%    6.67%      7.71%

     Distribution Rate3            5.28%

     Taxable Equivalent
      Distribution Rate4           9.45%

     30-Day Standardized Yield5    4.69%

     Taxable Equivalent Yield4     8.39%
     -------------------------------------------------------------------------


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.5 cent per share monthly dividend and the maximum offering price of $12.51 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Ohio personal income tax rate of 44.1%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


Class II

The Franklin Ohio Insured Tax-Free Income Fund's share price, as measured by net asset value, declined 23 cents from $12.26 on February 29, 1996, to $12.03 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 4.87%, based on an annualization of the current monthly dividend of 4.93 cents ($0.0493) per share and the offering price of $12.15 on August 31, 1996. This tax-free rate is generally higher than the after tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Ohio personal income tax bracket of 44.1% would need to earn 8.71% from a taxable investment to match the fund's tax-free distribution rate.



GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT



  Franklin Ohio Insured Tax-Free Income Fund
  Class II
  Dividend Distributions 3/1/96 - 8/31/96+

                               Dividend
  Month                        per Share
  -----------------------------------------
  March                        4.87 cents++

  April                        4.91 cents

  May                          4.91 cents

  June                         4.91 cents

  July                         4.93 cents

  August                       4.93 cents

  Total                       29.46 cents
  -----------------------------------------


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

++The March dividend includes both a regular dividend of 4.90 cents ($0.0490) per share, which decreased from 5.1 cents, and an adjustment of -.03 cents to reconcile the 12b-1 fee differential between Class I and Class II shares.


Franklin Ohio Insured Tax-Free Income Fund - Class II
Periods ended August 31, 1996

                                                                       Since
                                                                     Inception
                                                           1-Year    (5/1/95)
       ------------------------------------------------------------------------
       Cumulative Total Return1                            4.52%      7.89%

       Average Annual Total Return2                        2.51%      4.32%

       Distribution Rate3                           4.87%

       Taxable Equivalent Distribution Rate4        8.71%

       30-Day Standardized Yield5                   4.27%

       Taxable Equivalent Yield4                    7.64%
       ------------------------------------------------------------------------


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the 1.0% initial sales charge and the 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% CDSC, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.93 cent per share monthly dividend and the offering price of $12.15 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Ohio personal income tax rate of 44.1%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.




FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)

    Face                                                                                                                Value
   Amount      Franklin Arizona Insured Tax-Free Income Fund                                                          (Note 1)
   ----------------------------------------------------------------------------------------------------------------------------
               Long Term Investments  98.0%
$   900,000    Arizona State Power Authority, Power Resources Revenue, Refunding, Hoover Uprating Project,
                MBIA Insured, 5.375%, 10/01/13 .................................................................      $ 859,788
  1,000,000    Arizona State University Revenues, Refunding, Series A, MBIA Insured, 5.50%, 07/01/19 ...........        953,700
    750,000    Arizona State Management Authority, Financial Assistance Revenue,
                AMBAC Insured, 5.75%, 07/01/15 .................................................................        739,755
    400,000    Casa Grande Excise Tax Revenue, FGIC Insured, 6.00%, 04/01/10 ...................................        411,232
    525,000    Douglas Municipal Property Corp., Municipal Facilities Excise Tax Revenue, MBIA Insured, 5.75%,
                07/01/15 .......................................................................................        521,372
  1,000,000    Gilbert GO, Projects of 1988, Series C, MBIA Insured, 5.50%, 07/01/23 ...........................        960,650
    480,000    La Paz County School District No. 4, Quartzsite Elementary School Improvement, MBIA Insured, 5.70%,
                07/01/16 .......................................................................................        467,179
    700,000    Maricopa County School District No. 3, Tempe Elementary, Refunding, AMBAC Insured, 6.00%,
                07/01/13 .......................................................................................        721,399
    500,000    Maricopa County School District No. 8, Osborn, Series A, FGIC Insured, Refunding, 5.875%, 07/01/14       507,830
    700,000    Maricopa County School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 07/01/10        735,931
    500,000    Maricopa County School District No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%, 07/01/14       511,210
    570,000    Maricopa County School District No. 31, Series A, AMBAC Insured, 6.20%, 07/01/13 ................        595,433
    100,000    Maricopa County School District No. 41, Series A, FGIC Insured, Pre-Refunded, 5.40%, 07/01/13 ...        104,478
               Maricopa County School District No. 68, Alhambra Elementary, Refunding & Improvement,
                AMBAC Insured,
    500,000       5.125%, 07/01/13 .............................................................................        472,215
    100,000       5.625%, 07/01/13 .............................................................................        100,261
               Maricopa County School District No. 98, Fountain Hills,
    500,000       AMBAC Insured, 5.75%, 07/01/12 ...............................................................        506,385
    235,000       MBIA Insured, Pre-Refunded, 6.20%, 07/01/10 ..................................................        255,922
    500,000    Maricopa County UHSD No. 216, 1988 Project, FGIC Insured, 5.30%, 07/01/11 .......................        485,475
    700,000    Maricopa County USD No. 80, Chandler, Refunding, FGIC Insured, 5.85%, 07/01/13 ..................        710,899
    400,000    Maricopa County USD No. 95, Queens Creek, Series A, AMBAC Insured, 5.70%, 07/01/14 ..............        400,280
    610,000    Mohave County Hospital District No. 1, Refunding, Kingman Regional Medical Center Project,
                FGIC Insured, 6.50%, 06/01/15 ..................................................................        644,075
               Navajo County PCR, Arizona Public Service Co., Series A,
  2,400,000       AMBAC Insured, 5.50%, 08/15/28 ...............................................................      2,233,368
  1,500,000       MBIA Insured, 5.875%, 08/15/28 ...............................................................      1,475,505
    100,000    Northern Arizona University Revenues, Refunding, Series A, AMBAC Insured, 5.75%, 06/01/07 .......        102,117
    700,000    Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured, 5.55%,
                07/01/17 .......................................................................................        675,654
    100,000    Peoria GO, Projects of 1990, AMBAC Insured, 6.25%, 07/01/12 .....................................        104,058
  1,000,000    Phoenix Civic Improvement Corp., Municipal Facilities Excise Tax Revenue, MBIA Insured,6.90%,
                07/01/21 .......................................................................................      1,085,670
    800,000    Phoenix Civic Improvement Corp., Waste Water Systems Lease Revenue, Refunding, MBIA Insured,
                5.00%, 07/01/18 ................................................................................        712,208
               Phoenix Civic Improvement Corp., Water Systems Revenue, Junior Lien,
    500,000       AMBAC Insured, 5.50%, 07/01/21 ...............................................................        472,195
  1,000,000       FGIC Insured, 5.50%, 07/01/24 ................................................................        937,780
    925,000    Pima County IDA, SFMR, GNMA Secured, 6.625%, 11/01/14 ...........................................        954,498
    845,000    Puerto Rico Commonwealth GO, MBIA Insured, 6.45%, 07/01/17 ......................................        897,576
    800,000    Puerto Rico Electric Power Authority Revenue, Series R, FSA Insured, 6.25%, 07/01/17 ............        826,360
    840,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities,
                Financing Authority, Hospital Revenue, Hospital Auxilio Mutuo, Series A, Obligation Group, MBIA
                 Insured, 6.25%, 07/01/24 ......................................................................        864,360
               Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
  1,500,000       Refunding, Series D, 5.50%, 01/01/25 .........................................................      1,400,205
  1,500,000       Refunding, Series D, 6.25%, 01/01/27 .........................................................      1,536,060
               Salt River Project, Agricultural Improvement and Power District, Electric System Revenue, (cont.)
$ 1,000,000       Series C, 5.50%, 01/01/28 ....................................................................      $ 929,650
    120,000       Series C, MBIA Insured, 5.75%, 01/01/20 ......................................................        117,277
    250,000    Santa Cruz County USD, No. 1, Nogales, Series B, AMBAC Insured, Pre-Refunded, 6.10%, 07/01/14 ...        268,940
  1,000,000    Scottsdale IDA, Hospital Revenue, Refunding, Scottsdale Memorial Hospital, Series A, AMBAC Insured,
                5.70%, 09/01/15 ................................................................................        971,770
    360,000    Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC Insured, 6.15%, 01/01/15 ........        369,929
    375,000    Tucson Airport, Inc., Authority Revenue, Refunding, MBIA Insured, 5.70%, 06/01/13 ...............        371,374
               Tucson GO,
    500,000       Series A, MBIA Insured, 5.375%, 07/01/19 .....................................................        472,045
    650,000       Series G, 1984, FGIC Insured, 6.25%, 07/01/18 ................................................        675,545
               University of Arizona COP, Administrative & Packaging Facility, MBIA Insured, 6.00%,
    500,000       07/15/16 .....................................................................................        510,020
  1,625,000       07/15/23 .....................................................................................      1,651,439
  1,000,000    University of Arizona COP, Residence Life Project, Series A, CGIC Insured, 5.80%, 09/01/13 ......      1,001,490
  1,050,000    University of Arizona Medical Center Corp., Hospital Revenue, Refunding, MBIA Insured, 5.00%,
                07/01/21 .......................................................................................        923,843
  1,000,000    University of Puerto Rico, University Revenue, Series M, MBIA Insured, 5.25%, 06/01/25 ..........        922,100
    200,000    Yavapai County Community College District, Refunding, FGIC Insured, 5.40%, 07/01/10 .............        197,302
    250,000    Yavapai County, Elementary School District No. 6, Cottonwood-Oak Creek, 1993 Project, AMBAC Insured,
                Series B, 6.70%, 07/01/09 ......................................................................        272,803
    775,000    Yavapai County, Elementary School District No. 028, Refunding, Camp Verde, FGIC Insured, 6.00%,
                07/01/09 .......................................................................................        812,425
    300,000    Yavapai County USD No. 22, Humboldt, Series A, FGIC Insured, 5.95%, 07/01/14 ....................        303,069
    500,000    Yuma County Elementary School District No. 1, Series A, MBIA Insured, 5.75%, 07/01/14 ...........        505,509
                                                                                                                     -----------
                     Total Long Term Investments (Cost $36,759,557).............................................     37,219,613
                                                                                                                     -----------
              aShort Term Investments  .8%
    100,000    Maricopa Co., Pollution Control Corp., PCR, Refunding, Arizona Public Service Council, Series D,
                Daily VRDN and Put, 3.75%, 05/01/29 ............................................................        100,000
    100,000    Pinal County, IDA, PCR, Magma-Copper/Newmont Mining Corp, Daily VRDN and Put, 3.75%, 12/01/09 ...        100,000
    100,000    Pinal County, IDA, PCR, Daily VRDN and Put, 3.75%, 12/01/09 .....................................        100,000
                                                                                                                     -----------
                     Total Short Term Investments (Cost $ 300,000) .............................................        300,000
                                                                                                                     -----------
                         Total Investments (Cost $37,059,557)  98.8%............................................     37,519,613
                         Other Assets and Liabilities, Net  1.2% ...............................................        471,148
                                                                                                                     -----------
                         Net Assets  100.0% ....................................................................    $37,990,761
                                                                                                                     ===========


               At August 31,1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $37,059,557 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost ................................................................      $ 767,713
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value ................................................................       (307,657)
                                                                                                                     -----------
                 Net unrealized appreciation ...................................................................      $ 460,056
                                                                                                                     ===========



PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
FGIC     - Financial Guaranty Insurance Co.
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
IDA      - Industrial Development Authority
GO       - General Obligation
MBIA     - Municipal Bond Investors Assurance Corp.
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue
UHSD     - Unified High School District
USD      - Unified School District






aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                                Value
   Amount      Franklin Florida Insured Tax-Free Income Fund                                                          (Note 1)
   ----------------------------------------------------------------------------------------------------------------------------
               Long Term Investments  96.2%
$ 2,435,000    Citrus County PCR, Refunding, Florida Power Co., MBIA Insured, 6.625%, 01/01/27 .................    $ 2,628,972
  1,000,000    Clay County Utilities System Revenue, Series B, FGIC Insured, 5.25%, 11/01/13 ...................        952,120
  1,000,000    Cocoa Beach Improvement Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/20 ......................        942,260
  1,000,000    Florida State Board of Education GO, Capital Outlay, Series E, MBIA Insured, 5.80%, 06/01/24 ....        989,010
  1,000,000    Gainesville Public Improvements, Guaranteed, Refunding, AMBAC Insured, 5.50%, 08/01/17 ..........        967,390
  1,915,000    Gulf Breeze Revenue, Local Government Loan Program, FGIC Insured, 6.05% 12/1/15..................      1,956,326
  2,000,000    Hernando County Water and Sewer Revenue, Refunding & Improvement, FGIC Insured, 6.00%,
                06/01/19 .......................................................................................      2,028,160
  2,000,000    Hillsborough County IDA, IDR, University Community Hospital, MBIA Insured, 5.80%, 08/15/24 ......      1,975,380
  1,500,000    Hillsborough County IDA, PCR, Refunding, MBIA Insured, 6.25%, 12/01/34 ..........................      1,560,795
  1,600,000    Florida State HFA, Spinnaker Cove Apartments, Series G, 6.50%, 7/1/36............................      1,603,728
  1,250,000    Indian River County Water & Sewer Revenue, FGIC Insured, 5.50%, 9/01/26 .........................      1,185,088
  1,090,000    Indian Trail Water Control District Improvement Bonds, MBIA Insured, 5.75%, 8/1/16...............      1,080,997
  1,000,000    Jacksonville Sales Tax Revenue, River City Renaissance Project, FGIC Insured, 5.375%, 10/01/18 ..        952,190
  1,000,000    Jacksonville Water & Sewer Revenue, United Water Project, AMBAC Insured, 6.35%, 08/01/25 ........      1,031,680
  1,415,000    Lake Clarke Shores, Utility Systems Revenue, Refunding & Improvement, FGIC Insured, 5.80%,
                10/01/18 .......................................................................................      1,415,991
  1,000,000    Lake Mary Public Improvement Revenue, FGIC Insured, 5.25%, 09/01/15 .............................        939,370
  2,490,000    Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project, Refunding,
                MBIA Insured, 5.25%, 11/15/16 ..................................................................      2,339,330
    500,000    Lakeland Utility Tax Revenue, Refunding & Improvement, Series A, FGIC Insured, 6.00%, 10/01/17 ..        509,810
  3,000,000    Lee County Capital and Transportation Facilities Revenue, Refunding, Series A, MBIA Insured, 5.55%,
                10/01/18 .......................................................................................      2,907,120
               Lee County Industrial Development Authority, Utilities Revenue, Refunding, MBIA Insured, 6.05%
  2,000,000       11/01/15 .....................................................................................      2,025,700
  1,500,000       11/01/20 .....................................................................................      1,513,170
  2,000,000    Lee County Solid Waste Systems Revenue, MBIA Insured, 5.375%, 10/01/15 ..........................      1,874,120
  1,000,000    Lynn Haven Capital Improvement Revenue, Series A, MBIA Insured, 5.75%, 12/01/16 .................        993,980
  1,000,000    Martin County Consolidated Utilities Systems Revenue, Refunding & Improvement, FGIC Insured, 6.00%,
                10/01/24 .......................................................................................      1,015,800
  1,000,000    Martin County Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/14 ....................      1,023,460
  2,000,000    Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, 6.75%, 10/01/25 ................      2,171,260
  1,000,000    Okeechobee Utility Systems Authority Revenue, Acquisition and Improvement, Refunding, MBIA Insured,
                5.60%, 10/01/25 ................................................................................        965,200
  1,300,000    Orange County Capital Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/22 ............      1,317,329
               Orange County Health Facilities Authority Revenue,
  2,400,000       Refunding, Orlando Regional Healthcare Hospital, Series A, MBIA Insured, 6.00%, 11/01/24 .....      2,439,960
  1,000,000       Sunbelt Adventist Health, Series B, CGIC Insured, 6.75%, 11/15/21 ............................      1,072,200
  1,000,000    Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 ........................      1,016,930
               Orange County Sales Tax Revenue, FGIC Insured,
    500,000       6.125%, 01/01/19 .............................................................................        509,815
  1,000,000       5.375%, 01/01/24 .............................................................................        925,270
  1,900,000    Osceola County School Board COP, Series A, AMBAC Insured, 6.00%, 06/01/19 .......................      1,929,165
  1,225,000    Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 04/01/17 ...      1,255,478
  1,000,000    Palm Beach County, Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 06/01/15 ...........      1,019,080
  1,250,000    Pinellas County Sewer Revenue, FGIC Insured, 6.00%, 10/01/24 ....................................      1,270,688
  4,000,000    Port Orange Water and Sewer Revenue, Refunding, Junior Lien, AMBAC Insured, 5.25%, 10/01/21 .....      3,671,440
  1,000,000    Puerto Rico Commonwealth GO, FSA Insured, 6.00%, 07/01/22 .......................................      1,016,730
  1,000,000    Puerto Rico Electric Power Authority Revenue, Series P, CGIC Insured, Pre-Refunded, 7.00%, 07/01/21    1,120,100
  3,000,000    Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/1/21........................      2,870,220
               Seminole County School Board COP, Series A, MBIA Insured, 6.125%,
  1,000,000       07/01/14 .....................................................................................      1,032,290
  1,000,000       07/01/19 .....................................................................................      1,028,500
               Stuart Utilities Revenue, FGIC Insured,
$   500,000       6.70%, 10/01/14 ..............................................................................      $ 542,345
    500,000       6.80%, 10/01/24 ..............................................................................        545,265
    490,000    Titusville, Water and Sewer Revenue, MBIA Insured, 6.20%, 10/01/14 ..............................        510,840
  1,500,000    Vero Beach Electric Revenue, Refunding, Series A, MBIA Insured, 5.375%, 12/01/21 ................      1,410,223
    500,000    West Melbourne Water and Sewer Revenue, Refunding & Improvement, FGIC Insured, 6.75%,
                10/01/14 .......................................................................................        555,935
  1,500,000    West Palm Beach Utility Systems Revenue, Series B, FGIC Insured, 5.40%, 10/01/23 ................      1,410,690
                                                                                                                     -----------
                     Total Long Term Investments (Cost $67,412,512).............................................     68,018,900
                                                                                                                     -----------
              aShort Term Investments  1.8%
    700,000    Dade County Florida Industrial Development Authority, Daily VRDN and Put, 3.75%, 04/01/20 .......        700,000
    600,000    Pinellas County Florida Health Facilities Authority Revenue, Daily VRDN and Put, 3.75%, 12/01/15         600,000
                                                                                                                     -----------
                     Total Short Term Investments (Cost $1,300,000).............................................      1,300,000
                                                                                                                     -----------
                         Total Investments (Cost $68,712,512)  98.0%............................................     69,318,900
                         Other Assets and Liabilities, Net  2.0% ...............................................      1,366,657
                                                                                                                     -----------
                         Net Assets  100.0% ....................................................................    $70,685,557
                                                                                                                     ===========


               At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $68,712,512 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost ................................................................    $ 1,579,715
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value.................................................................       (973,327)
                                                                                                                     -----------
                 Net unrealized appreciation ...................................................................      $ 606,388
                                                                                                                     ===========



PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
FGIC     - Financial Guaranty Insurance Corp.
FSA      - Financial Security Assistance
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
IDA      - Industrial Development Authority
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
PCR      - Pollution Control Revenue






aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)

    Face                                                                                                              Value
   Amount       Franklin Insured Tax-Free Income Fund                                                               (Note 1)
   ----------------------------------------------------------------------------------------------------------------------------
                Long Term Investments  98.1%
                Alabama  2.5%
                Alabama HFA, SFMR,
$  4,600,000        HMR Program, Series A-1, GNMA Secured, 7.80%, 10/01/20 ...................................      $ 4,766,888
   1,340,000        Series 1986-A, MBIA Insured, 7.125%, 10/01/14 ............................................        1,367,550
   1,000,000    Alabama State Board Educational Revenue, Southern Union State Junior College, MBIA Insured,
                 6.50%, 07/01/12 .............................................................................        1,066,820
                Alabama Water Pollution Control Authority, Revolving Fund Loan, AMBAC Insured,
     100,000        6.25%, 08/15/14 ..........................................................................          102,639
   2,000,000        Series A, 5.60%, 08/15/16 ................................................................        1,934,660
   1,655,000    Auburn Governmental Utility Services Corp., Waste Water Revenue, Merscot-Auburn, FGIC Insured,
                 7.30%, 01/01/12 .............................................................................        1,764,760
                Daphne Utilities Board, Water, Gas and Sewer Revenue, FGIC Insured,
   4,030,000        Refunding, Series 1990-B, 7.30%, 06/01/10 ................................................        4,354,496
   2,000,000        Series B, Capital Improvement Bonds, 7.35%, 06/01/20 .....................................        2,143,980
   1,100,000    Druit Community Hospital Health Care Authority, Facilities Revenue, MBIA Insured, Pre-Refunded,
                 7.875%, 06/01/07 ............................................................................        1,153,064
   3,550,000    Fort Payne Waterworks, Board of Water Revenue, MBIA Insured, 5.45%, 07/01/21 .................        3,325,285
   2,285,000    Houston County Health Care Authority, Hospital Revenue, Refunding, Alabama Medical Center,
                 MBIA Insured, 5.50%, 10/01/19 ...............................................................        2,132,339
     300,000    Huntsville Health Care Facilities Authority Revenue, Series A, MBIA Insured, 6.375%, 06/01/22           310,326
   1,500,000    Marshall County Limited Obligation, AMBAC Insured, Pre-Refunded, 7.00%, 02/01/12 .............        1,655,775
     500,000    Mobile Board of Water and Sewer Commissioners, Water and Sewer Utilities Revenue, Series A,
                 FGIC Insured, Pre-Refunded, 9.375%, 01/01/12 ................................................          533,085
   4,000,000    Montgomery Health Care Facilities Revenue, Jackson Hospital and Clinic, Refunding,
                AMBAC Insured, 6.00%, 03/01/26 ...............................................................        3,988,960
   1,960,000    Phenix City GO, Refunding, AMBAC Insured, 5.75%, 03/01/13 ....................................        1,962,332
   4,000,000    University of Alabama, University Hospital Revenues, Refunding, Huntsville, Series A, MBIA Insured,
                 5.50%, 05/01/18 .............................................................................        3,791,400
   5,000,000    West Jefferson IDB, PCR, Refunding, Alabama Power Co., Miller Plant Co., Series C, MBIA Insured,
                 6.05%, 05/01/23 .............................................................................        5,038,550
                                                                                                                     -----------
                                                                                                                     41,392,909
                                                                                                                     -----------
                Alaska  4.1%
                Alaska Energy Authority Power Revenue, Bradley Lake Hydro Project,
   5,795,000        MBIA Insured, 7.25%, 07/01/21 ............................................................        6,319,853
   5,000,000        Series 1, BIG Insured, 7.25%, 07/01/09 ...................................................        5,357,250
   4,765,000        Series 1, BIG Insured, 7.25%, 07/01/16 ...................................................        5,127,664
   3,205,000        Series 1, BIG Insured, 6.25%, 07/01/21 ...................................................        3,245,864
  18,500,000    Alaska Energy Utilities Revenue, City and Boro of Sitka, Refunding, CGIC Insured, 6.75%, 07/01/20    19,763,157
   6,000,000    Alaska State HFC, Refunding, Series A, MBIA Insured, 5.875%, 12/01/30 ........................        5,748,240
   5,000,000    Anchorage Electric Utility Revenue, Refunding, Senior Lien, Series A, MBIA Insured, 7.125%,
                 06/01/06 ....................................................................................        5,390,350
                Anchorage GO, AMBAC Insured,
   2,765,000        General Purpose, Pre-Refunded, 7.30%, 08/01/10 ...........................................        3,021,703
   5,000,000        Refunding, 7.20%, 06/01/17 ...............................................................        5,337,300
   3,505,000        Refunding, 6.25%, 06/01/23 ...............................................................        3,536,966
   5,100,000    Anchorage Water Revenue, Refunding, Senior Lien, MBIA Insured, 7.25%, 08/01/14 ...............        5,407,224
     500,000    University of Alaska COP, Series 1990, CGIC Insured, 7.375%, 10/01/07 ........................          545,030
     250,000    University of Alaska Revenues, Series B, AMBAC Insured, 6.50%, 10/01/17 ......................          258,835
                                                                                                                     -----------
                                                                                                                     69,059,436
                                                                                                                     -----------
                Arizona  3.6%
                Arizona State Municipal Financing Program, COP, BIG Insured,
$  2,250,000        Phoenix Water, Series 10, BIG Insured, Pre-Refunded, 7.90%, 08/01/17 .....................      $ 2,353,590
   6,000,000        Series 1986-20, ETM, 7.70%, 08/01/10 .....................................................        7,014,480
  10,000,000        Series 1986-26, 7.70%, 08/01/05 ..........................................................       10,614,600
   2,200,000    Chandler Water and Sewer Revenue, Refunding, FGIC Insured, 7.00%, 07/01/12 ...................        2,350,106
                Cochise County USD No. 68, Sierra Vista, FGIC Insured,
     500,000        Refunding, 7.50%, 07/01/10 ...............................................................          590,515
   3,000,000        Series B, Pre-Refunded, 7.625%, 07/01/10 .................................................        3,343,020
     300,000    Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Services, Series A, Refunding,
                 MBIA Insured, 7.00%, 12/01/16 ...............................................................          343,689
                Maricopa County USD No. 80, Chandler, FGIC Insured, Pre-Refunded,
     775,000        7.20%, 07/01/07 ..........................................................................          852,190
     825,000        7.20%, 07/01/08 ..........................................................................          907,170
     500,000        7.25%, 07/01/09 ..........................................................................          550,665
   1,000,000    Maricopa County USD No. 98, Fountain Hills, Series A, FGIC Insured, Pre-Refunded, 7.10%,
                 07/01/10 ....................................................................................        1,080,510
   1,000,000    Maricopa UHSD No. 216, Refunding & Improvement, FGIC Insured, 6.70%, 07/01/11 ................        1,082,250
   1,000,000    Mesa IDA, Health Care Facilities Revenue, Refunding, Western Health Network, Inc., Series B-2,
                 BIG Insured, 7.50%, 01/01/08 ................................................................        1,067,340
     500,000    Mohave County USD No. 1, Lake Havasu Project, Series 1991-B, AMBAC Insured, 5.375%,
                 07/01/11....................................................................................           486,275
   3,925,000    Navajo County Pollution Control Corp. Revenue, Refunding, MBIA Insured, 5.875%, 08/15/28 .....        3,860,905
   2,700,000    Phoenix Civic Imrpovement Corp., Waste Water Systems Lease Revenue, Refunding, MBIA Insured,
                 5.00%, 07/01/18 .............................................................................        2,403,702
     890,000    Phoenix GO, Refunding, Series B, MBIA Insured, 5.50%, 07/01/16 ...............................          850,635
                Pima County Sewer Revenue, FGIC Insured,
     230,000        6.75%, 07/01/15 ..........................................................................          252,264
     270,000        Pre-Refunded, 6.75%, 07/01/15 ............................................................          290,444
                Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
   1,150,000        Refunding, Series A, FGIC Insured, 5.50%, 01/01/19 .......................................        1,094,582
  10,000,000        Refunding, Series C, MBIA Insured, 5.00%, 01/01/13 .......................................        9,152,400
     300,000        Series A, MBIA Insured, 6.50%, 01/01/22 ..................................................          312,720
   5,000,000    Tucson Local Development Corp., Leasehold Revenue, Series F, FGIC Insured, Pre-Refunded,
                 7.30%, 07/01/10 .............................................................................        5,303,600
   5,000,000    Tucson Water Revenue, MBIA Insured, 6.00%, 07/01/21 ..........................................        5,045,850
                                                                                                                     -----------
                                                                                                                     61,203,502
                                                                                                                     -----------
                Arkansas  .2%
                Arkansas State Development Finance Authority Water Revenue, Series A, MBIA Insured,
   1,400,000        Pre-Refunded, 7.00%, 06/01/14 ............................................................        1,545,208
   2,000,000        Refunding, 6.50%, 07/01/10 ...............................................................        2,201,860
      25,000    Pulaski County Health Facilities Board, Hospital Revenue, St. Vincent's Infirmary, MBIA Insured,
                 Pre-Refunded, 10.00%, 09/01/12 ..............................................................           28,790
                                                                                                                     -----------
                                                                                                                      3,775,858
                                                                                                                     -----------
                California  3.8%
   3,750,000    California State Public Works, Board Lease Revenue, University of California Projects, Series A,
                 AMBAC Insured, 6.40%, 12/01/16 ..............................................................        3,937,838
   2,000,000    Concord RDA, Tax Allocation, Central Concord Redevelopment Project, Refunding, Senior Lien,
                 AMBAC Insured, 5.25%, 07/01/19 ..............................................................        1,842,620
  15,000,000    Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 09/01/20 ................       19,817,250
   1,515,000    Lancaster RDA, Refunding, Residential Redevelopment, MBIA Insured, 6.10%, 08/01/19 ...........        1,542,997
                California (cont.)
$ 12,000,000    Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue Proposition, Series A,
                 AMBAC Insured, 5.00%, 07/01/25 ..............................................................     $ 10,541,040
   3,000,000    Los Angeles County Sanitation Districts Financing, MBIA Insured, 5.25%, 10/01/19 .............        2,745,150
                Los Angeles Department of Water and Power, Electric Plant Revenue, FGIC Insured,
   2,500,000        5.375%, 02/15/34 .........................................................................        2,292,150
   2,200,000        Second Issue, 5.25%, 11/15/26 ............................................................        1,976,546
   2,535,000    Northern California Public Power Agency Revenue, Refunding, Hydroelectric Project No. 1, Series A,
                 MBIA Insured, 5.50%, 07/01/23 ...............................................................        2,389,288
     250,000    Oakland RDA, Refunding, Central District Redevelopment, AMBAC Insured, 5.50%, 02/01/14 .......          243,703
   5,500,000    Sacramento Municipal Utility District, Refunding, Series D, MBIA Insured, 5.25%, 11/15/20 ....        5,022,160
   1,000,000    San Diego Regional Building Authority, Lease Revenue, Refunding, San Miguel Fire Protection,
                 Series A, MBIA Insured, 5.65%, 01/01/20 .....................................................          977,110
   2,000,000    San Francisco Bay Area Rapid Transit, District Sales Tax Revenue, FGIC Insured, 5.50%, 07/01/20       1,915,400
   1,000,000    Santee Public Financing Authority Revenue, Redevelopment, Refinancing, City Hall Project,
                 MBIA Insured, 5.45%, 02/01/14 ...............................................................          964,020
   2,250,000    Stockton, East Water District, 1992 Project, Series A, AMBAC Insured, 6.40%, 04/01/22 ........        2,364,773
   4,630,000    Suisun-Solano Water Authority Revenue, Refunding, CGIC Insured, 5.55%, 05/01/17 ..............        4,529,436
                                                                                                                     -----------
                                                                                                                     63,101,481
                                                                                                                     -----------
                Colorado  6.1%
   3,500,000    Adams and Weld Counties GO, Brighton School District No. 27-J, MBIA Insured, 6.30%, 12/01/12 .        3,666,985
   1,000,000    Arapahoe County Building Finance Corp., COP, CGIC Insured, Pre-Refunded, 7.50%, 12/01/10 .....        1,109,610
   8,695,000    Arapahoe County COP, Refunding, CGIC Insured, 6.625%, 12/01/16 ...............................        9,338,082
   1,500,000    Castle Pines Metropolitan District, Refunding & Improvement, Series 1990, CGIC Insured, 7.625%,
                 12/01/15 ....................................................................................        1,652,895
                Colorado Health Facilities Authority Revenue,
   2,500,000        Children's Hospital Association Project, MBIA Insured, 5.25%, 10/01/26 ...................        2,249,775
   1,174,000        Community Provider Project, Series 1991-A, CGIC Insured, 7.25%, 07/15/17 .................        1,265,466
   3,000,000        Rose Medical Center, MBIA Insured, Pre-Refunded, 7.00%, 08/15/21 .........................        3,339,000
                Colorado Mountain College Residence Hall Revenue, MBIA Insured,
   1,900,000        5.625%, 06/01/12 .........................................................................        1,875,414
   3,000,000        5.75%, 06/01/23 ..........................................................................        2,939,520
                Colorado Post Secondary Educational Facilities Authority Revenue, Connie Lee Insured,
   1,000,000        6.625%, 06/01/13 .........................................................................        1,045,810
   1,000,000        Refunding, University of Denver Project, 6.00%, 03/01/10 .................................        1,012,580
   2,700,000        University of Denver Project, 6.25%, 03/01/12 ............................................        2,791,530
   2,700,000        University of Denver Project, 6.25%, 03/01/18 ............................................        2,767,986
   2,455,000    Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%, 12/15/24 ..................        2,462,709
   1,000,000    Colorado Springs Utilities Revenue, Refunding and Improvement, Series A, MBIA Insured, 5.125%,
                 11/15/18 ....................................................................................          910,440
                Colorado State Board of Agriculture Revenue, University of Aux Facilities, Refunding and
                 Improvement, MBIA Insured, 6.40%,
     800,000        03/01/11 .................................................................................          843,136
   1,000,000        03/01/17 .................................................................................        1,044,730
   2,000,000    Colorado Water Resources and Power Development Authority Revenue, Series A, FGIC Insured,
                 6.70%, 11/01/12 .............................................................................        2,132,280
                Denver City and County Airport Revenue, MBIA Insured,
   4,290,000        Series A, 5.60%, 11/15/20 ................................................................        4,119,515
   4,280,000        Series C, 5.60%, 11/15/25 ................................................................        4,022,644
   8,000,000        Series C, 6.125%, 11/15/25 ...............................................................        7,982,880
   1,500,000    Denver City and County Board, Water Commissioner, COP, FGIC Insured, 6.625%, 11/15/11 ........        1,599,090
                Colorado (cont.)
$  3,000,000    Denver City and County Hospital Revenue, Children's Hospital Association Project, FGIC Insured,
                 6.00%, 10/01/15 .............................................................................      $ 3,048,030
   2,000,000    Denver City and County Revenue, Mercy Medical Center Project, MBIA Insured, Pre-Refunded,
                 7.75%, 05/01/14 .............................................................................        2,150,580
   1,170,000    Denver City and County SFMR, GNMA Secured, Series A, 8.125%, 12/01/20 ........................        1,208,294
   2,000,000    Douglas County School District No. 1, Douglas and Elbert Counties COP, Series D, FGIC Insured,
                 6.80%, 12/01/11 .............................................................................        2,159,220
     625,000    El Paso County SFMR, Series 1990-A, GNMA Secured, 8.00%, 09/01/22 ............................          652,075
   3,600,000    Garfield, Pitkin and Eagle Counties, Reorganized School District No. 1, MBIA Insured, Pre-Refunded,
                 6.60%, 12/15/14 .............................................................................        3,986,640
   2,000,000    Goldsmith Metropolitan District, Refunding, MBIA Insured, 6.125%, 12/01/12 ...................        2,059,740
   1,000,000    Havana Water and Sanitary District Sewer Revenue, CGIC Insured, Pre-Refunded, 7.375%,
                 09/15/14 ....................................................................................        1,066,490
   2,000,000    Inverness Water and Sanitation District GO, Arapahoe and Douglas Counties, Refunding and
                 Improvement, BIG Insured, Pre-Refunded, 8.125%, 12/01/05 ....................................        2,041,040
                Jefferson County COP, MBIA Insured,
   2,000,000        Pre-Refunded, 7.125%, 12/01/10 ...........................................................        2,231,480
   5,000,000        Refunding, 6.65%, 12/01/08 ...............................................................        5,359,950
   5,000,000    Jefferson County School District No. R-1, AMBAC Insured, 6.25%, 12/15/12 .....................        5,223,700
     410,000    Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 ...................          433,128
   3,000,000    La Plata County School District No. R-9, Durango City, FGIC Insured, 6.55%, 11/01/12 .........        3,203,220
   1,000,000    Morgan County PCR, Refunding, First Mortgage, Public Service Co., Series A, MBIA Insured, 5.50%,
                 06/01/12 ....................................................................................          964,210
   1,600,000    Parker Water and Sanitation District, Water and Sewer Revenue, Refunding, FGIC Insured, 6.20%,
                 10/01/15 ....................................................................................        1,656,752
   2,400,000    Pueblo School District No. 60, Project A, COP, MBIA Insured, Pre Refunded, 7.25%, 12/01/09 ...        2,612,088
   2,500,000    Regional Transportation District, Sales Tax Revenue, Refunding and Improvement, FGIC Insured,
                 6.25%, 11/01/12 .............................................................................        2,605,150
                                                                                                                     -----------
                                                                                                                    102,833,864
                                                                                                                     -----------
                Connecticut  .6%
                Connecticut Health and Educational Facilities Authority Revenue,
   2,000,000        Danbury Hospital, Series E, MBIA Insured, 6.50%, 07/01/14 ................................        2,089,180
   1,000,000        Day Kimball Hospital, Series A, FSA Insured, 5.375%, 07/01/26 ............................          911,030
   2,000,000        Trinity College, Series D, FGIC Insured, 6.125%, 07/01/24 ................................        2,021,100
   2,900,000        Yale-New Haven Hospital, Issue I, MBIA Insured, Pre-Refunded, 7.10%, 07/01/25 ............        3,197,801
   2,000,000    New Haven Air Rights Parking Facility Revenue, Refunding, MBIA Insured, 6.50%, 12/01/15 ......        2,115,440
                                                                                                                     -----------
                                                                                                                     10,334,551
                                                                                                                     -----------
                Delaware  .3%
   1,000,000    Delaware State EDA, PCR, Refunding, Series B, AMBAC Insured, 6.75%, 05/01/19 .................        1,070,630
   2,900,000    Delaware State Health Facilities Authority Revenue, Refunding, Medical Center, MBIA Insured,
                 7.00%, 10/01/15 .............................................................................        3,095,837
     250,000    Delaware Transportation Authority System Revenue, MBIA Insured, Pre-Refunded, 7.75%,
                 07/01/08 ....................................................................................          269,233
                                                                                                                     -----------
                                                                                                                      4,435,700
                                                                                                                     -----------
                District of Columbia  .2%
     875,000    District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 09/01/16 ..................          898,739
   2,000,000    District of Columbia Revenue, Howard University, Series A, MBIA Insured, 8.00%, 10/01/17 .....        2,113,760
                                                                                                                     -----------
                                                                                                                      3,012,499
                                                                                                                     -----------
                Florida  4.2%
$  1,800,000    Cape Coral, Franchise Fees Revenue, AMBAC Insured, 5.40%, 12/01/13 ...........................      $ 1,741,032
   2,750,000    Dade County Health Facilities Authority, Hospital Revenue, Mt. Sinai Medical Center Project,
                 CGIC Insured, Pre-Refunded, 8.40%, 12/01/17 .................................................        2,947,945
     200,000    Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 ..............          244,670
      15,000    Dade County, Series DD, MBIA Insured, 7.75%, 10/01/18 ........................................           15,333
     725,000    Florida HFA, SFMR, Series 1, FGIC Insured, 8.00%, 12/15/13 ...................................          749,266
   2,000,000    Florida North Port Utility Revenue, FGIC Insured, 6.20%, 10/01/12 ............................        2,083,560
     200,000    Florida State Municipal Power Agency Revenue, Refunding, Stanton Project, MBIA Insured, 6.00%,
                 10/01/15 ....................................................................................          202,054
                Florida Turnpike Authority Revenue, Series A,
   3,000,000        AMBAC Insured, Pre-Refunded, 7.20%, 07/01/11 .............................................        3,365,160
     710,000        FGIC Insured, 6.35%, 07/01/22 ............................................................          734,900
   1,290,000        FGIC Insured, Pre-Refunded, 6.35%, 07/01/22 ..............................................        1,398,824
   7,400,000        FGIC Insured, 5.625%, 07/01/25 ...........................................................        7,168,676
      25,000    Fort Myers Utility Revenue, Refunding, Series A, BIG Insured, 6.00%, 10/01/19 ................           25,214
   1,000,000    Hillsborough County IDAR, PCR, Refunding, MBIA Insured, 6.25%, 12/01/34 ......................        1,040,530
   3,000,000    Hillsborough County IDA, IDR, University Community Hospital, MBIA Insured, 5.80%, 08/15/24 ...        2,963,070
   2,000,000    Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project, Refunding,
                 MBIA Insured, 5.25%, 11/15/25 ...............................................................        1,824,980
                Lee County Industrial Development Authority, Utilities Revenue, MBIA Insured, 6.05%
   1,000,000        11/01/15 .................................................................................        1,012,850
   1,000,000        11/01/20 .................................................................................        1,008,780
   2,000,000    Lee County Solid Waste Systems Revenue, MBIA Insured, 5.375%, 10/01/15 .......................        1,874,120
   5,000,000    Manatee County School Board, Certificates of Participation, MBIA Insured, 6.125%, 07/01/21 ...        5,085,750
     100,000    Miami, Refunding, MBIA Insured, Pre-Refunded, 7.40%, 04/01/05 ................................          108,953
   2,800,000    Naples Hospital Revenue, Refunding, Naples Community Hospital, Inc. Project, MBIA Insured,
                 5.25%, 10/01/09 .............................................................................        2,735,208
   1,000,000    Opa-Locka Capital Improvement Revenue, Refunding, FGIC Insured, 6.125%, 01/01/24 .............        1,023,770
     960,000    Orange City Utilities System Revenue, Refunding and Improvement, AMBAC Insured, Pre-Refunded,
                 7.20%, 10/01/17 .............................................................................        1,035,754
     100,000    Orange County Capital Improvement Revenue, Series B, MBIA Insured, Pre-Refunded, 7.70%,
                 10/01/18 ....................................................................................          108,769
   1,000,000    Orange County Health Facilities Authority, Hospital Revenue, Orlando Regional Health Care,
                 Series A, Refunding, MBIA Insured, 6.00%, 11/01/24 ..........................................        1,016,650
                Orlando and Orange County Expressway Authority Revenue, FGIC Insured,
     100,000        Junior Lien, 6.50%, 07/01/10 .............................................................          110,401
     225,000        Junior Lien, 6.50%, 07/01/12 .............................................................          247,293
   2,765,000        Refunding, Senior Lien, 5.25%, 07/01/23 ..................................................        2,548,556
   1,000,000    Osceola County School Board COP, Refunding, Series A, AMBAC Insured, 5.50%, 06/01/19 .........          953,780
   1,000,000    Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 04/01/17         1,024,880
   4,000,000    Palm Beach County Solid Waste Authority Revenue, BIG Insured, 8.375%, 07/01/10 ...............        4,245,760
   1,000,000    Panama City Water and Sewer Revenue, Refunding and Improvement, AMBAC Insured, 5.625%,
                 06/01/19 ....................................................................................          971,800
   1,000,000    Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 09/01/15 .............        1,029,050
   3,500,000    Reedy Creek Improvement District, Utilities Revenue, Refunding, Series 1, MBIA Insured, 5.00%,
                 10/01/19 ....................................................................................        3,105,515
   1,970,000    Royal Palm Beach Utilities System Revenue, Series B, AMBAC Insured, Pre-Refunded, 8.875%,
                 10/15/15 ....................................................................................        2,111,584
   3,910,000    Saint Petersburg Public Utilities Revenue, MBIA Insured, 5.60%, 10/01/18 .....................        3,789,494
   2,010,000    Sarasota-Manatee Airport Authority Revenue, Refunding, MBIA Insured, 5.625%, 08/01/14 ........        1,982,001
     250,000    Sumter County School District Revenue, Multi-District Loan Program, CGIC Insured, 7.15%,
                 11/01/15 ....................................................................................          292,868
                Florida (cont.)
$  2,000,000    Tamarac Water and Sewer Utility Revenue, AMBAC Insured, Pre-Refunded, 8.25%, 10/01/11 ........      $ 2,046,520
   1,200,000    Temple Terrace Water and Sewer Revenue, FGIC Insured, 6.25%, 10/01/12 ........................        1,248,996
   3,200,000    Vero Beach Electric Revenue, Refunding, Series A, MBIA Insured, 5.375%, 12/01/21 .............        3,008,480
                                                                                                                     -----------
                                                                                                                     70,232,796
                                                                                                                     -----------
                Georgia  1.1%
   2,860,000    Bartow County Water and Sewage Revenue, Refunding, AMBAC Insured, Pre-Refunded, 8.00%,
                 09/01/15 ....................................................................................        3,119,659
   1,535,000    Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%, 10/01/14 ..        1,603,615
   2,000,000    Burke County Development Authority, PCR, Georgia Power Co.,Vogtle Project, MBIA Insured,
                 Seventh Series, 6.625%, 10/01/24 ............................................................        2,112,840
   1,000,000    Cherokee County Water and Sewage Revenue, Refunding, MBIA Insured, 6.90%, 08/01/18 ...........        1,081,470
   1,500,000    Columbia County Water and Sewage Revenue, Refunding, AMBAC Insured, 6.25%, 06/01/12 ..........        1,552,695
   1,055,000    Fitzgerald Housing Authority Mortgage Revenue, Refunding, Bridge Creek, Series A, MBIA Insured,
                 6.50%, 07/01/24 .............................................................................        1,072,851
     200,000    Fulton de Kalb Hospital Authority Revenue, COP, Grady Memorial Hospital Project, AMBAC Insured,
                 Pre-Refunded, 6.90%, 01/01/15 ...............................................................          220,118
   5,000,000    Georgia Municipal Electric Authority, Power Revenue, Series EE, AMBAC Insured, 6.65%,
                 01/01/21 ....................................................................................        5,119,350
                Marietta Development Authority Revenue, Life College,
   1,000,000        CGIC Insured, Pre-Refunded, 7.20%, 12/01/09 ..............................................        1,100,300
   1,085,000        Refunding, First Mortgage, Series A, FSA Insured, 5.80%, 09/01/19 ........................        1,060,750
      10,000    Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue, Series J, FGIC Insured,
                Pre-Refunded, 8.00%, 07/01/18 ................................................................           10,850
                                                                                                                     -----------
                                                                                                                     18,054,498
                                                                                                                     -----------
                Hawaii  1.1%
                Hawaii County GO, Refunding & Improvement, Series A, FGIC Insured, 5.60%,
   1,000,000        05/01/12 .................................................................................          999,910
   1,000,000        05/01/13 .................................................................................          994,560
   5,000,000    Hawaii State Airports System Revenue, Second Series, FGIC Insured, 7.50%, 07/01/20 ...........        5,493,900
                Hawaii State Department of Budget and Finance, Special Purposes Mortgage Revenue,
   3,000,000        Hawaii Electric Co., MBIA Insured, 6.55%, 12/01/22 .......................................        3,155,400
     335,000        Refunding, Queens Medical Center Project, FGIC Insured, Pre-Refunded, 6.50%, 07/01/12 ....          349,134
   4,000,000        Refunding, St. Francis Medical Centers, CGIC Insured, 6.50%, 07/01/22 ....................        4,225,080
                Hawaii State Harbor Capital Improvement Revenue, FGIC Insured, 6.40%,
     535,000        07/01/05 .................................................................................          574,777
     605,000        07/01/06 .................................................................................          648,403
     610,000        07/01/07 .................................................................................          650,443
                Kauai County GO, Refunding, MBIA Insured, Pre-Refunded,
     385,000        7.40%, 08/01/06 ..........................................................................          408,258
     415,000        7.45%, 08/01/07 ..........................................................................          440,444
     445,000        7.45%, 08/01/08 ..........................................................................          472,283
                                                                                                                     -----------
                                                                                                                     18,412,592
                                                                                                                     -----------
                Idaho  .1%
   1,000,000    Idaho State University at Boise Revenues, Student Fee, MBIA Insured, 6.50%, 04/01/19 .........        1,089,860
                                                                                                                     -----------
                Illinois  4.2%
      40,000    Aurora, Series B, MBIA Insured, Pre-Refunded, 7.25%, 01/01/19 ................................           42,830
     545,000    Aurora SFMR, GNMA Secured, AMBAC Insured, 7.80%, 12/01/15 ....................................          559,802
     270,000    Bloomingdale Waterworks and Sewer Revenue, MBIA Insured, 7.80%, 05/01/06 .....................          276,761
   1,350,000    Cary Waterworks and Sewerage Revenue, Series A, MBIA Insured, Pre-Refunded, 6.40%, 05/01/17 ..        1,450,926
                Illinois (cont.)
$    100,000    Central Lake County Joint Action Water Agency, Interim Revenue, Series A, AMBAC Insured,
                 Pre-Refunded, 7.00%, 05/01/19 ...............................................................        $ 109,428
     320,000    Chicago Board of Education Lease, Series A, Refunding, MBIA Insured, 6.25%, 01/01/09 .........          339,181
                Chicago Central Public Library, Series B, AMBAC Insured,
   1,800,000        6.70%, 01/01/06 ..........................................................................        1,963,422
   1,800,000        6.75%, 01/01/07 ..........................................................................        1,963,152
     100,000    Chicago Heights, MBIA Insured, Pre-Refunded, 7.40%, 12/01/03 .................................          111,564
                Chicago Public Building Commission Revenue, Community College District No. 508,
   1,600,000        Series A, MBIA Insured, ETM, 7.70%, 01/01/08 .............................................        1,698,224
   4,000,000        Series B, BIG Insured, ETM, 8.75%, 01/01/07 ..............................................        4,133,960
     100,000    Chicago Waste Water Transmission Revenue, AMBAC Insured, Pre-Refunded, 7.20%, 11/15/19 .......          109,613
   1,500,000    Cicero GO, CGIC Insured, 6.90%, 12/01/12 .....................................................        1,631,685
                Cook County Community College District No. 508, COP, FGIC Insured,
   7,470,000        8.50%, 01/01/02 ..........................................................................        8,723,242
   5,000,000        8.75%, 01/01/05 ..........................................................................        6,193,800
   4,935,000    Decatur Hospital Revenue, Decatur Memorial Hospital, Series B, MBIA Insured, 6.85%, 10/01/16 .        5,217,183
     750,000    Des Plains Hospital Facility Revenue, Refunding, Holy Family Hospital, AMBAC Insured, 9.25%,
                 01/01/14 ....................................................................................          759,938
   2,000,000    Evergreen Park, Village of, Hospital Facility Revenue, Refunding, Little Co. of Mary Hospital, Inc.,
                 MBIA Insured, 7.75%, 02/15/09 ...............................................................        2,110,860
     500,000    Franklin Park Alternate Revenue, AMBAC Insured, Pre-Refunded, 6.85%, 07/01/22 ................          560,955
                Illinois Health Facilities Authority Revenue,
   4,452,000        Community Provider Pooled Loan Program, Series A, CGIC Insured, 7.35%, 08/15/10 ..........        4,947,908
   2,635,000        Methodist Health Services Corp., Series G, BIG Insured, 8.00%, 08/01/15 ..................        2,858,817
   4,280,000        Michael Reese Hospital, Series A, CGIC Insured, ETM, 7.60%, 02/15/05 .....................        4,791,460
     403,000        Refunding, Series B, MBIA Insured, ETM, 7.90%, 08/15/03 ..................................          462,692
      47,000        Series 1990, CGIC Insured, 7.75%, 08/15/10 ...............................................           57,461
   2,583,000        Series 1990, CGIC Insured, ETM, 7.75%, 08/15/10 ..........................................        2,864,082
   2,314,000        Series B, MBIA Insured, 7.90%, 08/15/03 ..................................................        2,392,931
   1,000,000        Silver Cross Hospital, MBIA Insured, 7.00%, 08/15/21 .....................................        1,065,970
   5,750,000    Illinois State COP, CGIC Insured, 6.95%, 07/01/13 ............................................        6,219,833
                Joliet GO, Series 1987, BIG Insured, Pre-Refunded, 8.00%,
     560,000        01/01/09 .................................................................................          589,109
     605,000        01/01/10 .................................................................................          636,448
     650,000        01/01/11 .................................................................................          683,787
     200,000    Kane County Public Building Commission, Community College Facilities Revenue, Elgin Community
                 College District No. 509, FGIC Insured, Pre-Refunded, 7.00%, 12/01/10 .......................          214,770
     300,000    Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured, 6.50%,
                 01/01/06 ....................................................................................          325,035
   2,000,000    Onterie Center Project, HFC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 7.05%,
                 07/01/27 ....................................................................................        2,098,780
     300,000    Regional Transportation Authority, Series A, AMBAC Insured, 7.20%, 11/01/20 ..................          344,733
   2,040,000    Southwestern Development Authority, Capital Improvement Revenue, McKendre College Project,
                 CGIC Insured, 7.375%, 02/01/11 ..............................................................        2,146,570
                                                                                                                     -----------
                                                                                                                     70,656,912
                                                                                                                     -----------
                Indiana  1.6%
   1,000,000    Carroll County Consolidated School Building Corp., Refunding, First Mortgage, AMBAC Insured,
                 7.625%, 01/01/04 ............................................................................        1,054,060
                Fort Wayne Hospital Authority Revenue, Ancillary System, Inc.,
     250,000        Parkview Memorial Hospital Project, Series A, FGIC Insured, 7.50%, 11/15/11 ..............          271,015
   2,000,000        Refunding, Series C, BIG Insured, Pre-Refunded, 8.125%, 07/01/18 .........................        2,213,480
                Indiana (cont.)
                Indiana Health Facility Financing Authority Hospital Revenue, MBIA Insured,
$  3,500,000        Community Hospitals of Indiana, Pre-Refunded, 7.00%, 07/01/21 ............................      $ 3,896,165
     250,000        Refunding and Improvement, Community Hospital Project, 6.40%, 05/01/12 ...................          258,518
  10,000,000    Indianapolis Airport Authority, International Airport Revenue, BIG Insured, 8.30%, 07/01/18 ..       10,733,200
     500,000    Indianapolis Gas Utility Revenue, Refunding, Series B, FGIC Insured, 4.00%, 06/01/15 .........          385,055
     500,000    Jasper County PCR, Refunding, Northern Indiana Public Service, MBIA Insured, 7.10%, 07/01/17 .          536,720
   6,000,000    Monroe County Hospital Authority Revenue, Refunding, Bloomington Hospital Project, BIG Insured,
                 7.125%, 05/01/11 ............................................................................        6,266,520
   1,500,000    Patoka Lake Regional Water and Sewer District, Waterworks Revenue, Series A, AMBAC Insured,
                 6.45%, 01/01/15 .............................................................................        1,553,475
     185,000    Rockport PCR, Refunding, Michigan Power Co., Series B, FGIC Insured, 7.60%, 03/01/16 .........          205,352
                                                                                                                     -----------
                                                                                                                     27,373,560
                                                                                                                     -----------
                Iowa  .4%
   4,040,000    Davenport Hospital Facility Revenue, Mercy Hospital Project, MBIA Insured, 6.625%, 07/01/14 ..        4,280,622
     200,000    Davenport Hospital Revenue, St. Lukes Hospital, Series A, AMBAC Insured, 7.40%, 07/01/20 .....          218,194
   2,140,000    Greater Iowa Housing Assistance Corp., Mortgage Revenue, Refunding, Logan Park Project,
                 Series B, MBIA Insured, 6.50%, 01/01/24 .....................................................        2,182,158
                                                                                                                     -----------
                                                                                                                      6,680,974
                                                                                                                     -----------
                Kansas  .6%
   3,350,000    Burlington PCR, Refunding, Kansas Gas & Electric Co. Project, MBIA Insured, 7.00%, 06/01/31 ..        3,662,924
   1,330,000    Cowley and Shawnee Counties, SFMR, GNMA Secured, AMBAC Insured, 7.35%, 12/01/11 ..............        1,391,446
   1,330,000    Kansas State Development Finance Authority, Health Facility Revenue, MBIA Insured, 5.80%,
                 11/15/21 ....................................................................................        1,297,202
   2,000,000    Wichita Hospital Revenue, Refunding & Improvement, St. Francis, MBIA Insured, 6.25%, 10/01/10         2,097,940
   1,000,000    Wichita Water and Sewer Utility Revenue, Refunding and Improvement, Series B, FGIC Insured,
                 6.00%, 10/01/12 .............................................................................        1,017,720
                                                                                                                     -----------
                                                                                                                      9,467,232
                                                                                                                     -----------
                Kentucky  1.0%
   2,000,000    Danville Multi-City Lease Revenue, Sewer and Drain System, MBIA Insured, Pre-Refunded, 6.75%,
                 03/01/11 ....................................................................................        2,209,900
   1,000,000    Jefferson County Health Facilities Revenue, Jewish Hospital Services, Inc., AMBAC Insured, 6.55%,
                 05/01/22 ....................................................................................        1,051,410
                Kentucky Economic Development Financing Authority,
   2,000,000        Hospital Facilities Revenue, Baptist Healthcare System, Refunding, MBIA Insured, 5.00%,
                     08/15/24 ................................................................................        1,720,840
   2,375,000        Hospital Facilities Revenue, St. Elizabeth Medical Center Project, Series A, FGIC Insured, 6.00%,
                     12/01/22 ................................................................................        2,394,594
   1,000,000        Medical Center Revenue, Refunding and Improvement, Ashland Hospital Corp., Series A,
                     FSA Insured, 6.125%, 02/01/12 ...........................................................        1,028,000
   1,750,000    Kenton County Water District No. 001, Waterworks Revenue, Series B, FGIC Insured, 5.70%,
                 02/01/20 ....................................................................................        1,703,608
      40,000    Kentucky HFC, MFMR, Series A, BIG Insured, 8.875%, 07/01/19 ..................................           40,503
   1,450,000    Louisville and Jefferson County Regional Airport Authority, Airport System Revenue,
                 Louisville International Airport, Series A, MBIA Insured, 5.625%, 07/01/25 ..................        1,360,651
                Louisville and Jefferson County Metropolitan Sewer District Revenue,
   2,000,000        AMBAC Insured, 6.75%, 05/15/25 ...........................................................        2,188,560
     100,000        Pre-Refunded, FGIC Insured, 7.35%, 05/01/19 ..............................................          110,591
   2,000,000    Northern Kentucky University COP, Student Housing Facilities, CGIC Insured, 7.25%, 01/01/12 ..        2,157,200
                                                                                                                     -----------
                                                                                                                     15,965,857
                                                                                                                     -----------
                Louisiana  .5%
$    100,000    Alexandria Utilities Revenue, FGIC Insured, Pre-Refunded, 8.15%, 05/01/06 ....................        $ 105,593
                Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Memorial Hospital
                 Project, BIG Insured, Pre-Refunded,
   1,000,000        8.40%, 12/01/12 ..........................................................................        1,070,720
     850,000        7.50%, 12/01/18 ..........................................................................          885,318
      15,000    East Baton Rouge Parish, Sales and Use Tax Public Improvement, MBIA Insured, Pre-Refunded,
                 7.25%, 02/01/12 .............................................................................           16,160
   1,700,000    Jefferson Sales Tax District, Special Sales Tax Revenue, Refunding, Series A, BIG Insured,
                 Pre-Refunded, 8.00%, 07/01/05 ...............................................................        1,852,575
     300,000    Lafayette Public Improvement, Sales Tax Revenue, Refunding, FGIC Insured, Pre-Refunded, 8.00%,
                 03/01/08 ....................................................................................          321,834
   3,000,000    Louisiana Public Facilities Authority Revenue, College and University of Loyola, FGIC Insured,
                 Pre-Refunded, 8.50%, 12/01/09 ...............................................................        3,093,570
     150,000    Louisiana Regional Transit Authority Revenue, Refunding, FGIC Insured, 8.00%, 12/01/13 .......          162,788
     500,000    New Orleans Public Improvement, FGIC Insured, Pre-Refunded, 7.50%, 09/01/21 ..................          567,595
                                                                                                                     -----------
                                                                                                                      8,076,153
                                                                                                                     -----------
                Maine  .7%
                Ellsworth, GO, MBIA Insured, 5.25%,
     635,000        11/01/12 .................................................................................          600,551
     655,000        11/01/13 .................................................................................          617,482
   2,000,000    Maine Health and Higher Educational Facilities Authority Hospital Revenue, Eastern Maine
                 Health Care, FGIC Insured, 6.625%, 10/01/11 .................................................        2,139,700
   2,000,000    Maine Health and Higher Educational Facilities Authority Revenue, Series B, FSA Insured, 7.00%,
                 07/01/24 ....................................................................................        2,179,840
   2,015,000    Maine Health and Higher Educational Facilities Authority Revenue, Series C, FSA Insured, 6.20%,
                 07/01/25 ....................................................................................        2,044,923
                Maine State Turnpike Authority Revenue, MBIA Insured, 6.00%,
     525,000        07/01/14 .................................................................................          534,298
   2,500,000        07/01/18 .................................................................................        2,534,925
                Old Orchard Beach, MBIA Insured, 6.65%,
   1,180,000        09/01/11 .................................................................................        1,274,011
     535,000        09/01/12 .................................................................................          579,630
                                                                                                                     -----------
                                                                                                                     12,505,360
                                                                                                                     -----------
                Maryland  .4%
                Maryland State Health and Higher Educational Facilities Authority Revenue,
   3,000,000        University of Maryland Medical System, Refunding, FGIC Insured, 5.00%, 07/01/20 ..........        2,622,000
     200,000        University of Maryland Medical System, Series B, FGIC Insured, ETM, 7.00%,
                     07/01/22 ................................................................................          233,096
                Maryland State Housing and Community Development Administration Department, Infrastructure
                 Financing, Series A, AMBAC Insured,
   2,000,000        6.625%, 06/01/12 .........................................................................        2,134,440
     820,000        6.70%, 06/01/22 ..........................................................................          861,746
                                                                                                                     -----------
                                                                                                                      5,851,282
                                                                                                                     -----------
                Massachusetts  5.3%
   3,700,000    Boston Water and Sewer Commission Revenue, Series A, FGIC Insured, 6.00%, 11/01/21 ...........        3,719,129
     100,000    Massachusetts Bay Transportation Authority, Series A, MBIA Insured, Pre-Refunded, Series A,
                 MBIA Insured, Pre-Refunded, 7.625%, 03/01/15 ................................................          111,285
   4,455,000    Massachusetts Municipal Wholesale Electric Co., Power Supply System Revenue, Refunding,
                 Series A, AMBAC Insured, 6.00%, 07/01/18 ....................................................        4,380,067
                Massachusetts (cont.)
                Massachusetts State Health and Educational Facilities Authority Revenue,
$ 10,000,000        Baystate Medical Center, Series E, FSA Insured, 6.00%, 07/01/26 ..........................      $ 9,835,300
   1,500,000        Berkshire Health System, Series A, MBIA Insured, Pre-Refunded, 6.75%, 10/01/19 ...........        1,576,005
   1,500,000        Beverly Hospital, Series E, MBIA Insured, Pre-Refunded, 7.70%, 07/01/20 ..................        1,685,220
   1,100,000        Capital Asset Program F-1, MBIA Insured, 7.30%, 10/01/18 .................................        1,197,185
  12,555,000        Fallon Health Care System, Series A, CGIC Insured, 6.75%, 06/01/20 .......................       13,669,256
   7,115,000        Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 07/01/23 ....................        6,489,734
   9,220,000        Massachusetts General Hospital, Series F, AMBAC Insured, 6.25%, 07/01/20 .................        9,287,214
   1,000,000        Massachusetts Medical Center, Series A, AMBAC Insured, 7.10%, 07/01/21 ...................        1,082,690
   1,085,000        Mclean Hospital, Series C, FGIC Insured, 6.625%, 07/01/15 ................................        1,147,518
   8,500,000        North Eastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ........................        8,939,365
   2,000,000        Stonehill College, Refunding, Series E, MBIA Insured, 6.60%, 07/01/20 ....................        2,112,120
   2,000,000        Youville Hospital, Refunding, Series B, MBIA Insured, 6.00%, 02/15/25 ....................        1,999,900
                Massachusetts State Industrial Finance Agency Revenue,
   3,000,000        Babson College, Series A, MBIA Insured, 6.50%, 10/01/22 ..................................        3,125,820
   5,000,000        Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19 .............................        5,286,150
   5,000,000        Jewish Philanthropies, Series A, AMBAC Insured, 6.375%, 02/01/15 .........................        5,183,800
   4,000,000    Massachusetts State Port Authority Revenue, Series A, FGIC Insured, 6.00%, 07/01/23 ..........        3,900,720
   2,000,000    Monson GO, School District, Series 1990, MBIA Insured, Pre-Refunded, 7.70%, 10/15/10 .........        2,261,260
   2,300,000    Palmer GO, Series B, AMBAC Insured, Pre-Refunded, 7.70%, 10/01/10 ............................        2,598,310
                                                                                                                     -----------
                                                                                                                     89,588,048
                                                                                                                     -----------
                Michigan  2.4%
     100,000    Chippewa Valley School Building and Site, FGIC Insured, Pre-Refunded, 6.375%, 05/01/06 .......          108,044
                Detroit Sewerage Disposal Revenue, FGIC Insured, Pre-Refunded,
   4,000,000        6.625%, 07/01/21 .........................................................................        4,397,840
   6,000,000        5.00%, 07/01/25 ..........................................................................        5,218,260
   1,040,000    Howell Public Schools, Refunding, AMBAC Insured, 5.375%, 05/01/20 ............................          972,005
                Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Refunding and Improvement,
                Bronson Methodist, MBIA Insured,
   2,000,000        Series A, 6.375%, 05/15/17 ...............................................................        2,076,060
   5,500,000        5.875%, 5/15/26 ..........................................................................        5,389,670
  10,000,000    Kent Hospital Finance Authority, Health Care Revenue, Butterworth Health System, Series A,
                 MBIA Insured, 5.625%, 01/15/26 ..............................................................        9,315,200
   5,000,000    Marquette City Hospital Finance Authority Revenue, Refunding, Marquette General Hospital,
                 Series D, 6.10%, 04/01/19 ...................................................................        5,065,950
     135,000    Michigan State HDA, SFMR, Series 1986-A, FGIC Insured, 8.00%, 10/01/06 .......................          138,214
                Michigan State Hospital Finance Authority Revenue, St. John's Hospital, AMBAC Insured,
   2,500,000        Refunding, Series A, 6.00%, 05/15/13 .....................................................        2,543,750
   3,000,000        5.25%, 05/15/26 ..........................................................................        2,674,350
                Michigan State Strategic Fund Limited Obligation Revenue, Refunding, Detroit Edison Co.,
     200,000        FGIC Insured, 6.875%, 12/01/21 ...........................................................          213,940
     250,000        Series BB, AMBAC Insured, 7.00%, 05/01/21 ................................................          290,155
   2,400,000    Warren Consolidated School District, Refunding, Series II, FGIC Insured, 5.25%, 05/01/21 .....        2,198,424
                                                                                                                     -----------
                                                                                                                     40,601,862
                                                                                                                     -----------
                Minnesota  1.9%
   2,000,000    Eden Prairie, Oympic Ridge Project, Series A, GNMA Secured, 6.25%, 01/20/31 ..................        2,014,380
   2,450,000    Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 02/01/22 ......        2,440,323
   4,000,000    Minneapolis-St. Paul Housing Finance Board, MFMR, GNMA Secured, Mortgage Loan,
                 Riverside Plaza Project, 8.20%, 12/20/18 ....................................................        4,159,800
     200,000    Northern Municipal Power Agency, Minnesota Electric System Revenue, Refunding, Series B,
                 AMBAC Insured, 5.50%, 01/01/18 ..............................................................          189,418
                Minnesota (cont.)
$  2,870,000   eSouthern Minnesota Municipal Power Agency, Power Supply System Revenue, Series A,
                 AMBAC Insured, 5.75%, 01/01/18 ..............................................................      $ 2,824,711
   8,200,000    St. Louis Park Health Care Facilities Revenue, Healthsystem of Minnesota - Obligated Group,
                 Refunding, Series A, AMBAC Insured, 5.20%, 07/01/16 .........................................        7,471,184
   1,200,000    Washington County Governmental Housing, Scandia II, Series B, FGIC Insured, 6.30%, 07/01/24 ..        1,251,228
   2,415,000    Washington County, Raymie Johnson Apartments, Series C, Refunding, FGIC Insured, 6.30%,
                 01/01/20 ....................................................................................        2,518,096
   8,775,000    Western Minnesota Municipal Power Agency, Power Supply Revenue, Series A, MBIA Insured,
                 6.125%, 01/01/16 ............................................................................        8,739,637
                                                                                                                     -----------
                                                                                                                     31,608,777
                                                                                                                     -----------
                Mississippi  .1%
                Harrison County Correctional Facilities Finance Authority, Special Obligation Revenue, FGIC Insured,
                 Pre-Refunded, 8.30%,
   1,000,000        09/01/05 .................................................................................        1,061,820
   1,000,000        09/01/06 .................................................................................        1,061,820
     200,000    Harrison County Waste Water Management District Revenue, Refunding, Waste Water Treatment
                 Facilities, Series A, FGIC Insured, 8.50%, 02/01/13 .........................................          264,278
      15,000    Mississippi HFC, SFMR, Refunding, Series A, FGIC Insured, 7.70%, 10/15/08 ....................           15,415
                                                                                                                     -----------
                                                                                                                      2,403,333
                                                                                                                     -----------
                Missouri  2.5%
   2,000,000    Branson Reorganization School District No. R-4, Refunding and Improvement, CGIC Insured,
                 Pre-Refunded, 6.20%, 03/01/06 ...............................................................        2,087,800
   1,000,000    Cape Girardeau County IDA, Health Care Facilities Revenue, Refunding, Southeast Missouri
                 Hospital Association, MBIA Insured, 5.25%, 06/01/16 .........................................          925,790
   4,000,000    Kansas City School District Building Corp., Leasehold Revenue, Capital Improvement Project,
                 Series A, FGIC Insured, Pre-Refunded, 7.90%, 02/01/08 .......................................        4,285,440
   2,000,000    Missouri Economic Development, Export and Infrastructure Board Lease Revenue,
                 Mental Health Office, Building Division, CGIC Insured, 6.30%, 12/01/08 ......................        2,111,500
   1,490,000    Missouri HDC, Series 1990-B, GNMA Secured, 7.75%, 06/01/22 ...................................        1,569,611
   1,000,000    Missouri Health and Educational Facilities Authority, Health Facilities Revenue,
                 Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 .............................        1,039,320
   7,500,000    Missouri Health and Educational Facilities Authority Health Revenue, Sisters of St. Mary's
                 Health Care Project, BIG Insured, Pre-Refunded, 7.75%, 06/01/16 .............................        8,097,900
   1,000,000    Missouri School Board Lease Association, COP, Series R-III, School District Project, MBIA Insured,
                re-Refunded, 6.875%, 03/01/11 ................................................................        1,090,470
   8,575,000    Sikeston Electric Revenue, MBIA Insured, Pre-Refunded, 6.25%, 06/01/22 .......................        9,358,241
   2,850,000    St. Charles County Public Facilities Authority Leasehold Revenue, FGIC Insured, 6.375%, 03/15/07      3,010,940
     555,000    St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 09/01/19 ............................          581,279
                St. Louis Municipal Finance Corp., Leasehold Revenue, Refunding & Improvement,
   2,025,000        FGIC Insured, Pre-Refunded, 6.25%, 02/15/12 ..............................................        2,207,615
   2,000,000        Series A, AMBAC Insured, 5.95%, 02/15/16 .................................................        1,988,520
   2,950,000    St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 04/01/12 .......................        3,053,280
   1,250,000    Washington GO, Pauwels Transformers Project, Series A, FGIC Insured, 7.60%, 12/01/09 .........        1,305,313
                                                                                                                     -----------
                                                                                                                     42,713,019
                                                                                                                     -----------
                Montana  1.5%
                Forsyth PCR, Refunding,
   4,475,000        Puget Sound Power and Light Project, AMBAC Insured, 6.80%, 03/01/22 ......................        4,798,408
   5,000,000        Washington Water Co., Series A, MBIA Insured, 7.125%, 12/01/13 ...........................        5,409,700
     750,000    Helena Water Revenue, Series C, FGIC Insured, 6.65%, 11/01/12 ................................          805,095
                Montana (cont.)
                Montana State Board, Workers Compensation Investment Program,
$  1,560,000        6.875%, 06/01/20 .........................................................................      $ 1,694,378
   4,545,000        6.875%, 06/01/20 .........................................................................        4,917,917
   2,395,000        ETM, 6.875%, 06/01/20 ....................................................................        2,657,588
   1,000,000    Montana State University Revenue, Higher Education Facilities, Acquisition and Improvement,
                Series C, MBIA Insured, 6.00%, 11/15/14 ......................................................        1,000,570
   3,000,000    Montana Water System Revenue, Butte-Silver Bow Project, FGIC Insured, 6.50%, 11/01/14 ........        3,204,900
                                                                                                                     -----------
                                                                                                                     24,488,556
                                                                                                                     -----------
                Nebraska  1.5%
   2,500,000    Cass County School District No. 001, Plattsmouth Community Schools, FGIC Insured, 6.35%,
                 12/01/19 ....................................................................................        2,570,625
   5,000,000    Douglas County Hospital Authority Revenue, No. 2, Health Facilities, Series C, MBIA Insured,
                 5.50%, 11/15/21 .............................................................................        4,701,450
   2,500,000    Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1, MBIA Insured,
                 6.70%, 06/01/22 .............................................................................        2,693,825
   5,000,000    Lincoln Electric System Revenue, Refunding, Series A, MBIA Insured, 5.25%, 09/01/15 ..........        4,669,550
   2,000,000    Lincoln Hospital Revenue, Refunding, Lincoln General Hospital, Series A, CGIC Insured, 6.20%,
                 12/01/14 ....................................................................................        2,056,860
                Municipal Energy Agency of Nebraska, Power Supply System Revenue, Refunding, Series A,
                 AMBAC Insured, 6.00%,
   2,000,000        04/01/15 .................................................................................        2,040,120
   1,350,000        04/01/17 .................................................................................        1,370,412
   1,000,000    Nebraska Educational Finance Authority Revenue, Creighton University Project, AMBAC Insured,
                 5.95%, 01/01/11 .............................................................................        1,017,640
                Nebraska Investment Finance Authority, SFMR, Refunding,
     485,000        Series 1, GNMA Secured, MBIA Insured, 8.125%, 08/15/38 ...................................          507,892
   3,470,000        Series B, FGIC Insured, 8.00%, 07/15/17 ..................................................        3,690,900
     305,000        Series R1-A, FGIC Insured, 8.00%, 07/15/17 ...............................................          315,837
                                                                                                                     -----------
                                                                                                                     25,635,111
                                                                                                                     -----------
                Nevada  .5%
   4,000,000    Clark County School District, Series A, MBIA Insured, 7.00%, 06/01/10 ........................        4,551,960
     250,000    Clark County, Series A, AMBAC Insured, 6.50%, 06/01/17 .......................................          269,345
   1,250,000    North Las Vegas, FGIC Insured, Pre-Refunded, 7.125%, 04/01/11 ................................        1,379,663
      10,000    Reno Hospital Revenue, Refunding, St. Mary's Regional Medical Center, Series A, MBIA Insured,
                 7.75%, 07/01/07 .............................................................................           10,684
   1,695,000    Sparks Public Safety, GO, AMBAC Insured, Pre-Refunded, 7.50%, 10/01/09 .......................        1,870,416
                                                                                                                     -----------
                                                                                                                      8,082,068
                                                                                                                     -----------
                New Hampshire  .6%
                New Hampshire Higher Educational and Health Facilities Authority Revenue,
   2,000,000        Concord Hospital, FGIC Insured, Pre-Refunded, 7.00%, 10/01/12 ............................        2,152,220
   4,300,000        Refunding, Concord Hospital, AMBAC Insured, 6.00%, 10/01/26 ..............................        4,246,637
   4,000,000        Refunding, University System, MBIA Insured, 6.25%, 07/01/20 ..............................        4,101,360
                                                                                                                     -----------
                                                                                                                     10,500,217
                                                                                                                     -----------
                New Jersey  3.0%
                Camden County Municipal Utilities Authority, Sewer Revenue, FGIC Insured,
   3,950,000        8.25%, 12/01/97 ..........................................................................        4,227,251
   2,050,000        Pre-Refunded, 8.25%, 12/01/17 ............................................................        2,187,412
   2,580,000    Economic Development Authority, State Lease Revenue, Refunding, AMBAC Insured, 5.75%,
                 03/15/20 ....................................................................................        2,540,707
                New Jersey (cont.)
                Essex County Improvement Authority Lease, Jail and Youth House Projects, AMBAC Insured,
$  3,000,000        Pre-Refunded, 7.00%, 12/01/24 ............................................................      $ 3,447,330
   4,750,000        Refunding, 5.35%, 12/01/24 ...............................................................        4,398,548
   2,525,000    Essex County Improvement Authority Revenue, Garden State Cancer Center Project,
                 AMBAC Insured, 6.00%, 12/01/20 ..............................................................        2,553,507
      90,000    Hoboken Union City, Weehawken Sewer Authority Revenue, MBIA Insured, Pre-Refunded, 7.25%,
                 08/01/19 ....................................................................................           98,454
   5,000,000    Hudson County Correctional Facility, COP, BIG Insured, Pre-Refunded, 7.60%, 12/01/21 .........        5,453,650
                Lacey Municipal Utilities Authority Water Revenue, MBIA Insured,
   2,500,000        6.10%, 12/01/23 ..........................................................................        2,558,150
   3,255,000        6.25%, 12/01/24 ..........................................................................        3,363,977
   1,700,000    Mantua Township, New Jersey School District COP, MBIA Insured, Pre-Refunded, 7.25%, 06/30/10 .        1,886,473
   2,000,000    Mount Laurel Township Municipal Utilities Authority System Revenue, Refunding, Series A,
                 MBIA Insured, 6.00%, 07/01/15 ...............................................................        2,039,760
   3,000,000    New Jersey EDA Revenue, Clara Maass Health System, FSA Insured, 5.00%, 07/01/25 ..............        2,609,130
                New Jersey Health Care Facilities Financing Authority Revenue,
   1,350,000        Burdette Tomlin Memorial Hospital, Series C, FGIC Insured, Pre-Refunded, 8.125%, 07/01/12         1,422,090
   2,000,000        Community Medical Center, Series D, MBIA Insured, 6.00%, 07/01/19 ........................        2,017,300
   2,860,000        Jersey Shore Memorial Hospital, Series B, AMBAC Insured, Pre-Refunded, 8.00%, 07/01/18 ...        3,103,071
   2,600,000        Jersey Shore Memorial Hospital, Series C, MBIA Insured, Pre-Refunded, 7.875%, 07/01/12 ...        2,734,732
   3,000,000        Muhlenberg Regional Medical Center, Series B, AMBAC Insured, 8.00%, 07/01/18 .............        3,244,470
     485,000    New Jersey HFA, Home Buyer Revenue, Series C, MBIA Insured, 7.375%, 10/01/17 .................          502,416
     300,000    New Jersey State Turnpike Authority Revenue, Refunding, Series C, AMBAC Insured, 6.50%,
                 01/01/16 ....................................................................................          328,230
     100,000    North Bergen Township Municipal Utilities Authority Sewer Revenue, FGIC Insured, Pre-Refunded,
                 7.625%, 12/15/19 ............................................................................          106,468
                                                                                                                     -----------
                                                                                                                     50,823,126
                                                                                                                     -----------
                New Mexico  .7%
   3,600,000    Albuquerque Airport Revenue, Series B, AMBAC Insured, 7.00%, 07/01/16 ........................        3,620,232
   5,000,000    Farmington PCR, Refunding, Public Service Co. of New Mexico, Series A, AMBAC Insured, 6.375%,
                 12/15/22 ....................................................................................        5,166,400
   2,000,000    Gallup PCR, Refunding, Plains Electric Generation, MBIA Insured, 6.65%, 08/15/17 .............        2,155,800
   1,310,000    New Mexico Mortgage Finance Authority, SFMR, Series 1987-C, FGIC Insured, 8.625%, 07/01/17 ...        1,352,968
                                                                                                                     -----------
                                                                                                                     12,295,400
                                                                                                                     -----------
                New York  7.2%
     900,000    Central Square School District, FGIC Insured, 6.50%, 06/15/10 ................................          972,459
   2,900,000    MAC for the City of New York, Series 61, MBIA Insured, 6.875%, 07/01/07 ......................        3,023,395
   1,585,000    Metropolitan Transportation Authority Service Contract, Refunding, Series K, AMBAC Insured,
                 Pre-Refunded, 7.50%, 07/01/17 ...............................................................        1,707,410
                New York City GO,
   1,000,000        Series B, FGIC Insured, Pre-Refunded, 7.25%, 08/01/11 ....................................        1,057,130
     105,000        Series C, Subseries C-1, MBIA Insured, 6.625%, 08/01/12 ..................................          113,181
                New York City Municipal Water Finance Authority, Water and Sewer System Revenue,
     430,000        Series A, FGIC Insured, Pre-Refunded, 6.75%, 06/15/14 ....................................          462,177
   2,000,000        Series A, MBIA Insured, Pre-Refunded, 7.25%, 06/15/15 ....................................        2,205,460
   5,000,000        Series B, FGIC Insured, Pre-Refunded, 7.625%, 06/15/17 ...................................        5,366,750
   5,000,000        Series C, AMBAC Insured, 6.20%, 06/15/21 .................................................        5,192,800
  10,000,000        Series C, AMBAC Insured, 6.50%, 06/15/21 .................................................       10,203,200
                New York State Dormitory Authority Revenues,
   4,000,000        Brooklyn Law School, CGIC Insured, 6.40%, 07/01/11 .......................................        4,246,840
   8,655,000        City University System, Series C, FGIC Insured, Pre-Refunded, 7.00%, 07/01/14 ............        9,529,761
                New York(cont.)
                New York State Dormitory Authority Revenues, (cont.)
$  5,560,000        Pooled Capital Program, FGIC Insured, 7.80%, 12/01/05 ....................................      $ 5,900,661
   1,500,000        Refunding, Mt. Sinai School of Medicine, MBIA Insured, 6.75%, 07/01/15 ...................        1,608,675
   1,000,000    New York State Energy Research and Development Authority Facilities Revenue,
                 Brooklyn Union Gas, Series II, MBIA Insured, 7.00%, 12/01/20 ................................        1,024,880
                New York State Energy Research and Development Authority, PCR,
   2,000,000        Central Hudson Gas, Series A, FGIC Insured, 7.375%, 10/01/14 .............................        2,193,000
   3,500,000        Refunding, Niagara Mohawk Power Corp., Series A, FGIC Insured, 6.625%, 10/01/13 ..........        3,718,785
   5,000,000        Refunding, Rochester Gas & Electric Project, Series B, MBIA Insured, 6.75%, 01/15/27 .....        5,294,350
   5,000,000        Refunding, Rochester Gas & Electric Project, Series B, MBIA Insured, 6.50%, 05/15/32 .....        5,148,600
                New York State Medical Care Facilities, Financing Agency Revenue,
   3,000,000        North Shore University Hospital, Mortgage Project, Series A, MBIA Insured, 7.20%, 11/01/20        3,282,810
   7,485,000        Presbyterian Hospital, Series A, MBIA Insured, FHA Guaranteed, 5.375%, 02/15/25 ..........        6,869,134
   5,000,000        St. Lukes Hospital, Series B, MBIA Insured, Pre-Refunded, 7.45%, 02/15/29 ................        5,531,050
   2,385,000        St. Lukes-Roosevelt Hospital, Mortgage, Series A, MBIA Insured, FHA Guaranteed, 5.625%,
                    8/15/18 ..................................................................................        2,279,368
   6,635,000    New York State Tollway Authority, General Revenue, Series B, MBIA Insured, 5.00%, 01/01/20 ...        5,929,368
   9,000,000    Niagara Frontier Transportation Authority, Airport Revenue, Greater Buffalo International Airport,
                 Series A, AMBAC Insured, 6.25%, 04/01/24 ....................................................        9,187,740
                Port Authority of New York and New Jersey, Consolidated, MBIA Insured,
   5,000,000        5.625%, 10/15/17 .........................................................................        4,876,050
  10,000,000        5.875%, 10/15/27 .........................................................................        9,921,500
`  2,000,000    Suffolk County Water Authority, Waterworks Revenue, Refunding, Series B, AMBAC Insured,
                 5.625%, 06/01/16 ............................................................................        1,920,400
   3,400,000    Western Nassau County Water Authority, Water System Revenue, AMBAC Insured, 5.65%,
                 05/01/26 ....................................................................................        3,281,306
                                                                                                                     -----------
                                                                                                                    122,048,240
                                                                                                                     -----------
                North Carolina
                North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue, MBIA Insured,
      80,000        6.50%, 01/01/10 ..........................................................................           83,752
      20,000        ETM, 6.50%, 01/01/10 .....................................................................           21,711
     500,000        Refunding, 5.75%, 01/01/20 ...............................................................          488,040
                                                                                                                     -----------
                                                                                                                        593,503
                                                                                                                     -----------
                North Dakota
     150,000    North Dakota State Building Authority Lease Revenue, Series B, Department of Corrections and
                 Rehabilitation, AMBAC Insured, Pre-Refunded, 7.40%, 06/01/10 ................................          163,884
     300,000    North Dakota State Building Authority Revenue, Refunding, Series A, AMBAC Insured, 6.75%,
                 06/01/11 ....................................................................................          316,446
                                                                                                                     -----------
                                                                                                                        480,330
                                                                                                                     -----------
                Ohio  2.1%
   2,000,000    Akron Waterworks Mortgage Revenue, AMBAC Insured, Pre-Refunded, 6.55%, 03/01/12 ..............        2,187,440
   2,000,000    Clermont County, Refunding, Building and Road Improvement, AMBAC Insured, 5.60%, 09/01/14 ....        1,960,040
                Cleveland Waterworks First Mortgage Revenue, Series 1992-F, AMBAC Insured, Pre-Refunded, 6.50%,
   1,375,000        01/01/11 .................................................................................        1,510,341
   1,625,000        01/01/11 .................................................................................        1,731,698
   2,750,000        01/01/21 .................................................................................        3,013,863
   1,080,000    Cuyahoga County Hospital Revenue, Metrohealth Systems Project, MBIA Insured, 6.00%, 02/15/19 .        1,087,279
   1,750,000    Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ................        1,819,878
   3,000,000    Lucas County Hospital Revenue, St. Vincent Medical Center, MBIA Insured, 6.625%, 08/15/22 ....        3,300,780
                Ohio (cont.)
$ 12,720,000    Montgomery County Hospital Facilities Revenue, Kettering Medical Center Facilities, MBIA Insured,
                 Pre-Refunded, 7.50%, 04/01/14 ...............................................................     $ 13,922,040
   4,070,000    Ohio HFA, SFMR, Series 1991-D, GNMA Secured, 7.05%, 09/01/16 .................................        4,203,293
                                                                                                                     -----------
                                                                                                                     34,736,652
                                                                                                                     -----------
                Oklahoma  1.6%
     730,000    Grady County Home Finance Authority, SFMR, Refunding, Series A, FGIC Insured, 6.70%,
                 01/01/12 ....................................................................................          760,061
   3,300,000    Jenks Public Works Authority Revenue, Refunding, AMBAC Insured, 7.80%, 07/01/11 ..............        3,531,561
   1,000,000    Langston University COP, Student Housing Project, MBIA Insured, 5.125%, 02/01/17 .............          901,010
     300,000    McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 01/01/23 ...........................          305,163
   5,000,000    Moore Public Works Authority Revenue, Refunding, AMBAC Insured, 7.60%, 07/01/06 ..............        5,421,950
   1,040,000    Muskogee, SFMR, HFA, FGIC Insured, 7.60%, 12/01/10 ...........................................        1,070,878
   2,000,000    Oklahoma State Turnpike Authority Revenue, Series A, AMBAC Insured, 6.00%, 01/01/12 ..........        2,062,680
   1,255,000    Owasso Public Works Authority, Public Improvement Revenue, CGIC Insured, 7.40%, 11/01/07 .....        1,324,615
     250,000    Pottawatomie County Development Authority Water Revenue, North Deer Creek Reservoir Project,
                 AMBAC Insured, Pre-Refunded, 7.375%, 07/01/26 ...............................................          278,055
   3,275,000    Tulsa Airport Improvements Trust, General Revenue Consolidated, MBIA Insured, Pre-Refunded,
                 7.50%, 06/01/08 .............................................................................        3,442,549
                Tulsa County HFAR, GNMA Secured,
   4,595,000        Series A, 8.30%, 12/01/19 ................................................................        4,828,794
     325,000        Series D, 6.95%, 12/01/22 ................................................................          334,932
   3,270,000    Tulsa Industrial Authority Revenue, Holland Hall School Project, CGIC Insured, 6.75%, 12/01/14        3,496,513
                                                                                                                     -----------
                                                                                                                     27,758,761
                                                                                                                     -----------
                Oregon  1.6%
   3,000,000    Chemeketa Community College District, FGIC Insured, 5.95%, 06/01/16 ..........................        3,026,130
   1,500,000    Deschutes and Jefferson Counties School District No. 2-J, Redmond, MBIA Insured, 5.60%,
                 06/01/09 ....................................................................................        1,511,565
   5,000,000    Josephine County School District No. 7, FGIC Insured, 5.70%, 06/01/13 ........................        4,983,450
   1,000,000    Northern Wasco County Peoples Utility District, Electric Revenue, FGIC Insured, 5.625%, 12/01/22        967,300
     700,000    Ontario Catholic Health Corp., Hospital Facilities Authority Revenue, Holy Rosary Medical Facility,
                 Refunding, Series C, MBIA Insured, 5.50%, 11/15/12 ..........................................          678,783
   1,500,000    Oregon Health Sciences University Revenue, Series B, MBIA Insured, 5.25%, 07/01/15 ...........        1,394,760
   1,000,000    Oregon State Department of Administrative Services, Series A, MBIA Insured, 5.70%, 05/01/17 ..          984,410
   6,025,000    Portland Hospital Facilities Authority Revenue, Legacy Health System, Series A, AMBAC Insured,
                 6.70%, 05/01/21 .............................................................................        6,496,577
                Washington County, Unified Sewer Agency Revenue,
   1,000,000        Senior Lien, Series A, AMBAC Insured, 6.125%, 10/01/12 ...................................        1,040,250
   1,845,000       eSenior Lien, FGIC Insured, 5.50%, 10/01/16 ...............................................        1,792,528
   1,000,000        Series 1, AMBAC Insured, 6.125%, 10/01/12 ................................................        1,040,250
   3,000,000    Western Lane Hospital District, Hospital Facilities Authority Revenue, Refunding,
                 Sisters of St. Joseph of Peace, MBIA Insured, 5.875%, 08/01/12 ..............................        3,023,310
                                                                                                                     -----------
                                                                                                                     26,939,313
                                                                                                                     -----------
                Pennsylvania  2.5%
   3,900,000    Butler County Hospital Authority Revenue, North Hills Passavant Hospital, CGIC Insured, 7.00%,
                 06/01/22 ....................................................................................        4,180,683
   5,000,000    Cambria County Hospital Development Authority Revenue, Refunding and Improvement,
                 Conemaugh Valley Hospital, Series B, Connie Lee Insured, 6.375%, 07/01/18 ...................        5,127,700
   3,000,000    Dauphin County Hospital Authority Revenue, Refunding, Harrisburg Hospital, MBIA Insured, 8.25%
                 07/01/14 ....................................................................................        3,138,840
                Pennsylvania (cont.)
$  1,500,000    Delaware River Port Authority, Pennsylvania and New Jersey River Bridges Revenue, Refunding,
                 AMBAC Insured, 7.375%, 01/01/07 .............................................................      $ 1,609,020
     200,000    Exeter Township School District, FGIC Insured, 6.50%, 05/15/06 ...............................          216,540
   1,200,000    Harrisburg RDAR, Capital Improvement, Series A, FGIC Insured, 7.875%, 11/02/16 ...............        1,229,244
     100,000    Lehigh County General Purpose Authority Revenues, Hospital Healtheast, Inc., Series A, Refunding,
                 MBIA Insured, 7.00%, 07/01/15 ...............................................................          106,366
   8,000,000    Montgomery County IDAR, PCR, Refunding, Series B, MBIA Insured, 6.70%, 12/01/21 ..............        8,513,680
     500,000    Pennslyvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%,
                 09/01/19 ....................................................................................          519,080
     100,000    Pennsylvania State Higher Educational Facilities Authority, College and University Revenues,
                 Hahnemann University Project, MBIA Insured, 7.20%, 07/01/19 .................................          109,059
   5,000,000    Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue, MBIA Insured
                 5.875%, 11/15/21 ............................................................................        4,893,350
   2,740,000    Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement, Series B,
                 MBIA Insured, 8.00%, 11/01/09 ...............................................................        2,876,781
                Pennsylvania State Turnpike Commission Revenue,
     500,000        Refunding, Series P, AMBAC Insured, 6.00%, 12/01/17 ......................................          506,095
   2,500,000        Series K, MBIA Insured, Pre-Refunded, 7.50%, 12/01/12 ....................................        2,765,125
   4,000,000    Philadelphia Airport Revenue, Series A, AMBAC Insured, 6.10%, 06/15/25 .......................        4,008,920
   1,000,000    Philadelphia Water and Waste Water Revenue, Refunding, CGIC Insured, 5.50%, 06/15/15 .........          945,100
      90,000    Pittsburg Water and Sewer System Authority Revenue, Refunding, ETM, 7.25%, 09/01/14 ..........           99,639
   2,000,000    Quaker Valley School District, FGIC Insured, 5.70%, 01/15/19 .................................        1,948,080
      10,000    Scranton-Lackawanna Health and Welfare Authority Revenue, Community Medical Center Project,
                 BIG Insured, 7.875%, 07/01/10 ...............................................................           10,675
                                                                                                                     -----------
                                                                                                                     42,803,977
                                                                                                                     -----------
                Rhode Island  1.3%
   2,100,000    Kent County Water Authority, General Revenue, Series A, MBIA Insured, 6.35%, 07/15/14 ........        2,201,703
     620,000    Newport, GO, Refunding, Series B, FGIC Insured, 5.125%, 05/15/10 .............................          588,628
   5,000,000    Providence PBA General Revenue, Series A, CGIC Insured, Pre-Refunded, 7.25%, 12/15/10 ........        5,586,900
     350,000    Rhode Island Convention Center Authority Revenue, Series A, MBIA Insured, Pre-Refunded, 6.65%,
                 05/15/12 ....................................................................................          382,960
   3,335,000    Rhode Island Health and Education Building Authority, Series A, CGIC Insured, Pre-Refunded,
                 7.50%, 09/15/19 .............................................................................        3,676,471
                Rhode Island Health and Educational Building Corp. Revenue, Higher Educational Facilities,
                 Connie Lee Insured,
   3,000,000        6.30%, 03/15/20 ..........................................................................        3,049,320
   2,000,000        Roger Williams Facility, 7.25%, 11/15/24 .................................................        2,180,280
   2,000,000    Rhode Island Port Authority and Economic Development Corp. Revenue, Shepard Building Project,
                 Series B, AMBAC Insured, 6.75%, 06/01/25 ....................................................        2,142,700
     250,000    Rhode Island State, Refunding, Series A, FGIC Insured, 6.25%, 06/15/07 .......................          267,815
   2,000,000    West Warwick GO, MBIA Insured, Pre-Refunded, 7.25%, 09/01/11 .................................        2,265,320
                                                                                                                     -----------
                                                                                                                     22,342,097
                                                                                                                     -----------
                South Carolina  .4%
     250,000    Charleston Waterworks and Sewer Revenue, Refunding and Improvement, AMBAC Insured, 6.00%,
                 01/01/16 ....................................................................................          254,413
   2,910,000    Cherokee County COP, Peachtree Centre Project, CGIC Insured, 7.05%, 09/01/11 .................        3,188,924
     250,000    Edgefield County School District, Refunding, FSA Insured, 8.50%, 02/01/01 ....................          287,820
     200,000    North Charleston Sewer District Revenue, MBIA Insured, Pre-Refunded, 7.75%, 08/01/18 .........          216,864
                South Carolina (cont.)
$    200,000    Piedmont Municipal Power Agency, South Carolina Electric Revenue, Refunding, FGIC Insured,
                 6.25%, 01/01/21 .............................................................................        $ 208,958
   3,000,000    Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program, Series A,
                 CGIC Insured, 7.125%, 07/01/17 ..............................................................        3,253,890
                                                                                                                     -----------
                                                                                                                      7,410,869
                                                                                                                     -----------
                South Dakota  .9%
   4,800,000    Grant County Pollution Control Revenue, Refunding, MBIA Insured, 5.90%, 06/01/23 .............        4,661,328
   1,355,000    Heartland Consumer Power District, Electric System Revenue, Refunding, MBIA Insured,
                 Pre-Refunded, 7.625%, 01/01/16 ..............................................................        1,397,954
   2,000,000    Lawrence County COP, Courthouse, CGIC Insured, 7.65%, 07/01/10 ...............................        2,197,600
   2,345,000    Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 09/01/08 ...........................        2,363,455
   2,720,000    South Dakota State Lease Revenue, Series A, CGIC Insured, 6.75%, 12/15/16 ....................        2,994,421
   2,220,000    South Dakota State University Revenue, Housing and Auxiliary Facilities, Refunding, Series A,
                 MBIA Insured, 5.50%, 04/01/17 ...............................................................        2,077,276
                                                                                                                     -----------
                                                                                                                     15,692,034
                                                                                                                     -----------
                Tennessee  .3%
   1,460,000    Greater Tennessee Housing Assistance Corp., Mortgage Revenue, Refunding, Series A,
                 MBIA Insured, 6.00%, 07/01/24 ...............................................................        1,446,188
     200,000    Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 07/01/15 ....          212,616
   3,450,000    Trenton Special School District, AMBAC Insured, 5.75%, 11/01/20 ..............................        3,400,976
                                                                                                                     -----------
                                                                                                                      5,059,780
                                                                                                                     -----------
                Texas  9.1%
                Austin Combined Utility System Revenue,
   1,000,000        BIG Insured, Pre-Refunded, 8.625%, 11/15/17 ..............................................        1,181,940
      50,000        Refunding, Series A, FGIC Insured, 6.00%, 05/15/15 .......................................           50,422
   3,000,000        Series A, BIG Insured, Pre-Refunded, 8.00%, 11/15/16 .....................................        3,396,210
   3,930,000    Bexar County HFC Revenue, GNMA Secured, Series A, 8.20%, 04/01/22 ............................        4,201,091
                Brazos River Authority Revenue, Refunding, Houston Light and Power Co. Project,
   2,000,000        Series A, AMBAC Insured, 6.70%, 03/01/17 .................................................        2,160,840
   3,360,000        Series D, FGIC Insured, 7.75%, 10/01/15 ..................................................        3,617,477
  12,230,000    Coastal Bend Health Facilities Development Corp., Series B, AMBAC Insured, 6.30%, 01/01/17 ...       12,603,504
     975,000    Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10 ..............................................        1,016,633
     850,000    East Texas HFC, SFMR, Series 1990, GNMA Secured, 7.85%, 12/01/10 .............................          896,062
   1,520,000    Faulkey Gully MUD, Refunding, Waterworks and Sewerage System, AMBAC Insured, 6.625%,
                 03/01/07 ....................................................................................        1,617,052
                Fort Bend County Levee Improvement District No. 011, AMBAC Insured, 6.00%,
   1,395,000        09/01/21 .................................................................................        1,402,673
   1,495,000        09/01/22 .................................................................................        1,503,223
   1,610,000        09/01/23 .................................................................................        1,624,442
   2,700,000    Grand Prairie Health Facilities, Refunding, Dallas/Fort Worth Medical Center Project,
                 AMBAC Insured, 6.875%, 11/01/10 .............................................................        2,977,641
   2,350,000    Harris County Hospital District Mortgage Revenue, Refunding, AMBAC Insured, 7.40%, 02/15/10 ..        2,738,455
   3,000,000    Harris County Public Facilities Corp., Detention Facility Mortgage Revenue, MBIA Insured,
                 Pre-Refunded, 7.80%, 12/15/11 ...............................................................        3,285,180
                Harris County Toll Road,
      35,000        Series A, FGIC Insured, 6.50%, 08/15/11 ..................................................           37,388
   1,580,000        Series A, Senior Lien, AMBAC Insured, 6.50%, 08/15/17 ....................................        1,678,434
     240,000        Series B, Senior Lien, AMBAC Insured, 6.625%, 08/15/17 ...................................          247,517
                Texas (cont.)
                Houston Airport System Revenue, Sub Lien, FGIC Insured,
$  2,500,000        Series A, 6.75%, 07/01/21 ................................................................      $ 2,621,925
   1,000,000        Series B, 6.625%, 07/01/22 ...............................................................        1,058,510
                Houston Water and Sewer System Revenue, Refunding, Junior Lien, Series C,
   1,000,000        AMBAC Insured, 6.375%, 12/01/17 ..........................................................        1,048,520
     500,000        MBIA Insured, 5.75%, 12/01/15 ............................................................          491,950
   8,000,000        MBIA Insured, 6.375%, 12/01/22 ...........................................................        8,286,400
   1,600,000    Lower Colorado River Authority Priority Revenue, MBIA Insured, Pre-Refunded, 7.625%, 01/01/16         1,701,616
   1,250,000    Lubbock HFC, SFMR, Refunding, Mortgage Extension Program, Series B, BIG Insured, 8.875%,
                 12/01/12 ....................................................................................        1,257,438
                Matagorda County Navigation District No. 1 Revenue,
     200,000        PCR, Central P & L Co. Project, AMBAC Insured, 7.50%, 12/15/14 ...........................          220,410
   2,000,000        PCR, Central P & L Co. Project, FGIC Insured, 7.125%, 07/01/19 ...........................        2,145,720
     100,000        Refunding, Houston Light & Power Co., Series E, FGIC Insured, 7.20%, 12/01/18 ............          108,228
  12,850,000        Refunding, Houston Light & Power Co., Series E, MBIA Insured, 6.10%, 07/01/28 ............       12,892,277
   2,000,000    North Central Health Facility Development Corp. Revenue, Refunding, Presbyterian Health Care
                 Project, Series A, BIG Insured, Pre-Refunded, 8.875%, 12/01/15 ..............................        2,154,060
   6,000,000    Palo Duro River Authority, Refunding, CGIC Insured, 6.375%, 08/01/08 .........................        6,151,740
   3,250,000    Sabine River Authority, PCR, FGIC Insured, Refunding, Collateralized, Texas Utilities Electric Co.
                 Project, 6.55%, 10/01/22 ....................................................................        3,422,250
   9,900,000    San Antonio Electric & Gas System Revenue, Series A, FGIC Insured, Pre-Refunded, 8.00%,
                 02/01/16 ....................................................................................       10,598,643
   5,200,000    San Antonio Water Revenue, Refunding, MBIA Insured, 6.50%, 05/15/10 ..........................        5,574,660
   2,500,000    San Patricio County COP, MBIA Insured, 6.60%, 04/01/07 .......................................        2,658,625
   1,105,000    Smithville HDC Mortgage Revenue, Smithville Retirement, Refunding, Series A, MBIA Insured,
                6.40%, 01/01/22 ..............................................................................        1,107,431
   1,170,000    Southeast HDC Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%, 01/01/24 ..........        1,189,036
   3,250,000    Tarrant County HFC, Health System Revenue, Harris Methodist Health System, MBIA Insured,
                 6.00%, 09/01/24 .............................................................................        3,259,620
   9,295,000    Tarrant County HFC, SFMR, GNMA Secured, Series A, 8.00%, 07/01/21 ............................        9,747,852
                Texas Health Facilities Development Corp. Hospital Revenue, Refunding,
   2,500,000        All Saints Episcopal Hospitals, Series B, MBIA Insured, 6.25%, 08/15/22 ..................        2,575,775
   4,885,000        All Saints Episcopal Hospitals, Series B, MBIA Insured, 6.375%, 08/15/23 .................        5,061,397
   2,000,000        Cook-Fort Worth Medical Center Project, FGIC Insured, Pre-Refunded, 8.125%, 06/01/18 .....        2,166,600
                Texas State Turnpike Authority Revenue, Dallas North Tollway,
      50,000        FGIC Insured, Pre-Refunded, 7.125%, 01/01/15 .............................................           52,891
   7,250,000        Refunding, AMBAC Insured, 5.00%, 01/01/20 ................................................        6,453,588
   5,990,000    Texas Water Resources Financial Authority Revenue, AMBAC Insured, 7.50%, 08/15/13 ............        6,393,307
   3,750,000    Travis County HFC, SFMR, GNMA Secured, 8.20%, 04/01/22 .......................................        3,865,688
   1,965,000    Webb County, Limited Tax GO, CGIC Insured, Pre-Refunded, 7.25%, 02/15/09 .....................        2,092,430
                                                                                                                     -----------
                                                                                                                    152,594,771
                                                                                                                     -----------
                Utah  1.6%
   6,230,000    Intermountain Power Agency, Special Obligation, Refunding, Fifth Crossover Series, FGIC Insured,
                 7.00%, 07/01/15 .............................................................................        6,453,283
                Intermountain Power Agency, Power Supply Revenue, Refunding, AMBAC Insured,
   4,680,000        Series A, 5.50%, 07/01/20 ................................................................        4,396,205
   2,000,000        Series 1987-C, Pre-Refunded, 8.375%, 07/01/12 ............................................        2,109,960
   6,300,000        Series 1987-D, Pre-Refunded, 8.375%, 07/01/12 ............................................        6,649,020
      40,000    Provo Electric System Revenue, Refunding, Series 1984-A, AMBAC Insured, ETM, 10.375%,
                 09/15/15 ....................................................................................           54,602
                Utah (cont.)
$      5,000    Salt Lake County Water Conservancy District Revenue, Series A, MBIA Insured, ETM,
                 10.875%, 10/01/02 ...........................................................................          $ 5,893
   1,080,000    Utah State Board of Regents, Student Loan Revenue, Series H, AMBAC Insured, 6.70%, 11/01/15 ..        1,109,873
     660,000    Utah State Municipal Finance Corp., Local Government Revenue, St. George Water, FGIC Insured,
                 Pre-Refunded, 6.90%, 06/01/08 ...............................................................          724,211
   2,935,000    Washington County Water Conservancy District, MBIA Insured, 8.20%, 02/01/18 ..................        3,081,926
                Weber County Municipal Building Authority, Lease Revenue, CGIC Insured, Pre-Refunded, 7.20%,
     825,000        06/01/05 .................................................................................          882,371
     875,000        06/01/06 .................................................................................          935,848
     950,000        06/01/07 .................................................................................        1,016,063
                                                                                                                     -----------
                                                                                                                     27,419,255
                                                                                                                     -----------
                Vermont  .6%
   2,205,000    State of Vermont, COP, MBIA Insured, 7.25%, 06/15/11 .........................................        2,373,021
   6,630,000    Vermont Home Mortgage, Series 1989-B, MBIA Insured, 7.60%, 12/01/24 ..........................        6,930,869
   1,000,000    Vermont Municipal Bond Bank, Series 2, FSA Insured, 6.25%, 12/01/19 ..........................        1,023,770
                                                                                                                     -----------
                                                                                                                     10,327,660
                                                                                                                     -----------
                Virginia  .6%
   5,000,000    Chesapeake IDA, Public Facilities, Lease Revenue, Chesapeake Jail Project, MBIA Insured, 6.00%,
                 06/01/12 ....................................................................................        5,144,250
   1,000,000    Danville IDA, Danville Regional Medical Center, FGIC Insured, 6.50%, 10/01/24 ................        1,049,540
   3,405,000    Hampton Roads Regional Jail Authority, Series A, MBIA Insured, 5.00%, 07/01/28 ...............        2,949,513
   1,000,000    James Madison University Revenue, Refunding, AMBAC Insured, 5.25%, 06/01/13 ..................          945,580
                                                                                                                     -----------
                                                                                                                     10,088,883
                                                                                                                     -----------
                Washington  6.8%
   5,700,000    Benton County PUD No. 1, Electric Revenue, Refunding, AMBAC Insured, 6.75%, 11/01/11 .........        6,107,037
   1,600,000    Benton County School District No. 400, Richland, AMBAC Insured, Pre-Refunded, 7.875%,
                 12/01/00 ....................................................................................        1,616,224
   2,000,000    Clallam County PUD No. 1, Revenue, Refunding, AMBAC Insured, 6.50%, 01/01/08 .................        2,137,420
     900,000    Douglas County Public Utility, MBIA Insured, 6.00%, 01/01/15 .................................          913,743
     850,000    Everett COP, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 04/01/09 ..........................          937,465
   2,000,000    Grant County PUD No. 2, Wanapum Hydro-Electric Revenue, Series B, AMBAC Insured, 6.75%,
                 01/01/23 ....................................................................................        2,110,600
   2,245,000    Grays Harbor County PUD No. 001, Electric Revenue, Refunding, AMBAC Insured, 7.10%,
                 01/01/06 ....................................................................................        2,336,439
   1,500,000    King County Public Hospital District No. 001, Hospital Facilities Revenue, Valley Medical Center,
                 AMBAC Insured, 7.25%, 09/01/15 ..............................................................        1,635,615
   3,375,000    King County School District No. 411, Issaquah, Refunding, AMBAC Insured, Pre-Refunded, 6.50%,
                 12/01/09 ....................................................................................        3,677,063
   3,000,000    King County Sewer, MBIA Insured, 6.125%, 01/01/33 ............................................        3,021,900
   1,015,000    Kitsap County School District No. 100-C, Refunding, MBIA Insured, 6.60%, 12/01/08 ............        1,089,775
   2,105,000    Kittitas County School District No. 404, AMBAC Insured, Pre-Refunded, 6.80%, 12/01/11 ........        2,305,922
                Klickitat County Public Utility District No. 001, Electric Revenue, FGIC Insured,
   1,000,000        5.65%, 10/01/15 ..........................................................................          972,660
   1,000,000        5.75%, 10/01/27 ..........................................................................          966,280
   1,040,000    Mason County School District No. 402, Pioneer, MBIA Insured, 6.60%, 12/01/11 .................        1,121,286
   2,000,000    Port of Longview, Cowlitz County, Airport and Marina Improvements, MBIA Insured, 6.00%,
                 11/01/15 ....................................................................................        2,042,500
   2,890,000    Seatac Storm Water Revenue, MBIA Insured, 6.50%, 12/01/13 ....................................        3,058,198
  11,000,000    Seattle Metropolitan Sewer System Revenue, Series W, MBIA Insured, 6.30%, 01/01/33 ...........       11,219,670
                Washington (cont.)
$  4,250,000    Snohomish County PUD No. 1, Electric Revenue, Generation System, FGIC Insured, ETM,
                 6.65%, 01/01/16 .............................................................................      $ 4,568,070
   5,000,000    Spokane Public Facilities District, Hotel, Motel and Sales Use Tax Revenue, Multi-Purpose Arena
                 Project, AMBAC Insured, 6.50%, 01/01/18 .....................................................        5,221,000
                Tacoma Electric System Revenue,
   6,000,000        AMBAC Insured, Pre-Refunded, 8.00%, 01/01/11 .............................................        6,405,720
     500,000        Refunding, AMBAC Insured, 6.25%, 01/01/11 ................................................          522,305
   6,190,000        Refunding, FGIC Insured, 6.25%, 01/01/15 .................................................        6,410,302
   1,305,000    Thurston and Pierce Counties, Community Schools, Series B, AMBAC Insured, 6.65%, 12/01/09 ....        1,385,453
                Washington Public Power Supply System, Nuclear Project No. 1 Revenue,
     500,000        Refunding, Series A, MBIA Insured, 6.25%, 07/01/17 .......................................          512,670
   4,420,000        Refunding, Series B, FGIC Insured, 7.25%, 07/01/12 .......................................        4,804,231
   2,500,000        Refunding, Series C, FGIC Insured, 7.75%, 07/01/08 .......................................        2,777,625
   1,465,000        Series A, MBIA Insured, 7.50%, 07/01/15 ..................................................        1,575,974
   2,200,000        Series A, MBIA Insured, Pre-Refunded, 7.50%, 07/01/15 ....................................        2,413,532
     100,000    Washington Public Power Supply System Revenue, Nuclear Project No. 3, Refunding, Series A,
                 BIG Insured, Pre-Refunded, 7.25%, 07/01/16 ..................................................          109,051
   2,905,000    Washington State HFA, Series A, GNMA Secured, 7.70%, 07/01/32 ................................        3,006,617
                Washington State Health Care Facilities Authority Revenue,
   1,000,000        Franciscan Health System, BIG Insured, Pre-Refunded, 7.70%, 01/01/13 .....................        1,054,990
     950,000        Harrison Memorial Hospital, AMBAC Insured, 5.40%, 08/15/23 ...............................          863,702
   5,000,000        Mason Medical Center, MBIA Insured, 8.00%, 07/01/15 ......................................        5,241,850
   3,250,000        Swedish Hospital Medical Center, AMBAC Insured, 6.30%, 11/15/22 ..........................        3,314,123
                Western Washington University Revenue, Housing & Dining System, MBIA Insured,
   3,000,000        6.375%, 10/01/22 .........................................................................        3,103,590
   1,050,000        Refunding, 6.70%, 10/01/11 ...............................................................        1,102,689
   3,500,000        Refunding, 6.375%, 10/01/21 ..............................................................        3,582,495
   6,130,000        Refunding, 6.40%, 10/01/24 ...............................................................        6,386,602
   2,000,000    Whatcom County School District No. 501, Bellingham, FGIC Insured, 6.125%, 12/01/13 ...........        2,077,680
     350,000    Yakima-Tieton Irrigation District Revenue, Refunding, FSA Insured, 6.20%, 06/01/19 ...........          359,937
                                                                                                                     -----------
                                                                                                                    114,070,005
                                                                                                                     -----------
                West Virginia  1.9%
  11,560,000    Harrison County, Community Solid Waste Disposal Revenue, Potomac Edison Co., Series C,
                 AMBAC Insured, 6.75%, 08/01/24 ..............................................................       12,217,186
   1,000,000    Monongalia County Building Community Hospital Revenue, Refunding, Monongalia General Hospital,
                 Series B, MBIA Insured, 6.50%, 07/01/17 .....................................................        1,035,060
                South Charleston Hospital Revenue, Refunding, Herbert J. Thomas Memorial Hospital, BIG Insured,
                 Pre-Refunded, 8.00%,
   3,060,000        10/01/04 .................................................................................        3,339,959
   2,400,000        10/01/10 .................................................................................        2,619,576
     300,000    West Virginia School Building Authority Revenue, Capital Improvement, Series B, MBIA Insured,
                 6.75%, 07/01/17 .............................................................................          319,002
   2,000,000    West Virginia State HDA, SFMR, MBIA Insured, 7.40%, 11/01/11 .................................        2,062,720
   2,000,000    West Virginia State Hospital Finance Authority Revenue, Monongalia General Hospital Project,
                 BIG Insured, Pre-Refunded, 8.60%, 07/01/17 ..................................................        2,074,820
   2,250,000    West Virginia State University Revenue, Refunding, AMBAC Insured, 6.00%, 04/01/12 ............        2,312,033
                West Virginia State Water Development Authority Revenue,
   3,000,000        Loan Program II, Series B, CGIC Insured, Pre-Refunded, 7.50%, 11/01/29 ...................        3,312,000
   2,750,000        Refunding, Loan Program, Series A, CGIC Insured, 7.00%, 11/01/25 .........................        2,955,013
                                                                                                                     -----------
                                                                                                                     32,247,369
                                                                                                                     -----------
                Wisconsin  1.1%
$    500,000    Holmen School District, Series A, AMBAC Insured, 6.25%, 10/01/10 .............................        $ 527,670
                Lake County School District GO, Refunding, AMBAC Insured, 6.35%,
     850,000        04/01/11 .................................................................................          875,194
     900,000        04/01/12 .................................................................................          937,638
   1,970,000    Sturgeon Bay, Combined Utilities Mortgage Revenue, Refunding, AMBAC Insured, 5.20%, 01/01/10 .        1,873,450
   3,000,000    Superior Limited Obligation Revenue, Refunding, Midwest Energy Resources, Series E,
                 FGIC Insured, 6.90%, 08/01/21 ...............................................................        3,401,550
                Wisconsin Health Educational Revenue, Series A, CGIC Insured,
   2,000,000        7.50%, 01/15/09 ..........................................................................        2,124,260
   1,965,000        Community Provider Program, 7.50%, 01/15/04 ..............................................        2,105,183
                Wisconsin Health Facilities Authority Revenue,
   2,000,000        Meriter Hospital, Inc., FGIC Insured, Pre-Refunded, 8.375%, 12/01/09 .....................        2,142,100
   4,000,000        Milwaukee Psychiatric Hospital, MBIA Insured, 7.30%, 04/01/12 ............................        4,127,640
     500,000    Wisconsin State Health and Educational Facilities Authority Revenue, Refunding, Series AA,
                 MBIA Insured, 6.25%, 06/01/20 ...............................................................          509,755
                                                                                                                     -----------
                                                                                                                     18,624,440
                                                                                                                     -----------
                Wyoming  1.2%
     500,000    Gillette Health Facilities Revenue, Lutheran Hospital and Home Society, Refunding, MBIA Insured,
                 5.90%, 01/01/16 .............................................................................          501,580
   3,085,000    Lincoln City PCR, Refunding, Pacificorp Projects, AMBAC Insured, 5.625%, 11/01/21 ............        2,875,004
   3,735,000    Natrona County Hospital Revenue, Wyoming Medical Center Projects, Refunding, AMBAC Insured,
                 6.00%, 09/15/24 .............................................................................        3,714,831
   2,245,000    University Facilities Revenues, MBIA Insured, 7.10%, 06/01/10 ................................        2,383,045
   1,525,000    Worland GO, Refunding, AMBAC Insured, 5.30%, 06/01/12 ........................................        1,449,863
   6,750,000    Wyoming CDA, AMBAC Insured, 6.00%, 06/01/23 ..................................................        6,625,868
   2,000,000    Wyoming Municipal Power Agency, Power Supply System Revenue, Refunding, Series A,
                 MBIA Insured, 6.125%, 01/01/16 ..............................................................        2,042,220
                                                                                                                     -----------
                                                                                                                     19,592,411
                                                                                                                     -----------
                      Total Long Term Investments (Cost $1,577,499,534).......................................    1,653,086,743
                                                                                                                     -----------
               aShort Term Investments  .6%
     100,000    Beltrami County Environmental Control, Refunding, Mead Insured, Daily VRDN and Put, 3.80%,
                 12/01/21 ....................................................................................          100,000
     500,000    Grand Rapids, Michigan Water Supply System Revenue, Refunding, FGICInsured, Daily VRDN
                 and Put, 3.35%, 01/01/20 ....................................................................          500,000
     300,000    New York City GO, Series B, MBIA Insured, Daily VRDN and Put, 3.80%, 08/15/03 ................          300,000
   1,100,000    New York City Municipal Water Finance Authority, Water and Sewer System Revenue Series C,
                 FGIC Insured, Daily VRDN and Put, 3.80%, 06/15/23 ...........................................        1,100,000
   1,300,000    Uinta County Pollution Control Revenue, Refunding, Daily VRDN and Put, 3.80%, 08/15/20 .......        1,300,000
   6,600,000    Washington State Health Care Facilities Authority Revenue, Daily VRDN and Put, 3.35%, 10/01/05        6,600,000
                                                                                                                     -----------
                      Total Short Term Investments (Cost $20,300,000).........................................        9,900,000
                                                                                                                     -----------
                          Total Investments (Cost $1,587,399,534)  98.7%......................................    1,662,986,743
                          Other Assets and Liabilities, Net  1.3%.............................................       21,804,987
                                                                                                                     -----------
                          Net Assets  100.0% .................................................................   $1,684,791,730
                                                                                                                     ===========


                At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,587,399,534 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost..............................................................     $ 82,338,183
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value .............................................................       (6,750,974)
                                                                                                                     -----------
                  Net unrealized appreciation.................................................................     $ 75,587,209
                                                                                                                     ===========



PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CDA      - Community Development Authority/Agency
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
EDA      - Economic Development Authority
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority
HDC      - Housing Development Corp.
HFA      - Housing Finance Agency/Authority
HFAR     - Housing Finance Agency Revenue
HFC      - Housing Finance Corp.
HMR      - Housing Mortgage Revenue
IDA      - Industrial Development Authority
IDAR     - Industrial Development Authority Revenue
IDB      - Industrial Development Board
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MUD      - Municipal Utility District
PBA      - Public Building Authority
PCR      - Pollution Control Revenue
PUD      - Public Utility District
RDA      - Redevelopment Agency
RDAR     - Redevelopment Agency Revenue
RMR      - Residential Mortgage Revenue
SFMR     - Single Family Mortgage Revenue
UHSD     - Unified High School District
USD      - Unified School District






aVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate). eSee Note 1(i) regarding securities purchased on a when-issued basis.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount      Franklin Massachusetts Insured Tax-Free Income Fund                                                   (Note 1)
   ----------------------------------------------------------------------------------------------------------------------------
               Long Term Investments  96.4%
$ 2,700,000    Ashburnham & Westminister, Regional School District, MBIA Insured, 6.00%, 12/15/13 .............     $ 2,732,238
               Attleboro Municipal Purpose GO, AMBAC Insured, 6.00%,
  1,045,000        07/01/11 ...................................................................................       1,078,545
  1,045,000        07/01/12 ...................................................................................       1,075,357
    685,000        07/01/13 ...................................................................................         702,296
    755,000        07/01/14 ...................................................................................         768,371
               Blackstone-Milville School District, AMBAC Insured, 6.50%,
    705,000        05/01/08 ...................................................................................         753,441
    750,000        05/01/09 ...................................................................................         797,235
    795,000        05/01/10 ...................................................................................         842,525
               Boston Water and Sewage Commission, General Revenue,
  3,000,000        Series 1988-A, BIG Insured, 7.25%, 11/01/06 ................................................       3,207,180
  1,400,000        Series 1989-A, Pre-Refunded, 7.10%, 11/01/19 ...............................................       1,529,318
  1,095,000    Central Berkshire GO, School District, MBIA Insured, 7.25%, 06/01/08 ...........................       1,187,166
  2,000,000    Fall River School Project, MBIA Insured, 7.20%, 06/01/10 .......................................       2,199,000
  1,650,000    Framingham Housing Authority Mortgage Revenue, Beaver Terrace Apartments, Series A,
                GNMA Secured, 6.65%, 02/20/32 .................................................................       1,675,575
               Greenfield GO, MBIA Insured, 6.50%,
    500,000        10/15/08 ...................................................................................         535,570
    500,000        10/15/09 ...................................................................................         533,245
  1,000,000    Holyoke GO, School Project Loans, MBIA Insured, 8.05%, 06/15/04 ................................       1,183,310
               Hudson GO, MBIA Insured, 6.00%,
    250,000        05/15/13 ...................................................................................         257,000
    240,000        05/15/14 ...................................................................................         244,922
               Lenox GO, Refunding, AMBAC Insured,
  1,000,000        6.60%, 10/15/11 ............................................................................       1,062,590
    500,000        6.625%, 10/15/15 ...........................................................................         530,285
    450,000    Leominster GO, Series 1990, MBIA Insured, Pre-Refunded, 7.50%, 04/01/09 ........................         499,851
               Ludlow GO, School Project, Limited Tax, MBIA Insured,
    210,000        7.30%, 11/01/07 ............................................................................         244,432
    210,000        7.30%, 11/01/08 ............................................................................         244,589
    210,000        7.40%, 11/01/09 ............................................................................         246,341
  4,000,000    Lynn Water and Sewer General Revenue, Series 1990-A, MBIA Insured, Pre-Refunded, 7.25%,
                12/01/10 ......................................................................................       4,466,280
  2,000,000    Mansfield GO, AMBAC Insured, 6.70%, 01/15/11 ...................................................       2,136,960
               Martha's Vineyard, Regional High School District No. 100, AMBAC Insured,
    830,000        6.55%, 12/15/10 ............................................................................         896,284
    725,000        6.60%, 12/15/11 ............................................................................         782,754
    880,000        6.65%, 12/15/12 ............................................................................         958,936
    210,000        6.70%, 12/15/14 ............................................................................         227,329
    500,000    Mashpee Water District GO, MBIA Insured, 6.40%, 10/15/12 .......................................         529,425
               Massachusetts Bay Transportation Authority,
  2,500,000        COP, BIG Insured, 7.75%, 01/15/06 ..........................................................       2,965,475
  3,000,000        General Transportation System, Series 1988-A, Pre-Refunded, 7.75%, 03/01/13 ................       3,214,410
  2,360,000    Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured, 7.25%, 01/01/09       2,456,453
               Massachusetts GO,
  1,000,000        Commonwealth, Series A, FGIC Insured, Pre-Refunded, 7.25%, 03/01/09 ........................       1,100,900
    800,000        Commonwealth, Series C, AMBAC Insured, 6.75%, 08/01/09 .....................................         857,904
  1,000,000        Commonwealth, Series C, CGIC Insured, Pre-Refunded, 7.00%, 12/01/10 ........................       1,090,570
  2,000,000        Refunding, Series A, AMBAC Insured, 6.50%, 08/01/11 ........................................       2,112,320
  4,000,000        Refunding, Series B, MBIA Insured, 6.50%, 08/01/11 .........................................       4,224,640
               Massachusetts State Health & Educational Facilities Authority Revenue,
$ 1,500,000        BayState Medical Center, Refunding, Series D, FSA Insured, 6.00%, 07/01/15 .................     $ 1,501,875
    475,000        BayState Medical Center, Series E, FSA Insured, 6.00%, 07/01/26 ............................         467,177
  1,250,000        Bentley College, Series I, MBIA Insured, 6.125%, 07/01/17 ..................................       1,261,063
  2,000,000        Berkshire Health System, Series A, MBIA Insured, Pre-Refunded, 7.50%, 10/01/08 .............       2,167,520
  1,500,000        Berkshire Health System, Series A, MBIA Insured, Pre-Refunded, 6.75%, 10/01/19 .............       1,576,005
  5,500,000        Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19 ...........................       5,517,325
  1,900,000        Beverly Hospital, Lot 1, Refunding, Series D, MBIA Insured, 7.30%, 07/01/13 ................       2,053,881
  4,000,000        Beverly Hospital, Lot 2, Series D, MBIA Insured, Pre-Refunded, 7.30%, 07/01/19 .............       4,372,880
  2,250,000        Boston College, Series J, FGIC Insured, 6.625%, 07/01/21 ...................................       2,367,338
    500,000        Brigham & Women's Hospital, Series C, MBIA Insured, 7.00%, 06/01/18 ........................         533,050
  1,000,000        Cable Housing & Health Services, Series A, MBIA Insured, 5.25%, 07/01/23 ...................         890,780
  2,200,000        Children's Hospital, Refunding, Series E, AMBAC Insured, 6.20%, 10/01/16 ...................       2,216,500
  1,000,000        Community College Program, Series A, Connie Lee Insured, 6.50%, 10/01/09 ...................       1,066,440
  3,250,000        Community College Program, Series A, Connie Lee Insured, 6.60%, 10/01/22 ...................       3,300,473
  4,295,000        Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18 ........................       4,038,030
  5,600,000        Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25 ........................       5,186,888
  1,000,000        Dana-Farber Cancer Institute, Series F, Refunding, FGIC Insured, 6.00%, 12/01/15 ...........       1,003,400
  3,605,000        Emerson Hospital, Series D, FSA Insured, 5.80%, 08/15/18 ...................................       3,496,129
  5,250,000        Fallon Health Care System, Series A, CGIC Insured, 6.875%, 06/01/11 ........................       5,738,670
  7,550,000        Fallon Health Care System, Series A, CGIC Insured, 6.75%, 06/01/20 .........................       8,220,063
    600,000        Fallon Health Care System, Series A, CGIC Insured, 6.00%, 06/01/21 .........................         633,912
  3,490,000        Lahey Clinic Medical Center, Series A, MBIA Insured, Pre-Refunded, 7.625%, 07/01/18 ........       3,767,106
  5,520,000       eLahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 07/01/23 ......................       5,034,902
 11,465,000        Massachusetts General Hospital, AMBAC Insured, 6.25%, 07/01/20 .............................      11,548,580
  2,500,000        Massachusetts General Hospital, Refunding, Series F, AMBAC Insured, 6.00%, 07/01/15 ........       2,506,525
  1,280,000        Mclean Hospital, Series C, FGIC Insured, 6.625%, 07/01/15 ..................................       1,353,754
  3,000,000        Metro West Health, Inc., Series C, AMBAC Insured, 6.40%, 11/15/11 ..........................       3,304,140
  3,500,000        Metro West Health, Inc., Series C, AMBAC Insured, 6.50%, 11/15/18 ..........................       3,873,380
    550,000        Metro West Health, Inc., Refunding, Series C, AMBAC Insured, 6.30%, 11/15/12 ...............         602,839
  5,400,000        Milton Hospital, Series B, MBIA Insured, 7.00%, 07/01/16 ...................................       5,821,200
  6,000,000        Mt. Auburn Hospital, Series 1988-A, MBIA Insured, Pre-Refunded, 7.875%, 07/01/18 ...........       6,485,880
  6,500,000        Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 08/15/24 .............................       6,658,795
  1,895,000        New England Medical Center Hospitals, Series D, AMBAC Insured, 6.875%, 04/01/22 ............       2,036,083
  1,000,000        New England Medical Center Hospitals, Series F, FGIC Insured, 6.50%, 07/01/12 ..............       1,046,610
  4,000,000        New England Medical Center Hospitals, Series G, MBIA Insured, 5.375%, 07/01/24 .............       3,613,520
  5,000,000        Newton-Wellesley Hospital, Series C, BIG Insured, Pre-Refunded, 8.00%, 07/01/18 ............       5,429,600
  4,030,000        Newton-Wellesley Hospital, Series D, MBIA Insured, 7.00%, 07/01/15 .........................       4,412,890
  1,300,000        Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 07/01/18 .........................       1,304,992
    250,000        Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 07/01/25 .........................         249,973
  1,250,000        North Eastern University, Series D, AMBAC Insured, Pre-Refunded, 7.125%, 10/01/10 ..........       1,365,700
  3,900,000        North Eastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ..........................       4,101,591
  5,750,000        Salem Hospital, Series 1987-A, MBIA Insured, Pre-Refunded, 7.25%, 07/01/09 .................       5,907,665
  4,000,000        St. Elizabeth's Hospital of Boston, Series B, FHA Mortgage Insured, Pre-Refunded, 7.75%,
                    08/01/27 ..................................................................................       4,213,840
  6,200,000        St. Luke's Hospital, New Bedford, Series B, AMBAC Insured, Pre-Refunded, 7.75%, 07/01/13 ...       6,515,022
    890,000        Stonehill College, Refunding, Series E, MBIA Insured, 6.55%, 07/01/12 ......................         943,445
  3,000,000        Stonehill College, Refunding, Series E, MBIA Insured, 6.60%, 07/01/20 ......................       3,168,180
  1,025,000        Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.65%, 07/01/10 ..................       1,149,794
    515,000        Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.70%, 07/01/20 ..................         578,592
  1,690,000       eStonehill College, Series F, AMBAC Insured, 5.75%, 07/01/26 ................................       1,633,757
  3,000,000        Suffolk University, Series B, Connie Lee Insured, 6.35%, 07/01/22 ..........................       3,034,620
  2,000,000        Tufts University, FGIC Insured, 5.95%, 08/15/18 ............................................       2,002,400
               Massachusetts State Health & Educational Facilities Authority Revenue, (cont.)
$ 1,500,000        University Hospital, Series C, MBIA Insured, Pre-Refunded, 7.25%, 07/01/19 .................     $ 1,636,395
  1,820,000        Wentworth Institute of Technology, Series A, AMBAC Insured, Pre-Refunded, 7.40%, 04/01/10 ..       2,015,686
  3,000,000        Wheaton College, Series B, CGIC Insured, 7.25%, 07/01/19 ...................................       3,275,700
  2,750,000        Worcester Polytech Institute, MBIA Insured, 6.625%, 09/01/17 ...............................       2,911,398
  4,395,000    Massachusetts Municipal Wholesale Electric Co., Power Supply System Revenue, Series D,
                MBIA Insured, 6.125%, 07/01/19 ................................................................       4,425,721
    430,000    Massachusetts State HFA, MFHR, Section 8 Assisted, Series 1979-A, ETM, 7.00%, 04/01/21 .........         484,872
               Massachusetts State HFA, Housing Revenue,
  1,735,000        Series 1986-A, MBIA Insured, 7.50%, 12/01/06 ...............................................       1,785,263
  1,975,000        Series 1988-8, BIG Insured, 7.70%, 06/01/17 ................................................       2,055,047
  1,500,000        SFMR, Series 18, MBIA Insured, 7.35%, 12/01/16 .............................................       1,559,355
               Massachusetts State Industrial Finance Agency Revenue,
    750,000        Babson College, Series A, MBIA Insured, 6.375%, 10/01/09 ...................................         794,783
  3,105,000        Babson College, Series A, MBIA Insured, 6.50%, 10/01/22 ....................................       3,235,224
  7,075,000        Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19 ...............................       7,479,902
  1,000,000        Milton Academy, Series A, MBIA Insured, Pre-Refunded, 7.25%, 09/01/19 ......................       1,095,970
  2,010,000        Refunding, Combined Jewish Philanthropies, AMBAC Insured, Series A, 6.375%, 02/01/15 .......       2,083,888
  1,665,000        Saint Marks School Issue, MBIA Insured, 5.375%, 01/01/21 ...................................       1,540,591
               Massachusetts State Port Authority Revenue,
  5,200,000        Series A, FGIC Insured, 7.50%, 07/01/20 ....................................................       5,651,204
  1,000,000        Series B, FSAInsured, 6.00%, 07/01/23 ......................................................         999,890
               Melrose Municipal Purpose GO, MBIA Insured,
    200,000        6.00%, 08/15/11 ............................................................................         205,720
    200,000        6.05%, 08/15/12 ............................................................................         207,864
    200,000        6.10%, 08/15/13 ............................................................................         207,846
    200,000        6.10%, 08/15/14 ............................................................................         206,306
               Millis School Project, GO, Unlimited Tax, AMBAC Insured, 7.40%,
    270,000        05/01/06 ...................................................................................         294,654
    270,000        05/01/07 ...................................................................................         294,181
    270,000        05/01/08 ...................................................................................         293,709
               Norfolk GO, AMBAC Insured, 6.00%,
    450,000        01/15/10 ...................................................................................         459,738
    425,000        01/15/11 ...................................................................................         432,782
    375,000        01/15/12 ...................................................................................         386,640
    300,000        01/15/13 ...................................................................................         308,301
    300,000    North Andover Municipal Purpose, Limited Tax, MBIA Insured, 7.40%, 09/15/09 ....................         332,526
               North Attleborough GO, Limited Tax, AMBAC Insured, Pre-Refunded,
    125,000        7.15%, 06/01/08 ............................................................................         137,840
    125,000        7.20%, 06/01/09 ............................................................................         138,053
    850,000    North Attleborough, MBIA Insured, 5.70%, 01/15/16 ..............................................         843,047
  1,500,000    Palmer GO, Refunding, MBIA Insured, 5.50%, 10/01/10 ............................................       1,468,320
               Peabody GO, Electric Light, AMBAC Insured,
    500,000        6.75%, 08/01/05 ............................................................................         543,640
    750,000        6.85%, 08/01/06 ............................................................................         815,265
    500,000        6.90%, 08/01/07 ............................................................................         542,315
    555,000        6.95%, 08/01/08 ............................................................................         601,898
  1,000,000    Puerto Rico Commonwealth, Public Improvement, MBIA Insured, Pre-Refunded, 6.50%, 07/01/09 ......       1,101,040
  3,250,000    Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue, Refunding,
                Series X, FSAInsured, 5.50%, 07/01/19 .........................................................       3,091,693
               Puerto Rico HFC, SFMR, Portfolio No. 1, GNMA Secured,
    500,000        Series 1988-A, 7.80%, 10/15/21 .............................................................         520,410
    765,000        Series 1988-B, 7.65%, 10/15/22 .............................................................         803,227
               Quabbin Regional School District, GO, AMBAC Insured, 7.00%,
$   275,000        06/15/04 ...................................................................................       $ 299,448
    275,000        06/15/05 ...................................................................................         298,452
    275,000        06/15/06 ...................................................................................         298,452
    275,000        06/15/07 ...................................................................................         298,452
    275,000        06/15/08 ...................................................................................         298,452
    250,000        06/15/09 ...................................................................................         271,320
               Rochester School GO, Lot B, MBIA Insured, 7.30%,
    150,000        04/01/04 ...................................................................................         162,266
    150,000        04/01/05 ...................................................................................         161,886
    150,000        04/01/06 ...................................................................................         161,696
    150,000        04/01/07 ...................................................................................         161,696
    150,000        04/01/08 ...................................................................................         161,696
    120,000        04/01/09 ...................................................................................         129,356
               Salem GO,
    425,000        AMBAC Insured, 6.70%, 08/15/05 .............................................................         464,317
    500,000        AMBAC Insured, 6.80%, 08/15/07 .............................................................         547,270
    470,000        MBIA Insured, 5.20%, 07/15/11 ..............................................................         445,715
    470,000        MBIA Insured, 5.20%, 07/15/12 ..............................................................         442,834
  3,000,000    Somerville Housing Authority Revenue, Clarendon Hill, GNMA Secured, 7.95%, 11/20/30 ............       3,192,270
               South Essex Sewer District,
    330,000        AMBAC Insured, 6.25%, 11/01/11 .............................................................         345,332
  1,000,000        Series A, MBIA Insured, 5.25%, 06/15/24 ....................................................         910,370
  2,800,000        Series B, MBIA Insured, Pre-Refunded, 7.00%, 06/01/24 ......................................       3,199,476
  2,375,000    Southbridge GO, AMBAC Insured, 6.375%, 01/01/12 ................................................       2,494,249
               Tyngsborough GO, School Project Loan, AMBAC Insured, 6.90%,
    600,000        05/15/09 ...................................................................................         670,254
    600,000        05/15/10 ...................................................................................         670,254
  2,000,000    Westfield School District GO, AMBAC Insured, Pre-Refunded, 7.10%, 12/15/08 .....................       2,223,240
               Westford GO,
    800,000        FGIC Insured, Pre-Refunded, 7.60%, 10/15/10 ................................................         901,530
  2,000,000        Refunding, AMBAC Insured, 5.45%, 10/15/10 ..................................................       1,957,520
               Whately GO, AMBAC Insured,
    215,000        6.20%, 01/15/07 ............................................................................         226,843
    215,000        6.30%, 01/15/08 ............................................................................         227,322
    200,000        6.40%, 01/15/10 ............................................................................         211,520
               Worcester GO, Refunding, MBIA Insured,
  1,335,000        Series E, 6.00%, 10/01/15 ..................................................................       1,367,481
  1,200,000        Series G, 5.30%, 07/01/15 ..................................................................       1,125,180
  1,410,000    Worcester Municipal Purpose Loan, Series A, AMBAC Insured, 5.25%, 08/01/16 .....................       1,303,390
                                                                                                                     -----------
                     Total Long Term Investments (Cost $281,193,055) ..........................................    $296,323,239
                                                                                                                     -----------
              aShort Term Investment  .3%
  1,100,000    Massachusetts State Updates, Series B, National Westminster Bank Plc., Daily VRDN and Put, 3.35%,
                12/01/97 (Cost $1,100,000).....................................................................       1,100,000
                                                                                                                     -----------
                         Total Investments (Cost $282,293,055)  96.7% .........................................     297,423,239
                         Other Assets and Liabilities, Net  3.3% ..............................................      10,083,539
                                                                                                                     -----------
                         Net Assets  100.0%....................................................................    $307,506,778
                                                                                                                     ===========


               At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $282,293,055 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost ...............................................................    $ 16,496,062
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value ...............................................................      (1,365,878)
                                                                                                                     -----------
                 Net unrealized appreciation ..................................................................    $ 15,130,184
                                                                                                                     ===========



PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Agency/Authority
HFC      - Housing Finance Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
SFMR     - Single Family Mortgage Revenue






aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate). eSee Note 1 (i) regarding securities purchased on a when-issued basis.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                              Value
   Amount       Franklin Michigan Insured Tax-Free Income Fund                                                      (Note 1)
   ----------------------------------------------------------------------------------------------------------------------------
                Long Term Investments  97.8%
$  1,325,000    Allegan Public School District GO, School Building and Site, AMBAC Insured, 5.875%, 05/01/18 .      $ 1,324,073
   3,165,000    Allegan Public School District, AMBAC Insured, 5.75%, 05/01/22 ...............................        3,069,797
                Allendale Public School District, School Building, MBIA Insured,
   2,000,000       5.875%, 05/01/14 ..........................................................................        2,013,720
   3,750,000       6.00%, 05/01/24 ...........................................................................        3,823,950
   2,000,000    Avondale School District, AMBAC Insured, 5.75%, 05/01/22 .....................................        1,934,760
   1,625,000    Bath Community School District Refunding, FGIC Insured, 5.75%, 05/01/25 ......................        1,565,281
   3,100,000    Bay City Electric Utility Revenue, AMBAC Insured, 6.60%, 01/01/12 ............................        3,290,619
   1,135,000    Bay City GO, Refunding, AMBAC Insured, 5.20%, 09/01/12 .......................................        1,066,889
                Belding Area School, Series B, AMBAC Insured, Pre-Refunded, 6.15%,
     375,000       05/01/13 ..................................................................................          406,103
     675,000       05/01/14 ..................................................................................          730,985
                Berkley City School District, FGIC Insured,
   2,060,000       5.625%, 01/01/15 ..........................................................................        2,026,298
   2,125,000       6.00%, 01/01/19 ...........................................................................        2,136,135
     470,000    Big Rapids Public School District, Building & Site, FGIC Insured, 5.625%, 05/01/25 ...........          445,978
                Brandon School District, FGIC Insured, 5.875%,
   5,540,000        05/01/16 .................................................................................        5,536,288
   7,000,000        05/01/26 .................................................................................        6,945,890
   1,450,000    Breckenridge Community School District, AMBAC Insured, 5.75%, 05/01/23 .......................        1,396,350
                Breitung Township School District,
   7,500,000       CGIC Insured, Pre-Refunded, 7.20%, 05/01/19 ...............................................        8,143,350
   2,935,000       MBIA Insured, 6.30%, 05/01/15 .............................................................        2,995,314
   5,250,000    Byron Center Public Schools, Refunding, MBIA Insured, 5.875%, 05/01/24 .......................        5,210,468
                Caledonia Community Schools,
   3,750,000       AMBAC Insured, 6.625%, 05/01/14 ...........................................................        3,955,275
   4,400,000       MBIA Insured, 5.85%, 05/01/22 .............................................................        4,359,212
   1,290,000    Calhoun County, Western Calhoun County Sanitary Sewer System No. 1, Township of Emmett,
                 Refunding, AMBAC Insured, Pre-Refunded, 7.75%, 11/01/18 .....................................        1,384,157
     875,000    Calumet School District GO, Laurium and Keweenah Public Schools, CGIC Insured, 5.875%,
                 05/01/20 ....................................................................................          863,363
   3,875,000    Cedar Springs Public School District, MBIA Insured, 5.875%, 05/01/24 .........................        3,809,629
   5,000,000    Central Michigan University Revenue, MBIA Insured, Pre-Refunded, 7.90%, 10/01/15 .............        5,302,650
   3,140,000    Chelsea School District, FGIC Insured, 5.875%, 05/01/25 ......................................        3,077,891
                Chippewa Valley School District, BIG Insured, Pre-Refunded, 7.40%,
     500,000       05/01/07 ..................................................................................          543,580
     500,000       05/01/08 ..................................................................................          543,580
     500,000       05/01/09 ..................................................................................          543,580
     500,000       05/01/10 ..................................................................................          543,580
                Coldwater Community Schools, MBIA Insured,
   1,100,000       6.20%, 05/01/15 ...........................................................................        1,133,715
   1,700,000       6.30%, 05/01/23 ...........................................................................        1,751,867
   3,000,000    Comstock Park Public Schools, Refunding, School Building and Site, FGIC Insured, 5.25%,
                 05/01/15 ....................................................................................        2,796,990
                Dearborn EDC Revenue, Oakwood Obligation Group, Series A,
   4,400,000       FGIC Insured, 5.875%, 11/15/25 ............................................................        4,294,576
   1,000,000       MBIA Insured, 5.25%, 08/15/21 .............................................................          903,560
  14,000,000    Detroit City School District, Series A, AMBAC Insured, 5.70%, 05/01/25 .......................       13,594,980
                Detroit Sewage Disposal Revenue,
  10,300,000       FGIC Insured, Pre-Refunded, 7.125%, 07/01/19 ..............................................       11,167,260
   1,000,000       FGIC Insured, Pre-Refunded, 6.625%, 07/01/21 ..............................................        1,099,460
   4,000,000       Refunding, BIG Insured, 7.00%, 07/01/09 ...................................................        4,126,280
                   Detroit Sewage Disposal System Revenue, (cont.)
$    500,000       Refunding, BIG Insured, Pre-Refunded, 8.00%, 07/01/08 .....................................        $ 526,200
   4,000,000       Refunding, Series B, MBIA Insured, 5.25%, 07/01/21 ........................................        3,658,160
   6,000,000    Detroit State Aid GO, AMBAC Insured, Pre-Refunded, 7.20%, 05/01/09 ...........................        6,519,960
                Detroit Water Supply System Revenue,
   4,960,000       FGIC Insured, Pre-Refunded, 7.125%, 07/01/10 ..............................................        5,473,608
   5,000,000       FGIC Insured, Pre-Refunded, 6.25%, 07/01/12 ...............................................        5,321,500
   3,500,000       FGIC Insured, Pre-Refunded, 7.25%, 07/01/20 ...............................................        3,877,615
  13,050,000       MBIA Insured, Pre-Refunded, 7.875%, 07/01/19 ..............................................       14,142,807
                DeWitt Public Schools Building and Site, AMBAC Insured, Pre-Refunded, 6.60%,
     350,000       05/01/15 ..................................................................................          381,409
     350,000       05/01/16 ..................................................................................          381,409
   1,050,000    Dexter Community Schools, Refunding, AMBAC Insured, 5.70%, 05/01/14 ..........................        1,023,687
   6,000,000    East Detroit School District, Refunding, FGIC Insured, 6.10%, 05/01/16 .......................        6,112,320
   1,250,000    East Lansing Building Authority, GO, Refunding, AMBAC Insured, 7.00%, 10/01/16 ...............        1,326,713
                Eastern Michigan University Revenue, Refunding,
   1,000,000       AMBAC Insured, 6.375%, 06/01/14 ...........................................................        1,038,280
   2,105,000       Residence Hall, FGIC Insured, 7.875%, 10/01/10 ............................................        2,130,092
   2,000,000    Eaton Rapids Public Schools Building and Site, MBIA Insured, 5.625%, 05/01/25 ................        1,897,780
                Farmington Hills Economic Development Corp. Revenue, Botsford Continuing Care, Series A,
                 MBIA Insured,
   1,000,000       5.70%, 02/15/15 ...........................................................................          975,460
   1,835,000       5.75%, 02/15/25 ...........................................................................        1,763,031
  10,140,000    Farmington Hills Hospital Finance Authority Revenue, Refunding, Botsford General Hospital, Series A,
                 MBIA Insured, 7.10%, 02/15/14 ...............................................................       10,847,873
   2,000,000    Ferndale School District, Refunding, FGIC Insured, 5.375%, 05/01/21 ..........................        1,869,200
                Ferris State College Revenue, AMBAC Insured,
   1,000,000       6.15%, 10/01/14 ...........................................................................        1,032,190
   1,000,000       6.25%, 10/01/19 ...........................................................................        1,032,050
   2,150,000    Fowlerville Community School District, Refunding, FGIC Insured, 5.75%, 05/01/20 ..............        2,133,316
   2,345,000    Fremont Public Schools District, Series 95, FGIC Insured, 5.50%, 05/01/21 ....................        2,214,993
   4,425,000    Gaylord Community Schools, Refunding, MBIA Insured, 5.625%, 05/01/21 .........................        4,223,353
                Gerrish and Higgins School District, Building and Site, CGIC Insured, Pre-Refunded,
   3,000,000       6.40%, 05/01/12 ...........................................................................        3,250,980
   2,500,000       6.50%, 05/01/17 ...........................................................................        2,719,500
   4,000,000    Gibraltar School District GO, CGIC Insured, Pre-Refunded, 7.00%, 05/01/15 ....................        4,255,560
   1,015,000    Gogebic - Iron Wastewater Authority, Waste Water Treatment System Revenue, Refunding,
                 MBIA Insured, 5.95%, 01/01/15 ...............................................................        1,013,772
   5,000,000    Grand Haven Area Public Schools, Refunding, MBIA Insured, 6.05%, 05/01/14 ....................        5,114,350
                Grand Ledge Public School District, MBIA Insured,
   6,750,000       5.375%, 05/01/24 ..........................................................................        6,303,825
  10,000,000       Pre-Refunded, 6.60%, 05/01/24 .............................................................       11,163,900
     610,000    Grand Rapids Community College, MBIA Insured, 5.90%, 05/01/19 ................................          610,830
   7,500,000    Grand Rapids, Downtown, Devauth Tax Increment Revenue, MBIA Insured, 6.875%, 06/01/24 ........        8,116,875
   3,850,000    Grand Rapids Sewer System Revenue Improvement, Refunding, MBIA Insured, 6.00%, 01/01/20 ......        3,862,205
                Grand Rapids Water Supply System Revenue,
   5,375,000       FGIC Insured, Pre-Refunded, 7.25%, 01/01/20 ...............................................        5,897,611
   4,500,000       MBIA Insured, Pre-Refunded, 7.875%, 01/01/18 ..............................................        4,803,165
   1,700,000    Grand Traverse County Building Authority, AMBAC Insured, 5.75%, 09/01/15 .....................        1,674,891
                Grand Traverse County Hospital Finance Authority Revenue, Series A,
   2,500,000       Refunding, Munson Healthcare, AMBAC Insured, 6.25%, 07/01/12 ..............................        2,606,350
   7,900,000       Refunding, Munson Healthcare, AMBAC Insured, 6.25%, 07/01/22 ..............................        8,115,196
$  3,000,000    Gratiot County EDC, EDR, Masonic Home Project, AMBAC Insured, Pre-Refunded, 7.375%,
                 04/01/20 ....................................................................................      $ 3,320,100
                Greenville Public Schools Building, MBIA Insured, 5.75%,
   1,850,000       05/01/19 ..................................................................................        1,813,130
   1,050,000       05/01/24 ..................................................................................        1,020,191
   5,100,000    Grosse Ile Township School District, Refunding, FGIC Insured, 6.00%, 05/01/22 ................        5,107,446
   2,750,000    Gull Lake Community School District, FGIC Insured, Pre-Refunded, 6.80%, 05/01/21 .............        3,030,610
   4,715,000    Harrison Community Schools GO, AMBAC Insured, 6.25%, 05/01/13 ................................        4,940,754
                Haslett Public School District, CGIC Insured,
   4,000,000       Pre-Refunded, 7.50%, 05/01/20 .............................................................        4,416,880
   3,875,000       Refunding, 6.625%, 05/01/19 ...............................................................        4,099,401
                Hastings School District, FGIC Insured, 5.625%,
   1,000,000       05/01/15 ..................................................................................          966,860
   3,425,000       05/01/18 ..................................................................................        3,282,109
   2,000,000    Holland School District GO, Refunding, AMBAC Insured, 6.375%, 05/01/10 .......................        2,095,240
   3,775,000    Holly Area School District, FGIC Insured, 5.625%, 05/01/25 ...................................        3,631,928
                Holt Public Schools Building and Site, MBIA Insured,
   1,000,000       6.25%, 05/01/16 ...........................................................................        1,031,760
   3,060,000       6.25%, 05/01/18 ...........................................................................        3,157,186
   2,525,000       6.30%, 05/01/20 ...........................................................................        2,605,043
   1,425,000       6.50%, 05/01/21 ...........................................................................        1,482,613
                Houghton-Portage Township School District, Refunding,
   2,000,000       AMBAC Insured, 6.00%, 05/01/14 ............................................................        2,047,820
   2,700,000       CGIC Insured, Pre-Refunded, 7.00%, 05/01/17 ...............................................        2,872,503
   3,475,000    Howell Public Schools, MBIA Insured, 5.60%, 05/01/21 .........................................        3,344,479
     750,000    Hudsonville Building Authority, Refunding, AMBAC Insured, 6.60%, 10/01/17 ....................          779,385
                Hudsonville Public Schools GO, Refunding, Series B, FGIC Insured,
   2,000,000       6.05%, 05/01/19 ...........................................................................        2,039,340
   2,000,000       6.10%, 05/01/24 ...........................................................................        2,039,240
  11,535,000    Huron Valley School District, Refunding, FGIC Insured, 6.125%, 05/01/20 ......................       11,731,210
   6,800,000    Imlay City Community School District, Refunding, CGIC Insured, 6.70%, 05/01/21 ...............        7,186,988
                Inkster Michigan School District, Series 1990, AMBAC Insured, Pre-Refunded, 7.00%,
     450,000       05/01/14 ..................................................................................          491,319
     450,000       05/01/16 ..................................................................................          491,319
   2,250,000    Iron Mountain School District, Building and Site, AMBAC Insured, Pre-Refunded, 6.30%, 05/01/21        2,428,920
     400,000    Jackson County GO, Series 1985, FGIC Insured, Pre-Refunded, 8.60%, 04/01/12 ..................          436,044
                Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Refunding and Improvement,
   3,805,000       Borgess Medical Center, Series A, AMBAC Insured, 5.625%, 06/01/14 .........................        3,666,194
  23,065,000       Bronson Methodist, MBIA Insured, 5.875%, 05/15/26 .........................................       22,602,316
   5,000,000       Bronson Methodist, Series A, MBIA Insured, 6.25%, 05/15/12 ................................        5,199,850
   2,460,000       Bronson Methodist, Series A, MBIA Insured, 6.375%, 05/15/17 ...............................        2,553,554
   1,000,000    Kelloggsville Public School District GO, FGIC Insured, 5.75%, 05/01/13 .......................          996,730
                Kenowa Hills Public Schools, MBIA Insured, 5.875%,
   1,235,000       05/01/21 ..................................................................................        1,238,940
   9,000,000       05/01/26 ..................................................................................        8,868,600
   7,500,000    Kent Hospital Finance Authority, Health Care Revenue, Butterworth Health System, Series A,
                 MBIA Insured, 5.625%, 01/15/26 ..............................................................        6,986,400
   2,400,000    Laingsburg Comunity School District, Refunding, FGIC Insured, 5.375%, 05/01/21 ...............        2,228,352
   2,500,000    Lake City Area School District GO, AMBAC Insured, Pre-Refunded, 6.95%, 05/01/13 ..............        2,635,275
   1,000,000    Lakeshore Public Schools Berrien County, MBIA Insured, 5.70%, 05/01/22 .......................          964,680
                Lake Linden-Hubbell Public Schools FSA Insured,
     825,000       5.40%, 05/01/18 ...........................................................................          780,640
     675,000       5.50%, 05/01/23 ...........................................................................          639,758
                Lake Superior State University Revenue,
$  1,500,000       AMBAC Insured, 6.375%, 11/15/15 ...........................................................      $ 1,578,495
   2,135,000       MBIA Insured, 6.50%, 11/15/11 .............................................................        2,248,112
   1,500,000    Lakeview Community School District GO, Refunding, MBIA Insured, 6.75%, 05/01/13 ..............        1,614,000
   1,470,000    Lansing Building Authority, Refunding, MBIA Insured, 5.60%, 06/01/19 .........................        1,402,645
   5,830,000    Lansing Sewage Disposal System Revenue, Refunding, Series 1988, MBIA Insured, Pre-Refunded,
                 7.625%, 05/01/06 ............................................................................        6,041,279
   3,500,000    Leslie Public Schools, Ingham & Jackson Counties, Refunding, Building and Site, AMBAC Insured,
                 6.00%, 05/01/25 .............................................................................        3,513,300
   2,500,000    Lincoln Park School District, FGIC Insured, 5.90%, 05/01/26 ..................................        2,489,350
   1,000,000    Marquette Area Public School Building and Site, Series B, FGIC Insured, Pre-Refunded, 6.65%,
                 05/01/12 ....................................................................................        1,095,830
                Marquette City Hospital Finance Authority Revenue, Refunding, Marquette General Hospital,
   5,000,000       Series C, AMBAC Insured, Pre-Refunded, 7.50%, 04/01/07 ....................................        5,466,100
   4,525,000       Series D, FSA Insured, 5.875%, 04/01/11 ...................................................        4,564,458
   5,225,000       Series D, 6.10%, 04/01/19 .................................................................        5,293,918
   1,100,000    Marysville Public School District, MBIA Insured, 5.75%, 05/01/22 .............................        1,066,912
   1,400,000    Mason Public Schools District, FGIC Insured, 5.40%, 05/01/21 .................................        1,297,548
                Mattawan Consolidated School District, Counties of Van Buren and Kalamazoo, School Building
                 and Site, GO, Unlimited Tax, AMBAC Insured, Pre-Refunded,
     775,000       7.50%, 05/01/13 ...........................................................................          830,932
     775,000       7.55%, 05/01/16 ...........................................................................          831,544
     800,000       7.55%, 05/01/17 ...........................................................................          858,368
     800,000       7.55%, 05/01/18 ...........................................................................          858,368
   2,675,000    Menominee Area Public School District, Refunding, AMBAC Insured, 6.00%, 05/01/20 .............        2,732,646
                Michigan Higher Education Student Loan Authority Revenue, Series 8-A, MBIA Insured,
   2,000,000       7.40%, 10/01/04 ...........................................................................        2,114,040
   2,000,000       7.55%, 10/01/08 ...........................................................................        2,087,560
                Michigan Municipal Bond Authority Revenue, Local Government Loan Program,
     850,000       Series A, Group 15, AMBAC Insured, Pre-Refunded, 7.60%, 05/01/09 ..........................          915,450
   3,790,000       Series C, MBIA Insured, 6.00%, 11/01/10 ...................................................        3,881,680
   6,490,000       Series G, AMBAC Insured, 6.75%, 11/01/14 ..................................................        6,983,305
   1,650,000       Series G, AMBAC Insured, 6.80%, 11/01/14 ..................................................        1,781,703
     825,000       Series G, AMBAC Insured, 6.80%, 11/01/23 ..................................................          884,285
   1,000,000    Wayne County Project, Series A, FGIC Insured, Pre-Refunded, 7.00%, 12/01/09 ..................        1,097,630
   1,900,000    Michigan Public Power Agency Revenue, Refunding, Campbell Project, AMBAC Insured, 6.125%,
                 01/01/10 ....................................................................................        1,941,971
                Michigan State Building Authority Revenue,
  10,000,000       Detroit Regional Prisons, Series I, MBIA Insured, Pre-Refunded, 7.25%, 10/01/08 ...........       10,789,300
   1,500,000       Refunding, Series I, AMBAC Insured, 6.25%, 10/01/20 .......................................        1,529,040
   4,645,000       Series II, MBIA Insured, 6.25%, 10/01/20 ..................................................        4,761,868
   5,000,000       Series II, MBIA Insured, ETM, 7.40%, 04/01/01 .............................................        5,306,650
   1,750,000    Michigan State Comprehensive Transportation Revenue, Refunding, Series 1988-II, FGIC Insured,
                 7.625%, 05/01/11 ............................................................................        1,859,970
                Michigan State HDA, Limited Obligation Revenue, Mercy Bellbrook Project, MBIA Insured, Pre-Refunded,
   3,200,000       8.00%, 04/01/07 ...........................................................................        3,336,544
   1,200,000       8.125%, 04/01/18 ..........................................................................        1,252,044
                Michigan State HDA, MFHR, FGIC Insured,
   4,780,000       Series 1987-A, 8.375%, 07/01/19 ...........................................................        5,018,761
   4,415,000       Series 1988-A, 7.70%, 07/01/18 ............................................................        4,669,392
   2,880,000       Series 1989-A, 7.55%, 07/01/09 ............................................................        3,007,555
   2,945,000       Series 1989-A, 7.65%, 07/01/15 ............................................................        3,057,028
   1,655,000    Michigan State HDA, SFMR, Series 1986-A, FGIC Insured, 8.00%, 10/01/06 .......................        1,694,406
                Michigan State Hospital Finance Authority Revenue,
$  1,750,000       Crittenton Hospital, FGIC Insured, 6.75%, 03/01/20 ........................................      $ 1,828,015
   2,000,000       Crittenton Hospital, Series A, FGIC Insured, Pre-Refunded, 7.125%, 12/01/06 ...............        2,049,500
   3,500,000       MidMichigan Hospital, MBIA Insured, 6.625%, 06/01/10 ......................................        3,627,470
   8,750,000       Mt. Sinai Hospital of Detroit, FGIC Insured, Pre-Refunded, 7.00%, 01/01/09 ................        9,012,938
   9,020,000       Oakland General Hospital, AMBAC Insured, 7.00%, 07/01/15 ..................................        9,633,089
   2,200,000       Oakwood Hospital, FGIC Insured, Pre-Refunded, 7.00%, 07/01/10 .............................        2,418,284
  10,000,000       Oakwood Hospital, Series B, FGIC Insured, Pre-Refunded, 7.20%, 11/01/15 ...................       11,079,000
  13,250,000       Oakwood Hospital, FGIC Insured, Pre-Refunded, 7.10%, 07/01/18 .............................       14,610,643
   7,635,000       Pontiac Osteopathic, Series B, AMBAC Insured, Pre-Refunded, 7.75%, 02/01/05 ...............        7,905,890
   2,075,000       Refunding, Sisters of Mercy Health Corp., MBIA Insured, 5.25%, 08/15/21 ...................        1,877,377
   2,000,000       Refunding, Sisters of Mercy Health Corp., Series H, MBIA Insured, 7.50%, 08/15/07 .........        2,104,080
   3,445,000       Refunding, St. John's Hospital, Series A, AMBAC Insured, 6.00%, 05/15/13 ..................        3,505,288
   9,545,000       Refunding, St. John's Hospital, Series A, AMBAC Insured, 6.25%, 05/15/14 ..................        9,840,609
   4,900,000       Refunding, Sisters of Mercy Health Corp., Series H, MBIA Insured, 7.50%, 08/15/13 .........        5,161,072
   1,500,000       Sparrow Obligation Group, MBIA Insured, 6.50%, 11/15/11 ...................................        1,580,700
   1,000,000       Sparrow Obligation Group, MBIA Insured, 5.80%, 11/15/16 ...................................          983,550
   1,000,000       Sparrow Obligation Group, MBIA Insured, 5.90%, 11/15/26 ...................................          980,560
   1,200,000       Sparrow Obligation Group, MBIA Insured, 6.00%, 11/15/36 ...................................        1,183,728
                Michigan State Strategic Fund, Limited Obligation Revenue,
  20,000,000       Refunding, Detroit Edison Co., FGIC Insured, 6.875%, 12/01/21 .............................       21,394,000
   5,000,000       Refunding, Detroit Edison Co., Series AA, FGIC Insured, 6.95%, 05/01/11 ...................        5,636,100
   3,000,000       Refunding, Detroit Edison Co., Series BB, AMBAC Insured, 7.00%, 05/01/21 ..................        3,481,860
   1,285,000       Refunding, Detroit Edison Co., Series BB, MBIA Insured, 6.05%, 10/01/23 ...................        1,303,722
  10,250,000       Refunding, Detroit Edison Co., Series BB, MBIA Insured, 6.20%,08/15/25 ....................       10,461,765
   5,540,000       Refunding, Detroit Edison Co., Series CC, FGIC Insured, 6.95%, 09/01/21 ...................        5,933,174
   5,825,000       Refunding, Detroit Edison Co., Series CC, MBIA Insured, 6.05%, 10/01/23 ...................        5,909,870
   1,800,000       St. John-Bon Secours Care Center, FGIC Insured, 7.90%, 11/15/16 ...........................        1,890,072
                Michigan State Trunk Line GO,
   3,000,000       Series A, FGIC Insured, 5.80%, 11/15/24 ...................................................        2,930,520
   1,400,000       Series B, Refunding, AMBAC Insured, 5.50%, 10/01/21 .......................................        1,302,910
   5,000,000    Michigan State University Revenues, Series A, AMBAC Insured, 5.00%, 02/15/26 .................        4,355,950
   2,500,000    Monroe County EDC, Limited Obligation Revenue, Monroe Community Health Services,
                 MBIA Insured, Pre-Refunded, 7.00%, 09/01/21 .................................................        2,790,325
                Monroe County PCR, Detroit Edison Co.,
   4,000,000       Series 1, MBIA Insured, 6.875%, 09/01/22 ..................................................        4,237,720
   4,000,000       Series 1-B, MBIA Insured, 6.55%, 09/01/24 .................................................        4,153,880
  10,000,000       Series C, AMBAC Insured, 7.50%, 12/01/19 ..................................................       10,996,700
   1,150,000       Series CC, MBIA Insured, 6.55%, 06/01/24 ..................................................        1,193,183
   4,725,000    Morley-Stanwood Community Schools Building and Site, FGIC Insured, 5.625%, 05/01/21 ..........        4,486,340
   2,040,000    Mount Clemens Community School District, Refunding, MBIA Insured, 5.50%, 05/01/19 ............        1,911,949
                Muskegon Public Schools, Series 95, FGIC Insured, 5.25%,
   1,900,000       05/01/18 ..................................................................................        1,767,475
   2,000,000       05/01/21 ..................................................................................        1,827,180
   3,200,000    North Branch Area Schools, Lapeer County Building and Site, Refunding, CGIC Insured,
                 Pre-Refunded, 6.60%, 05/01/21 ...............................................................        3,527,648
                Northern Michigan University Revenue, AMBAC Insured,
   1,715,000       5.60%, 12/01/13 ...........................................................................        1,681,403
   1,000,000       6.55%, 12/01/14 ...........................................................................        1,075,860
   4,500,000    Northview Public School District, Refunding, MBIA Insured, 5.80%, 05/01/21 ...................        4,429,980
   1,000,000    Norway Electric Utilities System Revenue, Refunding, AMBAC Insured, 5.375%, 02/01/12 .........          955,070
   4,750,000    Novi Community School District, FGIC Insured, 6.125%, 05/01/18 ...............................        4,824,385
   3,500,000    Oakland Community College District, Washtenaw County, AMBAC Insured, 6.65%, 05/01/11 .........        3,718,155
$  6,670,000    Oakland County EDC, EDR, FHA Mortgage Insured, Series A, FGIC Insured, 8.00%, 08/01/18 .......      $ 6,841,753
   3,000,000    Okemos Public School District, Series I, MBIA Insured, Pre-Refunded, 6.90%, 05/01/11 .........        3,318,510
   1,800,000    Olivet Community School District, Refunding, MBIA Insured, 5.50%, 05/01/20 ...................        1,684,728
   2,270,000    Otsego Public School District Building and Site, CGIC Insured, 6.625%, 05/01/16 ..............        2,408,425
   3,500,000    Paw Paw Public School District Building and Site, FGIC Insured, 5.625%, 05/01/25 .............        3,386,145
   3,755,000    Perry Public School Building and Site, Refunding, FGIC Insured, 5.45%, 05/01/22 ..............        3,518,585
                Petoskey Hospital Finance Authority Facilities Revenue, Refunding, Northern Michigan Hospital,
                 MBIA Insured,
   4,500,000       7.00%, 11/15/07 ...........................................................................        4,832,145
   1,000,000       6.75%, 11/15/19 ...........................................................................        1,044,240
                Plymouth-Canton Community School District,
   4,000,000       Refunding, AMBAC Insured, 5.50%, 05/01/13 .................................................        3,901,760
   1,875,000       Refunding, AMBAC Insured, 5.50%, 05/01/17 .................................................        1,801,088
   3,500,000       Series C, FGIC Insured, 6.50%, 05/01/16 ...................................................        3,731,630
   3,000,000       Series C, MBIA Insured, 6.50%, 05/01/16 ...................................................        3,198,540
   1,305,000    Pontiac General Building Authority, Series 1991, Refunding, AMBAC Insured, 6.875%, 04/01/06 ..        1,396,598
                Port Huron School District,
   5,500,000       CGIC Insured, Pre-Refunded, 7.25%, 05/01/15 ...............................................        6,074,035
   4,500,000       Refunding, AMBAC Insured, 6.00%, 05/01/12 .................................................        4,607,595
                Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
     770,000       6.10%, 10/01/14 ...........................................................................          799,476
     670,000       6.20%, 10/01/20 ...........................................................................          695,514
   2,750,000    Portage Public Schools GO, MBIA Insured, 5.625%, 05/01/19 ....................................        2,645,940
                Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series 1985-A, FSA Insured,
     500,000       ETM, 8.75%, 07/01/00 ......................................................................          572,480
   2,500,000       Pre-Refunded, 9.00%, 07/01/09 .............................................................        3,154,900
                Puerto Rico Commonwealth Public Improvement GO, MBIA Insured,
     175,000       7.125%, 07/01/02 ..........................................................................          183,164
     825,000       Pre-Refunded, 7.125%, 07/01/02 ............................................................          858,396
  10,875,000       Pre-Refunded, 6.60%, 07/01/13 .............................................................       12,028,620
   8,500,000       Series 1987, 6.75%, 07/01/06 ..............................................................        8,806,680
                Puerto Rico Electric Power Authority Revenue, CGIC Insured,
   3,400,000       Refunding, Series U, 6.00%, 07/01/14 ......................................................        3,457,664
   7,000,000       Series P, Pre-Refunded, 7.00%, 07/01/21 ...................................................        7,840,700
   1,315,000    Puerto Rico HFC, SFMR, Portfolio No. 1, Series 1988-C, GNMA Secured, 6.85%, 10/15/23 .........        1,371,861
   8,700,000    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 07/01/14 ..................        9,394,608
  14,090,000    Redford Unified School District No. 1, FGIC Insured, 6.00%, 05/01/22 .........................       14,253,585
   2,985,000    Reeths-Puffer Schools, Refunding, MBIA Insured, Pre-Refunded, 6.625%, 05/01/12 ...............        3,294,306
   1,000,000    Reeths-Puffer Schools Building, MBIA Insured, Pre-Refunded, 6.625%, 05/01/12 .................        1,103,620
   1,150,000    River Rouge School District, FSA Insured, 5.625%, 05/01/22 ...................................        1,093,788
                Rockford Public Schools GO, Refunding,
   3,900,000       AMBAC Insured, 5.875%, 05/01/19 ...........................................................        3,915,132
   9,750,000       CGIC Insured, Pre-Refunded, 7.375%, 05/01/19 ..............................................       10,725,585
   3,150,000       CGIC Insured, 5.875%, 05/01/19 ............................................................        3,162,222
   1,850,000       MBIA Insured, 5.875%, 05/01/12 ............................................................        1,880,007
   1,925,000       MBIA Insured, 5.875%, 05/01/19 ............................................................        1,932,469
                Romulus Community Schools, Refunding, FGIC Insured,
     690,000       5.75%, 05/01/13 ...........................................................................          694,140
   1,200,000       5.75%, 05/01/17 ...........................................................................        1,191,288
   5,435,000       5.75%, 05/01/22 ...........................................................................        5,355,649
   2,220,000       Series II, Pre-Refunded, 6.40%, 05/01/17 ..................................................        2,431,344
   5,000,000    Royal Oak Hospital Finance Authority Revenue, Refunding, MBIA Insured, 6.25%, 01/01/19 .......        5,126,150
      25,000    Saginaw City School District, Unlimited Tax, MBIA Insured, Pre-Refunded, 11.00%, 06/01/03 ....           26,759
                Saginaw Hospital Finance Authority Revenue, St. Luke's Hospital Project,
$  5,325,000       Refunding, Series C, MBIA Insured, 6.875%, 07/01/14 .......................................      $ 5,624,744
   2,000,000       Refunding, Series C, MBIA Insured, 6.75%, 07/01/17 ........................................        2,098,700
   1,000,000       Refunding, Series D, MBIA Insured, 6.50%, 07/01/11 ........................................        1,056,140
   2,185,000       Series B, AMBAC Insured, Pre-Refunded, 7.625%, 07/01/06 ...................................        2,338,212
   3,540,000       Series B, AMBAC Insured, Pre-Refunded, 7.75%, 07/01/13 ....................................        3,795,907
   3,875,000       Series B, MBIA Insured, 6.00%, 07/01/21 ...................................................        3,910,030
   1,000,000    Saginaw Valley State University Revenue, MBIA Insured, 5.375%, 07/01/16 ......................          932,390
   3,425,000    Sandusky Community School District, CGIC Insured, Pre-Refunded, 6.50%, 05/01/21 ..............        3,718,214
   1,350,000    Saranac Coummunity School District Building and Site, MBIA Insured, 5.25%, 05/01/21 ..........        1,246,482
   2,000,000    Sault Ste. Marie GO, Series 1990, AMBAC Insured, Pre-Refunded, 7.50%, 09/01/10 ...............        2,205,780
                Shelby Charter Township Authority, AMBAC Insured, 5.75%,
     750,000       11/01/11 ..................................................................................          746,183
     750,000       11/01/12 ..................................................................................          753,855
   1,925,000    Shelby Public School District, Series 95, MBIA Insured, 5.625, 05/01/21 ......................        1,863,766
                South Haven Public Schools, Refunding, FGIC Insured, 5.50%,
   1,640,000       05/01/13 ..................................................................................        1,586,060
   1,725,000       05/01/17 ..................................................................................        1,641,113
   7,745,000    St. Clair County EDC, PCR, Refunding, Detroit Edison Co., Series DD, AMBAC Insured, 6.05%,
                 08/01/24 ....................................................................................        7,885,494
                Saint Johns Public Schools, FGIC Insured,
   4,500,000       5.625%, 05/01/20 ..........................................................................        4,353,975
   2,000,000       5.75%, 05/01/25 ...........................................................................        1,950,480
   1,000,000    Sturgis Public School District, MBIA Insured, 6.10%, 05/01/18 ................................        1,034,550
   2,400,000    Three Rivers Community Schools, Building and Site, MBIA Insured, 6.00%, 05/01/23 .............        2,446,128
   1,400,000    Traverse City Area Public Schools, Building and Site, Series I, MBIA Insured, 5.70%, 05/01/20         1,371,398
                Tri County Area School District, School Building and Site, MBIA Insured, Pre-Refunded, 6.875%,
   1,850,000       05/01/11 ..................................................................................        2,037,054
   2,325,000       05/01/16 ..................................................................................        2,560,081
   2,365,000    University Revenues Medical Service Plan, MBIA Insured, 6.50%, 12/01/21 ......................        2,458,630
                Vicksburg Community School District, Refunding, MBIA Insured, 5.625%,
   2,175,000       05/01/12 ..................................................................................        2,162,516
   1,000,000       05/01/20 ..................................................................................          967,550
                Warren Consolidated School District, Refunding,
   6,500,000       CGIC Insured, Pre-Refunded, 6.70%, 05/01/16 ...............................................        7,136,350
   2,530,000       MBIA Insured, 5.50%, 05/01/21 .............................................................        2,399,148
   1,225,000       Series II, FGIC Insured, 5.375%, 05/01/14 .................................................        1,167,842
   2,000,000    Wayland Union School District, FGIC Insured, 6.75%, 05/01/24 .................................        2,178,320
                   Wayne Charter County Airport Revenue, Detroit Metro Airport, MBIA Insured,
   2,900,000       Pre-Refunded, 6.75%, 12/01/19 .............................................................        3,215,549
   6,635,000       Pre-Refunded, 7.00%, 12/01/21 .............................................................        7,433,191
     300,000       Series B, 6.875%, 12/01/11 ................................................................          319,221
   2,000,000       Series B, 6.75%, 12/01/21 .................................................................        2,105,940
   1,000,000       Refunding, Sub Lien Detroit Metro, 5.25%, 12/01/21 ........................................          904,210
  10,585,000    Wayne County Airport Revenue, Series B, AMBAC Insured, 6.00%, 12/01/20 .......................       10,670,315
                Wayne County, Ecorse Creek Drain District, Pollution Abatement No. 1, AMBAC Insured,
     500,000       7.40%, 11/01/04 ...........................................................................          529,120
     500,000       7.50%, 11/01/05 ...........................................................................          529,385
     490,000       7.50%, 11/01/06 ...........................................................................          518,797
     450,000       7.50%, 11/01/07 ...........................................................................          476,447
   2,275,000    Wayne-Westland Community School, Refunding, FGIC Insured, 6.10%, 05/01/13 ....................        2,351,963
   6,630,000    West Ottawa Public School District, Refunding, FGIC Insured, 6.00%, 05/01/20 .................        6,698,156
   5,000,000    Western Michigan University Revenues, FGIC Insured, 6.25%, 11/15/12 ..........................        5,204,050
$  1,660,000    Western School District, Refunding, MBIA Insured, 5.50%, 05/01/20 ............................      $ 1,573,730
                Western Townships Utilities Authority, Sewer Disposal System, Refunding, CGIC Insured,
  18,710,000       6.75%, 01/01/15 ...........................................................................       19,633,900
   6,115,000       6.50%, 01/01/19 ...........................................................................        6,347,553
   1,000,000    White Cloud Public Schools Refunding, Cap Guard, FSA Insured, 5.50%, 05/01/20 ................          949,250
   1,800,000    Williamston County GO, Refunding, AMBAC Insured, 6.90%, 11/01/17 .............................        1,954,908
   4,900,000    Williamston Community School District Building and Site, MBIA Insured, 5.375%, 05/01/15 ......        4,642,701
   6,210,000    Willow Run Community School, CGIC Insured, Pre-Refunded, 6.375%, 05/01/18 ....................        6,688,232
   1,800,000    Wyandotte City School District, Refunding, FSA Insured, 5.625%, 05/01/13 .....................        1,775,934
                Wyandotte Electric Revenue, Refunding,
  16,060,000       AMBAC Insured, Pre-Refunded, 7.875%, 10/01/17 .............................................       17,027,936
   9,980,000       MBIA Insured, 6.25%, 10/01/17 .............................................................       10,422,413
                Yale Public School District, School Building and Site, AMBAC Insured,
   2,000,000       5.375%, 05/01/17 ..........................................................................        1,884,500
   1,500,000       5.50%, 05/01/19 ...........................................................................        1,432,620
                Zeeland Public Schools GO, Refunding, Series B, MBIA Insured,
   2,900,000       6.05%, 05/01/19 ...........................................................................        2,931,378
   4,000,000       6.10%, 05/01/24 ...........................................................................        4,057,830
                                                                                                                     -----------
                      Total Long Term Investments (Cost $1,039,019,759).......................................    1,087,481,677
                                                                                                                     -----------
               aShort Term Investments  .6%
   5,500,000    Grand Rapids Water Supply System Revenue, Refunding, FGIC Insured, Daily VRDN and Put,
                 3.35%, 01/01/20,.............................................................................        5,500,000
   1,000,000    Midland County EDC, Economic Development Limited Obligation Revenue, Dow Chemical Co.
                 Project, Series A, Daily VRDN and Put, 3.90%, 12/01/23 ......................................        1,000,000
                                                                                                                     -----------
                      Total Short Term Investments (Cost $6,500,000)..........................................        6,500,000
                                                                                                                     -----------
                          Total Investments (Cost $1,045,519,759)  98.4%......................................    1,093,981,677
                          Other Assets and Liabilities, Net  1.6%.............................................       17,531,347
                                                                                                                     -----------
                          Net Assets  100.0% .................................................................   $1,111,513,024
                                                                                                                     ===========


                At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,045,647,364 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost .............................................................     $ 52,424,887
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value .............................................................       (4,090,574)
                                                                                                                     -----------
                  Net unrealized appreciation ................................................................     $ 48,334,313
                                                                                                                     ===========



PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
EDC      - Economic Development Corp.
EDR      - Economic Development Revenue
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority
HFC      - Housing Finance Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue






aVariable rate demand notes (VRDN's) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Minnesota Insured Tax-Free Income Fund                                                      (Note 1)
   ----------------------------------------------------------------------------------------------------------------------------
                Long Term Investments  100.4%
$  2,295,000    Albany ISD No. 745, Series A, CGIC Insured, 6.00%, 02/01/16 ...................................     $ 2,323,527
   2,100,000    Anoka County Resource Recovery Revenue, Northern States Power Co., AMBAC Insured, 7.15%,
                 12/01/08 .....................................................................................       2,266,404
   4,870,000    Becker GO, Refunding, Tax Increment, Series D, MBIA Insured, 6.25%, 08/01/15 ..................       5,028,859
                Becker GO, Waste Water Treatment Facility, Series A, MBIA Insured,
     625,000        5.90%, 02/01/12 ...........................................................................         635,063
     610,000        5.95%, 02/01/15 ...........................................................................         616,137
     290,000    Benson ISD No. 777 GO, CGIC Insured, 6.00%, 02/01/15 ..........................................         292,990
   2,685,000    Bloomington Health Care Facilities Revenue, Masonic Home Care Center, AMBAC Insured, 5.875%,
                 07/01/22 .....................................................................................       2,640,939
   3,500,000    Brainerd Health Care Facilities Revenue, Refunding, Benedictine Health-St. Joseph, Series D,
                 MBIA Insured, 5.875%, 02/15/13 ...............................................................       3,517,185
   2,800,000    Buffalo ISD No. 877, CGIC Insured, 6.15%, 02/01/18 ............................................       2,872,660
   2,105,000    Burnsville ISD, Series A, CGIC Insured, 6.20%, 02/01/17 .......................................       2,184,337
     625,000    Byron ISD No. 531 GO, AMBAC Insured, 6.90%, 06/01/14 ..........................................         667,169
   2,975,000    Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 01/01/25 ....................       3,028,788
   3,500,000    Cold Spring ISD No. 750, Series A, FGIC Insured, 6.15%, 02/01/11 ..............................       3,638,005
                Dakota County Housing and Redevelopment Authority, SFMR,
      10,000        City of South St. Paul, Burnsville and Inver Grove Heights, FGIC Insured, 9.375%, 05/01/18           10,631
     885,000        Refunding, GNMA Secured, 8.10%, 03/01/16 ..................................................         926,338
                Dakota, Washington and Stearns County SFMR, Series 1990, GNMA Secured,
     960,000        7.80%, 12/01/10 ...........................................................................       1,020,403
   3,375,000        7.85%, 12/01/30 ...........................................................................       3,575,543
                Delano ISD No. 879, Refunding, Series A, AMBAC Insured,
     500,000        5.55%, 02/01/09 ...........................................................................         499,525
     700,000        5.60%, 02/01/10 ...........................................................................         696,045
   1,040,000    Dilworth ISD No. 147, MBIA Insured, 6.00%, 02/01/15 ...........................................       1,050,920
   1,940,000    Dover and Eyota ISD No. 533 GO, AMBAC Insured, 7.25%, 02/01/20 ................................       2,011,761
                Duluth EDA, Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured,
   2,880,000        6.20%, 11/01/12 ...........................................................................       2,978,294
   5,405,000        6.30%, 11/01/22 ...........................................................................       5,563,961
   1,120,000        Pre-Refunded, 6.20%, 11/01/12 .............................................................       1,207,461
   2,125,000        Pre-Refunded, 6.30%, 11/01/22 .............................................................       2,305,030
   3,000,000    Duluth EDA, Hospital Facilities Revenue, St. Lukes Hospital, Series A, Connie Lee Insured, 6.40%,
                 05/01/12......................................................................................       3,075,900
   3,500,000    Duluth EDA, Tax Increment Revenue, Refunding, MBIA Insured, 7.25%, 08/01/08 ...................       3,724,875
   4,420,000    Eagan MFMR, Refunding, Forest Ridge Apartments, BIG Insured, 7.50%, 03/01/27 ..................       4,596,181
                Eden Prairie ISD No. 272, Series A,
   4,980,000        CGIC Insured, 5.75%, 02/01/15 .............................................................       4,962,869
   1,000,000        FGIC Insured, 5.45%, 02/01/08 .............................................................       1,002,260
   2,000,000    Eden Prairie, Olympic Ridge, Series A, GNMA Secured, 6.25%, 01/20/31 ..........................       2,014,380
     500,000    Eden Valley ISD No. 463, CGIC Insured, 6.60%, 02/01/16 ........................................         539,905
                Elk River ISD No. 728 GO, CGIC Insured,
   4,000,000        6.40%, 02/01/22 ...........................................................................       4,281,680
     650,000        Series A, 7.00%, 02/01/11 .................................................................         694,395
   1,345,000    Eveleth EDA, Housing Development, MBIA Insured, 5.80%, 07/01/25 ...............................       1,308,187
   1,500,000    Faribault ISD No. 656, 5.75%, 06/01/15 ........................................................       1,494,735
                Farmington ISD No. 192 GO,
   4,000,000        School Building, AMBAC Insured, 5.125%, 02/01/15 ..........................................       3,705,280
   4,000,000        Series A, FSA Insured, 5.30%, 06/01/20 ....................................................       3,728,920
   2,180,000    Ham Lake, Anoka County Housing, MBIA Insured, 6.10%, 01/01/26 .................................       2,201,364
                Hibbing Health Care Facilities Revenue, The Duluth Clinic, Ltd., FSA Insured,
$  3,455,000        5.50%, 11/01/16 ...........................................................................     $ 3,304,777
   9,300,000        5.00%, 11/01/25 ...........................................................................       7,912,998
   4,030,000    Kenyon Wanamingo ISD No. 2172, MBIA Insured, 6.00%, 02/01/22 ..................................       4,082,753
                Lake of the Woods, ISD No. 390, School Building, AMBAC Insured,
     325,000        7.40%, 02/01/18 ...........................................................................         345,098
     350,000        7.40%, 02/01/19 ...........................................................................         371,644
     375,000        7.40%, 02/01/20 ...........................................................................         398,190
                Lakeville ISD No. 194,
   5,325,000        Crossover Refunding, Series C, MBIA Insured, 5.125%, 02/01/13 .............................       5,001,134
   1,000,000        FGIC Insured, 5.40%, 02/01/13 .............................................................         972,390
   3,255,000        FGIC Insured, 5.60%, 02/01/18 .............................................................       3,144,623
     500,000        Series A, FGIC Insured, 7.00%, 02/01/14 ...................................................         529,690
   2,105,000        Series C, FGIC Insured, 6.70%, 02/01/12 ...................................................       2,215,723
                Marshall County Utility Revenue, CGIC Insured,
     750,000        5.375%, 01/01/14 ..........................................................................         716,175
     825,000        5.375%, 01/01/15 ..........................................................................         782,117
   1,565,000    Menahga ISD No. 821, GO, AMBAC Insured, 6.25%, 02/01/18 .......................................       1,671,827
   2,100,000    Minneapolis CDA, Tax Increment Revenue, Series 1990, MBIA Insured, 7.00%, 03/01/01 ............       2,295,174
     900,000    Minneapolis CDA and St. Paul Housing and Redevelopment Authority, Health Care Facilities
                 Revenue, Carondelet Community Hospitals, Inc., Series B, BIG Insured, Pre-Refunded, 8.875%,
                 11/01/15......................................................................................       1,181,844
                Minneapolis Hospital Facilities Revenue,
   1,475,000        LifeSpan, Inc., Series 1987-A, Pre-Refunded, 8.125%, 04/01/07 .............................       1,538,971
   4,450,000        LifeSpan, Inc., Series 1987-A, Pre-Refunded, 8.125%, 04/01/17 .............................       4,642,997
     600,000        Refunding, Fairview Hospital and Healthcare, Series A, MBIA Insured, 6.50%, 01/01/11 ......         639,156
   7,815,000        Refunding, Fairview Hospital and Healthcare, Series B, MBIA Insured, 6.70%, 01/01/17 ......       8,310,315
     700,000        Refunding, LifeSpan, Inc., Series 1987-B, Pre-Refunded, 9.125%, 12/01/14 ..................         756,462
     915,000        Refunding, LifeSpan, Inc., Series 1988-A, Pre-Refunded, 7.875%, 12/01/14 ..................         975,701
   5,000,000    Minneapolis St. Paul School District No. 001, Series A, MBIA Insured, 5.90%, 02/01/17 .........       5,010,350
                Minneapolis St. Paul Housing Finance Board, SFMR, GNMA Secured,
   3,460,000        Phase VI, Series A, 8.30%, 08/01/21 .......................................................       3,488,856
     875,000        Series A, 8.375%, 11/01/17 ................................................................         912,695
     505,000        Series C, 8.875%, 11/01/18 ................................................................         526,053
                Minneapolis-St. Paul Housing and Redevelopment Authority, Health Care System Revenue, Series A,
                 MBIA Insured,
  10,390,000        7.40%, 08/15/11 ...........................................................................      11,447,183
   3,950,000        6.75%, 08/15/14 ...........................................................................       4,215,559
   3,000,000    Minnesota State GO, Refunding, MBIA Insured, 5.40%, 08/01/09 ..................................       2,958,750
   2,000,000    Minnesota State HFA, Housing Development, MFMR, Series 1988-A, FGIC Insured, 7.80%, 08/01/18 ..       2,040,280
   1,000,000    Minnesota State HFA, MFHR, Series 1977-A, FGIC Insured, 6.375%, 02/01/20 ......................       1,004,290
                Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured,
   1,500,000        5.90%, 08/01/15 ...........................................................................       1,486,410
   3,200,000        5.95%, 02/01/18 ...........................................................................       3,169,216
   3,810,000        6.00%, 02/01/22 ...........................................................................       3,794,951
                Minnesota State HFA, SFMR,
   2,175,000        Series 1986-B, FGIC Insured, 7.25%, 07/01/06 ..............................................       2,220,153
     635,000        Series 1986-B, FGIC Insured, 7.25%, 07/01/16 ..............................................         641,337
     375,000        Series 1986-C, FGIC Insured, 7.00%, 07/01/16 ..............................................         378,281
     710,000        Series 1987-A, FGIC Insured, 8.50%, 02/01/17 ..............................................         730,618
     205,000        Series 1987-D, FGIC Insured, 8.80%, 07/01/16 ..............................................         215,334
   2,810,000        Series 1989-A, FGIC Insured, 8.00%, 07/01/29 ..............................................       2,949,404
   3,605,000        Series 1989-D, AMBAC Insured, 7.30%, 07/01/09 .............................................       3,763,079
                Minnesota State HFA, SFMR, (cont.)
$  1,500,000        Series 1992-I, MBIA Insured, 6.25%, 01/01/15 ..............................................     $ 1,526,085
   1,500,000        Series 1994-F, MBIA Insured, 6.30%, 07/01/25 ..............................................       1,528,395
   2,750,000        eSeries G, AMBAC Insured, 6.25%, 07/01/26 .................................................       2,769,663
   3,940,000    Minnesota State Higher Educational Facilities Authority Revenue, Series 3, Connie Lee Insured,
                 6.50%, 01/01/17 ..............................................................................       4,115,566
                Minnetonka MFHR,
     350,000        Cedar Hills East Project, FGIC Insured, 7.40%, 12/01/07 ...................................         367,234
   1,000,000        Cedar Hills East Project, FGIC Insured, 7.50%, 12/01/27 ...................................       1,013,100
   2,720,000        Refunding, Brier Creek Project, Series A, GNMA Secured, 6.45%, 06/20/24 ...................       2,770,837
                Monticello ISD No. 882 GO, Series 1991, CGIC Insured, 6.80%,
     750,000        02/01/06 ..................................................................................         791,145
   1,310,000        02/01/07 ..................................................................................       1,381,867
                New Hope MFR, Refunding, North Ridge, Series A, GNMA Secured,
     450,000        6.05%, 01/01/17 ...........................................................................         449,429
   5,470,000        6.20%, 01/01/31 ...........................................................................       5,385,324
   2,000,000    North St. Paul ISD No. 622, Maplewood, Series A, MBIA Insured, Pre-Refunded, 7.10%, 02/01/19 ..       2,282,280
   5,475,000    Northeast Metropolitan ISD No. 916, CGIC Insured, 5.80%, 01/01/16 .............................       5,481,625
                Northern Municipal Power Agency, Minnesota, Electric System Revenue,
  11,900,000        Refunding, Series A, AMBAC Insured, 6.00%, 01/01/19 .......................................      11,919,159
   4,200,000        Refunding, Series A, AMBAC Insured, 6.00%, 01/01/20 .......................................       4,206,762
   3,500,000        Refunding, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 01/01/17 .........................       3,783,290
   9,500,000        Refunding, Series A, AMBAC Insured, Pre-Refunded, 7.40%, 01/01/18 .........................      10,300,090
   4,000,000        Refunding, Series A, MBIA Insured, 6.00%, 01/01/20 ........................................       4,006,440
   7,500,000        Refunding, Series B, AMBAC Insured, 5.50%, 01/01/18 .......................................       7,103,175
   1,500,000        Series B, AMBAC Insured, Pre-Refunded, 7.40%, 01/01/18 ....................................       1,626,330
   8,090,000        Series C, AMBAC Insured, 6.125%, 01/01/20 .................................................       8,223,404
   2,000,000    Northfield College Facility Revenue, St. Olaf College Project, BIG Insured, Pre-Refunded, 8.00%,
                 10/01/18......................................................................................       2,148,400
   3,350,000    Owatonna Public Utilities Commission, Public Utilities Revenue, Refunding, Series A, AMBAC Insured,
                 5.45%, 01/01/16 ..............................................................................       3,210,741
   2,500,000    Perham ISD No. 549, CGIC Insured, 5.375%, 02/01/14 ............................................       2,384,375
                Plymouth Health Facilities Revenue, Westhealth Project, Series A, CGIC Insured,
   1,600,000        6.25%, 06/01/16 ...........................................................................       1,633,712
   1,815,000        6.125%, 06/01/24 ..........................................................................       1,827,342
   7,205,000    Princeton Hospital Revenue, Fairview Hospital and Healthcare, Series C, MBIA Insured, 6.25%,
                 01/01/21 .....................................................................................       7,404,074
                Princeton ISD No. 477, Mille Lacs County,
   1,000,000        Refunding, FGIC Insured, 6.30%, 02/01/17 ..................................................       1,043,360
   2,540,000        Series A, CGIC Insured, 5.375%, 02/01/17 ..................................................       2,417,496
                Puerto Rico Commonwealth Public Improvement GO,
   3,000,000        MBIA Insured, 6.50%, 07/01/23 .............................................................       3,196,050
  10,000,000        Series 1989-A, FGIC Insured, Pre-Refunded, 7.375%, 07/01/04 ...............................      10,935,600
   1,665,000    Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ...............       1,748,200
   1,300,000    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 07/01/14 ...................       1,403,792
   2,600,000    Puerto Rico PBA, Public Education and Health Facilities, Series M, AMBAC Insured, 5.75%,
                 07/01/15 .....................................................................................       2,573,220
                Robbinsdale Hospital Revenue, North Memorial Medical Center Project, AMBAC Insured,
   6,450,000        Refunding, Pre-Refunded, 7.375%, 01/01/19 .................................................       6,989,672
   2,000,000        Refunding, Series A, 5.45%, 05/15/13 ......................................................       1,925,580
   7,875,000        eSeries B, 5.50%, 05/15/23 ................................................................       7,413,131
     400,000    Rochester Hospital Facilities Revenue, Rochester Methodist Hospital Project, Refunding, FGIC Insured,
                 Pre-Refunded, 8.75%, 06/01/05 ................................................................         414,040
                Roseville ISD No. 623, Series A,
$  1,200,000        CGIC Insured, 5.80%, 02/01/19 .............................................................     $ 1,195,452
   2,470,000        CGIC Insured, 5.85%, 02/01/24 .............................................................       2,459,799
   4,260,000        CGIC Insured, 6.00%, 02/01/25 .............................................................       4,349,843
   1,250,000        FGIC Insured, 6.00%, 02/01/23 .............................................................       1,268,313
   1,750,000    Shakopee Public Utilities Commission Revenue, AMBAC Insured, 5.60%, 08/01/18 ..................       1,704,675
   2,080,000    South Washington County ISD No. 833, Refunding, Series A, FGIC Insured, 6.125%, 06/01/10 ......       2,111,720
                Southern Minnesota Municipal Power Agency, Power Supply System Revenue,
   5,000,000        Refunding, Series B, AMBAC Insured, 6.00%, 01/01/16 .......................................       5,025,450
   2,500,000        Series A, AMBAC Insured, 6.00%, 01/01/13 ..................................................       2,515,300
   2,250,000        Series A, AMBAC Insured, 5.75%, 01/01/18 ..................................................       2,214,495
   1,000,000        Series A, FGIC Insured, 5.75%, 01/01/18 ...................................................         984,220
   5,975,000        Series A, MBIA Insured, 5.00%, 01/01/12 ...................................................       5,533,567
  12,500,000        Series A, MBIA Insured, 6.00%, 01/01/13 ...................................................      12,576,526
   8,865,000        Series A, MBIA Insured, 5.75%, 01/01/18 ...................................................       8,725,110
   1,370,000        Series A, MBIA Insured, Pre-Refunded, 5.75%, 01/01/18 .....................................       1,382,481
   1,000,000        Series C, AMBAC Insured, 5.00% 01/01/17 ...................................................         891,990
                St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, AMBAC Insured,
   2,000,000        Refunding, Series 1990-C, AMBAC Insured, Pre-Refunded, 7.00%, 07/01/07 ....................       2,230,960
   1,350,000        Refunding, Series 1990-C, AMBAC Insured, Pre-Refunded, 6.75%, 07/01/15 ....................       1,491,480
   2,165,000        Refunding, Series A, 5.00%, 07/01/15 ......................................................       1,963,395
   8,000,000        Series 1990-B, Pre-Refunded, 7.00%, 07/01/20 ..............................................       8,905,520
                St. Francis ISD No. 015, Series A, CGIC Insured,
   1,500,000        6.35%, 02/01/13 ...........................................................................       1,598,220
   5,465,000        6.375%, 02/01/16 ..........................................................................       5,791,534
                St. Louis Park Health Care Facilities Revenue, Healthsystem of Minnesota-Obligated Group, Series A,
                 Refunding, AMBAC Insured, 5.20%,
   1,000,000        07/01/16 ..................................................................................         911,120
   9,250,000        07/01/23 ..................................................................................       8,245,913
                St. Louis Park Hospital Facilities Revenue, Refunding, Methodist Hospital Project, AMBAC Insured,
   1,000,000        Series 1985-A, 7.25%, 07/01/15 ............................................................       1,097,530
   4,500,000        Series 1985-C, Pre-Refunded, 7.25%, 07/01/18 ..............................................       4,985,505
     440,000        Series 1990-A, 7.20%, 07/01/03 ............................................................         482,156
     500,000        Series 1990-A, 7.30%, 07/01/05 ............................................................         554,810
   4,115,000        Series 1990-A, 7.25%, 07/01/08 ............................................................       4,516,336
   1,350,000        Series 1990-C, Pre-Refunded, 7.25%, 07/01/08 ..............................................       1,495,652
   3,840,000    St. Louis Park MFHR, Rental Community Housing and Service Corp. Project, FHA Mortgage Insured,
                 FGIC Insured, Pre-Refunded, 7.375%, 12/01/28 .................................................       4,012,877
   1,000,000    St. Paul Housing and Redevelopment Authority Hospital Revenue, St. Paul-Ramsey Medical Center
                 Project, AMBAC Insured, 5.50%, 05/15/13 ......................................................         958,810
   5,105,000    St. Paul Housing and Redevelopment Authority Parking Revenue, Series A, CGIC Insured, 5.75%,
                 08/01/13 .....................................................................................       5,023,422
     405,000    St. Paul Housing and Redevelopment Authority Revenue, Tax Increment, AMBAC Insured,
                 Pre-Refunded, 7.30%, 09/01/03 ................................................................         413,100
                St. Paul ISD No. 625, Series C, MBIA Insured,
   1,075,000        6.10%, 02/01/14 ...........................................................................       1,099,962
     500,000        6.10%, 02/01/15 ...........................................................................         517,095
   3,500,000        5.75%, 02/01/16 ...........................................................................       3,487,610
                St. Paul Port Authority, IDR,
     190,000        Series 1985-K, FGIC Insured, 9.50%, 12/01/14 ..............................................         194,264
       5,000        Series K, 9.50% , 12/01/01 ................................................................           5,101
       5,000        Series K, 9.50%, 12/01/02 .................................................................           5,105
   8,000,000    St. Paul Sewer Revenue, Series A, AMBAC Insured, 8.00%, 12/01/08 ..............................       8,661,520
$  3,645,000    Stearns County Housing and Redevelopment Authority Lease Revenue, Refunding, Administration
                 Building Project, AMBAC Insured, 7.00%, 02/01/11 .............................................     $ 3,785,405
   2,990,000    Stillwater ISD No. 834, GO, MBIA Insured, 5.75%, 02/01/15 .....................................       2,966,349
   2,915,000    Virginia, Governmental Housing Project, Refunding, MBIA Insured, 5.90%, 02/01/26...............       2,919,460
                Waconia ISD No. 110, Carver County, Series A,
   1,500,000        FGIC Insured, 6.35%, 02/01/11 .............................................................       1,580,820
     630,000        Refunding, CGIC Insured, 5.25%, 02/01/10 ..................................................         606,495
   3,150,000    Wadena ISD No. 819, Refunding, AMBAC Insured, 5.60%, 02/01/20 .................................       3,038,427
   3,000,000    Washington County Housing and Redevelopment Authority, Jail Facility Revenue, MBIA Insured,
                 Unlimited Tax, Pre-Refunded, 7.00%, 02/01/12 .................................................       3,307,770
     175,000    Washington County SFRMR, Housing and Redevelopment Authority, City of Cottage Grove,
                 GNMA Secured, Series 1986, FGIC Insured, 7.60%, 12/01/11 .....................................         175,231
                Western Minnesota Municipal Power Agency, Power Supply Revenue, Refunding, Series A,
   1,090,000        AMBAC Insured, Pre-Refunded, 7.00%, 01/01/13 ..............................................       1,122,580
   7,000,000        MBIA Insured, Pre-Refunded, 6.875%, 01/01/09 ..............................................       7,206,430
   5,425,000        MBIA Insured, 5.50%, 01/01/15 .............................................................       5,260,134
   2,000,000        Western Minnesota Municipal Power Agency, Transmission Project Revenue, Refunding,
                 AMBAC Insured, 6.75%, 01/01/16 ...............................................................       2,124,840
                                                                                                                     -----------
                      Total Long Term Investments (Cost $472,048,338)..........................................     487,013,328
                                                                                                                     -----------
               aShort Term Investments
     100,000    Beltrami County Environmental Control Revenue, Northwood Panelboard Co. Project, Daily VRDN and
                 Put, 3.80%, 12/01/21 .........................................................................         100,000
                                                                                                                     -----------
                      Total Short Term Investments (Cost $100,000).............................................         100,000
                                                                                                                     -----------
                          Total Investments (Cost $472,148,338)  100.4%........................................     487,113,328
                          Other Assets and Liabilities, Net  (.4%).............................................      (1,976,332)
                                                                                                                     -----------
                          Net Assets  100.0%...................................................................    $485,136,996
                                                                                                                     ===========


                At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $472,149,332 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost...............................................................    $ 18,471,072
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ..............................................................      (3,507,076)
                                                                                                                     -----------
                  Net unrealized appreciation..................................................................    $ 14,963,996
                                                                                                                     ===========



PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CDA      - Community Development Agency
CGIC     - Capital Guaranty Insurance Co.
EDA      - Economic Development Authority
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority
FSA      - Financial Security Assurance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Agency/Authority

HFC      - Housing Finance Corp.
IDR      - Industrial Development Revenue
ISD      - Independent School District
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
PBA      - Public Building Authority
SFMR     - Single Family Mortgage Revenue
SFRMR    - Single Family Residential Mortgage Revenue
SPL      - Special






aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate). eSee note 1(i) regarding securities purchased on a when-issued basis.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


     Face                                                                                                              Value
    Amount      Franklin Ohio Insured Tax-Free Income Fund                                                           (Note 1)
   ----------------------------------------------------------------------------------------------------------------------------
                Long Term Investments  98.3%
                Akron Bath Copley Joint Township Hospital District Revenue, AMBAC Insured,
$  1,000,000      Akron General Medical Center Project, 6.50%, 01/01/11 .......................................     $ 1,043,500
   5,000,000      Akron General Medical Center Project, 6.50%, 01/01/19 .......................................       5,228,200
   2,000,000      Children's Hospital Medical Center, Pre-Refunded, 7.45%, 11/15/20 ...........................       2,250,500
     500,000    Akron GO, Limited Tax, FGIC Insured, 7.50%, 09/01/05 ..........................................         573,995
   1,000,000    Akron Waterworks System First Mortgage Revenue, FGIC Insured, 6.00%, 03/01/14 .................       1,023,210
   1,250,000    Allen County, Refunding, AMBAC Insured, 5.30%, 12/01/15 .......................................       1,173,850
   1,200,000    Allen County Sewer Revenue, MBIA Insured, 5.70%, 12/01/13 .....................................       1,199,880
                Archbold Area Local School District GO,
   2,000,000      AMBAC Insured, 6.00%, 12/01/21 ..............................................................       2,039,760
     600,000      Refunding, MBIA Insured, 5.90%, 12/01/11 ....................................................         605,304
   1,075,000    Aurora City School District GO, Refunding and Improvement, FGIC Insured, 5.80%, 12/01/16 ......       1,068,550
   2,500,000    Avon Local School District, AMBAC Insured, 6.00%, 12/01/20 ....................................       2,530,300
   8,375,000    Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 ...........................       8,180,616
   2,000,000    Bellefontaine School District GO, Unlimited Tax, AMBAC Insured, Pre-Refunded, 7.125%, 12/01/11        2,246,300
     500,000    Belmont County Correctional Facility, MBIA Insured, 5.85%, 12/01/16 ...........................         498,770
     500,000    Berne and Union Local School District, Series A, AMBAC Insured, 5.40%, 12/01/11 ...............         491,295
   1,450,000    Big Walnut Local School District, Delaware County Construction and Improvement, AMBAC Insured,
                 6.625%, 12/01/15 .............................................................................       1,542,989
   2,295,000    Brunswick City School District, AMBAC Insured, 6.90%, 12/01/12 ................................       2,475,984
   1,000,000    Butler County GO, AMBAC Insured, 5.75%, 12/01/16 ..............................................         997,520
                Butler County Hospital Facilities Revenue, FGIC Insured,
   2,150,000      Refunding and Improvement, Middletown Regional Hospital, 6.75%, 11/15/10 ....................       2,332,772
   1,400,000      Series 1985-A, Pre-Refunded, 9.30%, 11/01/15 ................................................       1,484,154
                Butler County Waterworks Revenue, AMBAC Insured,
     790,000      6.35%, 12/01/08 .............................................................................         839,209
     500,000      6.40%, 12/01/12 .............................................................................         528,660
   1,000,000      5.45%, 12/01/16 .............................................................................         960,820
     400,000    Cardington and Lincoln Local School District, MBIA Insured, 6.60%, 12/01/14 ...................         424,712
   1,200,000    Celina Wastewater System Mortgage Revenue, FGIC Insured, 6.55%, 11/01/16 ......................       1,260,456
   2,265,000    Centerville GO, Capital Facilities, MBIA Insured, 5.65%,12/1/18................................       2,228,171
     675,000    Chillicothe GO, Limited Tax, AMBAC Insured, 6.05%, 12/01/12 ...................................         694,015
   1,000,000    Chillicothe Sanitary Sewer System First Mortgage Revenue, BIG Insured, Pre-Refunded, 7.65%,
                 12/01/08 .....................................................................................       1,096,380
                Clermont County Hospital Facilities Revenue, Mercy Health System, Refunding, Provine of Cincinnati,
                 Pre-Refunded, AMBAC Insured,
     515,000      Series A, 7.50%, 09/01/19 ...................................................................         579,190
   1,735,000      Series A, 7.50%, 09/01/19 ...................................................................       1,916,099
   1,750,000      Series B, 6.00%, 09/01/19 ...................................................................       1,763,265
   1,500,000    Clermont County Road Improvement GO, AMBAC Insured, Pre-Refunded, 7.125%, 09/01/11 ............       1,663,350
   4,280,000    Clermont County Sewer System Revenue,AMBAC Insured, Pre-Refunded, 7.10%, 12/01/15 .............       4,696,487
  11,000,000    Clermont County Waterworks Revenue, Refunding, AMBAC Insured, 5.80%, 12/01/18 .................      10,890,330
                Cleveland Airport Systems Revenue, FGIC Insured,
   3,000,000      Series A, FGIC Insured, 6.25%, 01/01/20 .....................................................       3,082,800
     985,000      Series B, 6.00%, 01/01/14 ...................................................................       1,001,056
   1,450,000      Series B, FGIC Insured, 6.10%, 01/01/24 .....................................................       1,485,032
   2,000,000    Cleveland GO, Series 1994, MBIA Insured, 6.70%, 11/15/18 ......................................       2,146,400
                Cleveland Waterworks First Mortgage Revenue,
   2,000,000      Refunding, Series F, AMBAC Insured, 6.25%, 01/01/16 .........................................       2,066,100
   2,100,000      Refunding and Improvement, Series H, MBIA Insured, 5.75%, 01/01/26 ..........................       2,039,016
   1,000,000      Series F-92, AMBAC Insured, 6.25%, 01/01/15 .................................................       1,033,050
   1,000,000    Clinton-Massie Local School District, Refunding, Issue I, AMBAC Insured, 7.50%, 12/01/11 ......       1,126,340
$  1,360,000    Columbus City School District GO, Renovation and Improvement, FGIC Insured, Pre-Refunded, 6.65%,
                 12/01/12 .....................................................................................     $ 1,516,713
     975,000    Columbus GO, Limited Tax, FGIC Insured, 9.50%, 04/15/03 .......................................       1,227,467
   1,530,000    Coshocton Sewer System GO, AMBAC Insured, 6.50%, 12/01/12 .....................................       1,626,971
   1,650,000    Crestview Local School District GO, Construction and Improvement, AMBAC Insured, 6.65%, 12/01/14      1,759,544
     100,000    Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04 ...............................         125,724
                Cuyahoga County Hospital Revenue,
  10,200,000      Metro Health System Project, MBIA Insured, 6.00%, 02/15/19 ..................................      10,268,748
   2,685,000      Mt. Sinai Medical Center, AMBAC Insured, Pre-Refunded, 6.625%, 11/15/21 .....................       2,973,208
   1,500,000      Refunding, Fairview General Hospital Project, AMBAC Insured, Pre-Refunded, 5.50%, 08/15/19 ..       1,410,690
   5,360,000      Refunding, University Hospital Health System, Series A, BIG Insured, 6.875%, 01/15/19 .......       5,767,092
                Cuyahoga County Utility System Revenue, Refunding, Medical Center Co. Project, Series B,
                 MBIA Insured,
   1,000,000      5.85%, 08/15/10 .............................................................................       1,013,670
   2,945,000      6.10%, 08/15/15 .............................................................................       2,947,179
   1,395,000    Dayton Water System Mortgage Revenue, Refunding, MBIA Insured, 6.75%, 12/01/10 ................       1,456,157
                Defiance GO, MBIA Insured,
   1,000,000      6.10%, 12/01/14 .............................................................................       1,044,800
     750,000      6.20%, 12/01/20 .............................................................................         789,405
                Delphos Sewer System Revenue, CGIC Insured, Pre-Refunded,
     450,000      7.20%, 09/01/10 .............................................................................         500,220
   1,100,000      7.25%, 09/01/20 .............................................................................       1,224,751
   2,000,000    Dover City School District, AMBAC Insured, 6.25%, 12/01/16 ....................................       2,066,660
   1,625,000    Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19 ........................       1,648,400
   1,100,000    Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13 ..............................       1,129,502
   5,735,000    Dublin City School District, AMBAC Insured, 6.20%, 12/01/19 ...................................       5,947,482
   1,390,000    Fairborn GO, Limited Tax, Series 1991, MBIA Insured, 7.00%, 10/01/11 ..........................       1,535,297
   1,000,000    Fairfield City School District GO, FGIC Insured, 6.00%, 12/01/20 ..............................       1,015,470
   2,500,000    Fostoria City School District GO, AMBAC Insured, 6.70%, 12/01/16 ..............................       2,674,125
   5,000,000    Franklin County Convention Facility Authority, Tax and Lease Revenue, Anticipation Bonds,
                 MBIA Insured, Pre-Refunded, 7.00%, 12/01/19 ..................................................       5,545,500
   2,000,000    Franklin County Hospital Revenue, Refunding and Improvement,Riverside United Hospital,
                 MBIA Insured, 7.25%, 05/15/20 ................................................................       2,138,360
   5,150,000    Granville Exempted Village School District, Unlimited Tax, AMBAC Insured, Pre-Refunded, 7.15%,
                 12/01/15 .....................................................................................       5,880,940
   2,100,000    Green County Water System Revenue, Series A, FGIC Insured, 6.125%, 12/01/21 ...................       2,144,688
                Green Local School District GO, Summit County, FGIC Insured,
   2,800,000      5.875%, 12/01/14 ............................................................................       2,820,048
   5,150,000      5.90%, 12/01/19 .............................................................................       5,176,935
                Hamilton City Electric System Mortgage Revenue, FGIC Insured,
  18,450,000      Refunding, Series A, 6.00%, 10/15/23 ........................................................      18,637,083
   2,340,000      Series B, 6.30%, 10/15/22 ...................................................................       2,429,996
   9,500,000      Series B, Pre-Refunded, 8.00%, 10/15/22 .....................................................      10,401,455
   2,000,000    Hamilton County Health Care System Revenue, Refunding, Sisters of Charity, Good Samaritan Hospital,
                 MBIA Insured, Pre-Refunded, 7.625%, 08/01/12 .................................................       2,162,180
                Hamilton County Hospital Facilities Revenue,
     990,000      Christ Hospital, Series 1987, FGIC Insured, Pre-Refunded, 8.375%, 01/01/07 ..................       1,063,003
   3,650,000      Refunding, Bethesda Hospital, Series A, AMBAC Insured, 6.25%, 01/01/12 ......................       3,800,818
   3,010,000    Hamilton County Sewer System Revenue, Series A, Refunding, FGIC Insured, 6.05%, 12/01/15 ......       3,081,156
   3,040,000    Hamilton Wastewater System Revenue. Series A, FSA Insured, 5.90%, 10/15/21 ....................       3,004,462
   4,665,000    Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 .................       4,851,273
     500,000    Hillard School District, Refunding, FGIC Insured, 6.55%, 12/01/05 .............................         554,390
                Hudson Local School District,
$  2,750,000      Refunding, FGIC Insured, 5.60%, 12/15/14 ....................................................     $ 2,694,313
   3,350,000      Series A, FGIC Insured, Pre-Refunded, 7.10%, 12/15/13 .......................................       3,730,828
   1,000,000    Indian Lake Local School District GO, Construction and Improvement, FGIC Insured, 5.375%, 12/01/23      930,450
   1,000,000    Indian Valley Local School District GO, AMBAC Insured, 5.75%, 12/01/19 ........................         988,530
                Jackson Local School District, Stark and Summit Counties School Building, Construction and
                 Improvement, MBIA Insured,
   2,750,000      5.40%, 12/01/13 .............................................................................       2,680,535
   3,560,000      5.50%, 12/01/21 .............................................................................       3,428,102
     500,000    Jackson Waterworks Revenue, AMBAC Insured, 5.60%, 12/01/18 ....................................         485,110
   1,195,000    Kent State University Revenues, AMBAC Insured, 6.45%, 05/01/12 ................................       1,261,227
   1,000,000    Kettering City School District, FGIC Insured, 5.25%, 12/01/22 .................................         912,450
                Lake County Hospital Improvement Revenue, Lake Hospital System, Inc., Series B and C,
                 AMBAC Insured,
   1,940,000      7.875%, 01/01/05 ............................................................................       1,998,957
   2,185,000      Pre-Refunded, 8.00%, 01/01/13 ...............................................................       2,250,528
   1,000,000    Lake Local School District, Stark County, AMBAC Insured, 6.25%, 12/01/09 ......................       1,059,590
   3,200,000    Lakota Local District GO, AMBAC Insured, 6.125%, 12/01/17 .....................................       3,277,824
                Liberty Benton Local School District, AMBAC Insured,
   2,000,000      6.00%, 12/01/15 .............................................................................       2,041,180
   2,045,000      6.10%, 12/01/19 .............................................................................       2,086,882
                Lucas County GO, Limited Tax, FGIC Insured, 8.00%,
     120,000      12/01/06 ....................................................................................         142,506
     110,000      12/01/08 ....................................................................................         131,735
     120,000      12/01/09 ....................................................................................         144,396
     220,000      12/01/10 ....................................................................................         265,487
                Lucas County Hospital Revenue, MBIA Insured,
   5,000,000      Promedica Healthcare Obligation, Refunding, 5.75%, 11/15/14 .................................       4,949,450
   4,000,000      St. Vincent Medical Center, Series B, Refunding, 5.25%, 08/15/20 ............................       3,611,840
   4,140,000      St. Vincent Medical Center, Series C, 5.25%, 08/15/22 .......................................       3,723,930
   3,200,000      The Toledo Hospital, Pre-Refunded, 7.50%, 11/15/14 ..........................................       3,482,944
                Mahoning County GO, Bridge Improvement, AMBAC Insured,
   1,500,000      Limited Tax, 7.20%, 12/01/09 ................................................................       1,634,730
   1,500,000      Unlimited Tax, 7.15%, 12/01/04 ..............................................................       1,624,965
                Mahoning County Hospital Facilities Revenue, MBIA Insured,
   5,835,000      Western Reserve Care, 5.50%, 10/15/25 .......................................................       5,458,059
   2,000,000      Youngstown Hospital, Inc. Project, Series B, 7.00%, 10/15/08 ................................       2,158,600
   2,500,000    Mansfield Hospital Improvement Revenue, Mansfield General Hospital Project, AMBAC Insured,
                 6.70%, 12/01/09 ..............................................................................       2,687,750
   1,000,000    Marietta City School District, Series B, AMBAC Insured, 5.75%, 12/01/07 .......................       1,030,300
     500,000    Marietta Sewer System Mortgage Revenue, BIG Insured, 7.50%, 11/01/07 ..........................         526,665
   1,000,000    Marysville Exempted Village School District GO, MBIA Insured, 5.75%, 12/01/23 .................         982,340
                Marysville Water Systems, Refunding, AMBAC Insured,
   1,000,000      5.40%, 12/01/13 .............................................................................         945,220
   1,500,000      5.50%, 12/01/18 .............................................................................       1,415,430
   1,935,000    Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19 ....................................       1,969,095
                Massillon City School District GO, AMBAC Insured, Pre-Refunded,
   1,500,000      Series 1, 7.10%, 12/01/11 ...................................................................       1,645,965
   1,000,000      Unlimited Tax, 7.20%, 12/01/11 ..............................................................       1,116,720
   2,755,000    Maumee Hospital Revenue, Refunding, Saint Luke's Hospital Project, AMBAC Insured, 5.80%,
                 12/01/14 .....................................................................................       2,761,033
   3,000,000    Medina City School District, FGIC Insured, 6.20%, 12/01/18 ....................................       3,101,190
                Mentor Exempted Village School District, MBIA Insured,
$  1,000,000      5.375%, 12/01/11 ............................................................................       $ 972,050
   2,000,000      6.625%, 12/01/13 ............................................................................       2,137,700
   2,040,000      Pre-Refunded, 7.40%, 12/01/11 ...............................................................       2,256,791
                Miami County Hospital Facilities Revenue, Upper Valley Medical Center, Nursing Care, Inc.,
     525,000      Series A, BIG Insured, Pre-Refunded, 8.375%, 05/01/13 .......................................         550,536
   1,340,000      Series B, MBIA Insured, 6.50%, 05/01/21 .....................................................       1,398,558
   1,500,000    Middleburg Heights Hospital Revenue, Refunding, Southwest General Health Center, FSA Insured,
                 5.75%, 08/15/21 ..............................................................................       1,453,620
                Montgomery County Hospital Facilities Revenue, Kettering Medical Center Project,
                 MBIA Insured,
  15,000,000      7.40%, 04/01/09 .............................................................................      16,331,400
   2,000,000      5.50%, 04/01/26 .............................................................................       1,862,240
   5,000,000      Pre-Refunded, 7.50%, 04/01/14 ...............................................................       5,472,500
                Montgomery County Revenue, Series A,
   1,600,000      Refunding, Miami Valley Hospital, AMBAC Insured, 6.25%, 11/15/12 ............................       1,661,040
   3,250,000      Refunding, Miami Valley Hospital, AMBAC Insured, 6.25%, 11/15/16 ............................       3,363,230
   1,780,000      Sisters of Charity Health Care, AMBAC Insured, 6.25%, 05/15/14 ..............................       1,844,881
   1,565,000      Sisters of Charity Health Care, MBIA Insured, 6.625%, 05/15/21 ..............................       1,638,258
                Muskingum County GO, AMBAC Insured,
   1,000,000      County Office Building Improvement, 7.20%, 12/01/10 .........................................       1,097,200
   1,695,000      Justice Center Improvement, 6.375%, 12/01/17 ................................................       1,771,461
   1,110,000    New Lexington HDC, Mortgage Revenue, Refunding, Lincoln Park, Series A, MBIA Insured,
                 FHA Insured, 5.85%, 01/01/21 .................................................................       1,091,507
   2,000,000    New Philadelphia City School District, School and Improvement, AMBAC Insured, 6.25%, 12/01/17 .       2,076,280
   1,500,000    New Richmond Exempted Village School District GO, AMBAC Insured, 7.125%, 09/01/09 .............       1,596,105
   1,000,000    Newark Water System, AMBAC Insured, 6.00%, 12/01/18 ...........................................       1,022,650
   3,800,000    North Olmsted GO, AMBAC Insured, 6.25%, 12/15/12 ..............................................       3,974,230
   1,000,000    North Ridgeville GO, AMBAC Insured, 5.125%, 12/01/13 ..........................................         937,310
   2,900,000    North Ridgeville GO, City School District, AMBAC Insured, 6.30%, 12/01/17 .....................       3,026,353
     455,000    Northeast Regional Sewer District Wastewater Revenue, AMBAC Insured, Pre-Refunded, 6.50%,
                 11/15/16 .....................................................................................         497,652
      25,000    Northeast Regional Sewer District Water Resource Revenue, Junior Lien, MBIA Insured, ETM, 9.80%,
                 10/01/96 .....................................................................................          25,107
   1,090,000    Northridge Local School District, Licking, Knox and Del Countirs Improvement, FSA Insured, 5.75%,
                 12/01/18 .....................................................................................       1,088,529
   1,000,000    Northeastern Local School District, Clark County Improvement, FGIC Insured, 5.55%, 12/01/18 ...         968,880
   2,000,000    Northwest Local School District, Scioto County, AMBAC Insured, 7.05%, 12/01/14 ................       2,176,000
   1,000,000    Norwalk Waterworks System Revenue, Series 1990, AMBAC Insured, Pre-Refunded, 7.20%, 04/01/15 ..       1,104,490
                Ohio Capital Corp. for Housing Mortgage Revenue, Refunding, MBIA Insured,
   2,000,000      6.35%, 07/01/22 .............................................................................       2,021,600
   4,215,000      6.90%, 07/01/24 .............................................................................       4,327,878
   3,500,000      Series J, 6.50%, 01/01/25 ...................................................................       3,569,720
   1,625,000      Westview Apartments, Series A, 6.125%, 01/01/15 .............................................       1,645,280
   2,565,000      Westview Apartments, Series A, 6.25%, 01/01/23 ..............................................       2,586,059
     775,000    Ohio HFA, MFHR, Northridge Apartments, FGIC Insured, 10.35%, 12/01/25 .........................         830,374
                Ohio HFA, SFMR, GNMA Secured,
   2,800,000      Series 1988-C, 8.00%, 09/01/08 ..............................................................       2,965,368
   2,625,000      Series 1988-C, 8.125%, 03/01/20 .............................................................       2,750,370
   4,185,000      Series 1989-A, 7.65%, 03/01/29 ..............................................................       4,410,906
   1,090,000      Series 1990-B, 7.40%, 09/01/15 ..............................................................       1,151,596
   1,385,000      Series 1990-C, 7.85%, 09/01/21 ..............................................................       1,469,457
   2,565,000      Series 1990-D, 7.50%, 09/01/13 ..............................................................       2,743,344
                Ohio HFA, SFMR, GNMA Secured, (cont.)
$  3,995,000      Series 1990-I, 7.60%, 09/01/16 ..............................................................     $ 4,245,287
   4,865,000      Series 1991-D, 7.05%, 09/01/16 ..............................................................       5,024,329
                Ohio Municipal Electric Generation Agency, AMBAC Insured,
  13,000,000      Joint Venture, 5.625%, 02/15/16 .............................................................      12,662,390
   7,680,000      Joint Venture 5, Certificates of Beneficial Interest, 5.375%, 02/15/24 ......................       7,134,797
                Ohio State Air Quality Development Authority Revenue,
   4,000,000      Columbus Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20 ...........................       4,156,440
   5,000,000      Refunding, Cincinnati Gas and Electric, MBIA Insured, 5.45%, 01/01/24 .......................       4,644,950
   1,230,000      Refunding, JMG Funding, L.P., AMBAC Insured, 6.375%, 01/01/29 ...............................       1,269,102
  15,245,000      Refunding, JMG Funding, L.P., AMBAC Insured, 6.375%, 04/01/29 ...............................      15,729,639
   1,000,000      Refunding, PCR, FGIC Insured, 7.45%, 03/01/16 ...............................................       1,099,780
   1,000,000      Refunding, PCR, Ohio Edison, Series B, AMBAC Insured, 5.625%, 11/15/29 ......................         942,080
   7,000,000      Refunding, PCR, Pennsylvania Power Co., AMBAC Insured, 6.45%, 05/01/27 ......................       7,273,000
  13,000,000    Ohio State Building Authority, Adult Correctional Facility, Series A, MBIA Insured, 6.125%, 10/01/13 13,478,790
   1,100,000    Ohio State Department of Transportation, COP, Panhandle Rail Line Project, Series A, CGIC Insured,
                 6.50%, 04/15/12 ..............................................................................       1,165,472
                Ohio State Higher Educational Facility Commission Revenue,
   2,500,000      Dayton University Project, FGIC Insured, 7.25%, 12/01/12 ....................................       2,721,675
   1,300,000      Dayton University Project, FGIC Insured, 5.80%, 12/01/14 ....................................       1,300,858
   1,725,000      Dayton University Project, FGIC Insured, 6.75%, 12/01/15 ....................................       1,854,375
   1,135,000      Northern University Project, FGIC Insured, Pre-Refunded, 7.30%, 05/15/10 ....................       1,239,125
   1,000,000      Wittenberg University Project, FGIC Insured, 7.85%, 06/01/07 ................................       1,044,230
   1,500,000      Xavier University Project, MBIA Insured, Pre-Refunded, 7.625%, 11/01/08 .....................       1,607,250
   2,420,000    Ohio State Water Development Authority, PCR Facilities, Refunding, PA Power Co. Project,
                 AMBAC Insured, 6.15%, 08/01/23 ...............................................................       2,475,660
                Ohio State Water Development Authority Revenue,
     140,000      AMBAC Insured, 9.375%, 12/01/18 .............................................................         145,197
   6,250,000      Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21 .........................................       6,254,250
   1,000,000      Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 ...................................         983,700
   4,450,000      Refunding and Improvement, Pure Water, AMBAC Insured, 5.50%, 12/01/11 .......................       4,251,842
   4,000,000      Refunding, Cincinnati Gas, Series A, MBIA Insured, 5.45%, 01/01/24 ..........................       3,736,320
   5,000,000      Refunding, Dayton Power, Series A, AMBAC Insured, 6.40%, 08/15/27 ...........................       5,175,700
   2,000,000      Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ...............................................       2,289,440
                Olentangy Local School District GO,
     375,000      BIG Insured, 7.75%, 12/01/08 ................................................................         456,533
     375,000      BIG Insured, 7.75%, 12/01/09 ................................................................         457,144
     375,000      BIG Insured, 7.75%, 12/01/10 ................................................................         459,191
   1,000,000      MBIA Insured, 6.35%, 12/01/17 ...............................................................       1,048,260
                Olmsted Falls Local School District, FGIC Insured,
   1,000,000      7.05%, 12/15/11 .............................................................................       1,109,370
   1,500,000      5.85%, 12/15/17 .............................................................................       1,507,890
   2,500,000    Orrville Electric System Mortgage Revenue, Refunding, Series A and B, AMBAC Insured, 7.50%,
                 12/01/10 .....................................................................................       2,678,225
   4,100,000    Orrville Sewer System Revenue, Improvement Mortgage, MBIA Insured, 7.875%, 12/01/12 ...........       4,336,447
   1,150,000    Orrville Water Systems Improvement Revenue, MBIA Insured, 6.125%, 12/01/18 ....................       1,182,890
   1,500,000    Ottawa County GO, AMBAC Insured, Catawba Isle, 7.00%, 09/01/11 ................................       1,632,270
   1,950,000    Ottawa County Sewer System Revenue, Refunding, Danbury Project, AMBAC Insured, 5.50%,
                 10/01/14 .....................................................................................       1,893,411
                Painesville Township Local School District GO, Lake County, FGIC Insured,
   3,240,000      5.625%, 12/01/09 ............................................................................       3,232,192
   4,490,000      5.65%, 12/01/15 .............................................................................       4,422,291
   2,000,000    Perrysburg Exempted Village School District, AMBAC Insured, 6.00%, 12/01/15 ...................       2,052,520
$  1,000,000    Pickerington Local School District GO, Refunding, AMBAC Insured, 5.55%. 12/01/07 ..............     $ 1,020,910
   2,000,000    Puerto Rico Commonwealth GO, MBIA Insured, 5.75%, 07/01/24 ....................................       1,977,900
   1,000,000    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series W, FSA Insured,
                 5.50%, 07/01/17 ..............................................................................         959,250
   1,000,000    Puerto Rico Commonwealth Public Improvement, MBIA Insured, Pre-Refunded, 6.50%, 07/01/09 ......       1,101,040
  11,000,000    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 07/01/21 ...................      11,067,320
                Puert Rico Public Buildings Authority Revenue, Guaranteed, Government Facilities, Series A,
                 AMBAC Insured, 5.50%,
   5,000,000      07/01/21 ....................................................................................       4,778,150
   4,130,000      07/0125......................................................................................       3,907,476
   2,700,000    Puerto Rico Public Buildings Authority Revenue, Guaranteed, Public Education and Health Facilities,
                 Refunding, AMBAC Insured, 5.50%, 07/01/21 ....................................................       2,563,272
                Revere Local School District, AMBAC Insured,
   2,000,000      5.25%, 12/01/16 .............................................................................       1,863,020
   1,600,000      6.00%, 12/01/16 .............................................................................       1,630,480
   1,300,000    Reynoldsburg City School District, FGIC Insured, 6.55%, 12/01/17 ..............................       1,369,082
   1,200,000    Rural Lorain County Water Authority, Water Resource Revenue, Refunding, AMBAC Insured,
                 Pre-Refunded, 7.70%, 10/01/08 ................................................................       1,306,488
     600,000    Saint Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11 .................         644,274
     750,000    Saint Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 ...............................         805,343
   2,000,000    Salem GO, AMBAC Insured, 6.50%, 12/01/06 ......................................................       2,194,200
   1,000,000    South Euclid Lyndhurst City School District, FGIC Insured, 5.30%, 12/01/14 ....................         940,860
     700,000    South Range Local School District, MBIA Insured, 6.15%, 12/01/18 ..............................         725,865
                South-Western City School District of Ohio, Franklin and Pickway Counties, FGIC Insured, ETM,
                 7.875%,
     490,000      12/01/03 ....................................................................................         577,230
     550,000      12/01/04 ....................................................................................         654,825
     600,000      12/01/06 ....................................................................................         725,040
     600,000      12/01/07 ....................................................................................         721,002
                SouthWest Regional Water District, Water Revenue, MBIA Insured, 6.00%,
   1,000,000      12/01/15 ....................................................................................       1,013,630
     700,000      12/01/20 ....................................................................................         706,853
   1,125,000    Springboro Water Systems Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/18 ...................       1,061,291
                Springfield City School District, Clark County, AMBAC Insured,
   1,220,000      6.40%, 12/01/12 .............................................................................       1,297,641
   1,000,000      6.60%, 12/01/12 .............................................................................       1,070,090
   2,775,000    Stark County GO, Refunding, AMBAC Insured, 5.70%, 11/15/17 ....................................       2,731,155
   8,500,000    Stark County Sanitary Sewer System Revenue, Series A, MBIA Insured, Pre-Refunded, 7.75%,
                 11/15/18 .....................................................................................       9,295,685
   2,075,000    Steubenville City School District, Series A, AMBAC Insured, 6.20%, 12/01/17 ...................       2,159,058
   1,750,000    Struthers City School District, AMBAC Insured, 6.50%, 12/01/14 ................................       1,866,883
                Summit County GO, Limited Tax, AMBAC Insured,
     630,000      Building Improvement, Pre-Refunded, 8.00%, 12/01/07 .........................................         672,733
     340,000      Capital Improvement, Pre-Refunded, 8.00%, 12/01/07 ..........................................         363,062
   3,530,000      County Jail Improvement, Pre-Refunded, 7.85%, 12/01/08 ......................................       3,872,940
     760,000      Justice Facilities, Pre-Refunded, 8.00%, 12/01/07 ...........................................         811,551
     100,000      Refunding, Series B, Pre-Refunded, 6.95%, 08/01/08 ..........................................         111,099
     400,000      Refunding, Series B, 6.95%, 08/01/08 ........................................................         437,068
     500,000      Refunding, Series B, 6.95%, 08/01/08 ........................................................         560,340
     655,000      Sewer System Improvement, Pre-Refunded, 8.00%, 12/01/07 .....................................         699,429
     475,000      Water System Improvement, Pre-Refunded, 8.00%, 12/01/07 .....................................         507,219
   1,750,000    Sylvania City School District, FGIC Insured, 5.75%, 12/01/22 ..................................       1,735,755
                Toledo GO, Limited Tax,
$  3,715,000      AMBAC Insured, 5.95%, 12/01/15 ..............................................................     $ 3,766,267
   1,000,000      AMBAC Insured, 6.00%, 12/01/16 ..............................................................       1,019,880
     500,000      FGIC Insured, 7.375%, 12/01/00 ..............................................................         545,200
     400,000      FGIC Insured, 7.375%, 12/01/02 ..............................................................         440,436
     650,000      FGIC Insured, 7.375%, 12/01/03 ..............................................................         718,218
     650,000      FGIC Insured, 7.375%, 12/01/04 ..............................................................         727,051
     650,000      FGIC Insured, 7.375%, 12/01/05 ..............................................................         730,756
     625,000      FGIC Insured, 7.375%, 12/01/06 ..............................................................         705,794
   4,500,000      MBIA Insured, 6.50%, 12/01/11 ...............................................................       4,794,390
                Toledo Sewage System Mortgage Revenue, Series 1988-B, MBIA Insured,
   2,320,000      7.75%, 11/15/17 .............................................................................       2,508,570
   3,680,000      Pre-Refunded, 7.75%, 11/15/17 ...............................................................       4,024,485
                Trumbull County Hospital Revenue, FGIC Insured,
   1,000,000      Refunding & Improvement, Series A, 6.25%, 11/15/12 ..........................................       1,043,960
   2,000,000      Refunding, Series B, 6.90%, 11/15/12 ........................................................       2,156,860
   4,000,000    Twinsburg City School District, CGIC Insured, 6.70%, 12/01/11 .................................       4,275,680
                University of Cincinnati, MBIA Insured,
   1,600,000      COP, 6.75%, 12/01/09 ........................................................................       1,719,968
   1,630,000      General Receipt, Series W, 5.85%, 06/01/16 ..................................................       1,638,851
   6,990,000    University of Puerto Rico Revenue, Series M, MBIA Insured, 5.25%, 06/01/25 ....................       6,445,479
                University of Toledo General Receipt,
   2,000,000      FGIC Insured, 5.30%, 06/01/18 ...............................................................       1,849,260
   5,000,000      Refunding, FGIC Insured, Series A, 5.90%, 06/01/20 ..........................................       4,999,450
   5,000,000    Upper Arlington County School District, MBIA Insured, 5.25%, 12/01/22 .........................       4,574,650
   1,000,000    Urbana Wastewater Treatment Plant GO, AMBAC Insured, 7.05%, 12/01/11 ..........................       1,103,440
   1,400,000    Valley Local School District, AMBAC Insured, 7.00%, 12/01/13 ..................................       1,520,834
   1,250,000    Warren County Sewer System Revenue, FGIC Insured, Series A, Pre-Refunded, 7.20%, 12/01/15 .....       1,395,900
   2,000,000    Warren County Waterworks District Revenue, Refunding, FGIC Insured, 5.45%, 12/01/15 ...........       1,919,280
                Warren GO,
   2,415,000      MBIA Insured, 6.65%, 11/01/12 ...............................................................       2,620,468
   1,015,000      Refunding, AMBAC Insured, 5.50%, 11/15/13 ...................................................         989,584
   1,800,000    Wayne Local School District, Warren County, AMBAC Insured, 6.10%, 12/01/24 ....................       1,845,432
   5,000,000    Westerville, Minerva Park and Blendon Joint Township Hospital District Revenue, Refunding,
                 St. Ann's Hospital, Series B, AMBAC Insured, Pre-Refunded, 7.00%, 09/15/12 ...................       5,378,700
   2,000,000    Wilmington City School District, FGIC Insured, 6.30%, 12/01/14 ................................       2,084,580
                Wilmington Sewer System Revenue, Refunding, First Mortgage, MBIA Insured,
   1,085,000      5.20%, 02/15/13 .............................................................................       1,025,336
   1,170,000      5.30%, 02/15/18 .............................................................................       1,095,962
                Wilmington Water Revenue, First Mortgage System, AMBAC Insured,
   1,275,000      5.90%, 06/15/14 .............................................................................       1,274,860
   2,510,000      6.00%, 06/15/21 .............................................................................       2,520,241
     500,000    Woodmore Local School District, Refunding, AMBAC Insured, 5.65%, 12/01/08 .....................         508,585
   8,700,000    Wooster City School District, AMBAC Insured, 6.50%, 12/01/17 ..................................       9,348,411
   2,350,000    Worthington City School District, Refunding, FGIC Insured, 6.375%, 12/01/12 ...................       2,465,841
   2,250,000    Youngstown State University, General Receipts, AMBAC Insured, 6.00%, 12/15/16 .................       2,301,708
                                                                                                                     -----------
                      Total Long Term Investments (Cost $651,822,898) .........................................     678,040,503
                                                                                                                     -----------
                Cuyahoga County Industrial Development Revenue,
$    900,000      Allen Group Inc. Project, Weekly VRDN, 3.4%, 12/01/15 .......................................       $ 900,000
     160,000      S & R Playhouse Realty Co., Wells Fargo Bank, Monthly VRDN, 3.70%, 12/01/09 .................         160,000
                Scioto County Hospital Facilities Revenue, VHA Central Inc., Capital Asset, AMBAC Insured,
                 Weekly VRDN and Put,
     200,000      Series C, 3.30%, 12/01/25 ...................................................................         200,000
     120,000      Series F, 3.30%, 12/01/25 ...................................................................         120,000
                                                                                                                     -----------
                      Total Short Term Investments (Cost $1,380,000)...........................................       1,380,000
                                                                                                                     -----------
                          Total Investments (Cost $653,202,898)  98.5% ........................................     679,420,503
                          Other Assets and Liabilities, Net  1.5%..............................................      10,601,189
                                                                                                                     -----------
                          Net Assets  100.0% ..................................................................    $690,021,692
                                                                                                                     ===========


                At August 30, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $653,202,898 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost ..............................................................    $ 30,827,446
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ..............................................................      (4,609,841)
                                                                                                                     -----------
                  Net unrealized appreciation .................................................................    $ 26,217,605
                                                                                                                     ===========



PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Agency
FSA      - Financial Security Assurance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDC      - Housing Development Corp.
HFA      - Housing Finance Authority/Agency
L.P.     - Limited Partnership
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue






aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
August 31, 1996 (unaudited)

                                                                    Franklin        Franklin                          Franklin
                                                                 Arizona Insured Florida Insured     Franklin       Massachusetts
                                                                    Tax-Free        Tax-Free     Insured Tax-Free Insured Tax-Free
                                                                   Income Fund     Income Fund      Income Fund      Income Fund
                                                                   ___________     ___________      ___________      ___________
Assets:
 Investments in securities:
  At identified cost..........................................     $37,059,557     $68,712,512   $1,587,399,534     $282,293,055
                                                                   ===========     ===========      ===========      ===========
  At value....................................................      37,519,613      69,318,900    1,662,986,743      297,423,239
 Cash.........................................................          94,657         181,373        8,140,396        9,824,436
 Receivables:
  Interest....................................................         407,584       1,264,914       25,978,748        4,363,973
  Investment securities sold..................................              --              --          772,702               --
  Capital shares sold.........................................          34,350          47,260          952,332          123,987
  Prepaid expenses............................................           7,589              --               --               --
                                                                   ___________     ___________      ___________      ___________
      Total assets............................................      38,063,793      70,812,447    1,698,830,921      311,735,635
                                                                   ___________     ___________      ___________      ___________
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery...........................................              --              --        5,271,594               --
   When-issued basis (Note 1).................................              --              --        4,706,324        3,545,021
  Distributions payable to shareholders.......................          53,705          98,285        2,479,655          434,610
  Capital shares repurchased..................................          13,875             960          589,562           30,934
  Distribution fees...........................................           2,894           5,119          210,043           42,826
  Shareholder servicing costs.................................           1,564           2,937           37,885           10,222
  Management fees.............................................             994           9,239          652,629          136,142
 Accrued expenses and other liabilities.......................              --          10,350           91,499           29,102
                                                                   ___________     ___________      ___________      ___________
      Total liabilities.......................................          73,032         126,890       14,039,191        4,228,857
                                                                   ___________     ___________      ___________      ___________
Net assets, at value..........................................     $37,990,761     $70,685,557   $1,684,791,730     $307,506,778
                                                                   ===========     ===========      ===========      ===========
Net assets consist of:
 Undistributed net investment income..........................        $ 95,567        $ 43,375             $ --              $--
 Accumulated distributions in excess of net investment income               --              --         (170,294)        (111,258)
 Net unrealized appreciation on investments...................         460,056         606,388       75,587,209       15,130,184
 Undistributed net realized gain (loss).......................        (545,757)     (1,534,341)         399,830       (2,604,857)
 Class I capital shares.......................................      37,980,895      71,570,135    1,593,128,122      290,256,394
 Class II capital shares......................................              --              --       15,846,863        4,836,315
                                                                   ___________     ___________      ___________      ___________
Net assets, at value..........................................     $37,990,761     $70,685,557   $1,684,791,730     $307,506,778
                                                                   ===========     ===========      ===========      ===========
Class I shares:
 Net assets, at value.........................................     $37,990,761     $70,685,557   $1,669,109,233     $302,714,837
                                                                   ===========     ===========      ===========      ===========
 Shares outstanding...........................................       3,770,903       7,233,754      139,120,866       26,607,452
                                                                   ===========     ===========      ===========      ===========
 Net asset value per share*...................................          $10.07          $ 9.77           $12.00           $11.38
                                                                   ===========     ===========      ===========      ===========
Class II shares:
 Net assets, at value.........................................              --              --      $15,682,497       $4,791,941
                                                                   ===========     ===========      ===========      ===========
 Shares outstanding...........................................              --              --        1,301,725          419,658
                                                                   ===========     ===========      ===========      ===========
 Net asset value per share*...................................              --              --           $12.05           $11.42
                                                                   ===========     ===========      ===========      ===========



*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Assets and Liabilities (cont.)
August 31, 1996 (unaudited)

                                                                                  Franklin          Franklin         Franklin
                                                                              Michigan Insured  Minnesota Insured  Ohio Insured
                                                                                  Tax-Free          Tax-Free         Tax-Free
                                                                                 Income Fund       Income Fund      Income Fund
                                                                                 ___________       ___________      __________
Assets:
 Investments in securities:
  At identified cost........................................................   $1,045,519,759      $472,148,338    $653,202,898
                                                                                 ===========       ===========      ==========
  At value..................................................................    1,093,981,677       487,113,328     679,420,503
 Cash.......................................................................          374,795            54,467         235,803
 Receivables:
  Interest..................................................................       19,092,609         5,346,647      11,394,967
  Investment securities sold................................................               --               528              --
  Capital shares sold.......................................................          587,855         1,248,647         660,908
                                                                                 ___________       ___________      __________
      Total assets..........................................................    1,114,036,936       493,763,617     691,712,181
                                                                                 ___________       ___________      __________
Liabilities:
 Payables:
  Investment securities purchased on a when-issued basis....................               --         7,585,645              --
  Distributions payable to shareholders.....................................        1,601,803           682,286         979,245
  Capital shares repurchased................................................          273,350             5,897         255,219
  Distribution fees.........................................................          140,049            57,934          98,661
  Shareholder servicing costs...............................................           50,828            15,919          21,315
  Management fees...........................................................          437,604           202,779         279,692
 Accrued expenses and other liabilities.....................................           20,278            76,161          56,357
                                                                                 ___________       ___________      __________
      Total liabilities.....................................................        2,523,912         8,626,621       1,690,489
                                                                                 ___________       ___________      __________
Net assets, at value........................................................   $1,111,513,024      $485,136,996    $690,021,692
                                                                                 ===========       ===========      ==========
Net assets consist of:
 Undistributed net investment income........................................         $ 48,992         $ 176,547             $--
 Accumulated distributions in excess of net investment income...............               --                --         (74,140)
 Net unrealized appreciation on investments.................................       48,461,918        14,964,990      26,217,605
 Net realized loss..........................................................       (3,443,816)         (247,594)     (2,968,060)
 Class I capital shares.....................................................    1,053,504,512       467,455,167     656,523,339
 Class II capital shares....................................................       12,941,418         2,787,886      10,322,948
                                                                                 ___________       ___________      __________
Net assets, at value........................................................   $1,111,513,024      $485,136,996    $690,021,692
                                                                                 ===========       ===========      ==========
Class I shares:
 Net assets, at value.......................................................   $1,098,695,890      $482,384,134    $679,804,528
                                                                                 ===========       ===========      ==========
 Shares outstanding.........................................................       92,938,756        40,691,684      56,726,562
                                                                                 ===========       ===========      ==========
 Net asset value per share*.................................................           $11.82            $11.85          $11.98
                                                                                 ===========       ===========      ==========
Class II shares:
 Net assets, at value.......................................................     $ 12,817,134       $ 2,752,862    $ 10,217,164
                                                                                 ===========       ===========      ==========
 Shares outstanding.........................................................        1,079,045           231,518         849,366
                                                                                 ===========       ===========      ==========
 Net asset value per share*.................................................           $11.88            $11.89          $12.03
                                                                                 ===========       ===========      ==========



*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Operations
for the six months ended August 31, 1996 (unaudited)

                                                                     Franklin       Franklin                         Franklin
                                                                  Arizona InsuredFlorida Insured    Franklin       Massachusetts
                                                                     Tax-Free       Tax-Free    Insured Tax-Free Insured Tax-Free
                                                                    Income Fund    Income Fund     Income Fund      Income Fund
                                                                    __________      _________      __________       __________
Investment income:
 Interest (Note 1)..............................................    $ 1,094,260    $ 1,973,480      $53,321,403     $ 9,521,627
                                                                    __________      _________      __________       __________
Expenses:
 Management fees (Note 5).......................................        119,112        213,902        3,919,179         808,221
 Distribution fees - Class I (Note 5)...........................         16,088         30,567          631,429         117,478
 Distribution fees - Class II (Note 5)..........................             --             --           37,647          11,646
 Shareholder servicing costs (Note 5)...........................          4,534          9,064          208,529          44,474
 Registration and filing fees...................................          5,298          4,211           35,380           8,593
 Reports to shareholders........................................          4,811          5,857          164,058          28,355
 Custodian fees.................................................          1,497            667            8,030           9,697
 Professional fees..............................................          1,201          1,381           23,208           4,450
 Insurance (Note 1).............................................            586             --            1,483           1,379
 Trustees' fees and expenses....................................            290            453           12,564           2,268
 Other..........................................................          9,907         13,147           97,497          28,631
 Management fees waived by manager (Note 5).....................       (119,112)      (163,233)              --              --
 Other expenses assumed by manager (Note 5).....................         (8,256)            --               --              --
                                                                    __________      _________      __________       __________
      Total expenses............................................         35,956        116,016        5,139,004       1,065,192
                                                                    __________      _________      __________       __________
      Net investment income.....................................      1,058,304      1,857,464       48,182,399       8,456,435
                                                                    __________      _________      __________       __________
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss).......................................       (118,217)      (244,066)         625,724         999,553
 Net unrealized depreciation....................................       (960,811)    (1,466,601)    (36,962,607)      (7,869,165)
                                                                    __________      _________      __________       __________
Net realized and unrealized loss on investments.................     (1,079,028)    (1,710,667)    (36,336,883)      (6,869,612)
                                                                    __________      _________      __________       __________
Net increase (decrease) in net assets resulting from operations.      $ (20,724)     $ 146,797      $11,845,516      $1,586,823
                                                                    ==========      =========      ==========       ==========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Operations (cont.)
for the six months ended August 31, 1996 (unaudited)

                                                                                   Franklin          Franklin        Franklin
                                                                               Michigan Insured  Minnesota Insured Ohio Insured
                                                                                   Tax-Free          Tax-Free        Tax-Free
                                                                                  Income Fund       Income Fund     Income Fund
                                                                                  ___________       ___________     __________
Investment income:
 Interest (Note 1)...........................................................      $34,429,104      $14,972,388     $21,012,464
                                                                                  ___________       ___________     __________
Expenses:
 Management fees (Note 5)....................................................        2,619,785        1,215,621       1,668,881
 Distribution fees - Class I (Note 5)........................................          427,185          190,021         269,275
 Distribution fees - Class II (Note 5).......................................           30,973            5,609          26,326
 Shareholder servicing costs (Note 5)........................................          194,337           78,100         111,201
 Reports to shareholders.....................................................           83,794           51,662          68,911
 Insurance (Note 1)..........................................................           24,267           28,380          11,464
 Professional fees...........................................................           16,324            7,050           7,971
 Custodian fees..............................................................           15,806            2,280           3,306
 Registration and filing fees................................................           13,907           12,309           3,258
 Trustees' fees and expenses.................................................            7,936            3,614           5,125
 Other.......................................................................            9,195           38,097          39,763
                                                                                  ___________       ___________     __________
      Total expenses.........................................................        3,443,509        1,632,743       2,215,481
                                                                                  ___________       ___________     __________
      Net investment income..................................................       30,985,595       13,339,645      18,796,983
                                                                                  ___________       ___________     __________
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss)....................................................       (3,433,011)        (243,833)      2,637,378
 Net unrealized depreciation.................................................      (21,387,363)     (11,055,237)    (16,018,048)
                                                                                  ___________       ___________     __________
Net realized and unrealized loss on investments..............................      (24,820,374)     (11,299,070)    (13,380,670)
                                                                                  ___________       ___________     __________
Net increase in net assets resulting from operations.........................      $ 6,165,221      $ 2,040,575     $ 5,416,313
                                                                                  ===========       ===========     ==========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements  of Changes in Net Assets for the six months  ended  August 31,  1996
(unaudited) and the year ended February 29, 1996
                                                                        Franklin Arizona Insured      Franklin Florida Insured
                                                                          Tax-Free Income Fund          Tax-Free Income Fund
                                                                          _____________________         _____________________
                                                                       Six months     Year ended     Six months      Year ended
                                                                      ended 8/31/96     2/29/96     ended 8/31/96      2/29/96
                                                                        _________      _________      _________       _________
Increase (decrease) in net assets:
Operations:
 Net investment income.............................................    $ 1,058,304    $ 1,635,250    $ 1,857,464    $ 3,071,572
 Net realized gain (loss) from security transactions...............       (118,217)         8,518       (244,066)        29,740
 Net unrealized appreciation (depreciation) on investments.........       (960,811)     1,489,428     (1,466,601)     2,612,156
                                                                        _________      _________      _________       _________
      Net increase (decrease) in net assets resulting from operations      (20,724)     3,133,196        146,797      5,713,468
Distributions to shareholders from undistributed net investment income  (1,038,683)    (1,604,164)    (1,846,828)    (3,052,806)
Increase in net assets from capital share transactions (Note 2)....        851,372     15,875,305      2,802,235     20,076,187
                                                                        _________      _________      _________       _________
      Net increase (decrease) in net assets........................       (208,035)    17,404,337      1,102,204     22,736,849
Net assets:
 Beginning of period...............................................     38,198,796     20,794,459     69,583,353     46,846,504
                                                                        _________      _________      _________       _________
 End of period.....................................................    $37,990,761    $38,198,796    $70,685,557    $69,583,353
                                                                        =========      =========      =========       =========
Undistributed net investment income included in net assets:
 Beginning of period...............................................       $ 75,946       $ 44,860       $ 32,739       $ 13,973
                                                                        =========      =========      =========       =========
 End of period.....................................................       $ 95,567       $ 75,946       $ 43,375       $ 32,739
                                                                        =========      =========      =========       =========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1996 (unaudited) and the year ended February 29, 1996

                                                                      Franklin Insured            Franklin Massachusetts Insured
                                                                    Tax-Free Income Fund               Tax-Free Income Fund
                                                                  _________________________           ______________________
                                                                 Six months        Year ended       Six months      Year ended
                                                                ended 8/31/96        2/29/96       ended 8/31/96      2/29/96
                                                                 ___________       ___________      __________      __________
Increase (decrease) in net assets:
Operations:
 Net investment income.....................................     $ 48,182,399      $ 98,442,242      $ 8,456,435    $ 16,730,715
 Net realized gain (loss) from security transactions.......          625,724        12,703,972          999,553         (82,430)
 Net unrealized appreciation (depreciation) on investments.      (36,962,607)       29,657,448       (7,869,165)      8,199,260
                                                                 ___________       ___________      __________      __________
      Net increase in net assets resulting from operations.       11,845,516       140,803,662        1,586,823      24,847,545
Distributions to shareholders:
 From undistributed net investment income:
  Class I..................................................      (48,996,847)      (98,929,211)      (8,521,577)    (16,888,337)
  Class II.................................................         (303,549)         (130,554)         (90,945)        (62,237)
 In excess of net investment income:
  Class I (Note 1).........................................         (170,506)               --         (109,324)             --
  Class II (Note 1)........................................               --                --           (1,934)             --
Increase (decrease) in net assets from capital share
 transactions (Note 2).....................................        9,226,426       (11,787,371)      10,356,196       8,059,652
                                                                 ___________       ___________      __________      __________
Net increase (decrease) in net assets......................      (28,398,960)       29,956,526        3,219,239      15,956,623
Net assets:
 Beginning of period.......................................    1,713,190,690     1,683,234,164      304,287,539     288,330,916
                                                                 ___________       ___________      __________      __________
 End of period.............................................   $1,684,791,730    $1,713,190,690     $307,506,778    $304,287,539
                                                                 ===========       ===========      ==========      ==========
Undistributed net investment income (accumulated  distributions in excess of net investment income) included in net assets:
  Beginning of period......................................      $ 1,118,209       $ 1,735,732        $ 156,087       $ 375,946
                                                                 ===========       ===========      ==========      ==========
  End of period............................................      $  (170,294)      $ 1,118,209       $ (111,258)      $ 156,087



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST  Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1996 (unaudited) and the year ended February 29, 1996

                                        Franklin Michigan Insured      Franklin Minnesota Insured       Franklin Ohio Insured
                                          Tax-Free Income Fund            Tax-Free Income Fund          Tax-Free Income Fund
                                        ________________________          _____________________         _____________________
                                       Six months       Year ended     Six months     Year ended     Six months     Year ended
                                      ended 8/31/96       2/29/96     ended 8/31/96     2/29/96     ended 8/31/96     2/29/96
                                       ___________      ___________    __________     __________     __________     __________
Increase (decrease) in net assets:
Operations:
 Net investment income.............    $ 30,985,595     $ 61,052,303  $ 13,339,645   $ 27,026,738   $ 18,796,983   $ 37,353,056
 Net realized gain (loss) from
 security transactions.............      (3,433,011)       2,392,717      (243,833)       596,366      2,637,378      2,896,481
 Net unrealized appreciation
 (depreciation) on investments.....     (21,387,363)      27,527,016   (11,055,237)     9,650,802    (16,018,048)    15,182,787
                                       ___________      ___________    __________     __________     __________     __________
  Net increase in net assets
 resulting from operations.........       6,165,221       90,972,036     2,040,575     37,273,906      5,416,313     55,432,324
Distributions to shareholders:
 From undistributed net investment
 income:
   Class I.........................     (30,589,572)     (61,725,372)  (13,609,945)   (27,066,218)   (18,559,175)   (37,736,610)
   Class II........................        (236,012)        (105,454)      (43,083)       (17,666)      (183,836)       (95,312)
In excess of net investment income:
 Class I (Note 1)..................              --         (113,681)           --             --        (57,660)       (56,788)
 Class II (Note 1).................              --               --            --             --        (16,480)            --
Increase in net assets from capital
 share transactions (Note 2).......      14,035,916       55,393,011     3,458,268      3,166,929     11,554,081     21,780,231
                                       ___________      ___________    __________     __________     __________     __________
Net increase (decrease) in net
 assets............................     (10,624,447)      84,420,540    (8,154,185)    13,356,951     (1,846,757)    39,323,845
Net assets:
 Beginning of period...............   1,122,137,471    1,037,716,931   493,291,181    479,934,230    691,868,449    652,544,604
                                       ___________      ___________    __________     __________     __________     __________
 End of period.....................  $1,111,513,024   $1,122,137,471  $485,136,996   $493,291,181   $690,021,692   $691,868,449
                                       ===========      ===========    ==========     ==========     ==========     ==========
Undistributed net investment income
 (accumulated distributions in
 excess of net investment income)
 included in net assets:
  Beginning of period..............      $ (111,019)       $ 781,185     $ 489,930      $ 547,076      $ (53,972)     $ 481,682
                                       ===========      ===========    ==========     ==========     ==========     ==========
  End of period....................        $ 48,992       $ (111,019)    $ 176,547      $ 489,930      $ (74,140)     $ (53,972)
                                       ===========      ===========    ==========     ==========     ==========     ==========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is an open-end management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust currently consists of twenty-eight separate funds. This report pertains only to the seven Funds (the Funds) included in the accompanying financial statements. Each fund seeks to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each fund, other than the Franklin Insured Tax-Free Income Fund, also seeks to provide a maximum level of income which is exempt from personal income tax for resident shareholders of the named state or territory. Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. All funds in this report are diversified except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund.

All of the funds within this report, except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund, offer two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding share became Class I shares.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Tax-free bonds generally trade in the over-the-counter market rather than on a national securities exchange. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of a security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

b. Municipal Bonds or Notes with "Puts":

The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity dates of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Fund's portfolio, municipal bonds and notes as to which the Fund holds a put will be deemed to mature on the last day on which the put may be exercisable.

c. Insurance:

Each long-term municipal security in the Trust is insured as to the scheduled payments of interest and principal by either a mutual fund Portfolio Insurance Policy, a Secondary Market Insurance Policy, a New Issue Insurance Policy or collateral guaranteed by an agency of the U.S. government. The providers of secondary market and new issue insurance are rated "AAA" by Standard & Poor's.

Premiums for a mutual fund Portfolio Insurance Policy or a Secondary Market Insurance Policy are paid from the Trust's assets. Premiums for a mutual fund Portfolio Insurance Policy (effective only so long as the Trust is in existence, Financial Guaranty (the insurer) remains in business and the municipal security insured under the policy continues to be held by the Trust) will reduce the current income on the portfolio by the amount thereof. Premiums paid by the Trust for a Secondary Market Insurance Policy (effective so long as the security so insured is outstanding and the insurer remains in business) are added to the cost basis of the municipal security insured and are not considered an expense of the Trust. Premiums for a New Issue Insurance Policy (effective so long as the security so insured is outstanding and the insurer remains in business) are paid in advance by the insured security issuer or by another third party prior to acquisition of the security by the Trust and are not considered an expense of the Trust.

d. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

e. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount and premium are amortized as required by the Internal Revenue Code. The Funds normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the day following the receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to an amount per day set from time to time by the Board, and are payable to shareholders of record at the beginning of business on the ex-dividend date. Once each month dividends are reinvested in additional shares of the Funds, or paid in cash as requested by the shareholders.

Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale transactions.

g. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

h. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

i. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.

2. TRUST SHARES

At August 31, 1996, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in the Fund's shares were as follows:


                                                   Franklin Arizona Insured Franklin Florida Insured      Franklin Insured
                                                     Tax-Free Income Fund     Tax-Free Income Fund      Tax-Free Income Fund
                                                      __________________       ___________________      _____________________
Class I Shares:                                      Shares      Amount       Shares      Amount        Shares        Amount
                                                    ________    _________    ________   __________     _________    ___________
Six months ended August 31, 1996
 Shares sold .....................................   629,979   $ 6,335,972    871,206   $ 8,487,925    8,785,792   $105,840,352
 Shares issued in reinvestment of distributions ..    44,135       445,321     65,987       644,607    1,718,632     20,674,695
 Shares redeemed .................................  (591,350)   (5,929,921)  (645,482)   (6,330,297) (10,389,358)  (125,008,886)
                                                    ________    _________    ________   __________     _________    ___________
Net increase .....................................    82,764     $ 851,372    291,711   $ 2,802,235      115,066    $ 1,506,161
                                                    ========    =========    ========   ==========     =========    ===========
Year ended February 29, 1996
 Shares sold ..................................... 1,838,731   $18,660,198  3,201,678   $31,841,843   18,183,582   $221,183,747
 Shares issued in reinvestment of distributions ..    70,984       721,684    103,904     1,024,348    3,371,851     41,020,750
 Shares redeemed .................................  (344,498)   (3,506,577)(1,278,505)  (12,790,004) (23,198,817)  (282,118,466)
                                                    ________    _________    ________   __________     _________    ___________
Net increase (decrease)........................... 1,565,217   $15,875,305  2,027,077   $20,076,187   (1,643,384) $ (19,913,969)
                                                    ========    =========    ========   ==========     =========    ===========



2. TRUST SHARES (cont.)
                                                   Franklin Arizona Insured Franklin Florida Insured      Franklin Insured
                                                     Tax-Free Income Fund     Tax-Free Income Fund      Tax-Free Income Fund
                                                      __________________       ___________________      _____________________
Class II Shares:                                     Shares      Amount       Shares      Amount        Shares        Amount
                                                    ________    _________    ________   __________     _________    ___________
Six months ended August 31, 1996
 Shares sold .....................................        --            --         --            --      651,469    $ 7,866,984
 Shares issued in reinvestment of distributions ..        --            --         --            --       15,660        189,190
 Shares redeemed .................................        --            --         --            --      (27,763)      (335,909)
                                                    ________    _________    ________   __________     _________    ___________
Net increase .....................................        --            --         --            --      639,366    $ 7,720,265
                                                    ========    =========    ========   ==========     =========    ===========
Year ended February 29, 1996*
 Shares sold .....................................        --            --         --            --      678,420    $ 8,323,669
 Shares issued in reinvestment of distributions ..        --            --         --            --        5,942         73,170
 Shares redeemed .................................        --            --         --            --      (22,003)      (270,241)
                                                    ________    _________    ________   __________     _________    ___________
Net increase .....................................        --            --         --            --      662,359    $ 8,126,598
                                                    ========    =========    ========   ==========     =========    ===========



                                                                               Franklin Massachusetts  Franklin Michigan Insured
                                                                            Insured Tax-Free Income Fund Tax-Free Income Fund
                                                                                 ___________________      ___________________
Class I Shares:                                                                 Shares      Amount       Shares       Amount
                                                                               ________   __________    ________    __________
Six months ended August 31, 1996
 Shares sold ...............................................................  1,727,721   $19,703,438   4,425,658  $ 52,463,627
 Shares issued in reinvestment of distributions ............................    327,100     3,732,132   1,264,894    14,986,371
 Shares redeemed ........................................................... (1,328,788)  (15,182,951) (5,041,232)  (59,695,806)
                                                                               ________   __________    ________    __________
Net increase ...............................................................    726,033   $ 8,252,619     649,320   $ 7,754,192
                                                                               ========   ==========    ========    ==========
Year ended February 29, 1996
 Shares sold ...............................................................  2,824,888   $32,667,342   9,709,057  $116,368,142
 Shares issued in reinvestment of distributions ............................    616,949     7,118,850   2,481,201    29,703,331
 Shares redeemed ........................................................... (2,990,203)  (34,460,747) (8,123,578)  (97,338,156)
                                                                               ________   __________    ________    __________
Net increase ...............................................................    451,634   $ 5,325,445   4,066,680  $ 48,733,317
                                                                               ========   ==========    ========    ==========
Class II Shares:
Six months ended August 31, 1996
 Shares sold ...............................................................    180,553   $ 2,068,601     545,951   $ 6,489,061
 Shares issued in reinvestment of distributions ............................      6,224        71,266      14,203       169,126
 Shares redeemed ...........................................................     (3,157)      (36,290)    (31,686)     (376,463)
                                                                               ________   __________    ________    __________
Net increase ...............................................................    183,620   $ 2,103,577     528,468   $ 6,281,724
                                                                               ========   ==========    ========    ==========
Year ended February 29, 1996*
 Shares sold ...............................................................    231,785   $ 2,684,668     562,131   $ 6,801,007
 Shares issued in reinvestment of distributions ............................      4,367        50,866       6,207        75,384
 Shares redeemed ...........................................................       (114)       (1,327)    (17,761)     (216,697)
                                                                               ________   __________    ________    __________
Net increase ...............................................................    236,038   $ 2,734,207     550,577   $ 6,659,694
                                                                               ========   ==========    ========    ==========



2. TRUST SHARES (cont.)

                                                                             Franklin Minnesota Insured  Franklin Ohio Insured
                                                                                Tax-Free Income Fund     Tax-Free Income Fund
                                                                                 __________________       __________________
Class I Shares:                                                                 Shares       Amount       Shares      Amount
                                                                               ________    __________    ________   __________
Six months ended August 31, 1996
 Shares sold ................................................................  1,747,080   $20,787,867  2,995,624   $35,926,339
 Shares issued in reinvestment of distributions .............................    578,048     6,876,691    734,101     8,803,986
 Shares redeemed ............................................................ (2,173,255)  (25,844,892)(3,123,618)  (37,437,092)
                                                                               ________    __________    ________   __________
Net increase ................................................................    151,873   $ 1,819,666    606,107   $ 7,293,233
                                                                               ========    ==========    ========   ==========
Year ended February 29, 1996
 Shares sold ................................................................  3,441,478   $41,593,853  5,527,081   $67,055,359
 Shares issued in reinvestment of distributions .............................  1,131,910    13,654,723  1,462,685    17,716,211
 Shares redeemed ............................................................ (4,417,279)  (53,230,931)(5,705,470)  (69,053,439)
                                                                               ________    __________    ________   __________
Net increase ................................................................    156,109   $ 2,017,645  1,284,296   $15,718,131
                                                                               ========    ==========    ========   ==========
Class II Shares:
Six months ended August 31, 1996
 Shares sold ................................................................    145,437   $ 1,741,139    405,547   $ 4,889,325
 Shares issued in reinvestment of distributions .............................      2,896        34,541     12,127       145,996
 Shares redeemed ............................................................    (11,486)     (137,078)   (64,841)     (774,473)
                                                                               ________    __________    ________   __________
Net increase ................................................................    136,847   $ 1,638,602    352,833   $ 4,260,848
                                                                               ========    ==========    ========   ==========
Year ended February 29, 1996*
 Shares sold ................................................................     99,039   $ 1,202,330    491,956   $ 6,005,927
 Shares issued in reinvestment of distributions .............................        952        11,610      5,067        62,185
 Shares redeemed ............................................................     (5,320)      (64,656)      (490)       (6,012)
                                                                               ________    __________    ________   __________
Net increase ................................................................     94,671   $ 1,149,284    496,533   $ 6,062,100
                                                                               ========    ==========    ========   ==========


*For the period May 1, 1995 to February 29, 1996


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At February 29, 1996, for tax purposes, the Funds had capital loss carryovers as follows:

                                               Franklin   Franklin                Franklin     Franklin    Franklin
                                                Arizona    Florida    Franklin  Massachusetts  Michigan   Minnesota   Franklin
                                                Insured    Insured     Insured     Insured     Insured      Insured Ohio Insured
                                               Tax-Free   Tax-Free    Tax-Free    Tax-Free     Tax-Free    Tax-Free   Tax-Free
                                              Income FundIncome Fund Income Fund Income Fund  Income Fund Income FundIncome Fund
                                               ________   ________    ________    _________    ________    ________   ________
Capital loss carryovers expiring in: 1997 ..        $ --        $--        $ --   $1,463,422         $--         $--  $2,685,511
1998 .......................................          --         --          --      359,586          --          --          --
2000 .......................................          --         --          --           --          --          --       2,000
2001 .......................................          --         --          --        6,640          --          --      90,225
2002 .......................................      21,282     16,913          --           --          --          --          --
2003 .......................................     394,514  1,225,446     226,494    1,670,219      10,805       2,767   2,762,910
2004 .......................................          --         --          --       82,668          --          --          --
2005 .......................................          --         --          --           --          --          --          --
                                               ________   ________    ________    _________    ________    ________   ________
                                                $415,796 $1,242,359    $226,494   $3,582,535     $10,805      $2,767  $5,540,646
                                               ========   ========    ========    =========    ========    ========   ========



For income tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at August 31, 1996, by $127,605 in the Franklin Michigan Insured Tax-Free Income Fund and $994 in the Franklin Minnesota Insured Tax-Free Income Fund.

From November 1, 1995 through February 29, 1996, the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund incurred $11,744 and $47,916 of net realized capital losses, respectively. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as having arisen in the year ended February 28, 1997.


4. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended August 31, 1996 were as follows:

                                      Franklin     Franklin                   Franklin     Franklin     Franklin
                                       Arizona      Florida     Franklin    Massachusetts  Michigan    Minnesota     Franklin
                                       Insured      Insured      Insured       Insured     Insured       Insured   Ohio Insured
                                      Tax-Free     Tax-Free     Tax-Free      Tax-Free     Tax-Free     Tax-Free     Tax-Free
                                     Income Fund  Income Fund  Income Fund   Income Fund  Income Fund  Income Fund  Income Fund
                                      _________    _________   __________     _________   __________    _________   __________
Purchases .........................  $4,776,690   $14,284,942 $213,475,841   $28,877,622 $180,658,583  $51,579,996  $67,449,708
Sales .............................  $3,676,303   $14,812,396 $243,363,607   $25,897,773 $193,607,375  $52,268,540  $69,094,366


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc., (Advisers) provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the net assets of each Fund on the last day of the month as follows:


       Annualized Fee Rate   Month End Net Assets
       ___________________   __________________________________
       0.625%                First $100 million
       0.50%                 Over $100 million, up to and including $250 million
       0.45%                 In excess of $250 million

The terms of the management agreement provide that annual aggregate expenses of each Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which each Fund's shares are registered. For the six months ended August 31, 1996, the Funds' expenses did not exceed these limitations. However, Advisers agreed in advance to waive management fees and assume payment of other expenses for the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund as noted in the Statement of Operations.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the six months ended August 31, 1996, aggregated $650,239, of which $571,731 was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Funds reimburse Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to a maximum of 0.10% per annum for Class I and 0.65% per annum for Class II, if applicable, of the average daily net assets of such class of all the Funds, for costs incurred in the promotion, offering and marketing of the Funds' shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Funds under the Plans aggregated $1,794,244 for the six months ended August 31, 1996.

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Funds' shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Funds' shares. Commissions received by Distributors, the amounts paid to other dealers, and any applicable contingent deferred sales charges for the six months ended August 31, 1996 amounted to:


                                               Franklin    Franklin                 Franklin     Franklin    Franklin
                                                Arizona     Florida    Franklin   Massachusetts  Michigan   Minnesota    Franklin
                                                Insured     Insured     Insured     Insured     Insured      Insured   Ohio Insured
                                               Tax-Free    Tax-Free    Tax-Free     Tax-Free     Tax-Free    Tax-Free    Tax-Free
Class I                                       Income Fund Income Fund Income Fund  Income Fund  Income Fund Income Fund Income Fund
                                               ________    ________    ________     _________    ________    ________    ________
Total commissions received .................   $198,042    $213,365   $1,959,078    $521,961    $1,643,494   $592,674   $1,149,274
Paid to other dealers ......................   $186,717    $199,750   $1,920,052    $512,462    $1,559,434   $589,482   $1,104,160
Contingent deferred sales charge ...........       $ --        $ --      $ 2,151        $ --          $ --       $ --         $ --


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Distribution Plans and Underwriting Agreement: (cont.)


                                               Franklin     Franklin                Franklin     Franklin    Franklin
                                                Arizona     Florida    Franklin  Massachusetts  Michigan   Minnesota     Franklin
                                                Insured     Insured     Insured     Insured     Insured      Insured   Ohio Insured
                                               Tax-Free    Tax-Free    Tax-Free    Tax-Free     Tax-Free    Tax-Free     Tax-Free
Class II                                      Income Fund Income Fund Income Fund Income Fund  Income Fund Income Fund  Income Fund
                                               ________    ________    ________    _________    ________    ________     ________
Total commissions received .................         --          --    $ 69,049      $21,634    $ 66,315    $17,451      $48,628
Paid to other dealers ......................         --          --    $140,313      $41,787    $131,457    $35,139      $98,459
Contingent deferred sales charges ..........         --          --     $ 2,151        $ 344     $ 3,449      $ 865      $ 7,152

d. Other Affiliated Parties and Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


6. CREDIT RISK

All of the Funds' investments are in the securities of issuers within their respective states and U.S. territories and possessions. Such concentration may subject the Funds more significantly to economic changes occurring within those states and U.S. territories and possessions.


7. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period, by Fund, are as follows:

                          Per Share Operating Performance                                          Ratios/Supplemental Data
_________________________________________________________________________________         __________________________________________
                            Net                                                                                 Ratio of Net
          Net            Realized &            Distri-                                                  Ratio    Investment
         Asset           Unrealized            butions  Distri-            Net                           of       Income
        Value at    Net     Gain      Total    From Net butions           Asset            Net Assets  Expenses     to
Year   Beginning  Invest-  (Loss)     From     Invest-   From    Total   Value at            at End   to Average  Average  Portfolio
Ended      of      ment      on     Investment  ment    Capital  Distri-  End of   Total   of Period     Net        Net    Turnover
Feb. 28  Period   Income Securities Operations Income    Gains   butions  Period  Return++ (in 000's)  Assets+    Assets     Rate
____________________________________________________________________________________________________________________________________
Franklin Arizona Insured Tax-Free Income Fund:
Class I Shares:
 19941   $10.00    $.34    $.265     $ .605    $(.325)   $ --    $(.325)  $10.28    6.04%    $ 12,895   0.03%*    4.85%*    62.88%
 1995     10.28     .55    (.485)      .065     (.545)     --     (.545)    9.80     .94       20,794    .10      5.80      44.61
 1996      9.80     .55     .565      1.115     (.555)     --     (.555)   10.36   11.64       38,199    .16      5.51       4.12
 19962    10.36     .28    (.294)     (.014)    (.276)     --     (.276)   10.07    (.11)      37,991    .19*     5.59*      9.84
Franklin Florida Insured Tax-Free Income Fund:
Class I Shares:
 19941    10.00     .34     .060       .400     (.330)     --     (.330)   10.07    3.97       32,150     --*     4.97*     28.72
 1995     10.07     .52    (.531)     (.011)    (.529)     --     (.529)    9.53     .21       46,847    .35      5.61      43.71
 1996      9.53     .53     .491      1.021     (.531)     --     (.531)   10.02   10.95       69,583    .35      5.37      24.36
 19962    10.02     .27    (.256)      .014     (.264)     --     (.264)    9.77     .17       70,686    .35*     5.42*     21.12
Franklin Insured Tax-Free Income Fund:
Class I Shares:
 1992     11.41     .74     .298      1.038     (.768)     --     (.768)   11.68    9.29    1,130,592    .53      6.55       6.35
 1993     11.68     .74     .751      1.491     (.741)     --     (.741)   12.43   12.93    1,539,186    .53      6.22       7.95
 1994     12.43     .73     .020       .750     (.730)     --     (.730)   12.45    5.93    1,802,548    .52      5.79       6.85
 1995     12.45     .71    (.481)      .229     (.709)     --     (.709)   11.97    2.03    1,683,234    .59      6.00      14.42
 1996     11.97     .71     .302      1.012     (.712)     --     (.712)   12.27    8.66    1,705,038    .60      5.81      13.52
 19962    12.27     .34    (.257)      .083     (.353)4    --     (.353)   12.00     .71    1,669,109    .60*     5.71*     12.86
Class II Shares:
 19963    11.98     .54     .322       .862     (.532)     --     (.532)   12.31    7.32        8,152   1.18*     5.21*     13.52
 19962    12.31     .31    (.251)      .059     (.319)     --     (.319)   12.05     .50       15,682   1.18*     5.17*     12.86
Franklin Massachusetts Insured Tax-Free Income Fund:
Class I Shares:
 1992     10.76     .68     .307       .987     (.717)     --     (.717)   11.03    9.34      218,336    .67      6.40       7.49
 1993     11.03     .69     .685      1.375     (.675)     --     (.675)   11.73   12.61      278,510    .64      6.09       9.65
 1994     11.73     .67     .092       .762     (.682)     --     (.682)   11.81    6.39      307,013    .60      5.69      13.82
 1995     11.81     .66    (.468)      .192     (.662)     --     (.662)   11.34    1.83      288,331    .67      5.89      16.90
 1996     11.34     .66     .313       .973     (.663)     --     (.663)   11.65    8.80      301,529    .69      5.67      10.29
 19962    11.65     .32    (.261)      .059     (.329)6    --     (.329)   11.38     .53      302,715    .69*     5.57*      8.73
Class II Shares:
 19963    11.36     .50     .323       .823     (.493)     --     (.493)   11.69    7.36        2,759   1.26*     5.06*     10.29
 19962    11.69     .29    (.264)      .026     (.296)7    --     (.296)   11.42     .25        4,792   1.27*     5.02*      8.73


7. FINANCIAL HIGHLIGHTS (cont.)

                          Per Share Operating Performance                                          Ratios/Supplemental Data
_________________________________________________________________________________         __________________________________________
                            Net                                                                                 Ratio of Net
          Net            Realized &            Distri-                                                  Ratio    Investment
         Asset           Unrealized            butions  Distri-            Net                           of       Income
        Value at    Net     Gain      Total    From Net butions           Asset            Net Assets  Expenses     to
Year   Beginning  Invest-  (Loss)     From     Invest-   From    Total   Value at            at End   to Average  Average  Portfolio
Ended      of      ment      on     Investment  ment    Capital  Distri-  End of   Total   of Period     Net        Net    Turnover
Feb. 28  Period   Income Securities Operations Income    Gains   butions  Period  Return++ (in 000's)  Assets+    Assets     Rate
____________________________________________________________________________________________________________________________________
Franklin Michigan Insured Tax-Free Income Fund:
Class I Shares:
 1992    $11.19    $.71    $.254     $ .964    $(.744)   $ --    $(.744)  $11.41    8.78%   $ 665,914    .59%     6.45%     10.80%
 1993     11.41     .71     .766      1.476     (.706)     --     (.706)   12.18   13.23      882,361    .58      6.09       2.04
 1994     12.18     .70     .066       .766     (.706)     --     (.706)   12.24    6.18    1,055,452    .54      5.66       3.21
 1995     12.24     .69    (.484)      .206     (.686)     --     (.686)   11.76    1.87    1,037,717    .61      5.87       9.12
 1996     11.76     .68     .337      1.017     (.687)4    --     (.687)   12.09    8.86    1,115,454    .62      5.65       9.38
 19962    12.09     .33    (.270)      .060     (.330)     --     (.330)   11.82     .52    1,098,696    .62*     5.58*     16.47
Class II Shares:
 19963    11.77     .51     .369       .879     (.509)     --     (.509)   12.14    7.58        6,683   1.20*     5.03*      9.38
 19962    12.14     .30    (.263)      .037     (.297)     --     (.297)   11.88     .32       12,817   1.19*     5.03*     16.47
Franklin Minnesota Insured Tax-Free Income Fund:
Class I Shares:
 1992     11.44     .73     .275      1.005     (.765)     --     (.765)   11.68    8.95      357,279    .65      6.43       3.14
 1993     11.68     .73     .667      1.397     (.727)     --     (.727)   12.35   12.23      445,767    .63      6.12       5.58
 1994     12.35     .70    (.014)      .686     (.706)     --     (.706)   12.33    5.42      499,619    .60      5.67      13.42
 1995     12.33     .69    (.451)      .239     (.685)   (.004)   (.689)   11.88    2.12      479,934    .66      5.81      17.59
 1996     11.88     .67     .265       .935     (.675)     --     (.675)   12.14    8.06      492,139    .66      5.58      17.72
 19962    12.14     .33    (.285)      .045     (.335)     --     (.335)   11.85     .40      482,384    .67*     5.49*     10.72
Class II Shares:
 19963    11.89     .500    .281       .781     (.501)     --     (.501)   12.17    6.67        1,152   1.25*     4.94*     17.72
 19962    12.17     .30    (.279)      .021     (.301)     --     (.301)   11.89     .19        2,753   1.25*     4.97*     10.72
Franklin Ohio Insured Tax-Free Income Fund:
Class I Shares:
 1992     11.33     .71     .275       .985     (.765)     --     (.765)   11.55    8.86      409,044    .62      6.36       1.16
 1993     11.55     .72     .776      1.496     (.706)     --     (.706)   12.34   13.26      564,758    .59      6.05       2.87
 1994     12.34     .70     .066       .766     (.706)     --     (.706)   12.40    6.08      686,398    .56      5.59       7.29
 1995     12.40     .69    (.499)      .191     (.691)     --     (.691)   11.90    1.74      652,545    .63      5.83      11.76
 1996     11.90     .68     .327      1.007     (.687)4    --     (.687)   12.22    8.66      685,783    .64      5.58      11.47
 19962    12.22     .33    (.240)      .090     (.330)4    --     (.330)   11.98     .77      679,805    .64*     5.48*      9.95
Class II Shares:
 19963    11.90     .520    .351       .871     (.511)     --     (.511)   12.26    7.43        6,085   1.22*     4.99*     11.47
 19962    12.26     .30    (.235)      .065     (.295)8    --     (.295)   12.03     .55       10,217   1.15*     4.97*      9.95


*Annualized

1For the period April 30, 1993 (effective date) to February 28, 1994.

2For the six months ended August 31, 1996.

3For the period May 1, 1995 (effective date) to February 29, 1996.

4Includes distributions in excess of net investment income in the amount of $.001.

5Includes distributions in excess of net investment income in the amount of $.024.

6Includes distributions in excess of net investment income in the amount of $.004.

7Includes distributions in excess of net investment income in the amount of $.005.

8Includes distributions in excess of net investment income in the amount of $.019.

++Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or the contingent deferred sales charges, and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price, and capital gains at net asset value, except for the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plans for Class I, the sales charges on reinvested dividends were eliminated.

+During the periods indicated, Advisers agreed in advance to waive a portion of its management fees and to make payments of other expenses incurred by the Funds listed below. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:


                                                           Ratio of Expenses to
                                                            Average Net Assets
                                                               _____________
         Franklin Arizona Insured Tax-Free Income Fund
          19941............................................        0.83%*
          1995.............................................        0.96
          1996.............................................        0.86
          19962............................................        0.86*
         Franklin Florida Insured Tax-Free Income Fund
          19941............................................        0.83*
          1995.............................................        0.88
          1996.............................................        0.82
          19962............................................        0.80*






Franklin Tax-Free Trust #1 Semi-Annual Report 8/31/96.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This line graph shows the price fluctuation of the Bond Buyer Municipal Bond Index over a three-year period from 1/31/93 through 8/31/96.

           Period Ending         Price
            Sep-93        6.04%               5.47%
            Oct-93        5.96%               5.48%
            Nov-93        6.29%               5.65%
            Dec-93        6.35%               5.52%
            Jan-94        6.23%               5.45%
            Feb-94        6.67%               5.77%
            Mar-94        7.10%               6.36%
            Apr-94        7.22%               6.37%
            May-94        7.39%               6.40%
            Jun-94        7.63%               6.47%
            Jul-94        7.39%               6.33%
            Aug-94        7.46%               6.36%
            Sep-94        7.82%               6.58%
            Oct-94        7.97%               6.85%
            Nov-94        7.99%               7.16%
            Dec-94        7.89%               6.92%
            Jan-95        7.71%               6.66%
            Feb-95        7.46%               6.42%
            Mar-95        7.44%               6.37%
            Apr-95        7.34%               6.35%
            May-95        6.67%               6.10%
            Jun-95        6.63%               6.28%
            Jul-95        6.86%               6.19%
            Aug-95        6.65%               6.11%
            Sep-95        6.49%               6.07%
            Oct-95        6.34%               5.91%
            Nov-95        6.14%               5.74%
            Dec-95        5.96%               5.56%
            Jan-96        6.03%               5.57%
            Feb-96        6.48%               5.71%
            Mar-96        6.67%               5.96%
            Apr-96        6.89%               6.05%
            May-96        7.00%               6.09%
            Jun-96        6.90%               6.01%
            Jul-96        6.96%               5.98%
            Aug-96        7.13%               6.02%


GRAPHIC MATERIAL (2)

This chart shows in pie chart format the income and capital appreciation of the Lehman Brothers 20-Year Municipal Bond Index for the 10-year period ended 8/31/96.

Income:  An Important Component of Total Return
Income                              90.83%
Capital Appreciation                 9.17%


GRAPHIC MATERIAL (3)

This bar chart compares the dollar amount of new long-term municipal bond issuance from 1987 ($105 billion), 1988 ($118 billion), 1989 ($125 billion), 1990 ($128 billion), 1991 ($174 billion), 1992 ($235 billion), 1993 ($292 billion), 1994 ($164 billion), 1995 ($156 billion), and 1996 (105 billion).


GRAPHIC MATERIAL (4)

This bar chart shows that 37% insured municipal bonds and 63% non-insured municipal bonds were issued in 1994, 44% insured municipal bonds and 56% non-insured municipal bonds issued in 1995, and 48% insured municipal bonds and 52% non-insured municipal bonds issued in 1996.


GRAPHIC MATERIAL (5)

This bar chart shows the comparison between the fund's distribution rate of 5.25% and the taxable equivalent distribution rate of 9.21%.


GRAPHIC MATERIAL (6)

This bar chart shows the comparison between the fund's distribution rate of 5.18% and the taxable equivalent distribution rate of 8.58%.


GRAPHIC MATERIAL (7)

This bar chart shows the comparison between the fund's distribution rate of 5.46% and the taxable equivalent distribution rate of 9.04%, for Class I shares.


GRAPHIC MATERIAL (8)

This bar chart shows the comparison between the fund's distribution rate of 5.09% and the taxable equivalent distribution rate of 8.43%, for Class II shares.


GRAPHIC MATERIAL (9)

This bar chart shows the comparison between the fund's distribution rate of 5.25% and the taxable equivalent distribution rate of 9.88%, for Class I shares.


GRAPHIC MATERIAL (10)

This bar chart shows the comparison between the fund's distribution rate of 4.87% and the taxable equivalent distribution rate of 9.16%, for Class II shares.


GRAPHIC MATERIAL (11)

This bar chart shows the comparison between the fund's distribution rate of 5.35% and the taxable equivalent distribution rate of 9.27%, for Class I shares.


GRAPHIC MATERIAL (12)

This bar chart shows the comparison between the fund's distribution rate of 5.00% and the taxable equivalent distribution rate of 8.67%, for Class II shares.


GRAPHIC MATERIAL (13)

This bar chart shows the comparison between the fund's distribution rate of 5.23% and the taxable equivalent distribution rate of 9.46%, for Class I shares.


GRAPHIC MATERIAL (14)

This bar chart shows the comparison between the fund's distribution rate of 4.87% and the taxable equivalent distribution rate of 8.81%, for Class II shares.


GRAPHIC MATERIAL (15)

This bar chart shows the comparison between the fund's distribution rate of 5.28% and the taxable equivalent distribution rate of 9.45%, for Class I shares.


GRAPHIC MATERIAL (16)

This bar chart shows the comparison between the fund's distribution rate of 4.87% and the taxable equivalent distribution rate of 8.71%, for Class II shares.












                                                     MESSAGE FROM THE CHAIRMAN

Table of Contents                                    Page
Message from the Chairman                            1
Special Feature:
Q&A with Tom Kenny                                   3
Fund Reports
Franklin Alabama Tax-Free
Income Fund                                          8
Franklin Florida Tax-Free
Income Fund                                          14
Franklin Georgia Tax-Free
Income Fund                                          20
Franklin Kentucky Tax-Free
Income Fund                                          26
Franklin Louisiana Tax-Free
Income Fund                                          30
Franklin Maryland Tax-Free
Income Fund                                          36
Franklin Missouri Tax-Free
Income Fund                                          42
Franklin North Carolina Tax-Free
Income Fund                                          48
Franklin Texas Tax-Free
Income Fund                                          54
Franklin Virginia Tax-Free
Income Fund                                          60
Statement of Investments                             66
Financial Statements                                 113
Notes to Financial Statements                        121

                                                            October 15, 1996

Dear Shareholder:

It's a pleasure to bring you the Franklin Tax-Free Trust's semi-annual report for the period ended August 31, 1996.

The reporting period might well be described as six months of frequent interest-rate fluctuations, as the 30-year U.S. Treasury bond bounced between 6.67% and 7.00%.* Some of this movement can be attributed to investors and economists who have overreacted to anticipated actions by the Federal Reserve Board (the Fed). Indeed, newspaper headlines in the last six months declared the economy was overheating one day and stalling the next -- all of which seems to suggest a slow growth trend.

*Source: Micropal.

Our Municipal Bond Department has recently been very active in sales of pre-refunded bonds. Generally, we look to sell these securities to preserve the share price of the fund. I encourage you to read the following interview with Tom Kenny, Director of Franklin Templeton's Municipal Bond Department, which discusses pre-refunded bonds in more detail.

We expect that the funds in the Franklin Tax-Free Trust should perform well if the economy maintains its relatively slow growth pattern. Although the economy appears stable at the moment, market uncertainties persist.

This uncertainty prompts us to continue to encourage individual investors to maintain a long-term perspective. It is prudent to periodically consult with your investment representative to ensure your investments match these goals. This long-term orientation will help minimize undue concern caused by short-term market volatility.

As a Franklin Templeton fund shareholder, you receive the benefits of professional management and dedicated service. Should you have any questions concerning the funds in the Franklin Tax-Free Trust, we would certainly welcome the opportunity to answer them.

We appreciate your support, welcome new shareholders and look forward to serving your investment needs in the years ahead.

Sincerely,

Charles B. Johnson
Chairman
Franklin Tax-Free Trust

Glossary of Investment Terms

Call Protection: the length of time during which a bond cannot be redeemed by its issuer.

Coupon: the interest rate on a bond the issuer promises to pay to the holder until the bond matures.

Full Coupon Bond: a bond with a coupon rate that is near or above current market interest rates.

High Grade Bond/High Quality Bond: a bond rated AAA or AA by Standard & Poor's(R) or Moody's rating services.

Investment Grade Bond: a bond with a rating of AAA to BBB.

Pre-Refunded Bonds: a second bond is issued to pay off a first bond at the first call date.

Primary Market: the market for new issues of securities; a market is "primary" if the issuer of the securities receives the proceeds of the sale.

Secondary Market: a market where previously issued securities are bought and sold; the selling dealers and investors receive the proceeds, not the issuer.

Tax Loss Carryforward: a tax benefit that allows a company or individual to use past losses to reduce future tax liability.

Underwriter: an investment banker who agrees to purchase a new issue of securities from an issuer and distribute it to investors, making a profit on the underwriting spread.

Underwriting Spread: the difference between the amount paid to an issuer of securities in a primary distribution and the public offering price.

SPECIAL FEATURE: Q&A WITH TOM KENNY

(PICTURE OMITTED)

Tom Kenny, director of Franklin's Municipal Bond Department, discusses several current topics, including interest rates and his outlook for the municipal bond market.

Tom Kenny, Senior Vice President,
Director, Franklin Municipal
Bond Department

Tom, purchasing a municipal bond is considered a pretty safe investment. In the last few years, however, we've experienced incredible volatility in bond markets. Is this going to subside in the future, or is this the new way for bond markets?

It's an interesting observation and -- you're right -- the bond markets didn't seem to be as volatile a few years back. If you look at the recent bond market, say since 1992-1993, you'll see that we've had three consecutive years of 200 basis point swings in opposite directions (See Fig. 1). Historically, that level of volatility is unusual.

I think there are several reasons for the increased volatility. First, we need to look at the Federal Reserve Board. The Federal Reserve Board has been slow to adjust short-term rates in response to economic conditions, which has increased uncertainty and speculation within the fixed-income markets. Thus, market participants have reacted toward short-term economic data rather than focusing on the big picture. Since the Fed has not made frequent adjustments to short-term rates, the increased speculation has created a pendulum effect where the market tends to overreact in the adjustment of long-term rates.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

So the Federal Reserve Board's restraint has helped to cause some unpredictable market movement?

Just look at the number of times recently where market expectations of both growth and inflation have changed dramatically. Earlier this year, nine out of 10 economists said we were going to be in a recession by the end of the first quarter. Weeks later, they changed their outlook and expected growth at a 4%-5% annual rate with fears of an overheating economy. Just in the last few weeks, we've heard, "Well, maybe the economy is not growing that fast after all." So the market's become very short-term focused -- that's one reason we're seeing increased volatility.

Second, we are part of a much more global market today than ever before. Funds tend to flow very freely from market to market.

Third, we have seen an increased use of hedge funds, which often take large risks with speculative strategies. They've become very popular over the last two to three years. Hedge fund managers tend to be very short-term focused, trying to take advantage of undervalued situations. So they're in and out of markets very quickly.

Last, I think the creation and use of derivatives, where speculators can control huge amounts of bonds with very little capital at risk, has also caused some of this volatility.

The increased volatility will probably remain as long as these themes exist.

Have these factors affected your investment strategy?

We try to stay abreast of economic conditions and interest rates in general, but we don't try to second-guess the market in terms of the direction of rates, or alter our fundamental philosophy and strategy because of short-term economic changes.

Our approach is straightforward. With few exceptions, we seek credit safety and income. I don't think shareholders want the volatility that might be generated by chasing capital appreciation. If you look at the interest rate chart (Fig. 1) and think of the number of times you had to be right if you were speculating on the direction and absolute change in interest rates, you may have called one swing correctly; but if you missed the other leg of it, you may have given away everything you gained on the way up or down.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

We have a well-seasoned portfolio management team (the five senior portfolio managers have over 170 years of collective experience) that manages our funds for tax-free income. We believe that over the long term, income drives total return. Total return is important. But, how you achieve total return is even more important. Income has been responsible for more than 90% of the total return of municipal bonds over the last 10 years (Fig. 2), as measured by the unmanaged Lehman Brothers 20-year Municipal Bond Index.

So, by consistently investing for income, you should generate good total-return performance. We think our shareholders, particularly those in tax-free funds, are better served by using this consistent, long-term-oriented approach. It is what distinguishes Franklin from most of its peers.

We have seen more insured bonds, particularly in California. Is this a long-term industry trend?

I believe so, but it's more pronounced in California.
The national percentage of insured issues now coming to market is in the 54%-55% range. In California, it's a little bit ahead of that.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Why are there more insured issues now?

It's a function of a couple of things, I think. Supply is still relatively low when compared with 1992-1993, when we had record volume of long-term bonds coming to the market. Overall supply dropped more than 45% from 1993, into the $155-$160 billion range last year. This year, it's probably going to be up somewhat -- maybe in the 10%-15% range.

Since we haven't seen a heavy supply of bonds coming to market, some insurance companies have become very aggressive in trying to gain market share. They have the capital, the capacity, the staffing, and the willingness to price their premiums aggressively. As a result, it's been comparatively cheap for issuers to obtain insurance.

How much has pre-refunding influenced your investment strategy recently, and can you briefly describe what pre-refunding is?

A pre-refunded bond is one that will be paid off at its first call date, using the proceeds of a second bond carrying a lower interest rate. Let's say a municipality issues a bond paying 8% interest that will mature in 2025. Some time later, interest rates drop significantly, as they did in the late 1980s and in the 1992-1993 period, and comparable bonds are now paying, say, 6%. Naturally, the issuer would prefer to pay this new, lower rate on its debt, just as you or I would want to refinance our home mortgage.

One way issuers can reduce their borrowing expense is to refund higher-paying bonds before they mature. To raise money to refund the higher-rate bonds, they issue a second bond at the market's now, lower interest rate. The proceeds of the second bond are invested in U.S. Treasuries, set to mature at the original bond's first call date, which may be only five or six years away. The bond is then termed "pre-refunded" to the call date.

When the bond becomes pre-refunded, the price can rise dramatically -- providing an opportunity to sell it at a premium. Generally, a pre-refunded bond will maximize its value when there is approximately five years remaining to the call date.

That first bond sells at a premium now because it's backed by U.S. Treasuries and it's still paying the higher interest rate?

Yes -- in addition, it is now a bond with a much shorter maturity -- i.e., the call date versus the original maturity date.

What if you don't sell it?

Well, we know that in five years that bond will be called at 100%-102% of par. It's currently selling at a premium of, say, 115% of par. If we do nothing right now, the price of that bond will decline, from 115% of par to the call price, thereby eroding its value over the next five years. No matter what interest rates do, that bond price is going down.

Generally, when a bond hits the five-year mark, we look for an opportunity to sell it, capture the premium, then reinvest the proceeds in the current interest rate environment.

How does this benefit shareholders?

Shareholders can benefit in a couple of ways. We may purchase a new bond that can't be called for at least 10 years -- so we've extended our call protection. Also, if we can capture that premium, we can now buy 115% worth of new bonds at today's current interest rates. We've protected the fund's share value from eroding and also helped maintain the earning power of the fund over the long term.

(PICTURE OMITTED)

What sets your municipal bond department apart from others in the industry?

We use a very consistent, team-oriented approach to portfolio management. All of our managers are using the same consistent strategy in our efforts to meet the same overall investment objectives. Many times you'll see some other fund companies where each manager operates on his/her own strategy.

Also, we're one of the few companies that truly manages for income. We believe Franklin understands fixed-income and what investors look for.

Many of our competitors have come from an equity-oriented background and then added a fixed-income side in recent years to round out their product line. This perspective may not sound important, but we think it is. Some of our competitors compensate their portfolio managers on a total return-oriented basis each quarter. We don't.

Why not?

We believe if you're a fixed-income portfolio manager who is being compensated on quarterly total return, you're probably going to be more inclined to make short-term bets and take risks that you might not take otherwise. So your interests may not be clearly aligned with the shareholders' interests. It does really make a big difference.

Another thing that sets us apart is our research staff. Since we purchase over 95% of our portfolio holdings in the primary market, we spend a lot of time analyzing credits up front, such as performing site visits, addressing legal issues, and structuring issues to meet both our credit and portfolio requirements.

Tom, thanks for your time.

My pleasure.

FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your Fund's Objective:
Seeks to provide high current income exempt from regular federal and Alabama state personal income taxes through a portfolio consisting primarily of Alabama municipal bonds.*

State Update

During the six-month period ended August 31, 1996, Alabama's general obligation bonds maintained a rating of AA from Standard & Poor's(R), a national rating agency.+ This high rating reflects Standard & Poor's positive assessment of Alabama's expanding and diversifying economy, low debt burden and conservative fiscal management.

Alabama's economy has continued to diversify in recent years, experiencing strong growth in high-tech, health care and business services. Aggressive economic development policies adopted by Alabama's legislature have encouraged growth throughout the state. Additionally, new and expanding companies have announced capital investments of approximately $9 billion over the past three years.++

GRAPHIC MATERIAL  OMITTED - SEE APPENDIX AT END OF DOCUMENT

Alabama historically has maintained very conservative fiscal policies, which have enabled the state to balance its financial operations. The state's overall net debt remains low, and the state has maintained adequate financial operations. Although the average personal-income level in Alabama still lags behind the national average, it has been growing by a moderate, average annual rate of 5.6% since 1991.++

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. +This does not indicate Standard & Poor's rating of the fund.
++Standard & Poor's Creditweek Municipal, 5/13/96.


Portfolio Notes
During the reporting period, we focused on your fund's core strategy: maximizing tax-free income distributions while preserving equity. In doing this, we purchased primarily high-grade bonds (A or better), because the slightly higher yields available on BBB-rated bonds were not enough to compensate for the extra credit risk.

To extend the portfolio's income earning potential, we also sold a percentage of the fund's pre-refunded bonds.** The proceeds were reinvested in bonds which offered good call protection.

**Pre-refunded bonds have a higher credit security and shorter maturity than they did when first issued, and thus tend to sell at higher prices. See page 6 for more information on pre-refunded bonds.

Franklin Alabama Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Utilities                                         26.8%
   Hospitals                                         15.0%
   General Obligation                                14.5%
   Industrial                                        10.3%
   Pre-Refunded                                      9.5%
   Housing                                           6.9%
   Health Care                                       5.8%
   Transportation                                    4.3%
   Education                                         3.4%
   Other Revenue                                     2.7%
   Certificates of Participation                      .8%

For a complete list of portfolio holdings, please see page 66.

Performance Summary
Class I
The Franklin Alabama Tax-Free Income Fund's share price, as measured by net asset value, decreased 21 cents from $11.73 on February 29, 1996, to $11.52 on August 31, 1996.

At the end of this reporting period, your fund's distribution rate was 5.49%, based on an annualization of the current monthly dividend of 5.5 cents ($0.055) per share and the maximum offering price of $12.03 on August 31, 1996. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Alabama state personal income tax bracket of 42.6% would need to earn 9.57% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin Alabama Tax-Free Income Fund - Class I
   Dividend Distributions 3/1/96 - 8/31/96+

                                                Dividend
   Month                                        per Share
   March                                        5.5 cents
   April                                        5.5 cents
   May                                          5.5 cents
   June                                         5.5 cents
   July                                         5.5 cents
   August                                       5.5 cents
   Total                                       33.0 cents

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

Franklin Alabama Tax-Free Income Fund - Class I

Periods ended August 31, 1996

                                                                     Since
                                                                  Inception
                                                 1-Year   5-Year   (9/1/87)
Cumulative Total Return1                           5.79%  42.01%     98.97%
Average Annual Total Return2                       1.31%   6.34%      7.41%
Distribution Rate3                       5.49%
Taxable Equivalent Distribution Rate4    9.57%
30-Day Standardized Yield5               5.03%
Taxable Equivalent Yield4                8.77%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.5 cent per share monthly dividend and the maximum offering price of $12.03 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Alabama state personal income tax rate of 42.6%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Class II

The Franklin Alabama Tax-Free Income Fund's share price, as measured by net asset value, decreased by 21 cents from $11.77 on February 29, 1996, to $11.56 on August 31, 1996.

At the end of this reporting period, your fund's distribution rate was 5.05%, based on an annualization of the current monthly dividend of 4.92 cents ($0.0492) per share and the offering price of $11.68 on August 31, 1996. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment.

For example, an investor in the maximum combined federal and Alabama state personal income tax bracket of 42.6% would need to earn 8.8% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin Alabama Tax-Free Income Fund - Class II
   Dividend Distributions 3/1/96 - 8/31/96+

                                               Dividend
   Month                                       per Share
   March                                       4.91 cents++
   April                                       4.93 cents
   May                                         4.93 cents
   June                                        4.93 cents
   July                                        4.92 cents
   August                                      4.92 cents
   Total                                      29.54 cents

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

++The March dividend includes both a regular dividend of 4.93 cents per share, which increased from 4.9 cents, and an adjustment of -.02 cents to reconcile the 12b-1 differential between Class I and Class II shares.

Franklin Alabama Tax-Free Income Fund - Class II

Periods ended August 31, 1996

                                                                    Since
                                                                  Inception
                                                         1-Year   (5/1/95)
Cumulative Total Return1                                    5.33%   8.70%
Average Annual Total Return2                                3.25%   4.94%
Distribution Rate3                                5.05%
Taxable Equivalent Distribution Rate4             8.80%
30-Day Standardized Yield5                        4.60%
Taxable Equivalent Yield4                         8.02%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the 4.92 cent per share monthly dividend and the offering price of $11.68 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Alabama state personal income tax rate of 42.6%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your Fund's Objective:
Seeks to provide high current income exempt from regular federal tax through a portfolio consisting primarily of Florida municipal bonds.* In addition, the fund's shares are free from Florida's annual intangibles tax.

State Update
During the six-month period ended August 31, 1996, Florida's general obligation bonds maintained a rating of AA from Standard & Poor's(R), a national rating agency.+ This high rating reflects Standard & Poor's assessment of Florida's expanding service-based economy, moderate debt level and sound financial management.

Florida's economy continued to expand with steady growth in both employment and population. The state's employment is expected to grow moderately through 1996, slightly outpacing the national average. More than 64% of the state's work force is tied to the service, construction and trade sectors -- industries leading the state in terms of growth.++

While Florida's 1996 fiscal-year budget emphasized spending on public protection, the budget for 1997 will focus spending on education and human services programs. We believe the state's consistent economic performance and well-managed fiscal program should continue to provide a favorable environment for municipal investments.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. +This does not indicate Standard & Poor's rating of the fund.
++Standard & Poor's Creditweek Municipal, 7/22/96.

Portfolio Notes

During the reporting period, we focused primarily on purchasing higher-grade bonds (A or better), since the higher yields on BBB-rated bonds were not enough to justify their added credit risk. To extend the fund's income-earning ability, we also sold a percentage of our pre-refunded bonds.** The proceeds were reinvested in bonds which offered good call protection. This strategy maintained the fund's weighted-average life-to-first-call of six years.

**Pre-refunded bonds have a higher credit security and shorter maturity than they did when first issued, and thus tend to sell at higher prices. See page 6 for more information on pre-refunded bonds.

   Franklin Florida Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996

   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Utilities                                         24.5%
   Transportation                                    13.6%
   Pre-Refunded                                      13.3%
   Hospitals                                         10.8%
   Special Assessment                                9.0%
   Housing                                           8.1%
   Certificates of Participation                     5.8%
   Other Revenue                                     4.6%
   General Obligation                                2.9%
   Miscellaneous                                     2.5%
   Health Care                                       1.7%
   Education                                         1.4%
   Sales Tax                                         1.4%
   Industrial                                        .4%

For a complete list of portfolio holdings, please see page 70.

Performance Summary

Class I
The Franklin Florida Tax-Free Income Fund's share price, as measured by net asset value, decreased 25 cents from $11.69 on February 29, 1996, to $11.44 on August 31, 1996.

At the end of this reporting period, your fund's distribution rate was 5.72%, based on an annualization of the current monthly dividend of 5.7 cents ($0.057) per share and the maximum offering price of $11.95 on August 31, 1996. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 9.47% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin Florida Tax-Free Income Fund - Class I
   Dividend Distributions 3/1/96 - 8/31/96+

                                                Dividend
   Month                                        per Share
   March                                        5.7 cents
   April                                        5.7 cents
   May                                          5.7 cents
   June                                         5.7 cents
   July                                         5.7 cents
   August                                       5.7 cents
   Total                                       34.2 cents

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

Franklin Florida Tax-Free Income Fund - Class I

Periods ended August 31, 1996

                                                                    Since
                                                                 Inception
                                                1-Year  5-Year   (9/1/87)
Cumulative Total Return1                         5.03%  42.32%    104.05%
Average Annual Total Return2                     0.59%   6.39%      7.72%
Distribution Rate3                     5.72%
Taxable Equivalent Distribution Rate4  9.47%
30-Day Standardized Yield5             4.94%
Taxable Equivalent Yield4              8.18%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.7 cent per share monthly dividend and the maximum offering price of $11.95 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum federal personal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results. Past expense reductions by the fund's manager increased the fund's total returns.

Class II

The Franklin Florida Tax-Free Income Fund's share price, as measured by net asset value, decreased 26 cents from $11.76 on February 29, 1996, to $11.50 on August 31, 1996.

At the end of this reporting period, your fund's distribution rate was 5.24%, based on an annualization of the current monthly dividend of 5.07 cents ($0.0507) per share and the offering price of $11.62 on August 31, 1996. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal personal income tax bracket of 39.6% would need to earn 8.68% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin Florida Tax-Free Income Fund - Class II
   Dividend Distributions 3/1/96 - 8/31/96+

                                               Dividend
   Month                                       per Share
   March                                       5.18 cents++
   April                                       5.13 cents
   May                                         5.13 cents
   June                                        5.13 cents
   July                                        5.07 cents
   August                                      5.07 cents
   Total                                      30.71 cents

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

++The March dividend includes both a regular dividend of 5.13 cents per share, which increased from 5.1 cents, and an adjustment of +.05 cents to reconcile the 12b-1 differential between Class I and Class II shares.

Franklin Florida Tax-Free Income Fund - Class II

Periods ended August 31, 1996

                                                                    Since
                                                                  Inception
                                                         1-Year   (5/1/95)
Cumulative Total Return1                                   4.37%    8.37%
Average Annual Total Return2                               2.32%    4.70%
Distribution Rate3                                5.24%
Taxable Equivalent Distribution Rate4             8.68%
30-Day Standardized Yield5                       4.25%
Taxable Equivalent Yield4                         7.04%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the 5.07 cent per share monthly dividend and the offering price of $11.62 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum federal personal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your Fund's Objective:
Seeks to provide high current income exempt from regular federal and Georgia state personal income taxes through a portfolio consisting primarily of Georgia municipal bonds.*

State Update

During the six-month period ended August 31, 1996, Georgia's general obligation bonds received a rating of AA+ from Standard & Poor's(R), a national rating agency.+ This positive rating reflects Standard & Poor's assessment of Georgia's improved financial position, moderate debt levels, conservative fiscal management and healthy economy.++

Georgia's recovery from the 1989 recession has been steady and sustainable. Over the past several years, the state's employment growth has been better than Southern regional trends. Employment is expected to increase 2.3% in 1996, with the services, trade and construction sectors contributing to much of the growth.++ Longer term, job growth is expected to be moderate, yet remain above the national average.

Historically, Georgia has maintained moderate debt levels, and current debt-service costs represent approximately 5% of future operating expenditures. Stronger economic performance and conservative fiscal management have allowed Georgia to generate a general fund surplus each year since 1993. We believe Georgia's economy should continue these positive trends through the remainder of the 1990s.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. +This does not represent Standard & Poor's rating of the fund.
++Source: Standard & Poor's Creditweek Municipal, 5/6/96.

Portfolio Notes

The fund remained fully invested during the reporting period, adding high-quality bonds. There were fewer new issues offered during the six-month period, which reflects a national trend that seems to be spurred by efforts to cut taxes. This low supply, combined with a larger number of current issues being called or maturing, resulted in a supply-demand imbalance that reduced the difference between yields on lower- and higher-rated issues.

By purchasing the higher-quality issues, we maintained a competitive yield and improved the portfolio's credit quality. As of August 31, 1996, 80.5% of the fund was invested in AAA and AA bonds. Additionally, we continued to sell lower-yielding bonds and, when possible, replaced them with higher-yielding issues.

Our investment strategy is to focus the fund's purchases on issues selling at a slight discount. We feel this approach should afford our investors high overall income and a relatively steady share value.

   Franklin Georgia Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Utilities                                         26.1%
   Housing                                           10.8%
   Pre-Refunded                                      10.1%
   Hospitals                                         9.8%
   General Obligation                                8.2%
   Industrial                                        8.0%
   Education                                         7.0%
   Transportation                                    6.2%
   Sales Tax                                         5.1%
   Other Revenue                                     4.2%
   Certificates of Participation                     3.7%
   Health Care                                       .8%

For a complete list of portfolio holdings, please see page 80.

Performance Summary

Class I
The Franklin Georgia Tax-Free Income Fund's share price, as measured by net asset value, decreased 21 cents from $11.88 on February 29, 1996, to $11.67 on August 31, 1996.

At the end of this reporting period, your fund's distribution rate was 5.22%, based on an annualization of the current monthly dividend of 5.3 cents ($0.053) per share and the maximum offering price of $12.19 on August 31, 1996. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Georgia state personal income tax bracket of 43.2% would need to earn 9.19% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin Georgia Tax-Free Income Fund - Class I
   Dividend Distributions 3/1/96 - 8/31/96+

                                                Dividend
   Month                                        per Share
   March                                        5.5 cents
   April                                        5.5 cents
   May                                          5.5 cents
   June                                         5.5 cents
   July                                         5.5 cents
   August                                       5.5 cents++
   Total                                       33.0 cents

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

++Due to reduced income earned by the fund, the monthly dividend was adjusted from 5.5 cents ($0.055) to 5.3 cents ($0.053) per share on August 22, 1996. The 8/31/96 distribution rate has been calculated using the new dividend.

Franklin Georgia Tax-Free Income Fund - Class I

Periods ended August 31, 1996

                                                                  Since
                                                                Inception
                                                1-Year  5-Year   (9/1/87)
Cumulative Total Return1                         5.10%  40.71%     99.65%
Average Annual Total Return2                     0.64%   6.15%      7.46%

Distribution Rate3                     5.22%
Taxable Equivalent Distribution Rate4  9.19%
30-Day Standardized Yield5             4.65%
Taxable Equivalent Yield4              8.19%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.3 cent per share monthly dividend and the maximum offering price of $12.19 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Georgia state personal income tax rate of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Class II

The Franklin Georgia Tax-Free Income Fund's share price, as measured by net asset value, decreased 20 cents from $11.92 on February 29, 1996, to $11.72 on August 31, 1996.

At the end of this reporting period, your fund's distribution rate was 4.51%, based on an annualization of the current monthly dividend of 4.45 cents ($0.0445) per share and the offering price of $11.84 on August 31, 1996. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Georgia state personal income tax bracket of 43.2% would need to earn 7.94% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin Georgia Tax-Free Income Fund - Class II
   Dividend Distributions 3/1/96 - 8/31/96+

                                               Dividend
   Month                                       per Share
   March                                      5.09 cents++
   April                                      4.93 cents
   May                                        4.93 cents
   June                                       4.93 cents
   July                                       4.65 cents
   August                                     4.65 cents+++
   Total                                     29.18 cents

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

++The March dividend includes both a regular dividend of 4.92 cents per share, which increased from 4.9 and an adjustment of +.17 cents to reconcile the 12b-1 differential between Class I and Class II shares.

+++Due to reduced income earned by the fund, the monthly dividend was adjusted from 4.65 cents ($0.0465) to 4.45 cents ($0.0445) per share on August 22, 1996.
The 8/31/96 distribution rate has been calculated using the new dividend.


Franklin Georgia Tax-Free Income Fund - Class II
Periods ended August 31, 1996

                                                                      Since
                                                                    Inception
                                                           1-Year   (5/1/95)
Cumulative Total Return1                                      4.60%   8.09%
Average Annual Total Return2                                  2.56%   4.44%
Distribution Rate3                                  4.51%
Taxable Equivalent Distribution Rate4               7.94%
30-Day Standardized Yield5                          4.23%
Taxable Equivalent Yield4                           7.45%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the 4.45 cent per share monthly dividend and the offering price of $11.84 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Georgia state personal income tax rate of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your Fund's Objective:
Seeks to provide high current income exempt from regular federal and Kentucky state personal income taxes through a portfolio consisting primarily of Kentucky municipal bonds.*

Commonwealth Update

During the six-month period ended August 31, 1996, Kentucky's Infrastructure Authority issues maintained an A- rating and its State Property & Building Commission issues an A+, from Standard & Poor's(R), a national rating agency.+ The ratings on these appropriation-backed issues (Kentucky no longer issues general obligation debt) are based on Standard & Poor's assessment of Kentucky's steadily growing economic base, improving financial position and manageable debt load.

Since 1993, when Standard & Poor's issued a negative outlook on Kentucky's debt, the commonwealth has made balancing its budget a top priority. Its financial performance has continually improved, and the commonwealth now has a healthy reserve. Although still fairly dependent upon agriculture and heavy manufacturing, Kentucky's economy is moving more into services and modern manufacturing. The commonwealth offers several benefits attractive to businesses including a low cost-structure, pro-business regulatory environment and high quality of life.++

GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. +This does not indicate Standard & Poor's rating of the fund.
++Source: Standard & Poor's Creditweek Municipal, 7/15/96.


The supply of Kentucky municipal bonds in the first half of 1996 was $485.7 million -- just under one-third the debt issued for all of 1995. Because the demand for Kentucky's bonds is expected to outweigh the supply, we believe Kentucky's municipal bonds will remain attractive investments.


   Franklin Kentucky Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Utilities                                         20.4%
   Hospitals                                         13.8%
   Other Revenue                                     13.6%
   Housing                                           13.2%
   Transportation                                    10.4%
   Education                                          9.8%
   Industrial                                         9.3%
   Certificates of Participation                     7.5%
   General Obligation                                1.1%
   Pre-Refunded                                      .9%

For a complete list of portfolio holdings, please see page 84.
Portfolio Notes

During the six-month reporting period, roughly 38% of Kentucky's bonds that came to market were insured. Since the slightly higher yields on lower-quality issues were not enough to justify the added credit risk, we took advantage of the situation by purchasing many insured bonds. As of August 31, more than 54% of your fund was invested in issues rated AAA, and 42% of the issues were insured.

We found two of the most attractive opportunities in the primary market (new issues). These two issues were the Kenton County for Cincinnati-Northern Kentucky Airport and the Kentucky Single Family Housing bonds.

By employing Franklin's philosophy of investing for current income, we also increased the average yield of the portfolio slightly from 6.14% on February 29, 1996, to 6.17% on August 31, 1996.

Performance Summary

The Franklin Kentucky Tax-Free Income Fund's share price, as measured by net asset value, decreased 25 cents from $11.04 on February 29, 1996, to $10.79 on August 31, 1996. At the end of this reporting period, the fund's distribution rate was 5.43%, based on an annualization of the current monthly dividend of 5.1 cents ($0.0510) per share and the maximum offering price of $11.27 on August 31, 1996. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Kentucky state personal income tax bracket of 43.2% would need to earn 9.56% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin Kentucky Tax-Free Income Fund
   Dividend Distributions (3/1/96 - 8/31/96)+

                                                Dividend
   Month                                        per Share
   March                                        5.1 cents
   April                                        5.1 cents
   May                                          5.1 cents
   June                                         5.1 cents
   July                                         5.1 cents
   August                                       5.1 cents
   Total                                       30.6 cents

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

Franklin Kentucky Tax-Free Income Fund
Periods ended August 31, 1996

                                                                   Since
                                                                 Inception
                                                 1-Year  3-Year  (10/12/91)
 Cumulative Total Return1                         5.73%  13.29%     40.73%
 Average Annual Total Return2                     1.22%   2.76%      6.29%
 Distribution Rate3                     5.43%
 Taxable Equivalent Distribution Rate4  9.56%
 30-Day Standardized Yield5             5.41%
 Taxable Equivalent Yield4              9.53%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges. See Note below.


2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.1 cent per share monthly dividend and the maximum offering price of $11.27 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Kentucky state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of the management fees, which reduces operating expenses and increases distribution rate, yield, and total return to shareholders. Without this waiver, the fund's distribution rate would have been lower, and yield for the period would have been 4.94%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your Fund's Objective:
Seeks to provide high current income exempt from regular federal and Louisiana state personal income taxes through a portfolio consisting primarily of Louisiana municipal bonds.*

State Update

During the six-month period ended August 31, 1996, Louisiana's general obligation debt maintained its A- rating from Standard & Poor's(R), a national rating agency.+ The rating is based on Standard & Poor's assessment of Louisiana's moderately high debt and cyclical economy.

Since 1988, Louisiana's economic profile has improved from the sharp downturn caused by the collapse of the oil and gas industry in the early- to mid-1980s. However, industrial diversity remains below average, and the state is heavily reliant on the oil and gas industry for employment. On a per-capita basis, Louisiana's income level is only 87% of the national average, while its per-capita debt ($837) is nearly twice the national median of $431.++

Louisiana has experienced better-than-expected economic performance, which has allowed the state to reduce some of its debt. The current estimates of 1996 revenues appear to be ahead of budget, and the state also received a much-needed budget relief in the form of continued federal Medicaid funding.

GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Looking forward, we expect Louisiana's financial position to continue to improve as its economy further stabilizes.

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. +This does not indicate Standard & Poor's rating of the fund.
++Source: Moody's Municipal Credit Report, 5/21/96.

Portfolio Notes

We concentrated purchases during the six-month reporting period in AAA-rated bonds, since the slightly higher yields available on BBB-rated bonds were not enough to justify the extra credit risk. On August 31, 56% of the fund was invested in AAA securities.

We increased our holdings in high essential-use education bonds from 1% to 8.3% of total long-term investments. During the last six months, we participated in issues of Louisiana State University and Tulane University. As rates on the 30-year Treasury bond rose from 6.48% to 7.13%, our income-oriented approach to tax-free investing helped the fund perform well.

   Franklin Louisiana Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Utilities                                         21.8%
   Pre-Refunded                                      16.9%
   Housing                                           15.6%
   Hospitals                                         10.7%
   Other Revenue                                     9.9%
   Education                                         8.3%
   Industrial                                        6.5%
   Sales Tax Bonds                                   4.2%
   General Obligation                                3.6%
   Certificates of Participation                     1.5%
   Transportation                                    1.0%

For a complete list of portfolio holdings, please see page 87.

Performance Summary

Class I
The Franklin Louisiana Tax-Free Income Fund's share price, as measured by net asset value, decreased 17 cents from $11.32 on February 29, 1996, to $11.15 on August 31, 1996.

At the end of this reporting period, your fund's distribution rate was 5.57%, based on an annualization of the current monthly dividend of 5.4 cents ($0.054) per share and the maximum offering price of $11.64 on August 31, 1996. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Louisiana state personal income tax bracket of 43.2% would need to earn 9.81% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin Louisiana Tax-Free Income Fund - Class I
   Dividend Distributions 3/1/96 - 8/31/96+

                                                Dividend
   Month                                        per Share
   March                                        5.4 cents
   April                                        5.4 cents
   May                                          5.4 cents
   June                                         5.4 cents
   July                                         5.4 cents
   August                                       5.4 cents
   Total                                       32.4 cents

GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

Franklin Louisiana Tax-Free Income Fund - Class I
Periods ended August 31, 1996

                                                                     Since
                                                                   Inception
                                                  1-Year  5-Year   (9/1/87)
Cumulative Total Return1                           5.81%  39.21%     97.60%
Average Annual Total Return2                       1.27%   5.92%      7.33%
Distribution Rate3                       5.57%
Taxable Equivalent Distribution Rate4    9.81%
30-Day Standardized Yield5               5.06%
Taxable Equivalent Yield4                8.91%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.4 cent per share monthly dividend and the maximum offering price of $11.64 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Louisiana state personal income tax rate of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Class II

The Franklin Louisiana Tax-Free Income Fund's share price, as measured by net asset value, decreased 17 cents from $11.37 on February 29, 1996, to $11.20 on August 31, 1996.

At the end of this reporting period, your fund's distribution rate was 5.22%, based on an annualization of the current monthly dividend of 4.92 cents ($.0492) per share and the offering price of $11.31 on August 31, 1996. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Louisiana state personal income tax bracket of 43.2% would need to earn 9.19% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin Louisiana Tax-Free Income Fund - Class II
   Dividend Distributions 3/1/96 - 8/31/96+

                                               Dividend
   Month                                       per Share
   March                                       4.85 cents++
   April                                       4.85 cents
   May                                         4.85 cents
   June                                        4.85 cents
   July                                        4.92 cents
   August                                      4.92 cents
   Total                                      29.24 cents

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.
++Increased from 4.8 cents per share.

Franklin Louisiana Tax-Free Income Fund - Class II
Periods ended August 31, 1996

                                                                    Since
                                                                  Inception
                                                         1-Year   (5/1/95)
Cumulative Total Return1                                    5.25%   8.83%
Average Annual Total Return2                                3.24%   5.01%
Distribution Rate3                                5.22%
Taxable Equivalent Distribution Rate4             9.19%
30-Day Standardized Yield5                        4.67%
Taxable Equivalent Yield4                         8.22%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the 4.92 cent per share monthly dividend and the offering price of $11.31 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Louisiana state personal income tax rate of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your Fund's Objective:
Seeks to provide high current income exempt from regular federal and Maryland state personal income taxes through a portfolio consisting primarily of Maryland municipal bonds.*

State Update

During the six-month period ended August 31, 1996, Maryland's general obligation bonds maintained the highest rating -- AAA -- from Standard & Poor's(R), a national rating agency.+ This high rating reflects Standard & Poor's favorable outlook on Maryland's diverse economy, relatively low unemployment, sound fiscal policy and manageable debt burden.

Maryland's diverse economy is led by three sectors: services (31.7% of total employment), trade (24.3%) and government (19.4%).++ Although the state's unemployment rate remains below the national average, job losses in key sectors, such as financial services and federal government, have affected employment and economic growth in 1996. Nonetheless, Maryland's conservative financial management has allowed it to increase its financial reserves. We believe Maryland's prudent financial and debt management makes its municipal bonds attractive investments.

GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. +This does not indicate Standard & Poor's rating of the fund.
++Standard & Poor's Creditweek Municipal, 6/10/96.

Portfolio Notes

During the six-month reporting period, we focused on purchasing primarily higher-grade bonds (A or better), since we believed the slightly higher yields available on BBB-rated bonds were not enough to compensate for the added credit risk. We also reduced the percentage of pre-refunded bonds** in the portfolio somewhat dramatically, from 20.5% in February to 11.1% on August 31, 1996. The proceeds from selling these bonds were reinvested to help improve the fund's call protection and its income-earning ability. This strategy increased the weighted-average life-to-first-call of the fund from 6.61 years on February 29, 1996, to 6.83 years on August 31, 1996.

**Pre-refunded bonds have a higher credit security and shorter maturity than they did when first issued, and thus tend to sell at higher prices. See page 6 for more information on pre-refunded bonds.

   Franklin Maryland Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Housing                                           22.8%
   Utilities                                         20.5%
   Other Revenue                                     13.0%
   Pre-Refunded                                      11.1%
   Hospitals                                         9.2%
   Certificates of Participation                     7.3%
   Education                                         6.7%
   General Obligation                                5.1%
   Transportation                                    4.3%

For a complete list of portfolio holdings, please see page 91.
Performance Summary

Class I
The Franklin Maryland Tax-Free Income Fund's share price, as measured by net asset value, decreased 25 cents from $11.38 on February 29, 1996, to $11.13 on August 31, 1996.

At the end of this reporting period, your fund's distribution rate was 5.37%, based on an annualization of the current monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $11.62 on August 31,

1996. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Maryland state personal income tax bracket of 44.4% would need to earn 9.66% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin Maryland Tax-Free Income Fund - Class I
   Dividend Distributions 3/1/96 - 8/31/96+

                                                Dividend
   Month                                        per Share
   March                                        5.2 cents
   April                                        5.2 cents
   May                                          5.2 cents
   June                                         5.2 cents
   July                                         5.2 cents
   August                                       5.2 cents
   Total                                       31.2 cents

GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

Franklin Maryland Tax-Free Income Fund - Class I
Periods ended August 31, 1996

                                                                     Since
                                                                   Inception
                                                 1-Year   5-Year   (10/3/88)
Cumulative Total Return1                          4.90%  42.14%     77.35%
Average Annual Total Return2                      0.42%   6.37%      6.92%
Distribution Rate3                      5.37%
Taxable Equivalent Distribution Rate4   9.66%
30-Day Standardized Yield5              5.04%
Taxable Equivalent Yield4               9.07%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $11.62 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Maryland state personal income tax rate of 44.4%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Class II

The Franklin Maryland Tax-Free Income Fund's share price, as measured by net asset value, decreased 24 cents from $11.44 on February 29, 1996, to $11.20 on August 31, 1996.

At the end of this reporting period, your fund's distribution rate was 4.9%, based on an annualization of the current monthly dividend of 4.62 cents ($0.0462) per share and the offering price of $11.31 on August 31, 1996. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Maryland state personal income tax bracket of 44.4% would need to earn 8.82% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin Maryland Tax-Free Income Fund - Class II
   Dividend Distributions 3/1/96 - 8/31/96+

                                               Dividend
   Month                                       per Share
   March                                       5.12 cents++
   April                                       4.65 cents
   May                                         4.65 cents
   June                                        4.65 cents
   July                                        4.62 cents
   August                                      4.62 cents
   Total                                      28.31 cents

GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

++The March dividend includes both a regular dividend of 4.65 cents per share and an adjustment of +.47 cents to reconcile the 12b-1 differential between Class I and Class II shares.

Franklin Maryland Tax-Free Income Fund - Class II
Periods ended August 31, 1996
                                                                      Since
                                                                    Inception
                                                           1-Year   (5/1/95)
Cumulative Total Return1                                      4.66%   9.32%
Average Annual Total Return2                                  2.66%   5.36%
Distribution Rate3                                  4.90%
Taxable Equivalent Distribution Rate4               8.82%
30-Day Standardized Yield5                          4.64%
Taxable Equivalent Yield4                           8.35%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the 4.62 cent per share monthly dividend and the offering price of $11.31 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Maryland state personal income tax rate of 44.4%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your Fund's Objective:
Seeks to provide high current income exempt from regular federal and Missouri state personal income taxes through a portfolio consisting primarily of Missouri municipal bonds.*

State Update

During the six-month period ended August 31, 1996, Missouri's general obligation debt maintained the highest possible AAA-rating from Standard & Poor's(R), a national rating agency.+ The rating is based on Standard & Poor's favorable assessment of Missouri's low debt burden, prudent fiscal management and diversified economy.

The state's economic expansion has outpaced the national average in terms of employment growth and increasing personal-income levels. Personal income is expected to increase 5.1% in 1996 and 4.4% in 1997.++ Behind this growth is an increase in service-sector jobs, primarily in health care, computer services and gaming.

The state's strong economic performance and prudent fiscal management have allowed Missouri's general fund to post its fourth year of surplus. Additionally, Missouri's reluctance to issue general obligation debt results in per-capita debt burden of only $247, nearly half the $431 national average.++

GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. +This does not indicate Standard & Poor's rating of the fund.
++Source: Standard & Poor's Creditweek Municipal, 3/18/96

Portfolio Notes

During the six-month reporting period, we focused on selling a percentage of the portfolio's pre-refunded bonds and reinvested the proceeds in bonds with better call protection. Our exposure to pre-refunded bonds decreased from 22.6% on February 29, 1996, to 13.9% on August 31, 1996, which maintained the weighted-average life-to-first-call at 6.54 years. This strategy was designed to extend the fund's income-earning potential.

Roughly 43% of Missouri's bonds that came to market during the reporting period were insured. Since the yields on lower-quality issues were not high enough to justify their added credit risk, we took advantage of this situation and purchased many insured bonds. As of August 31, 52.5% of the portfolio was invested in AAA securities, and approximately 40% of the issues were insured. Issues in which we participated included the Missouri Health and Educational Facilities for St. Louis University (insured), Missouri Environmental Facility for the State Revolving Fund, and the St. Louis Municipal Financial Corporation Lease Revenue Bond for the Justice Center (insured).

The supply of new Missouri bonds during the six-month period was $1.589 billion, about 77% of the total issued for all of 1995. Because the supply for the remainder of the year is expected to be low, Missouri bonds should remain attractive investments.

   Franklin Missouri Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Certificates of Participation                     24.0%
   Hospitals                                         14.5%
   Pre-Refunded                                      13.9%
   Utilities                                         10.0%
   Transportation                                     9.6%
   Housing                                            8.6%
   Other Revenue                                      7.8%
   Health Care                                        4.8%
   Industrial                                         2.2%
   Education                                          1.9%
   Tax Allocation Bonds                               1.4%
   General Obligation                                 1.3%

For a complete list of portfolio holdings, please see page 94.

Performance Summary

Class I
The Franklin Missouri Tax-Free Income Fund's share price, as measured by net asset value, decreased 27 cents from $11.94 on February 29, 1996, to $11.67 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.32%, based on an annualization of the current monthly dividend of 5.4 cents ($0.054) per share and the maximum offering price of $12.19 on August 31, 1996. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Missouri state personal income tax bracket of 43.2% would need to earn 9.37% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin Missouri Tax-Free Income Fund - Class I
   Dividend Distributions 3/1/96 - 8/31/96+

                                                Dividend
   Month                                        per Share
   March                                        5.4 cents
   April                                        5.4 cents
   May                                          5.4 cents
   June                                         5.4 cents
   July                                         5.4 cents
   August                                       5.4 cents
   Total                                       32.4 cents

GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

Franklin Missouri Tax-Free Income Fund - Class I
   Periods ended August 31, 1996

                                                                     Since
                                                                   Inception
                                                  1-Year  5-Year   (9/1/87)
Cumulative Total Return1                           5.52%  42.98%     99.76%
Average Annual Total Return2                       1.02%   6.49%      7.46%
Distribution Rate3                       5.32%
Taxable Equivalent Distribution Rate4    9.37%
30-Day Standardized Yield5               4.88%
Taxable Equivalent Yield4                8.59%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.4 cent per share monthly dividend and the maximum offering price of $12.19 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Missouri state personal income tax rate of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Class II

The Franklin Missouri Tax-Free Income Fund's share price, as measured by net asset value, decreased 27 cents from $11.97 on February 29, 1996, to $11.70 on August 31, 1996.

At the end of this reporting period, your fund's distribution rate was 4.98%, based on an annualization of the current monthly dividend of 4.91 cents ($0.0491) per share and the offering price of $11.82 on August 31, 1996. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Missouri state personal income tax bracket of 43.2% would need to earn 8.77% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin Missouri Tax-Free Income Fund - Class II
   Dividend Distributions 3/1/96 - 8/31/96+

                                               Dividend
   Month                                       per Share
   March                                       5.03 cents++
   April                                       4.82 cents
   May                                         4.82 cents
   June                                        4.82 cents
   July                                        4.91 cents
   August                                      4.91 cents
   Total                                      29.31 cents

GRAPHIC MATERIAL 24 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

++The March dividend includes both a regular dividend of 4.82 cents per share, which increased from 4.8 cents and an adjustment of +.21 cents to reconcile the 12b-1 differential between Class I and Class II shares.

Franklin Missouri Tax-Free Income Fund - Class II
Periods ended August 31, 1996

                                                                    Since
                                                                  Inception
                                                         1-Year   (5/1/95)
Cumulative Total Return1                                    5.00%   8.76%
Average Annual Total Return2                                2.95%   4.92%
Distribution Rate3                               4.98%
Taxable Equivalent Distribution Rate4             8.77%
30-Day Standardized Yield5                        4.48%
Taxable Equivalent Yield4                         7.89%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the 4.91 cent per share monthly dividend and the offering price of $11.82 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Missouri state personal income tax rate of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Your Fund's Objective:
Seeks to provide high current income exempt from regular federal and North Carolina state personal income taxes through a portfolio consisting primarily of North Carolina municipal bonds.*

State Update

During the six-month period ended August 31, 1996, North Carolina's general obligation bonds maintained the highest possible rating from Standard & Poor's(R) -- AAA.+ This high rating reflects Standard & Poor's favorable assessment of North Carolina's increasingly diversified economy, low debt levels and sound financial performance.

North Carolina's economy, historically dominated by textiles, furniture and tobacco, continues to diversify into financial services and trade industries. Two of the country's leading financial corporations, NationsBank and First Union, are headquartered in Charlotte, North Carolina. Through the remainder of the 1990s, the non-manufacturing industries (financial services, trade, construction) are expected to show the strongest growth.++

GRAPHIC MATERIAL 25 OMITTED - SEE APPENDIX AT END OF DOCUMENT

North Carolina's debt levels remain low on a per-capita basis. The state's efforts to cut expenditures and limit future spending growth should help balance its future infrastructure needs with expected revenues.

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. +This does not indicate Standard & Poor's rating of the fund.
++Standard & Poor's Creditweek Municipal, 4/8/96.

Portfolio Notes

During the six-month reporting period, we focused on your fund's core strategy: maximizing tax-free income distributions while preserving equity. We purchased primarily high-grade bonds (A or better), since we felt the slightly higher yields on BBB-rated bonds were not enough to compensate for the extra credit risk. On August 31, 1996, 89% of your fund was invested in high-grade bonds.

To extend the fund's income-earning potential, we also sold a number of pre-refunded bonds.** The proceeds were reinvested in bonds which offered improved call protection.

**Pre-refunded bonds have a higher credit security and shorter maturity than at first issue, and thus tend to sell at higher prices. See page 6 for more information on pre-refunded bonds.

   Franklin North Carolina Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Utilities                                         27.2%
   Housing                                           15.4%
   Certificates of Participation                     13.3%
   Hospitals                                         12.9%
   Pre-Refunded                                       8.2%
   Other Revenue                                      5.5%
   Industrial                                         5.0%
   General Obligation                                 4.8%
   Health Care                                        3.4%
   Education                                          3.2%
   Transportation                                     1.1%

For a complete list of portfolio holdings, please see page 99.

Performance Summary
Class I
The Franklin North Carolina Tax-Free Income Fund's share price, as measured by net asset value, decreased 22 cents from $11.75 on February 29, 1996, to $11.53 on August 31, 1996.

At the end of this reporting period, your fund's distribution rate was 5.18%, based on an annualization of the current monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $12.04 on August 31, 1996. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and North Carolina state personal income tax bracket of 44.3% would need to earn 9.30% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin North Carolina Tax-Free Income Fund -Class I
   Dividend Distributions 3/1/96 - 8/31/96+

                                                Dividend
   Month                                        per Share
   March                                        5.4 cents
   April                                        5.4 cents
   May                                          5.4 cents
   June                                         5.2 cents
   July                                         5.2 cents
   August                                       5.2 cents
   Total                                       31.8 cents

GRAPHIC MATERIAL 26 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

Franklin North Carolina Tax-Free Income Fund - Class I

Periods ended August 31, 1996

                                                                    Since
                                                                  Inception
                                                 1-Year  5-Year   (9/1/87)
Cumulative Total Return1                          5.26%  39.79%     98.71%
Average Annual Total Return2                      0.81%   6.00%      7.41%
Distribution Rate3                      5.18%
Taxable Equivalent Distribution Rate4   9.30%
30-Day Standardized Yield5              4.95%
Taxable Equivalent Yield4               8.88%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $12.04 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum federal personal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Class II

The Franklin North Carolina Tax-Free Income Fund's share price, as measured by net asset value, decreased 22 cents from $11.80 on February 29, 1996, to $11.58 on August 31, 1996.

At the end of this reporting period, your fund's distribution rate was 4.82%, based on an annualization of the current monthly dividend of 4.7 cents ($0.047) per share and the offering price of $11.70 on August 31, 1996. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and North Carolina state personal income tax bracket of 44.3% would need to earn 8.65% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin North Carolina Tax-Free Income Fund - Class II
   Dividend Distributions 3/1/96 - 8/31/96+

                                                Dividend
   Month                                        per Share
   March                                       5.05 cents++
   April                                       4.83 cents
   May                                         4.83 cents
   June                                        4.64 cents
   July                                        4.70 cents
   August                                      4.70 cents
   Total                                      28.75 cents

GRAPHIC MATERIAL 27 OMITTED - SEE APPENDIX AT END OF DOCUMENT

 +Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

++The March dividend includes both a regular dividend of 4.83 cents per share, which increased from 4.8 cents, and an adjustment of +.22 cents to reconcile the 12b-1 differential between Class I and Class II shares.

Franklin North Carolina Tax-Free Income Fund - Class II
Periods ended August 31, 1996

                                                                    Since
                                                                  Inception
                                                         1-Year   (5/1/95)
Cumulative Total Return1                                    4.74%   8.27%
Average Annual Total Return2                                2.68%   4.56%
Distribution Rate3                                4.82%
Taxable Equivalent Distribution Rate4             8.65%
30-Day Standardized Yield5                        4.57%
Taxable Equivalent Yield4                         8.20%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the 4.7 cent per share monthly dividend and the offering price of $11.70 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and North Carolina state personal income tax rate of 44.3%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN TEXAS TAX-FREE INCOME FUND

Your Fund's Objective:
Seeks to provide high current income exempt from regular federal income tax through a portfolio consisting primarily of Texas municipal bonds.*

State Update

During the six-month period ended August 31, 1996, Standard & Poor's(R), the national rating agency, held a positive outlook on Texas' general obligation debt, which maintained an AA rating.+ This strong rating is based on Standard & Poor's favorable outlook on the state's increasingly diversified economy, low debt levels, and positive employment and economic forecasts.

Texas continued to lead the nation in terms of economic expansion, adding more new jobs in 1995 (279,000) than any other state.++ Strong employment gains are expected to continue as the Texas economy diversifies from the oil and gas industry into other sectors including construction, high tech, services and trade. Over the next two years, many experts believe Texas' economy should continue to out-perform the rest of the nation.

Governor Bush continues to strive toward reforming the current state property-tax system. Currently, for a typical homeowner, property taxes equal about one-third of his/her total housing cost. At this time, the state is evaluating other ways to generate the annual $15.4 billion that comes from property taxes.

GRAPHIC MATERIAL 28 OMITTED - SEE APPENDIX AT END OF DOCUMENT

However, none of the proposed methods -- a business gross receipts tax, value added tax, or increased/ expanded sales tax -- seems to suffice. If state leaders find a suitable alternative, Texas could become the first state to operate without a property tax or state income tax.

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. +This does not indicate Standard & Poor's rating of the fund.
++Source: Standard & Poor's Credit Week Municipal, 6/17/96.

Portfolio Notes

During the reporting period, the spread between yields on higher-rated and lower-rated issues decreased. Therefore, we focused our efforts on purchasing AAA-rated bonds, since we felt the slightly higher yields available on BBB-rated bonds were not enough to compensate for the added credit risk. As of August 31, 1996, 69.8% of your fund was invested in AAA securities. Purchases also were concentrated in high essential-use utility and education bonds.

As of August 31, more than 25% of the fund was invested in electric utility revenue bonds, including the Austin Utilities, Red River Authority, and Sabine River Electric Revenue issues. Two of the educational issues we purchased were the Castlebury and Joshua Independent School District permanent school bonds.

We also sold a percentage of the portfolio's pre-refunded bonds** and reinvested the proceeds in bonds offering improved call protection. In doing this, we reduced the percentage of pre-refunded bonds from 18.9% on February 29, 1996, to 12% on August 31, 1996, and increased the fund's weighted-average life-to-first-call from 5.08 to 5.96 years. Additionally, our income-oriented approach to tax-free investing helped the fund perform well, as rates on the 30-year Treasury bond rose from 6.48% to 7.13% during the reporting period.+

   Franklin Texas Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Utilities                                         26.0%
   Industrial                                        12.1%
   Pre-Refunded                                      12.0%
   Education                                         11.1%
   Hospitals                                         10.4%
   Transportation                                    8.5%
   Other Revenue                                     8.2%
   Housing                                           6.8%
   Health Care                                       3.5%
   General Obligation                                1.4%

For a complete list of portfolio holdings, please see page 104.

**Pre-refunded bonds have a higher credit security and shorter maturity than they did at first issue, and thus tend to sell at a premium. See page 6 for more information on pre-refunded bonds.
+Source: Micropal.

Performance Summary
Class I
The Franklin Texas Tax-Free Income Fund's share price, as measured by net asset value, decreased 16 cents from $11.58 on February 29, 1996, to $11.42 on August 31, 1996.

At the end of this reporting period, your fund's distribution rate was 5.63%, based on an annualization of the current monthly dividend of 5.6 cents ($0.056) per share and the maximum offering price of $11.93 on August 31, 1996. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 9.32% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin Texas Tax-Free Income Fund - Class I
   Dividend Distributions 3/1/96 - 8/31/96+

                                                Dividend
   Month                                        per Share
   March                                        5.6 cents
   April                                        5.6 cents
   May                                          5.6 cents
   June                                         5.6 cents
   July                                         5.6 cents
   August                                       5.6 cents
   Total                                       33.6 cents

GRAPHIC MATERIAL 29 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

Franklin Texas Tax-Free Income Fund - Class I
Periods ended August 31, 1996

                                                                    Since
                                                                  Inception
                                                1-Year   5-Year   (9/1/87)
Cumulative Total Return1                         5.50%  41.64%    102.47%
Average Annual Total Return2                     1.01%   6.29%      7.62%
Distribution Rate3                     5.63%
Taxable Equivalent Distribution Rate4  9.32%
30-Day Standardized Yield5             4.75%
Taxable Equivalent Yield4              7.86%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.6 cent per share monthly dividend and the maximum offering price of $11.93 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum federal personal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Class II

The Franklin Texas Tax-Free Income Fund's share price, as measured by net asset value, decreased 15 cents from $11.68 on February 29, 1996, to $11.53 on August 31, 1996.

At the end of this reporting period, your fund's distribution rate was 5.20%, based on an annualization of the current monthly dividend of 5.05 cents ($0.0505) per share and the offering price of $11.65 on August 31, 1996. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment.

For example, an investor in the maximum federal personal income tax bracket of 39.6% would need to earn 8.61% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin Texas Tax-Free Income Fund - Class II
   Dividend Distributions 3/1/96 - 8/31/96+

                                               Dividend
   Month                                       per Share
   March                                       5.21 cents++
   April                                       5.04 cents
   May                                         5.04 cents
   June                                        5.04 cents
   July                                        5.05 cents
   August                                      5.05 cents
   Total                                      30.43 cents

GRAPHIC MATERIAL 30 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

++The March dividend includes both a regular dividend of 5.03 cents per share, which increased from 5.0 cents and an adjustment of +.18 cents to reconcile the 12b-1 differential between Class I and Class II shares.

Franklin Texas Tax-Free Income Fund - Class II
Periods ended August 31, 1996

                                                                    Since
                                                                  Inception
                                                         1-Year   (5/1/95)
Cumulative Total Return1                                    5.40%   9.54%
Average Annual Total Return2                                3.33%   5.54%
Distribution Rate3                                5.20%
Taxable Equivalent Distribution Rate4             8.61%
30-Day Standardized Yield5                        4.33%
Taxable Equivalent Yield4                         7.17%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the 5.05 cent per share monthly dividend and the offering price of $11.65 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum federal personal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your Fund's Objective:
Seeks to provide high current income exempt from regular federal and Virginia state personal income taxes through a portfolio consisting primarily of Virginia municipal bonds.*

Commonwealth Update

During the six-month reporting period, Virginia's general obligation bonds continued to receive the highest quality rating from both Moody's (Aaa) and Standard & Poor's(R) (AAA), two leading national rating agencies.ss. These high ratings are based on the rating agencies' favorable assessments of Virginia's low debt levels, sound financial management and increasingly diverse economic base.

Virginia has one of the lowest unemployment rates in the country and is expected to experience fairly strong employment growth over the next few years.+ The commonwealth's stable economy continues to shift its reliance on defense-related industries to service-related industries. The state has successfully attracted companies such as Motorola Inc., IBM and Toshiba, who will build major plants in Virginia over the next several years.++

In continuing its conservative debt-issuance policy, Virginia concentrated on funding essential purpose projects. The majority of the commonwealth's issuance has been for the construction of regional jail facilities, and to finance capital projects at educational and health facilities. The supply of Virginia municipal issues declined slightly for the reporting period, and the demand for Virginia bonds continued to be strong.

GRAPHIC MATERIAL 31 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. ss.This does not indicate Standard & Poor's rating of the fund.
+Source: Standard & Poor's Creditweek Municipal, 5/13/96.
++Source: Moody's Municipal Credit Report, 5/15/96.

Portfolio Notes

The fund participated in one of Virginia's largest issues brought to market during the reporting period, a $138-million issue by the Hampton Roads Regional Jail Project. As with many of our holdings, we purchased the Hampton Regional Jail Project bond in the primary market (as a new issue), which gave us the opportunity to create a more attractive structure for the portfolio.

An overall fund strategy during the last six months was to sell certain securities with shorter calls and replace them with securities offering better call protection. Increasing the call protection may help to extend the income-producing ability of the fund. We maintained your fund's high credit quality, which was more than 73% invested in AAA- and AA-rated securities on August 31, 1996.

   Franklin Virginia Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Utilities                                         19.1%
   Housing                                           18.0%
   Pre-Refunded                                      16.2%
   Hospitals                                         14.7%
   Transportation                                    11.6%
   Industrial                                         6.4%
   Education                                         4.8%
   Other Revenue                                     3.2%
   Certificates of Participation                     3.0%
   General Obligation                                2.0%
   Health Care                                       .6%
   Miscellaneous                                     .4%

For a complete list of portfolio holdings, please see page 108.

Performance Summary
Class I
The Franklin Virginia Tax-Free Income Fund's share price, as measured by net asset value, decreased 22 cents from $11.72 on February 29, 1996, to $11.50 on August 31, 1996.

At the end of this reporting period, your fund's distribution rate was 5.4%, based on an annualization of the current monthly dividend of 5.4 cents ($0.054) per share and the maximum offering price of $12.01 on August 31, 1996. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Virginia state personal income tax bracket of 43.1% would need to earn 9.49% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin Virginia Tax-Free Income Fund - Class I
   Dividend Distributions 3/1/96 - 8/31/96+

                                                Dividend
   Month                                        per Share
   March                                        5.4 cents
   April                                        5.4 cents
   May                                          5.4 cents
   June                                         5.4 cents
   July                                         5.4 cents
   August                                       5.4 cents
   Total                                       32.4 cents

GRAPHIC MATERIAL 32 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

Franklin Virginia Tax-Free Income Fund - Class I
Periods ended August 31, 1996

                                                                    Since
                                                                  Inception
                                                 1-Year  5-Year   (9/1/87)
 Cumulative Total Return1                         5.15%  41.98%    100.73%
 Average Annual Total Return2                     0.71%   6.34%      7.52%
 Distribution Rate3                     5.40%
 Taxable Equivalent Distribution Rate4  9.49%
 30-Day Standardized Yield5             4.84%
 Taxable Equivalent Yield4              8.51%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.4 cent per share monthly dividend and the maximum offering price of $12.01 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Virginia state personal income tax rate of 43.1%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Class II

The Franklin Virginia Tax-Free Income Fund's share price, as measured by net asset value, decreased 22 cents from $11.77 on February 29, 1996, to $11.55 on August 31, 1996.

At the end of this reporting period, your fund's distribution rate was 4.99%, based on an annualization of the current monthly dividend of 4.85 cents ($0.0485) per share and the offering price of $11.67 on August 31, 1996. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Virginia state personal income tax bracket of 43.1% would need to earn 8.77% from a taxable investment to match the fund's tax-free distribution rate.

   Franklin Virginia Tax-Free Income Fund - Class II
   Dividend Distributions 3/1/96 - 8/31/96+

                                               Dividend
   Month                                       per Share
   March                                       4.92 cents++
   April                                       4.83 cents
   May                                         4.83 cents
   June                                        4.83 cents
   July                                        4.85 cents
   August                                      4.85 cents
   Total                                      29.11 cents

GRAPHIC MATERIAL 33 OMITTED - SEE APPENDIX AT END OF DOCUMENT

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

++The March dividend includes both a regular dividend of 4.83 cents per share, which increased from 4.8 cents, and an adjustment of +.09 cents to reconcile the 12b-1 differential between Class I and Class II shares.

Franklin Virginia Tax-Free Income Fund - Class II
Periods ended August 31, 1996

                                                                    Since
                                                                  Inception
                                                         1-Year   (5/1/95)
Cumulative Total Return1                                    4.51%   8.61%
Average Annual Total Return2                                2.46%   4.87%
Distribution Rate3                                4.99%
Taxable Equivalent Distribution Rate4             8.77%
30-Day Standardized Yield5                        4.43%
Taxable Equivalent Yield4                         7.79%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the 4.85 cent per share monthly dividend and the offering price of $11.67 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Virginia state personal income tax rate of 43.1%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.






FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Alabama Tax-Free Income Fund                                                                (Note 1)
                 Long Term Investments 97.9%

 $ 1,500,000     Alabama Building Renovation Financing Authority Revenue, 7.45%, 09/01/11......................     $ 1,656,615
      75,000     Alabama HFA, MF Residential Development, Bragg, Series B, 7.75%, 07/15/31.....................          77,895
                 Alabama HFA, SFMR, GNMA Secured,
     490,000      Series A, 7.50%, 10/01/10....................................................................         512,726
     125,000      Series A, 8.00%, 10/01/20....................................................................         129,709
   3,440,000      Series A-1, 6.50%, 04/01/17..................................................................       3,500,922
   1,225,000      Series A-2, 6.80%, 04/01/25..................................................................       1,266,662
     285,000      Series C, 7.45%, 10/01/21....................................................................         292,689
   1,090,000      Series C-2, 7.75%, 04/01/22 .................................................................       1,145,143
   1,395,000     Alabama Judicial Building Authority Revenue, Judicial Facilities Project, AMBAC Insured,
                 7.25%, 01/01/14 ..............................................................................       1,498,649
   4,500,000     Alabama State Docks Department, Docks Facilities Revenue, MBIA Insured, 6.30%, 10/01/21.......       4,552,830
     250,000     Alabama State University Dormitory Revenue, Pre-Refunded, 8.00%, 01/01/14 ....................         275,710
   3,200,000     Alabama Water Pollution Control Authority, Revolving Fund Loan, Series B, 7.75%, 08/15/12.....       3,386,880
   2,215,000     Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 09/01/14 ........................       2,318,330
     750,000     Albertville GO, Warrants, MBIA Insured, 7.00%, 04/01/11 ......................................         808,493
     115,000     Alexander City GO, Warrants, Refunding, Series 1988, Pre-Refunded, 7.90%, 05/01/08............         120,166
   2,000,000     Alexander City Utility Revenue, Warrants, FSA Insured, 6.20%, 08/15/10 .......................       2,089,160
     250,000     Anniston Regional Medical Center Board, Hospital Revenue, Refunding, Northeast Alabama
                  Regional Medical Center Project, Series A, 7.70%, 07/01/08...................................         255,875
   1,000,000     Athens Electric Revenue, Warrants, MBIA Insured, 6.00%, 06/01/25 .............................       1,004,600
   1,500,000     Athens Water and Sewer Revenue, Warrants, AMBAC Insured, 6.10%, 08/01/18......................       1,542,540
   1,550,000     Auburn Governmental Utility Services Corp., Waste Water Revenue, Merscot-Auburn L.P.,
                  FGIC Insured, 7.30%, 01/01/12 ...............................................................       1,652,796
   2,000,000     Auburn University General Fee Revenue, Refunding, 7.00%, 06/01/11.............................       2,193,100
   1,000,000     Bessemer Medical Clinic Board Revenue, Refunding, Bessemer Carraway Center, Series A,
                  MBIA Insured, 7.25%, 04/01/15 ...............................................................       1,075,510
     500,000     Birmingham Airport Authority Revenue, Series 1990-A, AMBAC Insured, 7.375%, 07/01/10..........         547,595
   1,870,000     Birmingham Baptist Medical Center, Special Care Facilities Financing Authority Revenue,
                  Series A, MBIA Insured, 7.00%, 01/01/21 .....................................................       2,000,750
                 Birmingham GO, Refunding,
     145,000      8.00%, 10/01/15 .............................................................................         152,394
   1,000,000      Series B, 6.25%, 04/01/12 ...................................................................       1,037,740
   1,000,000      Series B, 6.25%, 04/01/16 ...................................................................       1,031,530
                 Birmingham-Jefferson Civic Center Authority, Special Tax, Capital Outlay,
     285,000      7.40%, 01/01/08 .............................................................................         305,070
     640,000      7.25%, 01/01/12 .............................................................................         667,571
   1,200,000     Birmingham Special Care Facilities Financing Authority Revenue, Health Care Medical Center East,
                  MBIA Insured, 7.00%, 07/01/12 ...............................................................       1,295,268
   2,000,000     Birmingham Special Care Facilities Financing Authority Revenue, Refunding, Medical Center East,
                  MBIA Insured, 7.25%, 07/01/15 ...............................................................       2,041,780
   3,250,000     Camden IDB, PCR, Facilities Revenue, Refunding, MacMillian Bloedel Project, Series A,
                  7.75%, 05/01/09 .............................................................................       3,483,318
     500,000     Citronelle IDB, PCR, Stauffer Chemical Project, Guaranteed by Imperial Chemical Plc.,
                  Series 1982, 8.00%, 12/01/12 ................................................................         557,545
   1,750,000     Colbert County Health Care Authority, Helen Keller Hospital, 8.75%, 06/01/09..................       1,897,333
                 Columbia IDB, PCR, Refunding, Alabama Power Co. Project,
   5,000,000      AMBAC Insured, 6.50%, 09/01/23 ..............................................................       5,182,450
     105,000      Farley Keller Hospital, Series G, 7.40%, 11/01/16 ...........................................         107,292
                 Courtland IDB, Solid Waste Disposal Revenue, Champion International Corp. Project,
     505,000      7.75%, 01/01/20 .............................................................................         537,764
   5,000,000      Series A, 6.50%, 09/01/25 ...................................................................       4,879,000

$  4,000,000     Courtland IDBR, Refunding, Champion International Corp. Project, Series A, 7.20%, 12/01/13....     $ 4,300,760
   2,000,000     Cullman Water Revenue, Warrants, Series A, AMBAC Insured, 6.20%, 10/01/12 ....................       2,054,740
   2,000,000     Daphne Utilities Board, Water, Gas and Sewer Revenue, Refunding, Series A, FGIC Insured,
                 Pre-Refunded, 7.35%, 06/01/20 ................................................................       2,215,380
     200,000     Decatur GO, Warrants, Series A, Pre-Refunded, 7.60%, 05/01/09 ................................         208,600
   1,400,000     Demopolis HDC, MFHR, Refunding, Series 1990-A, CGIC Insured, 7.625%, 8/01/19..................       1,451,380
   3,500,000     Fairfield IDB, Environmental Improvement Revenue, Refunding, USX Corp. Project, Series A,
                  6.70%, 12/01/24 .............................................................................       3,534,370
   3,000,000     Fairfield, Warrants, AMBAC Insured, 6.30%, 06/01/22 ..........................................       3,111,030
   2,000,000     Florence GO, Warrants, Series A, MBIA Insured, 5.75%, 09/01/15 ...............................       1,959,280
   1,565,000     Gadsden HDC, MFR, Refunding, Series A, 7.00%, 01/01/22 .......................................       1,609,258
   1,000,000     Guam Airport Authority Revenue, Refunding, Series A, 6.50%, 10/01/23 .........................       1,006,730
   1,935,000     Gulf Shores GO, Refunding, Warrants, AMBAC Insured, 6.00%, 09/01/21...........................       1,957,388
     485,000     Homewood Special Care Facilities Financing Authority Revenue, Refunding, Lakeshore
                  Hospital Project, Series B, Pre-Refunded, 8.25%, 02/01/04 ...................................         513,523
   2,070,000     Houston County Health Care Authority Revenue, Southeast Alabama Medical Center,
                  MBIA Insured, 6.125%, 10/01/12 ..............................................................       2,113,180
   2,175,000     Huntsville Health Care Authority Facilities Revenue, Series B, MBIA Insured, 6.50%, 06/01/13..       2,295,104
     230,000     Huntsville Solid Waste Disposal Authority and Resource Recovery Revenue, FGIC Insured,
                  7.00%, 10/01/14 .............................................................................         244,807
   1,000,000     Jasper County Waterworks & Sewer Board, Water and Sewer Revenue, AMBAC Insured,
                  6.15%, 06/01/14 .............................................................................       1,032,410
     200,000     Jefferson County GO, Warrants, Pre-Refunded, 7.50%, 04/01/07 .................................         213,614
     200,000     Jefferson County Sewer Revenue, Warrants, ETM, 7.50%, 09/01/13 ...............................         215,948
     440,000     Lauderdale County and City of Florence Public Hospital Board Revenue, Eliza Coffee
                  Memorial Hospital, 7.00%, 07/01/19 ..........................................................         445,658
   1,255,000     LCM Housing Assistance Corp. Project, MFR, Refunding, Series A, 7.875%, 01/01/22..............       1,301,284
   1,050,000     Limestone County Water Authority Revenue, FGIC Insured, 7.70%, 12/01/19 ......................       1,120,529
     500,000     Madison County PBA Revenue, Warrants, 6.90%, 11/01/11 ........................................         531,700
                 Madison GO, Warrants,
   2,000,000      MBIA Insured, 6.00%, 04/01/23 ...............................................................       2,034,340
     975,000      Series 1990, Pre-Refunded, 7.25%, 01/01/15 ..................................................       1,065,061
   1,560,000      Series B, MBIA Insured, 6.25%, 02/01/15 .....................................................       1,618,235
   2,290,000     Madison School, Warrants, MBIA Insured, 6.25%, 02/01/14 ......................................       2,375,486
                 Marshall County Health Care Authority Hospital Revenue,
   2,530,000      Crossover Refunding, Guntersville-Arab Medical Center, 7.60%, 10/01/07 ......................       2,718,181
  10,810,000      Refunding, Boaz-Albertville Medical Center, 6.50%, 01/01/18 .................................      10,294,795
   2,500,000     Marshall County, Warrants, AMBAC Insured, Pre-Refunded, 7.00%, 02/01/12 ......................       2,759,625
   1,000,000     Mobile Airport Authority Revenue, Mae Project, 7.375%, 11/01/12 ..............................       1,005,920
   1,500,000     Mobile Commission of Water and Sewer Revenue, Refunding, 6.50%, 01/01/09 .....................       1,603,650
                 Mobile GO, Warrants, Pre-Refunded,
      45,000      Capital Improvement, 7.90%, 08/15/11 ........................................................          47,511
     900,000      Convention Center Project, AMBAC Insured, 7.125%, 08/15/10 ..................................         993,726
   1,000,000      Convention Center Project, AMBAC Insured, 7.125%, 08/15/20 ..................................       1,104,140
   1,340,000     Mobile Housing Assistance Corp., MFHR, Refunding, Series 1990-A, CGIC Insured,
                  7.625%, 02/01/21.............................................................................       1,391,027
   8,000,000     Mobile IDB, Mobile Energy Service Co. Project, Solid Waste Disposal Revenue, Refunding,
                  6.95%, 01/01/20 .............................................................................       8,230,240
     155,000     Montgomery Downtown RDA Mortgage Revenue, State of Alabama Project, BIG Insured,
                  Pre-Refunded, 7.75%, 10/01/13 ...............................................................         168,583
   6,000,000     Montgomery Medical Clinic Board, Health Care Facility Revenue, Refunding, Jackson Hospital
                  & Clinic, AMBAC Insured, 6.00%, 03/01/26.....................................................       5,983,440

$  5,750,000     Morgan County, Decatur Health Care Revenue, Refunding, Decatur General Hospital,
                  Connie Lee Insured, 6.375%, 03/01/24 ........................................................     $ 5,895,820
   1,500,000     Moulton Waterworks Board, Water Revenue, Series A, 6.30%, 01/01/18 ...........................       1,424,250
                 Muscle Shoals GO, Refunding, Warrants, MBIA Insured,
   1,725,000      5.80%, 08/01/16..............................................................................       1,708,820
   4,000,000      5.90%, 08/01/25..............................................................................       3,955,960
                 Northeast Alabama Water, Sewer and Fire Protection District Revenue, AMBAC Insured,
   2,000,000      6.375%, 05/01/22 ............................................................................       2,075,080
      30,000      Pre-Refunded, 7.90%, 05/01/15 ...............................................................          32,330
     200,000     Northport GO, Warrants, FGIC Insured, Pre-Refunded, 7.70%, 12/01/13 ..........................         218,344
   5,000,000     Oneonta Utilities Board Revenue, CGIC Insured, 6.90%, 11/01/24 ...............................       5,337,950
   3,640,000     Orange Beach Water, Sewer and Fire Protection Authority Revenue, Pre-Refunded, 7.50%, 05/01/22       4,137,224
                 Pelham GO, Warrants, AMBAC Insured,
   1,000,000      6.25%, 11/01/12 .............................................................................       1,043,320
   2,500,000      6.25%, 11/01/22 .............................................................................       2,608,300
     780,000     Piedmont IDB, IDR, Springs Industrial Project, 8.25%, 09/01/10 ...............................         846,807
                 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, Pre-Refunded,
     500,000      7.90%, 07/01/07 .............................................................................         543,015
     175,000      7.875%, 07/01/17 ............................................................................         189,978
                 Puerto Rico Commonwealth Electric Power Authority Revenue, Water Resources, Refunding,
     350,000      Series L, Pre-Refunded, 8.00%, 07/01/08 .....................................................         380,394
      15,000      Series L, Pre-Refunded, 8.40%, 07/01/15 .....................................................          15,840
     355,000      Series N, 7.00%, 07/01/07 ...................................................................         378,068
                 Puerto Rico Commonwealth Highway Authority Revenue,
     155,000      Series P, Pre-Refunded, 8.125%, 07/01/13 ....................................................         168,797
     600,000      Series R, 7.15%, 07/01/00 ...................................................................         647,130
     175,000     Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series A,
                  7.90%, 07/01/07 .............................................................................         187,581
     300,000     Puerto Rico Commonwealth Urban Renewal and Housing Corp., Refunding, 7.875%, 10/01/04 ........         329,691
     200,000     Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue, Upjohn Co. Project,
                  7.50%, 12/01/23 .............................................................................         217,514
      40,000     Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Series H, Pre-Refunded,
                  7.875%, 07/01/16 ............................................................................          42,106
                 Russell County PBA Revenue,
   1,900,000      Phenix City Jail Project, Warrants, 7.125%, 01/01/14 ........................................       1,909,595
     200,000      Russell County Jail Project, Pre-Refunded, 8.50%, 01/01/14 ..................................         220,945
   4,925,000     Tuscaloosa, Warrants, AMBAC Insured, 6.75%, 07/01/20 .........................................       5,242,268
   1,500,000     University of Alabama, Student Housing Revenue, Series A, MBIA Insured, Pre-Refunded,
                  7.10%, 06/01/15 .............................................................................       1,670,520
   5,000,000     West Jefferson IDB, PCR, Refunding, Alabama Power Co., Miller Plant, Series C, MBIA Insured,
                  6.05%, 05/01/23 .............................................................................       5,038,550
   3,500,000     Wilsonville IDB, PCR, Refunding, Southern Electric Generating System, Series C, MBIA Insured,
                  6.75%, 02/01/15 .............................................................................       3,711,260
                                                                                                                 --------------
                 Total Long Term Investments (Cost $176,551,458)...............................................     184,089,490
                                                                                                                 --------------
           a     Short Term Investments1.0%
                 Montgomery Baptist Medical Center, Special Care Facilities, Financing Authority Revenue,
                  VHA, Inc., AMBAC Insured, Weekly VRDN and Put,
     300,000      Capital Series A, 3.40%, 12/01/30............................................................         300,000
     200,000      Capital Series E, 3.40%, 12/01/30............................................................         200,000
     100,000      Capital Series G, 3.40%, 12/01/30............................................................         100,000
     300,000     North Environmental Improvement Authority, PCR, DATES, Reynold Metals, Refunding,
                  Daily VRDN and Put, 3.70%, 12/01/20..........................................................         300,000
                 Phenix City IDB, Environmental Improvement Revenue, Mead Coated Board Project,
                  Daily VRDN and Put,
$    700,000      Refunding, Series B, 3.95%, 10/01/25.........................................................       $ 700,000
     300,000      Series A, 3.75%, 06/01/28....................................................................         300,000
                                                                                                                 --------------
                 Total Short Term Investments (Cost $1,900,000)................................................       1,900,000
                                                                                                                 --------------

                 Total Investments (Cost $178,451,458)98.9%....................................................     185,989,490
                 Other Assets and Liablities, Net  1.1%........................................................       2,034,340
                                                                                                                 --------------
                 Net Assets  100.0%............................................................................    $188,023,830
                                                                                                                 ==============


                 At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $178,452,208 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost................................................................     $ 8,184,706
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value................................................................        (647,424)
                                                                                                                 --------------
                 Net unrealized appreciation...................................................................     $ 7,537,282
                                                                                                                 ==============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
DATES    - Demand Adjustable Tax-Exempt Securities
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDC      - Housing Development Corp.
HFA      - Housing Finance Authority/Agency
IDB      - Industrial Development Board
IDBR     - Industrial Development Board Revenue
IDR      - Industrial Development Revenue
L.P.     - Limited Partnership
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
MFR      - Multi-Family Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
RDA      - Redevelopment Agency
SFMR     - Single Family Mortgage Revenue
VHA      - Volunteer Hospital of America

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                              Value
   Amount       Franklin Florida Tax-Free Income Fund                                                               (Note 1)
                 Long Term Investments 97.9%

                 Bonds 94.4%
                 Alachua County Health Facilities Authority Revenue,
$  6,705,000      Refunding, Santa Fe Health Care Facilities Project, Pre-Refunded, 7.60%, 11/15/13 ..........      $ 7,569,006
  10,000,000      Shands Teaching Hospital, Series A, MBIA Insured, 5.80%, 12/01/26...........................        9,830,900
   5,755,000     Alachua County Public Improvement Revenue, Refunding, FSA Insured, 5.375%, 08/01/17..........        5,440,604
   2,000,000     Atlantic Beach Utilities Systems Revenue, MBIA Insured, 5.50%, 10/01/25......................        1,905,300
  11,205,000     Bay County Hospital System Revenue, Refunding, Bay Medical Center Project, 8.00%, 10/01/12...       12,500,634
                 Bay County Resource Recovery Revenue,
   3,710,000      Refunding, Series A, MBIA Insured, 6.60%, 07/01/11 .........................................        4,022,716
  18,150,000      Refunding, Series B, MBIA Insured, 6.60%, 07/01/12 .........................................       19,670,244
   2,265,000      Series 1984, Pre-Refunded, 8.00%, 07/01/12..................................................        2,340,266
                 Bay County Water System Revenue, Refunding, AMBAC Insured,
     525,000      6.50%, 09/01/07 ............................................................................          571,704
     675,000      6.60%, 09/01/11 ............................................................................          733,016
   4,000,000     Boynton Beach Public Service Tax Revenue, MBIA Insured, Pre-Refunded, 7.50%, 11/01/10........        4,450,760
   5,000,000     Brevard County Health Facilities Authority Revenue, Refunding, Wuesthoff Memorial Hospital,
                  Series B, Pre-Refunded, 7.20%, 04/01/13 ....................................................        5,625,700
   1,670,000     Brevard County HFA, SFMR, Refunding, Series B, FSA Insured, 7.00%, 03/01/13 .................        1,749,642
   4,415,000     Brevard County School Board COP, Series A, Refunding, AMBAC Insured, 5.40%, 07/01/11.........        4,326,479
   2,250,000     Broward County Educational Facilities Authority Revenue, Refunding, Nova Southeastern
                  University Project, Connie Lee Insured, 6.125%, 04/01/17....................................        2,275,020
                 Broward County Health Facility Authority Revenue, Nursing Home, Refunding,
   2,080,000      7.40%, 08/15/10.............................................................................        2,185,539
   1,475,000      7.50%, 08/15/20 ............................................................................        1,583,840
                 Broward County HFA Revenue, GNMA Secured,
   4,185,000      Series B, 7.55%, 03/01/15 ..................................................................        4,397,807
   1,365,000      Series C, 8.00%, 03/01/21 ..................................................................        1,429,059
     430,000      Series D, 6.90%, 06/01/09 ..................................................................          451,113
   1,035,000      Series D, 7.375%, 06/01/21 .................................................................        1,092,587
                 Broward County Resource Recovery Revenue,
   6,095,000      Broward Waste Energy Co., L.P., North Project, 7.95%, 12/01/08 .............................        6,690,847
  11,580,000      SES Waste Energy Co., L.P., South Project, 7.95%, 12/01/08..................................       12,712,061
     200,000     Broward County Tourist Development, Special Tax Revenue, Convention Center Project,
                  FGIC Insured, Pre-Refunded, 7.75%, 10/01/13.................................................          217,736
     585,000     Broward County Water and Sewer Utility Revenue, Series B, AMBAC Insured, Pre-Refunded,
                  7.50%, 10/01/18.............................................................................          617,976
   1,500,000     Cape Canaveral Hospital District Revenue, Certificates, AMBAC Insured, 6.875%, 01/01/21......        1,616,985
                 Celebration Community Development District, Special Assessment, MBIA Insured,
   5,500,000      6.00%, 05/01/10 ............................................................................        5,686,890
   4,000,000      6.10%, 05/01/16 ............................................................................        4,096,760
   5,000,000     Charlotte County Utilities Revenue, Refunding, Series A, FGIC Insured, 6.20%, 10/01/23.......        5,018,150
                 Citrus County PCR, Florida Power and Light Co., Crystal River, Refunding,
  11,100,000      Series A, 6.625%, 01/01/27 .................................................................       11,665,767
  20,400,000      Series B, 6.35%, 02/01/22...................................................................       21,154,188
                 Clay County HFA Revenue, SFM, Series A, GNMA Secured,
   2,075,000      8.20%, 06/01/21 ............................................................................        2,166,611
   4,675,000      7.80%, 06/01/22 ............................................................................        4,941,709
   1,310,000      7.45%, 09/01/23.............................................................................        1,364,483
   2,915,000     Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA Insured,
                  6.50%, 10/01/25 ............................................................................        2,960,445
   1,000,000     Clewiston Water and Sewer Revenue, Refunding, AMBAC Insured, Pre-Refunded, 7.65%, 10/01/10...        1,107,750
     305,000     Collier County Water and Sewer District Revenue, Sewer Assessment, East and
                  South Naples Project, MBIA Insured, 7.15%, 10/01/11 ........................................          315,419
                 Bonds (cont.)
$  3,505,000     Coral Springs ID, Special Water and Sewer Project, 6.75%, 11/01/02 ..........................      $ 3,592,905
                 Dade County GO, Unlimited Tax, Series DD, MBIA Insured,
   1,000,000      7.70%, 10/01/13 ............................................................................        1,022,230
     380,000      7.75%, 10/01/18.............................................................................          388,432
                 Dade County Health Facilities Authority Revenue,
      75,000      Mt. Sinai Medical Center Project, CGIC Insured, Pre-Refunded, 8.40%, 12/01/17 ..............           80,399
   7,475,000      Refunding, Catholic Health and Rehabilitation, Inc. Project, 7.625%, 08/15/20 ..............        7,965,136
   1,930,000     Dade County HFA, MFMR, GNMA Secured, Hialeah Center, Series 5, Pre-Refunded,
                  7.875%, 12/01/32............................................................................        2,166,695
                 Dade County HFA, SFMR,
      40,000      Refunding, Series A, 8.125%, 07/01/07.......................................................           40,590
   1,350,000      Refunding, Series D, FSA Insured, 6.95%, 12/15/12 ..........................................        1,415,651
     300,000      Refunding, Series E, FNMA Insured, 7.00%, 03/01/24 .........................................          310,557
   2,670,000      Series A, GNMA Secured, 7.50%, 09/01/13 ....................................................        2,730,449
   1,555,000      Series A, GNMA Secured, 7.10%, 03/01/17 ....................................................        1,612,100
     260,000      Series B, GNMA Secured, 7.25%, 09/01/23 ....................................................          271,162
     125,000     Dade County IDA, IDR, Epworth Village West, FHA Insured, Pre-Refunded, 8.25%, 02/01/28 ......          134,243
   5,695,000     Dade County IDA, Solid Waste Disposal Revenue, Florida Power and Light Co. Project,
                  7.15%, 02/01/23.............................................................................        6,060,391
     140,000     Dade County Public Facilities Revenue, Jackson Memorial Hospital, Series A, MBIA Insured,
                  7.30%, 06/01/12 ............................................................................          143,574
  14,610,000e    Dade County School Board COP, Series B, AMBAC Insured, 5.75%, 08/01/19.......................       14,335,624
   5,960,000     Dade County School District GO, Pre-Refunded, 7.375%, 07/01/08 ..............................        6,527,273
   4,100,000     Dade County Seaport Revenue, Refunding, Series 95, MBIA Insured, 5.75%, 10/01/15.............        4,076,302
   5,000,000     Dade County, Special Obligation, Courthouse Center Project, 6.10%, 04/01/20..................        5,057,950
                 Dade County Water and Sewer System Revenue, FGIC Insured,
   8,245,000      5.75%, 10/01/22 ............................................................................        8,134,929
  15,000,000      5.50%, 10/01/25 ............................................................................       14,209,650
                 Dovera Community Development District Revenue, Special Assessment,
   1,405,000      7.625%, 05/01/03 ...........................................................................        1,467,551
   2,235,000      7.875%, 05/01/12 ...........................................................................        2,338,302
     670,000     Dunes Community Development District Revenue, Water and Sewer Project, Pre-Refunded,
                  8.25%, 10/01/18.............................................................................          734,588
                 Duval County HFA, SFMR, GNMA Secured,
      65,000      Series 1988, 8.625%, 12/01/19 ..............................................................           68,112
      90,000      Series A, 8.50%, 09/01/19 ..................................................................           93,952
   2,625,000      Series A, 7.85%, 12/01/22...................................................................        2,761,316
     600,000      Series B, 7.70%, 11/01/11 ..................................................................          622,542
   1,420,000      Series C, FGIC Insured, 7.70%, 09/01/24 ....................................................        1,506,308
                 Escambia County HFA, SFMR,
      15,000      Refunding, 8.75%, 10/01/15 .................................................................           15,387
   4,235,000      Series A, GNMA Secured, 7.40%, 10/01/23 ....................................................        4,383,394
   4,350,000     Escambia County HFA Revenue, Refunding, Baptist Hospital and Manor, 6.75%, 10/01/14 .........        4,423,341
   1,190,000     Escambia County PCR, Refunding, Gulf Power Co. Project, 8.25%, 06/01/17 .....................        1,239,623
   4,000,000     Escambia County Revenue, Series B, Sub-Series 1, MBIA Insured, 7.20%, 01/01/15...............        4,257,960
   3,255,000     Escambia County School Board COP, FSA Insured, Pre-Refunded, 6.375%, 02/01/12................        3,442,083
      90,000     Escambia County Tourist Development Revenue, Pre-Refunded, 8.40%, 12/01/12...................           96,422
   2,500,000     Escambia County Utilities Authority, Sanitary System Revenue, FSA Insured, 6.00%, 01/01/23...        2,525,800
   2,000,000     Escambia County Utilities Authority System Revenue, Refunding, FGIC Insured, 7.75%, 01/01/15.        2,159,680
   3,700,000     First Governmental Financing Commission Revenue, Gainsville, Hollywood, and St. Petersburg,
                  AMBAC Insured, 5.75%, 07/01/16..............................................................        3,682,314
                 Florida HFA,
$  3,700,000      General Mortgage, Refunding, Series A, 6.40%, 06/01/24 .....................................      $ 3,816,809
     785,000      Homeownership Revenue, Series G-1, GNMA Secured, 7.80%, 09/01/10 ...........................          829,674
     335,000      Homeownership Revenue, Series G-1, GNMA Secured, 8.30%, 06/01/20 ...........................          350,785
   5,425,000      Homeownership Revenue, Series G-1, GNMA Secured, 7.90%, 03/01/22 ...........................        5,723,158
   4,000,000      MF Housing, Citrus Meadows Apartments Project, Series Q, GNMA Secured, 7.65%, 06/20/31......        4,140,840
   3,445,000      MF Housing, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 ...........................        3,575,738
   4,000,000      MF Mortgage, Lake Carlton Arms, Guaranteed, Refunding, Series F, Mandatory Put 12/01/99,
                  7.375%, 12/01/07............................................................................        4,058,960
   2,900,000      MFHR, Refunding, Series A, 6.95%, 10/01/21 .................................................        3,034,212
     400,000      SFMR, Series A, 8.60%, 07/01/16 ............................................................          407,192
                 Florida State Board of Education, Capital Outlay, Public Education,
   8,775,000      Refunding, Series A, 7.25%, 06/01/23 .......................................................        9,607,748
   4,500,000      Series A, 5.875%, 06/01/16..................................................................        4,528,530
   8,990,000      Series B, 5.875%, 06/01/24..................................................................        8,922,126
   7,000,000      Series B, 5.875%, 06/01/25..................................................................        6,946,380
     650,000      Series B-1, Pre-Refunded, 7.875%, 06/01/19..................................................          702,598
   2,550,000     Florida State Community Services Corp., Walton County Water and Sewer Revenue,
                  South Walton County Regional Utilities, 7.00%, 03/01/18.....................................        2,770,218
   6,000,000     Florida State Correctional Privatization Commission COP, Correctional Facility Bay Project,
                  MBIA Insured, 6.00%, 08/01/15...............................................................        6,093,540
   2,960,000     Florida State Department of Corrections COP, Okeechobee Correctional Facility,
                  AMBAC Insured, 6.25%, 03/01/15 .............................................................        3,077,690
   3,000,000     Florida State Department of General Services, Board of Finance Division, Department of
                  Natural Resources Revenues, AMBAC Insured, 6.75%, 07/01/13..................................        3,242,640
     100,000     Florida State Department of General Services, Board of Finance Division, GO,
                  Seminole County Road, Refunding, Pre-Refunded, 7.75%, 11/01/18 .............................          102,628
     145,000     Florida State Department of General Services, Facilities Management Division, Revenue,
                  Florida Facilities Pool, Pre-Refunded, 8.125%, 09/01/17 ....................................          158,507
   3,715,000     Florida State GO, Pre-Refunded, 7.375%, 07/01/19 ............................................        4,068,594
                 Florida State Mid Bay Bridge Authority Revenue,
  13,505,000      Crossover Refunding, Series A, 6.00%, 10/01/13 .............................................       13,125,239
   7,000,000      Crossover Refunding, Series A, 6.10%, 10/01/22 .............................................        6,760,670
  11,100,000      Refunding, Series D, 6.125%, 10/01/22 ......................................................       10,755,567
   2,600,000      Series A, 8.00%, 10/01/06...................................................................        2,876,094
  14,250,000      Series A, 7.50%, 10/01/17 ..................................................................       15,455,978
   6,000,000      Series A, ETM, 6.875%, 10/01/22 ............................................................        6,773,400
                 Florida State Turnpike Authority Revenue, Department of Transportation, Series A,
   8,780,000      AMBAC Insured, Pre-Refunded, 7.125%, 07/01/18 ..............................................        9,820,606
  17,350,000      FGIC Insured, 5.50%, 07/01/21 ..............................................................       16,624,076
   7,000,000      FGIC Insured, 5.625%, 07/01/25 .............................................................        6,781,180
   2,375,000      Pre-Refunded, 7.75%, 07/01/09 ..............................................................        2,624,446
  14,950,000      Pre-Refunded, 7.50%, 07/01/19 ..............................................................       16,421,977
                 Fort Myers Revenue,
   6,625,000      ID No. 15, Series A, 8.125%, 05/01/01 ......................................................        6,748,291
   3,640,000      ID No. 17, Series B, 8.125%, 05/01/01.......................................................        3,707,740
                 Gainesville Utility System Revenue,
   1,520,000      Series A, Pre-Refunded, 6.50%, 10/01/22 ....................................................        1,667,303
   3,500,000      Series B, 6.00%, 10/01/17...................................................................        3,540,530
   1,600,000      Sub-Series A, AMBAC Insured, Pre-Refunded, 7.25%, 10/01/13 .................................        1,726,160
   8,675,000     Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%, 05/01/14...        9,156,116
   2,000,000     Gulf Breeze Local Government Loan Program Revenue, FGIC Insured, 7.75%, 12/01/15 ............        2,221,880
                 Bonds (cont.)
$  3,685,000     Halifax Hospital and Medical Center Revenue, Refunding, Series A, MBIA Insured,
                  Pre-Refunded, 6.75%, 10/01/11 ..............................................................      $ 4,085,744
                 Hillsborough County Aviation Authority Revenue,
  14,945,000      Refunding, Special Purpose, Delta Airlines, Inc., 7.75%, 01/01/24 ..........................       15,689,261
   8,500,000      Refunding, Tampa International Airport, Series A, FGIC Insured, 6.90%, 10/01/11 ............        9,125,430
   5,730,000      Tampa International Airport, Series B, FGIC Insured, 5.875%, 10/01/23 ......................        5,718,082
                 Hillsborough County Capital Improvement Revenue, County Center Project, Second Series,
                  Pre-Refunded,
   8,300,000      6.625%, 07/01/12 ...........................................................................        9,133,237
   1,250,000      6.75%, 07/01/22 ............................................................................        1,383,313
   5,300,000     Hillsborough County IDA, IDR, Colonial Penn Insurance Project, 7.35%, 08/01/13 ..............        5,775,622
   3,000,000     Hillsborough County Port District Revenue, Tampa Port Authority, Pre-Refunded, 8.25%, 06/01/09       3,451,440
                 Hillsborough County School Board COP, MBIA Insured,
   9,500,000      6.00%, 07/01/12 ............................................................................        9,783,195
   5,500,000      6.00%, 07/01/14 ............................................................................        5,647,235
                 Hillsborough County Utilities Revenue, Refunding,
  10,400,000      Series A, 6.625%, 08/01/11 .................................................................       10,917,920
   5,515,000      Series A, 7.00%, 08/01/14 ..................................................................        5,876,949
   3,000,000      Series A, 6.50%, 08/01/16 ..................................................................        3,109,260
   1,135,000      Series A, Pre-Refunded, 7.00%, 08/01/14 ....................................................        1,262,483
   1,000,000      Series B, 6.50%, 08/01/16 ..................................................................        1,036,420
   5,000,000     Jacksonville Capital Improvement Revenue Certificates, Gator Bowl Project, 5.875%, 10/01/25..        4,996,250
                 Jacksonville Electric Authority Revenue,
   4,750,000      Refunding, St. John's River Park System, Issue 2, Series 11, 5.25%, 10/01/20................        4,407,240
   5,000,000      Refunding, St. John's River Park System, Series 1, 6.00%, 10/01/16..........................        5,000,200
   1,750,000      Series 3-A, Pre-Refunded, 7.70%, 10/01/28 ..................................................        1,781,360
      45,000     Jacksonville Excise Tax and Revenue, Series A, Pre-Refunded, 8.375%, 10/01/11 ...............           46,049
                 Jacksonville Health Facilities Authority, Hospital Revenue, Refunding,
   2,500,000      Baptist Medical Center Project, Series A, MBIA Insured, 7.30%, 06/01/19.....................        2,685,525
   8,480,000      Riverside Hospital Project, 7.625%, 10/01/13 ...............................................        8,845,149
   1,750,000     Jacksonville Hospital Revenue, University Medical Center, Inc. Project, Connie Lee Insured,
                  6.60%, 02/01/21.............................................................................        1,836,398
     930,000     Jacksonville PCR, Anheuser-Busch Cos., Inc. Project, 7.375%, 12/01/15 .......................          965,814
     550,000     Jacksonville Port Authority Facilities Revenue, BIG Insured, Pre-Refunded, 7.875%, 11/01/18 .          564,515
   1,000,000     Jupiter Sales Tax Revenue, Pre-Refunded, Series 1990, 7.40%, 09/01/20........................        1,114,940
   5,000,000     Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15 ................        5,082,750
   6,200,000     Lakeland Electric and Water Revenue, 5.50%, 10/01/26.........................................        5,852,490
   4,500,000     Lakeland Utility Tax Revenue, Refunding & Improvement, Series A, FGIC Insured, 6.00%, 10/01/17       4,588,290
   1,000,000     Lee County Capital Bonds, Refunding, Series A, MBIA Insured, 7.30%, 10/01/07 ................        1,090,860
                 Lee County IDA, Sewer IDR, Bonita Springs Project, Asset Guaranty, Insured,
   5,000,000      7.20%, 11/01/11 ............................................................................        5,405,250
   2,000,000      7.25%, 11/01/20 ............................................................................        2,155,340
   2,000,000     Lee County Local Option Gas Tax Revenue, FGIC Insured, 5.75%, 10/01/20.......................        1,974,240
                 Lee County Solid Waste System Revenue, Series A, MBIA Insured,
   1,945,000      7.00%, 10/01/04 ............................................................................        2,146,638
   1,175,000      7.00%, 10/01/05 ............................................................................        1,294,028
   1,305,000      7.00%, 10/01/06 ............................................................................        1,437,197
   4,600,000      7.00%, 10/01/11 ............................................................................        5,055,124
                 Lee County Transportation Facilities Revenue, MBIA Insured,
   4,500,000      5.75%, 10/01/22.............................................................................        4,439,925
   5,900,000      5.75%, 10/01/27.............................................................................        5,832,268
                 Leesburg Hospital Revenue, Capital Improvement, Leesburg Regional Medical Center Project,
                  Series 1991-A, Pre-Refunded,
$  1,250,000      7.375%, 07/01/11 ...........................................................................      $ 1,425,850
   2,115,000      7.50%, 07/01/21 ............................................................................        2,425,799
   7,000,000     Leesburg Hospital Revenue, Refunding, Leesburg Regional Medical Center Project, Series A,
                  6.125%, 07/01/18............................................................................        6,830,670
     500,000     Leesburg Utilities Revenue, Refunding, FGIC Insured, 7.60%, 10/01/09 ........................          539,435
   1,010,000     Leon HFA, SFMR, Series A, GNMA Secured, 7.30%, 04/01/21......................................        1,047,138
                 Manatee County HFA, SFMR, Series A, GNMA Secured,
   1,260,000      8.10%, 11/01/20 ............................................................................        1,308,019
   4,320,000      6.85%, 11/01/23 ............................................................................        4,432,925
                 Manatee County IDR, Manatee Hospital and Health System, Inc.,
   1,500,000      ETM, 8.25%, 03/01/01 .......................................................................        1,594,185
   6,700,000      Pre-Refunded, 9.25%, 03/01/21 ..............................................................        7,978,427
   5,575,000     Manatee County School Board COP, MBIA Insured, 6.125%, 07/01/21..............................        5,670,611
   4,000,000     Martin County Consolidated Utilities System Revenue, Refunding & Improvement, FGIC Insured,
                  6.00%, 10/01/24 ............................................................................        4,063,200
  14,500,000     Martin County PCR, Refunding, Florida Power and Light Co. Project, MBIA Insured,
                  7.30%, 07/01/20.............................................................................       15,806,450
   3,335,000     Mary Esther Water and Sewer Revenue, 6.875%, 01/01/18 .......................................        3,490,578
   2,000,000     Miami Beach Special Obligation, Subordinated, FGIC Insured, 7.375%, 12/01/08.................        2,205,940
                 Miami Health Facilities Authority Revenue, Mercy Hospital Project, Refunding,
     250,000      8.125%, 08/01/11 ...........................................................................          266,113
   7,500,000      Series A, Pre-Refunded, 7.35%, 08/01/15 ....................................................        8,224,650
   6,500,000     Miramar Waste Water Improvement Assessment Revenue, FGIC Insured, 6.75%, 10/01/25............        7,056,595
   5,000,000     Nassau County PCR, Refunding, ITT Rayonier, Inc. Project, 6.25%, 06/01/10 ...................        5,005,450
                 North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation Group,
   2,000,000      6.00%, 08/15/16.............................................................................        1,958,960
   1,750,000      6.00%, 08/15/24.............................................................................        1,696,940
   1,500,000     North Port Utilities Revenue, FGIC Insured, 6.25%, 10/01/22 .................................        1,553,685
     630,000     North Springs ID Revenue, Special Assessment, 6.75%, 05/01/03 ...............................          639,658
                 Northern Palm Beach County Water Control District, Unit Development No. 31, Project 2,
     725,000      6.75%, 11/01/07.............................................................................          734,280
   1,470,000      6.625%, 11/01/13 ...........................................................................        1,464,605
   1,000,000     Ocala Gas Tax Revenue, MBIA Insured, Pre-Refunded, 7.40%, 12/01/09 ..........................        1,060,650
                 Orange County Capital Improvement Revenue, MBIA Insured,
     170,000      Series A, 7.70%, 10/01/18...................................................................          183,916
      30,000      Series A, Pre-Refunded, 7.70%, 10/01/18 ....................................................           32,631
     180,000      Series B, Pre-Refunded, 7.70%, 10/01/18 ....................................................          195,784
                 Orange County Health Facilities Authority Revenue,
   1,000,000      Adventist/Sunbelt, Series A, AMBAC Insured, 6.875%, 11/15/15 ...............................        1,088,220
   3,000,000      Adventist/Sunbelt, Series A, CGIC Insured, 7.00%, 11/15/14 .................................        3,193,950
   1,000,000      Crossover Refunding, Orlando Regional Health Care, Series A, MBIA Insured, 6.00%, 11/01/24..        1,016,650
   9,775,000      Refunding, Pooled Hospital Loan, Series A, FGIC Insured, 7.875%, 12/01/25 ..................       10,218,590
  10,680,000      Refunding, Pooled Hospital Loan, Series B, BIG Insured, 7.875%, 12/01/25 ...................       11,164,658
                 Orange County HFA Revenue, GNMA Secured,
   4,730,000      Refunding, Series A, FGIC Insured, 7.60%, 01/01/24 .........................................        4,941,005
   2,055,000      Series A, 7.75%, 11/01/12 ..................................................................        2,175,197
     410,000      Series A, 7.375%, 09/01/24..................................................................          429,516
     810,000      Series D, 7.80%, 10/01/22 ..................................................................          864,189
   5,050,000     Orange County Public Service, Tax Revenue, FGIC Insured, 6.00%, 10/01/24 ....................        5,135,497
                 Orange County Tourist Development Tax Revenue,
$  3,000,000      AMBAC Insured, Pre-Refunded, 7.25%, 10/01/10................................................      $ 3,339,510
  24,675,000      Series B, MBIA Insured, 6.00%, 10/01/24 ....................................................       25,064,865
     265,000     Orlando and Orange County Expressway Authority Revenue, Senior Lien, AMBAC Insured,
                  ETM, 7.625%, 07/01/18 ......................................................................          285,408
                 Orlando Community RDA, Tax Increment Revenue, Series A,
   2,155,000      6.50%, 10/01/11 ............................................................................        2,265,573
   2,585,000      6.75%, 10/01/16 ............................................................................        2,736,403
   3,500,000     Osceola County Gas Tax Revenue, Refunding & Improvement, FGIC Insured, 6.00%, 04/01/13.......        3,582,145
                 Osceola County IDA Revenue, Community Provider Pooled Loan Program, CGIC Insured,
   4,634,000      Series A, 7.75%, 07/01/10 ..................................................................        4,895,960
     795,000      Series C, 7.60%, 07/01/10 ..................................................................          835,935
     200,000     Osceola County Transportation Revenue, Series A, FGIC Insured, Pre-Refunded, 7.70%, 04/01/13.          214,534
                 Pace Property Finance Authority, Utilities System Revenue, Refunding & Improvement,
   1,000,000      6.125%, 09/01/07 ...........................................................................        1,014,720
   2,545,000      6.25%, 09/01/13 ............................................................................        2,539,681
   1,170,000      6.125%, 09/01/17 ...........................................................................        1,133,110
                 Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured,
   5,000,000      6.00%, 06/01/15 ............................................................................        5,095,400
   6,950,000      Pre-Refunded, 7.25%, 06/01/11...............................................................        7,687,534
                 Palm Beach County HFA, SFM Purchase Revenue, GNMA Secured,
   7,485,000      Series A, 7.70%, 03/01/22 ..................................................................        7,766,211
   5,270,000      Series B, 7.60%, 03/01/23 ..................................................................        5,519,218
                 Palm Beach County IDR, Lourdes-Noreen McKeen Residence, Geriatric Care, Inc.,
   1,755,000      6.55%, 12/01/16.............................................................................        1,772,427
   4,000,000      6.625%, 12/01/26............................................................................        4,031,120
                 Palm Beach County Solid Waste Authority Revenue,
      65,000      GO, 8.75%, 07/01/10 ........................................................................           69,581
     535,000      Refunding, BIG Insured, 7.40%, 12/01/05 ....................................................          578,517
   1,965,000      Refunding, BIG Insured, Pre-Refunded, 7.40%, 12/01/05 ......................................        2,134,973
                 Palm Beach County Solid Waste, IDR, Okeelanta Power and Light Co. Project, Series A,
   3,600,000      6.50%, 02/15/09 ............................................................................        3,205,044
  11,700,000      6.70%, 02/15/15 ............................................................................       10,296,351
  26,000,000      6.85%, 02/15/21 ............................................................................       22,810,060
   1,020,000     Pensacola-Westwood Homes Development Corp. Revenue, Refunding, Mortgage Loan,
                  FHA Insured, 6.40%, 07/15/23................................................................        1,023,815
                 Pinellas County HFA, SFMR, GNMA Secured,
   1,475,000      Multi-County Program, Series B, 6.875%, 08/01/10 ...........................................        1,531,581
   5,810,000      Multi-County Program, Series B, 7.375%, 02/01/24 ...........................................        6,106,484
   1,900,000      Series A, 7.30%, 08/01/22 ..................................................................        1,958,406
   1,600,000      Series A, 7.75%, 08/01/23 ..................................................................        1,677,712
  12,200,000     Pinellas County PCR, Refunding, Florida Power and Light Co., 7.20%, 12/01/14 ................       13,231,388
                 Plantation Health Facilities Authority Revenue, Covenant Retirement Community, Inc.,
   1,500,000      7.625%, 12/01/12 ...........................................................................        1,610,115
   3,000,000      7.75%, 12/01/22 ............................................................................        3,223,230
   2,035,000     Polk County HFA, Refunding, Series A, GNMA Secured, 7.15%, 09/01/23 .........................        2,125,944
                 Port Everglades Authority, Port Improvement Revenue,
  18,050,000      Refunding, Series A, 7.50%, 09/01/12 .......................................................       18,966,579
     575,000      Series 1986, ETM, 7.50%, 11/01/06...........................................................          647,749
      65,000     Royal Palm Beach, Utility System Revenue, Series A, AMBAC Insured, Pre-Refunded,
                  8.875%, 10/15/13............................................................................           69,672
                 Santa Rosa County Health Facilities Authority Revenue, Refunding,
$     40,000      Gulf Breeze Hospital, Inc., 8.60%, 10/01/02.................................................         $ 42,462
     520,000      Gulf Breeze Hospital, Inc., Pre-Refunded, 8.70%, 10/01/14 ..................................          573,622
  14,350,000      Gulf Breeze Hospital, Inc., Series A, 6.20%, 10/01/14.......................................       14,014,210
   4,290,000      Santa Rosa County IDR, Holley Navarre Water System Project, 6.75%, 05/01/24.................        4,387,126
   6,250,000     Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16...................        6,072,250
                 Sarasota County Utility System Revenue,
   2,000,000      Capital Appreciation, AMBAC Insured, Pre-Refunded, 7.50%, 06/01/10 .........................        2,091,840
   9,000,000      Refunding, Series A, FGIC Insured, 5.25%, 10/01/25 .........................................        8,296,200
     150,000     Sarasota Water and Sewer Utility Revenue, Refunding, MBIA Insured, Pre-Refunded,
                  7.625%, 10/01/08............................................................................          153,429
   5,000,000     Seminole County Sales Tax Revenue, MBIA Insured, 5.80%, 10/01/26.............................        4,950,550
                 Seminole County School Board COP, MBIA Insured,
   1,150,000      Series A, 6.125%, 07/01/14 .................................................................        1,187,134
   5,000,000      Series B, Pre-Refunded, 6.50%, 07/01/21 ....................................................        5,524,400
   7,500,000     Seminole County Solid Waste Disposal System Revenue, MBIA Insured, Pre-Refunded,
                  7.25%, 10/01/20.............................................................................        8,348,775
   1,000,000     South Florida Water Management District, Special Obligation, Land Acquisition Bonds,
                  AMBAC Insured, 6.00%, 10/01/15..............................................................        1,015,210
   3,000,000     South Indian River Water Control District, Refunding, Series C, Pre-Refunded, 7.50%, 10/01/06        3,248,160
     100,000     St. Augustine Water and Sewer Utility Revenue, Refunding, 8.125%, 10/01/12 ..................          102,170
   2,995,000     St. Johns County Water and Sewer Revenue, Series B-1, FGIC Insured, 7.00%, 06/01/11..........        3,099,885
   7,500,000     St. Lucie County Solid Waste Disposal Revenue, Florida Power and Light Co. Project,
                  7.15%, 02/01/23.............................................................................        7,974,525
   6,275,000     St. Lucie, West Services District, Capital Improvement Revenue, Lake Charles Project,
                  7.50%, 02/01/00.............................................................................        6,319,051
                 St. Petersburg Health Facilities Authority Revenue,
  10,500,000      Allegany Health System, Series A, MBIA Insured, 7.00%, 12/01/15.............................       11,531,625
   8,630,000      Allegany Health System, St. Mary, Series B, Pre-Refunded, 7.75%, 12/01/15 ..................        9,623,399
   2,500,000      Bon Secours-Maria Manor Project, Series B, Pre-Refunded, 7.875%, 08/15/18 ..................        2,717,325
   2,940,000      Refunding, Allegany Health System, St. Anthony, Series C, 7.75%, 01/01/14 ..................        3,110,608
     340,000      Refunding, Allegany Health System, St. Anthony, Series C, Pre-Refunded, 7.75%, 01/01/14.....          362,365
                 Sunrise Lakes Recreation District, Phase 4, Series A,
   3,080,000      6.75%, 08/01/15 ............................................................................        3,139,228
   6,120,000      6.75%, 08/01/24.............................................................................        6,190,013
                 Sunrise Special Tax District No. 1, Refunding,
   3,485,000      6.375%, 11/01/08 ...........................................................................        3,625,446
  12,390,000      6.375%, 11/01/21 ...........................................................................       12,619,711
   3,400,000     Tallahassee Consolidated Utility System Revenue, Series 1994, 6.20%, 10/01/19................        3,501,932
                 Tampa Allegany Health System Revenue, St. Joseph,
   8,000,000      FGIC Insured, Pre-Refunded, 7.375%, 12/01/23 ...............................................        8,831,360
   1,180,000      MBIA Insured, 6.75%, 12/01/17 ..............................................................        1,272,937
   7,000,000      MBIA Insured, 6.50%, 12/01/23 ..............................................................        7,601,020
                 Tampa Capital Improvement Program Revenue,
   6,300,000      Series A, 8.25%, 10/01/18 ..................................................................        6,678,819
  31,670,000      Series B, 8.375%, 10/01/18..................................................................       33,421,668
   2,000,000     Tampa Guaranteed Entitlement Revenue, Refunding, AMBAC Insured, 7.15%, 10/01/18 .............        2,208,300
                 Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay Arena Project, MBIA Insured,
   1,000,000      6.00%, 10/01/15.............................................................................        1,038,110
   1,715,000      6.05%, 10/01/20.............................................................................        1,779,244
   2,695,000      6.10%, 10/01/26.............................................................................        2,809,268
                 Tampa Sports Authority Revenue, Interlock Agreement, Tampa Bay, MBIA Insured,
$  4,250,000      6.05%, 10/01/15.............................................................................      $ 4,353,105
   5,160,000      6.10%, 10/01/20.............................................................................        5,284,872
   6,800,000      6.125%, 10/01/26............................................................................        6,961,636
                 Tampa Water and Sewer Revenue, Sub-Lien, Series A, AMBAC Insured,
     340,000      7.75%, 10/01/14 ............................................................................          366,826
   3,000,000      7.25%, 10/01/16.............................................................................        3,182,850
   1,655,000     Temple Terrace Water and Sewer Revenue, FGIC Insured, 6.30%, 10/01/17 .......................        1,714,712
   6,000,000     Titusville Water and Sewer Revenue, MBIA Insured, 6.20%, 10/01/14 ...........................        6,255,180
                 University Community Hospital, Inc., Florida Hospital Revenue, Refunding, FSA Insured, Pre-Refunded,
   5,000,000      7.375%, 09/01/07 ...........................................................................        5,579,900
   5,000,000      7.50%, 09/01/11 ............................................................................        5,602,400
   1,425,000     Venice Capital Improvement Revenue, MBIA Insured, Pre-Refunded, 7.80%, 11/01/13 .............        1,462,677
                 Viera East Community Development District, Special Assessment,
   2,265,000      7.50%, 05/01/03 ............................................................................        2,349,666
   4,020,000      8.50%, 05/01/04 ............................................................................        4,448,251
   5,225,000      7.50%, 05/01/12.............................................................................        5,411,428
  10,640,000      8.625%, 05/01/14 ...........................................................................       11,844,342
   7,355,000       eRefunding, 6.30%, 05/01/26................................................................        7,325,801
  11,295,000      Refunding, Series A, 6.00%, 05/01/14 .......................................................       11,136,757
  11,340,000       eRefunding, Water Management, Series A, 6.50%, 05/01/22....................................       10,955,007
   7,490,000      Series B, 6.75%, 05/01/14...................................................................        7,382,893
     465,000       eSeries B, Water Management, 6.50%, 05/01/05...............................................          455,100
   4,580,000       eSeries B, Water Management, 6.50%, 05/01/22...............................................        4,318,665
                 Viera East Community Development District, Water and Sewer Revenue
   3,615,000      7.875%, 05/01/03............................................................................        3,724,390
   2,850,000       e6.75%, 05/01/09...........................................................................        2,812,751
     500,000     Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical University,
                  Connie Lee Insured, 6.625%, 10/15/22 .......................................................          528,335
   9,770,000     Volusia County Health Facilities Authority Revenue, Hospital Facilities, Memorial Health
                  Systems Project, AMBAC Insured, 5.50%, 11/15/26.............................................        9,155,956
                 Westgate/Belvedere Homes Community RDA Revenue, Series 1992,
     410,000      6.50%, 11/01/09 ............................................................................          429,167
   1,410,000      6.60%, 11/01/17 ............................................................................        1,449,211
                                                                                                                 --------------
                 Total Bonds (Cost $1,243,061,000)............................................................    1,300,242,707
                                                                                                                 --------------
                 Zero Coupon Bonds 3.5%
   3,670,000     Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured,
                  (original accretion rate 7.50%), 10/01/08 ..................................................        1,875,222
  17,020,000     Dade County Guaranteed Entitlement Revenue, Capital Appreciation, AMBAC Insured,
                  Pre-Refunded, (original accretion rate 7.70%), 08/01/18.....................................        4,162,581
   1,625,000     Hillsborough County Utilities Revenue, Refunding, Series A, (original accretion rate
                  6.97%), 08/01/98............................................................................        1,480,975
   5,770,000     Lakeland Electric and Water Revenue, Capital Appreciation, (original accretion rate
                  7.00%), 10/01/14............................................................................        1,996,304
                 Port Everglades Authority, Port Improvement Revenue, Refunding, Series A,
  10,575,000      (original accretion rate 7.40%), 09/01/02 ..................................................        7,623,305
   9,075,000      (original accretion rate 7.40%), 09/01/03 ..................................................        6,152,123
   3,550,000      (original accretion rate 7.40%), 09/01/04 ..................................................        2,258,793
  50,000,000      (original accretion rate 7.45%), 09/01/10 ..................................................       20,628,500
                 Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
$  1,365,000      (original accretion rate 6.69%), 11/01/09 ..................................................        $ 655,841
   1,780,000      (original accretion rate 6.74%), 11/01/12 ..................................................          701,212
   2,180,000      (original accretion rate 6.74%), 11/01/15 ..................................................          703,791
                                                                                                                 --------------
                 Total Zero Coupon Bonds (Cost $43,615,313)...................................................       48,238,647
                                                                                                                 --------------
                 Total Long Term Investments (Cost $1,286,676,313)............................................    1,348,481,354
                                                                                                                 --------------
           a     Short Term Investments3.0%
     300,000     Dade County Health Facilities Authority Revenue, Miami Children's Hospital Project,
                  Daily VRDN and Put, 3.90%, 09/01/20.........................................................          300,000
   1,000,000     Dade County IDA, PCR, Refunding, Florida Power & Light Co. Project, Daily VRDN and Put,
                  3.75%, 04/01/20.............................................................................        1,000,000
   2,700,000     Dade County Water and Sewer Systems Revenue, FGIC Insured, Weekly VRDN and Put,
                  3.35%, 10/05/22.............................................................................        2,700,000
                 Hillsborough County IDA, PCR, Refunding, Tampa Electric Co., Daily VRDN and Put,
   4,070,000      3.75%, 05/15/18.............................................................................        4,070,000
   6,300,000      3.85%, 09/01/25.............................................................................        6,300,000
   7,100,000     Jacksonville PCR, Refunding, Florida Power and Light Co. Project, Daily VRDN and Put,
                  3.75%, 05/01/29.............................................................................        7,100,000
   7,710,000     Manatee County PCR, Refunding, Florida Power and Light Co. Project, Daily VRDN and Put,
                  3.75%, 09/01/24.............................................................................        7,710,000
   1,000,000     Martin County PCR, Refunding, Florida Power and Light Co. Project, Daily VRDN and Put,
                  3.75%, 09/01/24.............................................................................        1,000,000
     800,000     Pinellas County Health Facilities Authority Revenue, DATES, Refunding, Pooled Hospital Loan
                  Program, Daily VRDN and Put, 3.75%, 12/01/15................................................          800,000
                 Saint Lucie County PCR, Refunding, Florida Power and Light Co. Project, Daily VRDN and Put,
   5,500,000      3.75%, 01/01/26.............................................................................        5,500,000
   4,000,000      3.75%, 03/01/27.............................................................................        4,000,000
     400,000     University Athletic Association, Inc., Rangely University Stadium Project, Daily VRDN and Put,
                  3.80%, 02/01/20.............................................................................          400,000
                                                                                                                 --------------
                 Total Short Term Investments (Cost $40,880,000)..............................................       40,880,000
                                                                                                                 --------------
                 Total Investments (Cost $1,327,556,313)100.9 %...............................................    1,389,361,354
                 Liabilities in Excess of Other Assets(.9)%...................................................      (12,512,966)
                                                                                                                 --------------
                 Net Assets100.0%.............................................................................   $1,376,848,388
                                                                                                                 ==============

                 At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $1,327,556,313 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost...............................................................     $ 70,996,192
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value...............................................................       (9,191,151)
                                                                                                                 --------------
                 Net unrealized appreciation..................................................................     $ 61,805,041

                                                                                                                 ==============

PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
DATES    - Demand Adjustable Tax-Exempt Securities
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
ID       - Improvement District
IDA      - Industrial Development Authority/Agency
IDR      - Industrial Development Revenue
L.P.     - Limited Partnership
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
PCR      - Pollution Control Revenue
RDA      - Redevelopment Agency
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate). eSee Note 1(h) regarding securities purchased on a when-issued basis.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Georgia Tax-Free Income Fund                                                                (Note 1)
                 Long Term Investments98.3%

$    500,000     Albany-Dougherty County Hospital Authority Revenue, Anticipation Certificates, Series B,
                  AMBAC Insured, Pre-Refunded, 7.50%, 09/01/10 ................................................       $ 560,240
      50,000     Albany-Dougherty Inner City Authority, Improvement Revenue, Municipal Auditorium Project,
                  Series 1988-B, 7.875%, 01/01/09 .............................................................          52,921
      50,000     Athens Housing Authority, MFHR, Oakwood Forest Apartments Project, 8.125%, 12/01/05 ..........          50,526
   1,400,000     Atlanta Board of Education, COP, FGIC Insured, Pre-Refunded, 7.125%, 06/01/12 ................       1,542,618
                 Atlanta COP, Pretrial Detention Center, MBIA Insured,
   1,000,000      6.25%, 12/01/11 .............................................................................       1,046,350
   3,800,000      6.25%, 12/01/17 .............................................................................       3,905,298
     420,000     Atlanta Downtown Development Authority, IDR, Underground Atlanta Project, Pre-Refunded,
                  7.75%, 10/01/16 .............................................................................         429,639
   2,000,000     Atlanta Downtown Development Authority Revenue, Refunding, Underground Atlanta Project,
                  6.25%, 10/01/16 .............................................................................       2,039,180
   6,000,000     Atlanta GO, Series A, 6.125%, 12/01/23........................................................       6,111,180
   1,480,000     Atlanta HDC, Mortgage Revenue, Refunding, Oakland City/West, Series A, FHA Insured,
                  6.375%, 03/01/23.............................................................................       1,491,056
   3,500,000     Atlanta Special Purpose Facilities Revenue, Delta Air Lines, Inc. Project, Series 1989-B,
                  7.90%, 12/01/18 .............................................................................       3,706,885
      75,000     Atlanta Urban Residential Finance Authority, SFMR, GNMA Secured, 8.25%, 10/01/21 .............          75,638
   1,000,000     Barnesville Water and Sewer Revenue, Refunding, 6.85%, 09/01/17 ..............................       1,043,010
     100,000     Bartow County Water and Sewage Revenue, Refunding, AMBAC Insured, Pre-Refunded,
                  8.00%, 09/01/15 .............................................................................         109,079
                 Burke County Development Authority, PCR, Georgia Power Co.,
     160,000      Plant Vogtle Project, 8.00%, 10/01/16 .......................................................         163,562
  10,000,000      Refunding, Plant Vogtle, First Series, MBIA Insured, 6.60%, 07/01/24 ........................      10,529,700
   1,700,000     Chatham County Hospital Authority Revenue, Memorial Medical Center, Inc., Series A,
                  MBIA Insured, 7.00%, 01/01/21 ...............................................................       1,816,161
      90,000     Cherokee County Hospital Authority Revenue, Certificates, MBIA Insured, 8.00%, 12/01/13 ......          96,256
   1,595,000     Cherokee County Water and Sewage Authority Revenue, Refunding, MBIA Insured,
                  6.90%, 08/01/18 .............................................................................       1,724,945
     200,000     Clark County Hospital Authority Revenue, Certificates, Series A, MBIA Insured, 7.10%, 01/01/08         205,484
   1,400,000     Clayton County Development Authority, Special Facility Revenue, Refunding, Delta Air Lines, Inc.
                  Project, 7.625%, 01/01/20 ...................................................................       1,479,142
   2,400,000     Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern Regional
                  Medical Center, MBIA Insured, 7.00%, 08/01/13 ...............................................       2,630,832
     100,000     Cobb County, Kennestone Hospital Authority Revenue, Series A, MBIA Insured, ETM,
                  7.75%, 02/01/07 .............................................................................         112,812
   1,000,000     Cobb County Residential Care Facilities Authority Revenue, Refunding, 7.50%, 08/01/15 ........       1,053,670
                 Colquitt County Hospital Authority Revenue,
   1,500,000       eAnticipation Certificates, FSA Insured, 5.50%, 03/01/16....................................       1,436,055
   1,000,000      Certificates, Colquitt Regional Medical Center, MBIA Insured, 6.70%, 03/01/12................       1,073,980
   1,300,000     Columbia County Water and Sewer Revenue, Series A, AMBAC Insured, 6.90%, 06/01/11 ............       1,406,873
      45,000     Columbus Hospital Authority Revenue, Anticipation Certificates, St. Francis Hospital Project,
                  Series 1987, BIG Insured, Pre-Refunded, 8.25%, 01/01/07 .....................................          46,515
     100,000     Commerce, City of, Combined Public Utility Revenue, Refunding & Improvement,
                  AMBAC Insured, Pre-Refunded, 7.50%, 12/01/20 ................................................         110,765
   1,000,000     Conyers Water and Sewer Revenue, Series A, AMBAC Insured, 6.60%, 07/01/15 ....................       1,066,870
     750,000     Coweta County Association, County Commissioners of Georgia Leasing Program, MBIA Insured,
                  Pre-Refunded, 7.00%, 12/01/10 ...............................................................         810,578
     300,000     Dade County Water and Sewer Authority Revenue, Refunding, FGIC Insured, Pre-Refunded,
                  7.60%, 07/01/15 .............................................................................         330,327
   2,000,000     Dalton Building Authority Revenue, Northwest Trade and Convention, Pre-Refunded,
                  7.10%, 07/01/11 .............................................................................       2,230,320
$    100,000     Dekalb County Hospital Authority Revenue, Anticipation Certificates, Dekalb Medical Center,
                  Pre-Refunded, 7.00%, 08/01/09 ...............................................................       $ 108,575
     440,000     Dekalb County Housing Authority, SFMR, GNMA Secured, 7.70%, 02/01/24 .........................         469,141
     600,000     Dekalb County Water and Sewer Revenue, Series 1990, Pre-Refunded, 7.00%, 10/01/10 ............         662,388
   1,315,000     Dekalb Private Hospital Authority Revenue, Anticipation Certificates, Emory University Project,
                  7.00%, 04/01/21 .............................................................................       1,399,384
   1,215,000     East Point Building Authority Revenue, Public Facilities and Equipment Project, AMBAC Insured,
                  Pre-Refunded, 6.70%, 02/01/11 ...............................................................       1,331,944
      95,000     Ellijay-Gilmer County Water and Sewer Authority Revenue, Pre-Refunded, 7.875%, 01/01/14 ......         101,337
   1,000,000     Fayetteville Water and Sewer Revenue, Refunding, AMBAC Insured, 5.75%, 11/01/17...............         981,910
     960,000     Fitzgerald Housing Authority Mortgage Revenue, Refunding, Bridge Creek, Series A,
                  MBIA Insured, 6.50%, 07/01/24 ...............................................................         976,243
     100,000     Fulco Hospital Authority Revenue, Anticipation Certificates, Shepherd Spinal Center Project,
                  Series 1988-A, 7.75%, 10/01/08 ..............................................................         105,028
                 Fulton County Building Authority Revenue,
     750,000      Human Resources and Government Facilities Program, 7.10%, 01/01/15 ..........................         807,990
      65,000      Judicial Center Facilities Project, Pre-Refunded, 8.20%, 01/01/15 ...........................          67,179
   1,000,000      Refunding, Judicial Center Facilities Project, 6.50%, 01/01/15 ..............................       1,034,900
                 Fulton County School District,
   1,300,000      5.625%, 01/01/21 ............................................................................       1,262,170
      60,000      Unlimited Tax, GO, Pre-Refunded, 7.625%, 05/01/17 ...........................................          63,215
     115,000     Fulton County Water and Sewer Revenue, Pre-Refunded, 8.25%, 01/01/14 .........................         123,219
   1,480,000     Fulton Dekalb Hospital Authority Revenue, Grady Memorial Hospital Project, Series A,
                  AMBAC Insured, Pre-Refunded, 7.25%, 01/01/20 ................................................       1,623,900
                 Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates, Refunding,
                  Northeast Georgia Health Care Project, MBIA Insured,
      50,000      5.75%, 10/01/17..............................................................................          48,688
     750,000      6.00%, 10/01/25..............................................................................         751,763
     455,000      Series B, 7.20%, 10/01/20....................................................................         483,497
                 Georgia Municipal Electric Authority, Special Obligation, Refunding,
     140,000      Second Crossover Series, 8.125%, 01/01/17 ...................................................         148,882
   1,000,000      Third Crossover Series, 6.60%, 01/01/18 .....................................................       1,074,050
                 Georgia Municipal Electric Power Authority Revenue,
     800,000      Refunding, Series R, Pre-Refunded, 7.40%, 01/01/25 ..........................................         867,376
     400,000      Series A, Pre-Refunded, 7.40%, 01/01/25 .....................................................         433,688
   7,500,000      Series E, AMBAC Insured, 6.65%, 01/01/21 ....................................................       7,679,025
     100,000      Series S, Pre-Refunded, 7.25%, 01/01/09 .....................................................         108,094
                 Georgia State HFA Revenue, Homeownership Opportunity Program,
   2,895,000      Series A-1, 6.75%, 06/01/17 .................................................................       3,027,475
     880,000      Series C, 6.60%, 12/01/23 ...................................................................         910,932
   1,000,000     Georgia State HFA Revenue, MFMR, Club Candlewood Project, FSA Insured, 7.15%, 01/01/25........       1,036,020
   1,995,000     Georgia State HFA Revenue, SFMR, Refunding, Series A, 6.60%, 12/01/23 ........................       2,020,436
                 Georgia State Residential Finance Authority, Homeownership Mortgage,
   1,230,000      Series B, FHA/VA, 7.00%, 12/01/12 ...........................................................       1,299,065
     265,000      Series B, Sub-Series B-1, Convertible Loans, 7.50%, 06/01/17.................................         280,540
     395,000      Series E, Sub-Series E-1, FHA Insured, 7.50%, 06/01/17.......................................         417,231
                 Georgia State Residential Finance Authority, SF Mortgage, FHA Insured, VA/GML,
       5,000      Series A, 8.375%, 12/01/19...................................................................           5,123
      75,000      Series A-2, 8.40%, 12/01/18..................................................................          77,071
   1,000,000     Georgia State Tollway Authority Revenue, Guaranteed, Georgia 400 Project, 6.80%, 07/01/10.....       1,082,090
   3,300,000     Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured, 6.00%, 10/01/23...       3,277,956
   2,000,000     Houston County School District, Intergovernmental Contract Trust, MBIA Insured, 6.00%, 03/01/14      2,025,940
   1,000,000     La Grange Water and Sewerage Revenue, Pre-Refunded, 7.375%, 01/01/12 .........................       1,099,410
$    850,000     Liberty County IDR, Refunding, Leconte Property, Inc. Project, 7.875%, 12/01/14 ..............       $ 929,985
   1,000,000     Macon-Bibb County Urban Development Authority Revenue, MFHR, Collateralized, Series A,
                  FNMA Secured, 7.50%, 01/01/24 ...............................................................       1,049,680
                 Marietta Development Authority Revenue, Life College, Refunding, First Mortgage, Series A,
                 FSA Insured,
   2,600,000      5.75%, 09/01/14 .............................................................................       2,548,624
   1,100,000      5.80%, 09/01/19 .............................................................................       1,075,415
   1,000,000      5.95%, 09/01/19 .............................................................................         996,260
                 Metropolitan Atlanta Rapid Transit Authority, Sales Tax Revenue,
   6,230,000      Series A, MBIA Insured, 6.90%, 07/01/20 .....................................................       6,805,091
     630,000      Series K, 7.25%, 07/01/10 ...................................................................         664,600
     250,000      Series L, Pre-Refunded, 7.20%, 07/01/10 .....................................................         272,298
   1,000,000      Series O, 6.55%, 07/01/20 ...................................................................       1,044,510
                 Monroe County Development Authority, PCR,
     250,000      Georgia Power Co. Plant, Scherer Project, 8.375%, 07/01/17 ..................................         260,958
   1,000,000      Georgia Power Co., Scherer Project, First Series, Senior Lien, 5.75%, 09/01/23...............         964,180
   1,000,000      Refunding, Georgia Power Co., AMBAC Insured, 6.25%, 07/01/19.................................       1,024,570
   1,500,000      Refunding, Oglethorpe Power Co., Scherer Project, Series A, 6.80%, 01/01/12 .................       1,650,750
     500,000     Paulding County Water and Sewer Revenue, AMBAC Insured, 5.80%, 12/01/16.......................         492,920
   1,000,000     Pike County School District, Refunding, AMBAC Insured, 5.70%, 02/01/16........................         999,930
     100,000     Polk County Water Authority, Water and Sewerage Revenue, Refunding, MBIA Insured,
                  7.00%, 12/01/15 .............................................................................         106,490
      50,000     Private Colleges and Universities, Facilities Authority Revenue, Spelman College Project,
                  7.75%, 06/01/13 .............................................................................          53,400
     250,000     Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series 1988-A,
                  Pre-Refunded, 7.875%, 07/01/17 ..............................................................         271,398
                 Puerto Rico Commonwealth Highway Authority Revenue,
     230,000      Refunding, Series R, 7.15%, 07/01/00 ........................................................         248,067
     100,000      Series P, Pre-Refunded, 8.125%, 07/01/13 ....................................................         108,901
                 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series 1988-A,
     175,000      7.90%, 07/01/07 .............................................................................         187,581
      50,000      7.50%, 07/01/09 .............................................................................          53,250
      80,000     Puerto Rico Commonwealth Public Improvement GO, Series A, Pre-Refunded, 7.75%, 07/01/13.......          86,674
   1,500,000     Puerto Rico Commonwealth, Refunding, Series A, 6.00%, 07/01/14 ...............................       1,504,485
                 Puerto Rico Electric Power Authority Revenue,
     150,000      Refunding, Series M, Pre-Refunded, 8.00%, 07/01/08...........................................         163,026
      50,000      Refunding, Series N, 7.125%, 07/01/14 .......................................................          53,412
     130,000      Refunding, Series N, Pre-Refunded, 7.125%, 07/01/14 .........................................         141,307
   1,000,000      Refunding, Series U, 6.00%, 07/01/14.........................................................         994,490
     165,000      Series O, 7.125%, 07/01/14 ..................................................................         176,260
     235,000      Series O, Pre-Refunded, 7.125%, 07/01/14 ....................................................         255,440
     200,000     Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue, Baxter Travenol Labs,
                  Series A, 8.00%, 09/01/12 ...................................................................         217,260
     110,000     Puerto Rico Municipal Finance Agency, Series 1988-A, 8.25%, 07/01/08 .........................         119,155
                 Puerto Rico PBA, Guaranteed, Public Education and Health Facilities, Pre-Refunded,
      80,000      Series H, 7.875%, 07/01/16 ..................................................................          84,212
     100,000      Series J, 7.00%, 07/01/19 ...................................................................         106,572
     200,000     Royston Downtown Development Authority Revenue, Cobb Memorial Hospital Project,
                  Pre-Refunded, 8.20%, 07/01/08 ...............................................................         212,737
   1,000,000     Savannah EDA, IDR, Refunding, Hershey Foods Corp. Project, 6.60%, 06/01/12 ...................       1,058,770
   3,000,000     Savannah Hospital Authority Revenue, Refunding, St. Joseph's Hospital Project,
                  6.20%, 07/01/23 .............................................................................       2,915,730
   4,600,000     Savannah Port Authority PCR, Refunding, Union Carbide Plastic Co., Inc., 7.55%, 08/01/04......       4,665,411
                 St. Mary's Housing Authority MFMR, FNMA Secured,
$    700,000      Pine Apartments, Series C, 7.375%, 04/01/22 .................................................       $ 719,676
     500,000      Refunding, Cumberland Oaks Apartments, Series A, 7.375%, 09/01/22............................         527,150
     200,000     Sugar Hill Combined Public Utility Revenue, MBIA Insured, Pre-Refunded, 7.35%, 01/01/14.......         206,200
   2,330,000     Tilt County School District, MBIA Insured, 6.125%, 02/01/15 ..................................       2,382,961
   1,500,000     Walker, Dade and Catoosa County Hospital Authority Revenue, Anticipation Certificates,
                  Series A, FGIC Insured, 7.00%, 10/01/10 .....................................................       1,651,245
   2,000,000     Walton County Water and Sewer Authority Revenue, Refunding & Improvement, MBIA Insured,
                  6.00%, 02/01/21..............................................................................       2,017,940
   1,780,000     White County IDA Revenue, Refunding, Clark Schwebel Fiber Glass, 6.85%, 06/01/10 .............       1,866,738
                                                                                                                 --------------
                 Total Long Term Investments (Cost $127,911,175) ..............................................     133,697,051
                                                                                                                 --------------
           a     Short Term Investments1.6%
                 Burke County Development Authority, PCR, Georgia Power Co., Plant Vogtle, Daily VRDN and Put,
     100,000      4th Series, 3.80%, 09/01/25..................................................................         100,000
     500,000      5th Series, 3.70%, 07/01/24..................................................................         500,000
   1,600,000     Hapeville Development Authority, IDR, Hapeville Hotel, Ltd., Daily VRDN and Put, 3.80%, 11/01/15     1,600,000
                                                                                                                 --------------
                 Total Short Term Investments (Cost $2,200,000) ...............................................       2,200,000
                                                                                                                 --------------
                 Total Investments (Cost $130,111,175)99.9% ...................................................     135,897,051
                 Other Assets and Liabilities, Net.1% .........................................................         183,407
                                                                                                                 --------------
                 Net Assets100.0%..............................................................................    $136,080,458
                                                                                                                 ==============

                 At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $130,111,175 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost................................................................     $ 5,973,172
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value................................................................        (187,296)
                                                                                                                 --------------
                 Net unrealized appreciation...................................................................     $ 5,785,876
                                                                                                                 ==============

PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
COP      - Certificate of Participation
EDA      - Economic Development Authority
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assistance
GML      - Guaranteed Mortgage Loan
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDC      - Housing Development Corp.
HFA      - Housing Finance Authority/Agency
IDA      - Industrial Development Authority/Authority
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
SF       - Single Family
SFMR     - Single Family Mortgage Revenue
VA       - Veterans Administration
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).
eSee Note 1(h) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                                Value
   Amount       Franklin Kentucky Tax-Free Income Fund                                                                (Note 1)
                Long Term Investments 97.7%

$   700,000     Ashland PCR, Refunding, Ashland Oil, Inc. Project, 6.65%, 08/01/09..............................      $ 731,836
  1,000,000     Ashland Solid Waste Revenue, Ashland Oil, Inc. Project, 7.20%, 10/01/20 ........................      1,052,400
                Boone County PCR, Refunding, Collateralized, Series A,
  1,300,000      Cincinnati Gas and Electric Co., MBIA Insured, 5.50%, 01/01/24.................................      1,223,027
    710,000      Dayton Power and Light Co., 6.50%, 11/15/22 ...................................................        741,034
    200,000     Campbell County Water Revenue, District No. 1, 6.60%, 12/01/11 .................................        210,432
    325,000     Carroll County PCR, Collateralized, Kentucky Utilities Co. Project, Series B, 6.25%, 02/01/18...        331,916
                Danville Multi-City Lease Revenue,
  1,500,000      Campbellsville, Series B, MBIA Insured, 6.15%, 07/01/12 .......................................      1,555,800
    125,000      Housing Authority, Jefferson County, 6.50%, 02/01/12 ..........................................        129,433
    100,000      Shelbyville, Series H, MBIA Insured, 6.70%, 07/01/11 ..........................................        108,557
                Daviess County Hospital Revenue, Odch, Inc., Series A, MBIA Insured,
    100,000      6.25%, 08/01/12 ...............................................................................        103,454
    210,000      6.25%, 08/01/22 ...............................................................................        215,909
    545,000     Daviess County Public Improvement Corp. Revenue, Refunding, First Mortgage, Court Facilities
                 Project, Series A, 5.70%, 10/01/14 ............................................................        533,544
    100,000     Eastern University Revenues, Consolidated Educational Building, Series Q, AMBAC Insured,
                 6.40%, 05/01/08 ...............................................................................        105,587
    200,000     Edgewood Public Properties Corp. Revenue, First Mortgage, Public Facilities Project, 6.70%, 12/01/21    208,574
    500,000     Fulton County Industrial Building Revenue, H.I.S., Inc. Project, 7.50%, 02/01/10 ...............        497,445
    400,000     Guam Airport Authority Revenue, Refunding, Series A, 6.50%, 10/01/23 ...........................        402,692
    225,000     Guam Power Authority Revenue, Series A, 6.30%, 10/01/22 ........................................        224,984
  1,000,000     Hancock County Solid Waste Disposal Revenue, Willamette Industries, Inc. Project, 6.60%, 05/01/26     1,013,680
    125,000     Hopkins County Hospital Revenue, Trover Clinic Foundation, Inc., MBIA Insured, 6.625%, 11/15/11.        134,091
  1,000,000     Jefferson County Capital Projects Corp., Lease Revenue, Series A, AMBAC Insured, 5.60%, 04/01/14        975,940
                Jefferson County Health Facilities Revenue, Jewish Hospital Health Care Services, Inc., AMBAC Insured,
    750,000      6.50%, 05/01/15................................................................................        786,255
    720,000      6.55%, 05/01/22 ...............................................................................        757,015
    100,000     Jefferson County Hospital Revenue, Alliant Health System Project, Series C, MBIA Insured,
                 6.20%, 10/01/04 ...............................................................................        107,150
  2,000,000     Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11.............      2,019,160
                Jefferson County PCR,
    450,000      DuPont, Series A, 6.30%, 07/01/12..............................................................        480,596
  1,000,000      Louisville Gas and Electric Co. Project, Series B, 5.625%, 0815/19 ............................        955,950
    100,000      Refunding, Louisville Gas and Electric Co. Project, Series A, 7.45%, 06/15/15 .................        108,580
                Jefferson County School District Finance Corp., School Building Revenue, MBIA Insured,
    250,000      Refunding, Series B, 6.20%, 01/01/07 ..........................................................        265,715
  1,020,000      Series A, 5.125%, 02/01/14.....................................................................        943,010
                Kenton County Airport Board Revenue, Delta Airlines Project, Special Facilities,
  1,230,000      Cincinnati/Northern Kentucky International Airport, Series B, MBIA Insured, 5.75%, 03/01/13....      1,224,797
    445,000      Delta Airlines Project, Special Facilities, Series A, 7.50%, 02/01/20..........................        472,933
    150,000      Delta Airlines Project, Special Facilities, Series A, 7.125%, 02/01/21 ........................        156,233
    445,000      Delta Airlines Project, Special Facilities, Series B, 7.25%, 02/01/22..........................        468,870
                Kenton County Water District No. 001, Waterworks Revenue,
    155,000      Refunding, FGIC Insured, 6.375%, 02/01/17 .....................................................        163,229
    500,000      Series A, MBIA Insured, 5.80%, 02/01/15 .......................................................        496,615
    500,000      Series B, FGIC Insured, 5.70%, 02/01/20 .......................................................        486,745
    750,000     Kentucky Development Finance Authority, Hospital Revenue, Refunding & Improvement,
                 St. Elizabeth Medical Center, Series A, FGIC Insured, 6.00%, 11/01/10 .........................        757,530
                Kentucky EDA, Hospital Facilities Revenue,
    650,000      Refunding, Baptist Healthcare Systems, MBIA Insured, 5.00%, 08/15/24 ..........................        559,273
    625,000      St. Elizabeth Medical Center Project, Series A, FGIC Insured, 6.00%, 12/01/22 .................        630,156

$   500,000     Kentucky EDA Revenue, Refunding & Improvement, Ashland Hospital Corp. Medical Center,
                 Series A, CGIC Insured, 6.125%, 02/01/12 ......................................................      $ 514,000
                Kentucky HFC, Housing Revenue,
  1,500,000      Refunding, Series A, 6.375%, 07/01/28..........................................................      1,515,330
  1,485,000      Series C, FHA Insured, 6.40%, 01/01/17 ........................................................      1,509,710
     40,000      SFMR, Series A, 6.60%, 07/01/11 ...............................................................         41,300
    150,000      SFMR, Series B, 6.60%, 07/01/11 ...............................................................        154,875
    130,000      SFMR, Series D, FHA/VA, 7.45%, 01/01/23........................................................        133,323
                Kentucky Infrastructure Authority Revenue, Revolving Fund Program,
    100,000      Series E, 6.50%, 06/01/11 .....................................................................        103,678
    100,000      Series G, 6.30%, 06/01/12 .....................................................................        102,009
    500,000      Series J, 6.375%, 06/01/14 ....................................................................        521,465
    300,000      Wastewater, Series D, 5.75%, 06/01/15 .........................................................        290,286
  1,400,000     Kentucky Local Correctional Facilities Construction Authority Revenue, Refunding, FSA Insured,
                 5.50%, 11/01/14 ...............................................................................      1,339,492
                Kentucky State Development Finance Authority Revenue,
    100,000      Refunding, Sisters of Charity of Nazareth Health Corp., 6.75%, 11/01/12 .......................        106,259
    110,000      St. Claire Medical Center Project, Pre-Refunded, 7.125%, 09/01/21 .............................        122,081
                Kentucky State Property and Buildings Commission Revenue,
     45,000      Project No. 50, Pre-Refunded, 6.00%, 02/01/10 .................................................         47,174
    700,000      Project No. 56, 6.00%, 09/01/14 ...............................................................        703,122
     15,000     Kentucky State Turnpike Authority, EDR, Revitalization Road Project, Pre-Refunded, 7.25%, 05/15/10       16,488
    660,000     Lexington-Fayette Urban County Government, Public Facilities Corp., Mortgage Revenue,
                 FSA Insured, 5.10%, 11/01/15 ..................................................................        598,429
                Lexington-Fayette Urban County Government Revenue, University of Kentucky Library Project,
                 MBIA Insured,
    500,000      6.625%, 11/01/13 ..............................................................................        531,275
    750,000      6.75%, 11/01/24................................................................................        804,030
    600,000     Louisville and Jefferson County Metropolitan Sewer District Revenue, Refunding, Series A,
                 MBIA Insured, 5.50%, 05/15/21 .................................................................        565,968
                Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drain System Revenue, Series A,
    500,000      FGIC Insured, 5.40%, 05/15/22 .................................................................        464,600
    500,000      FGIC Insured, 5.20%, 05/15/26..................................................................        450,540
    500,000      Refunding, AMBAC Insured, 6.75%, 05/15/25 .....................................................        547,140
    500,000     McCracken County Hospital Revenue, Refunding, Mercy Health System, Series A, MBIA Insured,
                 6.40%, 11/01/07 ...............................................................................        537,835
    625,000     Mount Sterling Lease Revenue, Kentucky League Cities Funding, Series A, 6.10%, 03/01/08 ........        636,163
  1,050,000     Pendleton Multi-County Association Trust, Lease Revenue, Series A, 6.50%, 03/01/19 .............      1,073,310
    430,000     Puerto Rico Commonwealth GO, 6.45%, 07/01/17 ...................................................        452,304
    100,000     Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Refunding, Series V,
                 6.625%, 07/01/12 ..............................................................................        105,752
  1,000,000     Puerto Rico Electric Power Authority Revenue, Refunding, Series U, 6.00%, 07/01/14..............        994,490
  1,480,000     Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities, Financing Authority
                 Revenue, Special Facilities, American Airlines, Series A, 6.45%, 12/01/25......................      1,509,112
     50,000     Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Series L, Pre-Refunded,
                 6.875%, 07/01/21 ..............................................................................         55,997
    350,000     Russell Health System Facilities Revenue, Franciscan Health Center, Series B, 8.10%, 07/01/15...        392,238
    100,000     Somerset Water Project Revenue, MBIA Insured, 6.40%, 12/01/06 ..................................        102,208
                University of Kentucky Revenues, Community College Educational Buildings,
    350,000      Refunding, Series J, 5.10%, 05/01/10 ..........................................................        335,674
    100,000      Series I, 6.40%, 05/01/08 .....................................................................        105,866

$   145,000     University of Kentucky Revenues, Consolidated Educational Buildings, Series M, 6.40%, 05/01/10 .      $ 152,973
    750,000     University of Louisville Revenues, Refunding, Consolidated Educational Buildings, Series I,
                5.40%, 05/01/16 ...............................................................................        717,562
                                                                                                                 --------------
                Total Long Term Investments (Cost $39,917,506) .................................................     40,694,205
                                                                                                                 --------------
          a     Short Term Investments.5%
    200,000     Kentucky Development Financing Authority Revenue, Pooled Loan Program, Series A, FGIC Insured,
                 Weekly VRDN and Put, 3.40%, 12/01/15 (Cost $200,000) ..........................................        200,000
                                                                                                                 --------------
                Total Investments (Cost $40,117,506)98.2%.......................................................     40,894,205
                Other Assets and Liabilities, Net1.8%...........................................................        748,244
                                                                                                                 --------------
                Net Assets100.0%................................................................................    $41,642,449
                                                                                                                 ==============
                At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $40,117,506 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost..................................................................    $ 1,100,537
                Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value..................................................................       (323,838)
                                                                                                                 --------------
                Net unrealized appreciation.....................................................................      $ 776,699
                                                                                                                 ==============

PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
CGIC     - Capital Guaranty Insurance Co.
EDA      - Economic Development Authority
EDR      - Economic Development Revenue
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance
GO       - General Obligation
HFC      - Housing Finance Authority/Agency
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
PBA      - Public Building Authority
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue
VA       - Veterans Administration

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S.Treasury bills rate).

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Louisiana Tax-Free Income Fund                                                              (Note 1)

                Long Term Investments 100.8%
                Bonds 99.1%
                Ascension Parish Sales and Use Tax, Gravity Drainage District No. 1, Pre-Refunded,
$   300,000      7.25%, 12/01/06 ..............................................................................       $ 327,333
    300,000      7.25%, 12/01/07 ..............................................................................         327,333
    200,000      7.25%, 12/01/08 ..............................................................................         218,222
    500,000     Bastrop, Inc., IDB, PCR, Refunding, International Paper Co. Project, 6.90%, 03/01/07 ..........         534,300
    150,000     Baton Rouge Public Improvement, Sales and Use Tax Revenue, AMBAC Insured, 7.00%, 08/01/08......         160,736
    200,000     Caddo Parish School District GO, Refunding, MBIA Insured, Pre-Refunded, 7.20%, 03/01/05 .......         203,192
    400,000     Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Memorial Hospital Project,
                 BIG Insured, Pre-Refunded, 7.50%, 12/01/18 ...................................................         416,620
     50,000     Calcasieu Parish Public School ID No. 30, GO, Ward 4, Unlimited Tax, Pre-Refunded, 8.00%, 08/01/04       53,196
                Calcasieu Parish Public Trust Mortgage Authority Revenue, Refunding,
  1,135,000      Series A, 7.75%, 06/01/12 ....................................................................       1,196,778
  1,085,000      Series B, 6.875%, 11/01/12 ...................................................................       1,118,950
  1,380,000     Denham Springs-Livingston Housing and Mortgage Finance Authority, SFMR, ETM, 7.20%, 08/01/10 ..       1,569,681
  1,500,000     DeSoto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
                 7.70%, 11/01/18...............................................................................       1,678,845
                DeSoto Parish GO,
    150,000      School District No. 1, Pre-Refunded, 8.00%, 01/01/09 .........................................         161,199
     50,000      School District No. 2, 8.00%, 08/01/06 .......................................................          54,027
                East Baton Rouge Mortgage Finance Authority,
    840,000      MBS, Series A, 7.875%, 08/01/23 ..............................................................         883,235
  1,305,000      SF Purchase, Series F, GNMA Secured, 7.875%, 12/01/21 ........................................       1,383,939
                East Baton Rouge Parish Public Improvement, Sales and Use Tax, MBIA Insured, Pre-Refunded,
    145,000      7.25%, 02/01/09 ..............................................................................         156,216
    425,000      7.25%, 02/01/13 ..............................................................................         457,874
    750,000     East Baton Rouge Parish Sales and Use Tax, FGIC Insured, 5.90%, 02/01/18.......................         743,648
     50,000     Franklin Public Improvement GO, Sales and Use Tax Revenue, Refunding, Pre-Refunded,
                 8.40%, 12/01/03 ..............................................................................          53,473
                Iberville Parish Consolidated School District No. 005, Pre-Refunded,
    125,000      8.125%, 10/01/08 .............................................................................         136,613
    245,000      GO, Unlimited Tax, 8.00%, 10/01/04 ...........................................................         267,160
    115,000     Jefferson Parish Home Mortgage Authority, SFMR, GNMA Secured, Series A, 8.30%, 04/01/20 .......         120,584
                Jefferson Parish Road District No. 1, GO, FGIC Insured, Pre-Refunded,
    100,000      7.40%, 03/01/06 ..............................................................................         104,615
     50,000      7.40%, 03/01/08 ..............................................................................          52,308
    500,000     Jefferson Parish School Board, Sales and Use Tax Revenue, Series A, ETM, 7.35%, 02/01/03.......         514,005
    400,000     Lafayette Parish Consolidated School District No. 1, FGIC Insured, Pre-Refunded, 7.70%, 03/01/07        433,200
    415,000     Lafayette Public Electric Power Authority Revenue, Refunding, 7.25%, 11/01/12 .................         428,990
     25,000     Lafayette Public Improvement, Sales Tax Revenue, Refunding, Series 1988, FGIC Insured,
                 Pre-Refunded, 8.00%, 03/01/08.................................................................          26,820
                Lafayette Public Trust Financing Authority, SFMR, Series A,
     30,000      ETM, 7.20%, 04/01/11..........................................................................          33,463
    381,220      Refunding, 8.50%, 11/15/12....................................................................         402,653
     95,000     Lafourche Parish Home Mortgage Authority, SFMR, ETM, 7.40%, 07/01/10 ..........................         106,885
  3,000,000     Lake Charles Harbor and Terminal District, Port Facilities Revenue, Refunding, Occidental
                 Petroleum Corp., 7.20%, 12/01/20 .............................................................       3,229,410
    750,000     Lake Charles Nonprofit HDC, Section 8, Assisted Mortgage Revenue, Refunding, Chateau Project,
                 Series 1990-A, CGIC Insured, 7.875%, 02/15/25 ................................................         772,493
  1,750,000     Leesville, IDBR, Refunding, Wal-Mart Stores, Inc. Project, 7.10%, 03/01/11 ....................       1,841,578
    500,000     Louisiana Gas Fuel Tax Revenue, 7.25%, 11/15/04 ...............................................         538,550
                Louisiana Mortgage, HFA Revenue,
  2,795,000      MF, Refunding, Series A, FHA Insured, 7.00%, 07/01/22 ........................................       2,863,394
    750,000      MF, Westview Project, FHA Insured, 7.80%, 04/01/30 ...........................................         783,780
                Bonds (cont.)
                Louisiana Mortgage, HFA Revenue, (cont.)
$    20,000      SF, GNMA Secured, 9.125%, 11/01/18 ...........................................................        $ 20,801
    635,000      SF, GNMA Secured, 8.30%, 11/01/20 ............................................................         655,936
  1,160,000      SF, Refunding, Series C-1, MBIA Insured, 5.75%, 06/01/17 .....................................       1,125,722
  1,600,000     Louisiana Office Capital Facility Corp., Non-Profit Corp., 7.75%, 12/01/10 ....................       1,752,432
                Louisiana Public Facilities Authority, Hospital Revenue, Refunding,
     75,000      Touro Infirmary Project, Series A, BIG Insured, Pre-Refunded, 8.00%, 06/01/09 ................          81,026
  3,000,000      Women's Hospital Foundation Project, 7.25%, 10/01/22..........................................       3,156,660
     65,000      Women's Hospital Foundation Project, FGIC Insured, Pre-Refunded, 8.125%, 10/01/14 ............          71,039
  1,230,000     Louisiana Public Facilities Authority, Lease Revenue, Orleans Parish School Board Project,
                 FSA Insured, 5.65%, 06/15/11..................................................................       1,191,575
                Louisiana Public Facilities Authority Revenue,
    930,000      Alton Ochsner Medical Foundation Project, Series C, MBIA Insured, 6.50%, 05/15/22 ............         964,010
     62,783      MFHR, Pontchartrain Apartments, Series A, GNMA Secured, 8.375%, 07/20/23......................          65,841
    200,000      Refunding, Jefferson Parish Eastbank Office, FGIC Insured, 7.70%, 08/01/10 ...................         218,156
  1,900,000      Refunding, MF Housing, Series A, One Lakeshore, GNMA Secured, 6.40%, 07/20/20.................       1,906,707
  2,012,956      SFM Purchase, Series C, 8.45%, 12/01/12.......................................................       2,131,983
  1,500,000      Student Loan, Series A, Sub-Series 3, 7.00%, 09/01/06 ........................................       1,560,330
  5,500,000      Tulane University, AMBAC Insured, 6.05%, 10/01/25.............................................       5,504,345
     50,000      Tulane University, Series B, Pre-Refunded, 8.00%, 08/15/15 ...................................          52,787
     30,000     Louisiana Public Facilities Authority, SFM Purchase, Series C, GNMA Secured, 8.80%, 04/01/13 ..          31,844
                Louisiana Stadium and Exposition District, Hotel Occupancy Tax and Stadium Revenue, FGIC Insured,
  5,000,000      Series A, 6.00%, 07/01/16 ....................................................................       5,077,300
  2,500,000      Series B, 5.25%, 07/01/20 ....................................................................       2,266,625
                Louisiana State Offshore Terminal Authority, Deepwater Port Revenue, Loop, Inc. Project,
                 First Stage, Refunding,
  1,000,000      Series B, 7.20%, 09/01/08 ....................................................................       1,095,430
  1,000,000      Series E, 7.60%, 09/01/10 ....................................................................       1,094,160
 3,000,000e     Louisiana State University, Agricultural and Mechanical College, University Revenues, Auxiliary,
                 MBIA Insured, 5.50%, 07/01/26.................................................................       2,776,980
  1,050,000     Mississippi River Bridge Authority Revenue, 6.75%, 11/01/12 ...................................       1,123,521
     50,000     Morgan City GO, Sales and Use Tax Revenue, Refunding, Pre-Refunded, 8.40%, 12/01/03 ...........          53,504
                Natchitoches Parish GO, Consolidated School, District No. 7, Pre-Refunded,
    125,000      8.30%, 03/01/10 ..............................................................................         136,968
    230,000      Series B, 7.50%, 03/01/09 ....................................................................         249,959
    235,000      Series B, 7.50%, 03/01/10 ....................................................................         255,393
     65,000     New Orleans Audubon Park Commission, Aquarium Project, MBIA Insured, Pre-Refunded,
                 7.90%, 10/01/08 ..............................................................................          68,863
  2,000,000     New Orleans GO, Refunding, AMBAC Insured, 6.00%, 09/01/21 .....................................       2,018,800
    560,000     New Orleans Home Mortgage Authority, SFMR, Series A, Pre-Refunded, 7.50%, 10/01/18 ............         595,095
     50,000     New Orleans International Airport Revenue, Series A, FGIC Insured, Pre-Refunded, 8.875%, 08/01/17        53,052
                New Orleans Public Improvement GO,
    300,000      CGIC Insured, Pre-Refunded, 7.125%, 10/01/03..................................................         315,579
  1,000,000      FGIC Insured, 5.90%, 11/01/25.................................................................         995,760
  1,000,000     New Roads Electric System Revenue, 7.00%, 07/01/17 ............................................       1,043,210
                Orleans Levee District,
  1,000,000      GO, Levee Improvement, FSA Insured, 5.95%, 11/01/14 ..........................................         993,320
     50,000      Refunding, Public Improvement, Series A, 8.25%, 11/01/15 .....................................          51,206
                Orleans Parish Law Enforcement District, GO, AMBAC Insured,
    185,000      7.10%, 05/01/05 ..............................................................................         196,548
    750,000      7.10%, 05/01/10 ..............................................................................         797,070
                Ouachita Parish Hospital Service Revenue, District No. 1, Glenwood Regional Medical Center,
$ 3,500,000      Pre-Refunded, 7.50%, 07/01/21.................................................................     $ 3,946,530
  2,500,000      Refunding, FSA Insured, 5.75%, 05/15/21.......................................................       2,394,950
     75,000     Plaquemines Parish GO, Unlimited Tax, Pre-Refunded, 8.40%, 08/01/06 ...........................          80,535
                Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, Pre-Refunded,
    500,000      7.90%, 07/01/07 ..............................................................................         543,015
  1,000,000      7.875%, 07/01/17 .............................................................................       1,085,590
    500,000     Puerto Rico Commonwealth GO, Series 1990, Pre-Refunded, 7.70%, 07/01/20 .......................         563,620
  1,000,000     Puerto Rico Commonwealth Highway Transportation Authority Revenue, Series S, Pre-Refunded,
                 8.00%, 07/01/18...............................................................................       1,135,770
                Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series 1988-A,
    525,000      7.90%, 07/01/07 ..............................................................................         562,742
    100,000      7.75%, 07/01/08 ..............................................................................         106,931
                Puerto Rico Electric Power Authority Revenue, Pre-Refunded,
    100,000      Refunding, Series M, 8.00%, 07/01/08 .........................................................         108,684
  1,000,000      Series P, 7.00%, 07/01/21 ....................................................................       1,117,790
    560,000     Puerto Rico Electric Power Authority Revenue, Refunding, Water Resources, Series N,
                 7.125%, 07/01/14..............................................................................         598,214
                Puerto Rico HFC, SFMR, Portfolio No. 1, GNMA Secured,
     10,000      Series A, 7.80%, 10/15/21 ....................................................................          10,408
    275,000      Series B, 7.65%, 10/15/22 ....................................................................         288,742
    665,000      Series C, 6.85%, 10/15/23 ....................................................................         693,755
    150,000     Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue, Baxter Travenol Labs.,
                 Series A, 8.00%, 09/01/12 ....................................................................         162,945
                Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Pre-Refunded,
    100,000      Series H, 7.875%, 07/01/16 ...................................................................         105,266
  1,000,000      Series J, 7.25%, 07/01/17 ....................................................................       1,070,070
     75,000     Rapides Parish GO, Consolidated School District No. 52, Pineville, 8.40%, 03/01/03 ............          79,744
  1,370,000     Rapides Parish Housing and Mortgage Finance Authority, SFM, ETM, 7.25%, 08/01/10 ..............       1,499,945
    150,000     Shreveport GO, Series A, Pre-Refunded, 7.50%, 01/01/09 ........................................         159,734
  3,500,000     Shreveport Water and Sewer Revenue, Refunding, Series A, FGIC Insured, 5.95%, 12/01/14 ........       3,509,870
                St. Bernard Parish Home Mortgage Authority Revenue, SFMR, Series A,
    435,000      FGIC Insured, ETM, 7.50%, 09/01/10............................................................         503,373
    918,665      Refunding, 8.00%, 03/25/12....................................................................         948,476
  2,500,000     St. Charles Parish PCR, Louisiana Power and Light Co. Project, 7.50%, 06/01/21 ................       2,645,450
                St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co. Project,
  1,500,000      7.05%, 04/01/22 ..............................................................................       1,549,920
    750,000      Series A, 7.00%, 12/01/22 ....................................................................         777,390
                St. John's Baptist Parish Sales Tax District,
    430,000      7.30%, 12/01/08 ..............................................................................         463,845
    275,000      7.30%, 12/01/09 ..............................................................................         295,111
     50,000     St. Mary's Parish Public Improvement, Sales and Use Tax Revenue, Refunding, Pre-Refunded,
                 8.40%, 12/01/03...............................................................................          53,504
    437,831     St. Mary's Public Trust Financing Authority, SFMR, Refunding, Series A, 7.625%, 03/25/12.......         465,200
    125,000     St. Tammany's Parish Hospital Service Revenue, District No. 2, Pre-Refunded, 8.00%, 10/01/08 ..         136,305
                St. Tammany's Public Trust Financing Authority, SFMR, Series A, ETM,
    165,000      7.20%, 07/01/10 ..............................................................................         187,074
     50,000      7.20%, 07/01/11 ..............................................................................          55,402
  5,500,000     Tangipahoa Parish Hospital Service Revenue, District No. 1, Refunding, AMBAC Insured,
                 6.25%, 02/01/24 ..............................................................................       5,601,310
    125,000     Terrebonne Parish Hospital Service Revenue, District No. 1, Refunding, Terrebonne General
                 Medical Center Project, BIG Insured, 7.50%, 04/01/15 .........................................         132,150
$   205,000     Ville Platte Utilities Revenue, Refunding, Pre-Refunded, 7.80%, 05/01/02 ......................       $ 223,181
                West Feliciana Parish PCR, Gulf States Utilities,
  6,500,000      7.70%, 12/01/14 ..............................................................................       6,971,120
  5,000,000      Refunding, 8.00%, 12/01/24 ...................................................................       5,306,900
                                                                                                                 --------------
                Total Bonds (Cost $106,802,176)................................................................     112,245,396
                                                                                                                 --------------
                Zero Coupon Bonds1.7%
  5,000,000     Shreveport Water and Sewer Revenue, Refunding, Series B, FGIC Insured, (original accretion
                 rate 7.05%), 12/01/11 (Cost $1,726,204) ......................................................       1,879,200
                                                                                                                 --------------
                Total Long Term Investments (Cost $108,528,380) ...............................................     114,124,596
                                                                                                                 --------------
          a     Short Term Investments.4%
    500,000     Louisiana State Offshore Terminal Authority, Deepwater Port Revenue, ACES, Refunding, Loop, Inc.
                 Project, First Stage, Daily VRDN and Put, 3.80%, 09/01/06 (Cost $500,000).....................         500,000
                                                                                                                 --------------
                Total Investments (Cost $109,028,380)101.2% ...................................................     114,624,596
                Liabilities in Excess of other Assets(1.2)%....................................................      (1,327,843)
                                                                                                                 --------------
                Net Assets 100.0%..............................................................................    $113,296,753
                                                                                                                 ==============
                At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $109,028,380 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost.................................................................     $ 5,868,976
                Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value.................................................................        (272,760)
                                                                                                                 --------------
                Net unrealized appreciation....................................................................     $ 5,596,216
                                                                                                                 ==============


PORTFOLIO ABBREVIATIONS:
ACES - Adjustable Convertible Exempt Securities
AMBAC - American Municipal Bond Assurance Corp.
BIG - Bond Investors Guaranty Insurance Co.
CGIC - Capital Guaranty Insurance Co.
ETM - Escrow to Maturity FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Agency FSA - Financial Security Assistance
GNMA - Government National Mortgage Association
GO - General Obligation
HDC - Housing Development Corp.
HFA - Housing Finance Authority/Agency
HFC - Housing Finance Corp.
ID - Improvement District
IDB - Industrial Development Board
IDBR - Industrial Development Board Revenue
MBIA - Municipal Bond Investors Assurance Corp.
MBS - Mortgage-Backed Securities
MF - Multi-Family
MFHR - Multi-Family Housing Revenue
PBA - Public Building Authority
PCR - Pollution Control Revenue
PCFA - Pollution Control Financing Authority
SF - Single Family
SFM - Single Family Mortgage
SFMR - Single Family Mortgage Revenue

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

eSee Note 1(h) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Maryland Tax-Free Income Fund                                                               (Note 1)
                 Long Term Investments  94.8%

$    200,000     Anne Arundel County GO, Second Issue, 7.75%, 03/15/08.........................................       $ 217,132
   1,650,000     Anne Arundel County Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.00%, 01/01/26 .....       1,653,185
   9,500,000     Anne Arundel County PCR, Refunding, Baltimore Gas and Electric Co. Project, 6.00%, 04/01/24 ..       9,513,110
   4,250,000     Baltimore Convention Center Revenue, FGIC Insured, 6.15%, 09/01/19 ...........................       4,327,690
     545,000     Baltimore COP, Refunding, Series C, MBIA Insured, 7.25%, 04/01/16.............................         588,001
      90,000     Baltimore County Authority Revenue, Series 1989, 7.20%, 07/01/19 .............................          95,702
                 Baltimore County Mortgage Revenue, Old Orchard Apartments Project, Refunding, Series A,
                  MBIA Insured,
   1,000,000      7.00%, 07/01/16 .............................................................................       1,049,070
   3,000,000      7.125%, 01/01/27 ............................................................................       3,174,330
                 Baltimore Economic Development Lease Revenue, Refunding, Armistead Partnership, Series A,
   1,435,000      6.75%, 08/01/02..............................................................................       1,524,300
   3,225,000      7.00%, 08/01/11 .............................................................................       3,456,233
   1,000,000     Baltimore GO, Series B, 7.15%, 10/15/08 ......................................................       1,147,280
   1,850,000     Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11 ........       1,980,203
   5,000,000     Baltimore Revenue, Refunding, Waste Water Project, Series A, FGIC Insured, 5.80%, 07/01/15....       5,003,750
     250,000     Bel Air COP, Parking Facilities, CGIC Insured, Pre-Refunded, 7.80%, 06/01/10 .................         274,023
     350,000     Frederick County College Revenue, Hood College Project, 7.20%, 07/01/09 ......................         371,683
     500,000     Frederick County EDR, Refunding, Manekin Frederick Project, Series A, 7.50%, 12/01/14 ........         546,520
                 Gaithersburg Hospital Facilities, Shady Grove Hospital,
  10,000,000      Improvement Revenue, Series A, Pre-Refunded, 8.25%, 09/01/21.................................      11,638,300
   8,000,000      Refunding & Improvement, FSA Insured, 6.00%, 09/01/21........................................       8,012,640
   3,000,000     Harford County Mortgage Revenue, Refunding, Greenbrier V Apartments Project, FHA Insured,
                  6.50%, 11/01/26 .............................................................................       3,095,070
   1,250,000     Howard County EDR, Refunding, 7.75%, 06/01/12.................................................       1,332,613
     215,000     Howard County Metropolitan District, Series A, Pre-Refunded, 7.40%, 02/15/18 .................         231,387
     300,000     Kent County College Revenue, Refunding, Washington College Project, 7.70%, 07/01/18 ..........         321,429
   1,900,000     Maryland Environmental Services, COP, Water and Waste Facilities, Series A, 6.70%, 06/01/11...       2,023,139
     650,000     Maryland Local Government Insurance Trust Capitalization Program, Series A, 7.125%, 08/01/09 .         702,624
                 Maryland State CDA, Department of Economic and Community Development,
   1,000,000      SFHR Program, Fourth Series, 7.30%, 04/01/17.................................................       1,045,420
     350,000      SF Program, First Series, 7.00%, 04/01/14....................................................         359,499
                 Maryland State CDA, Department of Housing and Community Development,
     130,000      Infrastructure Financing, Series A, AMBAC Insured, 7.25%, 06/01/09 ..........................         139,342
     675,000      MFH Mortgage, Series E, 7.10%, 05/15/28......................................................         701,426
     990,000      MFHR Mortgage, Series A, 7.80%, 05/15/32 ....................................................       1,038,797
   1,800,000      MFHR Mortgage, Series A, 6.85%, 05/15/33 ....................................................       1,851,678
   1,000,000      MFHR Mortgage, Series D, 7.70%, 05/15/20 ....................................................       1,061,710
     140,000      SF Program, 1st Series, 7.40%, 04/01/17......................................................         145,240
     710,000      SF Program, 2nd Series, 7.60%, 04/01/23 .....................................................         743,853
     295,000      SF Program, 2nd Series, 7.85%, 04/01/29 .....................................................         310,355
     300,000      SF Program, 3rd Series, 7.375%, 04/01/26.....................................................         307,956
   1,435,000      SF Program, 3rd Series, 7.25%, 04/01/27......................................................       1,488,612
     995,000      SF Program, 4th Series, 7.375%, 04/01/10 ....................................................       1,035,556
     955,000      SF Program, 4th Series, 7.45%, 04/01/32......................................................         990,450
   1,955,000      SF Program, 5th Series, 6.85%, 04/01/11......................................................       2,047,276
      25,000      SF Program, 6th Series, 8.125%, 04/01/17.....................................................          25,873
                 Maryland State Community Development Administration, MFHR, Series A,
     200,000      Department of Economics and Community Development, 7.375%, 05/15/26 .........................         203,888
      30,000      Department of Housing and Community Development, 7.50%, 05/15/31 ............................          31,046
   1,000,000     Maryland State EDC Lease Revenue, Hilton Street Facilities, Series A, 7.00%, 01/01/10 ........       1,087,300
   3,000,000     Maryland State Energy Financing Adminstration, Solid Waste Disposal Revenue, Limited Obligation,
                  Wheelabrator Water Projects, 6.45%, 12/01/16.................................................       3,035,040
                 Maryland State Health and Higher Educational Facilities Authority Revenue,
$  1,000,000      Doctors Community Hospital, Pre-Refunded, 8.75%, 07/01/12 ...................................     $ 1,157,960
     250,000      Doctors Community Hospital, Pre-Refunded, 8.75%, 07/01/22 ...................................         289,490
     150,000      Franklin Square Hospital, MBIA Insured, 7.50%, 07/01/19 .....................................         163,596
     100,000      Harford Memorial Hospital and Fallston General Hospital, 8.50%, 07/01/14 ....................         103,621
     500,000      Holy Cross Hospital, Series A, AMBAC Insured, Pre-Refunded, 7.125%, 07/01/10 ................         552,705
   9,750,000      Johns Hopkins Medical Institutions, Parking Facilities, AMBAC Insured, 5.50%, 07/01/26.......       9,204,780
   1,700,000      Kernan Hospital, Connie Lee Insured, 6.10%, 07/01/24 ........................................       1,708,534
     100,000      North Arundel Hospital, BIG Insured, Pre-Refunded, 7.875%, 07/01/21 .........................         108,374
   3,000,000      Refunding, Doctors Community Hospital, 5.75%, 07/01/13 ......................................       2,812,290
     150,000      Refunding, Johns Hopkins Hospital, 7.375%, 07/01/09 .........................................         160,131
     100,000      Refunding, Johns Hopkins University, 7.375%, 07/01/08 .......................................         106,417
   2,460,000      Refunding, Junior Lien, Francis Scott Key Facility, 5.625%, 07/01/25.........................       2,321,133
   1,350,000     Maryland State IDA Financing, EDR, FSA Insured, 7.10%, 07/01/18 ..............................       1,462,833
   6,000,000     Maryland State IDA Revenue Financing, American Center Physics Headquarters, 6.625%, 01/01/17 .       6,100,800
   4,655,000     Maryland State Stadium Authority, Lease Revenue, Convention Center Expansion, AMBAC Insured,
                  5.875%, 12/15/14.............................................................................       4,651,881
                 Maryland State Stadium Authority, Sports Facilities Lease Revenue,
   5,000,000      AMBAC Insured, 5.75%, 03/01/22...............................................................       4,812,550
     500,000      Series D, 7.60%, 12/15/19 ...................................................................         542,865
   5,400,000     Maryland State Transportation Facilities Authority Revenue, Refunding, Series 1992, 5.75%, 07/01/13  5,280,012
   1,000,000     Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund, Series A,
                  6.55%, 09/01/14 .............................................................................       1,063,330
                 Montgomery County Housing Opportunities Commission, MFMR, Series A,
   1,580,000      7.25%, 07/01/11 .............................................................................       1,666,473
   2,410,000      7.00%, 07/01/23 .............................................................................       2,490,108
                 Montgomery County Housing Opportunities Commission, SFMR, Series A,
   2,055,000      6.80%, 07/01/17 .............................................................................       2,109,869
     460,000      7.50%, 07/01/17 .............................................................................         482,618
     175,000      7.625%, 07/01/17 ............................................................................         180,408
                 Northeast Solid Waste Disposal Authority Revenue, Montgomery County Resources Recreation
                  Project, Series A,
   3,100,000      6.20%, 07/01/10 .............................................................................       3,118,476
   6,000,000      6.30%, 07/01/16 .............................................................................       5,899,380
                 Ocean City GO, Refunding, MBIA Insured,
   1,880,000      5.75%, 03/15/12..............................................................................       1,903,331
   1,120,000      5.75%, 03/15/13 .............................................................................       1,129,778
   1,180,000      5.75%, 03/15/14 .............................................................................       1,181,687
   2,050,000     Prince George's County COP, Real Estate Acquisition Program II, MBIA Insured, 6.00%, 09/15/14        2,080,791
     130,000     Prince George's County GO, Consolidated Public Improvement, Series A, Pre-Refunded,
                  7.20%, 02/01/08..............................................................................         139,478
                 Prince George's County Hospital Revenue, Dimensions Health Corp., Pre-Refunded,
   3,500,000      7.25%, 07/01/17..............................................................................       3,980,025
   1,000,000      7.00%, 07/01/22 .............................................................................       1,124,590
   5,500,000     Prince George's County Housing Authority, MFHR, Emerson House Project, Series A,
                  7.00%, 04/15/19 .............................................................................       5,663,955
   2,900,000     Prince George's County Housing Authority Mortgage Revenue, Refunding, New Keystone
                  Apartments Project, Series A, MBIA Insured, 6.80%, 07/01/25..................................       2,987,087
   2,750,000     Prince George's County IDA Lease Revenue, Upper Marlboro Justice Center Project, MBIA Insured,
                  5.80%, 06/30/14..............................................................................       2,755,363
     500,000     Prince George's County, Maryland Parking Authority Revenue, Refunding, Justice Center
                  Facilities Project, 6.45%, 05/01/05 .........................................................         538,815
                 Prince George's County PCR, Refunding, Potomac Electric Project,
$  1,200,000      6.00%, 09/01/22..............................................................................     $ 1,207,536
   2,975,000      6.375%, 01/15/23 ............................................................................       3,104,799
   3,000,000     Puerto Rico Commonwealth GO, 5.50%, 07/01/17..................................................       2,856,930
   1,145,000     Rockville Mortgage Revenue, Refunding, Summit Apartments Project, Series A, MBIA Insured,
                  5.70%, 01/01/26..............................................................................       1,102,325
                 Washington Suburban Sanitary District, General Construction,
   1,330,000      5.25%, 06/01/19 .............................................................................       1,227,084
     100,000      Pre-Refunded, 7.25%, 12/01/09 ...............................................................         108,332
                                                                                                                 --------------
                 Total Long Term Investments (Cost $166,039,896) ..............................................     171,572,271
                                                                                                                 --------------
           a     Short Term Investments1.0%
     600,000     Baltimore County MF Revenue, Refunding, Lincoln Woods Apartments, Weekly VRDN and Put,
                  3.65%, 11/01/16 .............................................................................         600,000
     100,000     Maryland State Health & Higher Educational Facilities Authority Revenue, Pooled Loan Program,
                  Kennedy Krieger Facility, Series D, Weekly VRDN and Put, 3.50%, 07/01/23.....................         100,000
     400,000     Maryland State Health & Higher Educational Facilities Authority Revenue, Pooled Loan Program,
                  Refunding, Series A, Weekly VRDN and Put, 3.50%, 04/01/35....................................         400,000
     800,000     Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly VRDN and Put,
                  3.10%, 12/01/15..............................................................................         800,000
                                                                                                                 --------------
                 Total Short Term Investments (Cost $1,900,000) ...............................................       1,900,000
                                                                                                                 --------------
                 Total Investments (Cost $167,939,896)95.8%....................................................     173,472,271
                 Other Assets and Liablities, Net4.2%..........................................................       7,558,359
                                                                                                                 --------------
                 Net Assets100.0%..............................................................................    $181,030,630
                                                                                                                 ==============
                 At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $167,939,896 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost................................................................     $ 6,498,484
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value................................................................        (966,109)
                                                                                                                 --------------
                 Net unrealized appreciation...................................................................     $ 5,532,375
                                                                                                                 ==============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CDA      - Community Development Authority/Agency
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
EDC      - Economic Development Corp.
EDR      - Economic Development Revenue
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority
FSA      - Financial Security Assistance
GO       - General Obligation
IDA      - Industrial Development Authority/Agency
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFH      - Multi-Family Housing
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
PCR      - Pollution Control Revenue
SF       - Single Family
SFHR     - Single Family Housing Revenue
SFMR     - Single Family Mortgage Revenue
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Missouri Tax-Free Income Fund                                                               (Note 1)
                 Long Term Investments 98.2%
$    500,000     Audrain County Hospital Revenue, Refunding, Audrain Medical Center Project, AMBAC Insured,
                  7.35%, 11/01/08 .............................................................................       $ 559,555
   3,000,000     Bi-State Development Agency, Missouri-Illinois Metropolitan District No. 5, Refunding, American
                  Commercial Terminals, 7.75%, 06/01/10........................................................       3,249,450
     600,000     Bi-State Development Agency, Missouri-Illinois Metropolitan District Revenue, Refunding,
                  Arch Parking Facility, 7.25%, 01/02/13.......................................................         611,610
   1,400,000     Bowling Green School District R1, Building Corp., Leasehold Revenue, MBIA Insured,
                  6.50%, 03/01/13 .............................................................................       1,467,564
   1,180,000     Christian County Reorganized School District No. R-6, AMBAC Insured, 7.05%, 03/01/11..........       1,283,580
   1,000,000e    Columbia Special Obligation, Capital Improvement, 5.50%, 02/01/16.............................         957,410
                 Franklin County Consolidated School District No. 2, GO, FGIC Insured, Pre-Refunded,
     500,000        7.20%, 03/01/05............................................................................         522,750
     500,000      7.25%, 03/01/06 .............................................................................         523,110
                 Guam Airport Authority Revenue,
   1,075,000      Refunding, Series A, 6.50%, 10/01/23 ........................................................       1,082,235
     500,000      Series B, 6.60%, 10/01/10 ...................................................................         510,210
   4,000,000      Series B, 6.70%, 10/01/23 ...................................................................       4,040,280
   1,300,000     Hannibal IDA, Health Facilities, 5.75%, 03/01/22..............................................       1,269,424
   1,745,000     Hazelwood IDA, MFHR, Refunding, Lakes Apartments Project, Series A, 6.10%, 09/20/26...........       1,723,624
   3,000,000     Jackson County IDA Revenue, St. Joseph's Health Center Corp., MBIA Insured, 6.50%, 07/01/19 ..       3,149,460
     880,000     Jackson County Lease COP, Longview Recreation Complex Project, Pre-Refunded, 8.00%, 11/01/07..         934,859
     370,000     Jefferson County Reorganized School District No. R-3, AMBAC Insured, 7.00%, 03/01/09 .........         392,563
                 Joplin Catholic Health Facilities Corp. Revenue, IDA, St. John's Regional Medical Center Project,
                  Series 1987,
     150,000      COP, 7.125%, 06/01/14 .......................................................................         154,461
     200,000      Refunding, MBIA Insured, 7.125%, 06/01/14 ...................................................         207,192
     605,000     Kansas City Airport Revenue, General Improvement, Series B, CGIC Insured, 6.875%, 09/01/12 ...         656,395
   3,345,000     Kansas City IDA, MFHR, Mews Apartments Project, Series A, 6.30%, 07/01/20.....................       3,349,817
   5,000,000     Kansas City Land Clearance, Redevelopment Authority Lease Revenue, Municipal Auditorium and
                  Muehlebach Hotel, Series A, FSA Insured, 5.90%, 12/01/18 ....................................       4,968,800
                 Kansas City MAC, Leasehold Revenue, Capital Improvement,
   7,790,000      Citywide Infrastructure, Series B, CGIC Insured, 6.50%, 03/01/14 ............................       8,204,272
   1,750,000      Refunding, Roe Bartle, Series B-1, AMBAC Insured, Pre-Refunded, 7.125%, 04/15/16 ............       1,929,988
   1,905,000      Roe Bartel, Series B, AMBAC Insured, Pre-Refunded, 6.625%, 04/15/15 .........................       2,092,738
   1,665,000      Truman Medical Center, Series A, 7.00%, 11/01/11.............................................       1,777,154
   1,850,000     Kansas City School District, Building Corp., Leasehold Revenue, Capital Improvement Project,
                  Series A, FGIC Insured, Pre-Refunded, 7.90%, 02/01/08........................................       1,982,016
   3,525,000     Kansas City Tax Increment Financing Commission, Tax Increment Revenue, Briarcliff West Project,
                  Series B, 7.00%, 11/01/14....................................................................       3,610,023
   1,800,000     Kansas City Water Revenue, Seventh Issue, Series A, 7.00%, 12/01/08...........................       1,829,664
                 Lake of The Ozarks Community Bridge Corp., Bridge System Revenue,
   3,035,000      6.25%, 12/01/16..............................................................................       2,881,247
   7,000,000      6.40%, 12/01/25 .............................................................................       6,637,050
      75,000     Lee's Summit COP, 8.50%, 08/01/02.............................................................          77,249
                 Lee's Summit IDA Revenue, John Knox Village Project,
   1,000,000      6.55%, 08/15/10 .............................................................................       1,016,340
   2,000,000      6.625%, 08/15/13.............................................................................       2,017,700
      40,000     Marion County Nursing Home District Revenue, Refunding, Pre-Refunded, 9.00%, 08/01/03.........          42,518
   1,000,000     Missouri School Board Association COP, Lease Participation, North St. Francois County Project,
                  MBIA Insured, Pre-Refunded, 7.375%, 04/01/10 ................................................       1,063,970
                 Missouri School Board Association COP, Pooled Finance Program, BIG Insured,
     130,000      Series A-3, 7.875%, 03/01/06 ................................................................         135,160
     225,000      Series A-5, 7.375%, 03/01/06 ................................................................         235,517
                 Missouri School Boards Association, Lease Participation Certificates, FSA Insured,
$  6,150,000      Fox C-6 School District, 5.75%, 03/01/16.....................................................     $ 6,050,924
   2,220,000      Refunding, Republic R-3 School District Project, 6.00%, 03/01/16.............................       2,245,574
                 Missouri State Environmental Improvement and Energy Resources Authority, PCR,
   2,100,000      National Rural Association, Electric Project, Series 1984 G-6, AMBAC Insured, 5.85%, 02/01/13       2,088,912
     950,000      Revolving Fund, Lee's Summit, Series B, 7.125%, 12/01/10.....................................       1,051,565
   4,500,000      Revolving Fund, Series A, 6.55%, 07/01/14....................................................       4,809,465
   1,000,000      Revolving Fund, Series A, Kansas City Project, 5.75%, 01/01/16...............................         996,440
   1,945,000      Revolving Fund, Springfield Project, Series A, 7.00%, 10/01/10 ..............................       2,133,548
   1,000,000      Revolving Fund Program, Series A, CGIC Insured, 6.05%, 07/01/16 .............................       1,023,680
   1,000,000      Revolving Fund Program, Series B, 5.80%, 01/01/15............................................       1,001,440
   2,000,000      Revolving Fund Program, Series B, 7.20%, 07/01/16............................................       2,268,480
   2,000,000      Thomas Hill Electric Cooperative, 5.50%, 12/01/11............................................       1,965,420
   2,390,000     Missouri State Environmental Improvement and Energy Resources Authority, Union Electric Project,
                  7.40%, 05/01/20..............................................................................       2,593,222
                 Missouri State Health and Educational Facilities Authority, Health Facilities Revenue,
   2,000,000      Barnes Hospital, Pre-Refunded, 7.125%, 12/15/20..............................................       2,229,280
     100,000      Bethesda Health Group, Inc. Project, Pre-Refunded, 8.00%, 04/01/13 ..........................         106,781
   3,500,000      Lake of The Ozarks General Hospital, Pre-Refunded, 8.00%, 02/15/11 ..........................       3,845,765
   4,000,000       eLutheran Senior Services, Series A, 6.375%, 02/01/27.......................................       3,940,000
     125,000      Refunding, Charles E. Still Osteopathic Hospital Project, 7.625%, 02/01/08...................         126,565
     865,000      Refunding, Heartland Health Systems Project, 8.125%, 10/01/10 ...............................         947,659
   1,250,000      Refunding, Lake Of The Ozarks General Hospital, 6.25%, 02/15/11 .............................       1,244,063
   1,000,000      Refunding, Lake Of The Ozarks General Hospital, 6.50%, 02/15/21..............................         987,890
   1,000,000      Refunding & Improvement, Christian Health, Series A, FGIC Insured, Pre-Refunded,
                  6.875%, 02/15/21.............................................................................       1,103,830
     950,000      Sisters of St. Mary's Health Care Project, BIG Insured, Pre-Refunded, 7.75%, 06/01/16 .......       1,025,734
     175,000      Spelman-St. Luke's Hospital Corp. Project, Pre-Refunded, 7.875%, 10/01/18 ...................         190,948
                 Missouri State Health and Educational Facilities Authority Revenue,
   5,000,000      Health Midwest, Series A, MBIA Insured, 6.40%, 02/15/15 .....................................       5,212,750
     700,000      Health Midwest, Series B, MBIA Insured, 6.10%, 06/01/11 .....................................         724,332
   1,990,000      Health Midwest, Series B, MBIA Insured, 6.25%, 06/01/14......................................       2,063,192
   1,100,000      Health Midwest, Series B, MBIA Insured, 6.25%, 02/15/22......................................       1,130,195
   2,745,000      Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 .............................       2,852,933
   4,000,000      Jefferson Memorial Hospital Obligated Group, 6.75%, 05/15/15.................................       3,982,640
   3,000,000      Jefferson Memorial Hospital Obligated Group, 6.80%, 05/15/25 ................................       2,966,010
   1,000,000      Refunding, SSM Health Care, Series AA, MBIA Insured, 6.25%, 06/01/16 ........................       1,031,400
      50,000      Refunding, St. Louis University, Series A, AMBAC Insured, 7.875%, 06/01/12 ..................          52,089
   1,200,000      Refunding & Improvement, St. Luke's Hospital of Kansas City Project, MBIA Insured,
                  Pre-Refunded, 7.00%, 11/15/13................................................................       1,346,412
                 Missouri State Housing Development Commission, GNMA Secured,
   2,240,000      Series B, 6.40%, 12/01/24....................................................................       2,269,725
     150,000      SFMR, Series A, 7.90%, 02/01/21..............................................................         155,945
     460,000      SFMR, Series A, 7.625%, 02/01/22 ............................................................         479,196
   2,000,000      SFMR, Series B, 6.10%, 09/01/14..............................................................       2,009,500
     375,000      SFMR, Series B, 7.625%, 06/01/21.............................................................         388,980
   1,805,000      SFMR, Series B, 7.75%, 06/01/22..............................................................       1,901,441
   2,000,000      SFMR, Series B, 6.45%, 09/01/27..............................................................       2,014,900
   1,620,000      SFMR, Series C, 6.90%, 07/01/18..............................................................       1,678,612
     135,000     Missouri State Housing Development Commission, MFHR, FHA Insured, 8.50%, 12/01/29.............         141,288
   5,000,000     Missouri State Western College Revenue, Refunding, Student Housing, Pre-Refunded,
                  8.00%, 10/01/16..............................................................................       5,798,450

$  1,000,000     Moberly Combined Waterworks and Sewerage System, Refunding & Improvement Bonds,
                  FGIC Insured, Pre-Refunded, 7.50%, 08/01/15..................................................     $ 1,120,420
      50,000     Moberly IDA, Hospital Revenue, Refunding, Moberly Regional Medical Center, Inc., Pre-Refunded,
                  8.75%, 03/01/16..............................................................................          54,486
   1,000,000     Northeast State University Recreational Facility Revenue, Campus Recreational Center Project,
                  AMBAC Insured, 5.80%, 06/01/15 ..............................................................         990,880
     300,000     North Kansas City School District Facilities Authority, BIG Insured, 7.40%, 03/01/06..........         310,902
   5,200,000     Northwest R-I Educational Facilities Authority, Leasehold Revenue, Jefferson County, FSA Insured,
                  5.70%, 03/01/15..............................................................................       5,038,332
   5,000,000     Phelps County Hospital Revenue, Refunding, Phelps County Regional Medical Center,
                  Connie Lee Insured, 6.00%, 05/15/13 .........................................................       4,989,000
     250,000     Platte County Reorganized School District No. R-5, Pre-Refunded, 7.25%, 03/01/06..............         261,370
   2,820,000     Poplar Bluff Public Building Corp., Leasehold Revenue, Series A, MBIA Insured, 5.50%, 09/01/12       2,770,001
                 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Pre-Refunded,
      40,000      Refunding, Series 1985-A, FSA Insured, 9.00%, 07/01/09.......................................          50,478
     500,000      Series 1988-A, 7.90%, 07/01/07...............................................................         543,015
     375,000      Series 1988-A, 7.875%, 07/01/17..............................................................         407,096
   4,000,000     Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue, Series Y,
                  5.50%, 07/01/26..............................................................................       3,733,920
      75,000     Puerto Rico Commonwealth Highway Authority Revenue, Series P, Pre-Refunded, 8.125%, 07/01/13 .          81,676
      20,000     Puerto Rico Commonwealth IDC, General Purpose Revenues, 8.00%, 01/01/03 ......................          20,081
                 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series 1988-A,
     200,000      7.90%, 07/01/07..............................................................................         214,378
     975,000      7.75%, 07/01/08 .............................................................................       1,042,577
     120,000     Puerto Rico Commonwealth Public Improvement GO, Pre-Refunded, Series A, 7.75%, 07/01/13.......         130,010
                 Puerto Rico Electric Power Authority Revenue,
      15,000      Refunding, Series L, Pre-Refunded, 8.40%, 07/01/15...........................................          15,840
      25,000      Refunding, Series M, Pre-Refunded, 8.00%, 07/01/08 ..........................................          27,171
   1,110,000      Refunding, Series N, 7.125%, 07/01/14 .......................................................       1,185,746
     280,000      Series O, 7.125%, 07/01/14...................................................................         299,107
     520,000      Series O, Pre-Refunded, 7.125%, 07/01/14.....................................................         565,230
     380,000     Puerto Rico HFC, MFMR, Portfolio A, Series 1, 7.50%, 04/01/22 ................................         397,860
                 Puerto Rico HFC, SFMR, Portfolio No. 1, GNMA Secured,
      50,000      Series A, 7.80%, 10/15/21 ...................................................................          52,041
   1,325,000      Series C, 6.85%, 10/15/23....................................................................       1,382,293
                 Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
     350,000      Baxter Travenol Labs., Series A, 8.00%, 09/01/12.............................................         380,205
     300,000      Upjohn Co. Project, 7.50%, 12/01/23..........................................................         326,271
   2,500,000     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities, Financing
                  Authority, Industrial Revenue, Guaynabo Municipal Government Center, Series A, 5.625%, 07/01/22     2,259,425
     130,000     Puerto Rico Municipal Finance Agency, Series 1988-A, 8.25%, 07/01/08 .........................         140,821
                 Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Series H, Pre-Refunded,
     175,000      7.875%, 07/01/16.............................................................................         184,216
   1,750,000      7.25%, 07/01/17 .............................................................................       1,872,623
   2,500,000     Puerto Rico Ports Authority Revenue, Special Facilities, American Airlines, Series A, 6.25%,06/01/26 2,482,975
   1,000,000     Raymore GO, CGIC Insured, 6.00%, 03/01/14 ....................................................       1,019,870
     250,000     Southwest University Housing System Revenue, FGIC Insured, Pre-Refunded, 7.00%, 10/01/10 .....         262,927
   2,000,000     Springfield Waterworks Revenue, Series A, 5.60%, 05/01/23.....................................       1,930,120
     500,000     St. Charles County Community College, Pre-Refunded, 7.25%, 03/01/06 ..........................         547,075
                 St. Charles Public Facility Authority, Leasehold Revenue, AMBAC Insured,
   3,000,000      Refunding, 5.80%, 02/01/10...................................................................       2,997,030
   1,500,000      Series 1990, Pre-Refunded, 7.20%, 03/01/10...................................................       1,625,880

$  2,000,000     St. Louis Airport Revenue, Lambert-St. Louis International Airport, Refunding & Improvement,
                  FGIC Insured, 6.125%, 07/01/15 ..............................................................     $ 2,028,900
                 St. Louis County Housing Authority, MFHR, Kensington Square Apartments Project, Refunding,
   1,000,000      6.55%, 03/01/14..............................................................................       1,034,480
   2,750,000      6.65%, 03/01/20..............................................................................       2,844,353
                 St. Louis County IDA, Health Facilities Revenue,
   1,930,000      Mother of Perpetual Help, 6.40%, 08/01/35 ...................................................       1,967,230
     295,000      Normandy Osteopathic Hospitals Project, Refunding & Improvement, First Mortgage,
                  9.125%, 08/01/13.............................................................................         308,555
      25,000     St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 09/01/19.............................          26,184
                 St. Louis County Regional Convention and Sports Complex Authority, Convention and Sports Project,
                  Series B,
   5,050,000      Pre-Refunded, 7.00%, 08/15/21 ...............................................................       5,677,160
   4,765,000      Refunding, 5.50%, 08/15/13...................................................................       4,394,521
   5,565,000      Refunding, 5.75%, 08/15/21...................................................................       5,104,051
   1,000,000     St. Louis IDA, Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project,
                  5.875%, 11/01/26 ............................................................................         961,060
     250,000     St. Louis Land Clearance RDA, Leasehold Revenue, Capital Improvement, Pre-Refunded,
                  7.60%, 08/15/08 .............................................................................         266,088
                 St. Louis Municipal Finance Corp., Leasehold Revenue, Series A,
   5,370,000      City Justice Center Improvement, AMBAC Insured, 6.00%, 02/15/19..............................       5,369,732
  10,000,000      Refunding, 6.00%, 07/15/13...................................................................      10,100,000
     470,000     St. Louis Parking Facilities Revenue, 6.625%, 12/15/21........................................         478,465
                 St. Louis Regional Convention and Sports Complex Authority, Series C,
   3,060,000      7.75%, 08/15/01..............................................................................       3,208,838
  11,900,000      7.90%, 08/15/21 .............................................................................      13,040,853
     300,000     Sullivan County Public Water Supply District No. 1, Waterworks Revenue, Refunding, 7.70%, 12/15/13     316,616
     500,000     Washington County GO, Industrial Bonds, Pauwels Transformers Project, Series A, 7.60%, 12/01/09        522,124
   2,000,000     West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Series A, 8.625%, 09/15/20..       2,139,700
   1,600,000     West Plains Improvement Authority, Leasehold Revenue, Civic Center, Inc. Project, FGIC Insured,
                  6.85%, 04/01/06..............................................................................       1,704,127
                                                                                                                 --------------
                 Total Long Term Investments (Cost $243,591,065)...............................................     252,530,515
                                                                                                                 --------------
           a     Short Term Investments  2.0%
                 Kansas City IDA, Hospital Revenue, Research Health Services System, MBIA Insured,
                  Daily VRDN and Put,
   3,300,000      3.90%, 10/15/14..............................................................................       3,300,000
     400,000      3.90%, 04/15/15..............................................................................         400,000
   1,000,000      3.90%, 10/15/15..............................................................................       1,000,000
     400,000     Missouri State Health and Educational Facilities Authority Revenue, Christian Health Services,
                  Series A, Weekly VRDN and Put, 3.35%, 11/01/19...............................................         400,000
                                                                                                                 --------------
                 Total Short Term Investments (Cost $5,100,000) ...............................................       5,100,000
                                                                                                                 --------------
                 Total Investments (Cost $248,691,065)  100.2%.................................................     257,630,515
                 Liabilities In Excess Of Other Assets  (.2)%..................................................        (593,064)
                                                                                                                 --------------
                 Net Assets  100.0%............................................................................    $257,037,451
                                                                                                                 ==============
                 At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $248,691,751 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost................................................................    $ 10,235,164
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value................................................................      (1,296,400)
                                                                                                                 --------------
                 Net unrealized appreciation...................................................................     $ 8,938,764
                                                                                                                 ==============

PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFC      - Housing Finance Corp.
IDA      - Industrial Development Authority/Agency
IDC      - Industrial Development Corp.
MAC      - Municipal Assistance Corp.
MBIA     - Municipal Bond Investors Asssurance Corp.
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
RDA      - Redevelopment Agency
SFMR     - Single Family Mortgage Revenue

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).
eSee Note 1(h) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin North Carolina Tax-Free Income Fund                                                         (Note 1)
                 Long Term Investments 98.1%
$  1,075,000     Appalachian State University Revenue, Appalachian State Teachers College Utility System,
                  MBIA Insured, 6.10%, 05/15/13 ...............................................................     $ 1,110,615
   2,000,000     Buncombe County Metropolitan Sewage District System Revenue, Series B, 6.75%, 07/01/16 .......       2,218,660
     100,000     Charlotte Airport Revenue, 8.50%, 07/01/17....................................................         104,752
   2,250,000     Charlotte COP, Convention Facility Project, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/11 .....       2,520,675
   1,000,000     Charlotte GO, Water and Sewer, 5.90%, 02/01/18 ...............................................       1,015,790
                 Charlotte-Mecklenburg Hospital Authority, Health Care System Revenue,
   6,100,000      Refunding, Series 1992, 6.25%, 01/01/20......................................................       6,224,806
     150,000      Refunding, Series G, Pre-Refunded, 7.875%, 10/01/15..........................................         159,041
     350,000      Refunding, Series I, Pre-Refunded, 7.80%, 10/01/18 ..........................................         381,381
   5,000,000      Series A, 5.90%, 01/15/16....................................................................       4,999,550
                 Charlotte Special Facilities Revenue, Piedmont Aviation, Inc. Project, Douglas International Airport,
     260,000      8.375%, 07/01/17.............................................................................         262,150
   1,255,000      9.00%, 07/01/17..............................................................................       1,309,141
     200,000     Chowan County Hospital Revenue, Refunding, 7.625%, 10/01/10...................................         200,602
   3,100,000     Coastal Solid Waste Disposal System Authority Revenue, Refunding, Regional Solid Waste
                  Management, 6.50%, 06/01/08 .................................................................       3,237,330
   2,180,000     Concord COP, Series B, MBIA Insured, 6.125%, 06/01/21.........................................       2,213,485
   1,000,000     County of Cleveland GO, AMBAC Insured, Pre-Refunded, 7.10%, 06/01/06 .........................       1,101,020
   1,400,000     Craven County Regional Medical Facility, MBIA Insured, Pre-Refunded, 7.20%, 10/01/19 .........       1,555,862
                 Cumberland County COP, Civic Center Project, Series A, AMBAC Insured,
   3,500,000      6.40%, 12/01/19..............................................................................       3,668,280
   3,765,000      6.40%, 12/01/24 .............................................................................       3,931,225
                 Cumberland County Hospital Facility System Revenue,
     110,000      BIG Insured, Pre-Refunded, 7.875%, 10/01/14 .................................................         120,024
   2,500,000      MBIA Insured, 6.00%, 10/01/21 ...............................................................       2,519,375
   1,000,000     Dare County Utility System Revenue, MBIA Insured, 5.75%, 06/01/14 ............................         984,610
                 Davie County GO, North Carolina Water, Unlimited Tax,
     350,000      7.10%, 04/01/10 .............................................................................         379,981
     250,000      7.10%, 04/01/11 .............................................................................         271,330
   2,000,000     Duplin County COP, Social Service Administrative Building, Solid Waste Project, FGIC Insured,
                  6.75%, 09/01/12 .............................................................................       2,138,280
   1,650,000     Durham COP, Series 1991, 6.875%, 04/01/09 ....................................................       1,791,405
                 Durham County COP, Hospital and Office Facilities Project,
   3,000,000      6.00%, 05/01/14 .............................................................................       3,032,550
   3,200,000      6.00%, 05/01/17 .............................................................................       3,199,680
   3,000,000     Durham County COP, Jail Facilities and Computer Equipment Project, 6.625%, 05/01/14 ..........       3,158,400
                 Fayetteville Public Works Commission Revenue,
   1,650,000      FGIC Insured, Pre-Refunded, 7.00%, 03/01/11 .................................................       1,803,318
   2,000,000      Series A, FSA Insured, 6.00%, 03/01/16 ......................................................       2,033,700
     750,000     Gaston County Industrial Facilities and PCFA Revenue, 7.70%, 10/01/12.........................         818,633
   2,200,000     Gastonia Combined Utilities System Revenue, MBIA Insured, 6.10%, 05/01/19.....................       2,262,810
   1,500,000     Gastonia COP, Police Station Project, FGIC Insured, 5.70%, 08/01/15...........................       1,474,365
                 Greensboro COP,
   1,610,000      Coliseum Arena Expansion Project, 6.75%, 12/01/09............................................       1,729,156
     350,000      Greensboro Center City Corp., Pre-Refunded, 7.90%, 07/01/09 .................................         379,463
   1,320,000     Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 01/01/24 .........       1,360,260
   1,000,000     Guam Power Authority Revenue, Series A, 6.375%, 10/01/08......................................       1,023,650
     400,000     Halifax County Insured Facility, PCR, Solid Waste Disposal, Champion International Corp.,
                  8.15%, 11/01/19..............................................................................         432,900
   2,000,000     Haywood County Industrial Facilities and PCFA, Environmental Improvement Revenue,
                 Champion International Project, 6.25%, 09/01/25...............................................       1,973,620

$    200,000     Haywood County Insured Facility, PCR, Solid Waste Disposal, Champion International Corp.,
                  8.10%, 11/01/09..............................................................................       $ 215,326
   1,500,000     Highpoint Special Obligation Sales Tax Revenue, Solid Waste Management Project, 7.15%, 07/01/01      1,557,780
   1,700,000     Kinston Enterprise System Revenue, Combined Enterprise System, FSA Insured, 5.70%, 04/01/21...       1,673,412
   3,155,000     Kinston Housing Authority Mortgage Revenue, Refunding, Kinston Towers Project, 6.75%, 12/01/18       3,203,461
                 Martin County Industrial Facilities and PCFA Revenue,
   3,000,000      Refunding, 6.375%, 01/01/10 .................................................................       3,132,390
   3,000,000      Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25 ......................................       2,919,240
   1,000,000     Mooresville Grade School District, COP, AMBAC Insured, 6.35%, 10/01/14 .......................       1,046,130
   1,000,000     New Hanover County Industrial Facilities and PCFA Revenue, Refunding, 6.70%, 07/01/19.........       1,044,350
                 North Carolina Eastern Municipal Power Agency System Revenue,
     775,000      Refunding, Series 1987-A, 7.25%, 01/01/21....................................................         794,042
     400,000      Refunding, Series 1988-A, Pre-Refunded, 8.00%, 01/01/21......................................         427,316
     750,000      Refunding, Series 1989-A, Pre-Refunded, 7.75%, 01/01/12......................................         818,895
   9,000,000      Refunding, Series 1991-A, 6.50%, 01/01/17 ...................................................       9,071,730
   3,000,000      Refunding, Series 1991-A, 6.50%, 01/01/18....................................................       3,090,930
   6,000,000      Series 1993-A, 6.40%, 01/01/21 ..............................................................       5,991,960
                 North Carolina Educational Facilities Finance Agency Revenue, Highpoint College Project,
     190,000      7.10%, 12/01/07 .............................................................................         204,073
     205,000      7.10%, 12/01/08 .............................................................................         219,867
     220,000      7.10%, 12/01/09 .............................................................................         235,545
   2,925,000     North Carolina HFA, MFR, Refunding, Series B, 6.90%, 07/01/24 ................................       3,072,215
                 North Carolina HFA, Refunding,
   3,000,000      MF, Series A, AMBAC Insured, 5.90%, 07/01/20 ................................................       2,906,520
   4,855,000      Series F, 6.70%, 01/01/27 ...................................................................       5,056,385
   2,500,000      Series H-1984, Mortage Loan Resolution, 6.05%, 07/01/28......................................       2,499,725
   3,000,000      SF, Series DD, 6.20%, 09/01/27 ..............................................................       2,999,940
   5,000,000      SF, Series JJ, 6.45%, 09/01/27...............................................................       5,012,000
                 North Carolina HFA, SFMR,
      35,000      Series C, 8.00%, 03/01/17....................................................................          36,289
      95,000      Series H, 8.05%, 03/01/19 ...................................................................          97,857
     185,000      Series J, 7.40%, 03/01/22 ...................................................................         191,597
     460,000      Series M, 7.85%, 09/01/28 ...................................................................         478,193
                 North Carolina HFA, SFR,
   3,355,000      Refunding, Series S, 6.95%, 03/01/17.........................................................       3,528,454
     955,000      Series AA, 6.25%, 03/01/17 ..................................................................         973,374
   2,135,000      Series X, 6.65%, 09/01/19....................................................................       2,206,202
                 North Carolina Medical Care Commission, Health Care Facilities Revenue, Pre-Refunded,
     700,000      Gaston Health Care Support Project, 7.25%, 02/15/19..........................................         757,974
   1,250,000      Stanley Memorial Hospital, 7.80%, 10/01/19 ..................................................       1,388,100
                 North Carolina Medical Care Commission, Hospital Revenue,
   3,500,000      Halifax Memorial Hospital Project, 6.75%, 08/15/24...........................................       3,527,545
     160,000      Memorial Mission Hospital Project, MBIA Insured, Pre-Refunded, 7.80%, 10/01/18 ..............         174,346
   1,850,000      Presbyterian Hospital Project, Pre-Refunded, 7.375%, 10/01/20................................       2,067,856
   4,700,000      Refunding, Annie Pen Memorial Hospital Project, 7.50%, 08/15/21 .............................       4,858,954
     100,000      Refunding, Carolina Medicorp Project, Series A, Pre-Refunded, 7.875%, 05/01/15 ..............         104,543
   4,830,000      Refunding, North Carolina Baptist Hospitals Project, Series A, 6.00%, 06/01/22...............       4,844,249
     250,000      Refunding, St. Joseph's Hospital Project, AMBAC Insured, Pre-Refunded, 7.25%, 10/01/14.......         269,713
   3,000,000      Roanoke-Chowan Hospital Project, 7.75%, 10/01/19.............................................       3,140,040
     195,000      Scotland Memorial Hospital, MBIA Insured, Pre-Refunded, 8.625%, 10/01/11.....................         215,233
   1,000,000      Wayne Memorial Hospital Project, AMBAC Insured, 6.00%, 10/01/21..............................       1,005,080
   3,240,000      Wilson Memorial Hospital Project, AMBAC Insured, 6.50%, 11/01/20.............................       3,357,353

$ 10,500,000     North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue, Refunding,
                  Series 1992, 6.25%, 01/01/17 ................................................................    $ 10,368,015
                 North Carolina State Education Assistance Authority Revenue, Guaranteed, Student Loan,
                  Subordinated Lien,
   3,310,000      Series A, 6.05%, 07/01/10 ...................................................................       3,291,265
   1,500,000      Series A, 6.30%, 07/01/15 ...................................................................       1,510,350
   4,500,000      Series C, 6.35%, 07/01/16....................................................................       4,514,310
     400,000     Northampton County Insured Facility, PCR, Solid Waste Disposal, Champion International Corp.,
                  8.05%, 11/01/04..............................................................................         431,160
   1,000,000     Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 06/01/15 ..............       1,027,340
     350,000     Orange County GO, Series 1989, Pre-Refunded, 7.20%, 05/01/08 .................................         379,869
   1,195,000     Pender County COP, Pre-Refunded, 7.70%, 06/01/11..............................................       1,360,926
   2,165,000     Person County COP, Person County Law Enforcement Center Project, Series 1991, MBIA Insured,
                  7.125%, 06/01/11 ............................................................................       2,359,352
                 Pitt County COP, FGIC Insured,
   2,750,000      6.90%, 04/01/08 .............................................................................       2,937,880
     750,000      6.00%, 04/01/12..............................................................................         766,875
                 Polk County School GO, FGIC Insured,
     700,000      6.70%, 05/01/08 .............................................................................         763,000
     700,000      6.70%, 05/01/09..............................................................................         763,000
   1,000,000     Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series 1988-A, Pre-Refunded,
                  7.875%, 07/01/17 ............................................................................       1,085,590
                 Puerto Rico Commonwealth GO,
   8,050,000      6.45%, 07/01/17 .............................................................................       8,467,554
     500,000      Series 1990, Pre-Refunded, 7.25%, 07/01/10...................................................         554,875
                 Puerto Rico Commonwealth Highway Authority Revenue,
     100,000      Refunding, Series N, Pre-Refunded, 8.00%, 07/01/03 ..........................................         108,684
     170,000      Series P, Pre-Refunded, 8.125%, 07/01/13 ....................................................         185,132
   1,250,000      Series R, 7.15%, 07/01/00 ...................................................................       1,348,188
                 Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series 1988-A,
     250,000      7.75%, 07/01/08..............................................................................         267,328
     250,000      7.50%, 07/01/09 .............................................................................         266,250
                 Puerto Rico Electric Power Authority Revenue,
   5,000,000      6.125%, 07/01/21 ............................................................................       4,983,650
     250,000      Refunding, Series 1988-M, Pre-Refunded, 8.00%, 07/01/08 .....................................         271,710
     160,000      Refunding, Series N, 7.125%, 07/01/14 .......................................................         170,918
     340,000      Refunding, Series N, Pre-Refunded, 7.125%, 07/01/14..........................................         369,573
     850,000      Series O, 7.125%, 07/01/14...................................................................         908,004
   1,000,000      Series P, Pre-Refunded, 7.00%, 07/01/21 .....................................................       1,117,790
   1,000,000      Series T, 6.375%, 07/01/24 ..................................................................       1,023,690
     410,000     Puerto Rico HFC, MFMR, Portfolio A, Series I, 7.50%, 04/01/22 ................................         429,270
                 Puerto Rico HFC, SFMR, Portfolio No. 1, GNMA Secured,
      45,000      Series A, 7.80%, 10/15/21....................................................................          46,837
   2,310,000      Series C, 6.85%, 10/15/23 ...................................................................       2,409,884
     300,000     Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue, Upjohn Co. Project,
                  7.50%, 12/01/23..............................................................................         326,271
     125,000     Puerto Rico Municipal Finance Agency, Series 1988-A, 8.25%, 07/01/08 .........................         135,405
                 Puerto Rico Telephone Authority Revenue, Series L, Refunding,
   1,885,000      6.00%, 01/01/12 .............................................................................       1,903,680
   1,490,000      6.125%, 01/01/22 ............................................................................       1,498,121
   1,445,000     Raeford HDC Revenue, First Lien, Refunding, Yadkin Trail, Series A, 6.00%, 07/15/22...........       1,437,342

                 Robeson County GO, Refunding,
$    110,000      7.20%, 06/01/10..............................................................................       $ 117,418
     115,000      7.20%, 06/01/11..............................................................................         122,786
     120,000      7.20%, 06/01/12..............................................................................         126,860
     145,000      Pre-Refunded, 7.80%, 06/01/11 ...............................................................         156,552
   1,750,000     Robeson County Industrial Facilities and PCFA Revenue, Refunding, Campbell Soup Co. Project,
                  6.40%, 12/01/06..............................................................................       1,891,803
   1,850,000     Rutherford County COP, Public Facilities Project, FGIC Insured, 6.25%, 06/01/23...............       1,899,987
   1,000,000     Scotland County COP, Jail/Courthouse Project, CGIC Insured, 6.75%, 03/01/11...................       1,065,610
   1,000,000     Shelby Producing Facilities System Revenue, Capital Improvement, Pre-Refunded, 6.625%, 06/01/17      1,099,380
     150,000     Southern Pines GO, Refunding, Pre-Refunded, 7.40%, 06/01/08...................................         160,824
   1,000,000     Stokes County COP, MBIA Insured, 7.00%, 03/01/06..............................................       1,086,690
   4,000,000     University of North Carolina at Chapel Hill, University Hospital Revenue, 5.00%, 02/15/29.....       3,446,280
                 University of North Carolina at Charlotte Revenue,
     100,000      Refunding, Series K, Pre-Refunded, 7.375%, 01/01/03 .........................................         106,032
   2,680,000      Student Activity Center, MBIA Insured, 5.50%, 06/01/16 ......................................       2,567,734
   3,500,000      Student Activity Center, MBIA Insured, 5.50%, 06/01/21 ......................................       3,314,290
     250,000     University of North Carolina at Wilmington, Student Union System Revenue, AMBAC Insured,
                  6.90%, 01/01/07..............................................................................         267,877
     250,000     Wake County Hospital Revenue, MBIA Insured, 7.40%, 10/01/16 ..................................         263,207
  10,000,000     Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co. Project,
                  6.90%, 04/01/09 .............................................................................      10,659,600
     400,000     Wilmington City GO, Sanitary Sewer, 6.90%, 03/01/05...........................................         427,860
     405,000     Winston-Salem SFMR, 8.00%, 09/01/07...........................................................         427,493
   2,250,000     Winston-Salem Water and Sewer System Revenue, Series B, 5.70%, 06/01/17 ......................       2,178,044
                                                                                                                 --------------
                 Total Long Term Investments (Cost $242,079,329) ..............................................     250,693,474
                                                                                                                 --------------
           a     Short Term Investments.3%
     800,000     North Carolina Medical Care Commission, Hospital Revenue, North Carolina Baptist Hospitals
                  Project, Series B, Weekly VRDN and Put, 3.40%, 06/01/22, (Cost $800,000).....................         800,000
                                                                                                                 --------------
                 Total Investments (Cost $242,879,329)98.4% ...................................................     251,493,474
                 Other Assets and Liabilities, Net1.6%.........................................................       4,140,236
                                                                                                                 --------------
                 Net Assets100.0%..............................................................................    $255,633,710
                                                                                                                 ==============


                 At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
                  $242,881,149 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost................................................................     $ 9,284,097
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value................................................................        (671,772)
                                                                                                                 --------------
                 Net unrealized appreciation...................................................................     $ 8,612,325
                                                                                                                 ==============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
FGIC     - Financial Guaranty Insurance Co.
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDC      - Housing Development Corp.
HFA      - Housing Finance Agency/Authority
HFC      - Housing Financial Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
SF       - Single Family
SFMR     - Single Family Mortgage Revenue
SFR      - Single Family Revenue

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Texas Tax-Free Income Fund                                                                  (Note 1)
                Investments 101.1%

$ 2,250,000     Alliance Airport Authority, Inc., Texas Special Facilities Revenue, American Airlines, Inc. Project,
                 7.00%, 12/01/11...............................................................................     $ 2,420,888
                Austin Combined Utility System Revenue,
  2,000,000      Refunding, AMBAC Insured, Pre-Refunded, 7.00%, 05/15/16 ......................................       2,164,660
  3,000,000       eRefunding, Series B, MBIA Insured, 5.625%, 11/15/25.........................................       2,849,520
    800,000      Series A, AMBAC Insured, 6.75%, 11/15/07 .....................................................         862,288
     50,000      Series A, Pre-Refunded, 8.00%, 11/15/16 ......................................................          56,604
  3,000,000     Bexar County Health Facilities Development Corp. Revenue, Refunding, Incarnate World Health
                 Services, FSA Insured, 6.00%, 11/15/15 .......................................................       3,019,110
    100,000     Bexar County HFC Revenue, GNMA Secured, 8.10%, 03/01/24........................................         104,112
  3,210,000     Bexar Metropolitan Water District, Waterworks System Revenue, Refunding, MBIA Insured,
                 6.35%, 05/01/25 ..............................................................................       3,322,735
                Brazos Higher Education Authority Revenue, Student Loan, Inc.,
  1,000,000      Refunding, Series A-2, 6.80%, 12/01/04........................................................       1,050,620
  1,300,000      Series B-2, 8.25%, 06/01/23 ..................................................................       1,310,699
                Brazos River Authority, PCR, Collateralized, Series A,
     70,000      Houston Light and Power Co. Project, 7.875%, 11/01/08.........................................          71,711
    150,000      Texas Utilities Electric Co. Project, 7.875%, 03/01/17........................................         154,599
    500,000      Texas Utilities Electric Co. Project, 7.875%, 03/01/21........................................         546,975
    100,000     Brazos River Authority Revenue, Refunding, Collateralized, Houston Light and Power Co. Project,
                 Series A, 7.625%, 05/01/19 ...................................................................         108,201
  1,500,000     Brownsville Utilities System Priority Revenue, AMBAC Insured, Pre-Refunded, 6.875%, 09/01/10...       1,646,925
     80,000     Cameron County HFC, Collateralized Mortgage Obligation, Refunding, Series B, FGIC Insured,
                Pre-Refunded, 7.85%, 03/01/24..................................................................          84,006
  2,000,000     Castleberry Independent School District, Refunding, 6.00%, 08/15/25............................       2,011,800
                Cimarron MUD, Waterworks and Sewer System, Asset Guaranteed, Refunding, Combined Tax
                 and Revenue,
  2,775,000      7.50%, 03/01/15 ..............................................................................       2,952,600
  1,225,000      Pre-Refunded, 7.50%, 03/01/15 ................................................................       1,333,351
  4,000,000     Clinton ISD, Refunding, 7.00%, 03/01/15........................................................       4,206,960
     50,000     Coastal Water Authority, Water Conveyance System Revenue, Pre-Refunded, 8.20%, 12/15/07 .......          52,573
  1,750,000     Comal County Health Facilities Development Corp. Revenue, Refunding, McKenna Memorial Hospital,
                 FHA Insured, 7.375%, 01/15/21 ................................................................       1,858,973
  1,500,000     Coppell ISD, Refunding, 6.50%, 08/15/26 .......................................................       1,562,145
  1,305,000     Corpus Christi HFC, SFMR, Refunding, Series A, MBIA Insured, 7.70%, 07/01/11...................       1,384,892
                Dallas Civic Center Convention Complex Revenue, Senior Lien, AMBAC Insured,
  2,000,000      7.00%, 01/01/10 ..............................................................................       2,124,840
  1,000,000      Refunding, 6.75%, 01/01/12....................................................................       1,036,460
                Dallas-Ft. Worth International Airport Facilities Improvement Corp. Revenue,
  1,000,000      American Airlines, Inc., 8.00%, 11/01/24 .....................................................       1,079,680
  2,000,000      Delta Airlines, Inc., 7.625%, 11/01/21 .......................................................       2,143,000
  2,000,000      Refunding, American Airlines, Inc., 6.00%, 11/01/14 ..........................................       1,954,440
    155,000     Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10 ...............................................         161,619
    500,000     Dallas Housing Corp. Capital Projects Revenue, Refunding, Section Eight, Assisted Projects,
                 7.70%, 08/01/05...............................................................................         520,800
  1,250,000     Denison Hospital Authority Revenue, Texoma Medical Center, Inc. Project, 7.00%, 08/15/14 ......       1,271,388
  2,000,000     Ector County Hospital District Revenue, Medical Center Hospital, 7.30%, 04/15/12 ..............       2,163,780
                El Paso County HFC, SFMR, Refunding,
     60,000      Series 1988, GNMA Secured, 8.20%, 09/01/20 ...................................................          62,690
    605,000      Series A, 8.75%, 10/01/11.....................................................................         653,817
  1,120,000     Ft. Worth HFC, HMR, Refunding, Series A, 8.50%, 10/01/11.......................................       1,211,795
     25,000     Ft. Worth HFC, SFMR, GNMA Secured, 8.25%, 12/01/11.............................................          25,461
    100,000     Gonzales County Hospital District GO, Refunding, MBIA Insured, 7.65%, 02/15/07.................         105,857
$ 1,200,000     Gulf Coast Waste Disposal Authority, PCR, Union Carbide Chemical and Plastic Co., 7.45%, 08/01/04  $  1,212,192
  1,000,000     Gulf Coast Waste Disposal Authority Revenue, Champion International Corp., Series A,
                 6.875%, 12/01/28..............................................................................       1,017,270
  5,000,000     Harris County Health Facilities Development Corp., Health Care System Revenue, Sisters of Charity,
                 7.10%, 07/01/21...............................................................................       5,413,450
                Harris County Health Facilities Development Corp., Hospital Revenue,
    225,000      Memorial Hospital System, AMBAC Insured, 7.00%, 06/01/12 .....................................         237,501
     45,000      The Herman Trust, Pre-Refunded, 9.00%, 10/01/17 ..............................................          48,189
    750,000     Harris County Health Facilities Development Corp. Revenue, Herman Hospital Project, FSA Insured,
                 7.00%, 10/01/14...............................................................................         811,598
    500,000     Harris County Health Facilities Development Corp., Special Facilities Revenue, Texas Medical Center
                 Project, MBIA Insured, 7.375%, 05/15/20.......................................................         547,705
     80,000     Harris County MUD No. 208, Waterworks and Sewer System, Unlimited Tax, Pre-Refunded,
                 8.00%, 11/01/13...............................................................................          85,990
     70,000     Harris County Public Facilities Corp., Detention Facility Mortgage Revenue, Series 1988, MBIA Insured,
                 Pre-Refunded, 7.75%, 12/15/07 ................................................................          76,579
                Harris County Toll Road, Pre-Refunded,
  1,750,000      Multimode Senior Lien, Series A, 7.30%, 08/15/07 .............................................       1,828,103
  2,250,000      Multimode Senior Lien, Series A, 7.40%, 08/15/17..............................................       2,351,408
    830,000      Multimode Senior Lien, Series C, 8.125%, 08/15/17 ............................................         898,981
    250,000      Senior Lien Revenue, Refunding, 8.70%, 08/15/17...............................................         268,193
    250,000     Hidalgo County Health Services Corp. Revenue, Refunding, Mission Hospital, Series B, BIG Insured,
                 7.35%, 08/01/25...............................................................................         269,385
  2,000,000     Houston Airport System Revenue, Sub Lien, Series B, FGIC Insured, 6.625%, 07/01/22.............       2,117,020
                Houston Water and Sewer System Revenue,
     50,000      Exchange, Prior Lien, Pre-Refunded, 8.125%, 12/01/17..........................................          53,403
  6,500,000      Junior Lien, Refunding, Series A, MBIA Insured, 6.20%, 12/01/20 ..............................       6,627,335
    285,000     Irving Hospital Authority Revenue, Irving Health Care System, Series 1990, FGIC Insured,
                 Pre-Refunded, 7.25%, 07/01/15 ................................................................         305,774
  2,500,000     Joshua Independent School District, Refunding, Series B, 6.125%, 02/15/26......................       2,514,200
    125,000     Keller Waterworks and Sewer System Revenue, Refunding, AMBAC Insured, Pre-Refunded,
                 7.70%, 01/01/10...............................................................................         133,943
    200,000     Laredo Airport, Certificates of Obligation, Limited Tax, AMBAC Insured, 7.00%, 08/01/09........         210,018
    400,000     Laredo International Toll Bridge System Revenue, Pre-Refunded, 7.40%, 10/01/06.................         454,484
  2,000,000     Leon County PCR, Refunding, Nucor Corp. Project, Series A, 7.375%, 08/01/09....................       2,213,500
                Lower Colorado River Authority Revenue, Refunding,
     75,000      Priority, MBIA Insured, Pre-Refunded, 7.625%, 01/01/16 .......................................          79,763
    205,000      Series B, AMBAC Insured, 7.00%, 01/01/11 .....................................................         221,886
  1,000,000     Lower Neches Valley Authority IDC, Marine Terminal Revenue, Refunding, Mobil Oil Refining Corp.
                 Project, 6.85%, 05/01/12 .....................................................................       1,034,420
     10,000     Lubbock HFC, SFMR, Refunding, Mortgage Extension Program, Series B, BIG Insured,
                 8.875%, 12/01/12 .............................................................................          10,060
                Matagorda County Navigation District No. 1, PCR, Central Power and Light Co. Project,
  1,200,000      Collateralized, 7.50%, 12/15/14...............................................................       1,315,152
  1,500,000      Refunding, MBIA Insured, 6.10%, 07/01/28 .....................................................       1,504,935
                Matagorda County Navigation District No. 1 Revenue, Collateralized, Houston Light and Power Co.,
                 Refunding,
    100,000      Series B, 7.70%, 02/01/19.....................................................................         105,297
  1,500,000      Series C, FGIC Insured, 7.125%, 07/01/19 .....................................................       1,609,290
     50,000     Metropolitan Health Facilities Development Corp. Revenue, Refunding & Improvement,
                 Wilson N. Jones Memorial Hospital Project, Pre-Refunded, 7.75%, 01/01/05 .....................          51,605
  1,000,000     Midland County Hospital District Revenue, Midland Memorial Hospital, 7.50%, 06/01/16...........       1,034,650

                Montgomery County Library, Refunding, FGIC Insured,
$   775,000      6.75%, 09/01/10 ..............................................................................       $ 829,149
    825,000      6.75%, 09/01/11...............................................................................         880,465
    285,000     North Harris Co., Junior College District, FGIC Insured, 7.20%, 08/15/10 ......................         306,443
  1,000,000     Panhandle-Plains Higher Education Authority, Inc., Student Loan Revenue, Series B, 8.75%, 06/01/23    1,066,150
  3,000,000     Red River Authority, PCR, Refunding, West Texas Utilities Co., Public Service Co., Oklahoma Central
                 Power & Light Co., MBIA Insured, 6.00%, 06/01/20..............................................       2,999,640
                Sabine River Authority, PCR, Refunding,
  1,200,000      Collateralized, Texas Utilities Electric Co. Project, FGIC Insured, 6.55%, 10/01/22 ..........       1,263,600
  3,615,000      Collateralized, Texas Utilities Electric Co. Project, Series A, MBIA Insured, 5.85%, 05/01/22        3,544,110
  5,000,000      Southwestern Electric Power, MBIA Insured, 6.10%, 04/01/18....................................       5,041,000
                San Antonio Electric and Gas Revenue, Refunding,
    100,000      7.00%, 02/01/09...............................................................................         105,479
    150,000      Pre-Refunded, 7.00%, 02/01/09.................................................................         160,578
  2,000,000     San Antonio Hotel Occupancy Revenue, Henry B. Gonzalez Convention Center Project, FGIC Insured,
                 5.75%, 08/15/19...............................................................................       1,952,640
     20,000     San Antonio Sewer Improvement Revenue, Prior Lien, Pre-Refunded, 7.90%, 05/01/14...............          20,808
    300,000     San Antonio Water Revenue, Prior Lien, Refunding, Series A, Pre-Refunded, 7.35%, 05/01/07......         319,287
    350,000     South Padre Island, Certificate of Obligation, Pre-Refunded, 7.875%, 03/01/10..................         385,137
     50,000     Texarkana Health Facilities Development Corp., Hospital Revenue, Refunding & Improvement,
                 Wadley Regional Medical Center Project, 8.50%, 10/01/12.......................................          51,944
    500,000     Texas City IDC, Marine Terminal Revenue, Refunding, Arco Pipe Line Co. Project, 7.375%, 10/01/20        591,960
                Texas HFA, SFMR,
     45,000      Series 1986-A, 8.25%, 03/01/16 ...............................................................          45,599
     10,000      Series 1987-B, 8.20%, 03/01/16................................................................          10,263
  1,410,000     Texas Housing Agency, Residential Development Revenue, Series A, 7.60%, 07/01/16 ..............       1,465,173
  1,665,000     Texas State Department of Housing and Community Affairs, HMR, Refunding, Series A, GNMA
                 Secured, 6.95%, 07/01/23 .....................................................................       1,737,394
  1,000,000     Texas State GO, Veterans Housing Assistance Fund I, Refunding, Series A, 6.15%, 12/01/25 ......       1,007,950
  1,635,000     Texas State Higher Education Coordinating Board, College Student Loan Revenue, Senior Lien,
                 7.70%, 10/01/25...............................................................................       1,684,099
  1,000,000     Texas State National Research Laboratory Commission, GO, Superconducting Super Collider Project,
                 Pre-Refunded, 7.125%, 04/01/11................................................................       1,096,820
                Texas State Turnpike Authority Revenue, Dallas North Tollway, Pre-Refunded,
    225,000      Series 1989, 7.125%, 01/01/15 ................................................................         237,708
  1,000,000      Series 1990, AMBAC Insured, 7.125%, 01/01/15..................................................       1,077,060
     50,000     Texas State Turnpike Authority Revenue, Mountain Creek Lake Bridge, 7.00%, 01/01/07 ...........          51,466
                Texas Water Development Board Revenue, State Revolving, Senior Lien, Series A
  3,275,000      5.75%, 07/15/16...............................................................................       3,225,220
  2,000,000      5.25%, 07/15/17...............................................................................       1,854,040
    945,000     Texas Water Resources Finance Authority Revenue, 7.625%, 08/15/08 .............................       1,012,624
     80,000     Travis County HFC, SFMR, GNMA Secured, 8.20%, 04/01/22 ........................................          82,467
    550,000     Trinity River Authority, Regional Waste Water System Improvement Revenue, AMBAC Insured,
                 Pre-Refunded, 7.10%, 08/01/16 ................................................................         597,178
    250,000     Trinity River Authority, Tex Big Bear Creek Interceptor, System Control, MBIA Insured, Pre-Refunded,
                 7.40%, 02/01/09 ..............................................................................         270,424
                University of Texas Revenues, Refunding, Financing System,
    665,000      Series A, 7.00%, 08/15/07.....................................................................         734,585
  1,300,000      Series B, 6.75%, 08/15/13.....................................................................       1,409,980
    500,000     Waco Health Facilities Development Corp., Hospital Revenue, Hillcrest Baptist Medical Center Project,
                 MBIA Insured, 7.125%, 09/01/14 ...............................................................         550,020
  1,300,000     Weatherford Utility System Revenue, MBIA Insured, Pre-Refunded, 7.00%, 09/01/11................       1,430,376
    160,000     Webb County GO, Limited Tax, CGIC Insured, Pre-Refunded, 7.25%, 02/15/09 ......................         170,375
$ 1,000,000     West Side Calhoun County Navigation District, Solid Waste Disposal Revenue, Union Carbide
                 Chemical and Plastics Co. Project, 8.20%, 03/15/21 ...........................................     $ 1,100,540
     50,000     Wichita County, Wichita Falls General Hospital Revenue, Refunding, 7.50%, 09/01/09.............          51,931
  1,000,000     Wylie GO, ISD, Taylor County, Refunding, 7.00%, 08/15/24 ......................................       1,143,720
    200,000     Ysleta GO, ISD, Unlimited Tax, AMBAC Insured, Pre-Refunded, 7.10%, 08/15/05 ...................         214,353
                                                                                                                 --------------
                Total Investments (Cost $121,927,453)101.1% ...................................................     128,095,608
                Liabilities In Excess Of Other Assets(1.1)%....................................................      (1,370,361)
                                                                                                                 --------------
                Net Assets100.0%...............................................................................    $126,725,247
                                                                                                                 ==============
                At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $121,927,453 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost.................................................................     $ 6,246,884
                Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value.................................................................         (78,729)
                                                                                                                 --------------
                Net unrealized appreciation....................................................................     $ 6,168,155
                                                                                                                 ==============

PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Agency/Authority
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Agency/Authority
HFC      - Housing Finance Corp.
HMR      - Home Mortgage Revenue
IDC      - Industrial Development Corp.
ISD      - Independent School District
MBIA     - Municipal Bond Investors Assurance Corp.
MUD      - Municipal Utility District
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue

eSee Note 1(h) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Virginia Tax-Free Income Fund                                                               (Note 1)
                Long Term Investments 98.8%

$  5,000,000    Albermarle County IDA Revenue, Refunding, Martha Jefferson Hospital, 5.875%, 10/01/13 .........     $ 4,917,800
   1,125,000    Albermarle County IDA Revenue, University of Virigina Health Services Foundation, 6.50%, 10/01/22     1,141,830
   1,690,000    Alexandria IDA Revenue, Alexandria/Arlington Waste Resource Recovery, 7.40%, 01/01/08..........       1,706,596
   1,375,000    Appomattox River Water Authority Revenue, Refunding, Pre-Refunded, 7.50%, 10/01/13 ............       1,406,254
   2,085,000    Arlington County GO, 6.00%, 08/01/13 ..........................................................       2,165,273
   2,000,000    Arlington County IDA, Hospital Facility Revenue, Arlington Hospital, Series A, Pre-Refunded,
                 7.125%, 09/01/21 .............................................................................       2,243,260
     100,000    Ashland GO, Refunding, Pre-Refunded, 7.75%, 08/01/12 ..........................................         108,335
                Augusta County IDA Revenue, Augusta Hospital Corp. Project,
   1,000,000     AMBAC Insured, 6.625%, 09/01/12...............................................................       1,065,550
   2,000,000     Pre-Refunded, 7.00%, 09/01/21.................................................................       2,227,540
   1,230,000    Blacksburg Polytechnic Institute, Sanitation Authority Sewer System Revenue, 6.25%, 11/01/12 ..       1,253,444
     950,000    Campbell County Utilities Services Authority, Water and Sewer Revenue, MBIA Insured,
                 Pre-Refunded, 7.25%, 10/01/19 ................................................................       1,041,571
   2,000,000    Charlottesville IDA Revenue, Martha Jefferson Hospital, Pre-Refunded, 7.375%, 10/01/20.........       2,235,520
                Chesapeake Hospital Authority Facilities Revenue, Chesapeake General Hospital,
   2,500,000     8.20%, 07/01/05 ..............................................................................       2,777,475
     450,000     BIG Insured, Pre-Refunded, 7.625%, 07/01/18...................................................         485,730
     240,000    Chesapeake IDA, Nursing Home Revenue, Sentara Life Care Corp. Project, 8.00%, 11/01/17 ........         258,166
   3,940,000    Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured,
                 6.00%, 06/01/12 ..............................................................................       4,053,669
      50,000    Chesapeake Water and Sewer System Revenue, Pre-Refunded, 7.75%, 07/01/17.......................          52,520
      50,000    Chesterfield County COP, Pre-Refunded, 7.90%, 12/15/01 ........................................          51,591
   5,000,000    Covington-Alleghany County IDA, PCR, Refunding, Westvaco Corp. Project, 6.65%, 09/01/18........       5,310,950
   2,000,000    Danville COP, Social Services, 7.625%, 04/01/13 ...............................................       2,180,480
                Danville GO, Series 1991,
     655,000     6.75%, 02/01/10 ..............................................................................         697,182
     705,000     6.75%, 02/01/11 ..............................................................................         750,402
   5,000,000    Danville IDA, Hospital Revenue, Refunding, Danville Regional Medical Center, FGIC Insured,
                 6.50%, 10/01/24 ..............................................................................       5,247,700
     500,000    Danville IDA, Solid Waste Disposal Revenue, International Paper Co., 6.50%, 03/01/19 ..........         511,820
   1,000,000    Fairfax County EDA, Parking Revenue, Huntington Metrorail, 7.00%, 09/01/10.....................       1,079,630
   1,500,000    Fairfax County EDA, Resource Recovery Revenue, Ogden Martin System of Fairfax, Inc. Project,
                 Series 1988-A, 7.75%, 02/01/11................................................................       1,617,630
                Fairfax County IDA Revenue,
   5,000,000     Health Care, Inova Health System Project, 6.00%, 08/15/26.....................................       4,958,550
     150,000     Refunding, Fairfax Hospital Association, Series A, Pre-Refunded, 7.875%, 10/01/17.............         154,952
   4,700,000    Fairfax County Redevelopment and Housing Authority, MFR, Cedar Ridge Apartments,
                 GNMA Secured, 6.30%, 12/20/27.................................................................       4,831,976
                Fairfax County Sewer Revenue,
   6,500,000     MBIA Insured, 5.875%, 07/15/28................................................................       6,466,915
   1,000,000     Series A, AMBAC Insured, Pre-Refunded, 7.00%, 11/15/16 .......................................       1,091,810
   2,500,000    Fairfax County Water Authority Revenue, Series 1989, Pre-Refunded, 7.25%, 01/01/27 ............       2,743,075
   2,040,000    Frederick County IDA Lease Revenue, Government Complex Facilities Project, MBIA Insured,
                 6.50%, 12/01/09 ..............................................................................       2,173,192
     250,000    Frederick Winchester Sewer Service Authority Revenue, Refunding, AMBAC Insured, Pre-Refunded,
                 7.20%, 10/01/08 ..............................................................................         273,743
     165,000    Fredericksburg IDA Revenue, Crossover Refunding, Mary Washington Hospital, AMBAC Insured,
                 Pre-Refunded, 7.80%, 07/01/14 ................................................................         178,603
      30,000    Front Royal and Warren County IDA Revenue, Refunding, Mortgage, Heritage Hall No. 13,
                 FHA Insured, 8.25%, 07/15/05 .................................................................          30,418
                Guam Airport Authority Revenue, Refunding, Series A,
$    830,000     6.375%, 10/01/10 .............................................................................       $ 842,782
   1,000,000     6.50%, 10/01/23 ..............................................................................       1,006,730
   3,000,000    Halifax County IDA, Exempt Facilities Revenue, Old Dominion Electric Cooperative Project,
                 6.50%, 12/01/12 ..............................................................................       3,094,050
                Hampton Museum Revenue, Pre-Refunded,
   1,200,000     Series 1989, 7.50%, 01/01/14 .................................................................       1,302,288
   1,000,000     Series 1990, 7.30%, 01/01/14..................................................................       1,097,130
   1,100,000    Hampton Redevelopment and Housing Authority, Senior Living Association Revenue, Refunding,
                 Series 1996-A, GNMA Secured, 6.00%, 01/20/26 .................................................       1,093,884
   1,500,000    Hampton Roads Medical College General Revenue, Refunding, Series A, 6.875%, 11/15/16...........       1,587,285
  10,000,000    Hampton Roads Regional Jail Authority, Jail Facility Revenue, Series A, MBIA Insured,
                 5.00%, 07/01/28...............................................................................       8,662,300
   3,500,000    Hampton Roads Sanitation District, Primary Pledge Sewer Revenue, Pre-Refunded, 7.20%, 07/01/09.       3,817,065
   2,000,000    Hanover County IDA, Hospital Revenue, Bon Secours Health Systems Projects, MBIA Insured,
                 5.50%, 08/15/25 ..............................................................................       1,871,140
     275,000    Henrico County IDA, Hospital Facilities Revenue, Bon Secours Health System, St. Mary's Hospital,
                 Series A, Pre-Refunded, 7.875%, 08/15/18 .....................................................         298,906
                Henrico County IDA Revenue, Bon Secours,
     250,000     Maryview Nursing Center, Series B, Pre-Refunded, 7.625%, 08/15/18 ............................         270,578
     790,000     St. Mary's Hospital, Series C, Pre-Refunded, 7.50%, 09/01/07 .................................         854,385
     300,000    Henry County Public Service Authority, Water and Sewer Revenue, FGIC Insured, Pre-Refunded,
                 7.75%, 11/15/18 ..............................................................................         305,319
   1,250,000    Leesburg Utilities System Revenue, MBIA Insured, 6.30%, 07/01/17 ..............................       1,299,875
                Loudoun County Sanitation Authority, Water and Sewer Revenue,
     650,000     AMBAC Insured, Pre-Refunded, 7.50%, 01/01/10 .................................................         706,160
   3,500,000       eSeries 96, FGIC Insured, 5.25%, 01/01/26...................................................       3,179,645
   1,000,000       eSeries 96, FGIC Insured, 5.25%, 01/01/30...................................................         897,610
     190,000    Lynchburg IDA, Hospital Facilities Revenue, Refunding, First Mortgage, Centra Health, Inc.,
                 8.125%, 01/01/16 .............................................................................         201,784
   1,000,000    Lynchburg Redevelopment and Housing Authority Revenue, Refunding, Waldon Pond III, Series A,
                 GNMA Secured, 6.20%, 07/20/27 ................................................................       1,011,810
      50,000    Manassas GO, Series 1988-A, Pre-Refunded, 7.20%, 03/01/06 .....................................          51,792
     500,000    Manassas IDA, Hospital Revenue, Prince William Hospital, Pre-Refunded, 8.125%, 04/01/19 .......         552,195
   1,180,000    Martinsville IDA, Hospital Facility Revenue, Memorial Hospital of Martinsville and Henry,
                 7.00%, 01/01/11...............................................................................       1,223,743
   4,500,000    Mecklenburg County IDA Revenue, Exempt Facility, Series A, 7.35%, 05/01/08.....................       4,732,425
   1,000,000    Metropolitan Washington D.C. Airports, General Airport Authority Revenue, Series A, 7.60%, 10/01/14   1,091,280
   3,000,000    Newport News IDA, Mortgage Revenue, Mennowood Communities, Inc., GNMA, Series A,
                 6.25%, 08/01/36...............................................................................       3,007,680
   2,075,000    Norfolk GO, MBIA Insured, 5.75%, 06/01/14 .....................................................       2,067,924
                Norfolk IDA Revenue,
      50,000     Children's Hospital of the Kings' Daughters, Inc., Series A, 8.375%, 06/01/12 ................          52,216
   3,000,000     Children's Hospital of the Kings' Group, Inc., AMBAC Insured, Pre-Refunded, 7.00%, 06/01/11...       3,335,220
      20,000     Medical Center Hospital Project, Series A, 7.00%, 11/01/07....................................          20,544
      30,000     Medical Center Hospital Project, Series A, Pre-Refunded, 7.00%, 11/01/07......................          31,015
                Norfolk Water Revenue, MBIA Insured,
   5,000,000     5.875%, 11/01/20..............................................................................       4,958,100
   5,000,000     5.90%, 11/01/25...............................................................................       4,937,800
     360,000    Northern Virginia Transportation District Commission, Commuter Rail Revenue, Railway Express
                 Project, CGIC Insured, 7.00%, 07/01/05 .......................................................         389,254
   1,000,000    Peninsula Airport Commission Revenue, Airport Improvement, 7.25%, 07/15/11.....................       1,080,560
$  5,480,000    Peninsula Ports Authority, Coal Terminal Revenue, Refunding, Coal Terminal Association Project,
                 7.375%, 06/01/20 .............................................................................     $ 5,760,412
      50,000    Peninsula Ports Authority, Hospital Facility Revenue, Refunding, Whittaker Memorial Hospital
                 Project, FHA Insured, 8.70%, 08/01/23.........................................................          52,415
   6,000,000    Peninsula Ports Authority Revenue, Refunding, Riverside Health System Project, Series A,
                 6.625%, 07/01/18 .............................................................................       6,226,920
      50,000    Portsmouth Public Utility, GO, Refunding, Pre-Refunded, 7.50%, 11/01/12........................          53,165
   5,500,000    Prince William County Service Authority, Water and Sewer Systems Revenue, FGIC Insured,
                 6.00%, 07/01/29 ..............................................................................       5,517,655
                Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A,
   1,000,000     Pre-Refunded, 7.90%, 07/01/07.................................................................       1,086,030
   2,700,000     Pre-Refunded, 7.875%, 07/01/17 ...............................................................       2,931,093
                Puerto Rico Commonwealth Electric Power Authority Revenue, Water Resources, Pre-Refunded,
      55,000     Refunding, Series L, 8.40%, 07/01/15 .........................................................          58,081
     600,000     Refunding, Series M, 8.00%, 07/01/08 .........................................................         652,104
   1,500,000     Series P, 7.00%, 07/01/21.....................................................................       1,676,685
                Puerto Rico Commonwealth GO,
      10,000     Public Improvement, Refunding, 7.125%, 07/01/02 ..............................................          10,413
       5,000     Public Improvement, Refunding, Pre-Refunded, 7.125%, 07/01/02 ................................           5,233
      75,000     Public Improvement, Series 1988, Pre-Refunded, 7.75%, 07/01/13 ...............................          81,257
   1,000,000     Series 1990, Pre-Refunded, 7.30%, 07/01/20....................................................       1,113,350
                Puerto Rico Commonwealth Highway Authority Revenue, Pre-Refunded,
     225,000     Series P, 8.125%, 07/01/13 ...................................................................         245,027
   2,000,000     Series R, 7.20%, 07/01/01.....................................................................       2,212,300
   1,000,000     Series Q, 8.00%, 07/01/18 ....................................................................       1,135,770
   2,000,000    Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue, Series Y,
                 6.00%, 07/01/22...............................................................................       2,001,460
      30,000    Puerto Rico Commonwealth IDC, General Purpose Revenues, 8.00%, 01/01/03........................          30,122
                Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series 1988-A,
     750,000     7.75%, 07/01/08 ..............................................................................         801,983
     350,000     7.90%, 07/01/07...............................................................................         375,162
                Puerto Rico HFC Revenue,
      20,000     FHA Mortgage Insured, Section Eight Assisted, Sixth Portfolio, 7.75%, 12/01/26................          23,790
   2,460,000     MFM, Series A-1, 7.50%, 04/01/22..............................................................       2,575,620
     310,000    Puerto Rico HFC, SFMR, Portfolio 1, Series B, GNMA Secured, 7.65%, 10/15/22....................         325,491
                Puerto Rico Industrial, Medical and Environmental Facilities, PCFA Revenue,
     300,000     Baxter Travenol Labs., Series A, 8.00%, 09/01/12..............................................         325,890
     250,000     Upjohn Co. Project, 7.50%, 12/01/23 ..........................................................         271,893
     185,000    Puerto Rico Municipal Finance Agency, Series 1988-A, 8.25%, 07/01/08 ..........................         200,399
                Puerto Rico PBA, Guaranteed, Public Education and Health Facilities, Pre-Refunded,
     175,000     Series H, 7.875%, 07/01/16 ...................................................................         184,216
   1,925,000     Series J, 7.25%, 07/01/17.....................................................................       2,059,885
   5,000,000    Puerto Rico Telephone Authority Revenue, Series L, 6.125%, 01/01/22............................       5,027,250
                Richmond Metropolitan Authority, Expressway Revenue,
   2,000,000     AMBAC Insured, 7.00%, 10/15/13................................................................       2,125,680
   2,500,000     Refunding, Series A, FGIC Insured, 6.375%, 07/15/16 ..........................................       2,600,675
   5,000,000     Series B, FGIC Insured, 6.25%, 07/15/22 ......................................................       5,111,500
     175,000    Richmond Public Utilities Revenue, Series A, Pre-Refunded, 8.00%, 01/15/18 ....................         187,194
   1,650,000    Roanoke IDA, Hospital Revenue, Refunding, Roanoke Memorial Hospitals Project, Series A,
                 MBIA Insured, 5.00%, 07/01/24.................................................................       1,433,933
   3,000,000    Roanoke IDA Revenue, Roanoke Memorial Hospital, Pre-Refunded, 7.50%, 07/01/20 .................       3,349,650
   4,250,000    South Boston IDA Revenue, Halifax-Community Hospital, Inc. Project, 7.375%, 09/01/11...........       4,448,900
$  1,000,000    Southeastern Public Service Authority Revenue, Senior Regional Solid Waste System, Series B,
                 Refunding, BIG Insured, Pre-Refunded, 7.00%, 07/01/13.........................................     $ 1,085,340
     945,000    Staunton IDA, Facilities Revenue, Pre-Refunded, Mary Baldwin College, Series B, 8.00%, 11/01/17       1,015,705
     200,000    Suffolk County GO, Series 1988, Pre-Refunded, 7.40%, 08/01/05..................................         210,076
     345,000    Suffolk IDA Revenue, Louise Obici Memorial Hospital, 7.875%, 01/01/05..........................         363,644
   3,000,000    Upper Occoquan Sewer Authority, Regional Sewer Revenue, Series A, MBIA Insured, 5.15%, 07/01/20       2,749,650
      50,000    Virginia Beach Development Authority, General Hospital Facility Revenue, Series A, Pre-Refunded,
                 8.75%, 12/01/17 ..............................................................................          53,777
                Virginia College Building Authority, Educational Facilities Revenue,
     750,000     Hampton University Project, Series A, Pre-Refunded, 7.75%, 04/01/14 ..........................         822,495
   1,750,000     Marymount University Project, 7.00%, 07/01/22 ................................................       1,834,437
   2,345,000     Refunding, Washington and Lee University Project, 5.75%, 01/01/19.............................       2,278,776
     175,000    Virginia Education Loan Authority, Guaranteed, Student Loan Program Revenue, Series B,
                 Pre-Refunded, 8.00%, 03/01/04.................................................................         187,603
     900,000    Virginia Polytechnic Institute Revenue, Dormitory and Dining Hall, BIG Insured, 7.00%, 06/01/09         959,255
     400,000    Virginia Port Authority Revenue, Commonwealth Port Fund, 8.20%, 07/01/08 ......................         431,411
                Virginia State HDA, Commonwealth Mortgage,
   1,000,000     Series A, 7.10%, 01/01/17 ....................................................................       1,053,400
   5,500,000     Series A, 7.15%, 01/01/33 ....................................................................       5,760,314
       5,000     Series A-1, 8.10%, 01/01/17...................................................................           5,181
   5,000,000     Series B-1, 7.20%, 07/01/17...................................................................       5,334,650
     250,000     Series B-3, 7.375%, 07/01/17..................................................................         262,902
   2,000,000     Series B-3, 6.80%, 01/01/27...................................................................       2,080,260
   5,000,000     Series B-4, 6.85%, 07/01/17...................................................................       5,202,150
   1,000,000     Series B-4, 6.55%, 01/01/27...................................................................       1,032,430
   5,000,000     Series D-1, 6.40%, 07/01/17...................................................................       5,097,750
   1,500,000     Series D-2, 7.35%, 07/01/17...................................................................       1,546,890
   1,000,000     Series D-3, 7.375%, 07/01/17 .................................................................       1,041,890
   2,000,000     Series H-2, 6.55%, 01/01/27 ..................................................................       2,051,100
   9,000,000    Virginia State HDA, MF, Series F, 7.10%, 05/01/13 .............................................       9,495,270
   2,000,000    Virginia State Resources Authority, Sewer System Revenue, Refunding, Harrisonburg Rockingham
                 Region, Series A, 6.00%, 05/01/22 ............................................................       2,011,780
                Virginia State Resources Authority, Water and Sewer System Revenue,
   1,000,000     Lot #7, Rapidan Service Authority, 7.125%, 10/01/16 ..........................................       1,064,680
     400,000     Pooled Loan Program, Series A, 7.35%, 11/01/16 ...............................................         424,083
     100,000     Pooled Loan Program, Series A, 7.45%, 11/01/16................................................         106,178
     100,000     Pooled Loan Program, Series A, Pre-Refunded, 7.85%, 11/01/17..................................         110,011
     190,000     Pooled Loan Program, Series A, Pre-Refunded, 7.35%, 11/01/16..................................         206,921
                Virginia State Resources Authority, Water System Revenue,
   1,000,000     Refunding, Series A, 6.125%, 04/01/19 ........................................................       1,008,610
      85,000     Series 1988, Pre-Refunded, 7.875%, 10/01/18 ..................................................          92,657
                Virginia State Transportation Board, Transportation Contract Revenue,
   9,000,000     Refunding, U.S. Route 28 Project, 6.50%, 04/01/18 ............................................       9,336,510
     475,000     U.S. Route 28 Project, Pre-Refunded, 7.80%, 03/01/16 .........................................         509,285
   2,500,000     U.S. Route 58 Corridor Development Program, 6.00%, 05/15/19...................................       2,509,274
   3,295,000    Washington County IDA, College Facilities Revenue, Emory and Henry College Project,
                 6.375%, 04/01/23 .............................................................................       3,350,191
   3,000,000    Washington County IDA, Hospital Facilities Revenue, First Mortgage, Johnston Memorial Hospital,
                 7.00%, 07/01/22...............................................................................       3,184,740
$  5,450,000    West Point IDA, Solid Waste Disposal Revenue, Refunding, Chesapeake Corp. Project, Series B,
                 6.25%, 03/01/19...............................................................................     $ 5,484,771
   2,000,000    Winchester IDA, Educational Facilities Revenue, Refunding, First Mortgage, Shenandoah University
                 Project, Asset Guaranteed, 6.80%, 10/01/24....................................................       2,167,440
                                                                                                                 --------------
                Total Long Term Investments (Cost $264,606,601) ...............................................     276,225,716
                                                                                                                 --------------
           a    Short Term Investments1.0%
     300,000    Capital Region Airport Commission, Airport Revenue, Richmond International Airport Projects,
                 Series B, AMBAC Insured, Weekly VRDN and Put, 3.30%, 07/01/25.................................         300,000
     700,000    Lynchburg IDA, Hospital Facilities, First Mortgage Revenue, VHA, Mid-Atlantic, AMBAC Insured,
                 Weekly VRDN and Put, Capital Series F, 3.35%, 12/01/25........................................         700,000
     100,000    Peninsula Ports Authority, Coal Terminal Revenue, DATES, Dominion Terminal Project, Refunding,
                 Daily VRDN and Put, Series D, 3.65%, 07/01/16.................................................         100,000
   1,300,000    Peninsula Ports Authority Revenue Updates, Refunding, Port Facility, Shell Oil Co., Series A,
                 Daily VRDN and Put, 3.80%, 12/01/05...........................................................       1,300,000
     300,000    Southampton County IDA Revenue, Various Exempt Facilities, Hadson Power, Series 11-A,
                 Daily VRDN and Put, 4.10%, 04/01/15...........................................................         300,000
                                                                                                                 --------------
                Total Short Term Investments (Cost $2,700,000) ................................................       2,700,000
                                                                                                                 --------------

                Total Investments (Cost $267,306,601)99.8% ....................................................     278,925,716
                Other Assets and Liabilities, Net.2% ..........................................................         639,855
                                                                                                                 --------------
                Net Assets100.0%...............................................................................    $279,565,571
                                                                                                                 ==============
                At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $267,306,601 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost.................................................................    $ 12,265,570
                Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value.................................................................        (646,455)
                                                                                                                 --------------
                Net unrealized appreciation....................................................................    $ 11,619,115
                                                                                                                 ==============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
DATES    - Demand Adjustable Tax-Exempt Securities
EDA      - Economic Development Authority
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority
HFC      - Housing Financial Corp.
IDA      - Industrial Development Authority
IDC      - Industrial Development Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFM      - Multi-Family Mortgage
MFR      - Multi-Family Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue
VHA      - Volunteer Hospital of America

aVariable rate demand notes (VRDNs) are tax exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate). eSee Note 1(h) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
August 31, 1996 (unaudited)


                                                   Franklin         Franklin          Franklin       Franklin        Franklin
                                                    Alabama          Florida           Georgia       Kentucky        Louisiana
                                                   Tax-Free         Tax-Free          Tax-Free       Tax-Free        Tax-Free
                                                  Income Fund      Income Fund       Income Fund    Income Fund     Income Fund
                                                   ---------       ----------         ---------      --------        ---------
Assets:
 Investments in securities:
  At identified cost.........................    $178,451,458    $1,327,556,313     $130,111,175    $40,117,506    $109,028,380
                                                   =========       ==========         =========      ========        =========
  At value...................................     185,989,490     1,389,361,354      135,897,051     40,894,205     114,624,596
 Cash........................................           5,428         1,290,407           25,881        170,287           3,787
 Receivables:
  Interest...................................       3,267,958        24,630,660        1,985,141        644,010       1,840,524
  Investment securities sold.................              --         3,907,019               --             --          15,415
  Capital shares sold........................         255,012         1,530,226          226,025             65           7,902
                                                   ---------       ----------         ---------      --------        ---------
Total assets.................................     189,517,888     1,420,719,666      138,134,098     41,708,567     116,492,224
                                                   ---------       ----------         ---------      --------        ---------
Liabilities:
 Payables:
  Investment securities purchased:
 Regular delivery............................       1,003,994                --               --             --              --
 When-issued basis (Note 1)..................              --        40,766,570        1,482,996             --       2,888,323
  Distributions payable to shareholders......         223,600         1,710,205          190,932         49,051         136,883
  Capital shares repurchased.................         129,837           579,617          271,795            512          77,658
  Management fees............................          88,708           537,320           67,202          5,392          57,633
  Distribution fees..........................          21,619           149,950           20,367          1,462          17,979
  Shareholder servicing costs................           4,026            35,118              156             --           5,072
 Accrued expenses and other liabilities......          22,274            92,498           20,192          9,701          11,923
                                                   ---------       ----------         ---------      --------        ---------
Total liabilities............................       1,494,058        43,871,278        2,053,640         66,118       3,195,471
                                                   ---------       ----------         ---------      --------        ---------
Net assets, at value.........................    $188,023,830    $1,376,848,388     $136,080,458    $41,642,449    $113,296,753
                                                   =========       ==========         =========      ========        =========
Net assets consist of:
 Undistributed net investment income.........       $ 358,091       $ 3,083,340               --       $ 31,037       $ 319,883
 Accumulated distributions in excess of
 net investment income (Note 1)..............              --                --          (24,494)            --              --
 Net unrealized appreciation on investments..       7,538,032        61,805,041        5,785,876        776,699       5,596,216
 Net realized loss...........................        (192,906)       (2,800,584)      (1,135,075)    (1,076,468)     (2,876,091)
 Class I capital shares......................     176,816,167     1,300,188,036      128,255,377     41,911,181     107,732,734
 Class II capital shares.....................       3,504,446        14,572,555        3,198,774             --       2,524,011
                                                   ---------       ----------         ---------      --------        ---------
Net assets, at value.........................    $188,023,830    $1,376,848,388     $136,080,458    $41,642,449    $113,296,753
                                                   =========       ==========         =========      ========        =========
Class I shares:
 Net Assets, at value........................    $184,545,118    $1,362,428,741     $132,904,386    $41,642,449    $110,795,213
                                                   =========       ==========         =========      ========        =========
 Shares outstanding..........................      16,021,761       119,095,474       11,384,419      3,860,530       9,936,304
                                                   =========       ==========         =========      ========        =========
 Net asset value per share*..................             $11.52            $11.44           $11.67         $10.79          $11.15
                                                   =========       ==========         =========      ========        =========
Class II shares:
 Net Assets, at value........................     $ 3,478,712      $ 14,419,647      $ 3,176,072             --     $ 2,501,540
                                                   =========       ==========         =========      ========        =========
 Shares outstanding..........................         300,988         1,253,512          270,892             --         223,372
                                                   =========       ==========         =========      ========        =========
 Net asset value per share*..................             $11.56            $11.50           $11.72          --             $11.20
                                                   =========       ==========         =========      ========        =========

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Assets and Liabilities (cont.)
August 31, 1996 (unaudited)


                                                    Franklin        Franklin        Franklin         Franklin        Franklin
                                                    Maryland        Missouri     North Carolina        Texas         Virginia
                                                    Tax-Free        Tax-Free        Tax-Free         Tax-Free        Tax-Free
                                                   Income Fund     Income Fund     Income Fund      Income Fund     Income Fund
                                                    ---------       ---------       ---------        ---------       ---------
Assets:
 Investments in securities:
  At identified cost..........................    $167,939,896    $248,691,065    $242,879,329     $121,927,453    $267,306,601
                                                    =========       =========       =========        =========       =========
  At value....................................     173,472,271     257,630,515     251,493,474      128,095,608     278,925,716
 Cash.........................................         334,692          12,566         287,415            2,859          28,994
 Receivables:
  Interest....................................       3,239,735       3,806,909       4,088,876        2,053,362       4,613,972
  Investment securities sold..................       3,488,400         894,750          20,000               --          45,000
  Capital shares sold.........................         834,391         103,555         241,495           83,140         282,931
                                                    ---------       ---------       ---------        ---------       ---------
Total assets..................................     181,369,489     262,448,295     256,131,260      130,234,969     283,896,613
                                                    ---------       ---------       ---------        ---------       ---------
Liabilities:
 Payables:
  Investment securities purchased:
   When-issued basis (Note 1).................              --       4,930,020              --        2,951,633       3,780,547
  Distributions payable to shareholders.......         209,481         297,093         286,894          155,443         327,056
  Capital shares repurchased..................           7,075          15,730          35,296          317,298          40,073
  Management fees.............................          85,544         117,229         116,679           63,343         125,665
  Distribution fees...........................          23,393          39,663          39,762           12,390          37,654
  Shareholder servicing costs.................           4,067           4,109           4,629            2,336           4,891
 Accrued expenses and other liabilities.......           9,299           7,000          14,290            7,279          15,156
                                                    ---------       ---------       ---------        ---------       ---------
Total liabilities.............................         338,859       5,410,844         497,550        3,509,722       4,331,042
                                                    ---------       ---------       ---------        ---------       ---------
Net assets, at value..........................    $181,030,630    $257,037,451    $255,633,710     $126,725,247    $279,565,571
                                                    =========       =========       =========        =========       =========
Net assets consist of:
 Undistributed net investment income..........       $ 238,306       $ 527,215        $ 33,166        $ 213,642       $ 617,697
 Net unrealized appreciation on investments...       5,532,375       8,939,450       8,614,145        6,168,155      11,619,115
 Net realized gain (loss).....................        (309,897)        796,822      (3,257,216)       1,393,043         373,587
 Class I capital shares.......................     172,628,581     244,579,302     244,208,082      118,592,919     262,639,910
 Class II capital shares......................       2,941,265       2,194,662       6,035,533          357,488       4,315,262
                                                    ---------       ---------       ---------        ---------       ---------
Net assets, at value..........................    $181,030,630    $257,037,451    $255,633,710     $126,725,247    $279,565,571
                                                    =========       =========       =========        =========       =========
Class I shares:
 Net Assets, at value.........................    $178,113,498    $254,854,892    $249,638,365     $126,370,733    $275,283,251
                                                    =========       =========       =========        =========       =========
 Shares outstanding...........................      16,004,212      21,831,705      21,650,588       11,062,555      23,944,541
                                                    =========       =========       =========        =========       =========
 Net asset value per share*...................             $11.13          $11.67          $11.53           $11.42          $11.50
                                                    =========       =========       =========        =========       =========
Class II shares:
 Net Assets, at value.........................     $ 2,917,132     $ 2,182,559     $ 5,995,345        $ 354,514     $ 4,282,320
                                                    =========       =========       =========        =========       =========
 Shares outstanding...........................         260,496         186,532         517,572           30,741         370,666
                                                    =========       =========       =========        =========       =========
 Net asset value per share*...................             $11.20          $11.70          $11.58           $11.53          $11.55
                                                    =========       =========       =========        =========       =========


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.


FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Operations
for the six months ended August 31, 1996 (unaudited)


                                                            Franklin      Franklin        Franklin      Franklin      Franklin
                                                             Alabama       Florida         Georgia      Kentucky      Louisiana
                                                            Tax-Free      Tax-Free        Tax-Free      Tax-Free      Tax-Free
                                                           Income Fund   Income Fund     Income Fund   Income Fund   Income Fund
                                                            --------      ---------       --------      --------      --------
Investment income:
 Interest (Note 1).....................................    $5,965,668    $43,814,786     $4,203,251    $1,212,604    $3,631,606
                                                            --------      ---------       --------      --------      --------
Expenses:
 Management fees (Note 5)..............................       529,637      3,188,678        397,666       127,158       339,300
 Distribution fees - Class I (Note 5)..................        66,401        483,701         53,091        16,367        43,145
 Distribution fees - Class II (Note 5).................         9,127         47,385          6,968            --         6,886
 Shareholder servicing costs (Note 5)..................        26,488        165,161         18,335         5,947        17,963
 Reports to shareholders...............................        18,857        120,753         11,455         2,786         9,724
 Pricing service fee...................................        10,364         17,620          7,690         5,301         6,950
 Custodian fees........................................         3,581         32,302            877           304           629
 Registration and filing fees..........................         3,154          6,286          1,952         1,183         1,625
 Professional fees.....................................         2,828         18,583          2,003           944         2,084
 Trustees' fees and expenses...........................         1,427          9,920            948           301           860
 Other.................................................         4,846         43,147         16,417         2,716         4,120
 Expenses waived by Manager (Note 5)...................            --             --             --       (96,143)           --
                                                            --------      ---------       --------      --------      --------
Total expenses.........................................       676,710      4,133,536        517,402        66,864       433,286
                                                            --------      ---------       --------      --------      --------
Net investment income..................................     5,288,958     39,681,250      3,685,849     1,145,740     3,198,320
                                                            --------      ---------       --------      --------      --------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss)..............................       (44,150)      (383,017)      (301,206)     (197,501)       61,773
 Net unrealized depreciation...........................    (3,324,937)   (28,121,433)    (1,897,492)     (689,601)   (1,697,699)
                                                            --------      ---------       --------      --------      --------
Net realized and unrealized loss on investments........    (3,369,087)   (28,504,450)    (2,198,698)     (887,102)   (1,635,926)
                                                            --------      ---------       --------      --------      --------
Net increase in net assets resulting from operations...    $1,919,871    $11,176,800     $1,487,151     $ 258,638    $1,562,394
                                                            ========      =========       ========      ========      ========


The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)
Statements of Operations (cont.)
for the six months ended August 31, 1996 (unaudited)


                                                            Franklin      Franklin        Franklin      Franklin      Franklin
                                                            Maryland      Missouri     North Carolina     Texas       Virginia
                                                            Tax-Free      Tax-Free        Tax-Free      Tax-Free      Tax-Free
                                                           Income Fund   Income Fund     Income Fund   Income Fund   Income Fund
                                                            --------      ---------       --------      --------      --------
Investment income:
 Interest (Note 1).....................................    $5,515,549     $7,871,809     $7,794,400    $4,176,838    $8,650,354
                                                            --------      ---------       --------      --------      --------
Expenses:
 Management fees (Note 5)..............................       504,732        687,932        690,348       377,789       744,554
 Distribution fees - Class I (Note 5)..................        72,114        104,927        101,465        45,264       106,129
 Distribution fees - Class II (Note 5).................         5,390          6,127         14,150           692        10,332
 Shareholder servicing costs (Note 5)..................        30,765         38,656         35,505        17,689        41,071
 Reports to shareholders...............................        17,599         22,371         22,072        10,837        28,370
 Pricing service fee...................................         7,512          9,689         10,254         6,153        10,091
 Custodian fees........................................           888          1,230          1,256         1,255         1,331
 Registration and filing fees..........................         1,357          2,351          1,727         5,484         1,486
 Professional fees.....................................         2,872          3,540          3,596         2,072         4,231
 Trustees' fees and expenses...........................         1,260          1,693          1,775           963         2,023
 Other.................................................         6,736          2,854         10,741         9,148        10,672
                                                            --------      ---------       --------      --------      --------
Total expenses.........................................       651,225        881,370        892,889       477,346       960,290
                                                            --------      ---------       --------      --------      --------
Net investment income..................................     4,864,324      6,990,439      6,901,511     3,699,492     7,690,064
                                                            --------      ---------       --------      --------      --------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss)..............................       970,248        805,316       (327,312)    1,382,156       887,823
 Net unrealized depreciation...........................    (4,839,151)    (6,493,305)    (4,388,487)   (3,143,803)   (6,069,144)
                                                            --------      ---------       --------      --------      --------
Net realized and unrealized loss on investments........    (3,868,903)    (5,687,989)    (4,715,799)   (1,761,647)   (5,181,321)
                                                            --------      ---------       --------      --------      --------
Net increase in net assets resulting from operations...     $ 995,421     $1,302,450     $2,185,712    $1,937,845    $2,508,743
                                                            ========      =========       ========      ========      ========


The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets for the six months ended August 31, 1996 (unaudited) and the year ended February 29, 1996


                                        Franklin Alabama                 Franklin Florida                Franklin Georgia
                                      Tax-Free Income Fund             Tax-Free Income Fund            Tax-Free Income Fund
                                       -------------------            ----------------------           --------------------
                                   Six months         Year         Six months          Year          Six months        Year
                                      ended           ended           ended            ended            ended          ended
                                     8/31/96         2/29/96         8/31/96          2/29/96          8/31/96        2/29/96
                                    ---------       ---------      ----------       ----------        ---------      ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income.........    $ 5,288,958   $ 10,196,076     $ 39,681,250     $ 77,913,019     $ 3,685,849    $ 6,882,131
  Net realized gain (loss) from
 security transactions..........        (44,150)     1,639,699         (383,017)       5,260,309        (301,206)       792,584
  Net unrealized appreciation
 (depreciation) on
 investments....................     (3,324,937)     4,747,672      (28,121,433)      33,040,146      (1,897,492)     2,701,329
                                    ---------       ---------      ----------       ----------        ---------      ---------
Net increase in net
 assets resulting from
 operations.....................      1,919,871     16,583,447       11,176,800      116,213,474       1,487,151     10,376,044
 Distributions to shareholders:
 From undistributed net
  investment income:
    Class I (Note 7)............     (5,235,202)   (10,122,459)     (39,910,606)     (77,720,760)     (3,674,556)    (6,924,143)
    Class II (Note 7)...........        (70,919)       (24,970)        (289,574)        (136,954)        (51,848)       (16,079)
  In excess of net investment
 income Class I (Note 1)........             --             --               --               --         (24,494)            --
 Increase in net assets from
 capital share transactions
 (Note 2).......................      3,767,266     11,155,927       44,687,441       57,810,132       6,628,925     11,508,122
                                    ---------       ---------      ----------       ----------        ---------      ---------
Net increase in
 net assets.....................        381,016     17,591,945       15,664,061       96,165,892       4,365,178     14,943,944
Net assets:
 Beginning of period............    187,642,814    170,050,869    1,361,184,327    1,265,018,435     131,715,280    116,771,336
                                    ---------       ---------      ----------       ----------        ---------      ---------
 End of period..................   $188,023,830   $187,642,814   $1,376,848,388   $1,361,184,327    $136,080,458   $131,715,280
                                    =========       =========      ==========       ==========        =========      =========
Undistributed net
investment income
(accumulated distributions
 in excess of net
 investment income)
 included in net assets:
  Beginning of period...........      $ 375,254      $ 326,607      $ 3,602,270      $ 3,546,965        $ 40,555       $ 98,646
                                    =========       =========      ==========       ==========        =========      =========
  End of period.................      $ 358,091      $ 375,254      $ 3,083,340      $ 3,602,270       $ (24,494)      $ 40,555
                                    =========       =========      ==========       ==========        =========      =========


The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1996 (unaudited) and the year ended February 29, 1996


                                             Franklin Kentucky           Franklin Louisiana              Franklin Maryland
                                           Tax-Free Income Fund         Tax-Free Income Fund           Tax-Free Income Fund
                                            ------------------          --------------------           --------------------
                                        Six months        Year        Six months        Year         Six months        Year
                                           ended          ended          ended          ended           ended          ended
                                          8/31/96        2/29/96        8/31/96        2/29/96         8/31/96        2/29/96
                                         --------       --------       ---------      ---------       ---------      ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income..............   $ 1,145,740   $ 2,010,309     $ 3,198,320    $ 6,230,184     $ 4,864,324    $ 9,164,640
  Net realized gain (loss) from
 security transactions...............      (197,501)      (93,203)         61,773        315,845         970,248       (339,820)
  Net unrealized appreciation
 (depreciation) on investments.......      (689,601)    1,657,762      (1,697,699)     2,327,110      (4,839,151)     6,976,565
                                         --------       --------       ---------      ---------       ---------      ---------
Net increase in net assets
 resulting from operations...........       258,638     3,574,868       1,562,394      8,873,139         995,421     15,801,385
 Distributions to shareholders:
From undistributed net investment income:
  Class I (Note 7)...................    (1,139,246)   (2,006,847)     (3,129,013)    (6,126,121)     (4,857,416)    (9,178,594)
  Class II (Note 7)..................            --            --         (54,483)       (13,421)        (40,187)       (14,480)
 Increase in net assets from capital
 share transactions (Note 2).........     3,531,933     4,591,799       6,018,691      1,185,776       8,941,574     16,238,350
                                         --------       --------       ---------      ---------       ---------      ---------
Net increase in net assets...........     2,651,325     6,159,820       4,397,589      3,919,373       5,039,392     22,846,661
Net assets:
 Beginning of period.................    38,991,124    32,831,304     108,899,164    104,979,791     175,991,238    153,144,577
                                         --------       --------       ---------      ---------       ---------      ---------
 End of period.......................   $41,642,449   $38,991,124    $113,296,753   $108,899,164    $181,030,630   $175,991,238
                                         ========       ========       =========      =========       =========      =========
Undistributed net investment
 income included in net assets:
  Beginning of period................      $ 24,543      $ 21,081       $ 305,059      $ 214,417       $ 271,585      $ 300,019
                                         ========       ========       =========      =========       =========      =========
  End of period......................      $ 31,037      $ 24,543       $ 319,883      $ 305,059       $ 238,306      $ 271,585
                                         ========       ========       =========      =========       =========      =========


The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1996 (unaudited) and the year ended February 29, 1996


                                                                        Franklin Missouri             Franklin North Carolina
                                                                      Tax-Free Income Fund             Tax-Free Income Fund
                                                                      --------------------             --------------------
                                                                   Six months         Year          Six months         Year
                                                                      ended           ended            ended           ended
                                                                     8/31/96         2/29/96          8/31/96         2/29/96
                                                                    ---------       ---------        ---------       ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income.......................................     $ 6,990,439    $ 13,262,649      $ 6,901,511    $ 12,805,534
  Net realized gain (loss) from security transactions.........         805,316       2,429,032         (327,312)         55,992
  Net unrealized appreciation (depreciation) on investments...      (6,493,305)      7,364,664       (4,388,487)      7,436,156
                                                                    ---------       ---------        ---------       ---------
Net increase in net assets resulting from operations..........       1,302,450      23,056,345        2,185,712      20,297,682
 Distributions to shareholders:
From undistributed net investment income:
 Class I (Note 7).............................................      (6,822,449)    (13,013,408)      (6,733,375)    (12,897,164)
 Class II (Note 7)............................................         (46,642)        (22,756)        (104,753)        (33,638)
 In excess of net investment income Class I (Note 1)..........              --              --               --         (30,868)
 Increase in net assets from capital share transactions (Note 2)                    13,757,376       11,385,029      10,824,352
25,862,266
                                                                    ---------       ---------        ---------       ---------
Net increase in net assets....................................       8,190,735      21,405,210        6,171,936      33,198,278
Net assets:
 Beginning of period..........................................     248,846,716     227,441,506      249,461,774     216,263,496
                                                                    ---------       ---------        ---------       ---------
 End of period................................................    $257,037,451    $248,846,716     $255,633,710    $249,461,774
                                                                    =========       =========        =========       =========
Undistributed net investment income
 (accumulated distributions in excess of net
 investment income) included in net assets:
 Beginning of period..........................................       $ 405,867       $ 179,382        $ (30,217)      $ 125,919
                                                                    =========       =========        =========       =========
 End of period................................................       $ 527,215       $ 405,867         $ 33,166       $ (30,217)
                                                                    =========       =========        =========       =========

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1996 (unaudited) and the year ended February 29, 1996


                                                                         Franklin Texas                  Franklin Virginia
                                                                      Tax-Free Income Fund             Tax-Free Income Fund
                                                                      --------------------             --------------------
                                                                   Six months         Year          Six months         Year
                                                                      ended           ended            ended           ended
                                                                     8/31/96         2/29/96          8/31/96         2/29/96
                                                                    ---------       ---------        ---------       ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income.......................................     $ 3,699,492     $ 7,632,670      $ 7,690,064    $ 14,937,405
  Net realized gain from security transactions................       1,382,156       1,250,561          887,823       2,856,048
  Net unrealized appreciation (depreciation) on investments...      (3,143,803)      2,598,262       (6,069,144)      5,708,436
                                                                    ---------       ---------        ---------       ---------
Net increase in net assets resulting from operations..........       1,937,845      11,481,493        2,508,743      23,501,889
 Distributions to shareholders from undistributed
 net investment income:
  Class I (Note 7)............................................      (3,728,363)     (7,659,213)      (7,585,221)    (14,797,398)
  Class II (Note 7)...........................................          (5,369)         (1,044)         (78,417)        (36,166)
 Increase (decrease) in net assets from capital share
 transactions (Note 2)........................................      (1,259,973)     (4,724,511)      11,274,374       8,813,058
                                                                    ---------       ---------        ---------       ---------
Net increase (decrease) in net assets.........................      (3,055,860)       (903,275)       6,119,479      17,481,383
Net assets:
 Beginning of period..........................................     129,781,107     130,684,382      273,446,092     255,964,709
                                                                    ---------       ---------        ---------       ---------
 End of period................................................    $126,725,247    $129,781,107     $279,565,571    $273,446,092
                                                                    =========       =========        =========       =========
Undistributed net investment income included in net assets:
 Beginning of period..........................................       $ 247,882       $ 275,469        $ 591,271       $ 487,430
                                                                    =========       =========        =========       =========
 End of period................................................       $ 213,642       $ 247,882        $ 617,697       $ 591,271
                                                                    =========       =========        =========       =========


The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is an open-end management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust currently consists of twenty-eight separate funds. This report pertains only to the ten funds (the Funds) included in the accompanying financial statements. Each Fund seeks to maximize income exempt from federal income taxes and from the personal income taxes, if any, for resident shareholders of the named state to the extent consistent with prudent investing and the preservation of shareholders' capital. Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. All funds in this report are diversified except the Franklin Maryland Tax-Free Income Fund.

All of the funds within this report, except for the Franklin Kentucky Tax-Free Income Fund, offer two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Tax-free bonds generally trade in the over-the-counter market rather than on a national securities exchange. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

b. Municipal Bonds or Notes with "Puts":

The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Fund's portfolio, municipal bonds and notes as to which the Fund holds a put will be deemed to mature on the last day on which the put may be exercisable.

c. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

d. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

e. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount and premium are amortized as required by the Internal Revenue Code. The Funds normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the day following the receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to an amount per day set from time to time by the Board, and are payable to shareholders of record at the beginning of business on the ex-dividend date. Once each month dividends are reinvested in additional shares of the Funds, or paid in cash as requested by the shareholders.

Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The distribution in excess of net investment income for the Franklin Georgia Tax-Free Income Fund is not expected to result in a tax basis return of capital at fiscal year end because of the timing differences between book and tax recognition of dividend distributions.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale transactions.

f. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.

2. TRUST SHARES

At August 31, 1996, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in each of the Fund's shares were as follows:


                                                 Franklin Alabama             Franklin Florida             Franklin Georgia
                                               Tax-Free Income Fund         Tax-Free Income Fund         Tax-Free Income Fund
                                                -------------------         ---------------------         -------------------
Class I Shares:                                Shares       Amount         Shares         Amount         Shares       Amount
                                              --------    ----------      ---------     -----------     --------    ----------
Six months ended August 31, 1996
 Shares sold..............................     865,829    $ 9,977,294     8,841,265     $101,463,414     996,627    $11,663,440
 Shares issued in reinvestment
 of distributions.........................     184,452      2,127,575       921,641       10,583,275     158,397      1,852,961
 Shares redeemed..........................    (885,151)   (10,189,037)   (6,481,012)     (74,314,756)   (748,408)    (8,752,044)
                                              --------    ----------      ---------     -----------     --------    ----------
Net increase..............................     165,130    $ 1,915,832     3,281,894     $ 37,731,933     406,616    $ 4,764,357
                                              ========    ==========      =========     ===========     ========    ==========
Year ended February 29, 1996
 Shares sold..............................   2,001,806    $23,206,134    18,302,298     $212,348,253   2,163,964    $25,515,781
 Shares issued in reinvestment
 of distributions.........................     342,773      3,965,753     1,715,131       19,860,564     285,166      3,357,019
 Shares redeemed..........................  (1,525,925)   (17,668,972)  (15,697,038)    (182,015,732) (1,586,419)   (18,698,884)
                                              --------    ----------      ---------     -----------     --------    ----------
Net increase..............................     818,654    $ 9,502,915     4,320,391     $ 50,193,085     862,711    $10,173,916
                                              ========    ==========      =========     ===========     ========    ==========
Class II Shares:
Six months ended August 31, 1996
 Shares sold..............................     164,317    $ 1,904,522       621,766      $ 7,168,544     167,990    $ 1,972,252
 Shares issued in reinvestment
 of distributions.........................       2,390         27,664        14,192          163,908       2,893         33,968
 Shares redeemed..........................      (6,992)       (80,752)      (32,658)        (376,944)    (11,990)      (141,652)
                                              --------    ----------      ---------     -----------     --------    ----------
Net increase..............................     159,715    $ 1,851,434       603,300      $ 6,955,508     158,893    $ 1,864,568
                                              ========    ==========      =========     ===========     ========    ==========
Period ended February 29,1996*
 Shares sold..............................     140,587    $ 1,644,981       686,966      $ 8,047,000     115,112    $ 1,371,417
 Shares issued in reinvestment
 of distributions.........................         686          8,031         6,504           76,439       1,080         12,860
 Shares redeemed..........................          --             --       (43,258)        (506,392)     (4,193)       (50,071)
                                              --------    ----------      ---------     -----------     --------    ----------
Net increase..............................     141,273    $ 1,653,012       650,212      $ 7,617,047     111,999    $ 1,334,206
                                              ========    ==========      =========     ===========     ========    ==========

*For the period May 1, 1995 to February 29, 1996.

2. TRUST SHARES (cont.)

                                                     Franklin Kentucky         Franklin Louisiana          Franklin Maryland
                                                   Tax-Free Income Fund       Tax-Free Income Fund       Tax-Free Income Fund
                                                     -----------------         -------------------        -------------------
Class I Shares:                                     Shares      Amount       Shares        Amount        Shares       Amount
                                                    -------    ---------    --------     ----------     --------    ----------
Six months ended August 31, 1996
 Shares sold....................................   443,326    $4,776,998      912,912    $10,157,633   1,308,974    $14,608,851
 Shares issued in reinvestment of distributions.    51,178       553,454      115,291      1,284,380     220,353      2,460,920
 Shares redeemed................................  (166,854)   (1,798,519)    (584,682)    (6,503,911)   (911,874)   (10,164,034)
                                                    -------    ---------    --------     ----------     --------    ----------
Net increase....................................   327,650    $3,531,933      443,521    $ 4,938,102     617,453    $ 6,905,737
                                                    =======    =========    ========     ==========     ========    ==========
Year ended February 29, 1996
 Shares sold....................................   601,004    $6,578,326      901,479    $10,128,261   2,688,694    $30,261,244
 Shares issued in reinvestment of distributions.    87,040       945,363      221,661      2,484,257     405,922      4,557,510
 Shares redeemed................................  (268,807)   (2,931,890)  (1,148,001)   (12,870,164) (1,734,342)   (19,485,831)
                                                    -------    ---------    --------     ----------     --------    ----------
Net increase (decrease).........................   419,237    $4,591,799      (24,861)    $ (257,646)  1,360,274    $15,332,923
                                                    =======    =========    ========     ==========     ========    ==========
Class II Shares:
Six months ended August 31, 1996
 Shares sold.............................................................     102,103    $ 1,139,336     189,152    $ 2,131,030
 Shares issued in reinvestment of distributions..........................       2,135         23,901       2,018         22,693
 Shares redeemed.........................................................      (7,337)       (82,648)    (10,527)      (117,886)
                                                                            --------     ----------     --------    ----------
Net increase.............................................................      96,901    $ 1,080,589     180,643    $ 2,035,837
                                                                            ========     ==========     ========    ==========
Period ended February 29,1996*
 Shares sold.............................................................     126,335    $ 1,441,883      83,626      $ 948,051
 Shares issued in reinvestment of distributions..........................         163          1,853         759          8,655
 Shares redeemed.........................................................         (27)          (314)     (4,532)       (51,279)
                                                                            --------     ----------     --------    ----------
Net increase.............................................................     126,471    $ 1,443,422      79,853      $ 905,427
                                                                            ========     ==========     ========    ==========

                                                                               Franklin Missouri        Franklin North Carolina
                                                                             Tax-Free Income Fund        Tax-Free Income Fund
                                                                              -------------------         -------------------
Class I Shares:                                                              Shares        Amount        Shares       Amount
                                                                            --------     ----------     --------    ----------
Six months ended August 31, 1996
 Shares sold.............................................................   2,144,225    $25,069,326   1,705,251    $19,708,121
 Shares issued in reinvestment of distributions..........................     266,991      3,120,615     288,261      3,330,806
 Shares redeemed.........................................................  (1,311,411)   (15,316,966) (1,373,596)   (15,826,651)
                                                                            --------     ----------     --------    ----------
Net increase.............................................................   1,099,805    $12,872,975     619,916    $ 7,212,276
                                                                            ========     ==========     ========    ==========
Year ended February 29, 1996
 Shares sold.............................................................   2,530,350    $29,702,868   3,644,032    $42,477,836
 Shares issued in reinvestment of distributions..........................     492,617      5,775,215     534,072      6,211,974
 Shares redeemed.........................................................  (2,165,784)   (25,403,313) (2,170,445)   (25,251,001)
                                                                            --------     ----------     --------    ----------
Net increase.............................................................     857,183    $10,074,770   2,007,659    $23,438,809
                                                                            ========     ==========     ========    ==========
Class II Shares:
Six months ended August 31, 1996
 Shares sold.............................................................      94,420    $ 1,103,661     315,449    $ 3,656,495
 Shares issued in reinvestment of distributions..........................       3,065         35,911       5,662         65,739
 Shares redeemed.........................................................     (21,678)      (255,171)     (9,503)      (110,158)
                                                                            --------     ----------     --------    ----------
Net increase.............................................................      75,807      $ 884,401     311,608    $ 3,612,076
                                                                            ========     ==========     ========    ==========
Period ended February 29,1996*
 Shares sold.............................................................     110,467    $ 1,307,175     204,503    $ 2,406,207
 Shares issued in reinvestment of distributions..........................       1,383         16,439       1,461         17,250
 Shares redeemed.........................................................      (1,125)       (13,355)         --             --
                                                                            --------     ----------     --------    ----------
Net increase.............................................................     110,725    $ 1,310,259     205,964    $ 2,423,457
                                                                            ========     ==========     ========    ==========
*For the period May 1, 1995 to February 29, 1996.

2. TRUST SHARES (cont.)
                                                                                Franklin Texas             Franklin Virginia
                                                                             Tax-Free Income Fund        Tax-Free Income Fund
                                                                              -------------------         -------------------
Class I Shares:                                                              Shares        Amount       Shares        Amount
                                                                            --------     ----------    --------     ----------
Six months ended August 31, 1996
 Shares sold............................................................     430,483    $ 4,925,024    1,717,298    $19,790,784
 Shares issued in reinvestment of distributions.........................     132,842      1,521,675      293,815      3,388,626
 Shares redeemed........................................................    (697,521)    (7,985,324)  (1,231,107)   (14,183,536)
                                                                            --------     ----------    --------     ----------
Net increase (decrease).................................................    (134,196)  $ (1,538,625)     780,006    $ 8,995,874
                                                                            ========     ==========    ========     ==========
Year ended February 29, 1996
 Shares sold............................................................     908,569    $10,449,046    2,697,710    $31,279,664
 Shares issued in reinvestment of distributions.........................     259,186      2,975,696      570,171      6,603,993
 Shares redeemed........................................................  (1,588,268)   (18,228,089)  (2,687,517)   (31,107,361)
                                                                            --------     ----------    --------     ----------
Net increase (decrease).................................................    (420,513)  $ (4,803,347)     580,364    $ 6,776,296
                                                                            ========     ==========    ========     ==========
Class II Shares:
Six months ended August 31, 1996
 Shares sold............................................................      23,639      $ 274,353      196,614    $ 2,280,124
 Shares issued in reinvestment of distributions.........................         416          4,817        3,960         45,904
 Shares redeemed........................................................         (45)          (518)      (4,093)       (47,528)
                                                                            --------     ----------    --------     ----------
Net increase............................................................      24,010      $ 278,652      196,481    $ 2,278,500
                                                                            ========     ==========    ========     ==========
Period ended February 29,1996*
 Shares sold............................................................       9,645      $ 113,077      173,487    $ 2,028,731
 Shares issued in reinvestment of distributions.........................          61            720        1,930         22,660
 Shares redeemed........................................................      (2,975)       (34,961)      (1,232)       (14,629)
                                                                            --------     ----------    --------     ----------
Net increase............................................................       6,731       $ 78,836      174,185    $ 2,036,762
                                                                            ========     ==========    ========     ==========
*For the period May 1, 1995 to February 29, 1996.


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At February 29, 1996, for tax purposes, the Funds had capital loss carryovers as follows:

                                                                Franklin      Franklin     Franklin      Franklin     Franklin
                                                                 Alabama       Florida      Georgia      Kentucky     Louisiana
                                                                Tax-Free      Tax-Free     Tax-Free      Tax-Free     Tax-Free
                                                               Income Fund   Income Fund  Income Fund   Income Fund  Income Fund
                                                                ---------     --------     --------      --------     --------
Capital Loss carryovers
expiring in: 2000 ..........................................          $--           $--           $--        $ 495           $--
             2001...........................................           --            --            --        1,213            --
             2002...........................................           --            --            --       24,595            --
             2003...........................................      148,006     2,417,567       833,869      759,461     2,937,864
             2004...........................................           --            --            --       65,388            --
                                                                ---------     --------     --------      --------     --------
                                                                 $148,006    $2,417,567      $833,869     $851,152    $2,937,864
                                                                =========     ========     ========      ========     ========

                                                               Franklin     Franklin       Franklin      Franklin
                                                               Maryland     Missouri    North Carolina   Virginia
                                                               Tax-Free     Tax-Free       Tax-Free      Tax-Free
                                                              Income Fund  Income Fund    Income Fund   Income Fund
                                                               ---------    --------       ---------     --------
expiring in: 1999 .........................................     $ 25,303           $--           $ --         $ --
             2000..........................................          125            --         19,393           --
             2001..........................................      249,775            --        147,462           --
             2002..........................................      359,934            --         14,532           --
             2003..........................................      305,188         7,808      2,746,697      514,236
             2004..........................................      339,820            --             --           --
                                                               ---------    --------       ---------     --------
                                                              $1,280,145        $7,808     $2,928,084     $514,236
                                                               =========    ========       =========     ========


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS (cont.)

From November 1, 1995 through February 29, 1996, the Franklin Kentucky Tax-Free Income Fund incurred $27,815 of net realized capital loss. As permitted by tax regulations, the Fund intends to elect to defer this loss and treat it as having arisen in the year ended February 28, 1997. For income tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at August 31, 1996, by $750 in the Franklin Alabama Tax-Free Income Fund, $686 in the Franklin Missouri Tax-Free Income Fund, and $1,820 in the Franklin North Carolina Tax-Free Income Fund.

For income tax purposes, the Franklin Texas Tax-Free Income Fund had an accumulated net realized gain in the amount of $10,887 at February 29, 1996.


4. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended August 31, 1996 were as follows:


                                                           Franklin       Franklin       Franklin       Franklin      Franklin
                                                            Alabama        Florida        Georgia       Kentucky      Louisiana
                                                           Tax-Free       Tax-Free       Tax-Free       Tax-Free      Tax-Free
                                                          Income Fund    Income Fund    Income Fund    Income Fund   Income Fund
                                                          ----------     ----------      ---------      ---------     ---------
Purchases.............................................   $21,560,252    $138,376,870    $20,814,750     $8,592,841   $17,283,456
Sales ................................................   $18,530,450    $104,834,731    $10,806,208     $5,145,868   $ 8,375,720

                                                            Franklin      Franklin       Franklin       Franklin      Franklin
                                                            Maryland      Missouri    North Carolina      Texas       Virginia
                                                            Tax-Free      Tax-Free       Tax-Free       Tax-Free      Tax-Free
                                                           Income Fund   Income Fund    Income Fund    Income Fund   Income Fund
                                                           ----------    ----------     ----------     ----------     ---------
Purchases.............................................    $27,049,860    $58,682,154    $27,267,994   $27,429,851    $48,378,983
Sales ................................................    $21,666,651    $46,114,898    $13,730,434   $26,981,848    $35,255,302


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the net assets of each Fund on the last day of the month as follows:

Annualized Fee Rate  Month End Net Assets
-------------        ----------------------------------
0.625%               First $100 million
0.50%                Over $100 million, up to and including $250 million
0.45%                In excess of $250 million

The terms of the management agreement provide that annual aggregate expenses of each Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which each Fund's shares are registered. For the six months ended August 31, 1996, the Funds' expenses did not exceed these limitations. However, Advisers agreed in advance to waive management fees for the Franklin Kentucky Tax-Free Income Fund, as noted in the Statement of Operations.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investors Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the six months ended August 31, 1996, aggregated $397,580, of which $333,162 was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Funds reimburse Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to a maximum of 0.10% per annum for Class I and 0.65% per annum for Class II, of the average daily net assets of such class for costs incurred in the promotion, offering and marketing of the Funds' shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Funds under the Plans aggregated $1,199,661 for the six months ended August 31, 1996.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Distribution Plans and Underwriting Agreement: (cont.)

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Funds' shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Funds' shares. Commissions received by Distributors, the amounts paid to other dealers, and any applicable contingent deferred sales charges for the six months ended August 31, 1996 were as follows:



                                                                Franklin      Franklin     Franklin      Franklin     Franklin
                                                                 Alabama       Florida      Georgia      Kentucky     Louisiana
                                                                Tax-Free      Tax-Free     Tax-Free      Tax-Free     Tax-Free
Class I                                                        Income Fund   Income Fund  Income Fund   Income Fund  Income Fund
                                                                ---------     --------     --------      --------     --------
 Total commissions received.................................     $343,633    $2,245,595      $280,146     $124,162      $278,096
 Paid to other dealers......................................     $320,657    $2,187,861      $295,554     $121,908      $268,256

Class II
 Total commissions received.................................     $ 19,519      $ 73,073       $18,547           --      $ 11,229
 Paid to other dealers......................................     $ 38,097     $ 142,418       $36,698           --      $ 23,005
 Contingent deferred sales charge...........................        $ 484       $ 2,492         $ 532           --         $ 146


                                                               Franklin     Franklin       Franklin      Franklin     Franklin
                                                               Maryland     Missouri    North Carolina     Texas      Virginia
                                                               Tax-Free     Tax-Free       Tax-Free      Tax-Free     Tax-Free
Class I                                                       Income Fund  Income Fund    Income Fund   Income Fund  Income Fund
                                                               ---------    --------       ---------     --------     --------
 Total commissions received................................     $443,633      $514,060       $568,490     $119,817      $573,183
 Paid to other dealers.....................................     $417,377      $540,791       $547,552     $112,023      $541,708

Class II
 Total commissions received................................     $ 20,052      $ 11,322       $ 37,758      $ 2,835      $ 23,542
 Paid to other dealers.....................................     $ 41,092      $ 22,283       $ 73,682      $ 5,541      $ 45,973
 Contingent deferred sales charge..........................        $ 415       $ 2,197          $ 704           --         $ 441

d. Other Affiliated Parties and Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


6. CREDIT RISK

All of the Funds' investments are in the securities of issuers within their respective states and U.S. territories and possessions. Such concentration may subject the Funds more significantly to economic changes occurring within those states and territories.


7. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period, by Fund, are as follows:


                      Per Share Operating Performance                                         Ratios/Supplemental Data
          -------------------------------------------------------                         --------------------------------
                                   Net                                                                      Ratio of Net
         Net Asset             Realized &            DistributionsNet Asset                        Ratio of  Investment
  Year   Value at      Net     Unrealized Total From   From Net     Value           Net Assets at  Expenses    Income   Portfolio
  Ended  Beginning Investment  Gain (Loss)Investment  Investment   at End     Total  End of Periodto Average to Average Turnover
Feb. 28, of Period   Income   on SecuritiesOperations   Income    of Period  Return1  (in 000's)  Net Assets Net Assets   Rate

Franklin Alabama Tax-Free Income Fund
Class I Shares:
1992        $10.75      $.66           $.346      $1.006     $(.756)$11.00    9.51%     $ 96,254       .71%      6.21%    1.21%
1993         11.00       .68            .714       1.394      (.684) 11.71   12.84       144,480       .68       6.04    11.27
1994         11.71       .66            .094        .754      (.664) 11.80    6.35       178,414       .64       5.62    14.87
1995         11.80       .66           (.500)       .160      (.650) 11.31    1.54       170,051       .72       5.88    19.85
1996         11.31       .66            .416       1.076      (.656) 11.73    9.74       185,981       .72       5.69    12.39
1996***      11.73       .33           (.211)       .119      (.329) 11.52    1.04       184,545       .71*      5.66*   10.12
Class II Shares:
1996+        11.36       .49            .405        .895      (.485) 11.77    8.01         1,662      1.29*      5.09*   12.39
1996***      11.77       .27           (.186)       .084      (.294) 11.56     .74         3,479      1.30*      5.11*   10.12

7. FINANCIAL HIGHLIGHTS (cont.)

                      Per Share Operating Performance                                         Ratios/Supplemental Data
          -------------------------------------------------------                         --------------------------------
                                   Net                                                                      Ratio of Net
         Net Asset             Realized &            DistributionsNet Asset                        Ratio of  Investment
  Year   Value at      Net     Unrealized Total From   From Net     Value           Net Assets at  Expenses    Income   Portfolio
  Ended  Beginning Investment  Gain (Loss)Investment  Investment   at End     Total  End of Periodto Average to Average Turnover
Feb. 28, of Period   Income   on SecuritiesOperations   Income    of Period  Return1  (in 000's)  Net Assets Net Assets   Rate

Franklin Florida Tax-Free Income Fund
Class I Shares:
1992        $10.75      $.71           $.348      $1.058     $(.768)$11.04   10.02%    $ 886,110       .54%      6.60%   16.69%
1993         11.04       .71            .647       1.357      (.717) 11.68   12.45     1,164,827       .54       6.30    11.72
1994         11.68       .70            .086        .786      (.696) 11.77    6.63     1,361,583       .52       5.90    11.77
1995         11.77       .69           (.436)       .254      (.674) 11.35    2.36     1,265,018       .59       6.15    14.34
1996         11.35       .69            .338       1.028      (.688) 11.69    9.28     1,353,541       .60       5.93    11.78
1996***      11.69       .34           (.249)       .091      (.341) 11.44     .80     1,362,429       .60*      5.83*    7.93
Class II Shares:
1996+        11.37       .52            .382        .902      (.512) 11.76    8.05         7,644      1.18*      5.33*   11.78
1996***      11.76       .30           (.255)       .045      (.305) 11.50     .40        14,420      1.19*      5.26*    7.93
Franklin Georgia Tax-Free Income Fund
Class I Shares:
1992         10.94       .65            .349        .999      (.759) 11.18    9.32        68,546       .72       6.11     6.18
1993         11.18       .68            .658       1.338      (.668) 11.85   12.09        91,017       .71       5.91    17.10
1994         11.85       .66            .154        .814      (.664) 12.00    6.77       120,882       .69       5.48    16.75
1995         12.00       .66           (.458)       .202      (.662) 11.54    1.87       116,771       .76       5.76    36.17
1996         11.54       .66            .343       1.003      (.663) 11.88    8.90       130,380       .77       5.58    10.98
1996***      11.88       .32           (.201)       .119      (.329)**11.67   1.03       132,904       .76*      5.52*    8.23
Class II Shares:
1996+        11.57       .50            .343        .843      (.493) 11.92    7.40         1,335      1.34*      5.04*   10.98
1996***      11.92       .31           (.221)       .089      (.289) 11.72     .77         3,176      1.32*      4.97*    8.23
Franklin Kentucky Tax-Free Income Fund
Class I Shares:
1992++       10.00       .15            .164        .314      (.014) 10.30    8.37*        3,032       --3       3.52*   53.90
1993         10.30       .57            .832       1.402      (.652) 11.05   13.81        11,678       --3       6.11    18.41
1994         11.05       .63            .164        .794      (.664) 11.18    7.07        28,057       --3       5.73    13.22
1995         11.18       .61           (.625)      (.015)     (.625) 10.54     .11        32,831       .293      5.94    32.92
1996         10.54       .62            .495       1.115      (.615) 11.04   10.73        38,991       .333      5.65    31.89
1996***      11.04       .31           (.255)       .055      (.305) 10.79     .52        41,642       .33*3     5.67*   12.99
Franklin Louisiana Tax-Free Income Fund
Class I Shares:
1992         10.68       .67            .326        .996      (.776) 10.90    9.49        72,923       .70       6.33    10.51
1993         10.90       .69            .668       1.358      (.688) 11.57   12.61        95,368       .70       6.18    23.37
1994         11.57       .67           (.005)       .665      (.675) 11.56    5.63       115,971       .68       5.70    17.63
1995         11.56       .66           (.549)       .111      (.641) 11.03    1.14       104,980       .75       5.98    32.28
1996         11.03       .66            .281        .941      (.651) 11.32    8.75       107,461       .78       5.89     5.23
1996***      11.32       .32           (.167)       .153      (.323) 11.15    1.39       110,795       .77*      5.80*    7.69
Class II Shares:
1996+        11.01       .49            .351        .841      (.481) 11.37    7.76         1,438      1.35*      5.27*    5.23
1996***      11.37       .29           (.169)       .121      (.291) 11.20    1.10         2,502      1.35*      5.32*    7.69
Franklin Maryland Tax-Free Income Fund
Class I Shares:
1992         10.37       .64            .300        .940      (.710) 10.60    9.21        71,538       .71       6.15    16.65
1993         10.60       .65            .672       1.322      (.652) 11.27   12.64       115,873       .71       6.00    14.73
1994         11.27       .64            .092        .732      (.642) 11.36    6.40       156,683       .66       5.58    18.38
1995         11.36       .63           (.453)       .177      (.617) 10.92    1.78       153,145       .73       5.86    20.30
1996         10.92       .62            .467       1.087      (.627) 11.38   10.18       175,078       .74       5.56     8.11
1996***      11.38       .31           (.249)       .061      (.311) 11.13     .56       178,113       .73*      5.51*   12.60
Class II Shares:
1996+        10.93       .47            .506        .976      (.466) 11.44    9.06           913      1.31*      4.95*    8.11
1996***      11.44       .26           (.223)       .037      (.277) 11.20     .34         2,917      1.30*      4.94*   12.60
Franklin Missouri Tax-Free Income Fund
Class I Shares:
1992         10.74       .65            .409       1.059      (.729) 11.07   10.04       110,940       .71       6.21    16.40
1993         11.07       .68            .676       1.356      (.676) 11.75   12.40       164,122       .67       6.03    10.28
1994         11.75       .66            .206        .866      (.676) 11.94    7.29       228,149       .64       5.55    11.02
1995         11.94       .65           (.501)       .149      (.649) 11.44    1.44       227,442       .70       5.75    19.84
1996         11.44       .65            .494       1.144      (.644) 11.94   10.23       247,522       .71       5.58    18.27
1996***      11.94       .33           (.277)       .053      (.323) 11.67     .47       254,855       .70*      5.59*   18.69

7. FINANCIAL HIGHLIGHTS (cont.)

                      Per Share Operating Performance                                         Ratios/Supplemental Data
          -------------------------------------------------------                         --------------------------------
                                   Net                                                                      Ratio of Net
         Net Asset             Realized &            DistributionsNet Asset                        Ratio of  Investment
  Year   Value at      Net     Unrealized Total From   From Net     Value           Net Assets at  Expenses    Income   Portfolio
  Ended  Beginning Investment  Gain (Loss)Investment  Investment   at End     Total  End of Periodto Average to Average Turnover
Feb. 28, of Period   Income   on SecuritiesOperations   Income    of Period  Return1  (in 000's)  Net Assets Net Assets   Rate

Franklin Missouri Tax-Free Income Fund (cont.)
Class II Shares:
1996+       $11.47      $.48           $.497       $.977     $(.477)$11.97    8.66%      $ 1,325      1.27%*     4.94%*  18.27%
1996***      11.97       .29           (.270)       .020      (.290) 11.70     .19         2,183      1.28*      5.11*   18.69
Franklin North Carolina Tax-Free Income Fund
Class I Shares:
1992         10.86       .64            .352        .992      (.732) 11.12    9.28       106,960       .71       6.03     3.16
1993         11.12       .67            .754       1.424      (.664) 11.88   12.97       156,517       .67       5.86     8.48
1994         11.88       .65            .054        .704      (.664) 11.92    5.81       215,540       .63       5.44     3.86
1995         11.92       .65           (.550)       .100      (.650) 11.37    1.06       216,263       .70       5.75    25.05
1996         11.37       .64            .391       1.031      (.651)**11.75   9.28       247,031       .71       5.52    25.19
1996***      11.75       .32           (.224)       .096      (.316) 11.53     .84       249,638       .70*      5.51*    5.56
Class II Shares:
1996+        11.41       .49            .384        .874      (.484) 11.80    7.77         2,430      1.28*      4.90*   25.19
1996***      11.80       .29           (.226)       .064      (.284) 11.58     .56         5,995      1.26*      5.03*    5.56
Franklin Texas Tax-Free Income Fund
Class I Shares:
1992         10.77       .67            .370       1.040      (.780) 11.03    9.84       123,722       .70       6.14     6.44
1993         11.03       .69            .661       1.351      (.691) 11.69   12.41       139,389       .66       6.15    12.33
1994         11.69       .69            .032        .722      (.692) 11.72    6.09       148,684       .65       5.85    20.18
1995         11.72       .68           (.487)       .193      (.663) 11.25    1.80       130,684       .73       6.05     6.36
1996         11.25       .67            .335       1.005      (.675) 11.58    9.152      129,702       .76       5.86    18.38
1996***      11.58       .33           (.155)       .175      (.335) 11.42    1.54       126,371       .74*      5.78*   21.19
Class II Shares:
1996+        11.27       .51            .403        .913      (.503) 11.68    8.23            79      1.33*      5.23*   18.38
1996***      11.68       .30           (.149)       .151      (.301) 11.53    1.32           355      1.32*      5.24*   21.19
Franklin Virginia Tax-Free Income Fund
Class I Shares:
1992         10.70       .66            .362       1.022      (.742) 10.98    9.71       152,615       .68       6.17     4.33
1993         10.98       .67            .704       1.374      (.664) 11.69   12.67       211,171       .65       5.98     5.74
1994         11.69       .67            .136        .806      (.676) 11.82    6.80       260,913       .62       5.65     6.86
1995         11.82       .66           (.499)       .161      (.651) 11.33    1.56       255,965       .69       5.86    21.73
1996         11.33       .66            .381       1.041      (.651) 11.72    9.41       271,396       .69       5.66    12.96
1996***      11.72       .32           (.217)       .103      (.323) 11.50     .90       275,283       .69*      5.60*   13.03
Class II Shares:
1996+        11.35       .49            .412        .902      (.482) 11.77    8.07         2,050      1.26*      5.06*   12.72
1996***      11.77       .27           (.201)       .069      (.289) 11.55     .60         4,282      1.27*      5.03*   13.03

*Annualized.
**Includes distributions in excess of net investment income in the amount of $0.002 and $0.001 for the Franklin Georgia Tax-Free Income Fund and the Franklin North Carolina Tax-Free Income Fund, respectively.
***For the six months ended August 31, 1996.
+For the period May 1, 1995 (effective date) to February 29, 1996.
++For the period September 10, 1991 (effective date) to February 29, 1992. 1Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or contingent deferred sales charge and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price, and capital gains at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, the sales charge on reinvested dividends were eliminated.
2The total return may differ from that reported in the Manager's Discussion due to differences between the net asset values quoted and the net asset values calculated for financial reporting purposes.
3During the periods indicated, Advisers agreed in advance to waive a portion of its management fees and to make payments of other expenses incurred by the fund listed below. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

                                                  Ratio of Expenses to
                                                   Average Net Assets
                                                      -------------
Franklin Kentucky Tax-Free Income Fund:
 1992++ ..........................................         .82*
 1993 ............................................         .81
 1994 ............................................         .71
 1995 ............................................         .80
 1996 ............................................         .82
 1996***..........................................         .81*


Franklin Tax-Free Trust #2 Semi-Annual Report 8/31/96.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This line graph shows the price fluctuation of the Bond Buyer Municipal Bond Index over a one-year period from 1/31/93 through 8/31/96.

Period Ending           Price
Sep-93        6.04%           5.47%
Oct-93        5.96%           5.48%
Nov-93        6.29%           5.65%
Dec-93        6.35%           5.52%
Jan-94        6.23%           5.45%
Feb-94        6.67%           5.77%
Mar-94        7.10%           6.36%
Apr-94        7.22%           6.37%
May-94        7.39%           6.40%
Jun-94        7.63%           6.47%
Jul-94        7.39%           6.33%
Aug-94        7.46%           6.36%
Sep-94        7.82%           6.58%
Oct-94        7.97%           6.85%
Nov-94        7.99%           7.16%
Dec-94        7.89%           6.92%
Jan-95        7.71%           6.66%
Feb-95        7.46%           6.42%
Mar-95        7.44%           6.37%
Apr-95        7.34%           6.35%
May-95        6.67%           6.10%
Jun-95        6.63%           6.28%
Jul-95        6.86%           6.19%
Aug-95        6.65%           6.11%
Sep-95        6.49%           6.07%
Oct-95        6.34%           5.91%
Nov-95        6.14%           5.74%
Dec-95        5.96%           5.56%
Jan-96        6.03%           5.57%
Feb-96        6.48%           5.71%
Mar-96        6.67%           5.96%
Apr-96        6.89%           6.05%
May-96        7.00%           6.09%
Jun-96        6.90%           6.01%
Jul-96        6.96%           5.98%
Aug-96        7.13%           6.02%


GRAPHIC MATERIAL (2)

This chart shows in pie chart format the income and capital appreciation of the Lehman Brothers 20-Year Municipal Bond Index for the 10-year period ended 8/31/96.

Income:  An Important Component of Total Return

Income                        90.83%
Capital Appreciation           9.17%

GRAPHIC MATERIAL (3)

This bar chart compares the dollar amount of new long-term municipal bond issuance from 1987 ($105 billion), 1988 ($118 billion), 1989 ($125 billion), 1990 ($128 billion), 1991 ($174 billion), 1992 ($235 billion), 1993 ($292 billion), 1994 ($164 billion), 1995 ($156 billion), and 1996 (105 billion).

GRAPHIC MATERIAL (4)

This bar chart shows that 37% insured municipal bonds and 63% non-insured municipal bonds were issued in 1994, 44% insured municipal bonds and 56% non-insured municipal bonds issued in 1995, and 48% insured municipal bonds and 52% non-insured municipal bonds issued in 1996.

GRAPHIC MATERIAL (5)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/96

AAA                                       64.2%
AA                                        3.5%
A                                         5.7%
BBB                                       26.6%

GRAPHIC MATERIAL (6)

This bar chart shows the comparison between the fund's distribution rate of 5.49% and the taxable equivalent distribution rate of 9.57%, for the Class I shares.

GRAPHIC MATERIAL (7)

This bar chart shows the comparison between the fund's distribution rate of 5.05% and the taxable equivalent distribution rate of 8.80%, for the Class II shares.

GRAPHIC MATERIAL (8)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/96

AAA                                       53.4%
AA                                        6.2%
A                                         9.8%
BBB                                       30.6%

GRAPHIC MATERIAL (9)

This bar chart shows the comparison between the fund's distribution rate of 5.72% and the taxable equivalent distribution rate of 9.47%, for the Class I shares.


GRAPHIC MATERIAL (10)

This bar chart shows the comparison between the fund's distribution rate of 5.24% and the taxable equivalent distribution rate of 8.68%, for the Class II shares.

GRAPHIC MATERIAL (11)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/96

AAA                                       62.1%
AA                                        18.4%
A                                         9.7%
BBB                                        9.8%

GRAPHIC MATERIAL (12)

This bar chart shows the comparison between the fund's distribution rate of 5.22% and the taxable equivalent distribution rate of 9.19%, for the Class I shares.

GRAPHIC MATERIAL (13)

This bar chart shows the comparison between the fund's distribution rate of 4.51% and the taxable equivalent distribution rate of 7.94%, for the Class II shares.

GRAPHIC MATERIAL (14)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/96

AAA                                       54.3%
AA                                        11.7%
A                                         17.0%
BBB                                       17.0%

GRAPHIC MATERIAL (15)

This bar chart shows the comparison between the fund's distribution rate of 5.43% and the taxable equivalent distribution rate of 9.56%.

GRAPHIC MATERIAL (16)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/96

AAA                                       56.0%
AA                                         2.7%
A                                         15.4%
BBB                                       15.1%
Below Investment Grade                    10.8%

GRAPHIC MATERIAL (17)

This bar chart shows the comparison between the fund's distribution rate of 5.57% and the taxable equivalent distribution rate of 9.81%, for the Class I shares.

GRAPHIC MATERIAL (18)

This bar chart shows the comparison between the fund's distribution rate of 5.22% and the taxable equivalent distribution rate of 9.19%, for the Class II shares.

GRAPHIC MATERIAL (19)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/96

AAA                                       47.7%
AA                                        17.1%
A                                         26.9%
BBB                                        8.3%

GRAPHIC MATERIAL (20)

This bar chart shows the comparison between the fund's distribution rate of 5.37% and the taxable equivalent distribution rate of 9.66%, for the Class I shares.

GRAPHIC MATERIAL (21)

This bar chart shows the comparison between the fund's distribution rate of 4.90% and the taxable equivalent distribution rate of 8.82%, for the Class II shares.

GRAPHIC MATERIAL (22)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/96

AAA                                       52.5%
AA                                        13.0%
A                                         11.0%
BBB                                       23.4%
Below Investment Grade                     0.1%

GRAPHIC MATERIAL (23)

This bar chart shows the comparison between the fund's distribution rate of 5.32% and the taxable equivalent distribution rate of 9.37%, for the Class I shares.

GRAPHIC MATERIAL (24)

This bar chart shows the comparison between the fund's distribution rate of 4.98% and the taxable equivalent distribution rate of 8.77%, for the Class II shares.

GRAPHIC MATERIAL (25)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/96

AAA                                       30.5%
AA                                        26.5%
A                                         32.0%
BBB                                       10.4%
Below Investment Grade                     0.6%

GRAPHIC MATERIAL (26)

This bar chart shows the comparison between the fund's distribution rate of 5.18% and the taxable equivalent distribution rate of 9.30%, for the Class I shares.

GRAPHIC MATERIAL (27)

This bar chart shows the comparison between the fund's distribution rate of 4.82% and the taxable equivalent distribution rate of 8.65%, for the Class II shares.

GRAPHIC MATERIAL (28)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/96

AAA                                       69.8%
AA                                        9.0%
A                                         7.3%
BBB                                       13.9%

GRAPHIC MATERIAL (29)

This bar chart shows the comparison between the fund's distribution rate of 5.63% and the taxable equivalent distribution rate of 9.32%, for the Class I shares.

GRAPHIC MATERIAL (30)

This bar chart shows the comparison between the fund's distribution rate of 5.20% and the taxable equivalent distribution rate of 8.61%, for the Class II shares.

GRAPHIC MATERIAL (31)

This chart shows in pie chart format the fund's securities quality breakdown, as a percentage of the fund's total net assets.

Quality Breakdown on 8/31/96

AAA                                       44.2%
AA                                        29.3%
A                                         18.3%
BBB                                        8.2%

GRAPHIC MATERIAL (32)

This bar chart shows the comparison between the fund's distribution rate of 5.40% and the taxable equivalent distribution rate of 9.49%, for the Class I shares.

GRAPHIC MATERIAL (33)

This bar chart shows the comparison between the fund's distribution rate of 4.99% and the taxable equivalent distribution rate of 8.77%, for the Class II shares.











MESSAGE FROM THE CHAIRMAN
Table of Contents                            Page
Message from the Chairman                              1
Special Feature:
Q&A with Tom Kenny                                     3
Special Feature:
Investment Strategy in Action
Denver Airport Bonds                                   8
Fund Reports
Franklin Arizona Tax-Free
Income Fund                                           10
Franklin Colorado Tax-Free
Income Fund                                           16
Franklin Connecticut Tax-Free
Income Fund                                           22
Franklin Indiana Tax-Free
Income Fund                                           28
Franklin Michigan Tax-Free
Income Fund                                           32
Franklin New Jersey Tax-Free
Income Fund                                           33
Franklin Oregon Tax-Free
Income Fund                                           39
Franklin Pennsylvania Tax-Free
Income Fund                                           45
Franklin Puerto Rico Tax-Free
Income Fund                                           51
Franklin Federal Intermediate-Term
Tax-Free Income Fund                                  57
Franklin High Yield Tax-Free
Income Fund                                           61
Statement of Investments                              67
Financial Statements                                 132

Notes to Financial Statements                        143

                                                           October 15, 1996

Dear Shareholder:

It's a pleasure to bring you the Franklin Tax-Free Trust's semi-annual report for the period ended August 31, 1996.

The reporting period might well be described as six months of frequent interest-rate fluctuations, as the 30-year U.S. Treasury bond bounced between 6.67% and 7.00%.* Some of this movement can be attributed to investors and economists who have overreacted to anticipated actions by the Federal Reserve Board (the Fed). Indeed, newspaper headlines in the last six months declared the economy was overheating one day and stalling the next -- all of which seems to suggest a slow growth trend.

Our Municipal Bond Department has recently been very active in sales of pre-refunded bonds. Generally, we look to sell these securities to preserve the share price of the fund. I encourage you to read the following interview with Tom Kenny, Director of Franklin Templeton's Municipal Bond Department, which discusses pre-refunded bonds in more detail.

*Source: Micropal.

We expect that the funds in the Franklin Tax-Free Trust should perform well if the economy maintains its relatively slow growth pattern. Although the economy appears stable at the moment, market uncertainties persist.

This uncertainty prompts us to continue to encourage individual investors to maintain a long-term perspective. It is prudent to periodically consult with your investment representative to ensure your investments match these goals. This long-term orientation will help minimize undue concern caused by short-term market volatility.

As a Franklin Templeton fund shareholder, you receive the benefits of professional management and dedicated service. Should you have any questions concerning the funds in the Franklin Tax-Free Trust, we would welcome the opportunity to answer them.

We appreciate your support, welcome new shareholders and look forward to serving your investment needs in the years ahead.

Sincerely,

Charles B. Johnson
Chairman
Franklin Tax-Free Trust

Glossary of Investment Terms

Call Protection: the length of time during which a bond cannot be redeemed by its issuer.

Coupon: the interest rate on a bond the issuer promises to pay to the holder until the bond matures.

Full Coupon Bond: a bond with a coupon rate that is near or above current market interest rates.

High Grade Bond/High Quality Bond: a bond rated AAA or AA by Standard & Poor's(R) or Moody's rating services.

Investment Grade Bond: a bond with a rating of AAA to BBB.

Pre-Refunded Bonds: a second bond is issued to pay off a first bond at the first call date.

Primary Market: the market for new issues of securities; a market is "primary" if the issuer of the securities receives the proceeds of the sale.

Secondary Market: a market where previously issued securities are bought and sold; the selling dealers and investors receive the proceeds, not the issuer.

Tax Loss Carryforward: a tax benefit that allows a company or individual to use past losses to reduce future tax liability.

Underwriter: an investment banker who agrees to purchase a new issue of securities from an issuer and distribute it to investors, making a profit on the underwriting spread.

Underwriting Spread: the difference between the amount paid to an issuer of securities in a primary distribution and the public offering price.

SPECIAL FEATURE: Q&A WITH TOM KENNY

Tom Kenny, director of Franklin's Municipal Bond Department, discusses several current topics, including interest rates and his outlook for the municipal bond market.


(PICTURE OMITTED)
Tom Kenny, Senior Vice President,
Director, Franklin Municipal
Bond Department

Tom, purchasing a municipal bond is considered a pretty safe investment. In the last few years, however, we've experienced incredible volatility in bond markets. Is this going to subside in the future, or is this the new way for bond markets?

It's an interesting observation and -- you're right -- the bond markets didn't seem to be as volatile a few years back. If you look at the recent bond market, say since 1992-1993, you'll see that we've had three consecutive years of 200 basis point swings in opposite directions (See Fig. 1). Historically, that level of volatility is unusual.

I think there are several reasons for the increased volatility. First, we need to look at the Federal Reserve Board. The Federal Reserve Board has been slow to adjust short-term rates in response to economic conditions, which has increased uncertainty and speculation within the fixed-income markets. Thus, market participants have reacted toward short-term economic data rather than focusing on the big picture. Since the Fed has not made frequent adjustments to short-term rates, the increased speculation has created a pendulum effect where the market tends to overreact in the adjustment of long-term rates.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

So the Federal Reserve Board's restraint has helped to cause some unpredictable market movement?

Just look at the number of times recently where market expectations of both growth and inflation have changed dramatically. Earlier this year, nine out of 10 economists said we were going to be in a recession by the end of the first quarter. Weeks later, they changed their outlook and expected growth at a 4%-5% annual rate with fears of an overheating economy. Just in the last few weeks, we've heard, "Well, maybe the economy is not growing that fast after all." So the market's become very short-term focused -- that's one reason we're seeing increased volatility.

Second, we are part of a much more global market today than ever before. Funds tend to flow very freely from market to market.

Third, we have seen an increased use of hedge funds, which often take large risks with speculative strategies. They've become very popular over the last two to three years. Hedge fund managers tend to be very short-term focused, trying to take advantage of undervalued situations. So they're in and out of markets very quickly.

Last, I think the creation and use of derivatives, where speculators can control huge amounts of bonds with very little capital at risk, has also caused some of this volatility.

The increased volatility will probably remain as long as these themes exist.

Have these factors affected your investment strategy?

We try to stay abreast of economic conditions and interest rates in general, but we don't try to second-guess the market in terms of the direction of rates, or alter our fundamental philosophy and strategy because of short-term economic changes.

Our approach is straightforward. With few exceptions, we seek credit safety and income. I don't think shareholders want the volatility that might be generated by chasing capital appreciation. If you look at the interest rate chart (Fig. 1) and think of the number of times you had to be right if you were speculating on the direction and absolute change in interest rates, you may have called one swing correctly; but if you missed the other leg of it, you may have given away everything you gained on the way up or down.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

We have a well-seasoned portfolio management team (the five senior portfolio managers have over 170 years of collective experience) that manages our funds for tax-free income. We believe that over the long term, income drives total return. Total return is important. But, how you achieve total return is even more important. Income has been responsible for more than 90% of the total return of municipal bonds over the last 10 years (Fig. 2), as measured by the unmanaged Lehman Brothers 20-year Municipal Bond Index.

So, by consistently investing for income, you should generate good total-return performance. We think our shareholders, particularly those in tax-free funds, are better served by using this consistent, long-term-oriented approach. It is what distinguishes Franklin from most of its peers.

We have seen more insured bonds, particularly in California. Is this a long-term industry trend?

I believe so, but it's more pronounced in California.

The national percentage of insured issues now coming to market is in the 54%-55% range. In California, it's a little bit ahead of that.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Why are there more insured issues now?

It's a function of a couple of things, I think. Supply is still relatively low when compared with 1992-1993, when we had record volume of long-term bonds coming to the market. Overall supply dropped more than 45% from 1993, into the $155-$160 billion range last year. This year, it's probably going to be up somewhat -- maybe in the 10%-15% range.

Since we haven't seen a heavy supply of bonds coming to market, some insurance companies have become very aggressive in trying to gain market share. They have the capital, the capacity, the staffing, and the willingness to price their premiums aggressively. As a result, it's been comparatively cheap for issuers to obtain insurance.

How much has pre-refunding influenced your investment strategy recently, and can you briefly describe what pre-refunding is?

A pre-refunded bond is one that will be paid off at its first call date, using the proceeds of a second bond carrying a lower interest rate. Let's say a municipality issues a bond paying 8% interest that will mature in 2025. Some time later, interest rates drop significantly, as they did in the late 1980s and in the 1992-1993 period, and comparable bonds are now paying, say, 6%. Naturally, the issuer would prefer to pay this new, lower rate on its debt, just as you or I would want to refinance our home mortgage.

One way issuers can reduce their borrowing expense is to refund higher-paying bonds before they mature. To raise money to refund the higher-rate bonds, they issue a second bond at the market's now, lower interest rate. The proceeds of the second bond are invested in U.S. Treasuries, set to mature at the original bond's first call date, which may be only five or six years away. The bond is then termed "pre-refunded" to the call date.

When the bond becomes pre-refunded, the price can rise dramatically -- providing an opportunity to sell it at a premium. Generally, a pre-refunded bond will maximize its value when there is approximately five years remaining to the call date.

That first bond sells at a premium now because it's backed by U.S. Treasuries and it's still paying the higher interest rate?

Yes -- in addition, it is now a bond with a much shorter maturity -- i.e., the call date versus the original maturity date.

What if you don't sell it?

Well, we know that in five years that bond will be called at 100%-102% of par. It's currently selling at a premium of, say, 115% of par. If we do nothing right now, the price of that bond will decline, from 115% of par to the call price, thereby eroding its value over the next five years. No matter what interest rates do, that bond price is going down.

Generally, when a bond hits the five-year mark, we look for an opportunity to sell it, capture the premium, then reinvest the proceeds in the current interest rate environment.

How does this benefit shareholders?

Shareholders can benefit in a couple of ways. We may purchase a new bond that can't be called for at least 10 years -- so we've extended our call protection. Also, if we can capture that premium, we can now buy 115% worth of new bonds at today's current interest rates. We've protected the fund's share value from eroding and also helped maintain the earning power of the fund over the long term.

(PICTURE OMITTED)

What sets your municipal bond department apart from others in the industry?

We use a very consistent, team-oriented approach to portfolio management. All of our managers are using the same consistent strategy in our efforts to meet the same overall investment objectives. Many times you'll see some other fund companies where each manager operates on his/her own strategy.

Also, we're one of the few companies that truly manages for income. We believe Franklin understands fixed-income and what investors look for.

Many of our competitors have come from an equity-oriented background and then added a fixed-income side in recent years to round out their product line. This perspective may not sound important, but we think it is. Some of our competitors compensate their portfolio managers on a total return-oriented basis each quarter. We don't.

Why not?

We believe if you're a fixed-income portfolio manager who is being compensated on quarterly total return, you're probably going to be more inclined to make short-term bets and take risks that you might not take otherwise. So your interests may not be clearly aligned with the shareholders' interests. It does really make a big difference.

Another thing that sets us apart is our research staff. Since we purchase over 95% of our portfolio holdings in the primary market, we spend a lot of time analyzing credits up front, such as performing site visits, addressing legal issues, and structuring issues to meet both our credit and portfolio requirements.

Tom, thanks for your time.

My pleasure.

INVESTMENT STRATEGY IN ACTION: DENVER AIRPORT BONDS

This special feature demonstrates the research efforts made by the Franklin Templeton Municipal Bond Department in selecting securities for our portfolios. Please note that we may not currently hold these securities in any portfolio.*

The Denver International Airport -- a massive construction project meant to replace an outdated Stapleton Airport -- became one of the nation's largest public works projects, bringing thousands of jobs to the Denver area to build the first new airport in the U.S. in 20 years. On the whole, we have been a supporter of this project since the beginning, feeling that it was needed and well-backed at the federal level. Between 1990 and 1994, we made five trips to visit the airport site and meet with the Denver Airport Authority.

Bonds for the Denver Airport Credit were originally issued in May of 1990. We did not purchase any during the initial release as we felt that the risk outweighed the benefits at that time. Patience worked in our favor: shortly after the original issue in May 1990, Continental Airlines -- one of the two main carriers based in Denver -- filed for bankruptcy. As a result, Denver Airport bonds deteriorated in price. At this point, we began to purchase in quantity, acquiring various bonds yielding at or above the 9% level -- approximately 2.0% to 2.5% above the high quality bond market. Since 1990, we've purchased approximately $320 million worth of Denver Airport bonds for several of our tax-free portfolios.

Demand for Denver Airport bonds cooled somewhat until late 1993, when several opening delays occurred and baggage system problems became apparent. These complications, coupled with a general bond market sell-off in early 1994, caused Denver Airport bond prices to plummet. At that time, the airport was substantially completed and we had an opportunity once again to purchase bonds at very attractive rates (yielding approximately 1.75% above high quality bonds).

*This information is reported to give investors an insight into our portfolio selection process. It is not intended to provide investment advice and the opinions expressed herein may change at any time, for example, in response to economic and market conditions.

In our opinion, August 1994 presented us with the last bargain opportunity for this project: the authority raised $250 million for additional pre-opening costs, including a new, standard baggage system. High quality bonds were yielding around 6.10%, and we were able to purchase Denver Airport bonds yielding 8.05%.

By the time the airport opened in February 1995, however, perceived credit quality had improved and yields on these bonds dropped dramatically, leaving an approximate .5% spread between them and high quality bonds. The last Denver airport issue came to market in November 1995, consisting of insured bonds yielding around 5.95%, roughly .20% above high quality bonds. We purchased these bonds for our Franklin Insured Tax-Free Income Fund.

We employ an investment strategy of buying what we believe are fundamentally solid investments during times of temporary weakness. This was the case with the Denver Airport bonds. We purchased these securities when they were out of favor with the market, based upon the airport's long-term fundamentals, and this decision has greatly benefited our funds. In fact, these bonds have been one of the best performers in the Franklin Colorado Tax-Free Income Fund's portfolio. And, throughout 1995, the Denver Airport bonds were upgraded by most rating agencies, and insurance companies have provided insurance for these bonds in the primary and secondary markets -- a strong show of confidence in the airport's ability to repay its long-term debt.

FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your Fund's Objective
Seeks to provide high current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of Arizona municipal bonds.*

State Update Municipal bond supply in Arizona reached $1.33 billion in the first half of 1996 -- keeping pace with the flow of new issues in 1995. Supply for the remainder of the year is expected to remain low, making Arizona municipal bonds attractive investments.

About 45% of the Arizona bonds that came to market so far this year had bond insurance. Decreased yield spreads between higher quality and lower-rated municipal securities have made AAA-rated bonds more attractive. This trend toward high quality bonds is apparent in your fund, where over 55% of the portfolio was rated AAA on August 31, 1996, and 40% of those were insured.

Portfolio Notes
Over the past two years, we have worked to decrease the portfolio's exposure to pre-refunded bonds -- which made up as much as 40% of total long-term investments during 1994.** We invested the proceeds of these sales in full coupon bonds offering better call protection.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. **Please see page 6 of this report for more information on pre-refunded bonds.

During the six-month reporting period, we reached our goal of reducing the amount of pre-refunded bonds, and feel comfortable with the portfolio's 14.7% exposure on August 31, 1996.

This strategy, while potentially beneficial in the long run, had a couple of short-term drawbacks. In mid-1995, we depleted our tax-loss carryforwards and paid a capital gain of approximately 12 cents ($0.12) per share in December 1995. Further reduction in our pre-refunded exposure has led to another capital gain distribution of 2.58 cents ($0.0258) per share, payable in August 1996. If market conditions remain the same, a final capital gain distribution may be necessary in October 1996.

The fund's earnings have also been impacted by our strategy to reduce our pre-refunded exposure. When we first started selling pre-refunded bonds in mid-1994, the average coupon in the portfolio was relatively high -- around 6.80%. That rate has decreased from 6.61% on February 29, 1996, to 6.54% on August 31, 1996. As a result, the monthly dividend will be reduced from 5.4 cents ($0.054) to 5.2 cents ($0.052) per share for Class I shares and from 4.77 cents ($0.0477) to 4.57 cents ($0.0457) per share for Class II shares, effective with the September 1996 distribution. We feel this prudent measure now should benefit the fund over the long term.


   Franklin Arizona Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments
                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Utilities                                          34.9%
   Pre-Refunded                                       14.7%
   Education                                          10.6%
   Hospitals                                          10.0%
   Transportation                                      7.8%
   Other Revenue                                       7.7%
   Housing                                             5.6%
   General Obligations                                 3.7%
   Certificates of Participation                       2.8%
   Miscellaneous                                       1.0%
   Industrial                                          0.8%
   Sales Tax                                           0.4%

For a complete list of portfolio holdings, please see page 67 of this report.

Performance Summary

Class I
The Franklin Arizona Tax-Free Income Fund's share price, as measured by net asset value, declined 26 cents from $11.34 on February 29, 1996, to $11.08 on August 31, 1996.

In addition to the dividend income distributed during the reporting period, the fund's shares also distributed a long-term capital gain in the amount of 2.58 cents ($0.0258) per share in August 1996.

At the end of this reporting period, the fund's distribution rate was 5.39%, based on an annualization of the

   Franklin Arizona Tax-Free Income Fund
   Class I
   Dividend Distributions 3/1/96 - 8/31/96+
                                                Dividend
   Month                                        per Share
   March                                        5.4 cents
   April                                        5.4 cents
   May\                                         5.4 cents
   June                                         5.4 cents
   July                                         5.4 cents
   August                                       5.4 cents++
   Total                                       32.4 cents

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

current monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $11.57 on August 31, 1996. This tax-free rate is generally higher than the after tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arizona personal income tax bracket of 43.0% would need to earn 9.45% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

++Due to reduced income earned by the fund, the monthly dividend was adjusted from 5.4 cents ($0.054) to 5.2 cents ($0.052) per share on August 22, 1996. The 8/31/96 distribution has been calculated using the new dividend.

Franklin Arizona Tax-Free Income Fund - Class I
Periods ended August 31, 1996

                                                                       Since
                                                                      Inception
                                                  1-Year    5-Year    (9/1/87)
Cumulative Total Return1                           4.98%    40.91%     96.02%
Average Annual Total Return2                       0.54%     6.18%      7.24%
Distribution Rate3                       5.39%
Taxable Equivalent Distribution Rate4    9.45%
30-Day Standardized Yield5               4.77%
Taxable Equivalent Yield4                8.37%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $11.57 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Arizona personal income tax rate of 43.0%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The Franklin Arizona Tax-Free Income Fund's Class I shares paid per share distributions derived from long-term capital gains of 2.58 cents ($0.0258) per share in August 1996. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.


Class II

The Franklin Arizona Tax-Free Income Fund's share price, as measured by net asset value, declined 25 cents from $11.38 on February 29, 1996, to $11.13 on August 31, 1996.

Due to reduced income earned by the fund, it was necessary to adjust the fund's monthly dividend to 4.77 cents ($0.0477) from 4.85 cents ($0.0485) per share, effective with the July distribution. In addition to the dividend income distributed during the reporting period, the fund's shares also distributed a long-term capital gain in the amount of 2.58 cents ($0.0258) per share in August 1996.

At the end of this reporting period, the distribution rate was 4.88%, based on an annualization of the current

   Franklin Arizona Tax-Free Income Fund
   Class II
   Dividend Distributions 3/1/96 - 8/31/96+
                                                Dividend
   Month                                        per Share
   March                                      5.07 cents++
   April                                      4.85 cents
   May                                        4.85 cents
   June                                       4.85 cents
   July                                       4.77 cents
   August                                     4.77 cents+++
   Total                                     29.16 cents

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

monthly dividend of 4.57 cents ($0.0457) per share and the offering price of $11.24 on August 31, 1996. This tax-free rate is generally higher than the after tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arizona personal income tax bracket of 43.0% would need to earn 8.56% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

++The March dividend includes both a regular dividend of 4.84 cents ($0.0484) per share, which increased from 4.80 cents, and an adjustment of +.23 cents to reconcile the 12b-1 fee differential between Class I and Class II shares.

+++Due to reduced income earned by the fund, the monthly dividend was adjusted from 4.77 cents ($0.0477) to 4.57 cents ($0.0457) per share on August 22, 1996.
The 8/31/96 distribution rate has been calculated using the new dividend.

Franklin Arizona Tax-Free Income Fund - Class II
Periods ended August 31, 1996

                                                                   Since
                                                                  Inception
                                                        1-Year    (5/1/95)
Cumulative Total Return1                                 4.43%      8.09%
Average Annual Total Return2                             2.45%      4.48%
Distribution Rate3                             4.88%
Taxable Equivalent Distribution Rate4          8.56%
30-Day Standardized Yield5                     4.35%
Taxable Equivalent Yield4                      7.63%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the 1.0% initial sales charge and the 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% CDSC, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.57 cent per share monthly dividend and the offering price of $11.24 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Arizona personal income tax rate of 43.0%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The Franklin Arizona Tax-Free Income Fund's Class II shares paid per share distributions derived from long-term capital gains of 2.58 cents ($0.0258) per share in August 1996. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

FRANKLIN COLORADO TAX-FREE INCOME FUND

Your Fund's Objective
Seeks to provide high current income exempt from regular federal and Colorado state personal income taxes through a portfolio consisting primarily of Colorado municipal bonds.*

State Update

Municipal supply in Colorado was $1.422 billion for the first half of 1996, which is 53% of what was issued for all of 1995, and supply for the remainder of the calendar year is expected to remain low. This should make the state's municipal bonds attractive investments as demand should exceed supply, increasing the value of the securities.

Portfolio Notes

In the first six months of 1996, about 48% of Colorado municipal bonds that came to market were insured. We find insured bonds attractive because of the narrow yield spreads between them and lower-rated issues. On August 31, 1996, 58% of the portfolio was invested in AAA-rated bonds, and 42% of those were insured.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

During the six-month reporting period, we participated in several primary market issues. Some of the more attractive opportunities were smaller deals offered by regional underwriters such as the Colorado Mountain College Residence Hall Authority and Pueblo, Colorado general obligation bonds. We also participated in the largest Colorado issue to come to market in 1996: the Denver International Airport Refunding, which was insured by the Municipal Bond Insurance Association
(MBIA). These bonds have been some of the best performers in the municipal market. (For more information on Denver International Airport bond issuance, please see Investment Strategy in Action on page 8 of this report.)

   Franklin Colorado Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Pre-Refunded                                      16.6%
   Hospitals                                         16.3%
   Housing                                           13.2%
   Transportation                                    11.2%
   Education                                         10.5%
   Utilities                                          8.2%
   Health Care                                        6.5%
   Sales Tax                                          5.2%
   General Obligations                                4.6%
   Certificates of Participation                      4.3%
   Industrial                                         2.0%
   Tax Allocation                                     0.8%
   Other Revenue                                      0.6%

For a complete list of portfolio holdings, please see page 74 of this report.

Performance Summary

Class I
The Franklin Colorado Tax-Free Income Fund's share price, as measured by net asset value, declined 24 cents from $11.84 on February 29, 1996, to $11.60 on August 31, 1996.

At the end of the reporting period, the fund's distribution rate was 5.45%, based on an annualization of the current monthly dividend of 5.5 cents ($0.055) per share and the maximum offering price of $12.11 on August 31, 1996. This tax-free rate is generally higher


   Franklin Colorado Tax-Free Income Fund
   Class I
   Dividend Distributions 3/1/96 - 8/31/96+
                                                 Dividend
   Month                                         per Share
   March                                        5.5 cents
   April                                        5.5 cents
   May                                          5.5 cents
   June                                         5.5 cents
   July                                         5.5 cents
   August                                       5.5 cents
   Total                                       33.0 cents

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Colorado personal income tax bracket of 42.6% would need to earn 9.50% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

Franklin Colorado Tax-Free Income Fund - Class I
Periods ended August 31, 1996

                                                                      Since
                                                                     Inception
                                                 1-Year    5-Year    (9/1/87)
Cumulative Total Return1                          5.50%    43.47%      100.97%
Average Annual Total Return2                      0.98%     6.56%        7.54%
Distribution Rate3                      5.45%
Taxable Equivalent Distribution Rate4   9.50%
30-Day Standardized Yield5              4.84%
Taxable Equivalent Yield4               8.43%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.5 cent per share monthly dividend and the maximum offering price of $12.11 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Colorado personal income tax rate of 42.6%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Class II

The Franklin Colorado Tax-Free Income Fund's share price, as measured by net asset value, declined 23 cents from $11.87 on February 29, 1996, to $11.64 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.12%, based on an annualization of the current monthly dividend of 5.02 cents ($0.0502) per share and the offering price of $11.76 on August 31, 1996. This tax-free rate is generally higher than the


   Franklin Colorado Tax-Free Income Fund
   Class II
   Dividend Distributions 3/1/96 - 8/31/96+
                                                Dividend
   Month                                        per Share
   March                                       4.94 cents++
   April                                       4.93 cents
   May                                         4.93 cents
   June                                        4.93 cents
   July                                        5.02 cents
   August                                      5.02 cents
   Total                                      29.77 cents

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

after tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Colorado personal income tax bracket of 42.6% would need to earn 8.92% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

++The March dividend includes both a regular dividend of 4.93 cents per share, which increased from 4.90 cents, and an adjustment of +.01 cents per share to reconcile the 12b-1 differential between Class I and Class II shares.

Franklin Colorado Tax-Free Income Fund - Class II
Periods ended August 31, 1996

                                                                    Since
                                                                   Inception
                                                         1-Year    (5/1/95)
Cumulative Total Return1                                  5.06%      9.07%
Average Annual Total Return2                              3.00%      5.14%

Distribution Rate3                              5.12%
Taxable Equivalent Distribution Rate4           8.92%
30-Day Standardized Yield5                      4.43%
Taxable Equivalent Yield4                       7.72%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the 1.0% initial sales charge and the 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% CDSC, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 5.02 cent per share monthly dividend and the offering price of $11.76 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Colorado personal income tax rate of 42.6%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your Fund's Objective
Seeks to provide high current income exempt from regular federal and Connecticut state personal income taxes through a portfolio consisting primarily of Connecticut municipal bonds.*

State Update

Connecticut's economy continues to improve. Unemployment dipped to 4.7% in December 1995 -- the first time in six years it has been under 5% -- and the state produced a $224 million budget surplus where a deficit had been expected. Personal income tax receipts have also improved.**

Portfolio Notes
Throughout this reporting period, fluctuating interest rates directly affected the securities in which your fund invests. In fact, Connecticut's municipal market has followed an erratic path since February 29, 1996, as reflected by your fund's Class I net asset value share price. It declined approximately 2.6% from $10.96 on February 29, 1996, to $10.67 in early June 1996.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The risks of investing in a non-diversified fund, such as increased susceptibility to adverse economic or regulatory developments, are described in the fund's prospectus.
**Moody's Recap (8/19/96) State of Connecticut. Fitch: State of
Connecticut, 4/16/96.

Following a few more zigs and zags, the NAV price closed the reporting period at $10.80.

We used the market's volatility to the fund's advantage. When the market declined through early June, yield spreads between higher-rated and lower-rated bonds widened. Accordingly, we sold lower coupon, higher rated bonds and purchased some "aa" and "a," but mostly "baa" rated bonds with a meaningful increase in current yield. We felt we could improve our yield without taking on substantially more risk, and this has worked well.


   Franklin Connecticut Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments
                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Housing                                         23.5%
   Education                                       15.5%
   General Obligations                             15.1%
   Pre-Refunded                                    13.5%
   Hospitals                                       13.0%
   Utilities                                       12.3%
   Health Care                                      3.8%
   Transportation                                   2.0%
   Industrial                                       1.3%

For a complete list of portfolio holdings, please see page 78 of this report.

Performance Summary

Class I
The Franklin Connecticut Tax-Free Income Fund's share price, as measured by net asset value, declined 16 cents from $10.96 on February 29, 1996, to $10.80 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.53%, based on an annualization of the current monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $11.28 on August 31, 1996. This tax-free rate is generally higher


   Franklin Connecticut Tax-Free Income Fund
   Class I
   Dividend Distributions 3/1/96 - 8/31/96+
                                                 Dividend
   Month                                         per Share
   March                                        5.2 cents
   April                                        5.2 cents
   May                                          5.2 cents
   June                                         5.2 cents
   July                                         5.2 cents
   August                                       5.2 cents
   Total                                       31.2 cents

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

than the after tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Connecticut personal income tax bracket of 42.3% would need to earn 9.59% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

Franklin Connecticut Tax-Free Income Fund - Class I

Periods ended August 31, 1996

                                                                      Since
                                                                     Inception
                                                 1-Year    5-Year    (10/3/88)
Cumulative Total Return1                          5.73%     39.16%     71.45%
Average Annual Total Return2            1.23%     5.91%      6.47%
Distribution Rate3                      5.53%
Taxable Equivalent Distribution Rate4   9.59%
30-Day Standardized Yield5              4.82%
Taxable Equivalent Yield4               8.36%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $11.28 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Connecticut personal income tax rate of 42.3%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Class II

The Franklin Connecticut Tax-Free Income Fund's share price, as measured by net asset value, declined 15 cents from $10.97 on February 29, 1996, to $10.82 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.24%, based on an annualization of the current monthly dividend of 4.77 cents ($0.0477) per share and the offering price of $10.93 on August 31, 1996. This tax-free rate is generally higher than the


   Franklin Connecticut Tax-Free Income Fund
   Class II
   Dividend Distributions 3/1/96 - 8/31/96+
                                                Dividend
   Month                                        per Share
   March                                       5.23 cents++
   April                                       4.67 cents
   May                                         4.67 cents
   June                                        4.67 cents
   July                                        4.77 cents
   August                                      4.77 cents
   Total                                      28.78 cents

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT

after tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Connecticut personal income tax bracket of 42.3% would need to earn 9.08% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.
++The March dividend includes both a regular dividend of 4.67 cents ($0.0467) per share and an adjustment of +.56 cents to reconcile the 12b-1 fee differential between Class I and Class II shares.

Franklin Connecticut Tax-Free Income Fund - Class II
Periods ended August 31, 1996

                                                                        Since
                                                                      Inception
                                                             1-Year    (5/1/95)
Cumulative Total Return1                                      5.07%      8.65%
Average Annual Total Return2                                  3.03%      4.85%
Distribution Rate3                                  5.24%
Taxable Equivalent Distribution Rate4               9.08%
30-Day Standardized Yield5                          4.40%
Taxable Equivalent Yield4                           7.63%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the 1.0% initial sales charge and the 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% CDSC, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.77 cent per share monthly dividend and the offering price of $10.93 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Connecticut personal income tax rate of 42.3%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN INDIANA TAX-FREE INCOME FUND

Your Fund's Objective
Seeks to provide high current income exempt from regular federal and Indiana state personal income taxes through a portfolio consisting primarily of Indiana municipal bonds.*

State Update

Indiana's economy is anticipated to expand steadily through the end of the century, with riverboat gambling activity expected to boost growth over the next two years. In addition, compared with its neighboring manufacturing states, Indiana provides the advantage of low overhead costs for businesses. Coupled with other generous incentives, this should enable the state to attract companies on the move.

Portfolio Notes
The structure and make-up of the fund changed very little over the six-month reporting period. The fund's total net assets increased only 1.6%, from $48.9

GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

million on February 29, 1996, to $49.7 million on August 31, 1996. Over 45% of the portfolio's total long-term investments were rated AAA on August 31, 1996, and purchases made over the reporting period were concentrated in essential-use education bonds. This sector increased from 14.7% to 17.2% of the fund's investments over the six-month period. We participated in issues offered by the New Prairie School District and the Indiana State Local Improvement Bond Banks.

These purchases were funded by the sale of prerefunded bonds. As a result, the fund's exposure to pre-refunded securities declined over the reporting period, from 19.3% to 16.2% of total long-term investments. (Please see page 6 of this report for more information on pre-refunded bonds.)


   Franklin Indiana Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments
                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Hospitals                                       22.1%
   Education                                       17.2%
   Pre-Refunded                                    16.2%
   Other Revenue                                   13.6%
   Utilities                                       11.1%
   Industrial                                       7.7%
   Certificates of Participation                    5.5%
   Housing                                          3.3%
   Transportation                                   3.2%
   Tax Assessment Bonds                             0.1%

For a complete list of portfolio holdings, please see page 81 of this report.

Performance Summary

The Franklin Indiana Tax-Free Income Fund's share price, as measured by net asset value, declined 22 cents from $11.76 on February 29, 1996, to $11.54 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.48%, based on an annualization of the current monthly dividend of 5.5 cents ($0.055) per share and the maximum offering price of $12.05 on August 31, 1996. This tax-free rate is generally higher


   Franklin Indiana Tax-Free Income Fund
   Dividend Distributions 3/1/96 - 8/31/96+

                                                 Dividend
   Month                                         per Share
   March                                            5.5 cents
   April                                            5.5 cents
   May                                              5.5 cents
   June                                             5.5 cents
   July                                             5.5 cents
   August                                           5.5 cents
   Total                                           33.0 cents

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT

than the after tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Indiana personal income tax bracket of 41.7% would need to earn 9.39% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

Franklin Indiana Tax-Free Income Fund
Periods ended August 31, 1996

                                                                       Since
                                                                     Inception
                                                 1-Year    5-Year    (9/1/87)
Cumulative Total Return1                          5.24%     41.54%     101.64%
Average Annual Total Return2                      0.81%      6.26%       7.57%
Distribution Rate3                       5.48%
Taxable Equivalent Distribution Rate4    9.39%
30-Day Standardized Yield5               4.81%
Taxable Equivalent Yield4                8.24%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.5 cent per share monthly dividend and the maximum offering price of $12.05 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Indiana personal income tax rate of 41.7%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.

All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results. Past expense reductions by the fund's manager increased the fund's total returns.

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Your Fund's Objective
Seeks to provide high current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of Michigan municipal bonds.*

The Franklin Michigan Tax-Free Income Fund commenced operations on July 1, 1996, with $2.2 million in total net assets. Since then, we have invested the money and total assets under management grew approximately 18% by August 31, 1996. Over the abbreviated two-month reporting period, your fund's share price, as measured by net asset value, increased from $10.00 at inception to $10.08 on August 31, 1996.

Some of the most attractive deals in the Michigan primary municipal market since July came in the form of insured school district bonds. With a plentiful supply to choose from, we purchased securities in Grosse Isle, Huron Valley, Allegan and Caledonia school districts. Additionally, we purchased two insured hospital deals in the primary market: Kalamazoo Hospital Finance Authority (Borgess Medical Center) and Michigan State Hospital Finance Authority (Sparrow Obligated Group).

The Michigan secondary market also offered some good deals. We acquired Gogebic-Iron Wastewater Authority 6.05% (due 1/1/25) and Michigan State Housing SFMR - AMT 6.20% (due 6/1/27).

The fund is off to a good start. By being fully invested, we are in a good position to sell our highly liquid insured securities and purchase bonds with higher yields as they become available.

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your Fund's Objective
Seeks to provide high current income exempt from regular federal and New Jersey state personal income taxes through a portfolio consisting primarily of New Jersey municipal bonds.*

State Update

Funding the Charity Care Program was a topic that New Jersey had to address in the first quarter of 1996. The fund had exhausted its assets at the end of fiscal year 1995, and no provisions were made to replenish it. This lack of funding created additional pressures on hospitals that are dependent on the subsidies. The state finally came to a decision in the second quarter of 1996, allocating assets to fund the program for two more years -- $310 million will be distributed in 1996 and $300 million in 1997. However, as New Jersey approaches 1997, a new resolution must be sought to prevent a repeat of this problem in 1998.

GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
The fund seeks to comply with New Jersey requirements for the pass-through of tax-exempt income dividends.

Portfolio Notes
New Jersey's flow control debate -- an on-going dispute as to where haulers may dispose of their waste -- is finally resolved. The situation drew to a conclusion when, on July 15, 1996, the U.S. District Court in Camden ruled the state-imposed flow control mandate to be unconstitutional. The impact of the flow control decision on the Franklin New Jersey Tax-Free Income Fund is minimal. Bonds related to flow control projects had prevously been downgraded by a national ratings agency and we elected to keep the portfolio's exposure to these bonds at a minimum. Total portfolio holdings in this area were less than 1.5% on August 31, 1996.

   Franklin New Jersey Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments
                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Utilities                                       19.5%
   Hospitals                                       16.0%
   Transportation                                  13.8%
   Housing                                         11.7%
   Education                                       10.8%
   Pre-Refunded                                    10.5%
   Other Revenue                                    7.2%
   Certificates of Participation                    4.1%
   Industrial                                       2.9%
   Health Care                                      2.3%
   General Obligations                              1.2%

For a complete list of portfolio holdings, please see page 85 of this report.

Performance Summary

Class I
The Franklin New Jersey Tax-Free Income Fund's share price, as measured by net asset value, declined 26 cents from $11.68 on February 29, 1996, to $11.42 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.43%, based on an annualization of the current monthly dividend of 5.4 cents ($0.054) per share and the maximum offering price of $11.93 on August 31, 1996. This tax-free rate is generally

   Franklin New Jersey Tax-Free Income Fund
   Class I
   Dividend Distributions 3/1/96 - 8/31/96+
                                                 Dividend
   Month                                         per Share
   March                                        5.3 cents
   April                                        5.3 cents
   May                                          5.4 cents
   June                                         5.4 cents
   July                                         5.4 cents
   August                                       5.4 cents
   Total                                       32.2 cents

GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT

higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and New Jersey personal income tax bracket of 43.4% would need to earn 9.60% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

Franklin New Jersey Tax-Free Income Fund - Class I
Periods ended August 31, 1996

                                                                      Since
                                                                     Inception
                                                 1-Year    5-Year    (5/12/88)
Cumulative Total Return1                          4.92%     38.71%     89.10%
Average Annual Total Return2                      0.46%      5.84%      7.41%
Distribution Rate3                      5.43%
Taxable Equivalent Distribution Rate4   9.60%
30-Day Standardized Yield5              4.89%
Taxable Equivalent Yield4               8.65%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.4 cent per share monthly dividend and the maximum offering price of $11.93 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and New Jersey personal income tax rate of 43.4%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Class II

The Franklin New Jersey Tax-Free Income Fund's share price, as measured by net asset value, declined 26 cents from $11.72 on February 29, 1996, to $11.46 on August 31, 1996.

Due to increased income earned by the fund, we were able to increase the monthly dividend twice over the six-month reporting period: from 4.73 cents to 4.84 cents per share with the May dividend; and to 4.94 cents per share with the July dividend. Please remember that past performance is not predictive of future results.

   Franklin New Jersey Tax-Free Income Fund
   Class II
   Dividend Distributions 3/01/96 - 8/31/96+
                                                Dividend
   Month                                        per Share
   March                                       4.90 cents++
   April                                       4.74 cents
   May                                         4.84 cents
   June                                        4.84 cents
   July                                        4.94 cents
   August                                      4.94 cents
   Total                                      29.20 cents

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT

At the end of this reporting period, the fund's distribution rate was 5.12%, based on an annualization of the current monthly dividend of 4.94 cents ($0.0494) per share and the offering price of $11.58 on August 31, 1996. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and New Jersey personal income tax bracket of 43.4% would need to earn 9.05% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.
++The March dividend includes both a regular dividend of 4.73 cents, which increased from 4.70 cents, and an adjustment of +.17 cents to reconcile the 12b-1 fee differential between Class I and Class II shares.

Franklin New Jersey Tax-Free Income Fund - Class II
Periods ended August 31, 1996

                                                              Since
                                                             Inception
                                                   1-Year    (5/1/95)
Cumulative Total Return1                             4.41%      8.19%
Average Annual Total Return2                         2.35%      4.56%
Distribution Rate3                         5.12%
Taxable Equivalent Distribution Rate4      9.05%
30-Day Standardized Yield5                 4.45%
Taxable Equivalent Yield4                  7.87%


1. Cumulative total return measures the change in value of an investment over the period indicated and does not include the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the period indicated and includes the 1.0% initial sales charge and 1.0% CDSC, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the 4.94 cent per share monthly dividend and the offering price of $11.58 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and New Jersey personal income tax rate of 43.4%, based on the federal income tax rate 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN OREGON TAX-FREE INCOME FUND

Your Fund's Objective
Seeks to provide high current income exempt from regular federal and Oregon state personal income taxes through a portfolio consisting primarily of Oregon municipal bonds.*

State Update

With the solid growth of the last few years, Oregon continues to diversify away from economic dependence on the timber industry. Affordable land, a skilled labor force and ample water availability have prompted a number of high technology and computer chip companies to relocate to the state. As a result, nonagricultural employment increased 4.3% in 1995, with 369,000 jobs in the service sector accounting for 25.9% of total nonagricultural employment. The lumber sector is still significant at 4% of total state employment, but it has been declining (down 2.2% in 1995) and is likely to continue this trend in the years ahead.

As Oregon's economic base moves toward other employment sectors, income in the state has increased faster than the national average. Unemployment, below the national average, was estimated at 4.9% in February 1996. Rural regions such as south central Oregon have not experienced the growth and economic expansion that occurred in the state's metropolitan regions and tend to have higher unemployment rates (roughly 8%).**

GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. **Standard & Poor's Creditweek Municipal: May 20, 1996.

Portfolio Notes
Throughout the period, we looked for opportunities to sell lower coupon positions and add issues with higher coupons. While these trades may cause a slight decrease in credit quality rating, they are usually done at similar dollar prices. In this way, we are striving to increase the tax-free return to our investors while remaining mindful of maintaining overall portfolio quality. We feel this affords our investors high income while maintaining a relatively stable share value.

   Franklin Oregon Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments
                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Hospitals                                       17.4%
   Utilities                                       14.6%
   Pre-Refunded                                    13.8%
   Housing                                         13.6%
   General Obligations                             10.3%
   Education                                        9.8%
   Industrial                                       8.4%
   Transportation                                   6.7%
   Certificates of Participation                    2.7%
   Other Revenue                                    1.5%
   Health Care                                      1.2%

For a complete list of portfolio holdings, please see page 90 of this report.

Performance Summary

Class I
The Franklin Oregon Tax-Free Income Fund's share price, as measured by net asset value, declined 21 cents from $11.60 on February 29, 1996, to $11.39 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.24%, based on an annualization of the current monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $11.90 on August 31, 1996. This tax-free rate is generally higher


   Franklin Oregon Tax-Free Income Fund
   Class I
   Dividend Distributions 3/1/96 - 8/31/96+
                                                 Dividend
   Month                                         per Share
   March                                        5.2 cents
   April                                        5.2 cents
   May                                          5.2 cents
   June                                         5.2 cents
   July                                         5.2 cents
   August                                       5.2 cents
   Total                                       31.2 cents

GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT

than the after tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Oregon personal income tax bracket of 45.0% would need to earn 9.53% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

Franklin Oregon Tax-Free Income Fund - Class I
Periods ended August 31, 1996

                                                                       Since
                                                                      Inception
                                                  1-Year    5-Year    (9/1/87)
Cumulative Total Return1                           5.08%     38.81%     90.16%
Average Annual Total Return2             0.59%     5.86%      6.88%
Distribution Rate3                       5.24%
Taxable Equivalent Distribution Rate4    9.53%
30-Day Standardized Yield5               4.75%
Taxable Equivalent Yield4                8.64%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.2 cent per share monthly dividend and the maximum offering price of $11.90 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Oregon personal income tax rate of 45.0%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Class II

The Franklin Oregon Tax-Free Income Fund's share price, as measured by net asset value, declined 21 cents from $11.65 on February 29, 1996, to $11.44 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 4.86%, based on an annualization of the current monthly dividend of 4.68 cents ($0.0468) per share and the offering price of $11.56 on August 31, 1996. This tax-free rate is generally higher than the

   Franklin Oregon Tax-Free Income Fund
   Class II
   Dividend Distributions 3/1/96 - 8/31/96+
                                                Dividend
   Month                                        per Share
   March                                       4.98 cents++
   April                                       4.64 cents
   May                                         4.64 cents
   June                                        4.64 cents
   July                                        4.68 cents
   August                                      4.68 cents
   Total                                      28.26 cents

GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT

after tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Oregon personal income tax bracket of 45.0% would need to earn 8.84% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.
++The March dividend includes both a regular dividend of 4.63 cents ($0.0463) per share, which increased from 4.60 cents, and an adjustment of +.35 cents to reconcile the fee differential between Class I and Class II shares.

Franklin Oregon Tax-Free Income Fund - Class II
Periods ended August 31, 1996
                                                                Since
                                                               Inception
                                                     1-Year    (5/1/95)
Cumulative Total Return1                               4.57%      8.44%
Average Annual Total Return2                           2.50%      4.74%
Distribution Rate3                           4.86%
Taxable Equivalent Distribution Rate4        8.84%
30-Day Standardized Yield5                   4.31%
Taxable Equivalent Yield4                    7.84%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the 1.0% initial sales charge and the 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% CDSC, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.68 cent per share monthly dividend and the offering price of $11.56 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Oregon personal income tax rate of 45.0%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your Fund's Objective
Seeks to provide high current income exempt from regular federal and Pennsylvania state personal income taxes through a portfolio consisting primarily of Pennsylvania municipal bonds.* The fund's shares are also free from Pennsylvania personal property taxes. State Update While Pennsylvania issued a sizable amount of debt in the 1990s, overall debt has remained manageable, demonstrating an ability to control spending. Fiscal year 1995 revenues were 2.9% above the original budget estimates, while spending was only 5% above 1994's level, which is in line with growth for the previous two years. Spending in 1996 is expected to increase by 2.7% over 1995, a lower rate of growth than the last three years. **

Portfolio Notes
The education sector issued the state's largest amount of bonds. We were able to maintain holdings in this area (8.8% of total long-term investments on August 31, 1996). Many of the purchases in this sector were insured and, therefore, received AAA ratings by both

GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. **Source: Moody's Credit Report.

Moody's and Standard & Poor's(R). The two largest additions to the portfolio came from the Pennsylvania Higher Education Facilities Authority Health Services (for the University of Pennsylvania) and the Allegheny Delaware Valley Obligated Group.

At the end of the second quarter of 1996, the fixed-income market improved and interest rates declined. As a result, some municipal issuers refinanced their outstanding debt and reduced their carrying costs. This helped your fund as some of the bonds in the portfolio were pre-refunded by the new issues. (Please see page 6 of this report for more information on pre-refunding.)


   Franklin Pennsylvania Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments

                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Pre-Refunded                                    23.3%
   Utilities                                       22.2%
   Hospitals                                       16.9%
   Housing                                         11.9%
   Education                                        8.8%
   Other Revenue                                    4.1%
   General Obligations                              3.9%
   Industrial                                       3.8%
   Transportation                                   3.8%
   Health Care                                      1.3%

For a complete list of portfolio holdings, please see page 95 of this report.

Performance Summary

Class I
The Franklin Pennsylvania Tax-Free Income Fund's share price, as measured by net asset value, declined 21 cents from $10.44 on February 29, 1996, to $10.23 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.62%, based on an annualization of the current monthly dividend of 5.0 cents ($0.050) per share and the maximum offering price of $10.68 on August 31, 1996. This tax-free rate is generally higher


   Franklin Pennsylvania Tax-Free Income Fund
   Class I
   Dividend Distributions 3/1/96 - 8/31/96+
                                                 Dividend
   Month                                         per Share
   March                                        5.2 cents
   April                                        5.2 cents
   May                                          5.2 cents
   June                                         5.0 cents
   July                                         5.0 cents
   August                                       5.0 cents
   Total                                       30.6 cents

GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT

than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Pennsylvania personal income tax bracket of 41.3% would need to earn 9.57% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

Franklin Pennsylvania Tax-Free Income Fund - Class I

Periods ended August 31, 1996

                                                                       Since
                                                                      Inception
                                                  1-Year    5-Year    (12/1/86)
Cumulative Total Return1                           5.19%     43.46%     94.30%
Average Annual Total Return2                       0.70%      6.56%      6.57%
Distribution Rate3                       5.62%
Taxable Equivalent Distribution Rate4    9.57%
30-Day Standardized Yield5               4.93%
Taxable Equivalent Yield4                8.40%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.0 cent per share monthly dividend and the maximum offering price of $10.68 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Pennsylvania personal income tax rate of 41.3%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Class II

The Franklin Pennsylvania Tax-Free Income Fund's share price, as measured by net asset value, declined 21 cents from $10.47 on February 29, 1996, to $10.26 on August 31, 1996.

Due to reduced income earned by the fund, we adjusted the fund's monthly dividend to 4.49 cents ($0.0449) from 4.69 cents ($0.0453) per share, effective with the June dividend. However, we experienced an increase in earnings near the end of the reporting period and were able to adjust the monthly dividend upward to 4.53 cents per share ($0.0453), effective with the July dividend. Past performance is not predictive of future results.

At the end of this reporting period, the fund's distribution rate was 5.25%, based on an annualization of the

   Franklin Pennsylvania Tax-Free Income Fund
   Class II
   Dividend Distributions 3/1/96 - 8/31/96+

                                                Dividend
   Month                                        per Share
   March                                       4.68 cents++
   April                                       4.69 cents
   May                                         4.69 cents
   June                                        4.49 cents
   July                                        4.53 cents
   August                                      4.53 cents
   Total                                      27.61 cents

GRAPHIC MATERIAL 24 OMITTED - SEE APPENDIX AT END OF DOCUMENT

current monthly dividend of 4.53 cents ($0.0453) per share and the offering price of $10.36 on August 31, 1996. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Pennsylvania personal income tax bracket of 41.3% would need to earn 8.94% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.
++The March dividend includes both a regular dividend of 4.69 cents per share, which decreased from 4.70 cents per share, and an adjustment of -.01 cents per share to reconcile the 12b-1 fee differential between Class I and Class II shares.

Franklin Pennsylvania Tax-Free Income Fund - Class II
Periods ended August 31, 1996

                                                             Since
                                                            Inception
                                                  1-Year    (5/1/95)
Cumulative Total Return1                            4.68%      8.26%
Average Annual Total Return2              2.69%     4.61%
Distribution Rate3                        5.25%
Taxable Equivalent Distribution Rate4     8.94%
30-Day Standardized Yield5                4.50%
Taxable Equivalent Yield4                 7.66%

1. Cumulative total return measures the change in value of an investment over the period indicated and does not include the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the period indicated and includes the 1.0% initial sales charge and 1.0% CDSC, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.53 cent per share monthly dividend and the offering price of $10.36 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum combined federal and Pennsylvania personal income tax rate of 41.3%, based on the federal income tax rate 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

Your Fund's Objective
Seeks to provide high current income exempt from regular federal and many states' individual income taxes through a portfolio consisting primarily of Puerto Rico municipal bonds.*

Commonwealth Update

Puerto Rico greatly improved its financial situation over the last two years, largely because of strong revenue growth. General fund revenues have increased 26% since 1994, totaling more than $1 billion, and the administration conservatively used the revenue to build its reserves. This eliminated Puerto Rico's need for cash and increased its emergency reserves.

GRAPHIC MATERIAL 25 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Portfolio Notes
In the past six months, we've concentrated on diversifying our portfolio and improving our call protection. Puerto Rico came to market with several municipal issues this year, including general obligation debt, highway debt, a hospital issue, a Puerto Rico port issue for American Airlines, and a new issue for a Teachers Retirement Building, which was rated AAA. We participated in most of these issues, and also added positions from the secondary market -- most notably, the AAA-rated University of Puerto Rico issue.


   Franklin Puerto Rico Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments
                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Utilities                                       23.9%
   Transportation                                  18.3%
   General Obligations                             10.1%
   Pre-Refunded                                     9.8%
   Other Revenue                                    9.7%
   Housing                                          8.1%
   Hospitals                                        7.5%
   Industrial                                       4.1%
   Education                                        3.6%
   Certificates of Participation                    3.2%
   Sales Tax Revenue                                1.7%

For a complete list of portfolio holdings, please see page 101 of this report.

Performance Summary

Class I
The Franklin Puerto Rico Tax-Free Income Fund's share price, as measured by net asset value, declined 16 cents from $11.59 on February 29, 1996, to $11.43 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.43%, based on an annualization of the current monthly dividend of 5.4 cents ($0.054) per share and the maximum offering price of $11.94 on August 31, 1996. This tax-free rate is generally

   Franklin Puerto Rico Tax-Free Income Fund
   Class I
   Dividend Distributions 3/1/96 - 8/31/96+

                                                 Dividend
   Month                                         per Share
   March                                        5.5 cents
   April                                        5.5 cents
   May                                          5.5 cents
   June                                         5.4 cents
   July                                         5.4 cents
   August                                       5.4 cents
   Total                                       32.7 cents

GRAPHIC MATERIAL 26 OMITTED - SEE APPENDIX AT END OF DOCUMENT

higher than the after tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 8.99% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

Franklin Puerto Rico Tax-Free Income Fund - Class I
Periods ended August 31, 1996
                                                                         Since
                                                                      Inception
                                        1-Year    5-Year    10-Year    (4/3/85)
Cumulative Total Return1                 5.55%     40.03%    97.32%     138.30%
Average Annual Total Return2             1.06%      6.04%     6.57%       7.49%
Distribution Rate3                            5.43%
Taxable Equivalent Distribution Rate4         8.99%
30-Day Standardized Yield5                    4.89%
Taxable Equivalent Yield4                     8.10%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 5.4 cent per share monthly dividend and the maximum offering price of $11.94 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Class II

The Franklin Puerto Rico Tax-Free Income Fund's share price, as measured by net asset value, declined 16 cents from $11.62 on February 29, 1996, to $11.46 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 5.09%, based on an annualization of the current monthly dividend of 4.91 cents ($0.0491) per share and the offering price of $11.58 on August 31, 1996. This tax-free rate is generally higher than the


   Franklin Puerto Rico Tax-Free Income Fund
   Class II
   Dividend Distributions 3/1/96 - 8/31/96+

                                                Dividend
   Month                                        per Share
   March                                       5.00 cents++
   April                                       4.94 cents
   May                                         4.94 cents
   June                                        4.84 cents
   July                                        4.91 cents
   August                                      4.91 cents
    Total                                     29.54 cents

GRAPHIC MATERIAL 27 OMITTED - SEE APPENDIX AT END OF DOCUMENT

after tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 8.43% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.
++The March dividend includes both a regular dividend of 4.93 cents ($0.0493) per share, which increased from 4.90 cents, and an adjustment of +.07 cents to reconcile the 12b-1 fee differential between Class I and Class II shares.

Franklin Puerto Rico Tax-Free Income Fund - Class II
Periods ended August 31, 1996

                                                             Since
                                                            Inception
                                                  1-Year    (5/1/95)
Cumulative Total Return1                            5.03%      8.34%
Average Annual Total Return2                        2.96%      4.67%
Distribution Rate3                        5.09%
Taxable Equivalent Distribution Rate4     8.43%
30-Day Standardized Yield5                4.47%
Taxable Equivalent Yield4                 7.40%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the 1.0% initial sales charge and the 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% CDSC, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 4.91 cent per share monthly dividend and the offering price of $11.58 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund's Objective
Seeks to provide high current income exempt from regular federal personal income taxes through a portfolio of municipal bonds with an average weighted maturity (the time in which a debt must be repaid) between three and ten years.*

Portfolio Notes
Assets for the Franklin Federal Intermediate-Term Tax-Free Income Fund were up over the six-month reporting period, to $91 million on August 31, 1996, from approximately $86 million on February 29, 1996. We added new purchases from the primary and secondary municipal bond markets; in general, we purchased higher coupon issues (which have greater income potential) with slightly longer maturities, and sold bonds with lower coupons and shorter maturities.

GRAPHIC MATERIAL 28 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
The risks of investing in a non-diversified fund, such as increased susceptibility to adverse economic or regulatory developments, are described in the fund's prospectus.

This benefited the fund in a number of ways:

o improved the fund's income.

o lengthened the portfolio's average maturity.

o extended our average call protection (the time in which a bond cannot be called back by its issuer) of the bonds.

Diligent research can help us make smart buying decisions. We tend to purchase bonds at a slight discount. On the whole, we try to avoid bonds that are selling at either a premium or a deep discount. We believe this affords our shareholders maximum income while maintaining a relatively steady share value.

   Franklin Federal Intermediate-Term
   Tax-Free Income Fund
   Portfolio Breakdown on August 31, 1996
   Based on Total Long-Term Investments
                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Hospitals                                       13.7%
   Utilities                                       12.0%
   Industrial                                      11.5%
   Certificates of Participation                   10.5%
   Housing                                         10.0%
   Other Revenue                                    9.7%
   Special Assessment Bonds                         8.1%
   General Obligations                              7.8%
   Education                                        7.0%
   Transportation                                   5.3%
   Marks-Roos Bonds                                 3.4%
   Health Care                                      1.0%

For a complete list of portfolio holdings, please see page 104 of this report.

Performance Summary

The Franklin Federal Intermediate-Term Tax-Free Income Fund's share price, as measured by net asset value, declined 20 cents from $10.95 on February 29, 1996, to $10.75 on August 31, 1996.

At the end of the reporting period, the fund's distribution rate was 5.02%, based on an annualization of the current monthly dividend of 4.6 cents ($0.046) per share and the maximum offering price of $11.00 on August 31, 1996. This tax-free rate is generally higher


   Franklin Federal Intermediate-Term
   Tax-Free Income Fund
   Dividend Distributions 3/1/96 - 8/31/96+
                                                 Dividend
   Month                                         per Share
   March                                        4.6 cents
   April                                        4.6 cents
   May                                          4.6 cents
   June                                         4.6 cents
   July                                         4.6 cents
   August                                       4.6 cents
   Total                                       27.6 cents

GRAPHIC MATERIAL 29 OMITTED - SEE APPENDIX AT END OF DOCUMENT

that the after-tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 8.31% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

Franklin Federal Intermediate-Term Tax-Free Income Fund
Periods ended August 31, 1996

                                                                     Since
                                                                    Inception
                                                1-Year    3-Year    (9/23/92)
Cumulative Total Return1                         4.90%     15.84%     29.54%
Average Annual Total Return2                     2.53%      4.23%      6.17%
Distribution Rate3                     5.02%
Taxable Equivalent Distribution Rate4  8.31%
30-Day Standardized Yield5             4.98%
Taxable Equivalent Yield4              8.25%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 2.25% initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 2.25% initial sales charge. See Note below.

3. Based on an annualization of the current 4.6 cent per share monthly dividend and the maximum offering price of $11.00 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager agreed in advance to waive a portion of management expenses, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate would have been lower and yield for the period would have been 4.83%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your Fund's Objective
Seeks to provide high current income exempt from regular federal income taxes through a portfolio consisting primarily of higher yielding, medium- to lower-rated and non-rated municipal securities.* As discussed in the fund's prospectus, these securities entail greater risk than higher-rated municipal securities.

Portfolio Notes

The credit quality of the Franklin High Yield Tax-Free Income Fund's portfolio improved over the six-month reporting period. We take a value-oriented approach in managing the fund's portfolio. This means that when we make investment decisions, we take into consideration quality spreads, yield curves and other technical factors of the market.

Currently, quality spreads in the rated market are narrow. As a result, most purchases have been high quality bonds. On August 31, 1996, approximately 22% of the fund's securities were rated AAA compared with

GRAPHIC MATERIAL 30 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*The fund's dividends are generally subject to state and local income taxes, if any. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

17.1% on February 29, 1996. Investment quality bonds made up more than 70% of the portfolio at the end of the reporting period.

Throughout the fund's 1995-96 fiscal year, we explored new investment opportunities in the non-rated bond markets. Non-rated securities give us the ability to work with a bond issuer to structure an issue's security features, coupon, maturity, and call dates to help us meet the specific needs of the portfolio. So far, this recent fiscal year presents a slightly different story: the supply of non-rated bonds was somewhat limited in the first six months of 1996. As a result, the percent of non-rated securities held in the portfolio declined from 42.9% to 39.9% of total long-term investments on August 31, 1996.


   Franklin High Yield Tax-Free Income Fund
   Portfolio Breakdown on 8/31/96
   Based on Total Long-Term Investments
                                               % of Total
                                                Long-Term
   Sector                                      Investments
   Utilities                                       21.4%
   Transportation                                  13.4%
   Hospitals                                        9.6%
   Pre-Refunded                                     9.5%
   Special Assessment Bonds                         9.0%
   General Obligations                              8.7%
   Industrial                                       6.0%
   Housing                                          4.8%
   Health Care                                      4.8%
   Other Revenue                                    4.3%
   Mello-Roos Bonds                                 2.7%
   Certificates of Participation                    2.4%
   Tax Allocation Bonds                             1.4%
   Education                                        0.9%
   Sales Tax                                        0.9%
   Marks-Roos Bonds                                 0.2%

For a complete list of portfolio holdings, please see page 109 of this report.

Performance Summary

Class I
The Franklin High Yield Tax-Free Income Fund's share price, as measured by net asset value, declined 21 cents from $11.19 on February 29, 1996, to $10.98 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 6.38%, based on an annualization of the current monthly dividend of 6.1 cents ($0.061) per share and the maximum offering price of $11.47 on August 31, 1996. This tax-free rate is generally higher

   Franklin High Yield Tax-Free Income Fund
   Class I
   Dividend Distributions 3/1/96 - 8/31/96+

                                                 Dividend
   Month                                         per Share
   March                                        6.1 cents
   April                                        6.1 cents
   May                                          6.1 cents
   June                                         6.1 cents
   July                                         6.1 cents
   August                                       6.1 cents
   Total                                       36.6 cents

GRAPHIC MATERIAL 31 OMITTED - SEE APPENDIX AT END OF DOCUMENT

than the after tax return on a comparable taxable investment. For example, an investor in the maximum federal income tax bracket of 39.6% would need to earn 10.56% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

Franklin High Yield Tax-Free Income Fund - Class I
Periods ended August 31, 1996
                                                                        Since
                                                                      Inception
                                        1-Year    5-Year    10-Year    (3/18/86)
Cumulative Total Return1                 6.40%     49.15%   129.17%     133.75%
Average Annual Total Return2             1.87%    7.40%      8.18%     8.01%
Distribution Rate3                            6.38%
Taxable Equivalent Distribution Rate4        10.56%
30-Day Standardized Yield5                    5.76%
Taxable Equivalent Yield4                     9.54%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of the current 6.1 cent per share monthly dividend and the maximum offering price of $11.47 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value, and 12b-1 fees from the date of the plan's implementation. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.

Class II

The Franklin High Yield Tax-Free Income Fund's share price, as measured by net asset value, declined 21 cents from $11.24 on February 29, 1996, to $11.03 on August 31, 1996.

At the end of this reporting period, the fund's distribution rate was 6.03%, based on an annualization of the current monthly dividend of 5.60 cents ($0.0560) per share and the offering price of $11.14 on August 31, 1996. This tax-free rate is generally higher than the

   Franklin High Yield Tax-Free Income Fund
   Class II
   Dividend Distributions 3/1/96 - 8/31/96+

                                                Dividend
   Month                                        per Share
   March                                       5.70 cents++
   April                                       5.56 cents
   May                                         5.56 cents
   June                                        5.56 cents
   July                                        5.60 cents
   August                                      5.60 cents
   Total                                      33.58 cents

GRAPHIC MATERIAL 32 OMITTED - SEE APPENDIX AT END OF DOCUMENT

after tax return on a comparable taxable investment. For example, an investor in the maximum federal personal income tax bracket of 39.6% would need to earn 9.98% from a taxable investment to match the fund's tax-free distribution rate.

+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

++The March dividend includes both a regular dividend of 5.56 cents ($0.0556) per share and an adjustment of +.14 cents to reconcile the 12b-1 fee differential between Class I and Class II shares.

Franklin High Yield Tax-Free Income Fund - Class II

Periods ended August 31, 1996
                                                                 Since
                                                                 Inception
                                                       1-Year    (5/1/95)
Cumulative Total Return1                                 5.85%     10.36%
Average Annual Total Return2                             3.82%      6.10%
Distribution Rate3                             6.03%
Taxable Equivalent Distribution Rate4          9.98%
30-Day Standardized Yield5                     5.38%
Taxable Equivalent Yield4                      8.91%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the 1.0% initial sales charge and the 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% CDSC, applicable to shares redeemed within the first 18 months of investment.

3. Based on an annualization of the current 5.60 cent per share monthly dividend and the offering price of $11.14 on August 31, 1996.

4. Taxable equivalent distribution rate and yield assume the 1996 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1996.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Arizona Tax-Free Income Fund                                                                (Note 1)
                 Long Term Investments  98.8%

                Arizona Educational Loan Marketing Corp. Revenue,
 $10,000,000        Senior Series, 6.375%, 09/01/05 ...........................................................   $  10,396,200
   1,000,000        Series B, 7.00%, 03/01/03 .................................................................       1,064,470
   1,000,000        Series B, 7.00%, 03/01/05 .................................................................       1,064,470
   1,000,000        Series B, MBIA Insured, 7.35%, 09/01/04 ...................................................       1,073,650
     775,000        Series B, MBIA Insured, 7.375%, 09/01/05 ..................................................         830,382
   1,000,000        Sub-Series, 6.625%, 09/01/05 ..............................................................       1,043,340
   2,000,000    Arizona Health Facilities Authority, Hospital System Revenue, Phoenix Baptist Hospital,
                 MBIA Insured, 6.25%, 09/01/11.................................................................       2,101,420
                Arizona Health Facilities Authority Revenue, Arizona Voluntary Hospital, Series B, FGIC Insured,
     770,000        Hospital Federal Pooled Loan Revenue, 7.75%, 10/01/07 .....................................         836,413
   5,000,000        7.25%, 10/01/13 ...........................................................................       5,344,650
   5,000,000    Arizona State COP, Refunding, Series B, AMBAC Insured, 6.25%, 09/01/10 ........................       5,276,100
   5,000,000    Arizona State Department of Administration, COP, FSA Insured, 6.625%, 09/01/08 ................       5,377,750
                Arizona State Municipal Financing Program, COP, BIG Insured,
   1,350,000        Dysart School, Series 22, ETM, 7.875%, 08/01/05 ...........................................       1,626,116
      85,000        Flagstaff School, Series 15, 8.75%, 08/01/07 ..............................................          88,026
     500,000        Peoria School, Series 19, 7.75%, 08/01/04 .................................................         589,920
     825,000        Phoenix Water, Series 10, Pre-Refunded, 7.90%, 08/01/17 ...................................         862,983
   3,250,000        Series 20, ETM, 7.625%, 08/01/06 ..........................................................       3,744,910
     500,000        Series 25, 7.875%, 08/01/14 ...............................................................         622,300
   2,500,000        Series 29, Pre-Refunded, 7.125%, 08/01/14 .................................................       2,707,925
   1,750,000    Arizona State Transportation Board, Excise Tax Revenue, Maricopa County Regional Area Road
                 Fund, Series A, Pre-Refunded, 7.60%, 07/01/05 ................................................       1,889,808
                Arizona State Wastewater Management Authority, Wastewater Financial Assistance Revenue,
   4,000,000        6.80%, 07/01/11 ...........................................................................       4,339,000
   1,000,000        Series A, AMBAC Insured, 5.625%, 07/01/15 .................................................         972,210
     700,000    Avondale Municipal Development Corp. Facilities Revenue, Series 1992, MBIA Insured,
                 Pre-Refunded, 6.625%, 07/01/11 ...............................................................         765,604
     930,000    Casa Grande Excise Tax Revenue, Series 1995, 6.20%, 04/01/15 ..................................         959,230
                Casa Grande IDA, PCR, Frito Lay/PepsiCo,
   1,800,000        6.60%, 12/01/10 ...........................................................................       1,924,236
     500,000        6.65%, 12/01/14 ...........................................................................         532,215
   3,000,000    Central Arizona Water Conservation District Contract Revenue, Central Project, Series 1990-A,
                 Pre-Refunded, 7.65%, 11/01/09 ................................................................       3,389,460
                Chandler GO, FGIC Insured,
   1,625,000        6.85%, 07/01/14 ...........................................................................       1,748,711
   1,000,000        Refunding, Series 1991, 7.00%, 07/01/12 ...................................................       1,097,040
   1,750,000        Series 1994, 6.80%, 07/01/13 ..............................................................       1,896,178
   4,055,000    Chandler IDA, MFHR, Refunding, Hacienda Apartments, Project A, 6.05%, 07/20/30 ................       4,037,239
                Chandler Street and Highway Revenue, Series 1994, MBIA Insured,
   1,250,000        6.85%, 07/01/13 ...........................................................................       1,353,375
   2,200,000        6.90%, 07/01/14 ...........................................................................       2,388,826
                Chandler Water and Sewer Revenue, Refunding, FGIC Insured,
   6,715,000        Series 1991, 7.00%, 07/01/12 ..............................................................       7,173,164
   2,165,000        Series 1992, 6.25%, 07/01/13 ..............................................................       2,266,885
                City of Bullhead, Municipal Property Corp., Facilities Revenue,
   2,125,000        Series 1990, MBIA Insured, 7.20%, 07/01/09 ................................................       2,270,116
   4,000,000        Series 1991, FGIC Insured, 7.20%, 07/01/10 ................................................       4,344,160
                Cochise County, Palominas Elementary School District No. 49, School Improvement, GO,
                 Series A, Pre-Refunded,
     155,000        7.70%, 07/01/00 ...........................................................................         162,814
     165,000        7.80%, 07/01/01 ...........................................................................         173,450
     175,000        7.85%, 07/01/02 ...........................................................................         184,034
 $ 5,000,000    Cochise County USD No. 68, Sierra Vista, Series B, FGIC Insured, Pre-Refunded, 7.625%, 07/01/10     $ 5,571,700
   1,095,000    Coconino County, Flagstaff USD No. 1, AMBAC Insured, 6.20%, 07/01/06 ..........................       1,142,961
   5,275,000    Coconino County Pollution Control Corp. Revenue, Refunding, Arizona Public Service Co.,
                 Series A, MBIA Insured, 5.875%, 08/15/28 .....................................................       5,188,859
                Coconino County USD No. 8, Page Elementary School Improvement Project, GO, Pre-Refunded,
   1,250,000        7.125%, 07/01/07 ..........................................................................       1,338,400
     725,000        Series D, AMBAC Insured, 7.05%, 07/01/07 ..................................................         769,254
   1,475,000    Eloy Municipal Property Corp., Facilities Revenue, Series 1989, 7.80%, 07/01/09 ...............       1,582,837
   3,320,000    Gila County IDA, PCR, Refunding, ASARCO, Inc. Project, 8.90%, 07/01/06 ........................       3,512,958
   1,500,000    Gilbert Improvement District No. 11, FGIC Insured, 7.60%, 01/01/05 ............................       1,559,085
                Gilbert Water and Sewer Revenue, Refunding, FGIC Insured,
   1,500,000        6.50%, 07/01/12 ...........................................................................       1,603,980
   3,250,000        6.50%, 07/01/22 ...........................................................................       3,443,408
                Glendale IDA, Educational Facilities Revenue, Refunding, American Graduate School International,
                 Connie Lee Insured,
   2,200,000        5.875%, 07/01/15 ..........................................................................       2,183,698
     750,000        Pre-Refunded, 6.75%, 07/01/09 .............................................................         843,488
   1,000,000        Pre-Refunded, 7.00%, 07/01/14 .............................................................       1,142,250
   1,250,000        Pre-Refunded, 7.125%, 07/01/20 ............................................................       1,438,813
                Glendale IDAR, Midwestern University, Series A, Connie Lee Insured,
   1,940,000        6.00%, 05/15/16 ...........................................................................       1,941,397
   2,000,000        6.00%, 05/15/26 ...........................................................................       1,988,800
   2,400,000    Glendale Municipal Property Corp., Series 1991, MBIA Insured, 7.00%, 07/01/09 .................       2,542,272
                Guam Power Authority Revenue, Series A,
   3,630,000        6.30%, 10/01/12 ...........................................................................       3,652,542
   4,000,000        6.30%, 10/01/22 ...........................................................................       3,999,720
   2,700,000    Lake Havasu City, Wastewater COP, FGIC Insured, 7.00%, 06/01/05 ...............................       2,935,710
     570,000    La Paz County School District No. 4, Quartzsite Elementary School Improvement,
                MBIA Insured, 5.70%, 07/01/16 .................................................................         554,775
   8,000,000    Maricopa County COP, 6.00%, 06/01/04 ..........................................................       8,147,600
      50,000    Maricopa County Hospital District No. 1, Facilities Revenue, East Valley Behavioral Health Facility,
                 FGIC Insured, Pre-Refunded, 7.80%, 06/01/14 ..................................................          52,423
   1,050,000    Maricopa County IDA, SFMR, GNMA Secured, 8.00%, 09/01/09 ......................................       1,094,331
   5,000,000    Maricopa County IDAR, Citizens Utilities Co. Project, 6.20%, 05/01/30 .........................       5,089,550
                Maricopa County IDAR, Hospital Facility Revenues, Refunding,
   2,750,000        John C. Lincoln Hospital, FSA Insured, 7.50%, 12/01/13 ....................................       3,024,038
  17,800,000        Samaritan Hospital Health Services, Series A, MBIA Insured, 7.00%, 12/01/13 ...............      19,162,234
   1,890,000        Samaritan Hospital Health Services, Series A, MBIA Insured, 7.00%, 12/01/16 ...............       2,165,241
                Maricopa County IDAR, Mercy Health System, MBIA Insured, Pre-Refunded,
   1,730,000        Series A, 7.125%, 07/01/07 ................................................................       1,883,313
     750,000        Series C, 7.15%, 07/01/15 .................................................................         818,003
                Maricopa County School District No. 4, Mesa Unified, FGIC Insured,
   1,500,000        5.65%, 07/01/11 ...........................................................................       1,495,395
   2,000,000        5.70%, 07/01/12 ...........................................................................       2,017,500
   2,000,000    Maricopa County School District No. 28, Kyrene Elementary, Series B, FGIC Insured,
                 6.00%, 07/01/14 ..............................................................................       2,044,840
   3,000,000    Maricopa County Stadium District Revenue, MBIA Insured, 5.75%, 07/01/16 .......................       2,957,850
     500,000    Maricopa County UHSD No. 210, Phoenix, Series A, 5.70%, 07/01/15 ..............................         492,580
     600,000    Maricopa County UHSD No. 216, Series A, Pre-Refunded, 7.80%, 07/01/07 .........................         630,726
                Maricopa County USD No. 8, Osborn School Improvement Project,
   3,500,000        Series A, FGIC Insured, 5.875%, 07/01/14 ..................................................       3,554,810
     500,000        Series B, Pre-Refunded, 7.10%, 07/01/05 ...................................................         539,565
   1,075,000        Series B, Pre-Refunded, 7.15%, 07/01/07 ...................................................       1,161,473
   1,885,000        Series B, Pre-Refunded, 7.20%, 07/01/09 ...................................................       2,039,099
                Maricopa County USD No. 11, Peoria, Refunding,
 $ 6,300,000        AMBAC Insured, 6.10%, 07/01/10 ............................................................     $ 6,623,379
   2,800,000        MBIA Insured, 7.00%, 07/01/10 .............................................................       3,040,324
                Maricopa County USD No. 41, Gilbert,
   2,000,000        6.25%, 07/01/15 ...........................................................................       1,984,480
     850,000        Series C, FGIC Insured, Pre-Refunded, 7.125%, 07/01/01 ....................................         902,989
   1,175,000    Maricopa County USD No. 65, Littleton School Improvement, Series B, FGIC Insured,
                 6.40%, 07/01/14...............................................................................       1,249,812
   4,000,000    Maricopa County USD No. 68, Alhambra, Refunding and Improvement, AMBAC Insured,
                 5.625%, 07/01/13 .............................................................................       4,010,440
                Maricopa County USD No. 69, GO, Paradise Valley,
   1,250,000        Refunding, 5.40%, 07/01/14 ................................................................       1,209,613
   1,000,000        Series A, 7.10%, 07/01/05 .................................................................       1,120,980
   1,600,000    Maricopa County USD No. 80, Chandler, FGIC Insured, 6.00%, 07/01/13 ...........................       1,652,576
                Maricopa County USD No. 89, Dysart, Refunding and Improvement, FGIC Insured,
     240,000        6.70%, 07/01/05 ...........................................................................         256,517
   1,760,000        6.75%, 07/01/06 ...........................................................................       1,877,832
   1,300,000    Maricopa County USD No. 98, Fountain Hills School, Improvement Bond, Refunding, FGIC Insured,
                 6.625%, 07/01/10 .............................................................................       1,382,992
                Maricopa County USD No. 214, Tolleson GO,
   1,000,000        FGIC Insured, 5.75%, 07/01/14 .............................................................       1,004,700
     500,000        Pre-Refunded, 7.30%, 07/01/03 .............................................................         523,605
   2,000,000        Pre-Refunded, 7.35%, 07/01/04 .............................................................       2,095,220
                Mesa IDA, Health Care Facilities Revenue, Western Health Network, BIG Insured,
     750,000        Refunding, Series B-2, 7.50%, 01/01/08 ....................................................         800,505
   5,250,000        Series A-2, 7.625%, 01/01/13 ..............................................................       5,694,833
     250,000        Series A-3, 7.625%, 01/01/13 ..............................................................         271,183
   2,300,000        Series A-4, 7.625%, 01/01/09 ..............................................................       2,487,956
                Mesa Utility Systems Revenue, FGIC Insured,
   1,000,000        5.375%, 07/01/14 ..........................................................................         950,950
   8,500,000        5.125%, 07/01/15 ..........................................................................       7,829,010
                Mohave County, Hospital District No. 1, GO, Kingman Regional Medical Center Project,
   1,500,000        FGIC Insured, 6.50%, 06/01/15 .............................................................       1,583,790
   6,350,000        Pre-Refunded, 8.375%, 06/01/15 ............................................................       7,219,442
                Mohave County, IDA, Citizens Utilities Project,
   4,100,000        Series 1994, 6.60%, 05/01/29 ..............................................................       4,259,080
  10,000,000        Series A, 7.15%, 02/01/26 .................................................................      10,655,700
   5,000,000        Series B, 7.15%, 02/01/26 .................................................................       5,327,850
   1,585,000    Mohave County, IDA, Health Care Revenue, Chris Ridge and Silver Insured, Refunding
                 6.375%, 11/01/31 .............................................................................       1,615,987
                Mohave County, IDA, Hospital Systems Revenue,
   1,500,000        Baptist Hospital, MBIA Insured, 5.50%, 09/01/21 ...........................................       1,410,885
   2,000,000        Baptist Hospital, MBIA Insured, 5.75%, 09/01/26 ...........................................       1,930,800
   1,595,000        Medical Environments, Inc., Phoenix Hospital and Medical Center, ETM, 5.80%, 07/01/99......       1,654,828
   1,700,000        Medical Environments, Inc., Phoenix Hospital and Medical Center, Pre-Refunded, 7.00%, 07/01/16    1,932,373
  54,500,000    Navajo County PCR, Refunding, Arizona Public Service Co., Series A, 5.875%, 08/15/28 ..........      51,901,440
                Nogales Municipal Development Authority, Inc., Municipal Facilities Revenue, Refunding, MBIA Insured,
   6,350,000        7.20%, 06/01/08 ...........................................................................       6,881,940
     500,000        Pre-Refunded, 8.00%, 06/01/08 .............................................................         536,840
                Northern Arizona University System Revenue,
   3,700,000        Pre-Refunded, 7.50%, 06/01/06 .............................................................       3,990,561
   2,750,000        Refunding, FGIC Insured, 6.40%, 06/01/07 ..................................................       2,919,483

                Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue, Series A, Port Saipan
                 Harbor Improvement,
  $  310,000        5.35%, 10/01/98 ...........................................................................      $  309,625
     330,000        5.45%, 10/01/99 ...........................................................................         329,429
     345,000        5.55%, 10/01/00 ...........................................................................         344,238
     365,000        5.65%, 10/01/01 ...........................................................................         363,076
     385,000        5.75%, 10/01/02 ...........................................................................         382,648
   7,150,000        6.85%, 10/01/25 ...........................................................................       7,176,956
                Oro Valley Municipal Property Corp. Revenue, Municipal Water Systems, MBIA Insured,
   1,650,000        5.55%, 07/01/17 ...........................................................................       1,592,613
   1,000,000        5.375%, 07/01/26 ..........................................................................         927,950
   1,000,000    Peoria Municipal Development Authority, Water and Sewer Revenue, Refunding, FGIC Insured,
                 6.625%, 07/01/06 .............................................................................       1,054,810
                Phoenix Airport Revenue, MBIA Insured,
     700,000        Refunding, Series B, 6.20%, 07/01/10 ......................................................         730,254
   1,680,000        Refunding, Series C, 6.30%, 07/01/10 ......................................................       1,765,159
   1,785,000        Refunding, Series C, 6.40%, 07/01/11 ......................................................       1,875,053
     570,000        Refunding, Series C, 6.40%, 07/01/12 ......................................................         598,323
   1,800,000        Series D, 6.30%, 07/01/10 .................................................................       1,891,242
   3,825,000        Series D, 6.40%, 07/01/11 .................................................................       4,032,698
     820,000        Series D, 6.40%, 07/01/12 .................................................................         860,746
                Phoenix Civic Improvement Corp.,
   5,000,000        Airport Terminal Excise Tax Revenue, 7.80%, 07/01/11 ......................................       5,194,450
   3,500,000        Airport Terminal Excise Tax Revenue, 7.875%, 07/01/14 .....................................       3,642,555
     275,000        Airport Terminal Excise Tax Revenue, Refunding, Pre-Refunded, 8.375%, 07/01/09 ............         296,854
   1,000,000        Municipal Facilities Excise Tax Revenue, MBIA Insured, 6.90%, 07/01/21 ....................       1,085,670
   4,210,000        Parking Facilities, Series B, FGIC Insured, Pre-Refunded, 7.50%, 07/01/09 .................       4,417,258
   3,090,000        Water Systems Revenue, 5.95%, 07/01/15 ....................................................       3,117,130
   3,665,000        Water Systems Revenue, 5.95%, 07/01/16 ....................................................       3,697,179
   3,000,000        Water Systems Revenue, 6.00%, 07/01/19 ....................................................       3,030,720
   4,300,000    Phoenix Civic Plaza Building Corp., 6.00%, 07/01/14 ...........................................       4,360,071
                Phoenix GO,
   5,000,000        Refunding, 6.375%, 07/01/13 ...............................................................       5,258,350
   1,000,000        Refunding, Pre-Refunded, 7.375%, 07/01/11 .................................................       1,047,810
   5,000,000        Refunding, Series A, 5.50%, 07/01/15 ......................................................       4,856,950
   3,525,000        Series B, 5.25%, 07/01/14 .................................................................       3,348,609
   2,775,000        Series B, 5.25%, 07/01/15 .................................................................       2,616,464
                Phoenix HFC, Mortgage Revenue, Refunding,
   2,750,000        Project A, MBIA Insured, 6.50%, 07/01/24 ..................................................       2,788,913
   1,750,000        Section 8 Project, Series A, MBIA Insured, 6.90%, 01/01/23 ................................       1,802,395
   2,260,000        Section 8 Project, Series A, MBIA Insured, 7.25%, 01/01/23 ................................       2,279,323
   1,000,000    Phoenix IDA, SFMR, FNMA Insured, 6.30%, 12/01/12 ..............................................       1,018,620
   1,705,000    Phoenix IDAR, Home Purchase Mortgage, GNMA Secured, Series B, 8.20%, 04/01/22 .................       1,770,915
   1,500,000    Phoenix Municipal Housing Revenue, Refunding, Fillmore Gardens Project, 6.30%, 06/01/09 .......       1,531,500
                Phoenix Street and Highway Revenue,
   5,000,000        Refunding, Series 1992, 6.60%, 07/01/07 ...................................................       5,376,950
   1,000,000        Series 1987, 6.80%, 07/01/03 ..............................................................       1,107,740
   1,000,000        Series 1989, Pre-Refunded, 7.375%, 07/01/05 ...............................................       1,047,810
   3,310,000        Series 1989, Pre-Refunded, 7.375%, 07/01/06 ...............................................       3,468,251
                Pima County IDA, Health Care Revenue, Carondelet St. Joseph's and St. Mary's,
      65,000        8.00%, 07/01/13 ...........................................................................          70,070
   2,250,000        MBIA Insured, 6.75%, 07/01/10 .............................................................       2,426,963
     535,000        Pre-Refunded, 8.00%, 07/01/13 .............................................................         580,967
                Pima County IDA, SFMR,
 $ 1,350,000        GNMA Secured, 6.40%, 11/01/09 .............................................................     $ 1,401,017
   1,545,000        GNMA Secured, 8.125%, 09/01/20 ............................................................       1,599,678
   6,050,000        GNMA Secured, 6.750%, 11/01/27 ............................................................       6,230,774
   5,310,000        Refunding, Series A, 7.625%, 02/01/12 .....................................................       5,514,435
     910,000        Refunding, Series A, 6.50%, 02/01/17 ......................................................         919,127
   1,410,000    Pima County Sewer Revenue, Series 1991, FGIC Insured, 6.75%, 07/01/15 .........................       1,516,765
  21,000,000    Pima County USD No. 1, Tucson Project, FGIC Insured, 5.875%, 07/01/14 .........................      21,145,740
     500,000    Pima County USD No. 10, Amphitheater School, Refunding and Improvement, Pre-Refunded,
                   7.70%, 07/01/03 ............................................................................         520,360
                Pinal County USD No. 43, Apache Junction, Refunding and Improvement, FGIC Insured,
     500,000        7.15%, 07/01/05 ...........................................................................         531,455
     700,000        Pre-Refunded, 7.20%, 07/01/07 .............................................................         758,198
   2,500,000        Series A, 5.85%, 07/01/15 .................................................................       2,518,850
   6,405,000    Price Elliott Resh Park, Inc. Revenue, Refunding, Arizona State University Research Park,
                 MBIA Insured, Pre-Refunded, 7.00%, 07/01/21 ..................................................       7,159,445
                Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
      75,000        Refunding, Series 1985-A, FSA Insured, Pre-Refunded, 9.00%, 07/01/09 ......................          94,647
   6,000,000        Series 1988-A, Pre-Refunded, 7.875%, 07/01/17 .............................................       6,513,540
                Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue,
   9,500,000         Series Y, 6.00%, 07/01/22 ................................................................       9,506,935
   9,000,000         Series Y, 5.00%, 07/01/36 ................................................................       7,665,480
     750,000    Puerto Rico Commonwealth Highway Authority, Highway Revenue, Pre-Refunded, Series P,
                 8.125%, 07/01/13..............................................................................         816,758
                Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series 1988-A,
   9,215,000        7.75%, 07/01/08 ...........................................................................       9,853,692
   2,000,000        7.50%, 07/01/09 ...........................................................................       2,130,000
                Puerto Rico Electric Power Authority, Power Revenue,
     125,000        Refunding, Series 1987-L, Pre-Refunded, 8.40%, 07/01/15 ...................................         132,003
   3,000,000        Refunding, Series 1988-M, Pre-Refunded, 8.00%, 07/01/08 ...................................       3,260,520
   2,205,000        Refunding, Series 1989-N, 7.125%, 07/01/14 ................................................       2,355,469
   3,745,000        Refunding, Series 1980-R, 6.25%, 07/01/17 .................................................       3,779,117
     745,000        Refunding, Series N, 7.00%, 07/01/07 ......................................................         793,410
   5,000,000        Refunding, Series U, 6.00%, 07/01/14 ......................................................       4,972,450
   1,510,000        Series 1989-O, 7.125%, 07/01/14 ...........................................................       1,613,042
     600,000        Series 1991-P, Pre-Refunded, 7.00%, 07/01/11 ..............................................         670,674
  25,720,000        Series X, 6.125%, 07/01/21 ................................................................      25,635,896
   4,850,000    Puerto Rico GO, 6.50%, 07/01/23 ...............................................................       5,119,563
                Puerto Rico HFC Revenue,
      40,000        FHA Mortgage Insured, Section 8 Assisted, Sixth Portfolio, Pre-Refunded, 7.75%, 12/01/26 ..          47,580
   1,445,000        MF, Portfolio A, Series I, 7.50%, 04/01/22 ................................................       1,512,915
   1,155,000    Puerto Rico HFC Revenue, SFMR, Portfolio No. 1, Series 1988-B, GNMA Secured, 7.65%, 10/15/22 ..       1,212,715
                Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities, Financing
                 Authority, Hospital Revenue,
   1,950,000        Hospital Auxilio Mutuo Obligation Group, Series A, MBIA Insured, 6.25%, 07/01/24 ..........       2,006,550
   5,225,000        Refunding, Dr. Pila Hospital, Series A, FHA Insured, 5.875%, 08/01/12 .....................       5,243,392
   1,000,000    Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Series H, Pre-Refunded,
                 7.875%, 07/01/16 .............................................................................       1,052,647
                Salt River Project, Agricultural Improvement and Power District, Electric System Revenue,
   2,435,000        Refunding, Series A, 5.75%, 01/01/13 ......................................................       2,424,554
   4,750,000        Refunding, Series D, 5.50%, 01/01/25 ......................................................       4,433,983
   6,000,000        Refunding, Series D, 6.25%, 01/01/27 ......................................................       6,144,240
   2,000,000        Series A, 6.50%, 01/01/22 .................................................................       2,088,040
   4,600,000        Series A, 6.00%, 01/01/31 .................................................................       4,566,420
                Salt River Project, Agricultural Improvement and Power District, Electric System Revenue, (cont.)
 $ 1,845,000        Series A, MBIA Insured, 6.00%, 01/01/31 ...................................................     $ 1,855,941
   2,500,000        Series A, Pre-Refunded, 7.875%, 01/01/28 ..................................................       2,670,100
   9,975,000        Series B, 6.25%, 01/01/19 .................................................................      10,262,579
   5,925,000        Series C, 6.20%, 01/01/12 .................................................................       6,078,339
   5,760,000        Series C, 5.50%, 01/01/28 .................................................................       5,354,784
     110,000        Series E, Pre-Refunded, 8.25%, 01/01/13 ...................................................         115,850
     625,000        Series E, Pre-Refunded, 8.25%, 01/01/28 ...................................................         658,238
   3,220,000    San Luis Municipal Property Corp., Municipal Facilities Revenue, 8.125%, 07/01/19 .............       3,372,274
   8,000,000    Santa Cruz County IDAR, Citizens Utilities Co. Project, 6.60%, 05/01/29 ......................        8,269,200
      50,000    Scottsdale, City of, Municipal Property Corp., Refunding, Series 1987, Pre-Refunded, 7.75%, 07/01/05     52,562
                Scottsdale IDA, Hospital Revenue, Scottsdale Memorial Hospital, AMBAC Insured,
     180,000        Refunding, Series 1987-A, Pre-Refunded, 8.50%, 09/01/17 ...................................         190,420
   7,000,000        Refunding, Series A, 5.625%, 09/01/12 .....................................................       6,823,600
   1,250,000        Refunding, Series A, 5.70%, 09/01/15 ......................................................       1,214,713
   4,045,000        Refunding, Series A, 5.70%, 09/01/18 ......................................................       3,921,789
   1,660,000        Series A, Pre-Refunded, 7.05%, 09/01/18 ...................................................       1,768,896
   2,750,000        Series B, Pre-Refunded, 7.00%, 09/01/08 ...................................................       2,927,815
                Sedona Sewer Sales Tax Revenue,
   3,800,000        Refunding, Series 1992, 6.75%, 07/01/07 ...................................................       4,103,012
   5,000,000        Refunding, Series 1992, 7.00%, 07/01/12 ...................................................       5,275,350
   6,500,000        Series A, Pre-Refunded, 7.50%, 07/01/20 ...................................................       7,269,730
   2,300,000    Tucson, Series A, 5.375%, 07/01/20 ............................................................       2,168,762
                Tucson Airport Authority Revenue, MBIA Insured,
   6,700,000        Refunding, 5.70%, 06/01/13 ................................................................       6,635,211
   1,090,000        Series A, 6.875%, 06/01/20 ................................................................       1,152,010
   1,175,000        Series B, 7.125%, 06/01/15 ................................................................       1,272,725
   1,125,000        Series B, 7.25%, 06/01/20 .................................................................       1,223,291
   1,900,000    Tucson IDA, MFHR, La Entrada, Refunding, 7.40%, 07/01/26 ......................................       1,973,834
     900,000    Tucson Local Development Corp., Leasehold Revenue, Series F, FGIC Insured, Pre-Refunded,
                7.30%, 07/01/10 ...............................................................................         954,648
                Tucson Water Revenue,
   2,250,000        Refunding, MBIA Insured, 7.00%, 07/01/10 ..................................................       2,375,393
  14,650,000        Series 1994-A, MBIA Insured, 6.00%, 07/01/21 ..............................................      14,784,341
   6,750,000        Series D, Pre-Refunded, 7.10%, 07/01/18 ...................................................       7,542,788
   1,500,000    University of Arizona COP, Telecommunications System, Pre-Refunded, 7.60%, 07/15/03 ...........       1,576,515
                University of Arizona Medical Center Corp., Hospital Revenue, Pre-Refunded, 8.10%, 07/01/16
     225,000        Series 1986 ...............................................................................         236,970
     250,000        Series 1987 ...............................................................................         263,300
                University of Arizona System Revenue,
   1,700,000        Series 1988, Pre-Refunded, 7.625%, 06/01/11 ...............................................       1,830,509
   1,000,000        Series 1994, 6.25%, 06/01/11 ..............................................................       1,044,370
   1,300,000        Series 1994, 6.35%, 06/01/14 ..............................................................       1,342,718
   2,650,000    Williams Municipal Development Authority, Inc., Municipal Facilities Revenue, 7.625%, 07/01/05.       2,722,928
                Yavapai County, USD No. 22, Humboldt,
   1,500,000        Series A, FGIC Insured, 5.95%, 07/01/14 ...................................................       1,515,345
   1,825,000        Series B, MBIA Insured, 5.60%, 07/01/14 ...................................................       1,800,545
   1,500,000    Yuma County Elementary School District No. 1, Series A, MBIA Insured, 5.75%, 07/01/14 .........       1,516,530
                Yuma IDA, MFHR, Alexandrite Sands Apartments Project, FHA Insured,
   1,000,000        7.60%, 12/01/15 ...........................................................................       1,047,590
   2,000,000        7.70%, 12/01/29 ...........................................................................       2,055,260
                                                                                                                 --------------
                      Total Long Term Investments (Cost $706,377,962)..........................................     736,775,311
                                                                                                                 --------------
  $  300,000    Maricopa County IDA, Hospital Facilities Revenue, Samaritan Health Service Hospital, Series B-2,
                MBIA Insured, Daily VRDN and Put, 3.45%, 12/01/08 (Cost $300,000)..............................      $  300,000
                                                                                                                 --------------
                          Total Investments (Cost $706,677,962)  98.8%.........................................     737,075,311
                          Other Assets and Liabilities, Net   1.2%.............................................       8,694,658
                                                                                                                 --------------
                          Net Assets  100.0%...................................................................    $745,769,969
                                                                                                                 ==============


                At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $706,681,744 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost.................................................................    $ 32,549,297
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value.................................................................      (2,155,730)
                                                                                                                 --------------
                  Net unrealized appreciation..................................................................    $ 30,393,567
                                                                                                                 ==============


PORTFOLIO ABBREVIATIONS:
AMBAC     - American Municipal Bond Assurance Corp.
BIG       - Bond Investors Guaranty Insurance Co.
COP       - Certificate of Participation
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority/Agency
FNMA      - Federal National Mortgage Association
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HFC       - Housing Finance Corp.
IDA       - Industrial Development Authority /Agency
IDAR      - Industrial Development Authority /Agency Revenue
MBIA      - Municipal Bond Investors Assurance Corp.
MF        - Multi-Family
MFHR      - Multi-Family Housing Revenue
MFMR      - Multi-Family Mortgage Revenue
PBA       - Public Building Authority
PCR       - Pollution Control Revenue
SFMR      - Single Family Mortgage Revenue
UHSD      - Unified High School District
USD       - Unified School District

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.


FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Colorado Tax-Free Income Fund                                                               (Note 1)
                 Long Term Investments 97.8%


  $  770,000    Adams County PCR, Refunding, Public Service Co. of Colorado Project, Series A, 7.375%, 11/01/09   $    787,810
   8,000,000    Arapahoe County Capital Improvements Transportation Fund Highway Revenue, Vehicle Registration,
                 Series A, MBIA Insured, 6.15%, 08/31/26 ......................................................       8,183,840
     400,000    Arapahoe County COP, Building Finance Corp., CGIC Insured, Pre-Refunded, 7.50%, 12/01/10 ......         443,844
     805,000    Arapahoe County COP, Refunding, CGIC Insured, 6.625%, 12/01/16 ................................         864,538
                Arapahoe County School District No. 5, Cherry Creek,
     500,000        7.125%, 12/15/10 ..........................................................................         544,660
   3,650,000        5.15%, 12/15/15 ...........................................................................       3,348,693
   5,000,000    Arvada Limited Sales and Use Tax Revenue, Pre-Refunded, 7.50%, 06/01/11 .......................       5,561,150
   1,000,000    Arvada MFHR, Refunding, Springwood Community Project, 6.35%, 08/20/16 .........................       1,013,580
                Auraria Higher Education Center, Refunding,
   2,500,000        Parking Facilities Revenue, Pre-Refunded, 7.875%, 04/01/12 ................................       2,756,375
   1,040,000        Student Fee Revenue, AMBAC Insured, 5.25%, 05/01/15 .......................................         969,623
   2,850,000    Aurora COP, Refunding, 6.25%, 12/01/09 ........................................................       2,979,105
     150,000    Aurora MFHR, Dayton Place Project, GNMA Secured, Series 1988-A, 8.25%, 01/20/29 ...............         155,057
     750,000    Aurora Urban Renewal Authority, Tax Increment Revenue, Pre-Refunded, 7.50%, 11/15/07 ..........         807,000
   1,000,000    Bayfield School District No. 10, MBIA Insured, 6.65%, 06/01/15 ................................       1,065,970
                Boulder County Hospital Revenue, Longmont United Hospital Project,
   2,000,000        5.80%, 12/01/13 ...........................................................................       1,881,520
   1,285,000        5.875%, 12/01/20 ..........................................................................       1,186,029
   3,000,000        Pre-Refunded, 8.20%, 12/01/20 .............................................................       3,414,900
   1,250,000    Boulder GO, Refunding, 7.20%, 08/15/13 ........................................................       1,334,825
   2,900,000    Castle Pines Metropolitan District, Refunding and Improvement, CGIC Insured, 7.625%, 12/01/15 .       3,195,597
     750,000    Colorado Association of School Boards, COP, Pueblo School District No. 60, Project A,
                 MBIA Insured, Pre-Refunded, 7.25%, 12/01/09 ..................................................         816,278
                Colorado Health Facilities Authority Revenue,
   1,615,000        Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 04/01/26 .........................       1,664,952
   1,500,000        Boulder Community Hospital, Refunding, Series B, MBIA Insured, 5.875%, 10/01/23 ...........       1,478,910
   1,000,000        Children's Hospital Association Project, MBIA Insured, 5.25%, 10/01/26 ....................         899,910
     954,000        Community Provider Pooled, CGIC Insured, 6.75%, 07/15/17 ..................................       1,011,688
   6,570,000        Community Provider Pooled, Series A, CGIC Insured, 7.25%, 07/15/17 ........................       7,081,869
   1,750,000        Covenant Retirement Communities, 6.75%, 12/01/15 ..........................................       1,774,518
   4,950,000        Covenant Retirement Communities, 6.75%, 12/01/25 ..........................................       4,980,245
   1,250,000        Mercy Medical Center Durango, 6.20%, 11/15/15 .............................................       1,254,625
     410,000        Oakbrook I Manor, Series A, GNMA Secured, 7.25%, 04/01/11 .................................         421,476
     885,000        Oakbrook I Manor, Series A, GNMA Secured, 7.625%, 04/01/26 ................................         918,108
   6,000,000        PSL Health System Project, Series B, Pre-Refunded, 8.50%, 02/15/21 ........................       6,970,740
     775,000        Refunding, Porter Memorial Hospital Project, Series A, Pre-Refunded, 7.40%, 02/01/16 ......         840,852
   1,000,000        Sisters of Charity Health Care System, 5.25%, 05/15/14 ....................................         927,040
                Colorado HFA, GO,
   3,740,000        MF, Series A, 6.80%, 08/01/14 .............................................................       3,854,743
   6,070,000        MF, Series A, 6.85%, 08/01/24 .............................................................       6,255,863
   2,405,000        MF, Series A, 6.875%, 08/01/30 ............................................................       2,477,823
     100,000        Series A, Pre-Refunded, 8.375%, 01/01/30 ..................................................         107,239
   1,000,000        SF, Series A, 7.50%, 05/01/29 .............................................................       1,041,170
     280,000        SF Program, Series A-1, 8.00%, 08/01/17 ...................................................         291,889
     960,000        SF Program, Series A-2, 7.70%, 02/01/23 ...................................................         998,122
     410,000        SF Program, Series A-3, 7.90%, 08/01/21 ...................................................         426,662
   1,795,000        SF Program, Series C-2, 7.375%, 08/01/10 ..................................................       1,861,954
     250,000        SF Program, Series C-2, 7.85%, 02/01/21 ...................................................         258,773
      15,000        SFMR, Series C, 8.75%, 09/01/17 ...........................................................          15,500
   3,000,000    Colorado Mountain College Residence Hall, MBIA Insured, 5.75%, 06/01/23 .......................       2,939,520

                Colorado Post Secondary Educational Facilities Authority Revenue,
 $ 1,000,000        Auraria Foundation Project, CGIC Insured, 6.00%, 09/01/15 .................................     $ 1,014,540
   3,250,000        University of Denver Project, Connie Lee Insured, 6.625%, 06/01/13 ........................       3,398,883
     300,000        University of Denver Project, Series B, Pre-Refunded, 9.00%, 12/01/07 .....................         323,556
                Colorado Springs Hospital Revenue,
      75,000        Memorial Hospital, Pre-Refunded, 8.75%, 12/15/07 ..........................................          80,744
   5,575,000        Refunding, MBIA Insured, 6.00%, 12/15/15 ..................................................       5,638,109
  10,955,000        Refunding, MBIA Insured, 6.00%, 12/15/24 ..................................................      10,989,399
                Colorado Springs Utilities System Revenue,
     295,000        Series 1988-A, Pre-Refunded, 8.00%, 11/15/20 ..............................................         303,139
   9,000,000        Series A, 6.10%, 11/15/24 .................................................................       9,074,520
   1,090,000    Colorado State, Board Community Colleges and Occupational Educational Revenue, Red Rocks
                 Community College Project, AMBAC Insured, 6.00%, 11/01/19 ....................................       1,102,895
                Colorado Water Resources and Power Development Authority Revenue,
   1,765,000        Clean Water Revenue, Series A, 6.15%, 09/01/11 ............................................       1,837,189
   1,000,000        Clean Water Revenue, Series A, 6.30%, 09/01/14 ............................................       1,043,930
     750,000        Small Water Resources, Series A, FGIC Insured, 6.70%, 11/01/12 ............................         799,605
      65,000        Stagecoach Project, Pre-Refunded, 8.00%, 11/01/17 .........................................          71,377
                Denver City and County Airport System Revenue,
   4,000,000        Series A, 7.50%, 11/15/23 .................................................................       4,324,400
   4,000,000        Series A, 8.50%, 11/15/23 .................................................................       4,550,840
   2,000,000        Series A, 5.50%, 11/15/25 .................................................................       1,873,220
   7,500,000        Series A, Pre-Refunded, 7.50%, 11/15/12 ...................................................       8,610,900
   1,000,000        Series D, 7.75%, 11/15/13 .................................................................       1,155,400
     100,000    Denver City and County Excise Tax Revenue, BIG Insured, Pre-Refunded, 8.30%, 09/01/14 .........         105,169
   1,880,000    Denver City and County IDR, University of Denver Project, 7.50%, 03/01/11 .....................       2,018,406
                Denver City and County Revenue,
   3,150,000        Children's Hospital Association Project, FGIC Insured, 6.00%, 10/01/15 ....................       3,200,432
     150,000        Refunding, St. Anthony's Hospital, Sisters of Charity Health Care System, Series A, MBIA Insured,
                     Pre-Refunded, 7.75%, 05/01/14 ............................................................         163,709
     290,000    Denver City and County SFMR, Series A, GNMA Secured, 8.125%, 12/01/20 .........................         299,492
   2,000,000    Denver City and County Special Facilities Airport Revenue, United Airlines Project, Series A,
                 6.875%, 10/01/32 .............................................................................       2,028,860
   1,000,000    Donala Colorado Water and Sanitary District, Improvement Series B, 6.50%, 12/01/14 ............       1,033,630
   4,100,000    Douglas County, School District No. 1, Douglas and Elvert Counties, Improvement Series A,
                 MBIA Insured, 6.50%, 12/15/16 ................................................................       4,406,721
                El Paso County,
     155,000        HMR, Series A, GNMA Secured, 8.00%, 03/01/21 ..............................................         161,053
     125,000        HMR, Series B, GNMA Secured, 8.125%, 11/01/13 .............................................         130,585
     100,000        Revenue, Refunding, St. Francis Hospital System, Sisters of Charity Health Care System,
                     Series A, MBIA Insured, Pre-Refunded, 7.75%, 05/01/14 ....................................         107,529
                El Paso County, School District No. 20, GO, Series B,
      20,000        8.00%, 12/01/06 ...........................................................................          20,727
      30,000        Pre-Refunded, 8.00%, 12/01/06 .............................................................          31,407
   1,500,000    Estes Park Urban Renewal Authority, Tax Increment Revenue, Pre-Refunded, 7.625%, 05/15/08 .....       1,630,050
   1,035,000    Foothill Metropolitan Recreational and Park District, Golf Course Revenue, Series A, Pre-Refunded,
                    8.00%, 11/15/04 ...........................................................................       1,091,718
     190,000    Fort Collins IDR, Vipont Pharmaceutical, Inc. Project, Pre-Refunded, 9.25%, 08/01/13 ..........         210,077
     500,000    Fort Collins PCR, Anheuser-Busch Co. Project, Series 1984, 7.375%, 12/01/14 ...................         514,730
     250,000    Frisco Fire Protection District, Refunding and Improvement, 7.20%, 12/01/05 ...................         264,243
                Guam Airport Authority Revenue, Refunding, Series A,
     400,000        6.375%, 10/01/10 ..........................................................................         406,160
     800,000        6.50%, 10/01/23 ...........................................................................         805,384
 $ 1,000,000    Guam Power Authority Revenue, Series A, 6.375%, 10/01/08.......................................    $  1,023,650
                Jefferson County, District Wide Sales Tax Revenue, Local Improvement District,
   7,450,000        MBIA Insured, 6.30%, 06/01/22 .............................................................       7,681,099
     200,000        Pre-Refunded, 8.20%, 12/01/13 .............................................................         216,370
   1,000,000    Jefferson County School District No. R-001, AMBAC Insured, 6.25%, 12/15/12 ....................       1,044,740
     595,000    Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 ....................         628,564
     750,000    La Plata County School District No. 9-R, Durango COP, FGIC Insured, 7.40%, 11/15/07 ...........         794,573
                Lakewood MFHR Mortgage, FHA Insured Mortgage,
   1,235,000        6.65%, 10/01/25 ...........................................................................       1,261,108
   3,025,000        6.70%, 10/01/36 ...........................................................................       3,076,788
     250,000    Larimer County Health Care Facilities Revenue, Refunding, Western Health Network, Inc.,
                 BIG Insured, 7.625%, 01/01/12 ................................................................         265,868
                Las Animas County School District No. 1, Refunding,
   1,000,000        6.15%, 12/01/08 ...........................................................................         987,210
     935,000        6.20%, 12/01/10 ...........................................................................         923,584
                Left Hand Water District, Water Revenue Bonds, MBIA Insured,
   1,400,000        5.70%, 11/15/15 ...........................................................................       1,390,172
     735,000        Boulder and Weld Counties, Pre-Refunded, 7.40%, 11/15/09 ..................................         816,614
     575,000    Logan County, SFMR, Refunding, Series A, 8.50%, 11/01/11 ......................................         591,531
     910,000    Louisville Water District GO, Refunding, FGIC Insured, 7.20%, 12/01/09 ........................         951,350
     350,000    Mesa County Sales Tax Revenue, Refunding, MBIA Insured, 7.75%, 12/01/13 .......................         372,474
     575,000    Metropolitan of Denver Revenue, Sewer Disposal District No. 1, Series A, MBIA Insured,
                 Pre-Refunded, 7.60%, 04/01/14 ................................................................         613,146
   1,850,000    Montrose County COP, 6.35%, 06/15/06 ..........................................................       1,911,300
     450,000    Northern Colorado Water Conservancy District Revenue, Municipal Sub-District, Series D,
                   7.75%,12/01/12 .............................................................................         462,060
     540,000    Pueblo County COP, Public Parking, 6.90%, 07/01/15 ............................................         543,996
   4,395,000    Pueblo County, MBIA Insured, 6.00%, 06/01/16 ..................................................       4,439,697
   1,000,000    Pueblo County School District No. 70, Pueblo Rural, GO, AMBAC Insured, 6.40%, 12/01/14 ........       1,053,460
   1,000,000    Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding, AMBAC Insured,
                   6.10%, 12/01/15 ............................................................................       1,032,530
      55,000    Puerto Rico Commonwealth, Aqueduct and Sewer Authority Revenue, Refunding, Series 1985-A,
                 FSA Insured, Pre-Refunded, 9.00%, 07/01/09 ...................................................          69,408
   1,275,000    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Refunding, Series X,
                   5.50%, 07/01/19.............................................................................       1,197,697
   1,000,000    Puerto Rico Commonwealth Highway Authority, Highway Revenue, Pre-Refunded, Series Q,
                 8.00%, 07/01/18 ..............................................................................       1,135,770
                Puerto Rico Electric Power Authority, Power Revenue,
     155,000        Refunding, Series 1989-N, 7.125%, 07/01/14 ................................................         165,577
      50,000        Series 1987-L, Pre-Refunded, 8.40%, 07/01/15 ..............................................          52,801
      20,000    Puerto Rico HFC Revenue, SFMR, Portfolio No. 1, Series 1988-A, GNMA Secured, 7.80%, 10/15/21 ..          20,816
     600,000    Puerto Rico Industrial, Medical and Environmental Facilities, PCFA, Baxter Travenol Labs,
                 Series A, 8.00%, 09/01/12 ....................................................................         651,780
   1,335,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities, Financing
                 Authority, Industrial Revenue, Guaynabo Municipal Government Center, Series A, 5.625%, 07/01/15      1,206,533
     145,000    Puerto Rico Municipal Finance Agency, Series 1988-A, 8.25%, 07/01/08 ..........................         157,070
                Regional Transportation District, Sales Tax Revenue,
   1,080,000        Refunding, FGIC Insured, 6.25%, 11/01/12 ..................................................       1,125,425
     100,000        Series 1988, Pre-Refunded, 8.00%, 11/01/08 ................................................         107,488
     695,000    Southwestern SFMR, Refunding, Series A, 7.375%, 09/01/11 ......................................         719,818
     210,000    Summit County SFMR, Series A, 7.50%, 12/01/11 .................................................         218,402
   2,750,000    Summit County Sports Facilities Revenue, Refunding, Keystone Resorts Project, Ralston Purina Co.,
                 7.875%, 09/01/08 .............................................................................       3,186,288
 $ 7,000,000    University of Colorado, Hospital Authority Revenue, Series A, AMBAC Insured, 6.40%, 11/15/22 ..     $ 7,260,820
   2,000,000    Westminster City Sales and Use Tax Revenue, Refunding & Improvement, FGIC Insured,
                    7.00%, 12/01/08 ...........................................................................       2,141,800
                                                                                                                 --------------
                      Total Long Term Investments (Cost 207,935,237)...........................................     218,386,690
                                                                                                                 --------------
           a    Short Term Investments  1.5%
                Colorado Health Facilities Authority Revenue,
     400,000        Boulder Community Hospital Project, MBIA Insured, Weekly VRDN and Put, 3.40%, 10/01/14 ....         400,000
   1,500,000        Sisters of Charity Health, Weekly VRDN and Put, 3.40%, 05/15/22 ...........................       1,500,000
   1,400,000    Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly VRDN and Put,
                 3.10%, 12/01/15 ..............................................................................       1,400,000
                                                                                                                 --------------
                      Total Short Term Investments (Cost $3,300,000) ..........................................       3,300,000
                                                                                                                 --------------
                          Total Investments (Cost $211,235,237)  99.3% ........................................     221,686,690
                          Other Assets and Liabilities, Net  .7%...............................................       1,512,136
                                                                                                                 --------------
                          Net Assets  100.0%...................................................................    $223,198,826
                                                                                                                 ==============
                At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $211,236,125 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of valver tax cost ....................................................................   $  11,080,587
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ................................................................        (630,022)
                                                                                                                 --------------
                  Net unrealized appreciation .................................................................   $  10,450,565
                                                                                                                 ==============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Agency/Authority
HFC      - Housing Finance Corp.
HMR      - Home Mortgage Revenue
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
SF       - Single Family
SFMR     - Single Family Mortgage Revenue

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Connecticut Tax-Free Income Fund                                                            (Note 1)
                Long Term Investments  97.9%

                Bridgeport GO,
  $  300,000        Series A, 7.25%, 06/01/00 .................................................................      $  317,592
     600,000        Series A, Pre-Refunded, 7.625%, 01/15/09 ..................................................         656,244
   1,375,000        Series B, 7.55%, 11/15/00 .................................................................       1,479,679
   3,750,000        Series B, Pre-Refunded, 7.75%, 11/15/10 ...................................................       4,246,763
     425,000        Series B, State Guaranteed, Pre-Refunded, 7.30%, 01/15/09 .................................         461,040
     750,000        Unlimited Tax, Series A, ETM, 7.30%, 03/01/99 .............................................         799,463
                Connecticut HFA, Housing Mortgage Finance, State Program,
      75,000        Series A, 7.60%, 11/15/05 .................................................................          77,576
   1,135,000        Series A, Sub-Series 2, 7.20%, 11/15/08 ...................................................       1,196,562
     245,000        Series B, 7.20%, 11/15/09 .................................................................         252,749
  17,485,000        Series B, 6.75%, 11/15/23 .................................................................      18,241,576
   1,250,000        Series B, Sub-Series 1, 6.05%, 05/15/18 ...................................................       1,240,913
     270,000        Series B-1, 7.55%, 11/15/08 ...............................................................         276,097
   1,615,000        Series C, 7.625%, 11/15/17 ................................................................       1,665,824
     500,000        Series C-1, 6.60%, 11/15/23 ...............................................................         516,850
   1,500,000        Series C-2, 6.25%, 11/15/18 ...............................................................       1,503,525
   5,720,000        Series C-2, 6.70%, 11/15/22 ...............................................................       5,823,704
   3,900,000        Series E, 6.30%, 05/15/17 .................................................................       3,943,368
   1,250,000        Sub-Series A-1, 6.10%, 05/15/17 ...........................................................       1,255,700
     640,000        Sub-Series B-1, 6.50%, 05/15/18 ...........................................................         653,286
     700,000        Sub-Series B-1, 6.30%, 05/15/25 ...........................................................         708,603
     475,000        Sub-Series B-2, 6.75%, 05/15/22 ...........................................................         489,578
   1,380,000        Sub-Series G-1, 6.20%, 11/15/16 ...........................................................       1,387,756
     410,000        Sub-Series H-1, 6.00%, 05/15/14 ...........................................................         410,242
                Connecticut Higher Education Supplemental Loan Authority, Series A,
     870,000        7.00%, 11/15/05 ...........................................................................         918,041
     250,000        7.20%, 11/15/10 ...........................................................................         263,708
     425,000        7.50%, 11/15/10 ...........................................................................         445,872
   5,800,000    Connecticut State Development Authority, Health Care Revenue, Masonic Charity of Connecticut,
                 6.50%, 08/01/20...............................................................................       6,016,862
     750,000    Connecticut State Development Authority, PCR, New England Power Co., 7.25%, 10/15/15 ..........         801,225
   2,000,000    Connecticut State Development Authority, Solid Waste Disposal Facilities Revenue,
                 Pfizer, Inc. Project, 7.00%, 07/01/25 ........................................................       2,192,200
   1,000,000    Connecticut State Development Authority, Water Facility Revenue, Refunding, Bridgeport
                 Hydraulic Co. Project, 7.25%, 06/01/20 .......................................................       1,076,380
                Connecticut State Health and Educational Facilities Authority Revenue,
   2,000,000        Abbot Terrace Health Center Project, Series A, 6.00%, 11/01/14 ............................       2,034,360
     635,000        Capital Assets, Series B, 7.00%, 01/01/00 .................................................         669,792
   1,995,000        Capital Assets, Series C, 7.00%, 01/01/20 .................................................       2,150,470
   5,600,000        Choate Rosemary Hall, Series A, 7.00%, 07/01/25 ...........................................       6,126,848
   1,375,000        Hartford University, Series C, Pre-Refunded, 8.00%, 07/01/18 ..............................       1,576,850
   5,000,000        Hartford University, Series D, 6.80%, 07/01/22 ............................................       5,011,350
   1,250,000        Hebrew Home and Hospital, Series A, 7.00%, 08/01/30 .......................................       1,294,788
   1,000,000        Lawrence Memorial Hospital, Series B, MBIA Insured, Pre-Refunded, 7.00%, 07/01/20 .........       1,099,220
     500,000        Lutheran General Health Care System, ETM, 7.375%, 07/01/19 ................................         582,710
   1,000,000        New Britain Memorial Hospital, Series A, 7.75%, 07/01/22 ..................................       1,051,190
   2,905,000        New Horizons Village Project, 7.30%, 11/01/16 .............................................       3,257,435
     975,000        Quinnipiac College, Series C, Pre-Refunded, 7.75%, 07/01/20 ...............................       1,095,257
     615,000        Sacred Heart University, Series A, Pre-Refunded, 6.85%, 07/01/22 ..........................         683,665
   1,000,000        Sacred Heart University, Refunding, Series C, 6.50%, 07/01/16 .............................       1,001,510
   7,000,000        Sacred Heart University, Series C, 6.625%, 07/01/26 .......................................       7,024,710
     275,000        San Raphael Hospital, Series C, AMBAC Insured, Pre-Refunded, 7.50%, 07/01/14 ..............         296,238
                Connecticut State Health and Educational Facilities Authority Revenue, (cont.)
  $  100,000        St. Mary's Hospital, Series B, 7.50%, 07/01/02 ............................................      $  104,631
   1,000,000        St. Mary's Hospital, Series C, Pre-Refunded, 7.375%, 07/01/20 .............................       1,034,390
   1,000,000        Taft School, Series A, 7.375%, 07/01/20 ...................................................       1,110,360
   2,500,000        Taft School, Series C, 6.00%, 07/01/16 ....................................................       2,457,100
   2,200,000        Trinity College, Series E, MBIA Insured, 5.875%, 07/01/26 .................................       2,164,800
  12,350,000        Yale New Haven Hospital, Series F, MBIA Insured, Pre-Refunded, 7.10%, 07/01/25 ............      13,618,222
                Connecticut State Resource Recovery Authority Revenue,
     200,000        American Refunding, Series A, 7.70%, 11/15/01 .............................................         215,060
     200,000        American Refunding, Series A, 8.10%, 11/15/15 .............................................         216,694
     835,000        Bridgeport Resco, Ltd. Partnership Project, Series A, 7.625%, 01/01/09 ....................         864,476
   1,850,000        Connecticut System Bonds, Series B, MBIA Insured, Pre-Refunded, 7.30%, 11/15/12 ...........       1,918,709
     205,000        Wallingford Recovery Project, Series A, 7.125%, 11/15/08 ..................................         212,552
                Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure Purpose, Series A,
                 Pre-Refunded,
     900,000        7.30%, 02/15/08 ...........................................................................         957,330
   2,000,000        7.20%, 02/01/09 ...........................................................................       2,163,840
     200,000    East Haven, Utah Bank Qualified GO, 7.00%, 09/15/07 ...........................................         213,500
     200,000    Griswold GO, AMBAC Insured, 7.50%, 04/01/06 ...................................................         234,166
                Guam Airport Authority Revenue, Series B
     250,000        6.60%, 10/01/10 ...........................................................................         255,105
   1,300,000        6.70%, 10/01/23 ...........................................................................       1,313,091
   5,500,000    Guam Power Authority Revenue, Series A, 6.75%, 10/01/24 .......................................       5,661,480
     210,000    Montville Town GO, Pre-Refunded, 7.35%, 12/01/10 ..............................................         227,707
                New Haven GO,
   2,250,000        Series A, 7.10%, 03/01/97 .................................................................       2,281,095
   4,545,000        Series A, 7.40%, 03/01/12 .................................................................       4,831,426
   2,000,000        Series B, 6.75%, 12/01/05 .................................................................       2,118,780
                Plainfield GO,
     150,000        Series 1988, 7.30%, 09/01/10 ..............................................................         162,627
     335,000        Series 1991, 7.25%, 09/01/05 ..............................................................         365,843
     335,000        Series 1991, 7.30%, 09/01/07 ..............................................................         365,338
     335,000        Series 1991, 7.30%, 09/01/09 ..............................................................         362,895
     100,000    Plainville GO, 7.20%, 06/15/08 ................................................................         103,587
   1,500,000    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series 1988-A,
                 Pre-Refunded, 7.00%, 07/01/19 ................................................................       1,605,570
   1,000,000    Puerto Rico Commonwealth Highway Authority and Transportation Revenue, Series S,
                 Pre-Refunded, 6.625%, 07/01/18 ...............................................................       1,107,340
   1,800,000    Puerto Rico Commonwealth Highway Authority Revenue, Pre-Refunded, Series R, 6.75%, 07/01/05 ...       1,963,008
                Puerto Rico Electric Power Authority, Power Revenue,
     700,000        Series 1991-P, Pre-Refunded, 7.00%, 07/01/11 ..............................................         782,453
   2,950,000        Series P, Pre-Refunded, 7.00%, 07/01/21 ...................................................       3,297,481
   5,000,000        Series T, 6.375%, 07/01/24 ................................................................       5,118,450
     800,000    Puerto Rico HFC, SFMR, Series C, GNMA Insured, 6.85%, 10/15/23 ................................         834,592
   5,000,000    Puerto Rico Municipal Finance Agency, Series 1994-A, 6.50%, 07/01/19 ..........................       5,262,550
                Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Pre-Refunded,
     700,000        Series H, 7.25%, 07/01/17 .................................................................         749,049
   1,000,000        Series J, 7.25%, 07/01/17 .................................................................       1,070,070
   1,130,000    Stratford GO, Unlimited Tax, Pre-Refunded, 7.30%, 03/01/12 ....................................       1,262,583
   6,550,000    Virgin Islands Water and Power Authority, Electric System Revenue, Series A, 7.40%, 07/01/11 ..       6,895,578

                Waterbury GO, Pre-Refunded,
  $  785,000        7.25%, 03/01/03 ...........................................................................      $  875,534
     785,000        7.25%, 03/01/04 ...........................................................................         875,534
     780,000        7.50%, 03/01/07 ...........................................................................         877,750
                                                                                                                 --------------
                      Total Long Term Investments (Cost $162,856,956) .........................................     172,387,717
                                                                                                                 --------------
           a    Short Term Investments  .4%
     800,000    Connecticut State Development Authority, PCR, Refunding, Connecticut Light & Power Co. Project,
                 Series A, Weekly VRDN and Put,  3.40%, 09/01/28 (Cost $800,000)...............................         800,000
                                                                                                                 --------------
                          Total Investments (Cost $163,656,956)  98.3%.........................................     173,187,717
                          Other Assets and Liabilities, Net  1.7% .............................................       2,958,430
                                                                                                                 --------------
                          Net Assets   100.0% .................................................................    $176,146,147
                                                                                                                 ==============


                At August 31, 1996 the net unrealized appreciation based on the cost of investments for income tax purposes of $163,682,666 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ................................................................     $ 9,521,297
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value.................................................................         (16,246)
                                                                                                                 --------------
                  Net unrealized appreciation .................................................................     $ 9,505,051
                                                                                                                 ==============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
ETM      - Escrow to Maturity
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
HFC      - Housing Finance Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
PBA      - Public Building Authority
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                                Value
   Amount      Franklin Indiana Tax-Free Income Fund                                                                  (Note 1)
                Long Term Investments 96.3%

  $  75,000    Allen County COP, Fort Wayne Memorial Coliseum, Pre-Refunded, 8.125%, 11/01/17 ...................      $  78,452
     50,000    Beech Grove EDR, Westvaco Corp., 8.75%, 07/01/10 .................................................         50,597
  1,000,000    Carmel EDR, Refunding, Cool Creek Association, 6.50%, 09/01/15 ...................................      1,016,980
     75,000    Center Grove Central Elementary School Building Corp., First Mortgage, Pre-Refunded, 7.375%,
                07/01/09 ........................................................................................         79,475
     50,000    Chesterton Sewer Revenue, Pre-Refunded, 8.10%, 08/01/07 ..........................................         53,561
    250,000    Clarke County Hospital Association, Refunding, First Mortgage, MBIA Insured, 7.50%, 09/01/07 .....        267,780
               Columbus Sewage Works Revenue,
    710,000      MBIA Insured, 6.50%, 02/15/13 ..................................................................        744,684
    260,000      Series 1990, 7.25%, 02/15/09 ...................................................................        276,211
    500,000    Crawfordsville School Building Corp., First Mortgage, Pre-Refunded, 7.70%, 07/15/11 ..............        560,340
     50,000    Crown Point Redevelopment District, Lake County Tax Increment, 8.10%, 02/01/07 ...................         50,649
  1,000,000    Eastern Hancock Middle School Building Corp., Indianapolis First Mortgage, Refunding, 6.00%,
                01/15/21 ........................................................................................        972,490
  1,750,000    Elkhart County, Hospital Authority Revenue, Goshen Hospital Association, Inc. Project, 7.35%,
                07/01/12 ........................................................................................      1,805,265
    500,000    Elwood Middle School Building Corp., Refunding, First Mortgage, 7.30%, 01/01/08 ..................        539,450
     55,000    Flat Rock-Hawcreek Elementary School Building Corp., First Mortgage, Pre-Refunded, 8.30%,
                01/01/09 ........................................................................................         59,859
  1,000,000    Fort Wayne Hospital Authority Revenue, Parkview Memorial Hospital Project, Series A, FGIC
                Insured, 6.50%, 11/15/12 ........................................................................      1,028,190
    150,000    Franklin Community Elementary School Building Corp., First Mortgage, Pre-Refunded, 7.80%,
                01/01/09 ........................................................................................        157,556
    200,000    Franklin Township of Marion County, Multi-School Building Corp., First Mortgage, Pre-Refunded,
                7.50%, 01/15/12 .................................................................................        217,258
     50,000    Frankton-Lapel School Building Corp., First Mortgage, Pre-Refunded, 7.90%, 01/01/09 ..............         52,559
    500,000    Hamilton Heights High School Building Corp., First Mortgage, Pre-Refunded, 7.375%, 07/15/10 ......        557,790
    125,000    Hamilton Southeastern Building Corp., Consolidated School Building Corp., First Mortgage,
                Pre-Refunded, 8.40%, 01/01/15 ...................................................................        136,260
  3,000,000    Hammond Industrial Sewer and Solid Waste Disposal Revenue, American Maize-Products Co.
                Project, Series A, 8.00%, 12/01/24 ..............................................................      3,292,260
  1,500,000    Hammond Multi-School Building Corp., Refunding, First Mortgage, Series A, 6.20%, 07/10/15 ........      1,508,565
    300,000    Hammond PCR, Stauffer Chemical Project, Guaranteed Imperial 82, 8.00%, 11/01/12 ..................        334,017
               Indiana Bond Bank, Special Program,
     35,000      Series 1986-C, 8.00%, 08/01/11 .................................................................         36,150
    300,000      Series 1988-A, Pre-Refunded, 8.375%, 02/01/18 ..................................................        310,122
    250,000      Series 1990-A, 7.50%, 02/01/20 .................................................................        267,860
               Indiana Health Facility Financing Authority, Hospital Revenue,
    500,000      Bartholomew Indiana County Hospital, CGIC Insured, Pre-Refunded, 7.75%, 08/15/20 ...............        563,205
    750,000      Community Hospitals of Indiana, MBIA Insured, Pre-Refunded, 7.00%, 07/01/21 ....................        834,893
  1,250,000      Hancock Memorial Hospital Project, Series 1990, 8.30%, 08/15/20 ................................      1,332,150
  1,835,000      Jackson County Schneck Memorial Hospital, 7.50%, 02/15/22 ......................................      1,924,218
  1,280,000      Methodist Hospital, Inc., 6.75%, 09/15/09 ......................................................      1,332,160
  1,000,000      Refunding and Improvement, Community Hospitals Projects, MBIA Insured, 5.70%, 05/15/22 .........        954,550
     55,000      St. Anthony's Medical Center/Home, Inc., Pre-Refunded, 9.25%, 10/01/17 .........................         59,010
  1,000,000      St. Anthony's Medical Center/Home, Inc., Series A, 7.00%, 10/01/17 .............................      1,039,740
     50,000      Welborn Memorial Baptist Hospital Project, Pre-Refunded, 8.00%, 07/01/02 .......................         52,578
               Indiana Municipal Power Agency, Power Supply System Revenue, Refunding, Series A,
     65,000      5.75%, 01/01/18 ................................................................................         61,266
  2,250,000      5.50%, 01/01/23 ................................................................................      2,087,843

               Indiana State Educational Facilities Authority Revenue,
 $  175,000      Anderson University Project, 8.40%, 10/01/08 ...................................................     $  188,871
    175,000      Butler University Project No. 2, Series B, FGIC Insured, Pre-Refunded, 8.00%, 11/01/09 .........        191,485
    100,000      Refunding, Valparaiso University Project, BIG Insured, Pre-Refunded, 7.80%, 10/01/08 ...........        108,861
    500,000      University of Evansville, 8.125%, 11/01/10 .....................................................        571,750
               Indiana State HFA, SFMR,
     20,000      Series A, 7.875%, 01/01/17 .....................................................................         20,756
     55,000      Series A, GNMA Secured, 8.125%, 07/01/06 .......................................................         57,482
    460,000      Series F-2, GNMA Secured, 7.75%, 07/01/22 ......................................................        482,568
  1,000,000    Indiana State Office Building Commission, Correctional Facilities Program Revenue, 6.375%,
                07/01/16 ........................................................................................      1,008,800
     95,000    Indiana State Vocational Technical College Building Facilities, Student Fee, Series B, MBIA
                Insured, Pre-Refunded, 7.90%, 07/01/07 ..........................................................        101,366
    100,000    Indiana Transportation Finance Authority, Highway Revenue, Series A, Pre-Refunded, 8.125%,
                06/01/11 ........................................................................................        108,242
    200,000    Indiana University, Hospital Facilities Revenue, 7.30%, 01/01/03 .................................        214,072
               Indianapolis Airport Authority, Indianapolis International Airport Revenue,
  1,460,000      6.50%, 11/15/31 ................................................................................      1,430,172
     85,000      BIG Insured, 8.30%, 07/01/18 ...................................................................         91,232
               Indianapolis Local Public Improvement Bond Bank,
  2,300,000      Refunding, Series D, 6.75%, 02/01/20 ...........................................................      2,365,044
  2,540,000      Refunding, Series D, 6.50%, 02/01/22 ...........................................................      2,574,061
    225,000      Series D, Pre-Refunded, 8.50%, 02/01/18 ........................................................        241,754
               Indianapolis Resource Recovery Revenue, Ogden Martin System, Inc., 7.90%, 12/01/08,
    100,000      Series A  ......................................................................................        103,772
    150,000      Series B .......................................................................................        155,658
    500,000    Jasper County PCR, Refunding, Collateralized, Northern Indiana Public Service Co., MBIA Insured,
                7.10%, 07/01/17 .................................................................................        536,720
    300,000    Jefferson County Hospital Authority Facility Revenue, Refunding, King's Daughters' Hospital,
                8.50%, 08/15/13..................................................................................        321,420
     50,000    Kendallville Sewage Works Revenue, GO, Pre-Refunded, 7.60%, 07/01/07 .............................         53,127
               Kokomo Hospital Authority Revenue, Refunding, St. Joseph's Hospital and Health Center of Kokomo,
                Pre-Refunded, 8.75%, 02/15/13,
    300,000      Series A .......................................................................................        330,336
    225,000      Series B .......................................................................................        247,752
  2,100,000    Lake Central Industrial Multi-School Building, First Mortgage, MBIA Insured, 6.50%, 01/15/14 .....      2,203,698
     95,000    Madison County Authority, Anderson Hospital Revenue, Refunding, Series A, BIG Insured, 8.00%,
                01/01/14.........................................................................................        100,485
    100,000    Manchester Community, Elementary School Building Corp., First Mortgage, Pre-Refunded,
                7.80%, 01/01/12 .................................................................................        108,060
    250,000    Marion County Convention and Recreational Facilities Authority, Excise Tax Revenue, Lease Rental,
                Series A, AMBAC Insured, 7.00%, 06/01/21 ........................................................        270,930
  1,000,000    Merrillville Multi-School Building Corp., First Mortgage, Pre-Refunded, 7.50%, 07/15/09 ..........      1,115,580
    300,000    Monroe County, Hospital Authority Revenue, Bloomington Hospital Project, MBIA Insured,
                6.70%, 05/01/12 .................................................................................        320,226
  2,000,000    Muncies Edit Building Corp., Industrial First Mortgage, Series A, AMBAC Insured, 6.60%, 12/01/17 .      2,094,800
  2,220,000    New Prairie Unified School Building Corp., Revenue, Refunding, First Mortgage, 5.80%, 07/05/11 ...      2,233,986
     85,000    North Lawrence Community School, COP, Multi-School Building Corp., Pre-Refunded, 8.10%,
                01/01/10 ........................................................................................         90,799
     60,000    North Montgomery Elementary School Building Corp., COP, Pre-Refunded, 8.375%, 07/01/08 ...........         64,303
    125,000    Northridge High School Additions, Building Corp., Middlebury, First Mortgage, Pre-Refunded, 8.00%,
                12/30/08.........................................................................................        135,381
    100,000    Perry Township Multi-School Building Corp. Revenue, First Mortgage, Pre-Refunded, 7.80%, 01/01/03         106,507
               Peru Community School Building Corp., First Mortgage, Pre-Refunded,
 $  150,000      Series 1988, 7.90%, 07/01/08 ...................................................................     $  163,922
    100,000      Series 1989, 7.80%, 01/01/11 ...................................................................        109,063
               Princeton PCR, Refunding, Public Service Co. of Indiana Project, Series C,
    300,000      BIG Insured, 7.60%, 03/15/12 ...................................................................        310,026
    250,000      MBIA Insured, 7.375%, 03/15/12 .................................................................        268,635
    150,000    South Bend Redevelopment Authority Lease Revenue, Rental Parking Facility Project, Pre-Refunded,
                7.90%, 02/01/07 .................................................................................        157,551
    225,000    Southern Hancock County Community School Corp., COP, AMBAC Insured, Pre-Refunded, 7.10%,
                07/01/11.........................................................................................        244,478
    500,000    Steuben County Metropolitan School District, COP, 6.90%, 01/01/08 ................................        528,335
    750,000    Sullivan Industrial PCR, Refunding, Hoosier Energy, Meron Project, 7.10%, 04/01/19 ...............        797,678
    250,000    Twin Lakes School Building Improvement Corp., First Mortgage, Pre-Refunded, 7.50%, 01/15/08 ......        271,280
     50,000    Warsaw High School Building Corp., First Mortgage, Pre-Refunded, 8.10%, 01/01/09 .................         54,290
                                                                                                                  --------------
                     Total Long Term Investments (Cost $45,579,482) .............................................    $47,951,307
                                                                                                                  --------------
          a    Short Term Investments   1.6%
    500,000    Fort Wayne Indiana Hospital Authority Revenue, Parkview Memorial Hospital, Series B, Weekly
                VRDN and Put, 3.45%, 01/01/16 ...................................................................        500,000
    300,000    Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly VRDN and Put, 3.10%,
                12/01/15 ........................................................................................        300,000
                                                                                                                 --------------
                     Total Short Term Investments (Cost $800,000)................................................        800,000
                                                                                                                 --------------
                         Total Investments (Cost $46,379,482)  97.9% ............................................     48,751,307
                         Other Assets and Liabilities, Net  2.1%.................................................      1,039,810
                                                                                                                 --------------
                         Net Assets   100.0% ....................................................................    $49,791,117
                                                                                                                 ==============


               At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $46,379,482 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                excess of value over tax cost....................................................................   $  2,440,858
                 Aggregate gross unrealized depreciation for all investments in which there was an
                excess of tax cost over value....................................................................       (69,033)
                                                                                                                 --------------
                 Net unrealized appreciation.....................................................................   $  2,371,825
                                                                                                                 ==============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
EDR      - Economic Development Revenue
FGIC     - Financial Guaranty Insurance Co.


GNMA     - Government National Mortgage Association
GO       - General Obilgation
HFA      - Housing Finance Authority/Agency
MBIA     - Municipal Bond Investors Assurance Corp.
PCR      - Pollution Control Revenue
SFMR     - Single Family Mortgage Revenue

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


   Face                                                                                                                 Value
  Amount     Franklin Michigan Tax-Free Income Fund                                                                   (Note 1)
             Long Term Investments  91.8%

 $100,000    Allegan Public School District, AMBAC Insured, 5.75%, 05/01/22 ......................................    $  96,992
  125,000    Big Rapids Public School District, Building and Site, FGIC Insured, 5.625%, 05/01/25 ................      118,611
  100,000    Brandon School District, FGIC Insured, 5.75%, 05/01/20 ..............................................       98,341
  100,000    Caledonia Community Schools, MBIA Insured, 5.85%, 05/01/22 ..........................................       99,073
  100,000    Dearborn EDC Hospital Revenue, Oakwood Obligation Group, Series A, FGIC Insured, 5.75%, 11/15/15.....       97,719
  200,000    Detroit City School District, Series A, AMBAC Insured, 5.70%, 05/01/25 ..............................      194,214
  100,000    Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured, 5.75%, 02/15/25 .....       96,078
  500,000    Gogebic-Iron Wastewater Authority, Wastewater Treatment System Revenue, Refunding, MBIA Insured,
              6.05%, 01/01/25 ....................................................................................      502,215
  150,000    Grosse Ile Township School District, Refunding, FGIC Insured, 6.00%, 05/01/22 .......................      150,219
  100,000    Huron Valley School District, FGIC Insured, 5.875%, 05/01/16 ........................................      100,030
  120,000    Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Borgess Medical Center, Series A,
              AMBAC Insured, 5.625%, 06/01/14 ....................................................................      115,622
  100,000    Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Refunding and Improvement,
              Bronson Methodist, MBIA Insured, 5.875%, 05/15/26 ..................................................       97,994
  220,000    Lincoln Consolidated School District, Refunding, FGIC Insured, 5.85%, 05/01/21 ......................      218,277
  100,000    Michigan State HDA, SFMR, Refunding, Series B, 6.20%, 06/01/27 ......................................       97,707
  100,000    Michigan State Hospital Finance Authority Revenue, Sparrow Obligated Group, MBIA Insured, 5.9%, 11/15/26    98,056
  100,000    Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Refunding, Series M, 5.75%, 07/01/15    96,756
  100,000    Zeeland Public Schools, Refunding, Series B, MBIA Insured, 6.05%, 05/01/19 .........................       101,082
                                                                                                                 --------------
                   Total Long Term Investments (Cost $2,375,077).................................................     2,378,986
                                                                                                                 --------------
        a    Short Term Investments  3.9%
  100,000    Bruce Township, Hospital Finance Authority, Health Care System Revenue, Sisters Charity St. Joseph-B,
              MBIA Insured, Weekly VRDN and Put, 3.30%, 05/01/18 (Cost $100,000).................................       100,000
                                                                                                                 --------------
                       Total Investments (Cost $2,475,077)  95.7% ................................................    2,478,986
                       Other Assets and Liabilities, Net  4.3% ..................................................       110,915
                                                                                                                 --------------
                       Net Assets  100.0%.........................................................................   $2,589,901
                                                                                                                 ==============

             At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $2,475,077 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an
              excess of value over tax cost.......................................................................    $  14,330
               Aggregate gross unrealized depreciation for all investments in which there was an
                excess of tax cost over value....................................................................       (10,421)
                                                                                                                 --------------
               Net unrealized appreciation........................................................................     $  3,909
                                                                                                                 ==============


PORTFOLIO ABBREVIATIONS:
AMBAC     - American Municipal Bond Assurance Corp.
EDC       - Economic Development Corp.
FGIC      - Financial Guaranty Insurance Co.
HDA       - Housing Development Authority/Agency
MBIA      - Municipal Bond Investors Assurance Corp.
PBA       - Public Building Authority
SFMR      - Single Family Mortgage Revenue

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin New Jersey Tax-Free Income Fund                                                             (Note 1)
                Long Term Investments  98.0%

$  1,000,000    Allamuchy Town Board of Education, COP, MBIA Insured, 6.00%, 11/01/14 .........................     $ 1,011,260
   2,000,000    Atlantic City Municipal Utilities Authority Revenue, Water System, Pre-Refunded, 7.75%, 05/01/17      2,238,420
   9,500,000    Atlantic County Improvement Authority, Luxury Tax Revenue, Convention Center Project, MBIA
                 Insured, ETM, 7.40%, 07/01/16 ................................................................      11,028,740
                Atlantic County Utilities Authority, Solid Waste Revenue, Series 1992,
   2,000,000        7.00%, 03/01/08 ...........................................................................       1,953,840
   6,600,000        7.125%, 03/01/16 ..........................................................................       6,447,342
   2,000,000    Bedminister Township Board of Education, COP, 7.125%, 09/01/10 ................................       2,197,720
                Bergen County Utility Authority, Solid Waste System Revenue, Series A, FGIC Insured,
   1,325,000        6.25%, 06/15/11 ...........................................................................       1,376,861
     100,000        Pre-Refunded, 7.75%, 03/15/13 .............................................................         105,395
     100,000    Bridgeview Manor Housing Corp. Revenue, Series A, Pre-Refunded, 8.20%, 12/01/08 ...............         106,896
   5,400,000    Cape May County, IPC, Financing Authority Revenue, Refunding, Atlantic City Electric Co., Series A,
                 MBIA Insured, 6.80%, 03/01/21.................................................................       6,132,240
   2,750,000    Carteret Board of Education, COP, MBIA Insured, 6.25%, 04/15/19 ...............................       2,832,830
   1,890,000    Church Street Corp., Keansburg Elderly Housing Mortgage Revenue, Refunding, 5.625%, 03/01/11 ..       1,825,551
     200,000    Delaware River, Joint Toll Bridge System Commission Revenue, Series I-78, Pre-Refunded, 7.875%,
   07/01/18     ........................................................................................216,380
   4,200,000    Delaware River and Bay Authority, Delaware Authority Revenue, FGIC Insured, 5.25%, 01/01/26 ...       3,820,992
   1,000,000    Delaware River Port Authority, Pennsylvania and New Jersey River Bridges Revenue,
                 AMBAC Insured, 7.375%, 01/01/07 ..............................................................       1,072,680
  24,000,000    Delaware River Port Authority Revenue, Pennsylvania and New Jersey, Series 1995, FGIC Insured,
                   5.50%, 01/01/26.............................................................................      22,730,160
   2,510,000    Essex County Improvement Authority GO, Lease Revenue, MBIA Insured, 6.00%, 12/01/17 ...........       2,538,087
   3,000,000    Evesham Municipal Utilities Authority Revenue, Series B, MBIA Insured, 7.00%, 07/01/10 ........       3,200,730
   3,675,000    Evesham Township Board of Education, COP, FGIC Insured, 6.875%, 09/01/11 ......................       3,999,319
                Gloucester County Improvement Authority Revenue,
   1,000,000        Justice Complex Lease Project, Pre-Refunded, 7.50%, 12/15/10 ..............................       1,098,380
     275,000        Solid Waste Resource Recovery, SES Gloucester Co., Limited Partnership Project, Series B,
                     8.375%, 07/01/10 .........................................................................         286,019
   2,000,000    Gloucester County, Industrial Refunding, Mobil Oil Refinance Corp. Project, 5.625%, 12/01/28 ..       1,909,800
   4,670,000    Hamilton Township Board of Education, COP, Series B, FSA Insured, 7.00%, 12/15/15 .............       5,036,455
   1,750,000    Howell Township, GO, Refunding, FGIC Insured, 6.80%, 01/01/14 .................................       1,882,300
     100,000    Howell Township Municipal Utilities Authority Revenue, Monmouth County, BIG Insured,
                 Pre-Refunded, 7.375%, 01/01/14 ...............................................................         107,506
   2,550,000    Hudson County Correctional Facility, COP, BIG Insured, Pre-Refunded, 7.60%, 12/01/21 ..........       2,781,362
   2,000,000    Hudson County Improvement Authorities Facilities Lease Revenue, Hudson County Lease Project,
                 FGIC Insured, 6.00%, 12/01/25 ................................................................       2,015,260
   1,000,000    Jersey City Sewer Authority Revenue, Refunding, FGIC Insured, Pre-Refunded, 7.00%, 01/01/19 ...       1,024,950
                Lacey Municipal Utilities Authority, Water Revenue, MBIA Insured,
   1,225,000        6.125%, 12/01/14 ..........................................................................       1,266,748
   2,500,000        6.10%, 12/01/23 ...........................................................................       2,558,150
   2,500,000    Mercer County Improvement Authority Revenue, Library Systems, Series A, 6.00%, 12/01/14 .......       2,520,875
                Middlesex County COP, MBIA Insured,
   1,500,000        6.00%, 08/15/14 ...........................................................................       1,533,540
   2,300,000        6.125%, 02/15/19 ..........................................................................       2,363,756
   2,000,000    Middlesex County Improvement Authority Revenue, Guaranteed Educational Services, Commission
                 Project, 6.00%, 09/15/14 .....................................................................       2,043,760
   2,100,000    Middlesex County Utilities Authority, Sewer Revenue, Refunding, Series A, FGIC Insured,
                 5.375%, 09/15/15..............................................................................       2,002,560
     100,000    Monmouth County Improvement Authority Revenue, Wall and Keyport Projects, BIG Insured,
                 Pre-Refunded, 7.90%, 07/15/13 ................................................................         108,645

                New Jersey EDA,
 $ 5,000,000        Clara Maas Health Systems, FSA Insured, 5.00%, 07/01/25 ...................................     $ 4,348,550
     575,000        First Mortgage Gross Revenue, Mega Care, Inc. Project, Pre-Refunded, 8.625%, 08/01/07 .....         609,903
   6,370,000        Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%, 12/01/10 ............       6,239,670
   3,375,000        Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%, 12/01/04 ............       3,355,661
   2,720,000        Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%, 12/01/07 ............       2,680,805
     550,000        Jersey Central Power and Light, 7.10%, 07/01/15 ...........................................         588,308
   3,000,000        Market Transition Facilities Revenue, Senior Lien, Series A, MBIA Insured, 5.875%, 07/01/11       3,054,570
   6,000,000        Middlesex Water Co. Project, Water Facilities Revenue, 7.25%, 07/01/21 ....................       6,446,520
   8,200,000        Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series A, AMBAC Insured,
                     6.25%, 08/01/24...........................................................................       8,407,952
   7,810,000        Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series B, 7.25%, 03/01/21     8,147,939
   1,625,000        Performing Arts Center Site Revenue, Pre-Refunded, 6.75%, 06/15/12 ........................       1,712,165
   1,640,000        School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 09/01/16 ....................       1,605,954
     385,000        Series M, 7.90%, 12/01/08 .................................................................         400,596
   4,010,000        Series N, 6.90%, 12/01/11 .................................................................       4,250,239
     450,000        Series P, 6.90%, 12/01/11 .................................................................         476,960
   2,500,000        State Lease Revenue Refunding, Liberty State Park Lease Rental, AMBAC Insured, 5.75%,
                     03/15/20 .................................................................................       2,461,925
   3,315,000        State Lease Revenue Refunding, Liberty State Park Lease Rental, AMBAC Insured, 5.75%,
                     03/15/22 .................................................................................       3,266,933
   7,440,000        Terminal GATX Corp. Project, 6.65%, 09/01/22 ..............................................       7,728,970
   1,000,000        Water Facilities Revenue Refunding, Hackensack Water Co., Series A, MBIA Insured, 5.80%,
                     03/01/24 .................................................................................         987,800
                New Jersey Health Care Facilities Financing Authority Revenue,
   2,500,000        Atlantic City Medical Center, Series C, 6.80%, 07/01/11 ...................................       2,632,675
   1,000,000        Berkeley Heights Convalescent Hospital, AMBAC Insured, 5.00%, 07/01/26 ....................         866,790
   3,380,000        Beth Israel Hospital Association Passaic, 7.80%, 07/01/04 .................................       3,596,185
   1,000,000        Beth Israel Hospital Association Passaic, Refunding, 7.875%, 07/01/07 .....................       1,065,880
   9,490,000        Cathedral Health, Series A, FHA Insured, 7.25%, 02/15/10 ..................................      10,165,214
   2,020,000        Cathedral Health, Series A, FHA Insured, 7.25%, 02/15/21 ..................................       2,158,794
   1,000,000        Clara Maas Medical Center, Series B, Pre-Refunded, 7.30%, 07/01/09 ........................       1,091,820
   2,435,000        Clara Maas Medical Center, Series B, Pre-Refunded, 7.25%, 07/01/19 ........................       2,655,392
     100,000        Community Memorial Hospital Association, Series C, 8.00%, 07/01/14 ........................         106,762
   5,445,000        East Orange General Hospital, Series B, 7.75%, 07/01/20 ...................................       5,758,469
   4,890,000        Elizabeth General Medical Center, Series C, 7.375%, 07/01/15 ..............................       5,065,307
   3,150,000        Franciscan St. Mary's Hospital, 5.875%, 07/01/12 ..........................................       3,007,715
   2,400,000        Hackensack Medical Center, FGIC Insured, 6.25%, 07/01/21 ..................................       2,438,568
   4,000,000        Holy Name Hospital, Series B, AMBAC Insured, 7.00%, 07/01/08 ..............................       4,333,760
   2,500,000        Jersey Shore Medical Center, Revenue Refunding, AMBAC Insured, 5.875%, 07/01/24 ...........       2,491,250
   5,000,000        John F. Kennedy Health Systems, Obligation Group Revenue, FGIC Insured, 5.70%, 07/01/25 ...       4,875,250
     230,000        Kennedy Memorial Hospitals-University Medical Center, Inc., Series D, 7.875%, 07/01/09 ....         245,226
   4,900,000        Monmouth Medical Center, Series C, CGIC Insured, 6.25%, 07/01/16 ..........................       5,048,029
   8,250,000        Monmouth Medical Center, Series C, CGIC Insured, 6.25%, 07/01/24 ..........................       8,468,213
   1,800,000        Morristown Memorial Hospital, Series C, 7.125%, 07/01/08 ..................................       1,907,154
     125,000        New Jersey Geriatric Center of Workmen's Circle, Inc., Series A, FHA Mortgage Insured,
                     8.00%, 02/01/28 ..........................................................................         133,270
   3,630,000        Newcomb Medical Center, Series A, 7.875%, 07/01/03 ........................................       3,887,875
   8,500,000        Overlook Hospital Association, Series E, FGIC Insured, 6.70%, 07/01/13 ....................       8,826,485
   3,565,000        Pascack Valley Hospital, 6.90%, 07/01/21 ..................................................       3,604,999
  10,000,000        Riverview Medical Center, 5.875%, 07/01/16 ................................................       9,981,600
     100,000        St. Claire's Riverside Medical Center, Series D, BIG Insured, Pre-Refunded, 7.75%, 07/01/14         105,081
   2,050,000        St. Joseph's Hospital and Medical Center, Revenue Refunding, 5.75%, 07/01/16 ..............       1,995,470
                New Jersey Health Care Facilities Financing Authority Revenue, (cont.)
$  1,000,000        St. Joseph's Hospital and Medical Center, Revenue Refunding, 6.00%, 07/01/26 ..............      $  991,660
   1,865,000        Wayne General Hospital, Series B, 5.75%, 08/01/11 .........................................       1,850,155
   1,000,000        Wayne General Hospital, Series B, 5.875%, 08/01/18 ........................................         972,930
     475,000        Zurbrugg Memorial Hospital Issue, Series C, 8.50%, 07/01/12 ...............................         494,855
   1,850,000    New Jersey State Building Authority Revenue, Refunding, 7.20%, 06/15/13 .......................       1,964,312
                New Jersey State Educational Facilities Authority Revenue,
   4,000,000        Institute of Technology, Series A, MBIA Insured, 6.00%, 07/01/15 ..........................       4,064,840
   2,000,000        Jersey State College, Series D, MBIA Insured, 6.125%, 07/01/22 ............................       2,032,660
   1,455,000        New Jersey Institute of Technology Revenue, Refunding, Series A, MBIA Insured, 6.00%, 07/01/24    1,469,899
   2,500,000        New Jersey Institute of Technology, Series 95-E, MBIA Insured, 5.375%, 07/01/25 ...........       2,305,975
   2,000,000        Princeton University, Series A, 5.875%, 07/01/18 ..........................................       2,005,380
   2,760,000        Princeton University, Series C, 5.25%, 07/01/25 ...........................................       2,519,687
     500,000        Ramapo College, Series C, BIG Insured, Pre-Refunded, 7.70%, 07/01/13 ......................         539,890
   3,000,000        Rider College, Series D, AMBAC Insured, 6.20%, 07/01/17 ...................................       3,099,030
   9,810,000        Rowan College, Series E, AMBAC Insured, 6.00%, 07/01/26 ...................................       9,916,635
   1,000,000        Seton Hall University Project, Series C, BIG Insured, 6.85%, 07/01/19 .....................       1,068,440
   4,400,000        Seton Hall University Project, Series D, 7.00%, 07/01/21 ..................................       4,575,604
   4,780,000        Trenton State College, Series B, AMBAC Insured, 6.125%, 07/01/19 ..........................       4,887,407
   7,845,000        Trenton State College, Series B, AMBAC Insured, 6.125%, 07/01/24 ..........................       7,991,937
                New Jersey State Highway Authority, Garden State Parkway, Senior Parkway Revenue,
   5,000,000        6.20%, 01/01/10 ...........................................................................       5,317,250
   2,500,000        6.25%, 01/01/14 ...........................................................................       2,573,575
   2,900,000        6.00%, 01/01/16 ...........................................................................       2,925,926
   1,000,000        5.75%, 01/01/19 ...........................................................................         987,530
                New Jersey State Housing and Mortgage Finance Agency,
     740,000        Home Buyer Revenue, Series B, MBIA Insured, 7.90%, 10/01/22 ...............................         770,577
   4,260,000        Home Buyer Revenue, Series D, MBIA Insured, 7.70%, 10/01/29 ...............................       4,444,032
   5,000,000        Home Buyer Revenue, Series J, MBIA Insured, 6.20%, 10/01/25 ...............................       5,024,750
   4,000,000        Home Buyer Revenue, Series N, MBIA Insured, 6.35%, 10/01/27 ...............................       4,015,520
      40,000        Home Mortgage Purchase Revenue, Series A, MBIA Insured, 7.875%, 10/01/17 ..................          41,678
   2,205,000        MFHR, Montclarion Project, Series J, FHA Insured, 7.70%, 11/01/29 .........................       2,291,943
   5,000,000        MFHR, Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 .................................       5,034,700
  12,500,000        MFHR, Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 .................................      12,537,625
     450,000        MFHR, Regency Park Project, Series H, 7.70%, 11/01/30 .....................................         465,332
   5,000,000        Section 8, Refunding, Series 1, 6.70%, 11/01/28 ...........................................       5,144,700
  12,400,000        Section 8, Refunding, Series A, 6.95%, 11/01/13 ...........................................      12,935,556
   4,670,000        Wastewater Treatment Trust Revenue, Series B, 7.00%, 07/01/11 .............................       4,967,059
                New Jersey State Sports and Expo Authority, State Contract,
   6,800,000        Refunding, Series A, MBIA Insured, 6.25%, 07/01/20 ........................................       6,980,948
   8,000,000        Series A, MBIA Insured, 6.60%, 07/01/15 ...................................................       8,545,040
   3,250,000    Newark Board of Education, MBIA Insured, 5.875%, 12/15/14 .....................................       3,278,340
   1,000,000    North Bergen Township Municipal Utility Authority Sewer Revenue, FGIC Insured, Pre-Refunded,
                 7.625%, 12/15/19 .............................................................................       1,064,680
   2,000,000    Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue, Series A, Port Saipan
                 Harbor Improvement, 6.85%, 10/01/25 ..........................................................       2,007,540
     100,000    Ocean Township Municipal Utilities Authority Revenue, Refunding, MBIA Insured, Pre-Refunded,
                 7.875%, 08/01/15 .............................................................................         108,658
                Passaic Valley Sewerage Commissioners, Sewer System, Series D, AMBAC Insured,
   7,400,000        5.80%, 12/01/18 ...........................................................................       7,362,630
   5,000,000        5.875%, 12/01/22 ..........................................................................       4,989,500
   1,000,000    Pine Hill Borough School District COP, Fiscal Funding of New Jersey, Inc., BIG Insured,
                 Pre-Refunded, 7.60%, 12/30/09 ................................................................       1,039,820
 $ 1,000,000    Piscataway Township School District COP, MBIA Insured, Pre-Refunded, 7.50%, 06/15/09 ..........     $ 1,079,580
                Port Authority of New York and New Jersey,
   5,000,000        Delta Airlines, Inc., Special Project, Series 1R, 6.95%, 06/01/08 .........................       5,277,350
     500,000        Consolidated 62nd Series, Pre-Refunded, 8.00%, 12/01/23 ...................................         510,575
   3,875,000        Consolidated 65th Series, 7.00%, 09/01/24 .................................................       3,961,374
   2,500,000        Consolidated 67th Series, AMBAC Insured, 6.875%, 01/01/25 .................................       2,645,525
     750,000        Consolidated 67th Series, AMBAC Insured, 6.875%, 01/01/25 .................................         789,203
   2,500,000        Consolidated 71st Series, 6.50%, 01/15/26 .................................................       2,571,250
  12,000,000        Consolidated 72nd Series, Pre-Refunded, 7.35%, 10/01/27 ...................................      13,603,320
   1,000,000        Consolidated 74th Series, 6.75%, 08/01/26 .................................................       1,054,090
   1,125,000        Consolidated 84th Series, 6.00%, 01/15/28 .................................................       1,109,250
   2,000,000        Consolidated 94th Series, 6.00%, 12/01/16 .................................................       2,004,320
   5,000,000        Consolidated 94th Series, 6.00%, 06/01/17 .................................................       4,987,650
   5,000,000        Consolidated 102nd Series, MBIA Insured, 5.75%, 10/15/23 ..................................       4,912,050
   6,500,000    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, Pre-Refunded,
                 7.90%, 07/01/07 ..............................................................................       7,059,195
   5,000,000    Puerto Rico Commonwealth GO, 6.45%, 07/01/17 ..................................................       5,259,350
                Puerto Rico Commonwealth Highway Authority, Highway Revenue, Pre-Refunded,
     275,000        Series P, 8.125%, 07/01/13 ................................................................         299,478
   8,000,000        Series Q, 8.00%, 07/01/18 .................................................................       9,086,160
   2,360,000        Series R, 7.25%, 07/01/02 .................................................................       2,614,620
                Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series 1988-A,
     350,000        7.90%, 07/01/07 ...........................................................................         375,162
   5,500,000        7.75%, 07/01/08 ...........................................................................       5,881,205
     250,000        7.50%, 07/01/09 ...........................................................................         266,250
   1,000,000    Puerto Rico Commonwealth Urban Renewal and Housing Corp., Refunding, 7.875%, 10/01/04 .........       1,098,970
                Puerto Rico Electric Power Authority, Power Revenue,
   2,355,000        Refunding, Series 1989-N, 7.125%, 07/01/14 ................................................       2,515,705
  10,535,000        Refunding, Series T, 6.00%, 07/01/16 ......................................................      10,354,219
   4,500,000        Refunding, Series U, 6.00%, 07/01/14 ......................................................       4,475,205
   5,000,000        Series X, 6.125%, 07/01/21 ................................................................       4,983,650
                Puerto Rico HFC Revenue,
     125,000        FHA Mortgage Insured, Section 8 Assisted, Sixth Portfolio, Pre-Refunded, 7.75%, 12/01/26 ..         148,686
   5,000,000        MF, Portfolio A, Series I, 7.50%, 04/01/22 ................................................       5,235,000
     295,000        SFMR, Portfolio 1, Series 1988-A, GNMA Secured, 7.80%, 10/15/21 ...........................         307,042
   1,305,000        SFMR, Portfolio 1, Series 1988-B, GNMA Secured, 7.65%, 10/15/22 ...........................       1,370,211
   2,000,000    Puerto Rico Industrial, Medical and Environmental Facilities, PCFA, Baxter Travenol Labs, Series A,
                 8.00%, 09/01/12 ..............................................................................       2,172,600
     100,000    Puerto Rico Municipal Finance Agency, Series 1988-A, 8.25%, 07/01/08 ..........................         108,324
   4,250,000    Rutgers State University, Series A, 6.50%, 05/01/18 ...........................................       4,452,810
                Salem County IPC, Financing Authority Revenue, Refunding, Public Services, Electric and Gas Co.,
   4,050,000        Series A, MBIA Insured, 5.70%, 05/01/28 ...................................................       3,856,289
   5,000,000        Series D, MBIA Insured, 6.55%, 10/01/29 ...................................................       5,306,250
   1,960,000    Sayreville HDC, Mortgage Revenue, Refunding, Lakeview, Section 8, FHA Insured, 7.75%, 08/01/24        1,987,009
   1,000,000    Stony Brook Regional Sewerage Authority Revenue, Series 1989-A, Pre-Refunded, 7.40%, 12/01/09 .       1,103,070
     100,000    Sussex County Municipal Utilities Authority, Solid Waste Revenue, Series A, BIG Insured,
                 Pre-Refunded, 7.875%, 12/01/13 ...............................................................         109,655
                University of Medicine and Dentistry Revenue, Series C, Pre-Refunded,
     750,000        7.20%, 12/01/09 ...........................................................................         821,640
     725,000        7.20%, 12/01/19 ...........................................................................         794,252
   1,200,000    Warren Hills Regional School District COP, BIG Insured, Pre-Refunded, 7.375%, 12/15/09 ........       1,291,620
     100,000    Winslow Township GO, Camden County, Refunding, AMBAC Insured, Pre-Refunded, 7.80%, 07/01/18 ...         107,316
                                                                                                                 --------------
                      Total Long Term Investments (Cost $534,101,684)..........................................     554,212,847
                                                                                                                 --------------
 $ 1,700,000    New Jersey EDA, EDR, Dow Chemical, El Dorado Terminals, Series 1984-A, Refunding, Daily VRDN
                 and Put, 3.55%, 05/01/01......................................................................     $ 1,700,000
   1,800,000    New Jersey EDA, EDR, El Dorado Terminals, Series 1984-B, Daily VRDN and Put, 3.55%, 05/01/03 ..       1,800,000
      50,000    New Jersey Sports and Exposition Authority, State Contract, Series C, MBIA Insured, Weekly VRDN
                 and Put, 3.15%, 09/01/24......................................................................          50,000
                                                                                                                 --------------
                      Total Short Term Investments (Cost $3,550,000) ..........................................       3,550,000
                                                                                                                 --------------
                          Total Investments (Cost $537,651,684)  98.6% ........................................     557,762,847
                          Other Assets and Liabilities, Net  1.4% .............................................       8,114,848
                                                                                                                 --------------
                          Net Assets   100.0% .................................................................    $565,877,695
                                                                                                                 ==============


                At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $ 537,651,684 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost.................................................................   $  22,651,514
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess tax cost over value....................................................................      (2,540,351)
                                                                                                                 --------------
                  Net unrealized appreciation .................................................................   $  20,111,163
                                                                                                                 ==============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
EDA      - Economic Development Authority
EDR      - Economic Development Revenue
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDC      - Housing Development Corp.
HFC      - Housing Finance Corp.
IPC      - Industrial Pollution Control
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
PCFA     - Pollution Control Financing Authority
SFMR     - Single Family Mortgage Revenue

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount      Franklin Oregon Tax-Free Income Fund                                                                  (Note 1)
               Long Term Investments  96.7%

  $  750,000   Albany Sewer Revenue, Series A, Pre-Refunded, 7.00%, 02/01/12 ..................................      $  817,253
   1,000,000   Albany Water Revenue, Second Lien, Pre-Refunded, 7.25%, 08/01/09 ...............................       1,076,310
   2,000,000   Bay Area Health District Hospital Facility Authority, Health Facilities Revenue, Evergreen Court
                Project, 7.25%, 10/01/14 ......................................................................       2,121,940
               Bear Creek Valley Sanitary Authority GO,
      50,000       Series 1987, 7.70%, 05/01/07 ...............................................................          51,454
     100,000       Series 1988, 7.30%, 06/01/05 ...............................................................         104,879
     105,000       Series 1988, 7.35%, 06/01/06 ...............................................................         110,209
     115,000       Series 1988, 7.40%, 06/01/07 ...............................................................         120,879
     125,000       Series 1988, 7.40%, 06/01/08 ...............................................................         131,390
   1,125,000   Benton County, Oregon Hospital Facilities Authority, Good Samaritan Hospital, Corvallis,
                6.25%, 10/01/09 ...............................................................................       1,136,993
   1,000,000   Central Lincoln Utility District Electric Revenue, Pre-Refunded, 6.75%, 01/01/11 ...............       1,078,440
   1,000,000   Chemeketa Community College District, FGIC, 5.80%, 06/01/12 ....................................       1,008,780
               City of Bend, Urban Renewal Agency Tax Revenue, Series A,
     600,000       6.85%, 09/01/06 ............................................................................         612,906
     750,000       7.00%, 09/01/11 ............................................................................         767,370
   4,000,000   City of Oregon, Sewer Revenue, Series 1994, 6.875%, 10/01/19 ...................................       4,053,800
   4,945,000   Clackamas County, Health Facilities Authority Hospital Revenue, Refunding, Adventist Health,
                Series A, MBIA Insured, 6.35%, 03/01/09 .......................................................       5,218,706
               Clackamas County, Hospital Facilities Authority Revenue,
   1,250,000       Elderly Housing, 7.00%, 11/15/11 ...........................................................       1,283,350
   2,990,000       GNMA Secured, Jennings Lodge Project, 7.50%, 10/20/31 ......................................       3,223,728
   1,635,000       Kaiser Permanente, Series A, 6.50%, 04/01/11 ...............................................       1,701,234
   4,950,000       Kaiser Permanente, Series A, 6.25%, 04/01/21 ...............................................       5,143,892
   2,250,000       Refunding, Gross Willamette Falls, 5.75%, 04/01/15 .........................................       2,110,838
     110,000       Sisters of Providence Project, 8.125%, 10/01/07 ............................................         114,894
   4,000,000   Clackamas County USD No. 115, AMBAC Insured, 6.15%, 06/01/14 ...................................       4,150,840
   1,125,000   Clairmont Water District Revenue, 6.50%, 02/01/12 ..............................................       1,152,079
      50,000   Coos Bay Waste Water GO, MBIA Insured, Pre-Refunded, 7.50%, 09/01/06 ...........................          51,793
               Deschutes County Hospital Facilities Authority, Hospital Revenue, St. Charles Medical Center,
   3,000,000       6.00%, 01/01/13 ............................................................................       3,034,200
     390,000       Pre-Refunded, 7.50%, 01/01/08 ..............................................................         406,060
     125,000       Pre-Refunded, 7.60%, 01/01/13 ..............................................................         130,188
   1,950,000   Douglas County, Hospital Facilities Authority Revenue, Catholic Health Facilities, Series B,
                MBIA Insured, 6.00%, 11/15/15 .................................................................       1,999,101
               Emerald People's Utility District, Electric System Revenue, Refunding, AMBAC Insured,
     100,000       Series A, Pre-Refunded, 7.20%, 11/01/06 ....................................................         100,448
      55,000       Series A, Pre-Refunded, 7.35%, 11/01/13 ....................................................          55,327
     195,000       Series B, 7.35%, 11/01/13 ..................................................................         195,823
     500,000       Series B, Pre-Refunded, 7.30%, 11/01/11 ....................................................         541,935
               Eugene Electric Utility System Revenue, Series 1991,
   1,145,000       6.65%, 08/01/08 ............................................................................       1,202,868
     615,000       6.65%, 08/01/09 ............................................................................         643,395
     655,000       6.65%, 08/01/10 ............................................................................         682,962
     700,000       6.70%, 08/01/11 ............................................................................         728,329
     840,000   Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 09/01/09 ..............................         828,022
      70,000   Florence Improvement GO, Lane County, Pre-Refunded, 8.50%, 10/01/07 ............................          73,293
               Guam Airport Authority Revenue, Series B,
     750,000       6.60%, 10/01/10 ............................................................................         765,315
   1,900,000       6.70%, 10/01/23 ............................................................................       1,919,133
     825,000   Guam Power Authority Revenue, Series A, 6.30%, 10/01/12 ........................................         830,123
   1,000,000   Hermiston GO, AMBAC Insured, 6.00%, 08/01/15 ...................................................       1,026,490
$  1,280,000   Hillsboro Hospital Facility Authority, First Mortgage Revenue, Refunding, First Mortgage-Tuality
                Community, Pre-Refunded, 7.60%, 10/01/12 ......................................................     $ 1,309,235
               Klamath Falls Intercommunity Hospital Revenue, Merle West Medical Center Project,
   1,500,000       7.00%, 06/01/02 ............................................................................       1,587,360
   2,310,000       7.25%, 06/01/06 ............................................................................       2,447,306
   1,000,000   Lane County COP, Fairground Project, 7.00%, 08/01/04 ...........................................       1,049,270
  11,575,000   Lane County PCR, Refunding, Weyerhaeuser Co. Project, 6.50%, 07/01/09 ..........................      12,233,502
   2,425,000   Lebanon Wastewater Revenue, Refunding, 5.875%, 06/01/20 ........................................       2,284,447
   1,250,000   Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured, 7.50%, 10/20/25      1,364,013
   1,000,000   Marion County Union High School District No. 7J, 6.00%, 06/01/13 ...............................       1,041,490
   4,475,000   Medford Hospital Facilities Authority Revenue, Gross Rogue Valley Health Services, MBIA
                Insured, 6.75%, 12/01/20 ......................................................................       4,775,586
               Metropolitan Service District, Convention Center GO,
   4,865,000       Series A, 6.25%, 01/01/13 ..................................................................       5,024,086
     115,000       Unlimited Tax, Pre-Refunded, 7.60%, 12/01/10 ...............................................         120,129
      80,000       Unlimited Tax, Pre-Refunded, 7.65%, 12/01/11 ...............................................          83,616
      85,000       Unlimited Tax, Pre-Refunded, 7.65%, 12/01/12 ...............................................          88,842
   2,000,000       Waste Disposal System, Revenue Bonds, Pre-Refunded, 7.30%, 01/01/11 ........................       2,200,760
     175,000   Multnomah County School District COP, Series A, Pre-Refunded, 6.90%, 08/01/09 ..................         183,983
   3,500,000   Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue, Series A, Port Saipan
                Harbor Improvement, 6.85%, 10/01/25 ...........................................................       3,513,195
               Oak Lodge Water District GO, AMBAC Insured,
     215,000       7.40%, 12/01/08 ............................................................................         245,880
     215,000       7.50%, 12/01/09 ............................................................................         245,756
               Ontario Hospital Facility Authority-Catholic Health Corp., Facilities Revenue, Dominican Sisters
                of Ontario, Inc., Holy Rosary Hospital Project,
   1,500,000       6.10%, 11/15/17 ............................................................................       1,500,780
   1,675,000       GNMA Secured, 7.00%, 06/01/12 ..............................................................       1,718,249
   1,610,000   Oregon State Bond Bank Revenue, EDR, Series 1991-B, Pre-Refunded, 6.80%, 01/01/11 ..............       1,726,339
               Oregon State Department of General Services, COP,
     750,000       Real Property Financing Program, Series A, AMBAC Insured, Pre-Refunded, 7.50%, 09/01/15 ....         841,823
   4,110,000       Real Property Financing Program, Series A, MBIA Insured, Pre-Refunded, 7.20%, 01/15/15 .....       4,513,520
   1,000,000       Refunding, Series D, MBIA Insured, 5.80%, 03/01/15 .........................................         992,150
     150,000       Series B, MBIA Insured, Pre-Refunded, 7.20%, 01/15/15 ......................................         164,727
   3,150,000       Series F, AMBAC Insured, Pre-Refunded, 7.50%, 09/01/15 .....................................       3,535,655
     750,000       Series G, AMBAC Insured, 6.25%, 09/01/15 ...................................................         779,895
  16,500,000   Oregon State EDR, Georgia-Pacific Corp., Series CLVII, 6.35%, 08/01/25 .........................      16,455,285
               Oregon State Elderly and Disabled Housing Authority,
   1,000,000       Series A, 6.00%, 08/01/15 ..................................................................       1,011,900
     500,000       Series A, 6.00%, 08/01/21 ..................................................................         501,950
   1,470,000       Series B, 6.10%, 08/01/17 ..................................................................       1,491,712
   2,100,000       Series B, 6.25%, 08/01/23 ..................................................................       2,159,136
   1,155,000       Series B, 6.375%, 08/01/24 .................................................................       1,209,966
   6,000,000       Series C, 6.50%, 08/01/22 ..................................................................       6,372,180
     635,000   Oregon State Elderly Housing GO, Series A, 7.125%, 08/01/30 ....................................         681,495
               Oregon State GO, Board of Higher Education,
     750,000       Series 1991, 6.50%, 10/01/17 ...............................................................         785,798
      60,000       Series A, Pre-Refunded, 8.125%, 10/01/17 ...................................................          62,621
     300,000       Series A, Pre-Refunded, 7.50%, 05/01/18 ....................................................         316,041
     400,000   Oregon State GO, Department of Energy, Series B, 6.80%, 01/01/17 ...............................         416,720

               Oregon State GO, Department of Transportation Revenue, Regional Light Rail, Federal Westside
                Project, MBIA Insured,
$  2,000,000       6.10%, 06/01/07 ............................................................................     $ 2,131,260
   2,500,000       6.20%, 06/01/08 ............................................................................       2,657,450
   1,750,000       6.25%, 06/01/09 ............................................................................       1,866,795
   1,000,000   Oregon State GO, Series B, 6.875%, 12/01/13 ....................................................       1,067,610
   4,830,000   Oregon State HFA, SFMR Program, Series 1991-A, 7.20%, 07/01/15 .................................       5,053,822
   1,445,000   Oregon State Higher Education GO, Series C, Pre-Refunded, 7.25%, 10/15/18 ......................       1,533,954
               Oregon State Housing and Community Service Department, Finance Housing Revenue,
   6,710,000       Multi-Unit, Series A, 6.80%, 07/01/13 ......................................................       6,975,716
     180,000       Multi-Unit, Series C, 6.85%, 07/01/22 ......................................................         186,610
     850,000       SFM, Series A, 5.75%, 07/01/12 .............................................................         849,040
   3,190,000       SFM, Series A, 6.35%, 07/01/14 .............................................................       3,259,733
   1,470,000       SFM, Series A, 6.40%, 07/01/18 .............................................................       1,485,832
   3,100,000       SFM, Series A, 6.45%, 07/01/26 .............................................................       3,123,622
  12,000,000       SFM, Series B, 6.875%, 07/01/28 ............................................................      12,456,960
   2,500,000       SFM, Series C, 6.20%, 07/01/15 .............................................................       2,472,375
   1,200,000       SFM, Series C, 6.40%, 07/01/26 .............................................................       1,204,500
   1,750,000       SFM, Series D, 6.80%, 07/01/27 .............................................................       1,802,588
     260,000       SFM, Series E, 7.00%, 07/01/09 .............................................................         271,406
     800,000       SFM, Series E, 5.80%, 07/01/16 .............................................................         761,936
   2,860,000       SFM, Series E, 6.75%, 07/01/16 .............................................................       2,930,127
   1,025,000       SFM, Series E, 7.15%, 07/01/25 .............................................................       1,076,476
   2,710,000       SFM, Series F, 7.00%, 07/01/22 .............................................................       2,805,961
     645,000       SFM, Series G, 6.80%, 07/01/22 .............................................................         663,176
               Oregon State Housing, Educational and Cultural Facility Authority,
  10,500,000       Lewis and Clark College Project, Series A, 6.125%,10/01/24 .................................      10,781,085
   2,100,000       Lewis and Clark College Project, Series A, MBIA Insured, Pre-Refunded, 7.125%, 07/01/20 ....       2,321,361
     700,000       Reed College Project, Pre-Refunded, 6.75%, 07/01/11 ........................................         770,168
   1,250,000       Reed College Project, Series A, Pre-Refunded, 6.75%, 07/01/21 ..............................       1,378,150
               Oregon State Veteran's Welfare GO,
   2,500,000       Series 73-A, 7.00%, 12/01/11 ...............................................................       2,673,375
     875,000       Series 75, 5.85%, 10/01/15 .................................................................         872,961
     500,000       Series 75, 5.875%, 10/01/18 ................................................................         505,040
   3,050,000       Series 75, 6.00%, 04/01/27 .................................................................       3,079,311
     750,000   Port of Astoria, GO, MBIA Insured, Pre-Refunded, 6.60%, 09/01/11 ...............................         815,490
   2,200,000   Port of Morrow PCR, Idaho Power Co., Boardman Project, 7.25%, 08/01/08 .........................       2,222,044
     500,000   Port of Morrow Revenue, Refunding, Pre-Refunded, 8.00%, 12/01/11 ...............................         539,920
   4,000,000   Port of Portland Special Obligation Revenue, Delta Airlines, Inc. Project, 6.20%, 09/01/22 .....       3,909,160
   1,500,000   Port of St. Helens PCR, Refunding, Boise Cascade Corp. Project, 7.375%, 11/01/04 ...............       1,548,750
     320,000   Port of Umpqua PCR, International Paper Co. Project, Series A, 6.60%, 03/15/05 .................         328,474
   2,000,000   Portland COP, Refunding, PBA, Series A, Pre-Refunded, 7.25%, 04/01/08 ..........................       2,136,100
      85,000   Portland EDR, Public Broadcasting, Series A, 7.20%, 06/01/09 ...................................          85,211
               Portland Hospital Facilities Authority Hospital Revenue, Legacy Health System, AMBAC Insured,
                6.70%, 05/01/21,
  10,500,000       Series A ...................................................................................      11,321,835
  10,475,000       Series B ...................................................................................      11,294,878
   1,000,000   Portland Housing Authority Revenue, Series 1990, 7.10%, 07/01/15 ...............................       1,053,140
     635,000   Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16 ..............         635,419
               Portland International Airport,
   1,500,000       Series 7-A, MBIA Insured, 6.75%, 07/01/09 ..................................................       1,628,295
   3,000,000       Series 7-B, MBIA Insured, 7.10%, 07/01/21 ..................................................       3,256,800
     300,000       Series 10, 5.75%, 07/01/25 .................................................................         292,554
 $ 2,825,000   Portland, Oregon, Airport Way-Urban Renewal and Redevelopment Tax Increment, Sub-Series
                B-3, FGIC Insured, Pre-Refunded, 7.60%, 06/01/10 ..............................................     $ 3,100,579
     170,000   Portland Parking Revenue, Pre-Refunded, 8.625%, 10/01/12 .......................................         181,477
               Portland Sewer System Revenue,
   5,000,000       Series 1990, Pre-Refunded, 7.125%, 03/01/10 ................................................       5,222,150
  14,100,000       Series A, 6.25%, 06/01/15 ..................................................................      14,597,307
     950,000       Series A, FGIC Insured, 6.00%, 10/01/12 ....................................................         979,327
               Portland Urban Renewal and Redevelopment, Downtown Waterfront,
   5,555,000       Refunding, Series A, 6.40%, 06/01/08 .......................................................       5,881,523
     125,000       Series H, Pre-Refunded, 8.25%, 12/01/07 ....................................................         131,470
      75,000   Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Refunding, Series 1985-A,
                FSA Insured, Pre-Refunded, 9.00%, 07/01/09 ....................................................          94,647
   1,000,000   Puerto Rico Commonwealth GO, 6.45%, 07/01/17 ...................................................       1,051,870
   4,000,000   Puerto Rico Commonwealth Highway Authority Revenue, Series Q, Pre-Refunded, 8.00%, 07/01/18 ....       4,543,080
      30,000   Puerto Rico Commonwealth IDC, General Purpose Revenue, 8.00%, 01/01/03 .........................          30,122
   2,400,000   Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series 1988-A,
                7.75%, 07/01/08 ...............................................................................       2,566,344
               Puerto Rico Commonwealth Public Improvement GO, Pre-Refunded, Series A, 7.75%,
     250,000       07/01/06 ...................................................................................         270,855
     280,000       07/01/13 ...................................................................................         303,358
               Puerto Rico Electric Power Authority, Power Revenue, Refunding, Pre-Refunded,
   2,070,000       Series 1980-R, 6.25%, 07/01/17 .............................................................       2,088,858
   1,500,000       Series 1980-X, 6.00%, 07/01/15 .............................................................       1,483,185
     190,000       Series 1987-L, 8.40%, 07/01/15 .............................................................         200,644
     600,000       Series 1988-M, 8.00%, 07/01/08 .............................................................         652,104
   2,000,000       Series 1989-O, 7.125%, 07/01/14 ............................................................       2,154,002
               Puerto Rico HFC Revenue,
     395,000       FHA Mortgage Insured, Section 8 Assisted, Sixth Portfolio, Pre-Refunded, 7.75%, 12/01/26 ...         469,849
      95,000       SFMR, Portfolio No. 1, Series 1988-A, GNMA Secured, 7.80%, 10/15/21 ........................          98,878
     620,000       SFMR, Portfolio No. 1, Series 1988-B, GNMA Secured, 7.65%, 10/15/22 ........................         650,981
     500,000   Puerto Rico Housing Bank and Finance Agency, SFMR, Homeowner's Development Program,
                Fifth Portfolio, Pre-Refunded, 7.50%, 12/01/15 ................................................         547,975
     205,000   Puerto Rico Municipal Finance Agency, Series 1988-A, 8.25%, 07/01/08 ...........................         222,064
      90,000   Puerto Rico PBA, Guaranteed Public Education and Health Facilities, Refunding, Series G,
                Pre-Refunded, 7.875%, 07/01/07 ................................................................          94,739
   1,100,000   Puerto Rico Telephone Authority Revenue, Series 1992-L, 6.125%, 01/01/22 .......................       1,105,995
      50,000   Redmond Improvement GO, Pre-Refunded, 7.80%, 05/01/17 ..........................................          51,272
               Roseburg Urban Sanitary Authority, Improvement GO, Unlimited Tax, Douglas County,
      60,000       7.40%, 01/01/06 ............................................................................          62,447
     230,000       7.50%, 01/01/08 ............................................................................         240,382
   1,000,000   Salem Educational Facilities Revenue, Refunding, Williamette University, 6.10%, 04/01/14 .......       1,006,420
   1,250,000   Salem GO, Series A, 5.875%, 01/01/07 ...........................................................       1,278,638
               Salem-Keizer School District No. 24J, FGIC Insured, 6.00%,
   4,345,000       06/01/13 ...................................................................................       4,485,517
   4,395,000       06/01/14 ...................................................................................       4,509,270
   2,765,000   Tillamook People Utilities District, 5.75%, 01/01/28 ...........................................       2,533,321
   1,235,000   Tri-County, Metro Transportation District, COP, 7.50%, 12/15/02 ................................       1,244,077
   2,500,000   Tri-County, Metro Transportation District, Light Rail Extended, Series A, 6.00%, 07/01/12 ......       2,567,200
   1,375,000   Umatilla County Hospital Facility Authority, Hospital Revenue, Refunding, Good Shepherd
                Community Hospital, 7.50%, 01/01/10 ...........................................................       1,395,158
   5,300,000   Umatilla County USD No. 16R, Pendletron Project, AMBAC Insured, 6.00%, 07/01/14 ................       5,510,781
   2,000,000   Wasco County Hospital Facility Authority Hospital Revenue, Pre-Refunded, 7.375%, 07/01/00 ......       2,056,760
     100,000   Washington County Building GO, Pre-Refunded, 7.75%, 12/01/06 ...................................         104,578
               Washington County Unified Sewerage Agency, Sewer Revenue,
   $  50,000       Pre-Refunded, 7.90%, 07/01/07 ..............................................................       $  51,652
   2,700,000       Pre-Refunded, 7.00%, 11/01/09 ..............................................................       2,902,851
   4,000,000       Refunding, Series A, 6.20%, 10/01/10 .......................................................       4,196,280
   1,000,000       Refunding, Series A, 6.125%, 10/01/12 ......................................................       1,040,250
   7,500,000       Sub Lien-Series One, AMBAC Insured, 6.125%, 10/01/12 .......................................       7,801,875
   1,000,000   Washington County USD No. 88J, 6.10%, 06/01/12 .................................................       1,046,020
               Western Lane Hospital District, Hospital Facilities Authority Revenue, Sister/St. Joseph Peace,
                Health and Hospital Services, MBIA Insured,
   4,400,000       5.875%, 08/01/12 ...........................................................................       4,434,188
   2,700,000       Pre-Refunded, 7.125%, 08/01/17 .............................................................       2,948,373
   5,000,000   Yamhill County USD No. 29J, 6.10%, 06/01/11 ....................................................       5,228,988
                                                                                                                 --------------
                     Total Long Term Investments (Cost 348,278,315)............................................     365,049,518
                                                                                                                 --------------
           a   Short Term Investments  1.6%
   1,000,000   Medford Oregon Hospital Facilities Authority Revenue, Rogue Valley Health Services, Daily VRDN
                and Put, 3.90%, 10/01/16 ......................................................................       1,000,000
   1,300,000   Oregon State Health, Housing, Educational, and Cultural Facilities Authority, Weekly VRDN and Put,
                3.45%, 07/01/25 ...............................................................................       1,300,000
   3,750,000   Portland St. Helens Pollution Control Revenue, General Electric Company, Series A, Daily VRDN and
                Put, 3.80%, 04/01/10 ..........................................................................       3,750,000
     100,000   Puerto Rico Commonwealth Government Developement Bank, Refunding, Weekly VRDN and Put
                3.10%, 12/01/15 ...............................................................................         100,000
                                                                                                                 --------------
                     Total Short Term Investments (Cost $6,150,000)............................................       6,150,000
                                                                                                                 --------------
                         Total Investments (Cost $354,428,315)  98.3% .........................................     371,199,518
                         Other Assets and Liabilities, Net  1.7% ..............................................       6,177,870
                                                                                                                 --------------
                         Net Assets  100.0%....................................................................    $377,377,388
                                                                                                                 ==============


               At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $354,428,315 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                excess of value over tax cost .................................................................   $  17,365,629
                 Aggregate gross unrealized depreciation for all investments in which there was an
                excess of tax cost over value..................................................................        (594,426)
                                                                                                                 --------------
                 Net unrealized appreciation...................................................................   $  16,771,203
                                                                                                                 ==============

PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
COP      - Certificate of Participation
EDR      - Economic Development Revenue
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency

HFC      - Housing Finance Corp.
IDC      - Industrial Development Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
PBA      - Public Building Authority
PCR      - Pollution Control Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
USD      - Unified School District

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Pennsylvania Tax-Free Income Fund                                                           (Note 1)
                Long Term Investments  98.5%

 $ 2,000,000    Abington Pennsylvania School District, FGIC Insured, 6.00%, 05/15/26 ..........................     $ 2,018,800
   2,000,000    Allegheny County Higher Educational Building Authority University Revenue, Duquesne University
                 Project, AMBAC Insured, 5.00%, 03/01/21 ......................................................       1,740,400
                Allegheny County Hospital Development Authority Revenue, Refunding,
  10,000,000        Allegheny General Hospital, Series A, MBIA Insured, 6.25%, 09/01/20 .......................      10,231,200
     500,000        Divine Providence Hospital, Series 1988-B, 8.75%, 01/01/14 ................................         530,965
   5,500,000        eMercy Hospital, Pittsburgh, Health System, AMBAC Insured, 5.625%, 08/15/26 ...............       5,199,975
   5,250,000        Southside Hospital, Pittsburgh, Series 1987, 8.75%, 06/01/10 ..............................       5,434,275
   1,000,000    Allegheny County IDA, Presbyterian University Hospital, Kaufmann Medical Project, Refunding,
                 Series A, MBIA Insured, 6.80%, 03/01/15 ......................................................       1,064,400
   3,270,000    Allegheny County RDAR, Refunding, Home Improvement, Series A, 5.90%, 02/01/11 .................       3,238,510
                Allegheny County Residential Finance Authority,
   2,000,000        Ladies Grand Army Republic Health Facilities, Series G, FHA Secured, 6.35%, 10/01/36 ......       2,019,060
   3,845,000        Lemington Home, Series E, 7.125%, 02/01/27 ................................................       3,940,433
   1,400,000        Series D, MFMR, FHA Secured, 7.50%, 06/01/33 ..............................................       1,445,584
      15,000        Series D, SFMR, FGIC Insured, 8.90%, 12/01/10 .............................................          15,707
   1,395,000        Series H, SFMR, GNMA Secured, 8.00%, 06/01/17 .............................................       1,440,059
   2,470,000        Series J, GNMA Secured, 7.50%, 06/01/17 ...................................................       2,533,652
   2,325,000        Series K, GNMA Secured, 7.75%, 12/01/22 ...................................................       2,408,072
   1,455,000        Series M, SFMR, GNMA Secured, 7.90%, 06/01/11 .............................................       1,517,798
     810,000        Series T, SFMR, GNMA Secured, 6.95%, 05/01/17 .............................................         846,758
   1,200,000    Allegheny County Sanitary Authority, Sewer Revenue, Series A, FGIC Insured, Pre-Refunded,
                 7.45%, 12/01/09 ..............................................................................       1,291,104
   5,000,000    Beaver County Hospital Authority Revenue, Refunding, Medical Center Beaver County, Inc.,
                 AMBAC Insured, 6.625%, 07/01/10 ..............................................................       5,336,600
                Beaver County IDA, PCR, Refunding, Series A,
   4,400,000        Beaver Co., Ohio Edison/Pennsylvania Power Project, 7.15%, 09/01/21 .......................       4,609,000
   6,475,000        Ohio Edison/Pennsylvania Power Project, 7.75%, 09/01/24 ...................................       6,829,247
   3,000,000    Bensalem TWP Refunding, FGIC Insured, 5.75%,12/01/16 ..........................................       2,953,860
                Berks County, IDA, PCR, Refunding,
   4,000,000        FGIC Insured, Pre-Refunded, 7.00%, 05/15/18 ...............................................       4,499,960
   1,000,000        Highlands Wyomissing Project, Series 1989-A, Pre-Refunded, 7.25%, 10/01/19 ................       1,075,960
   4,000,000    Bethlehem Area School District, MBIA Insured, 6.00%, 03/01/16 .................................       4,063,520
   2,500,000    Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co., 6.60%, 03/01/19 ...       2,545,375
   2,890,000    Burrell School District, FGIC Insured, 5.60%, 11/15/15 ........................................       2,846,303
   2,000,000    Butler County IDA, PCR, Refunding, Witco Corp. Project, 5.85%, 12/01/23 .......................       1,928,620
                Cambria County Hospital Development Authority Revenue, Refunding, Conemaugh Valley
                 Memorial Hospital, Series B,
   3,500,000        6.375%, 07/01/18 ..........................................................................       3,589,390
   1,000,000        Pre-Refunded, 8.875%, 07/01/18 ............................................................       1,098,320
                Cambria County IDA, Resource Recovery Revenue, Cambria Cogen Project, 7.75%
   4,000,000        Series F-1, 09/01/19 ......................................................................       4,109,280
   2,715,000        Series F-2, 09/01/19 ......................................................................       2,789,174
   1,000,000    Charleroi Area School Authority Revenue, MBIA Insured, Pre-Refunded, 7.35%, 02/01/14 ..........       1,066,110
                Chartiers Valley Industrial and Commercial Development Authority Revenue, Refunding,
   4,295,000        First Mortgage, Asbury Place Project, 6.50%, 02/01/36 .....................................       4,367,285
   1,000,000        First Mortgage, United Methodist Health Center, Series A, Pre-Refunded, 9.25%, 12/01/08 ...       1,122,190
   4,500,000        Hapsco-Western Hospital Project, Series A, MBIA Insured, 6.50%, 07/01/12 ..................       4,735,755
   5,000,000        Hapsco-Western Hospital Project, Series B, MBIA Insured, 6.25%, 07/01/16 ..................       5,136,200
   1,000,000        Northeast Bradford School, 7.50%, 06/01/26 ................................................       1,034,920
   2,000,000    Delaware County Authority Revenue Bond 1990, Elwyn, Inc. Project, 8.35%, 06/01/15 .............       2,148,780
   5,000,000    Delaware County IDAR, PCR, Philadelphia Electric Co. Project, 7.375%, 04/01/21 ................       5,320,500

                Delaware County IDAR, Resources Recovery Project, Refunding, Series A,
 $ 1,000,000        7.90%, 12/01/05 ...........................................................................     $ 1,037,010
   6,000,000        8.10%, 12/01/13 ...........................................................................       6,224,880
     450,000    Delaware River Joint Toll Bridge System Commission Revenue, Series I-78, Pre-Refunded,
                 7.875%, 07/01/18 .............................................................................         486,855
   7,350,000    Delaware River Port Authority, Pennsylvania and New Jersey Revenue, FGIC Insured, 5.50%, 01/01/26     6,961,112
   1,000,000    Delaware River Port Authority, Pennsylvania and New Jersey River Bridges Revenue, Refunding,
                 AMBAC Insured, 7.375%, 01/01/07 ..............................................................       1,072,680
     400,000    Dubois Hospital Authority Revenue, Refunding, Dubois Regional Medical Center Project, Series
                 1987-A, Pre-Refunded, 8.75%, 07/01/11 ........................................................         418,692
     250,000    Edinboro Municipal Authority Sewer Revenue, Guaranteed, Series 1987, Pre-Refunded, 8.25%, 08/01/07      259,410
   7,000,000    Erie County Hospital Authority Revenue, St. Vincent Health Center Project, Series A, AMBAC
                 Insured, 6.375%, 07/01/22 ....................................................................       7,253,960
   2,110,000    Erie County IDAR, Nursing Home-Sarah Reed Center Project, 8.625%, 07/01/14 ....................       2,221,957
   3,000,000    Erie Higher Educational Building Authority, Gannon University, Series A, Pre-Refunded, 8.50%,
                 06/01/15 .....................................................................................       3,357,090
     920,000    Erie Western Pennsylvania Port Authority General Revenue, 6.875%, 06/15/16 ....................         921,702
   1,850,000    Erie Western Pennsylvania Port Authority GO, 8.625%, 06/15/10 .................................       2,055,905
   1,250,000    Fayette County Hospital Authority Revenue, Refunding, Uniontown Hospital Project, Pre-Refunding,
                 7.625%, 07/01/15 .............................................................................       1,280,075
   4,000,000    Harrisburg Authority Water Revenue, FGIC Insured, Pre-Refunded, 7.00%, 07/15/15 ...............       4,382,600
     800,000    Harrisburg RDAR, Capital Improvement, Series A, FGIC Insured, 7.875%, 11/02/16 ................         819,496
   4,000,000    Jeannette County Health Service Authority Hospital Revenue, Jeannette District Memorial Hospital,
                 8.625%, 01/01/18 .............................................................................       4,350,640
   1,250,000    Jeannette County Municipal Authority Sewer Revenue, 7.00%, 07/01/17 ...........................       1,321,625
   1,600,000    Lancaster County Hospital Authority Revenue, Refunding, Health Center, Masonic Homes PJ,
                 AMBAC Insured, 5.00%, 11/15/20 ...............................................................       1,395,136
   1,000,000    Lancaster County Hospital Authority Revenue, Willow Valley Lakes Manor, Series B, Pre-Refunded,
                 9.00%, 06/01/12 ..............................................................................       1,077,470
   1,000,000    Lancaster County Solid Waste Management Authority, Resource Recovery System Revenue,
                 Series A, 8.50%, 12/15/10 ....................................................................       1,059,060
   5,595,000    Lawrence County IDA, PCR, Refunding, Ohio Edison/Pennsylvania Power Co., 7.15%, 03/01/17 ......       5,855,895
   2,500,000    Lebanon County Good Samaritan Hospital Authority Revenue, Good Samaritan Hospital Project,
                 Refunding, 6.00%, 11/15/18 ...................................................................       2,272,250
                Lehigh County General Purpose Authority Revenue,
   1,000,000        Exempt Facility, FGIC Insured, Pre-Refunded, 7.25%, 01/01/10 ..............................       1,058,740
   3,000,000        Good Shepherd Rehabilitation Hospital, 7.50%, 11/15/21 ....................................       3,105,420
   1,100,000        Horizon Health Systems, Inc., Pre-Refunded, 8.25%, 07/01/13 ...............................       1,148,257
   1,000,000        Lehigh Valley Hospital, Inc., Series A, MBIA Insured, Refunding, 5.875%, 07/01/15 .........         985,910
   5,800,000        Muhlenburg Hospital, Series A, 6.60%, 07/15/22 ............................................       5,809,918
   1,400,000        Muhlenburg Hospital, Series A, Pre-Refunded, 8.00%, 07/15/01 ..............................       1,549,912
   1,500,000        Muhlenburg Hospital, Series B, 8.00%, 07/15/01 ............................................       1,629,375
                Lehigh County IDA, PCR, Pennsylvania Power & Light Co. Project, MBIA Insured,
   5,000,000        Series A, 6.40%, 11/01/21 .................................................................       5,192,250
   5,550,000        Series A, 6.15%, 08/01/29 .................................................................       5,682,423
  10,000,000        Series B, 6.40%, 09/01/29 .................................................................      10,411,500
   2,000,000    Lower Providence TWP, Pennsylvania Sewer Authority, Sewer Revenue, Guaranteed Refunding
                 Sewer Revenue, MBIA Insured, 5.25%, 05/01/14 .................................................       1,881,400
                Luzerne County IDA, Exempt Facility Revenue Refunding, Gas and Water Co. Project, Series A,
   4,750,000        6.05%, 01/01/19 ...........................................................................       4,483,478
   5,000,000        AMBAC Insured, 7.00%, 12/01/17 ............................................................       5,533,800
   2,285,000    Meadville GO, Series A, AMBAC Insured, 5.25%, 10/01/25 ........................................       2,082,526
   5,000,000    Montgomery County GO, Series A, 6.10%, 10/15/25 ...............................................       5,061,050
                Montgomery County Higher Education and Health Authority Revenue,
 $ 2,500,000        Bryn Mawr Hospital Project, Pre-Refunded, 7.375%, 12/01/19 ................................     $ 2,755,825
     500,000        Bryn Mawr Hospital Project, Pre-Refunded, 9.375%, 12/01/19 ................................         541,505
   2,375,000        Holy Redeemer Hospital, Series A, AMBAC Insured, 7.625%, 02/01/20 .........................       2,518,284
     610,000        Jeanes Health System Project, Series 1987, 7.625%, 07/01/17 ...............................         614,014
  10,000,000        Jeanes Health System Project, Series 1990, Pre-Refunded, 8.75%, 07/01/20 ..................      11,541,500
   1,315,000        Pottstown Memorial Medical Center Project, 7.35%, 11/15/05 ................................       1,413,007
   1,750,000        St. Joseph's University, Series 1990, 6.50%, 12/15/22 .....................................       1,823,588
   5,500,000        St. Joseph's University, Series 1990, Pre-Refunded, 8.30%, 06/01/10 .......................       6,249,265
                Montgomery County IDAR,
   2,530,000        Refunding, PCR, Philadelphia Electric Co., Series A, 7.60%, 04/01/21 ......................       2,692,679
  10,000,000        Resources Recovery, 7.50%, 01/01/12 .......................................................      10,595,200
   5,000,000    Montgomery County PCR, Philadelphia Electric Revenue, Series B, MBIA Insured, 6.70%, 12/01/21 .       5,321,050
     600,000    Moon Transportation Authority, Highway Improvement Revenue, Pre-Refunded, 9.50%, 02/01/16 .....         637,674
   1,000,000    Neshaminy School District GO, FGIC Insured, 7.00%, 02/15/14 ...................................       1,081,420
   6,600,000    North Allegheny School District GO, AMBAC Insured, Pre-Refunded, 7.60%, 05/01/13 ..............       7,242,378
                Northeastern Pennsylvania Hospital and Educational Authority Revenue, Refunding,
   1,000,000        Kings College Project, Series B, 6.00%, 07/15/11 ..........................................         961,900
   1,000,000        Kings College Project, Series B, 6.00%, 07/15/18 ..........................................         920,150
   5,000,000        Wilkes University, 6.125%, 10/01/11 .......................................................       4,872,650
     600,000    Northeastern Pennsylvania Hospital Authority Revenue, Wilkes Barre General Hospital, Series B,
                 Pre-Refunded, 8.375%, 07/01/06 ...............................................................         632,736
     400,000    Northeastern York County Sewer Authority Revenue, Series 1987, Pre-Refunded, 8.75%, 09/01/18 ..         418,356
   1,175,000    North Hampton Borough Municipal Authority, Water Revenue, Leigh and North Hampton Counties
                 Project, AMBAC Insured, Pre-Refunded, 7.00%, 09/01/14 ........................................       1,237,827
   6,100,000    North Hampton County IDA, PCR, Refunding, 6.10%, 07/15/21 .....................................       6,171,858
   5,000,000    Pennsylvania Convention Center Authority Revenue, Refunding, Series A, 6.60%, 09/01/09 ........       5,238,200
                Pennsylvania EDA,
   3,000,000        MacMillian L.P. Project, 7.60%, 12/01/20 ..................................................       3,285,660
   5,000,000        Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ....................       5,215,100
                Pennsylvania HFA,
  10,000,000        Refunding, Rental Housing, FNMA Insured, 5.75%, 07/01/14 ..................................       9,889,200
   5,655,000        SFMR, Series 1987-K, 6.125%, 10/01/24 .....................................................       5,668,855
      50,000        SFMR, Series 1987-L, 7.125%, 04/01/14 .....................................................          51,848
     750,000        SFMR, Series 1987-P, 8.00%, 04/01/16 ......................................................         771,803
   1,335,000        SFMR, Series 1988-R, 8.125%, 10/01/19 .....................................................       1,374,516
   4,885,000        SFMR, Series 1988-U, 7.80%, 10/01/20 ......................................................       5,149,865
   1,965,000        SFMR, Series 1989-W, 7.80%, 10/01/20 ......................................................       2,056,608
   3,570,000        SFMR, Series 1989-Y, 7.45%, 04/01/16 ......................................................       3,731,471
   5,715,000        SFMR, Series 1990-29, 7.375%, 10/01/16 ....................................................       6,050,642
   4,500,000        SFMR, Series 1991-30, 7.30%, 10/01/17 .....................................................       4,769,595
   5,000,000        SFMR, Series 1991-32, 7.15%, 04/01/15 .....................................................       5,230,950
   3,000,000        SFMR, Series 1992-34-A, 6.85%, 04/01/16 ...................................................       3,107,070
   6,000,000        SFMR, Series 1992-34-B, 7.00%, 04/01/24 ...................................................       6,176,760
                Pennsylvania Infrastructure Investment Authority Revenue, Pennvest Lane Pool Program,
                 MBIA Insured, 5.625%,
   6,010,000        09/01/13 ..................................................................................       5,903,623
   2,870,000        09/01/14 ..................................................................................       2,801,809
   6,400,000    Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue, Philadelphia Funding
                 Project, FGIC Insured, Pre-Refunded, 7.00%, 06/15/14..........................................       7,241,472
  12,565,000    Pennsylvania State Financial Authority Revenue, Refunding, 6.60%, 11/01/09 ....................      13,188,095
                Pennsylvania State Higher Educational Facilities Authority, College and University Revenue,
   1,000,000        Allegheny College Project, Series B, 6.125%, 11/01/13 .....................................         983,750
   3,140,000        Allegheny College Project, Series B, 6.00%, 11/01/22 ......................................       2,973,580
                Pennsylvania State Higher Educational Facilities Authority, College and University Revenue, (cont.)
 $ 2,000,000        Hahnemann University Project, MBIA Insured, Pre-Refunded, 7.20%, 07/01/09 .................     $ 2,181,180
   5,350,000        Hahnemann University Project, MBIA Insured, Pre-Refunded, 7.20%, 07/01/19 .................       5,834,657
   4,000,000        La Salle University, MBIA Insured, 5.625%, 05/01/17 .......................................       3,869,280
   1,000,000        Lycoming College, Pre-Refunded, 8.375%, 10/01/18 ..........................................       1,097,800
   1,000,000        Medical College of Pennsylvania, Series A, Pre-Refunded, 8.375%, 03/01/11 .................       1,108,920
   3,135,000        Medical College of Pennsylvania, Series A, Pre-Refunded, 7.50%, 03/01/14 ..................       3,360,187
   3,040,000        Philadelphia College of Textiles and Science, 6.75%, 04/01/20 .............................       3,073,896
   2,250,000        Philadelphia College of Textiles and Science, Pre-Refunded, 7.50%, 02/01/07 ...............       2,282,805
   1,955,000        Temple University, 7.375%, 10/01/06 .......................................................       1,998,362
   4,505,000        Temple University, 7.40%, 10/01/10 ........................................................       4,602,623
   1,000,000        Widner University, AMBAC Insured, Pre-Refunded, 7.625%, 10/01/13 ..........................       1,066,830
                Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
  10,000,000        Refunding, Allegheny Delaware Valley, MBIA Insured, 5.875%, 11/15/21 ......................       9,786,700
  10,000,000        University of Pennsylvania, Series A, Refunding, 5.75%, 01/01/22 ..........................       9,688,200
   5,220,000    Pennsylvania State Higher Educational Facilities Authority Revenue, Drexel University, Refunding,
                 6.375%, 05/01/17..............................................................................       5,175,056
                Pennsylvania State Higher Educational Facilities Authority Revenue, State System of Higher Education,
   2,220,000        Series L, AMBAC Insured, 6.20%, 06/15/19 ..................................................       2,271,926
   3,000,000        Series N, MBIA Insured, 5.80%, 6/15/24 ....................................................       2,903,280
   4,250,000    Pennsylvania State IDAR, Economic Revenue, AMBAC Insured, 6.00%, 01/01/12 .....................       4,350,045
     890,000    Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement, Series B,
                 MBIA Insured, 8.00%, 11/01/09 ................................................................         934,429
                Pennsylvania State Turnpike Commission Revenue, Pre-Refunded,
   1,000,000        Series A, 7.875%, 12/01/15 ................................................................       1,029,970
   1,000,000        Series C, FGIC Insured, 7.625%, 12/01/17 ..................................................       1,090,130
   1,900,000        Series K, 7.50%, 12/01/19 .................................................................       2,101,495
   2,500,000        Series K, MBIA Insured, 7.50%, 12/01/12 ...................................................       2,765,125
   5,000,000    Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured, 6.10%, 6/15/25    5,011,150
   3,000,000    Philadelphia City GO, Refunding, Series 1987-B, Pre-Refunded, 8.125%, 08/01/17 ................       3,168,900
                Philadelphia Gas Works Revenue,
   8,300,000        11th Series A, Pre-Refunded, 7.875%, 07/01/17 .............................................       8,726,537
     795,000        11th Series C, AMBAC Insured, Pre-Refunded, 7.25%, 01/01/10 ...............................         842,303
   1,000,000        12th Series, MBIA Insured, ETM, 7.00%, 05/15/20 ...........................................       1,111,880
   1,255,000        13th Series, Pre-Refunded, 7.70%, 06/15/11 ................................................       1,427,462
   2,745,000        13th Series, Pre-Refunded, 7.70%, 06/15/11 ................................................       3,128,531
  10,100,000        14th Series A, 6.375%, 07/01/26 ...........................................................      10,197,060
     205,000        Pre-Refunded, AMBAC Insured, 7.25%, 01/01/10 ..............................................         221,357
                Philadelphia Hospitals and Higher Educational Facilities Authority, Hospital Revenue,
   5,225,000        Albert Einstein Medical Center, 7.30%, 10/01/08 ...........................................       5,616,718
   7,755,000        Albert Einstein Medical Center, 7.625%, 04/01/11 ..........................................       8,206,806
   1,000,000        Children's Seashore House, Series A, 7.00%, 08/15/17 ......................................       1,040,640
   2,600,000        Children's Seashore House, Series B, 7.00%, 08/15/22 ......................................       2,697,474
     100,000        Presbyterian Medical Center, AMBAC Insured, Pre-Refunded, 8.00%, 07/01/13 .................         105,198
   2,750,000    Philadelphia Municipal Authority, Gas Works Lease Revenue, 7.625%, 05/01/14 ...................       2,909,033
                Philadelphia Municipal Authority Revenue, Refunding,
   1,360,000        FGIC Insured, Pre-Refunded, 7.80%, 04/01/18 ...............................................       1,498,489
   2,000,000        Justice Lease, Series D, 6.30%, 07/15/17 ..................................................       1,976,940
     300,000        Series 1987, Pre-Refunded, 7.875%, 07/15/17 ...............................................         315,861
      45,000    Philadelphia Parking Authority, Airport Revenue, Refunding, 7.30%, 09/01/03 ...................          45,454
                Philadelphia RDA, Home Improvement Loan Revenue, FHA Mortgage Insured,
     185,000        Series A, 7.375%, 06/01/03 ................................................................         187,679
   1,000,000        Series B, 6.10%, 06/01/17 .................................................................         983,720
                Philadelphia RDA, Housing Revenue,
  $  295,000        Sub-Series 2-B, 8.625%, 08/01/26 ..........................................................      $  298,053
     500,000        Sub-Series 3-B, 8.00%, 08/01/13 ...........................................................         538,380
   5,000,000    Philadelphia School District, Series B, AMBAC Insured, 5.50%, 09/01/15 ........................       4,845,400
                Philadelphia Water and Sewer Revenue,
   6,920,000        10th Series, ETM, 7.35%, 09/01/04 .........................................................       7,764,724
  11,000,000        16th Series, Pre-Refunded, 7.50%, 08/01/10 ................................................      12,473,560
  10,000,000    Philadelphia Water and Wastewater Revenue, Refunding, 5.75%, 06/15/13 .........................       9,563,700
   1,700,000    Pittsburgh Urban RDA, Mortgage Revenue, Series D, 6.25%, 10/01/17 .............................       1,692,010
                Pittsburgh Urban RDA, SFMR,
     990,000        Series A, 7.15%, 10/10/27 .................................................................       1,031,659
   2,500,000        Series B, GNMA Secured, 7.375%, 12/01/16 ..................................................       2,594,225
   1,250,000    Pittsburgh Water and Sewer Authority, Crossover System Revenue, Refunding, FGIC Insured,
                 ETM, 7.25%, 09/01/14 .........................................................................       1,383,875
                Pottstown Borough Authority,
   4,000,000        Sewer Revenue, 7.70%, 11/01/21 ............................................................       4,197,200
   1,000,000        Water Revenue, Pre-Refunded, 7.80%, 08/01/10 ..............................................       1,041,600
   2,415,000    Rose Tree Media, Pennsylvania School District, FGIC Insured, 5.85%, 2/15/17 ...................       2,406,330
  19,195,000    Schuylkill County IDA, Resource Recovery Revenue, Refunding, Schuylkill Energy Resource, Inc.,
                 6.50%, 01/01/10 ..............................................................................      18,210,680
   1,500,000    Schuylkill County, RDA Lease Revenue, Series A, FGIC Insured, 7.125%, 06/01/13 ................       1,657,260
     500,000    Scranton-Lackawanna Health and Welfare Authority, Health Facilities Revenue, Allied Services,
                 FHA Insured, Series C, Pre-Refunded, 8.125%, 01/15/28 ........................................         543,335
     750,000    Silver Spring Towership Authority, Sewer Revenue, FGIC Insured, 6.70%, 07/15/21 ...............         784,860
   7,585,000    Southeastern Transportation Authority, Pennsylvania Supply Revenue, Series A, FGIC Insured,
                 5.75%, 03/01/20 ..............................................................................       7,394,237
   2,715,000    Southside Area School District, AMBAC Insured, Pre-Refunded, 7.00%, 04/15/10 ..................       2,833,347
                State Public School Building Authority, Pennsylvania School Revenue, Refunding,
   2,165,000        Cornell School District, Series B, MBIA Insured, 5.375%, 09/01/12 .........................       2,074,265
   1,000,000        Shenandoah Valley School District, AMBAC, 7.375%, 09/15/10 ................................       1,082,630
   1,975,000    Temple University, System of Higher Education, Pennsylvania Hospital Revenue, Series A, FHA
                 Insured, Pre-Refunded, 7.25%, 08/01/16 .......................................................       2,085,205
     100,000    Union County Higher Educational Facilities Financing Authority, University Revenue, Bucknell
                 University, MBIA Insured, Pre-Refunded, 7.75%, 04/01/07 ......................................         102,084
   3,000,000    Union School District GO, AMBAC Insured, Pre-Refunded, 7.25%, 04/01/15 ........................       3,141,390
     100,000    University of Pittsburgh Higher Education, University Capital Project, Series 1987-A, Pre-Refunded,
                 8.375%, 06/01/05 .............................................................................         105,146
   1,000,000    Venango County GO, AMBAC Insured, Pre-Refunded, 7.25%, 09/15/19 ...............................       1,077,890
   1,000,000    Warren County GO, MBIA Insured, Pre-Refunded, 7.20%, 07/01/16 .................................       1,103,480
   2,000,000    Washington County, Authority Lease Revenue, Municipal Facilities Pool, Capital C, Shadyside
                 Hospital, Series A, AMBAC Insured, Pre-Refunded, 7.375%, 12/15/09 ............................       2,235,580
     100,000    Washington County Hospital Authority Revenue, Washington Hospital, Series 1987, Pre-Refunded,
                 9.50%, 07/01/17 ..............................................................................         105,387
   1,500,000    Westmoreland County IDAR, Refunding, Citizen's General Hospital Project, Series A, 8.25%, 07/01/13    1,551,735
   3,000,000    Wilkes Barre Area School District, GO, FGIC Insured, 6.375%, 04/01/15 .........................       3,153,150
     750,000    Wyoming Valley Sanitary Authority, Sewer Revenue, BIG Insured, Pre-Refunded, 7.25%, 11/15/05 ..         823,200
                York County Solid Waste and Refuse Authority, IDR, Resource Recovery Project, 8.20%, 12/01/14,
     105,000        Series B ..................................................................................         112,162
     900,000        Series C ..................................................................................         961,389
                                                                                                                 --------------
                      Total Long Term Investments (Cost $608,783,974)..........................................     635,889,114
                                                                                                                 --------------

  $  200,000    Allegheny County, Hospital Development Authority, Health Center Presbyterian, MBIA Insured,
                 Weekly VRDN and Put, Series D, 3.50%, 03/01/20 ...............................................      $  200,000
     300,000    Chester County, Pennsylvania Industrial Development Authority, Industrial Development
                 Revenue, Daily VRDN & Put, 3.850%, 08/01/01...................................................         300,000
     960,000    Schuylkill County, Pennsylvania Industrial Development Authority, Daily VRDN & Put, 3.950% 11/01/09     960,000
                                                                                                                 --------------
                      Total Short-Term Investments (Cost $1,460,000) ..........................................       1,460,000
                                                                                                                 --------------
                          Total Investments (Cost $610,243,974)  98.7% ........................................     637,349,114
                          Other Assets and Liabilities, Net  1.3% .............................................       8,009,956
                                                                                                                 --------------
                          Net Assets  100.0% ..................................................................    $645,359,070
                                                                                                                 ==============


                At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $610,243,974 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ................................................................   $  29,965,607
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ................................................................      (2,860,467)
                                                                                                                 --------------
                  Net unrealized appreciation..................................................................   $  27,105,140
                                                                                                                 ==============


PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
EDA      - Economic Development Authority
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FNMA     - Federal National Mortgage Association
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
IDA      - Industrial Development Authority/Agency
IDR      - Industrial Development Revenue
IDAR     - Industrial Development Authority Revenue
L.P.     - Limited Partnership
MBIA     - Municipal Bond Investors Assurance Corp.
MFMR     - Multi-Family Mortgage Revenue
PCR      - Pollution Control Revenue
RDA      - Redevelopment Agency
RDAR     - Redevelopment Agency Revenue
SFMR     - Single Family Mortgage Revenue
TWP      - Township

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate). eSee Note 1(h) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount       Franklin Puerto Rico Tax-Free Income Fund                                                            (Note 1)
                Long Term Investments  97.2%

                Guam Airport Authority Revenue, Series B,
$  1,675,000        6.60%, 10/01/10 ...........................................................................     $ 1,709,204
   5,800,000        6.70%, 10/01/23 ...........................................................................       5,858,406
                Guam Government, GO, Series A,
   4,775,000        5.90%, 09/01/05 ...........................................................................       4,785,839
   1,085,000        6.00%, 09/01/06 ...........................................................................       1,087,463
   5,590,000    Guam Government Limited Obligation Highway, Refunding, Series A, 6.30%, 05/01/12 ..............       5,894,376
                Guam Power Authority Revenue,
   7,190,000        GO, 6.30%, 10/01/22 .......................................................................       7,189,497
   2,680,000        Series A, 6.75%, 10/01/24 .................................................................       2,758,685
   5,000,000    Northern Mariana Islands, Commonwealth Ports Authority, Seaport Revenue, Series A, Port Saipan
                 Harbor Improvement, 6.85%, 10/01/25 ..........................................................       5,018,850
                Puerto Rico Commonwealth GO,
     250,000        6.25%, 07/01/10 ...........................................................................         257,918
   3,905,000        6.40%, 07/01/11 ...........................................................................       4,114,035
   1,515,000        Public Improvement, Series B, Pre-Refunded, 7.25%, 07/01/12 ...............................       1,587,190
   2,000,000        Refunding, MBIA Insured, 5.75%, 07/01/24 ..................................................       1,977,900
     400,000        Refunding, Series A, 6.00%, 07/01/14 ......................................................         401,196
                Puerto Rico Commonwealth Highway and Transportation Authority, Highway Revenue,
   1,000,000        Series T, Pre-Refunded, 6.625%, 07/01/18 ..................................................       1,101,960
   8,000,000        Series Y, 6.00%, 07/01/22 .................................................................       8,005,840
   1,500,000        Series Y, 5.50%, 07/01/26 .................................................................       1,400,220
                Puerto Rico Commonwealth Highway Authority, Highway Revenue, Pre-Refunded,
      70,000        Refunding, Series N, 8.00%, 07/01/03 ......................................................          76,079
   3,925,000        Series P, 8.125%, 07/01/13 ................................................................       4,274,364
     350,000        Series Q, 7.75%, 07/01/10 .................................................................         395,143
   2,265,000    Puerto Rico Commonwealth IDC, General Purpose Revenue, 8.00%, 01/01/03 ........................       2,274,173
                Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue, Series 1988-A,
   3,000,000        7.90%, 07/01/07 ...........................................................................       3,215,670
   2,300,000        7.75%, 07/01/08 ...........................................................................       2,459,413
   2,600,000        7.50%, 07/01/09 ...........................................................................       2,769,000
   3,350,000    Puerto Rico Commonwealth Urban Renewal and Housing Corp., Refunding, 7.875%, 10/01/04 .........       3,681,550
                Puerto Rico Electric Power Authority, Power Revenue,
   2,160,000        Refunding, Series 1987-L, Pre-Refunded, 8.40%, 07/01/15 ...................................       2,281,003
   1,000,000        Refunding, Series 1988-M, Pre-Refunded, 8.00%, 07/01/08 ...................................       1,086,840
   1,445,000        Refunding, Series K, Pre-Refunded, 9.375%, 07/01/17 .......................................       1,537,841
     830,000        Refunding, Series U, 6.00%, 07/01/14 ......................................................         825,427
   1,525,000        Series 1989-O, 7.125%, 07/01/14 ...........................................................       1,629,066
   2,115,000        Series 1991-P, Pre-Refunded, 7.00%, 07/01/11 ..............................................       2,364,126
   1,000,000        Series P, Pre-Refunded, 7.00%, 07/01/21 ...................................................       1,117,790
  10,000,000        Series T, 6.375%, 07/01/24 ................................................................      10,236,900
   7,225,000        Series X, 6.125%, 07/01/21 ................................................................       7,201,374
                Puerto Rico HFC Revenue,
   2,060,000        FHA Mortgage Insured, Section 8 Assisted, Sixth Portfolio, Pre-Refunded, 7.75%, 12/01/26 ..       2,450,349
     420,000        MF, Portfolio A, Series I, 7.50%, 10/01/15 ................................................         440,735
   1,750,000        MF, Portfolio A, Series I, 7.50%, 04/01/22 ................................................       1,832,250
     375,000        MF, Series A, 8.25%, 06/01/11 .............................................................         382,980
   2,405,000    Puerto Rico HFC, SFMR, Series C, GNMA Insured, 6.85%, 10/15/23.................................       2,508,992
                Puerto Rico Housing Bank and Finance Agency, SFMR, Homeownership Development Program,
   3,025,000        Affordable Housing Mortgage, First Portfolio, 6.25%, 04/01/29 .............................       3,045,721
     955,000        Fifth Portfolio, Pre-Refunded, 7.50%, 12/01/15 ............................................       1,046,632
   5,810,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities, Financing
                 Authority, Hospital Revenue, Hospital Auxilio Mutuo Obligation Group, Series A, MBIA Insured,
                 6.25%, 07/01/24 ..............................................................................       5,978,490
                Puerto Rico Industrial, Medical and Environmental Facilities, PCFA,
 $ 4,010,000        Baxter Travenol Labs, Series A, 8.00%, 09/01/12 ...........................................     $ 4,356,063
     900,000        PepsiCo, Inc. Project, 6.25%, 11/15/13 ....................................................         947,889
   2,000,000        Special Facilities, American Airlines, Series A, 6.45%, 12/01/25 ..........................       2,039,340
                Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities,
                 Financing Authority,
   5,000,000        Hospital Revenue, Mennonite General Hospital PJ, Series A, 6.50%, 07/01/26 ................       4,852,200
   2,500,000        Hospital Revenue, Refunding, Dr. Pila Hospital Project, Series A, 6.125%, 08/01/25 ........       2,516,600
     500,000        Hospital Revenue, Refunding, Dr. Pila Hospital Project, Series A, 6.25%, 08/01/32 .........         504,285
   6,550,000        Industrial Revenue, Guaynabo Municipal Government Center, Series A, 5.625%, 07/01/15 ......       6,038,773
   2,025,000        Industrial Revenue, Teachers Retirement System Revenue, Series B, 5.50%, 07/01/16 .........       1,949,184
   2,035,000        Industrial Revenue, Teachers Retirement System Revenue, Series B, 5.50%, 07/01/21 .........       1,937,035
                Puerto Rico Municipal Finance Agency,
   4,550,000        Series 1988-A, 8.25%, 07/01/08 ............................................................       4,928,742
   2,000,000        Series 1994-A, 6.50%, 07/01/19 ............................................................       2,105,020
                Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured,
   1,000,000        5.50%, 07/01/21 ...........................................................................         955,630
   1,000,000        5.75%, 07/01/22 ...........................................................................         987,980
                Puerto Rico Port Authority Revenue,
   1,250,000        Series D, FGIC, 6.00%, 07/01/21 ...........................................................       1,257,650
   5,655,000        Special Facilities, American Airlines, Series A, 6.30%, 06/01/23 ..........................       5,654,265
   1,900,000        Special Facilities, American Airlines, Series A, 6.25%, 06/01/26 ..........................       1,887,061
                Puerto Rico Telephone Authority Revenue,
   6,450,000        Series 1992-L, 6.125%, 01/01/22 ...........................................................       6,485,153
     500,000        Series 1993-N, 5.50%, 01/01/13 ............................................................         480,185
   1,885,000        Series 1993-N, 5.50%, 01/01/22 ............................................................       1,767,546
                University of Puerto Rico, University System Revenues, Series M, MBIA Insured,
   4,000,000        5.50%, 06/01/15 ...........................................................................       3,881,320
   3,000,000        5.25%, 06/01/25 ...........................................................................       2,766,300
                Virgin Islands HFA, SFR, Refunding, Series A, GNMAInsured,
     950,000        6.45%, 03/01/16 ...........................................................................         957,904
   2,250,000        6.50%, 03/01/25 ...........................................................................       2,277,248
   5,600,000    Virgin Islands Water and Power Authority, Electric System Revenue, Series A, 7.40%, 07/01/11 ..       5,895,453
                                                                                                                 --------------
                      Total Long Term Investments (Cost $179,526,527) .........................................     185,689,313
                                                                                                                 --------------
           a    Short Term Investments  .7%
   1,300,000    Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly VRDN and Put,
                 3.10%, 12/01/15 (Cost $1,300,000) ............................................................       1,300,000
                                                                                                                 --------------
                          Total Investments (Cost $180,826,527)  97.9%.........................................     186,989,313
                          Other Assets and Liabilities, Net   2.1%.............................................       4,021,465
                                                                                                                 --------------
                          Net Assets  100.0% ..................................................................    $191,010,778
                                                                                                                 ==============


                At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $180,826,527 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                 excess of value over tax cost ................................................................  $    6,623,053
                  Aggregate gross unrealized depreciation for all investments in which there was an
                 excess of tax cost over value ................................................................        (460,267)
                                                                                                                 --------------
                  Net unrealized appreciation..................................................................     $ 6,162,786
                                                                                                                 ==============



PORTFOLIO ABBREVIATIONS:
AMBAC    - American Municipal Bond Assurance Corp.
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
HFC      - Housing Finance Corp.
IDC      - Industrial Development Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
SFMR     - Single Family Mortgage Revenue
SFR      - Single Family Revenue

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                               Value
   Amount      Franklin Federal Intermediate-Term Tax-Free Income Fund                                               (Note 1)
               Long Term Investments  99.2%
               Alabama  1.1%
 $1,000,000    Morgan County, Decatur Health Care Authority Revenue, Refunding, Connie Lee Insured,
                5.80%, 03/01/04 ................................................................................   $  1,021,270
                                                                                                                 --------------
               Alaska  .8%
    480,000    Alaska State HFC, Collateral, First Mortgage Program, 5.80%, 06/01/04 ...........................        493,493
    200,000    Anchorage Parking Authority Lease Revenue, Refunding, 5th Avenue Garage, 6.50%, 12/01/02 ........        209,990
                                                                                                                 --------------
                                                                                                                        703,483
                                                                                                                 --------------
               Arizona  3.6%
  2,000,000    Maricopa County COP, 5.625%, 06/01/00 ...........................................................      2,023,620
  1,000,000    Maricopa County School District No. 40, Glendale Improvement, 6.10%, 07/01/08 ...................      1,020,540
    200,000    Mohave County IDA, Hospital Systems Revenue, Refunding, Medical Environments, Inc., Phoenix
                Baptist Hospital and Medical Center, ETM, 6.00%, 07/01/00 ......................................        209,910
     65,000    Phoenix HFC, Mortgage Revenue, Refunding, Project A, MBIA Insured, FHA Section 8, 6.00%, 07/01/02         66,953
                                                                                                                 --------------
                                                                                                                      3,321,023
                                                                                                                 --------------
               California  16.4%
    100,000    ABAG Finance Corp., COP, Association XXVI, Series B, 6.30%, 10/01/02 ............................        103,296
  3,000,000    Bakersfield Public Financing Authority Revenue, Series A, 5.80%, 09/15/05 .......................      3,043,080
  1,500,000    California Educational Facilities Authority Revenue, College and University Financing, Refunding,
                Series B, 5.90%, 06/01/03 ......................................................................      1,518,945
               California Statewide CDA Revenue, Refunding, COP, Health Facilities, Barton Memorial Hospital, Series B,
    200,000       5.70%, 12/01/00 ..............................................................................        201,332
    300,000       6.40%, 12/01/05 ..............................................................................        302,556
  1,000,000    California Statewide Community Development Corp., COP, Pacific Homes, Series A, 5.90%, 04/01/09 .        996,430
    300,000    Coalinga Public Financing Authority Revenue, Series B, 6.10%, 09/15/04 ..........................        301,581
  2,600,000    Fresno Joint Powers Financing Authority, Local Agency Revenue, Refunding, Series A, 6.00%, 09/02/01    2,599,974
    100,000    Los Angeles County Transportation Commission, COP, Series B, 5.90%, 07/01/00 ....................        103,263
    450,000    Merced Irrigation District COP, Water Facilities Project, 6.00%, 11/01/02 .......................        467,037
    200,000    Paso Robles USD, COP, Measure D, Capital Projects, Phase III, 5.75%, 08/01/02 ...................        203,992
    100,000    San Diego County COP, Children's Center Project, 6.00%, 10/01/02 ................................        101,025
    100,000    San Diego Port Facilities Revenue, Refunding, National Steel and Shipbuilding Co., 6.60%, 12/01/02       102,202
    130,000    San Francisco City and County RDA, Refunding, MBIA Insured, Series A, 6.125%, 07/01/02 ..........        129,165
    200,000    San Francisco Downtown Parking Corp. Revenue, 6.25%, 04/01/04 ...................................        209,430
    200,000    San Joaquin County COP, General Hospital Project, 5.90%, 09/01/03 ...............................        204,820
  2,000,000    San Ramon Valley USD, COP, Measure A, Capital Project, Series A, 5.95%, 10/01/01 ................      2,078,660
               Snowline Joint USD, COP, Series 1993,
    245,000       5.50%, 07/01/00 ..............................................................................        246,318
    260,000       5.60%, 07/01/01 ..............................................................................        261,173
    275,000       5.70%, 07/01/02 ..............................................................................        276,460
    290,000       5.80%, 07/01/03 ..............................................................................        291,755
    400,000    Solano County COP, Refunding, Justice Facility and Public Building Project, 5.875%, 10/01/05 ....        407,964
    100,000    Southern California Rapid Transit District Revenue, Special Benefit AD A2, Series 92A, 6.00%, 09/01/02   103,862
               Susanville Public Financing Authority Revenue, Water Facilities, Series A, AMBAC Insured,
     25,000       5.90%, 09/01/02 ..............................................................................         26,310
    100,000       6.00%, 09/01/03 ..............................................................................        105,664
    500,000    Tahoe City, Public Utilities District COP, Capital Facilities Project, Series B, 6.05%, 06/01/01         510,445
    100,000    Tuolumne County COP, Multiple Facilities Project, 6.00%, 06/01/99 ...............................        101,068
                                                                                                                 --------------
                                                                                                                     14,997,807
                                                                                                                 --------------
               Colorado  5.8%
               Denver City and County Airport System Revenue,
  3,000,000       Series A, 7.00%, 11/15/99 ....................................................................      3,177,540
    335,000       Series C, 6.25%, 11/15/00 ....................................................................        343,633
               Colorado (cont.)
 $1,500,000    Montrose County COP, 6.20%, 06/15/03 ............................................................    $ 1,540,665
    255,000    Summit County Recreational Facilities Revenue, Refunding, Copper Mountain, Mandatory Put
                10/01/99, 5.90%, 04/01/17 ......................................................................        262,398
                                                                                                                 --------------
                                                                                                                      5,324,236
                                                                                                                 --------------
               Connecticut  2.8%
    560,000    Connecticut State Health and Educational Facilities Authority Revenue, Refunding, Sacred Heart
                University, Series C, 6.00%, 07/01/05 ..........................................................        561,081
2,000,000      Connecticut State HFA, Housing Mortgage Finance, Series C-2, 6.00%, 11/15/10 ....................      2,004,780
                                                                                                                 --------------
                                                                                                                      2,565,861
                                                                                                                 --------------
               District of Columbia  .8%
    700,000    District of Columbia GO, Refunding, Series A, 5.875%, 06/01/05 ..................................        690,767
                                                                                                                 --------------
               Florida  14.9%
    225,000    Alachua County, HFA, Refunding, Santa Fe Health Care Facilities Project, Pre-Refunded, 6.875%,
                11/15/02 .......................................................................................        245,315
  2,840,000    Gateway Service District Revenue, Transportation/Roadway Service Charges, 8.50%, 05/01/04 .......      2,967,431
  1,000,000    Hillsborough County, IDA, University Community Hospital, MBIA Insured, 5.375%, 08/15/04 .........      1,024,300
  2,590,000    Meadow Pointe Community Development District, Capital Improvement Revenue, 6.00%, 07/01/01 ......      2,553,611
  1,000,000    Nassau County Pollution Control Revenue, Refunding, ITT Rayonier, Inc. Project, 6.25%, 06/01/10 .      1,001,090
               Northern Palm Beach County Water Control District, Unit Development Number 31, 6.60%, 11/01/03,
    405,000       Program 1.....................................................................................        419,641
    320,000       Program 2 ....................................................................................        331,568
    795,000    Palm Bay Lease Revenue, Refunding, Florida Education and Research Foundation, Project A, 6.10%,
                09/01/03 .......................................................................................        801,773
               Palm Beach County IDR, Lourdes-Noreen Mckeen Residence, Geriatric Care, Inc. Project,
    275,000       6.20%, 12/01/08 ..............................................................................        277,786
    580,000       6.30%, 12/01/09 ..............................................................................        585,841
  2,700,000    Palm Beach County Solid Waste IDR, Okeelanta Power Project, Series A, 6.375%, 02/15/07 ..........      2,410,668
  1,000,000    Pembroke Pines Special Assessment, No. 94-1, 5.75%, 11/01/05 ....................................        994,990
                                                                                                                 --------------
                                                                                                                     13,614,014
                                                                                                                 --------------
               Georgia  3.6%
    100,000    Fulton County Development Authority, Special Facilities Revenue, Delta Air Lines, Inc. Project, 6.85%,
                11/01/07 .......................................................................................        103,906
  3,105,000    Wayne County Development Authority, Pollution Control Revenue, Refunding, ITT Rayonier, Inc.
                Project, 6.10%, 11/01/07 .......................................................................      3,142,105
                                                                                                                 --------------
                                                                                                                      3,246,011
                                                                                                                 --------------
               Guam  1.1%
  1,000,000    Guam Government GO, Series 1995-A, 5.90%, 09/01/05 ..............................................      1,002,270
                                                                                                                 --------------
               Hawaii  .5%
    500,000    Hawaii State Department of Budget and Finance, Special Purpose Revenue, Kapi'Olani Health
                Obligation, 5.60%, 07/01/06 ....................................................................        500,325
                                                                                                                 --------------
               Illinois  2.4%
    850,000    Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03 ...........        864,680
    360,000    Illinois Housing Development Authority Revenue, Homeowner Mortgage, Sub-Series A-1, 6.10%,
                02/01/05 .......................................................................................        374,605
  1,000,000    Metropolitan Pier and Exposition Authority, Illinois Hospitality Facilities Revenue, McCormick Place
                Convention, 5.75%, 07/01/06 ....................................................................        980,820
                                                                                                                 --------------
                                                                                                                      2,220,105
                                                                                                                 --------------

               Indiana  2.4%
 $2,000,000    Franklin City, EDR, Refunding, Hoover Universal, Inc. Project, Johnson Controls, 6.10%,
                12/01/04 .......................................................................................    $ 2,075,740
    100,000    Indianapolis Local Public Improvement Bond, Series D, 6.10%, 02/01/02 ...........................        104,475
                                                                                                                 --------------
                                                                                                                      2,180,215
                                                                                                                 --------------
               Iowa  .2%
    200,000    Iowa State Financial Authority Hospital, Facilities Revenue, Refunding, Trinity Regional Hospital Project,
                6.50%, 07/01/00 ................................................................................        206,790
                                                                                                                 --------------
               Kentucky  .7%
    100,000    Kenton County Airport Board Revenue, Special Facilities, Delta Airlines, Inc. Project A, 6.75%, 02/01/02 104,112
    500,000    Mt. Sterling Lease Revenue, Kentucky League Cities Funding, Series A, 5.625%, 03/01/03 ..........        505,810
                                                                                                                 --------------
                                                                                                                        609,922
                                                                                                                 --------------
               Louisiana  .6%
     45,000    Calcasieu Parish, Public Transportation Authority Mortgage Revenue, Refunding, Series B,
                6.375%, 11/01/02 ...............................................................................         46,814
    300,000    Louisiana State Correctional Facilities Corp. Lease Revenue, Refunding, FSA Insured, 5.25%, 12/15/00     305,256
    100,000    Louisiana State Offshore Terminal Authority, Deepwater Port Revenue, Refunding, First Stage Loop, Inc.,
                Series B, 6.20%, 09/01/03 ......................................................................        105,377
    100,000    Louisiana State Public Facility Authority Revenue, Student Loan, Series A-1, 6.20%, 03/01/01 ....        104,485
                                                                                                                 --------------
                                                                                                                        561,932
                                                                                                                 --------------
               Maryland  .3%
    220,000    Baltimore EDR, Lease, Refunding, Armistead Partnership, Series A, 6.75%, 08/01/02 ...............        233,691
                                                                                                                 --------------
               Massachusetts  .7%
    200,000    Massachusetts State Industrial Finance Agency, Resource Recovery Revenue, Refunding,
                Refusetech, Inc. Project, Series A, 5.45%, 07/01/01 ............................................        204,314
    415,000    New England Educational Loan Corp., Massachusetts Student Loan Revenue, Refunding,
                Series B, 5.60%, 06/01/02 ......................................................................        423,727
                                                                                                                 --------------
                                                                                                                        628,041
                                                                                                                 --------------
               Michigan  1.1%
  1,000,000    Detroit GO, Refunding, Series B, 6.375%, 04/01/06 ...............................................      1,027,680
                                                                                                                 --------------
               Minnesota  .2%
    200,000    Minneapolis CDA, Supported Development Revenue, Series 91-5A, 7.20%, 12/01/04 ...................        214,308
                                                                                                                 --------------
               Nebraska  .3%
    300,000    Nebraska Higher Education Loan Program, Inc. Revenue, Subject Lien, Series A-6, 6.70%, 12/01/02..        314,889
                                                                                                                 --------------
               New Jersey  1.3%
    110,000    New Jersey EDA, Economic Growth, 2nd Revenue, Series F-1, 6.00%, 12/01/02 .......................        111,815
  1,000,000    New Jersey Health Care Facilities Financing Authority Revenue, Refunding, Monmouth Medical Center,
                Series C, CGIC Insured, 5.80%, 07/01/04 ........................................................      1,046,570
                                                                                                                 --------------
                                                                                                                      1,158,385
                                                                                                                 --------------
               New York  10.9%
               New York City GO,
    515,000       Refunding, Series C, 6.50%, 08/01/04 .........................................................        533,931
  1,850,000       Refunding, Series C, 6.50%, 08/01/07 .........................................................      1,886,445
    500,000       Refunding, Series D, 5.70%, 11/01/06 .........................................................        484,975
    100,000       Series B, 6.25%, 10/01/01 ....................................................................        104,397
    250,000       Series H, 7.00%, 02/01/05 ....................................................................        263,745
  1,000,000       Series J, 6.00%, 02/15/04 ....................................................................      1,005,310
  2,500,000    New York City Health and Hospital Authority, Local Government Revenue, Refunding,
                Series A, 6.00%, 02/15/06 ......................................................................      2,476,825
   90,000      New York City IDA, Civic Facilities Revenue, New York Blood Center, Inc. Project, ETM, 6.80%, 05/01/02    93,749
               New York (cont.)
 $1,000,000    New York State HFA, Refunding, Series A, 5.90%, 05/01/05 ........................................     $  997,230
  1,000,000    New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge, 5.90%, 04/01/08   1,003,840
    100,000    Oneida-Herkimer Solid Waste Management Authority, Solid Waste Systems Revenue, Refunding,
                6.20%, 04/01/00 ................................................................................        101,945
  1,000,000    Port Authority of New York and New Jersey, Special Obligation Revenue, 3rd Installment, 7.00%,
                10/01/07 .......................................................................................      1,051,060
                                                                                                                 --------------
                                                                                                                     10,003,452
                                                                                                                 --------------
               Oklahoma  3.3%
  2,020,000    Jackson County Memorial Hospital Authority Revenue, Refunding, Memorial Hospital Project, 6.75%,
                08/01/04 .......................................................................................      1,989,538
    100,000    Tulsa Public Facilities Authority, Lease Payment Revenue, Refunding, Assembly Center, 5.80%, 07/01/01    102,137
  1,000,000    Valley View Hospital Authority Revenue, Refunding, Valley View Regional Medical Center, 5.75%,
                08/15/06 .......................................................................................        955,500
                                                                                                                 --------------
                                                                                                                      3,047,175
                                                                                                                 --------------
               Pennsylvania  5.3%
    100,000    Cambria County Hospital Development Authority Revenue, Refunding and Improvement, Conemaugh
                Valley Hospital, Series B, Connie Lee Insured, 5.90%, 07/01/03 .................................        103,679
    325,000    Chartiers Valley Industrial and Commercial Development Authority, First Mortgage Revenue, Asbury
                Place Project, 6.25%, 02/01/06 .................................................................        328,448
               Lebanon County Good Samaritan Hospital Authority Revenue, Refunding, Good Samaritan Hospital Project,
    335,000       5.25%, 11/15/01 ..............................................................................        330,933
    215,000       5.35%, 11/15/02 ..............................................................................        211,979
    575,000       5.50%, 11/15/03 ..............................................................................        567,571
               Northeastern Hospital and Educational Authority Revenue, Kings College,
    390,000       5.50%, 07/15/02 ..............................................................................        387,274
    410,000       5.60%, 07/15/03 ..............................................................................        406,749
               Philadelphia Gas Works Revenue, Refunding, Series A,
    300,000       5.70%, 07/01/00 ..............................................................................        304,386
    300,000       5.80%, 07/01/01 ..............................................................................        304,752
  2,000,000    Schuylkill County IDA, Resource Recovery Revenue, Refunding, Schuylkill Energy Resource, Inc.,
                6.50%, 01/01/10 ................................................................................      1,897,440
                                                                                                                 --------------
                                                                                                                      4,843,211
                                                                                                                 --------------
               Puerto Rico  1.8%
               Puerto Rico Electric Power Authority Revenue,
    100,000       Series Q, 5.90%, 07/01/01 ....................................................................        104,023
  1,345,000       Series T, 6.00%, 07/01/04 ....................................................................      1,408,914
    100,000    Puerto Rico Municipal Finance Agency, Series A, 5.30%, 07/01/00 .................................        101,580
                                                                                                                 --------------
                                                                                                                      1,614,517
                                                                                                                 --------------
               South Dakota  3.4%
  1,000,000    South Dakota HDA, Homeownership Mortgage, Series B, 6.05%, 05/01/04 .............................      1,049,810
  2,000,000    South Dakota State Student Loan Finance Corp., 6.35%, 08/01/05 ..................................      2,014,260
                                                                                                                 --------------
                                                                                                                      3,064,070
                                                                                                                 --------------
               Tennessee  .8%
    750,000    Metropolitan Government, Nashville & Davidson County IDBR, Refunding and Improvement,
                Osco Treatment, Inc., 6.00%, 05/01/03 ..........................................................        751,965
                                                                                                                 --------------
               Texas  1.3%
    785,000    Abilene Higher Education Facilities Corp., Higher Education Revenue, Refunding and Improvement,
                Abilene Christian Facility, 5.90%, 10/01/05 ....................................................        797,073
    375,000    Houston HFC, SFMR, Refunding, Series A, FSA Insured, 5.45%, 06/01/03 ............................        381,090
                                                                                                                 --------------
                                                                                                                      1,178,163
                                                                                                                 --------------
               Utah  3.3%
 $2,000,000    Davis County Solid Waste Management and Energy Recovery Revenue, Refunding, Special
                Service District, 5.50%, 06/15/00 ..............................................................    $ 1,983,040
  1,000,000    Utah State HFA, Refunding, SFM, 5.85%, 07/01/08 .................................................        996,530
                                                                                                                 --------------
                                                                                                                      2,979,570
                                                                                                                 --------------
               Virginia  6.8%
  2,800,000    Covington-Alleghany County, Refunding, Westvaco Corp. Project, 5.85%, 09/01/04 ..................      2,968,392
               Virginia State HDA, Commonwealth Mortgage, Series C, Sub-Series 7,
  1,695,000       5.60%, 01/01/03 ..............................................................................      1,756,833
  1,475,000       5.70%, 01/01/04 ..............................................................................      1,535,696
                                                                                                                 --------------
                                                                                                                      6,260,921
                                                                                                                 --------------
               Washington  .7%
    600,000    Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 ....................        618,180
                                                                                                                 --------------
                     Total Long Term Investments (Cost $89,576,495) ............................................     90,704,249
                                                                                                                 --------------
          a    Short Term Investments  .1%
    100,000    Puerto Rico Commonwealth Government Development Bank, Refunding, Weekly VRDN and Put,
                3.10%, 12/01/15 (Cost $100,000).................................................................        100,000
                                                                                                                 --------------
                         Total Investments (Cost $89,576,495)  99.3% ...........................................     90,804,249
                         Other Assets and Liabilities, Net  .7% ................................................        661,872
                                                                                                                 --------------
                         Net Assets  100.0% ....................................................................    $91,466,121
                                                                                                                 ==============


               At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $89,576,495 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                excess of value over tax cost ..................................................................   $  1,749,680
                 Aggregate gross unrealized depreciation for all investments in which there was an
                excess of tax cost over value ..................................................................       (521,926)
                                                                                                                 --------------
                 Net unrealized appreciation ...................................................................   $  1,227,754
                                                                                                                 ==============


PORTFOLIO ABBREVIATIONS:
ABAG     - Association of Bay Area Governments
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
CDA      - Community Development Agency
CGIC     - Capital Guaranty Insurance Co.
COP      - Certificate of Participation
EDA      - Economic Development Authority
EDR      - Economic Development Revenue
ETM      - Escrow to Maturity
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assistance
GO       - General Obligation

HDA      - Housing Development Authority/Agency
HFA      - Housing Finance Authority/Agency
HFC      - Housing Finance Corp.
IDA      - Industrial Development Authority/Agency
IDBR     - Industrial Development Board Revenue
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
RDA      - Redevelopment Agency
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
USD      - Unified School District

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, August 31, 1996 (unaudited)


    Face                                                                                                              Value
   Amount         Franklin High Yield Tax-Free Income Fund                                                          (Note 1)
                  Long Term Investments  96.9%
                  Bonds  94.5%
                  Alabama  .5%
  $ 6,490,000     Homewood Special Care Facilities Financing Authority, Hospital Revenue, Lakeshore Hospital
                   Project, Series B, Pre-Refunded, 8.25%, 02/01/04 ..........................................     $  6,871,677
                  Marshall County Health Care Authority, Hospital Revenue, Pre-Refunded,
    5,000,000         Guntersville, Arab Medical Center, 10.25%, 10/01/13 ....................................        5,557,200
    3,300,000         Refunding, Boaz-Albertville Medical Center, 6.20%, 01/01/08 ............................        3,260,070
      500,000     Marshall County Hospital Board Revenue, Refunding, Boaz-Albertville Medical Center,
                   Pre-Refunded, 8.875%, 01/01/05 ............................................................          517,660
    2,500,000     Prichard Water Works and Sewer Board Revenue, Pre-Refunded, 9.50%, 11/15/14 ................        2,836,350
                                                                                                                 --------------
                                                                                                                     19,042,957
                                                                                                                 --------------
                  Alaska  1.0%
                  Alaska Industrial Development and Export Revenue,
    4,000,000         American President Lines Project, 8.00%, 11/01/09 ......................................        4,293,960
      935,000         Revolving Fund, Series A, 6.20%, 04/01/10 ..............................................          956,131
                  Alaska State HFC,
    5,760,000         Mortgage Program, First Series, 5.90%, 12/01/33 ........................................        5,398,675
   10,000,000         Refunding, Series A, 5.40%, 12/01/13 ...................................................        9,309,100
    4,670,000         Refunding, MBIA Insured, Series A, 5.85%, 12/01/15 .....................................        4,553,764
    4,500,000         eRefunding, MBIA Insured, Series A, 6.00%, 12/01/15 ....................................        4,428,900
    5,000,000         Refunding, MBIA Insured, Series A, 5.875%, 12/01/24 ....................................        4,835,750
    4,000,000     Anchorage Electric Utility Revenue, Senior Lien, 5.50%, 02/01/26 ...........................        3,704,280
    1,635,000     Palmer Golf Course Lease, COP, 10.25%, 07/01/08 ............................................        1,729,797
                                                                                                                 --------------
                                                                                                                     39,210,357
                                                                                                                 --------------
                  Arizona  1.0%
      950,000     Gila County IDA, PCR, Refunding, ASARCO, Inc. Project, 8.90%, 07/01/06 .....................        1,005,214
    8,500,000     Maricopa County PCR, Refunding, Public Services, Palo Verde, Series A, 6.375%, 08/15/23 ....        8,260,130
    4,000,000     Maricopa County Rural Road ID, 8.625%, 07/01/07 ............................................        4,352,760
   16,785,000     Red Hawk Canyon Community Facility, 7.625%, 06/01/05 .......................................       16,463,399
    7,900,000     Salt River Project, Agricultural Improvement and Power District, Electric System Revenue, Series A,
                   6.00%, 01/01/31 ...........................................................................        7,842,330
    2,245,000     Tempe IDA, Residential Care Facilities Revenue, Volunteers of America Care Facilities,
                   9.00%, 06/01/18 ...........................................................................        2,352,199
                                                                                                                 --------------
                                                                                                                     40,276,032
                                                                                                                 --------------
                  Arkansas  .4%
    2,400,000     Baxter County IDR, Refunding, Aeroquip/Trinova Corp. Project, 5.80%, 10/01/13 ..............        2,314,296
    1,000,000     Conway Hospital Revenue, Refunding, Series 1990, 8.375%, 07/01/11 ..........................        1,063,400
                  Independence County PCR,
    4,275,000         Mississippi Power and Light Co. Project, Series A, 9.00%, 07/01/13 .....................        4,671,122
    1,185,000         Mississippi Power and Light Co. Project, Series B, 9.00%, 07/01/13 .....................        1,294,802
      200,000         Mississippi Power and Light Co. Project, Series C, 9.50%, 07/01/14 .....................          221,062
    5,000,000         Refunding, Arkansas Power and Light Co. Project, 6.25%, 01/01/21 .......................        4,925,700
      750,000     Litte Rock Sewer Revenue, Refunding, 5.40%, 08/01/10 .......................................          720,893
                                                                                                                 --------------
                                                                                                                     15,211,275
                                                                                                                 --------------
                  California  12.6%
   21,330,000     Adelanto California Water Authority Revenue, Water Systems Acquisition Project, Series A,
                   7.50%, 09/01/28 ...........................................................................       21,094,943
    7,500,000     Alameda County COP, Refunding, Santa Rita Jail Project, MBIA Insured, 5.70%, 12/01/14 ......        7,390,575
   13,400,000     Alameda County MFHR, Refunding, Claremont House Project, Series A, 8.00%, 12/01/23 .........       13,787,930

                  California (cont.)
                  Antioch 1915 Act, AD No. 27, Lone Tree,
 $ 11,080,000         Series C, 7.70%, 09/02/17 ..............................................................    $  11,421,596
    4,385,000         Series D, 7.30%, 09/02/13 ..............................................................        4,406,136
    2,500,000     Arroyo Grande California COP, Vista Hospital Systems, Series A, 8.375%, 07/01/06 ...........        2,494,550
   22,515,000     Arroyo Grande Hospital System COP, Vista Hospital Systems, Refunding, Series A,
                   9.50%, 07/01/20 ...........................................................................       23,374,623
    2,850,000     Azusa RDA, Tax Allocation, Refunding, Merged Area Project, Series A, 6.75%, 08/01/23 .......        2,882,604
    4,575,000     Beaumont Public Financing Authority Revenue, Sewer Enterprise Project, Series A, Pre-Refunded,
                   6.90%, 09/01/23............................................................................        5,224,925
                  Benicia 1915 Act, Refunding, Fleetside Industrial Park Assessment,
      205,000         4.50%, 09/02/96 ........................................................................          205,000
      210,000         4.80%, 09/02/97 ........................................................................          209,777
      220,000         5.00%, 09/02/98 ........................................................................          218,112
      230,000         5.25%, 09/02/99 ........................................................................          227,746
      245,000         5.50%, 09/02/00 ........................................................................          243,185
      260,000         5.65%, 09/02/01 ........................................................................          258,216
      270,000         5.80%, 09/02/02 ........................................................................          268,518
      285,000         5.90%, 09/02/03 ........................................................................          283,227
      305,000         6.00%, 09/02/04 ........................................................................          302,899
      320,000         6.10%, 09/02/05 ........................................................................          317,597
      340,000         6.20%, 09/02/06 ........................................................................          337,256
      365,000         6.30%, 09/02/07 ........................................................................          361,861
      385,000         6.40%, 09/02/08 ........................................................................          381,508
      410,000         6.50%, 09/02/09 ........................................................................          406,101
      435,000         6.60%, 09/02/10 ........................................................................          430,694
      460,000         6.70%, 09/02/11 ........................................................................          455,285
      300,000         6.80%, 09/02/12 ........................................................................          298,263
    3,000,000     California Educational Facilities Authority Revenue, Pooled College and University Financing,
                   Series B, 6.125%, 06/01/09 ................................................................        2,985,240
    1,030,000     California Special Districts, Association Financial Corp. COP, Santa Cruz Port Authority, Series B,
                   7.50%, 05/01/13 ...........................................................................        1,051,795
                  California State Health Facilities Hospital Revenue, Summit Medical Center, Pre-Refunded,
    4,855,000         Series A, 7.50%, 05/01/09 ..............................................................        5,311,856
    2,155,000         Series A, 7.60%, 05/01/15 ..............................................................        2,363,108
    5,835,000         Series B, 7.50%, 05/01/09 ..............................................................        6,384,074
    3,500,000     California State Higher Education Loan Authority, Inc., Student Loan Revenue, Refunding,
                   Junior Lien, Series B, 9.00%, 07/03/97 ....................................................        3,579,800
    7,320,000     California State Variable Purpose, 5.75%, 03/01/19 .........................................        7,157,423
    2,500,000     California Statewide CDA, California State University Northridge, Refunding, AMBAC Insured,
                   6.00%, 04/01/26 ...........................................................................        2,516,425
                  Capistrano USD, CFD, Special Tax No. 92-1,
      285,000         6.60%, 09/01/05 ........................................................................          286,912
      280,000         6.70%, 09/01/06 ........................................................................          281,870
      325,000         6.80%, 09/01/07 ........................................................................          327,161
      260,000         6.90%, 09/01/08 ........................................................................          261,724
    1,000,000         7.00%, 09/01/18 ........................................................................          988,930
    2,335,000     City of Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 06/01/10 .................        2,345,694
    3,695,000     Colton Community Facilities District, Special Tax No. 90-1, 9.00%, 09/01/20 ................        3,350,478
                  Contra Costa County Public Financing Authority Revenue, Refunding,
    2,455,000         6.625%, 09/02/10 .......................................................................        2,431,825
    2,870,000         6.875%, 09/02/16 .......................................................................        2,868,422
                  California (cont.)
                  Corona COP,
$   8,820,000         Corona Community Hospital Project, Pre-Refunded, 9.425%, 09/01/20 ......................    $  11,652,543
    9,155,000         Corona Community Hospital Project, Pre-Refunded, ETM, 9.425%, 09/01/06 .................       11,158,206
   11,100,000         Vista Hospital Systems, Series B, Refunding, 8.375%, 07/01/06 ..........................       11,400,144
   10,885,000         Vista Hospital Systems, Series B, Refunding, 9.50%, 07/01/20 ...........................       11,387,996
    4,845,000     Eden Township Hospital District Health Facilities Revenue, COP, Refunding, Insured Eden Hospital
                   Health Services Corp., 5.85%, 07/01/18 ....................................................        4,648,729
                  Emeryville RDA, MFHR, Emery Bay Apartments, Series 1991, 8.75%
      230,000         12/01/02 ...............................................................................          234,911
    3,770,000         12/01/21 ...............................................................................        3,809,208
   37,675,000     Foothill Eastern Transportation Corridor Agency, California Toll Road Revenue, Series A,
                   6.50%, 01/01/32 ...........................................................................       37,618,488
    4,500,000     Gateway Improvement Authority, Marin City Community Facilities District, Series A, 7.75%, 09/01/25  4,606,785
    4,175,000     Hawthorne CRDA, Refunding, Hawthorne Plaza Project, 8.50%, 07/01/20 ........................        4,317,660
    8,900,000     Hesperia Public Financing Authority Revenue, Series B, 7.375%, 10/01/23 ....................        8,842,506
    6,000,000     Lake Elsinore, 1915 Act, AD No. 93-1, Series A, 7.90%, 09/02/24 ............................        6,092,760
    3,065,000     Long Beach Special Tax, CFD No. 2, West Long Beach, 7.50%, 09/01/11 ........................        3,084,187
   30,100,000     Los Angeles County, CFD No. 4, Special Tax Improvement, Calabassas Area B, Series A,
                   9.25%, 09/01/22 ...........................................................................       28,931,518
                  Los Angeles MFR, Refunding, 01/01/24
      240,000         Series J-1A, 7.125% ....................................................................          235,858
      675,000         Series J-1B, 7.125% ....................................................................          663,350
    1,435,000         Series J-1C, 7.125% ....................................................................        1,410,232
    1,275,000         Series J-2A, 8.50% .....................................................................        1,235,399
    3,345,000         Series J-2B, 8.50% .....................................................................        3,241,104
    7,120,000         Series J-2C, 8.50% .....................................................................        6,898,853
                  Los Angeles Regional Airports Improvement Corp., Lease Revenue,
   25,000,000         Refunding, Delta Airlines, Inc., 6.35%, 11/01/25 .......................................       25,058,500
    9,500,000         Refunding, United Airlines, Inc., 6.875%, 11/15/12 .....................................        9,887,410
    2,000,000         Sub-Lease Revenue, Continental Airlines, Inc., Terminal Facilities, 9.00%, 08/01/08 ....        2,129,760
    7,730,000         Sub-Lease Revenue, Continental Airlines, Inc., Terminal Facilities, 9.00%, 08/01/17 ....        8,231,522
    4,420,000     Needles Public Financing Authority, Local Agency Revenue, Series A, 10.00%, 10/01/24 .......        4,435,956
    2,938,000     Orinda, 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 09/02/19 ................................        2,994,792
                  Palmdale California Special Tax Community Facility, Ritter Ranch, Series A, 8.50%,
   23,500,000         09/01/24 ...............................................................................       22,305,025
    4,500,000         09/01/25 ...............................................................................        4,269,375
                  Perris Public Financing Authority, Local Agency Revenue, Series B,
    2,035,000         7.125%, 08/15/15 .......................................................................        1,990,474
    4,095,000         7.25%, 08/15/23 ........................................................................        4,028,129
    5,345,000     Richmond Joint Power Finance Authority Improvement Bond, 1915 Act, Improvement Districts
                   Nos. 851 and 853, Series B, 8.50%, 09/02/19 ...............................................        5,513,047
                  Riverside County COP, Airforce Village Project, Series 1992, 8.125%,
    7,160,000         06/15/07 ...............................................................................        7,539,194
    5,290,000         06/15/12 ...............................................................................        5,554,183
   12,000,000     Roseville Special Tax, North Center Community Facility District, 8.60%, 11/01/17 ...........       12,543,480
                  Sacramento County, 1915 Act, Refunding, Sunrise/US Corridor Assessment,
    1,020,000         6.10%, 09/02/01 ........................................................................        1,019,551
    1,125,000         6.30%, 09/02/02 ........................................................................        1,127,205
    1,515,000         6.50%, 09/02/03 ........................................................................        1,530,195
    1,620,000         6.60%, 09/02/04 ........................................................................        1,637,982
    1,725,000         6.70%, 09/02/05 ........................................................................        1,745,855
                  California (cont.)
                  Sacramento County, 1915 Act, Refunding, Sunrise/US Corridor Assessment, (cont.)
  $ 1,840,000         6.80%, 09/02/06 ........................................................................     $  1,863,902
    1,970,000         6.90%, 09/02/07 ........................................................................        1,997,225
    2,100,000         7.00%, 09/02/08 ........................................................................        2,130,597
    2,165,000         7.00%, 09/02/09 ........................................................................        2,179,657
                  San Bernardino County Finance Authority Revenue, Refunding, Public Improvement, AD, Series A,
    1,460,000         6.00%, 09/02/01 ........................................................................        1,446,991
    1,285,000         6.50%, 09/02/04 ........................................................................        1,284,190
    2,720,000         7.00%, 09/02/17 ........................................................................        2,658,637
   15,000,000     San Francisco City and County RDA, Pre-Refunded, 7.75%, 09/01/06 ...........................       15,745,800
                  San Francisco Downtown Parking Corp. Revenue, Series 1993,
    1,800,000         6.55%, 04/01/12 ........................................................................        1,836,486
    2,150,000         6.65%, 04/01/18 ........................................................................        2,193,409
                  San Joaquin Hills Transportation, Corridor Agency Toll Road Revenue, Sr. Lien,
   12,350,000         6.75%, 01/01/32 ........................................................................       12,656,033
    5,930,000         5.00%, 01/01/33 ........................................................................        4,884,778
    1,500,000     San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 02/01/10 ............................        1,547,730
                  San Ramon, 1915 Act, Fostoria Parkway Reassessment District No. 93-1,
    1,005,000         6.30%, 09/02/03 ........................................................................        1,004,427
    2,585,000         6.80%, 09/02/15 ........................................................................        2,528,440
    3,000,000     Santa Margarita, Dana Point Authority, California Revenue, Refunding, Improvement Districts,
                   Series B, MBIA Insured, 5.75%, 08/01/20 ...................................................        2,912,610
                  Santa Rosa, 1915 Act, Fountaingrove Parkway Extension,
    3,340,000         7.40%, 09/02/13 ........................................................................        3,385,190
    3,450,000         7.625%, 09/02/19 .......................................................................        3,531,248
    2,000,000     South San Francisco RDA, Tax Allocation, Gateway Redevelopment Project, 7.60%, 09/01/18,
                   Vallejo Special Tax,.......................................................................        2,088,580
    7,500,000         CFD No. 1988-1, 8.90%, 08/01/21 ........................................................        7,775,925
   12,000,000         CFD No. 1991-1, 8.80%, 10/01/21 ........................................................       12,600,240
                                                                                                                 --------------
                                                                                                                    515,040,031
                                                                                                                 --------------
                  Colorado  4.4%
    2,485,000     Arvada Limited Sales and Use Tax Revenue, Pre-Refunded, 7.50%, 06/01/11 ....................        2,763,892
    3,000,000     Arvada MFHR, Springwood Community, Project A, 6.45%, 02/20/26 ..............................        3,061,170
                  Auraria Higher Education Center, Parking Facilities Revenue, Refunding, Pre-Refunded,
    3,450,000         7.75%, 04/01/09 ........................................................................        3,789,756
    1,600,000         7.875%, 04/01/12 .......................................................................        1,764,080
   12,700,000     Colorado Health Facilities Authority, Beneficial Living System, Inc., Series A, 10.125%, 10/01/20  13,595,223
                  Colorado HFA,
      545,000         SF Program, Issue A-2, 9.375%, 08/01/02 ................................................          569,007
      405,000         SF Program, Series A-2, 9.25%, 08/01/01 ................................................          421,670
      550,000         SF Program, Series B-1, 8.70%, 08/01/01 ................................................          569,338
    1,120,000         SFMR, Series 1991-C, 9.075%, 08/01/03 ..................................................        1,164,184
      565,000         SFMR, Series B-3, 9.75%, 08/01/02 ......................................................          572,718
      955,000         SFMR, Series C, 9.20%, 08/01/02 ........................................................          991,204
    3,735,000     Colorado Springs, Utility Improvements, Revenue, Series A, 6.10%, 11/15/24 .................        3,765,926
                  Denver City and County Airport System Revenue,
    5,840,000         Series A, 8.25%, 11/15/12 ..............................................................        6,589,914
   11,065,000         Series A, 8.00%, 11/15/17 ..............................................................       11,656,535
   31,800,000         Series A, 8.50%, 11/15/23 ..............................................................       36,179,178
   22,050,000         Series A, 7.25%, 11/15/25 ..............................................................       23,285,241
                  Colorado (cont.)
                  Denver City and County Airport System Revenue, (cont.)
   $  145,000         Series A, 8.00%, 11/15/25 ..............................................................        $ 162,270
    5,830,000         Series A, Pre-Refunded, 7.50%, 11/15/12 ................................................        6,693,540
    8,900,000         Series A, Pre-Refunded, 7.25%, 11/15/25 ................................................       10,152,230
      500,000         Series D, 7.75%, 11/15/13 ..............................................................          577,700
    4,190,000         Series D, 7.75%, 11/15/21 ..............................................................        4,597,813
    2,305,000     Eagle County, Airport Terminal Project, Revenue, 7.50%, 05/01/21 ...........................        2,358,937
                  Eagle County Sports Facilities Revenue, Refunding, 8.00%, 08/01/09,
   19,600,000         Beaver Creek Association Project .......................................................       20,911,240
   21,600,000         Vail Association Project ...............................................................       23,045,040
      300,000     Fort Collins IDR, Vipont Pharmaceutical, Inc. Project, Pre-Refunded, 9.25%, 08/01/13 .......          331,701
    3,000,000d    Village Castle Rock Metropolitan District No. 4, 8.50%, 06/01/31 ...........................        1,066,920
                                                                                                                 --------------
                                                                                                                    180,636,427
                                                                                                                 --------------
                  Connecticut  .7%
    2,825,000     Connecticut Development Authority, First Mortgage Revenue, East Hill Gladeview Health
                   Project 86, 9.75%, 12/15/16 ...............................................................        3,095,381
    2,000,000     Connecticut State Health and Educational Facilities Authority Revenue, Sacred Heart University,
                   Refunding, Series C, 6.50%, 07/01/16 ......................................................        2,003,020
                  Connecticut State HFA Housing Mortgage Finance Program,
   19,995,000         Series C-1, 6.30%, 11/15/17 ............................................................       20,173,755
    3,500,000         Subseries F-1, 6.00%, 05/15/17 .........................................................        3,462,830
                                                                                                                 --------------
                                                                                                                     28,734,986
                                                                                                                 --------------
                  District of Columbia  1.8%
    5,410,000     District of Columbia, Carnegie Endowment, Revenue, 5.75%, 11/15/26 .........................        5,099,953
                  District of Columbia, GO,
    7,800,000         Refunding, Series A, 5.875%, 06/01/05 ..................................................        7,697,118
   11,775,000         Refunding, Series A, 6.00%, 06/01/07 ...................................................       11,618,157
    5,000,000         Series E, 6.00%, 06/01/11 ..............................................................        5,036,600
                  District of Columbia Hospital Revenue, Series A,
    6,500,000         Medlantic Healthcare Group, Refunding, MBIA Insured, 5.70%, 08/15/08 ...................        6,527,690
    8,850,000         Medlantic Healthcare Group, Refunding, MBIA Insured, 5.875%, 08/15/19 ..................        8,637,335
    2,000,000         Washington Hospital Center, 7.00%, 08/15/05 ............................................        2,124,820
    4,500,000         Washington Hospital Center, 7.125%, 08/15/19 ...........................................        4,616,055
   14,770,000         Washington Hospital Center, Pre-Refunded, 9.00%, 01/01/08 ..............................       17,265,244
    3,750,000         Washington Hospital Center, Pre-Refunded, 8.75%, 01/01/15 ..............................        4,339,575
    1,500,000     District of Columbia Redevelopment Agency, Washington D. C. Sports Arena Special Tax Revenue,
                   5.625%, 11/01/10 ..........................................................................        1,441,185
                                                                                                                 --------------
                                                                                                                     74,403,732
                                                                                                                 --------------
                  Florida  8.5%
    2,990,000     Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital, MBIA Insured,
                   Series A, 5.80%, 12/01/26 .................................................................        2,939,439
    1,075,000     Bay County Resource Recovery Revenue, Series 1984, Pre-Refunded, 8.00%, 07/01/12 ...........        1,110,722
   19,910,000     Broward County Resource Recovery Revenue, Broward Waste Energy Co., L. P., North Project,
                   Series 1984, 7.95%, 12/01/08 ..............................................................       21,856,402
   12,400,000     Cape Coral Health Facilities Authority, Revenue, Refunding, First Mortgage, Gulf Care, Inc. Project,
                   Pre-Refunded, 11.00%, 10/01/17 ............................................................       15,159,372
                  Capron Trails Community Development District, Series 1990,
    1,940,000         9.375%, 12/01/01 .......................................................................        2,012,575
    5,795,000         9.50%, 12/01/10 ........................................................................        6,078,260
                  Florida (cont.)
$  10,000,000     Dade County, Florida Water and Sewer System Revenue, FGIC Insured, 5.50%, 10/01/25 .........     $  9,473,100
                  East County Water Control District, Lee County Drain, Series 1991, Pre-Refunded,
    2,770,000         8.75%, 09/01/01 ........................................................................        3,041,100
   10,565,000         8.625%, 09/01/11 .......................................................................       12,224,445
    1,640,000     Escambia County Health Facilities Authority Revenue, Refunding, Baptist Hospital, Inc.,
                   Series A, 8.70%, 10/01/14 .................................................................        1,781,778
    2,945,000     Flagler County IDA, First Mortgage Revenue, RHA South Florida Properties, Inc. Projects,
                   10.50%, 12/01/18 ..........................................................................        2,968,531
                  Florida Board of Education, Outlay Public Education, Series B, 5.875%,
    7,000,000         06/01/24 ...............................................................................        6,947,150
    2,000,000         06/01/25 ...............................................................................        1,984,680
                  Florida State, Mid Bay Bridge Authority, Series 1991-B, Pre-Refunded, 8.50%,
    3,200,000         10/01/08 ...............................................................................        3,578,880
   15,400,000         10/01/22 ...............................................................................       17,223,360
    4,025,000     Gateway Services District, Florida Water Management Benefit Tax Revenue, Second Assessment
                   Area Phase One, 8.00%, 05/01/20 ...........................................................        3,875,914
   11,000,000     Indian Trace Community Development District, Florida Water and Sewer Revenue, Expansion,
                   6.875%, 04/01/10 ..........................................................................       10,609,830
                  Indian Trace Community Development District, Refunding, Water Management Special Benefit,
                   Sub-Series B, 8.25%,
   11,935,000         05/01/05 ...............................................................................       12,057,453
   12,760,000         05/01/11 ...............................................................................       12,811,550
   10,000,000     Kissimmee Florida Utility Authority, Electric Systems Revenue, Refunding, FGIC Insured,
                   5.50%, 10/01/15 ...........................................................................        9,678,400
    1,765,000     Lake Clarke Shores Utility System Revenue, Pre-Refunded, 8.75%, 10/01/18 ...................        1,952,461
   12,000,000     Lakeland Retirement Community First Mortgage Revenue, Carpenters Home Estates Project,
                   9.75%, 09/01/18 ...........................................................................       12,535,320
                  Lakewood Ranch Community Development District 2, Benefit Special Assessment, 8.125%,
                   05/01/17,
   10,495,000         Series A ...............................................................................       10,364,022
    9,760,000         Series B ...............................................................................        9,638,195
    6,500,000     Manatee County IDR, Manetee Hospital and Health Systems, Inc., Pre-Refunded, 9.25%, 03/01/21        7,740,265
                  Meadow Pointe Community Development District, Capital Improvement Revenue,
    2,565,000         6.25%, 07/01/98 ........................................................................        2,563,410
    7,870,000         6.875%, 07/01/99 .......................................................................        7,910,845
                  Mount Dora County Club Community Development District, Special Assessment Revenue,
    2,365,000         6.75%, 05/01/03 ........................................................................        2,306,750
    4,110,000         7.125%, 05/01/05 .......................................................................        4,058,707
    2,955,000         7.75%, 05/01/13 ........................................................................        2,887,153
                  North Springs ID, Water Management,
    1,980,000         Series A, 8.20%, 05/01/24 ..............................................................        2,072,585
    1,740,000         Series B, 8.30%, 05/01/24 ..............................................................        1,820,997
                  Northwood Community Development District, Special Assessment Revenue,
    2,165,000         Series A, 7.125%, 05/01/00 .............................................................        2,145,234
    1,620,000         Series B, 7.60%, 05/01/17 ..............................................................        1,601,467
    6,000,000     Palm Beach County Health Facility Authority Revenue, Refunding, Abbey del Ray Project,
                   Series 1992, 8.25%, 10/01/15 ..............................................................        6,472,200
                  Pelican Marsh Community Development District, Special Assessment Revenue, 8.25%, 05/01/16,
    8,540,000         Series A ...............................................................................        8,895,691
    5,130,000         Series B ...............................................................................        5,343,665
    1,225,000     Pembroke Pines Florida, Capital Improvement Revenue, AMBAC Insured, 5.95%, 10/01/20 ........        1,235,082
    2,425,000     Port Orange Lease Finance Corp., Recreation Facilities Lease Revenue, Pre-Refunded,
                   8.75%, 10/01/12 ...........................................................................        2,754,558
                  Florida (cont.)
                  Riverwood Community Development, Special AD, Series A,
  $ 4,420,000         6.75%, 05/01/04 ........................................................................     $  4,437,768
    2,960,000         7.75%, 05/01/14 ........................................................................        2,975,303
    5,000,000     St. Lucie County Florida, Reserve CDD, Storm Water Management, 8.25%, 05/01/14 .............        5,081,350
    5,000,000     St. Lucie West Services District, Florida Water Management Benefit Tax, 7.70%, 05/01/25 ....        4,903,000
                  St. Lucie West Services District Revenue, Refunding, Port St. Lucie,
   20,430,000         7.875%, 05/01/20 .......................................................................       20,651,461
   23,480,000         8.25%, 12/01/23 ........................................................................       24,224,081
                  Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital, Inc.,
      265,000         8.60%, 10/01/02 ........................................................................          281,308
      835,000         Pre-Refunded, 8.70%, 10/01/14 ..........................................................          921,105
                  Tampa Capital Improvement Program Revenue,
    3,085,000         Series A, 8.25%, 10/01/18 ..............................................................        3,270,501
    8,900,000         Series B, 8.375%, 10/01/18 .............................................................        9,392,259
   10,000,000     Tampa Revenue, Aquarium, Inc. Project, 7.55%, 05/01/12 .....................................       10,791,100
                  Village Community Development, District No. 1, Capital Improvement Revenue,
    4,765,000         6.75%, 05/01/02 ........................................................................        4,831,281
    2,765,000         8.40%, 05/01/12 ........................................................................        2,907,480
    4,125,000         8.00%, 05/01/15 ........................................................................        4,230,765
                                                                                                                 --------------
                                                                                                                    350,610,310
                                                                                                                 --------------
                  Georgia  .1%
      735,000     Burke County Development Authority, PCR, Georgia Power Co., Plant Vogtle Project,
                   8.375%, 07/01/17 ..........................................................................          769,317
       40,000     Fulton County Residential Care Facilities, Elderly Authority Revenue, Refunding, Lenbrook Square
                   Foundation, Inc. Project, Series 1987, 9.75%, 01/01/17 ....................................           40,662
    1,365,000     Tift County IDAR, Beverly Enterprises, 10.125%, 09/01/10 ...................................        1,526,111
                                                                                                                 --------------
                                                                                                                      2,336,090
                                                                                                                 --------------
                  Hawaii  .3%
    6,500,000     Hawaii Department of Transportation Special Revenue, Continental Airlines, Inc., 9.70%, 06/01/20    6,927,180
    4,980,000     Hawaii State Special AD No. 17, AMBAC Insured, 9.50%, 08/01/11 .............................        5,196,929
    1,315,000     Hawaiian Home Lands Department Revenue, 7.60%, 07/01/08 ....................................        1,419,280
                                                                                                                 --------------
                                                                                                                     13,543,389
                                                                                                                 --------------
                  Illinois  4.0%
    9,150,000     Alton Hospital Facilities Revenue, Refunding, St. Anthony's Health Center Project, Pre-Refunded,
                   8.375%, 09/01/14...........................................................................       10,258,523
    5,635,000     Aurora MFMR, Fox Valley Two-Oxford, 8.50%, 12/01/08 ........................................        5,672,022
                  Chicago O'Hare Airport Special Facility,
    7,830,000         Refunding, American Airlines, Inc. Project, 8.20%, 12/01/24 ............................        8,971,223
    3,705,000         United Airlines, Inc., Revenue, 8.85%, 05/01/18 ........................................        4,147,007
   15,450,000         United Airlines, Inc., Series 1984-A, 8.85%, 05/01/18 ..................................       17,293,185
                  Chicago Wastewater Transmission Revenue,
    2,810,000         FGIC Insured, Pre-Refunded, 6.35%, 01/01/22 ............................................        3,067,143
    4,780,000         MBIA Insured, 6.375%, 01/01/24 .........................................................        4,938,218
    7,000,000     Illinois Development Financial Authority PCR, Refunding, Commonwealth Edison Co. Project,
                   7.25%, 06/01/11 ...........................................................................        7,422,450
                  Illinois Educational Facilities Authority Revenues, Osteopathic Health Systems,
    2,330,000         ETM, 7.125%, 05/15/11 ..................................................................        2,546,900
    7,000,000         Pre-Refunded, 7.25%, 05/15/22 ..........................................................        7,693,910

                  Illinois (cont.)
                  Illinois Health Facilities Authority Revenue,
  $ 3,000,000         Bensenville Home Society, Series B, 8.20%, 02/15/19 ....................................     $  3,174,450
    6,500,000         Northwestern Medical Center, 6.625%, 11/15/25 ..........................................        6,795,620
    9,000,000         Refunding, Rush Presbyterian Hospital, MBIA Insured, Series A, 6.25%, 11/15/20 .........        9,121,590
    3,000,000         Refunding, Westlake Community Hospital, 7.875%, 01/01/13 ...............................        3,170,820
    2,000,000         Sarah Bush Lincoln Health Center, 7.25%, 05/15/12 ......................................        2,055,340
    3,000,000         Servantcor, Series 1989-B, Pre-Refunded, 7.875%, 08/15/19 ..............................        3,327,060
   18,765,000     Illinois Health Facilities Authority Revenue, Revolving Fund, Pooled Financing, Thorek Hospital and
                   Medical Center, Series H, 9.50%, 08/01/15 .................................................       19,965,022
    6,500,000     Lombard, Village of, Revenue, Refunding, Beacon Hill Project, 9.30%, 02/15/18 ..............        6,695,585
                  Metropolitan Pier and Exposition Authority, Illinois Hospitality Facilities Revenue, McCormick
                   Place Convention,
    1,650,000         5.75%, 07/01/06 ........................................................................        1,618,353
   11,000,000         6.25%, 07/01/17 ........................................................................       10,662,960
    7,500,000         7.00%, 07/01/26 ........................................................................        7,969,650
   17,500,000     Robbins Resources Recovery Revenue, Series B, 9.25%, 10/15/16 ..............................       17,480,925
    1,330,000     Sterling Illinois First Mortgage Revenue, Hoosier Care Project, Series A, 9.75%, 08/01/19 ..        1,413,032
                                                                                                                 --------------
                                                                                                                    165,460,988
                                                                                                                 --------------
                  Indiana  .8%
    5,000,000     Crawfordsville Industrial EDR, Refunding, Kroger Co., 7.70%, 11/01/12 ......................        5,354,050
    3,000,000     Indiana Health Facility Financing Authority, Hospital Revenue, Hancock Memorial Hospital Project,
                   Series 1990, 8.30%, 08/15/20 ..............................................................        3,197,160
    1,000,000     Indiana State Educational Facilities Authority Revenue, Anderson University Project,
                   8.40%, 10/01/08 ...........................................................................        1,079,260
   12,500,000     Indianapolis Local Public Improvement Bond, Series C, 6.00%, 01/10/18 ......................       12,539,375
    2,500,000     Jefferson County Hospital Authority Facility Revenue, Refunding, King's Daughters' Hospital,
                   8.50%, 08/15/13 ...........................................................................        2,678,500
                  Kokomo Hospital Authority Revenue, Refunding, St. Joseph's Hospital and Health Center of Kokomo,
                   Pre-Refunded, 8.75%, 02/15/13,
    3,700,000         Series A ...............................................................................        4,074,144
    2,445,000         Series B ...............................................................................        2,692,238
                                                                                                                 --------------
                                                                                                                     31,614,727
                                                                                                                 --------------
                  Iowa  .0%
      500,000     Clinton Hospital Facilities Revenue, Jane Lamb Health Center Project, Pre-Refunded,
                   8.75%, 08/01/03 ...........................................................................          550,740
                                                                                                                 --------------
                  Kansas  .2%
    5,730,000     Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 08/15/23 .................        6,167,600
                                                                                                                 --------------
                  Kentucky  1.2%
      900,000     Danville Multi-City Lease Revenue, Sewer and Drain System, Series G, MBIA Insured,
                   Pre-Refunded, 6.75%, 03/01/11 .............................................................          994,455
      940,000     Florence Housing Facilities Revenue, Bluegrass Retirement Housing Foundation Project,
                   9.50%, 07/01/17 ...........................................................................          939,784
    3,200,000     Jefferson County, Health Facilities Revenue, Beverly Project, 10.125%, 08/01/07 ............        3,449,152
                  Kenton County Airport Revenue, Special Facilities, Delta Airlines, Inc. Project,
   11,000,000         8.10%, 12/01/15 ........................................................................       11,756,910
   11,230,000         Series A, 7.50%, 02/01/20 ..............................................................       11,934,907
    3,595,000         Series B, 7.25%, 02/01/22 ..............................................................        3,787,836
      975,000     Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%, 09/01/06 ..............        1,024,403
                  Russell County, Franciscan Health System Revenue, Series B, 8.10%,
    1,700,000         07/01/01 ...............................................................................        1,848,087
    7,500,000         07/01/15 ...............................................................................        8,405,100
                  Kentucky (cont.)
  $ 1,000,000     Stanford Health Facilities Revenue, Refunding, Beverly Project, 10.375%, 11/01/09 ..........     $  1,129,830
    3,350,000     Winchester Hospital Revenue, Refunding, Clark County Hospital Project, 7.75%, 04/01/13 .....        3,402,428
                                                                                                                 --------------
                                                                                                                     48,672,892
                                                                                                                 --------------
                  Louisiana  2.9%
    2,695,000     Calcasieu Parish, SFMR, Series 1991-A, 7.75%, 06/01/12 .....................................        2,841,689
      705,000     Iberville Parish Consolidated School District No. 5, GO, Unlimited Tax, Pre-Refunded,
                   8.00%, 10/01/06 ...........................................................................          768,767
   35,000,000     Lake Charles Harbor and Terminal District Port Facilities Revenue, Refunding, Trunkline Co.
                   Project, 7.75%, 08/15/22 ..................................................................       38,985,800
    4,850,000     Pointe Coupee Parish, PCR, Refunding, Gulf States Utilities Co. Project, 6.70%, 03/01/13 ...        4,867,751
                  St. Charles Parish PCR, Louisiana Power and Light Co. Project,
   25,500,000         8.25%, 06/01/14 ........................................................................       27,718,245
   13,525,000         8.00%, 12/01/14 ........................................................................       14,689,638
                  West Feliciana PCR,
   17,200,000         Refunding, Gulf System Utilities Co. Project, 8.00%, 12/01/24 ..........................       18,255,736
    8,740,000         Series B, 7.50%, 05/01/15 ..............................................................        9,245,347
                                                                                                                 --------------
                                                                                                                    117,372,973
                                                                                                                 --------------
                  Maine  .2%
    5,000,000     Maine State Finance Authority Solid Waste Disposal Revenue, Boise Cascade Corp. Project,
                   7.90%, 06/01/15 ...........................................................................        5,300,150
    4,800,000     Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 07/01/20 ......................        4,901,616
                                                                                                                 --------------
                                                                                                                     10,201,766
                                                                                                                 --------------
                  Maryland  .9%
                  Gaithersberg Hospital Facilities Revenue, Refunding, Shady Grove Adventist Hospital,
    3,635,000         Nursing Home, Series 1992-B, Pre-Refunded, 8.50%, 09/01/22 .............................        4,346,769
    6,075,000         Series 1992-B, 8.50%, 09/01/03 .........................................................        6,049,364
    5,340,000         Series 1992-B, 8.50%, 09/01/07 .........................................................        5,710,863
    5,000,000         Series C, 6.00%, 09/01/21 ..............................................................        5,007,900
                  Takoma Park, Hospital Facilities Revenue, Washington Adventist Hospital Project, Series B, 8.50%,
    6,320,000         09/01/03 ...............................................................................        6,492,030
    6,975,000         09/01/07 ...............................................................................        7,459,414
                                                                                                                 --------------
                                                                                                                     35,066,340
                                                                                                                 --------------
                  Massachusetts  1.6%
    2,000,000     Bay Transit Authority, General Transportation System, Series A, 7.00%, 03/01/21 ............        2,300,200
    4,500,000     Cape Cod Health Systems, Massachusetts Industry Finance Authority, Pre-Refunded,
                   8.50%, 11/15/20 ...........................................................................        5,223,285
                  Massachusetts Municipal Wholesale, Electric Co. Power Supply System Revenue, 6.75%,
    4,435,000         Series A, 07/01/11 .....................................................................        4,594,970
    3,170,000         Series B, 07/01/17 .....................................................................        3,348,725
                  Massachusetts State Health and Educational Facilitity Revenue,
    5,000,000         Baystate Medical Center, Series E, 6.00%, 07/01/26 .....................................        4,917,650
    2,000,000         Framingham, Union Hospital, Pre-Refunded, 8.50%, 07/01/10 ..............................        2,294,820
    2,000,000     Massachusetts State Industrial Finance Agency, First Mortgage Revenue, Brookhaven at Lexington
                   Retirement Project, Pre-Refunded, 10.25%, 01/01/18 ........................................        2,210,040
                  Massachusetts State Industrial Finance Agency, Semass Project, 07/01/15,
   15,490,000         Series 1991-A, 9.00% ...................................................................       17,437,558
   20,590,000         Series 1991-B, 9.25% ...................................................................       23,251,463
    1,000,000     Massachusetts State Water Resources Authority, Series A, 6.00%, 04/01/20 ...................        1,000,260
                                                                                                                 --------------
                                                                                                                     66,578,971
                                                                                                                 --------------
                  Michigan  2.2%
  $ 6,240,000     City of Cadillac, Local Development Financial Authority, Tax Increment Revenue, Refunding,
                   8.50%, 03/01/10 ...........................................................................     $  6,571,781
                  Detroit GO,
    5,175,000         City School District, Series A, AMBAC Insured, 5.85%, 05/01/16 .........................        5,191,871
    5,160,000         Series A, 6.80%, 04/01/15 ..............................................................        5,507,165
    7,535,000         Series B, Refunding, 6.375%, 04/01/07 ..................................................        7,741,534
    3,000,000         Series B, Refunding, 6.25%, 04/01/08 ...................................................        3,048,510
    2,750,000     Dickinson County, Memorial Hospital System Revenue, 8.125%, 11/01/24 .......................        3,067,268
   11,770,000     Kent Hospital Finance Authority, Michigan Health Care Revenue, Series A, MBIA Insured,
                   6.125%, 1/15/21 ...........................................................................       11,898,528
    6,605,000     Michigan State Hospital, Finance Authority Revenue, Refunding, Detroit Osteopathic Hospital,
                   Pre-Refunded, Series A, 7.50%, 11/01/10 ...................................................        6,995,356
    7,825,000     Michigan State Strategic Funding Obligation, 6.20%, 08/15/25 ...............................        7,986,665
   12,000,000     Midland County EDC, PCR, Refunding, 9.50%, 07/23/09 ........................................       13,076,160
    3,500,000     Muskegon, Hospital Finance Authority, Muskegon General Hospital, 8.25%, 02/15/11 ...........        3,728,865
    2,085,000     Tawas City HFA, Hospital Revenue, Tawas St. Joseph's Hospital Project, Series A, 8.50%, 03/15/12    2,150,135
    1,900,000     Wayne County, Downriver Systems Sewer Disposal, Series A, 7.00%, 11/01/13 ..................        1,949,514
    4,500,000     Wayne County, Michigan Building Authority IDA, Pre-Refunded, 8.00%, 03/01/17 ...............        5,228,505
    5,000,000     Wayne County, South Huron Valley Wastewater Control, Refunding, 7.875%, 05/01/02 ...........        5,501,150
                  Wyandotte Tax Increment Finance Authority, Central Development Area Project, Pre-Refunded,
                   7.875%,
      500,000         06/01/08 ...............................................................................          521,690
      500,000         06/01/09 ...............................................................................          547,805
      500,000         06/01/10 ...............................................................................          547,805
                                                                                                                 --------------
                                                                                                                     91,260,307
                                                                                                                 --------------
                  Minnesota  2.9%
                  Burnsville Solid Waste Revenue, Freeway Transfer, Inc. Project, 9.00%,
      515,000         10/01/00 ...............................................................................          564,605
    1,500,000         04/01/10 ...............................................................................        1,645,125
    5,000,000     Duluth Minnesota, Commercial Development Revenue, Refunding, Duluth Radisson Hotel Project,
                   8.00%, 12/01/15 ...........................................................................        4,870,050
                  Minneapolis CDA, Limited Tax, Supported Development Revenue,
    3,075,000         Series 2, 8.40%, 12/01/12 ..............................................................        3,247,046
      600,000         Series 3-A, 8.375%, 12/01/19 ...........................................................          650,994
      290,000     Minneapolis CDR, Selwyn/Lavin Project, 9.00%, 12/01/11 .....................................          290,592
    4,000,000     Minnesota State HFA, Rental Housing, Refunding, MBIA Insured, Series D, 5.95%, 02/01/18 ....        3,961,520
    1,255,000     Northfield First Mortgage Nursing Home Revenue, Minnesota Odd Fellows Home Project,
                   8.75%, 10/01/03 ...........................................................................        1,316,357
    5,165,000     Northwest Multi-County RDA, Governmental Housing Revenue Pooled Housing Project,
                   7.40%, 07/01/26 ...........................................................................        4,949,258
    4,110,000     Robbinsdale, MFHR, Refunding, Copperfield Phase II Apartments, 9.00%, 03/01/25 .............        4,133,550
   10,000,000     South Central Multi-County Housing and RDA, Pooled Housing, 8.00%, 02/01/25 ................        6,500,000
    5,930,000     St. Cloud, IDR, Nahan Printing, 9.75%, 06/01/20 ............................................        6,278,981
                  St. Paul Housing and RDA, Hospital Facility Revenue, Healtheast Project,
    4,475,000         Series A, Pre-Refunded, 9.75%, 11/01/17 ................................................        4,760,729
      410,000         Series B, 9.75%, 11/01/17 ..............................................................          439,053
      660,000         Series C, Pre-Refunded, 9.75%, 11/01/17 ................................................          702,141
    3,320,000         Series D, Pre-Refunded, 9.75%, 11/01/17 ................................................        3,531,982
    1,530,000     St. Paul Housing and RDA, Housing Tax, 8.625%, 09/01/07 ....................................        1,697,841
      590,000     St. Paul Port Authority Commercial Development, Theole Printing Project, 9.00%, 10/01/21 ...          602,868
    4,690,000     St. Paul Port Authority Energy Park, Tax Increment Revenue, Refunding, Pre-Refunded,
                   8.00%, 12/01/07 ...........................................................................        5,149,901
                  Minnesota (cont.)
                  St. Paul Port Authority, IDR,
  $ 1,095,000         SDA Enterprises, Series K, 10.25%, 10/01/10 ............................................        $ 999,954
       40,000         Series 1979-2, 7.50%, 10/01/09 .........................................................           37,745
       50,000         Series 1980-F, 10.25%, 10/01/96 ........................................................           49,992
       55,000         Series 1980-F, 10.25%, 10/01/97 ........................................................           55,025
       60,000         Series 1980-F, 10.25%, 10/01/98 ........................................................           60,049
       65,000         Series 1980-F, 10.25%, 10/01/99 ........................................................           65,073
       70,000         Series 1980-F, 10.25%, 10/01/00 ........................................................           69,434
       80,000         Series 1980-F, 10.25%, 10/01/01 ........................................................           79,362
       90,000         Series 1980-F, 10.25%, 10/01/02 ........................................................           88,421
    1,300,000         Series 1982-N, 10.75%, 10/01/02 ........................................................        1,289,795
      860,000         Series 1983-C, 10.00%, 12/01/01 ........................................................          852,810
      715,000         Series 1983-C, 10.00%, 12/01/02 ........................................................          702,166
    2,930,000         Series 1983-C, 10.00%, 12/01/06 ........................................................        2,663,868
    3,100,000         Series 1983-C, 9.875%, 12/01/08 ........................................................        2,768,083
       15,000         Series 1984-I, 10.75%, 12/01/00 ........................................................           15,015
       15,000         Series 1984-I, 10.75%, 12/01/01 ........................................................           15,018
       15,000         Series 1984-I, 10.75%, 12/01/02 ........................................................           14,876
       25,000         Series 1984-L, 9.75%, 12/01/01 .........................................................           24,792
       30,000         Series 1984-L, 9.75%, 12/01/02 .........................................................           29,462
    1,530,000         Series 1984-L, 9.75%, 12/01/14 .........................................................        1,331,819
       65,000         Series 1984-N, 10.00%, 12/01/01 ........................................................           64,457
       65,000         Series 1984-N, 10.00%, 12/01/02 ........................................................           63,833
    1,405,000         Series 1984-N, 10.00%, 12/01/14 ........................................................        1,244,029
       80,000         Series 1985-J, 9.50%, 12/01/01 .........................................................           79,338
       95,000         Series 1985-J, 9.50%, 12/01/02 .........................................................           93,303
    1,325,000         Series 1985-J, 9.50%, 12/01/11 .........................................................        1,140,176
       40,000         Series 1985-L, 9.50%, 12/01/01 .........................................................           39,669
       45,000         Series 1985-L, 9.50%, 12/01/02 .........................................................           44,196
    1,025,000         Series 1985-L, 9.50%, 12/01/14 .........................................................          881,982
       55,000         Series 1985-S, 9.625%, 12/01/01 ........................................................           54,544
       60,000         Series 1985-S, 9.625%, 12/01/02 ........................................................           58,927
    1,280,000         Series 1985-S, 9.625%, 12/01/14 ........................................................        1,101,376
       30,000         Series 1985-T, 9.625%, 12/01/01 ........................................................           29,751
       35,000         Series 1985-T, 9.625%, 12/01/02 ........................................................           34,374
      910,000         Series 1985-T, 9.625%, 12/01/14 ........................................................          783,010
       25,000         Series 1989-F, 8.00%, 09/01/00 .........................................................           24,089
       25,000         Series 1989-F, 8.00%, 09/01/01 .........................................................           24,084
       25,000         Series 1989-F, 8.00%, 09/01/02 .........................................................           24,082
    1,025,000         Series 1989-F, 8.00%, 09/01/19 .........................................................          862,189
    1,185,000         Series 1991 A-I, 8.50%, 12/01/01 .......................................................        1,129,530
      260,000         Series 1991 A-I, 9.00%, 12/01/02 .......................................................          252,840
    4,300,000         Series 1991 A-I, 9.00%, 12/01/12........................................................        3,700,838
    1,160,000         Series 1991 A-II, 8.50%, 12/01/01 ......................................................        1,105,700
      255,000         Series 1991 A-II, 9.00%, 12/01/02 ......................................................          247,977
    4,235,000         Series 1991 A-II, 9.00%, 12/01/12 ......................................................        3,453,812
    1,220,000         Series 1991 A-III, 8.50%, 12/01/01 .....................................................        1,162,892
      265,000         Series 1991 A-III, 9.00%, 12/01/02 .....................................................          257,702
    4,430,000         Series 1991 A-III, 9.00%, 12/01/12 .....................................................        3,812,724
      930,000         Series 1991 A-IV, 8.50% 12/01/01 .......................................................          886,467
      205,000         Series 1991 A-IV, 9.00%, 12/01/02 ......................................................          199,354
    3,375,000         Series 1991 A-IV, 9.00%, 12/01/12 ......................................................        2,904,728
                  Minnesota (cont.)
                  St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%,
  $ 5,155,000         06/01/16 ...............................................................................     $  5,120,358
   10,660,000         06/01/26 ...............................................................................       10,575,360
    9,280,000     Washington County Housing and RDA, MFHR, Season Villas, 9.00%, 12/01/22 ....................        9,352,662
                                                                                                                 --------------
                                                                                                                    117,315,705
                                                                                                                 --------------
                  Mississippi  1.5%
                  Claiborne County PCR, Middle South Energy, Inc. Project,
   10,680,000         Series A, 9.50%, 12/01/13 ..............................................................       11,809,730
    9,750,000         Series B, 8.25%, 06/01/14 ..............................................................       10,523,175
   10,000,000         Series C, 9.875%, 12/01/14 .............................................................       11,135,500
   22,795,000         System Energy Residential Income Project, 6.20%, 02/01/26 ..............................       21,616,271
    2,500,000     Claiborne County PCR, System Energy Resources Inc., 7.30%, 05/01/25 ........................        2,589,500
    4,250,000     Lowndes County, Golden Triangle Medical Center, 8.50%, 02/01/10 ............................        4,577,930
      720,000     Mississippi Hospital Equipment and Facilities Authority Revenue, Refunding, Mississippi Methodist
                   Hospital and Rehabilitation Center, Pre-Refunded, 9.375%, 05/01/12 ........................          798,833
                                                                                                                 --------------
                                                                                                                     63,050,939
                                                                                                                 --------------
                  Missouri  1.6%
    8,800,000     Missouri Health and Educational Facilities Authority, Health Facility Marshall, IDA, John Fitzgibbons
                   Hospital, Series 1990, Pre-Refunded, 10.00%, 05/01/20 .....................................       10,490,656
    7,300,000     Missouri State Revenue, Refunding and Improvement, Heartland Health Systems Project,
                   Pre-Refunded, 8.125%, 10/01/10 ............................................................        7,997,588
      200,000     Moberly IDA, Hospital Revenue, Refunding, Moberly Regional Medical Center, Inc. Project,
                   Pre-Refunded, 8.75%, 03/01/16 .............................................................          217,028
    1,515,000     Newton County IDA, Health Facilities Revenue, Beverly Enterprises, 10.375%, 11/01/08 .......        1,679,241
    1,800,000     Perry Co., Perry Memorial Hospital, Series 1990, 9.125%, 06/01/11 ..........................        1,942,164
    1,000,000     St. Louis County IDA, Health Facilities Revenue, Refunding and Improvement, First Mortgage,
                   Normandy Osteopathic Hospitals Project, 9.125%, 08/01/13 ..................................        1,045,950
                  St. Louis County IDA, Refunding, Kiel Center,
    8,000,000         7.625%, 12/01/09 .......................................................................        8,503,040
    5,175,000         7.75%, 12/01/13 ........................................................................        5,510,599
    6,000,000         7.875%, 12/01/24 .......................................................................        6,396,900
                  St. Louis Municipal Financial Corp. Leasehold Revenue, Refunding, Series A,
   14,250,000         6.00%, 07/15/13 ........................................................................       14,392,500
    8,640,000         AMBAC Insured, 5.95%, 02/15/16 .........................................................        8,590,406
                                                                                                                 --------------
                                                                                                                     66,766,072
                                                                                                                 --------------
                  Montana  .9%
      445,000     Montana State Board of Housing, SFM, Senior Bonds, Series B-2, 8.90%, 10/01/00 .............          457,990
    2,500,000     Montana State Board of Investments EDR, Refunding, Bozeman Holiday Inn Project,
                   11.00%, 12/01/07 ..........................................................................        2,611,325
   35,000,000     Montana State Board of Investments, Resource Recovery Revenue, Yellowstone Energy Project,
                   7.00%, 12/31/19 ...........................................................................       32,429,950
      725,000     Montana State SFMR, Series 1991-A, 8.275%, 10/01/03 ........................................          756,719
                                                                                                                 --------------
                                                                                                                     36,255,984
                                                                                                                 --------------
                  Nebraska  .1%
    3,500,000     Douglas County, Nebraska Hospital Authority Revenue, Health Facilities, Catholic Health,
                   MBIA Insured, Series C, 5.375%, 11/15/15 ..................................................        3,286,395
    2,100,000     Scotts Bluff County, Hospital No. 1, Hospital Revenue, 6.375%, 12/15/08 ....................        2,161,572
                                                                                                                 --------------
                                                                                                                      5,447,967
                                                                                                                 --------------
                  Nevada  2.8%
                  Henderson Local Improvement,
$   6,975,000         District No. 2, 9.50%, 08/01/11 ........................................................     $  7,237,609
   44,600,000         District No. T-1, Series A, 8.50%, 08/01/13 ............................................       45,368,904
   10,905,000         District No. T-4, Series A, 8.50%, 11/01/12 ............................................       11,222,554
    5,195,000         District No. T-4, Series B, 7.30%, 11/01/12 ............................................        5,216,403
    7,350,000         District No. T-10, 7.50%, 08/01/15 .....................................................        7,382,708
    2,000,000     Las Vegas Downtown RDA, Tax Increment Revenue, Fremont Street Project, Series A,
                   6.10%, 06/15/14 ...........................................................................        1,914,120
                  Las Vegas Special ID,
    3,580,000         No. 404, 5.85%, 11/01/09 ...............................................................        3,544,093
    8,180,000         No. 505, Elkhorn Springs, 8.00%, 09/15/13 ..............................................        8,075,051
    1,000,000         No. 707, 6.60%, 06/01/05 ...............................................................        1,000,520
    1,235,000         No. 707, 6.70%, 06/01/06 ...............................................................        1,235,692
    1,805,000         No. 707, 6.80%, 06/01/07 ...............................................................        1,806,101
    8,000,000         No. 707, 7.10%, 06/01/16 ...............................................................        8,005,200
                  Nevada Housing Division, SF Program, Subordinated, FI/GML,
      295,000         Series A, 9.30%, 10/01/00 ..............................................................          303,862
      300,000         Series A-1, 8.75%, 10/01/04 ............................................................          311,718
      335,000         Series A-2, 9.375%, 10/01/00 ...........................................................          345,914
      570,000         Series A-2, 8.65%, 10/01/01 ............................................................          586,958
      325,000         Series A-3, 9.20%, 10/01/00 ............................................................          333,661
      465,000         Series B, 9.50%, 10/01/01 ..............................................................          481,452
      710,000         Series B-1, 7.90%, 10/01/05 ............................................................          723,710
      925,000         Series C-1, 7.55%, 10/01/05 ............................................................          954,286
                  Nevada Housing Finance Division Subordinate,
      320,000         Series 1989 B-2, 9.65%, 10/01/02 .......................................................          327,731
      375,000         Series 1990 C-1, 9.60%, 10/01/02 .......................................................          380,235
    6,310,000     White Pine County, School District Building, 6.75%, 06/01/18 ...............................        6,421,435
                                                                                                                 --------------
                                                                                                                    113,179,917
                                                                                                                 --------------
                  New Hampshire  1.5%
                  New Hampshire Higher Education and Health Facility Authority Revenue,
   18,950,000         Hillcrest Terrace, 7.50%, 07/01/24 .....................................................       16,973,705
    9,730,000         Kendal at Hanover Project, 8.00%, 10/01/19 .............................................        9,747,125
                  New Hampshire IDA, PCR,
    8,835,000         Public Service Co., Project A, 7.65%, 05/01/21 .........................................        8,900,114
   21,930,000         Public Service Co., Project C, 7.65%, 05/01/21 .........................................       22,091,624
      500,000         United Illuminating Co., 10.75%, 10/01/12 ..............................................          542,015
    3,000,000     New Hampshire State Business Financial Authority, PCR, Refunding, United Illuminating Co.,
                   Series A, 5.875%, 10/01/33 ................................................................        2,692,380
                                                                                                                     60,946,963
                                                                                                                 --------------
                  New Jersey  .4%
    4,000,000     New Jersey EDA, EDR, Refunding, Stolt Terminals, Series 1988-A, 10.50%, 01/15/18 ...........        4,338,720
    2,100,000     New Jersey Health Care Facilities Financing Authority Revenue, Lutheran Home, Series A,
                   8.40%, 07/01/19 ...........................................................................        2,195,172
                  New Jersey State Housing and Mortgage Finance Agency, MFHR, Refunding, Series A,
                   AMBAC Insured,
    3,000,000         6.00%, 11/01/14 ........................................................................        3,020,820
    5,500,000         6.05%, 11/01/20 ........................................................................        5,516,555
                                                                                                                 --------------
                                                                                                                     15,071,267
                                                                                                                 --------------

                  New Mexico  1.4%
                  Farmington PCR, Refunding,
 $ 37,350,000         Public Service of New Mexico Co., San Juan Project, Series A, 6.40%, 08/15/23 ..........    $  35,646,093
    2,900,000         Public Service of New Mexico Co., San Juan Project, Series X, 5.90%, 04/01/07 ..........        2,817,785
   11,000,000         Southern California Edison Co., Series A, MBIA Insured, 5.875%, 06/01/23 ...............       10,788,030
                  New Mexico Mortgage Finance Authority, SFM Program,
    1,705,000         Refunding Series A-1, 7.90%, 07/01/04 ..................................................        1,767,233
      505,000         Series 1988-A, 9.50%, 09/01/00 .........................................................          512,626
      335,000         Series 1988-B, 9.30%, 09/01/00 .........................................................          339,965
    1,045,000         Series 1991-A, 9.10%, 09/01/03 .........................................................        1,090,217
      460,000         Series A, FHA Insured, 8.80%, 09/01/01 .................................................          476,790
      995,000         Sub Series 1990-A, 9.55%, 09/01/02 .....................................................        1,008,920
    3,620,000     Rio Rancho Water and Wastewater Revenue, Series A, 5.90%, 05/15/15 .........................        3,603,384
                                                                                                                 --------------
                                                                                                                     58,051,043
                                                                                                                 --------------
                  New York  12.1%
                  Babylon IDA, Resource Recovery Revenue, Inc., Ogden Martin System, Babylon, Inc., Pre-Refunded,
    3,920,000         8.50%, 01/01/19 ........................................................................        4,316,234
    1,000,000         Series B, 8.50%, 01/01/19 ..............................................................        1,101,080
                  Metropolitan Transportation Authority, Service Contract, Refunding,
   10,000,000         Commuter Facilities, Series 1, 5.70%, 07/01/24 .........................................        9,556,500
    3,860,000         Commuter Facilities, Series 5, 6.50%, 07/01/16 .........................................        3,921,027
    7,500,000         Commuter Facilities, Series A, FGIC Insured, 6.10%, 07/01/26 ...........................        7,562,025
    3,330,000         Commuter Facilities, Series N, 6.80%, 07/01/04 .........................................        3,562,101
    3,050,000         Commuter Facilities, Series N, 6.90%, 07/01/05 .........................................        3,254,045
    2,330,000         Transportation Facilities, Series N, 6.80%, 07/01/04 ...................................        2,486,413
    2,470,000         Transportation Facilities, Series N, 6.90%, 07/01/05 ...................................        2,635,243
    7,830,000         Transportation Facilities, Series N, 7.125%, 07/01/09 ..................................        8,459,924
                  New York City GO,
   10,190,000         Refunding, Series A, 6.125%, 08/01/06 ..................................................       10,207,934
   10,000,000         Refunding, Series A, 6.25%, 08/01/08 ...................................................        9,974,300
    1,795,000         Refunding, Series G, 5.75%, 08/01/10 ...................................................        1,697,962
    3,435,000         Series A, 7.25%, 03/15/20 ..............................................................        3,681,530
    1,200,000         Series A, 6.25%, 08/01/21 ..............................................................        1,155,984
    6,565,000         Series A, Pre-Refunded, 7.25%, 03/15/20 ................................................        7,204,825
   17,070,000         Series B, 7.00%, 08/15/16 ..............................................................       17,813,399
    4,090,000         Series B, 7.00%, 02/01/18 ..............................................................        4,232,577
    5,000,000         Series B, 7.50%, 02/01/18 ..............................................................        5,454,000
    5,000,000         Series B, 7.00%, 02/01/19 ..............................................................        5,192,200
    5,745,000         Series B, 7.00%, 02/01/20 ..............................................................        5,965,838
    5,000,000         Series B, Sub Series B-1, 7.25%, 08/15/19 ..............................................        5,310,700
    4,250,000         Series C, 6.75%, 10/01/15 ..............................................................        4,315,620
    4,800,000         Series C, 7.00%, 08/01/17 ..............................................................        4,976,112
   11,050,000         Series C, 7.25%, 08/15/24 ..............................................................       11,613,550
    1,000,000         Series C, Sub Series C-1, 7.00%, 08/01/16 ..............................................        1,036,690
    4,875,000         Series C, Sub Series C-1, 7.50%, 08/01/21 ..............................................        5,364,450
   11,600,000         Series D, 6.00%, 02/15/10 ..............................................................       11,246,084
      150,000         Series D, 7.70%, 02/01/11 ..............................................................          164,118
    3,350,000         Series D, 7.70%, 02/01/11 ..............................................................        3,834,343
    5,000,000         Series D, 7.625%, 02/01/13 .............................................................        5,451,050
    4,500,000         Series D, 7.625%, 02/01/14 .............................................................        4,905,945
    7,425,000         Series D, 7.625%, 02/01/14 .............................................................        8,116,416
                  New York (cont.)
                  New York City GO, (cont.)
  $ 5,000,000         Series D, 7.50%, 02/01/19 ..............................................................     $  5,493,100
    1,575,000         Series D, Pre-Refunded, 7.625%, 02/01/14 ...............................................        1,797,154
   10,000,000         Series E, 6.25%, 02/15/07 ..............................................................       10,052,800
      525,000         Series E, Pre-Refunded, 7.50%, 02/01/18 ................................................          572,670
    4,500,000         Series F, 7.625%, 02/01/13 .............................................................        4,905,945
      400,000         Series F, 7.625%, 02/01/15 .............................................................          439,784
    8,545,000         Series F, 7.50%, 02/01/21 ..............................................................        9,350,024
    8,625,000         Series F, 6.625%, 02/15/25 .............................................................        8,692,361
       60,000         Series G, 7.50%, 02/01/22...............................................................           64,550
      780,000         Series G, Pre-Refunded, 7.50%, 02/01/22 ................................................          885,433
    5,000,000         Series H, 7.625%, 02/01/14 .............................................................        5,329,950
   12,600,000         Series H, 7.20%, 02/01/15 ..............................................................       13,335,840
   12,000,000         Series H, 7.00%, 02/01/19 ..............................................................       12,461,280
    2,925,000         Series H, 7.00%, 02/01/20 ..............................................................        3,035,682
      350,000         Series H, 7.00%, 02/01/22 ..............................................................          363,244
    6,825,000     New York City IDA, Civic Facility Revenue, Amboy Corp. Project, Series 1990, 9.625%, 06/01/15       7,524,358
                  New York City Municipal Water Financing Authority, Water and Sewer System Revenue,
   10,075,000         Series A, Refunding, FGIC Insured, 5.75%, 06/15/18 .....................................        9,769,929
   10,000,000         Series B, 5.75%, 06/15/26 ..............................................................        9,667,300
                  New York State Dormitory Authority Revenue, City University System, Pre-Refunded,
    1,000,000         Series B, 7.20%, 07/01/21 ..............................................................        1,119,420
    1,000,000         Series F, 7.875%, 07/01/07 .............................................................        1,129,550
    8,500,000         Series F, 7.875%, 07/01/17 .............................................................        9,601,175
      730,000     New York State Dormitory Authority Revenue, State University Educational Facilities, Series A,
                   Pre-Refunded, 7.125%, 05/15/17 ............................................................          792,554
   12,350,000     New York State Energy Research and Development Authority, Gas Facilities Revenue, Refunding,
                   Brooklyn Union Gas Company, MBIA Insured, 5.50%, 01/01/21 .................................       11,715,087
                  New York State Environmental Facility Corp.,
    5,000,000         PCR, State Water Revenue, New York Municipal Water, Refunding, Series A, 5.875%, 06/15/14       4,985,800
    1,000,000         Water Facility Revenue, Long Island Water Corp., Project, Series 1987-A, 10.00%, 10/01/17       1,053,520
                  New York State HFA, Series A,
   12,515,000         Revenue, Refunding, 5.90%, 11/01/05 ....................................................       12,478,832
   10,000,000         Service Contract Obligation, 6.50%, 03/15/25 ...........................................       10,093,700
    9,715,000         Service Contract Obligation, Pre-Refunded, 7.80%, 09/15/20 .............................       11,000,003
                  New York State Local Government Assistance Corp.,
   15,000,000         Series B, 7.25%, 04/01/05 ..............................................................       16,641,900
   10,000,000         Series B, 7.25%, 04/01/06 ..............................................................       11,094,600
    3,500,000         Series D, Pre-Refunded, 7.00%, 04/01/18 ................................................        3,922,485
    6,850,000         Series D, Pre-Refunded, HFA, 7.80%, 09/15/10 ...........................................        7,756,050
                  New York State Medical Care Facilities Finance Agency Revenue,
    6,175,000         Montefiore Medical Center, Series A, AMBAC Insured, 5.75%, 02/15/25 ....................        5,957,146
    4,000,000         St. Luke's Nursing Home Mortgage Insured, Series B, 6.95%, 12/15/32 ....................        4,222,800
    2,500,000         Security Hospital, Series A, 7.35%, 08/15/11 ...........................................        2,658,750
                  Port Authority of New York and New Jersey, Special Obligation Revenue,
    1,000,000         2nd Installment, 6.50%, 10/01/01 .......................................................        1,023,720
    8,000,000         3rd Installment, 7.00%, 10/01/07 .......................................................        8,408,480
    5,000,000         4th Installment, 6.75%, 10/01/11 .......................................................        5,020,100
   17,500,000         5th Installment, 6.75%, 10/01/19 .......................................................       17,337,250
  5,000,000           Consolidated 102nd Series, MBIA Insured, 5.75%, 10/15/23 ...............................        4,912,050
   10,000,000         Continental Airlines, Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 ...............       11,131,000
   27,650,000         Continental Airport Project, Eastern Project, La Guardia, 9.125%, 12/01/15 .............       30,903,852
                  New York (cont.)
                  Troy IDA, Lease Revenue, City of Troy, 8.00%,
  $ 5,000,000         03/15/12 ...............................................................................     $  4,950,000
    5,500,000         03/15/22 ...............................................................................        5,445,000
    1,500,000     Warren and Wash Counties IDAR, Refunding, Resource Recovery, Series A, 7.90%, 12/15/07 .....        1,523,940
                                                                                                                 --------------
                                                                                                                    496,390,387
                                                                                                                 --------------
                  North Carolina  .1%
                  North Carolina HFA, SF, Series II, GNMA Secured, 6.20%,
    3,000,000         03/01/16 ...............................................................................        3,007,290
    2,000,000         09/01/17 ...............................................................................        2,004,860
                                                                                                                 --------------
                                                                                                                      5,012,150
                                                                                                                 --------------
                  North Dakota  .6%
   24,655,000     Mercer County, PCR, Refunding, Basin Electric Power, Second Series, AMBAC Insured,
                   6.05%, 01/01/19 ...........................................................................       24,859,390
                                                                                                                 --------------
                  Ohio  4.9%
    2,670,000     Allen County Nursing Home, First Mortgage Revenue, Volunteers of America Care Facilities
                   Project, 9.00%, 03/01/18 ..................................................................        2,787,800
   21,235,000     Cleveland Airport Special Revenue, Continental Airlines, Inc. Project, 9.00%, 12/01/19 .....       22,069,748
   10,065,000     Cuyahoga County Hospital Revenue, Refunding, University Hospitals Health System, Series B,
                   MBIA Insured, 5.50%, 01/15/16 .............................................................        9,569,701
   2,500,000e     Dayton Special Facilities IDR, Refunding, 6.05%, 10/01/09 ..................................        2,482,025
                  Montgomery County Health Systems Revenue, Franciscan, 8.10%,
    1,200,000         Series B, 07/01/01 .....................................................................        1,304,004
    6,300,000         Series B, 07/01/18 .....................................................................        6,934,662
    1,100,000         Series B-1, 07/01/01 ...................................................................        1,195,337
    6,500,000         Series B-1, 07/01/18 ...................................................................        7,154,810
    9,600,000         Series B-2, 07/01/18 ...................................................................       10,567,104
    1,200,000     Muskingum County, Ohio Hospital Facilities Revenue, Refunding, Franciscan Sisters, Connie Lee
                   Insured, 5.375%, 02/15/12 .................................................................        1,117,116
                  Ohio State Air Quality Authority,
   17,900,000         Dayton Power and Light Company Project, Refunding, 6.10%, 09/01/30 .....................       17,985,025
    5,265,000         Toledo Edison, Series B, 8.00%, 05/15/19 ...............................................        5,413,631
   10,100,000     Ohio State HFA, Chagrin Fall, Retirement Rental Housing Revenue, 10.375%, 04/01/09 .........       11,062,328
    6,700,000     Ohio State Solid Waste Revenue, Republic Engineered Steels, Inc., 9.00%, 06/01/21 ..........        6,964,382
                  Ohio State Water Development Authority,
   27,700,000         PCR, Refunding, Cleveland Electric, Series A, 8.00%, 10/01/23 ..........................       28,350,119
    6,200,000         Toledo Edison, Series A, 8.00%, 05/15/19 ...............................................        6,366,346
    4,750,000     Ohio State Water Development Authority Revenue, Refunding and Improvement, Pure Water,
                   AMBAC Insured, 5.50%, 12/01/18 ............................................................        4,538,483
      500,000     Pike County Hospital Facilities Revenue, National Church Residences, Series 1987, Pre-Refunded,
                   9.875%, 07/01/17 ..........................................................................          550,470
    3,775,000     Seneca County Nursing HMR, Refunding and Improvement, Volunteers of America Care Facilities,
                   9.00%, 01/01/13 ...........................................................................        3,931,210
                  Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express,
    6,820,000         Project 1, 7.00%, 04/01/04 .............................................................        7,132,697
    1,125,000         Series 1991-1, 9.125%, 09/15/01 ........................................................        1,211,051
    5,875,000         Series 1991-1, 9.125%, 09/15/13 ........................................................        6,282,373
    5,385,000         Series 1994-1, 7.25%, 04/01/09 .........................................................        5,657,373
    8,200,000         Series 1994-1, 7.375%, 04/01/14 ........................................................        8,627,220
   14,365,000         Series 1994-1, 7.50%, 04/01/19 .........................................................       15,135,251
                  Ohio (cont.)
                  Toledo-Lucas County Port Authority Development Revenue, Nortwest Ohio Bond Fund,
  $ 2,070,000         Series 1989-B, 9.00%, 11/15/08 .........................................................     $  2,197,636
    1,260,000         Series 1990-A, Pre-Refunded, 8.625%, 05/15/10 ..........................................        1,422,565
    3,005,000         Series 1990-D, 8.25%, 05/15/20 .........................................................        3,168,532
                                                                                                                 --------------
                                                                                                                    201,178,999
                                                                                                                 --------------
                  Oklahoma  .9%
    6,335,000     Jackson County Memorial Hospital Authority Revenue, Refunding, Jackson County Memorial
                   Hospital Project, Pre-Refunded, 9.00%, 08/01/15 ...........................................        6,743,417
                  Tulsa Municipal Airport Transportation Revenue,
   12,845,000         American Airlines, Inc., 7.375%, 12/01/20 ..............................................       13,512,683
   10,050,000         American Airlines Project, Refunding, 6.25%, 06/01/20 ..................................        9,902,165
    4,000,000     Valley View Hospital Authority, Oklahoma Revenue, Refunding, Valley View Regional Medical
                   Center, 6.00%, 08/15/14 ...................................................................        3,721,760
    2,500,000     Washington County Medical Authority Revenue, Bartlesville, Refunding, Jane Phillips Hospital,
                   Series A, 8.50%, 11/01/10 .................................................................        2,648,800
                                                                                                                 --------------
                                                                                                                     36,528,825
                                                                                                                 --------------
                  Oregon  .5%
    2,500,000     Northern Wasco County, Peoples' Utility District, Oregon Electric Revenue, FGIC Insured,
                   5.625%, 12/01/22 ..........................................................................        2,418,250
   20,135,000     Oregon State Department Administrative Services, COP, Series A, MBIA Insured, 5.50%, 11/01/20      19,177,782
                                                                                                                 --------------
                                                                                                                     21,596,032
                                                                                                                 --------------
                  Pennsylvania  7.1%
                   Chartiers Valley Industrial and Commercial Development Authority Revenue, Refunding,
    4,750,000         Asbury Health Center Project, 7.40%, 12/01/15 ..........................................        4,841,295
    6,000,000         First Mortgage, United Methodist Health Center, Series A, Pre-Refunded, 9.50% 12/01/15 .        6,764,760
    5,000,000     Delaware County IDAR, Refunding, Resource Recovery Project, Series A, 8.10%, 12/01/13 ......        5,187,400
   20,750,000     Delaware River Port Authority, Pennsylvania and New Jersey Revenue, FGIC Insured,
                   5.50%, 01/01/26 ...........................................................................       19,652,118
      980,000     Fayette County Hospital Authority Revenue, Refunding, Uniontown Hospital Project, Pre-Refunded,
                   7.625%, 07/01/15 ..........................................................................        1,003,579
                  Franklin County IDA, Health Facilities Revenue, Encore Nursing Center,
      650,000         10.375%, 07/01/11 ......................................................................          736,606
    3,100,000         Refunding, 10.375%, 07/01/11 ...........................................................        3,503,155
    3,200,000     Gettysburg IDA, Health Facilities Revenue, Refunding, Encore Nursing Center, 10.375%, 07/01/11      3,626,368
    4,000,000     Lehigh County IDA, PCR, Refunding, Pennsylvania Power & Light Co. Project, Series A,
                   MBIA Insured, 6.15%, 08/01/29 .............................................................        4,095,440
                  Montgomery County Higher Education and Health Authority, Hospital Revenue, United Hospital,
                   Pre-Refunded,
      200,000         Series A, 8.375%, 11/01/11 .............................................................          225,260
    3,560,000         Series A, 7.50%, 11/01/12 ..............................................................        3,862,956
      750,000         Series A, 7.50%, 11/01/13 ..............................................................          813,825
      600,000         Series A, 7.50%, 11/01/14 ..............................................................          651,060
    3,940,000         Series B, 7.50%, 11/01/14 ..............................................................        4,275,294
    1,600,000         Series B, 7.50%, 11/01/15 ..............................................................        1,736,160
                  Montgomery County Higher Education and Health Authority Revenue,
    1,925,000         First Mortgage, Holy Redeemer Long-Term Care, Series A, 8.20%, 06/01/06 ................        2,003,713
    3,500,000         First Mortgage, Holy Redeemer Long-Term Care, Series A, 8.00%, 06/01/22 ................        3,559,710
    5,000,000         St. Joseph's University, Series 1990, Pre-Refunded, 8.30%, 06/01/10 ....................        5,681,150
   10,000,000     Montgomery County IDAR, Resources Recovery, 7.50%, 01/01/12 ................................       10,595,200
                  Pennsylvania (cont.)
                  Pennsylvania Convention Center Authority Revenue, Refunding, Series A,
  $ 4,960,000         5.75%, 09/01/99 ........................................................................     $  5,019,520
    5,000,000         6.25%, 09/01/04 ........................................................................        5,203,700
   16,000,000         6.60%, 09/01/09 ........................................................................       16,762,240
   20,760,000         6.70%, 09/01/14 ........................................................................       21,665,344
   15,800,000         6.75%, 09/01/19 ........................................................................       16,487,458
   10,000,000     Pennsylvania EDA, Resource Recovery Revenue, Colver Project, Series D,
                   7.125%, 12/01/15 ..........................................................................       10,430,200
                  Pennsylvania State Higher Educational Facilities Authority,
    1,200,000         College and University Revenue, Medical College of Pennsylvania, Series A, Pre-Refunded,
                       8.375%, 03/01/11 ......................................................................        1,330,704
   15,000,000         Health Services Revenue, Allegheny Deleware Valley Obligated Group, Series A, MBIA
                       Insured, 5.875%, 11/15/16 .............................................................       14,797,800
    1,825,000     Pennsylvania State Pooled Finance Authority, Lease Revenue, Capital Improvement, Series B,
                   MBIA Insured, 8.00%, 11/01/09 .............................................................        1,916,104
    2,850,000     Philadelphia Gas Works Revenue, 14th Series A, 6.375%, 07/01/26 ............................        2,877,389
    3,080,000     Philadelphia GO, Refunding, Series A, 6.00%, 05/15/05 ......................................        3,106,642
                  Philadelphia Municipal Authority Revenue, Justice Lease,
    3,500,000         Refunding, Series D, 6.30%, 07/15/17 ...................................................        3,459,645
    4,000,000         Sub-Series C, 8.625%, 11/15/16 .........................................................        4,323,360
   25,500,000         Sub-Series C, Pre-Refunded, 8.625%, 11/15/16 ...........................................       30,307,005
    3,000,000         Sub-Series D, 6.25%, 07/15/13 ..........................................................        2,968,920
                  Philadelphia Water and Sewer Revenue,
   14,405,000         10th Series, ETM, 7.35%, 09/01/04 ......................................................       16,163,418
    9,750,000         16th Series, Pre-Refunded, 7.00%, 08/01/18 .............................................       10,690,388
   11,400,000     Pittsburg Water and Sewer Authority, Water and Sewer Systems Revenue, Series B,
                   5.75%, 09/01/25 ...........................................................................       11,010,462
   15,940,000     Schuylkill County IDA, Resource Recovery Revenue, Refunding, Schuylkill Energy Resources, Inc.,
                   6.50%, 01/01/10 ...........................................................................       15,122,597
    8,870,000     South Wayne County, Water and Sewer Authority Revenue, Refunding, 8.20%, 04/15/13 ..........        8,953,378
      100,000     Washington County Hospital Authority Revenue, Washington Hospital, Series 1987, Pre-Refunded,
                   9.50%, 07/01/17 ...........................................................................          105,387
    5,025,000     Washington County IDA, PCR, West Pennsylvania Power Company, 6.05%, 04/01/14 ...............        5,087,310
                                                                                                                 --------------
                                                                                                                    290,604,020
                                                                                                                 --------------
                  Puerto Rico  .1%
    1,875,000     Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue,
                   Series 1988-A, 7.75%, 07/01/08 ............................................................        2,004,956
                                                                                                                 --------------
                  Rhode Island  .3%
    5,000,000     Rhode Island HFC, Homeownership Opportunity, Series 17-A, 6.25%, 04/01/17 ..................        5,022,700
    6,000,000     Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue, Landmark
                   Medical Center Assessment, 5.875%, 10/01/19 ...............................................        5,761,980
                  West Warwick GO, Series A,
    1,715,000         6.80%, 07/15/98 ........................................................................        1,739,542
      170,000         7.00%, 08/15/02 ........................................................................          173,431
      915,000         7.30%, 07/15/08 ........................................................................          955,306
                                                                                                                 --------------
                                                                                                                     13,652,959
                                                                                                                 --------------
                  South Carolina  .9%
    3,805,000     Charleston County Hospital Facilities, First Mortgage Revenue, Sandpiper Village, Inc.,
                   8.00%, 11/01/13 ...........................................................................        3,559,578
   32,500,000     South Carolina State Public Service Authority Revenue, Refunding, Series A, MBIA Insured,
                   5.75%, 01/01/22 ...........................................................................       31,651,750
                                                                                                                 --------------
                                                                                                                     35,211,328
                                                                                                                 --------------
                  South Dakota  .3%
  $ 5,000,000     South Dakota HDA, Homeownership Mortgage, Series A, 6.125%, 05/01/17 .......................     $  5,001,550
    3,500,000     South Dakota State Health and Educational Facilities Authority Revenue, Refunding, Prairie
                   Lakes Health Care, 7.25%, 04/01/22 ........................................................        3,539,690
    3,000,000     Watertown Hospital Facilities Revenue, Prairie Lakes Health Care System Project, Pre-Refunded,
                   9.125%, 04/01/13 ..........................................................................        3,275,160
                                                                                                                 --------------
                                                                                                                     11,816,400
                                                                                                                 --------------
                  Tennessee  .6%
    3,110,000     Knox County Health, Educational and Housing Facilities Board, MFHR, GNMA Secured,
                   Eastown Village Project, 8.20%, 07/01/28 ..................................................        3,234,307
                  Memphis-Shelby County Airport Authority, Special Facilities and Project Revenue, Federal Express Corp.,
    3,250,000         Series 1982-B, 8.30%, 09/01/12 .........................................................        3,318,185
    6,000,000         Series 1984, 7.875%, 09/01/09 ..........................................................        6,571,860
    5,000,000     Metropolitan Government, Nashville and Davidson County Public Improvements, 5.875%, 05/15/26        4,920,100
    1,710,000     Scott County IDB, IDR, Fruehauf Corp. Project, 10.75%, 01/01/09 ............................        1,699,911
    2,900,000     Shelby County, Health and Education Housing Facility Revenue, Beverly Enterprise,
                   10.125%, 12/01/11 .........................................................................        3,227,758
      200,000     Tennessee HDA, Financial Mortgage, Series A, 6.90%, 07/01/25 ...............................          209,112
                                                                                                                 --------------
                                                                                                                     23,181,233
                                                                                                                 --------------
                  Texas  3.1%
   10,000,000     Alliance Airport Authority, Special Facilities Revenue, Series 1990, 7.50%, 12/01/29 .......       10,573,500
    8,750,000     Bexar County, Texas, Health Facilities Development Corporation Revenue, Refunding, 6.00%,
                   11/15/15 ..................................................................................        8,805,738
                  Brazos River Authority, PCR,
   16,000,000         Houston Light & Power Co., 8.25%, 05/01/19 .............................................       17,101,600
    1,675,000         Texas Utilities Electric Co. Project, Collateralized, Series 1988-A, 9.25%, 03/01/18 ...        1,792,016
    4,650,000     Coppell Special Assessment Gateway Project, 8.70%, 03/01/12 ................................        4,791,453
    5,561,000     Copperas Cove Health Facilities Development Corp., Hospital Revenue, First Mortgage,
                   Metroplex Health, Series B, Pre-Refunded, 9.125%, 12/01/19 ................................        6,360,116
    6,115,000     El Paso County, SFMR, Series 1991-A, 8.75%, 10/01/11 .......................................        6,608,419
    7,700,000     Houston Texas, Water and Sewer Systems Revenue, Refunding, Jr. Lien, Series A, FGIC Insured,
                   5.25%, 12/01/25 ...........................................................................        6,936,853
    4,550,000     Matagorda County Navigation District No. 1, PCR, Collateralized, Refunding, Houston Lighting
                   and Power Co., Series B, 7.70%, 02/01/19 ..................................................        4,791,014
                  Metropolitan Health Facilities Development Corp., Hospital Revenue, Refunding and Improvement,
                   Wilson N. Jones Memorial Hospital Project, Pre-Refunded,
    2,770,000         7.75%, 01/01/05 ........................................................................        2,858,889
    7,500,000         7.875%, 01/01/14 .......................................................................        7,743,675
    2,000,000     Midland County Hospital District Revenue, Series 1989, Pre-Refunded, 8.375%, 06/01/02 ......        2,154,540
    5,300,000     National Research Laboratory Commission Financing Corp. Lease Revenue, Pre-Refunded,
                   7.10%, 12/01/21 ...........................................................................        5,948,773
      250,000     Port of Corpus Christi IDC Revenue, Refunding, Valero Refining, Series A, 10.25%, 06/01/17 .          266,235
    8,000,000     Red River Authority PCR, Refunding, West Texas Utilities Co. Project, MBIA Insured,
                   6.00%, 06/01/20 ...........................................................................        7,999,040
    7,000,000     Sabine River Authority PCR, Refunding, Southwestern Electric Power, MBIA Insured,
                   6.10%, 04/01/18 ...........................................................................        7,057,400
    6,000,000     San Antonio Texas Electric and Gas Revenue, Series 95, MBIA Insured, 5.375%, 02/01/18 ......        5,612,580
    3,000,000     Tarrant County, Texas Health Facilities Development Corporation, Health Systems Revenue,
                   Refunding, Harris Methodist Health, AMBAC Insured, 5.125%, 09/01/12 .......................        2,781,930
    7,430,000     Texas State Refunding, VHA, Series A, 6.15%, 12/01/25 ......................................        7,489,069

                  Texas (cont.)
  $ 6,180,000     Texas State Turnpike Authority, Dallas North Throughway Revenue, President George Bush
                   Turnpike, FGIC Insured, 5.40%, 01/01/15 ...................................................     $  5,862,657
    4,000,000     Texas State Water Development Board Revenue, 6.00%, 07/15/13 ...............................        4,069,760
                                                                                                                 --------------
                                                                                                                    127,605,257
                                                                                                                 --------------
                  United States Territories  .5%
    2,405,000     American Samoa EDA, Executive Office Building Revenue, 10.125%, 09/01/08 ...................        2,551,200
   14,000,000     Virgin Island Public Finance Authority Revenue, Refunding, Matching Fund Loan Notes,
                   Series A, 7.25%, 10/01/18 .................................................................       14,749,140
                  Virgin Island Water and Power Authority,
      400,000         Electric Services, Series A, 7.40%, 07/01/11 ...........................................          421,104
    4,000,000         Water Power Revenue, Series B, 7.60%, 01/01/12 .........................................        4,279,120
                                                                                                                 --------------
                                                                                                                     22,000,564
                                                                                                                 --------------
                  Utah  1.1%
    2,000,000     Box Elder County PCR, Nucor Corp. Project, 6.90%, 05/15/17 .................................        2,127,100
   11,800,000     Davis County Solid Waste Management Energy Recovery Revenue, Refunding, Special Services
                   District, 6.125%, 06/15/09 ................................................................       11,468,184
                  Intermountain Power Agency, Utah Power Supply Revenue, Refunding, Series D, 5.00%,
    4,700,000         07/01/21 ...............................................................................        4,085,898
   11,000,000         07/01/23 ...............................................................................        9,515,000
   11,000,000     Utah Assessed Municipal Power Systems Revenue, San Juan Project, 6.375%, 06/01/22 ..........       11,389,840
                  Utah State HFA, SFM,
       90,000         Series 1988-A, 9.625%, 07/01/00 ........................................................           93,373
       75,000         Series 1988-B, 9.50%, 07/01/00 .........................................................           77,510
       55,000         Series 1988-B, 9.60%, 07/01/00 .........................................................           57,017
      220,000         Series 1988-C-1, 9.375%, 07/01/00 ......................................................          226,481
      100,000         Series 1988-E, 9.50%, 07/01/00 .........................................................          103,347
       60,000         Series 1988-F, 9.60%, 07/01/00 .........................................................           61,368
       80,000         Series 1988-G-2, 9.30%, 07/01/00 .......................................................           80,746
      100,000         Series 1989-B, 9.25%, 07/01/01 .........................................................          102,303
       85,000         Series 1990-A-2, 9.625%, 07/01/02 ......................................................           87,081
      120,000         Series 1990-B-2, 9.50%, 07/01/02 .......................................................          122,699
      270,000         Series 1991-A-2, 9.45%, 07/01/03 .......................................................          278,178
      305,000         Series 1991-B-2, 9.45%, 07/01/03 .......................................................          314,733
      325,000         Series 1991-C-2, 9.05%, 07/01/03 .......................................................          338,978
      625,000         Series 1991-D-2, 9.00%, 07/01/03 .......................................................          651,794
      550,000         Series 1991-E-1, 8.70%, 07/01/03 .......................................................          573,639
      700,000         Sub-Series B-2, 8.70%, 07/01/04 ........................................................          729,183
      500,000         Sub-Series D, 8.45%, 07/01/04 ..........................................................          512,365
                                                                                                                 --------------
                                                                                                                     42,996,817
                                                                                                                 --------------
                  Virginia  .3%
    9,725,000     Hanover County, Virginia IDA Hospital Revenue, Memorial Regional Medical Center Project,
                   MBIA Insured, 5.50%, 08/15/25 .............................................................        9,098,418
    2,855,000     Norfolk Virginia Water Revenue, AMBAC Insured, 5.375%, 11/01/23 ............................        2,620,633
    3,000,000     Upper Occoquan Sewer Authority, Virginia Regional Sewer Revenue, Series A, MBIA Insured,
                   5.15%, 07/01/20 ...........................................................................        2,749,650
                                                                                                                 --------------
                                                                                                                     14,468,701
                                                                                                                 --------------
                  Washington   .8%
    2,370,000     Chelan County PUD No. 1, Columbia River Rock, First Hydro Electric System Revenue,
                   6.375%, 06/01/29 ..........................................................................        2,375,356
    2,675,000     Washington State Health Care Facilities Authority Revenue, Swedish Hospital Medical Center,
                   Empire Health Service, Spokane, AMBAC Insured, 6.30%, 11/15/22 ............................        2,727,778
                  Washington (cont.)
                  Washington State Public Power Supply System Revenue, Refunding,
  $ 5,000,000         Nuclear Project No. 1, Series C, Pre-Refunded, 8.00%, 07/01/17 .........................     $  5,650,600
   20,300,000         Nuclear Project No. 2, Series A, 6.00%, 07/01/12 .......................................       19,992,455
    3,000,000         Nuclear Project No. 2, Series A, 6.50%, 07/01/15 .......................................        3,082,800
    1,000,000     Yakima-Tieton Irrigation District Revenue, Refunding, Pre-Refunded, 8.40%, 06/01/18 ........        1,069,270
                                                                                                                 --------------
                                                                                                                     34,898,259
                                                                                                                 --------------
                  West Virginia  .5%
    1,415,000     Beckley First Mortgage Revenue, Refunding, Pine Lodge Health Care Center, 10.25%, 08/01/12 .        1,465,105
   10,000,000     West Virginia State Hospital Finance Authority, Hospital Revenue, 7.25%, 07/01/20 ..........       10,087,900
                  West Virginia State Water Development Authority Revenue,
    1,550,000         Loan Program II, Series A, Pre-Refunded, 8.625%, 11/01/28 ..............................        1,715,757
    2,790,000         Loan Program II, Series A, Pre-Refunded, 8.125%, 11/01/29 ..............................        3,059,933
    2,480,000         Solid Waste Management, Series C, 8.125%, 08/01/15 .....................................        2,677,706
                                                                                                                 --------------
                                                                                                                     19,006,401
                                                                                                                 --------------
                  Wisconsin  1.1%
   12,840,000     Wisconsin Center District, Wisconsin Tax Revenue, Junior Dedicated, Series B, 5.75%, 12/15/27      12,112,100
    2,500,000     Wisconsin Housing EDA, Home Ownership Revenue, Series C, 6.15%, 09/01/17 ...................        2,503,800
                  Wisconsin State Health and Educational Facilities Authority Revenue,
    1,000,000         Bethany Lutheran Home of La Crosse, 8.75%, 12/01/06 ....................................        1,036,070
    9,510,000         Franciscan Health System, Inc. Project, 6.25%, 11/15/20 ................................        9,562,115
    6,000,000         Franciscan Health System, Inc. Project, Pre-Refunded, 8.375%, 03/01/05 .................        6,789,420
    6,000,000         Franciscan Health System, Inc. Project, Pre-Refunded 8.50%, 03/01/20 ...................        6,813,240
    5,000,000         Refunding, Felician Health Care, Series A, AMBAC Insured, 7.00%, 01/01/15 ..............        5,326,700
    1,670,000     Wisconsin State Health Facilities Authority Revenue, Refunding, Franciscan Health Advisory,
                   Pre-Refunded, 7.80%, 03/01/14 .............................................................        1,734,646
                                                                                                                 --------------
                                                                                                                     45,878,091
                                                                                                                 --------------
                  Wyoming  .3%
    1,575,000     Natrona County Health Care Facility Revenue, Luthercare, Inc. Project, 9.25%, 07/15/08 .....        1,613,446
   10,500,000     Sweetwater County PCR, Refunding, Idaho Power Co., Series A, 6.05%, 07/15/26 ...............       10,328,010
    1,000,000     Wyoming CDA Revenue, Series 1, 6.15%, 06/01/17 .............................................        1,008,480
                                                                                                                 --------------
                                                                                                                     12,949,936
                                                                                                                 --------------
                        Total Bonds (Cost $3,719,927,893).....................................................    3,869,919,452
                                                                                                                 --------------
                  Zero Coupon Bonds  2.4%
                  San Francisco City and County RDA, Lease Revenue, George Moscone Center,
    3,750,000         (original accretion rate 7.00%), 07/01/09 ..............................................        1,716,150
    4,500,000         (original accretion rate 7.00%), 07/01/10 ..............................................        1,924,650
    4,500,000         (original accretion rate 7.05%), 07/01/12 ..............................................        1,681,290
    4,250,000         (original accretion rate 7.05%), 07/01/13 ..............................................        1,479,978
    2,250,000         (original accretion rate 7.05%), 07/01/14 ..............................................          729,585
                  San Joaquin Hills Transportation, Corridor Agency Toll Road Revenue, Jr. Lien,
    7,400,000         (original accretion rate 8.50%), 01/01/04 ..............................................        4,503,048
    8,000,000         (original accretion rate 8.75%), 01/01/05 ..............................................        4,512,480
    9,000,000         (original accretion rate 8.60%), 01/01/06 ..............................................        4,717,710
    9,400,000         (original accretion rate 8.60%), 01/01/07 ..............................................        4,574,604
   10,400,000         (original accretion rate 8.60%), 01/01/08 ..............................................        4,694,456
   21,900,000         (original accretion rate 8.75%), 01/01/09 ..............................................        9,160,332
   15,000,000         (original accretion rate 8.75%), 01/01/10 ..............................................        5,808,150
   30,100,000         (original accretion rate 8.50%), 01/01/12 ..............................................       10,033,233
   52,700,000         (original accretion rate 9.00%), 01/01/24 ..............................................        6,956,927
                  San Joaquin Hills Transportation, Corridor Agency Toll Road Revenue, Jr. Lien, (cont.)
 $ 45,200,000         (original accretion rate 9.00%), 01/01/25 ..............................................     $  5,540,616
  131,900,000         (original accretion rate 9.00%), 01/01/26 ..............................................       15,012,858
  139,100,000         (original accretion rate 9.00%), 01/01/27 ..............................................       14,701,453
                                                                                                                 --------------
                        Total Zero Coupon Bonds (Cost $75,804,108)............................................       97,747,520
                                                                                                                 --------------
                        Total Long Term Investments (Cost $3,795,732,001).....................................    3,967,666,972
                                                                                                                 --------------
            a     Short Term Investments  1.0%
      100,000     Arkansas Hospital Equipment Finance Authority, Hospital Equipment Revenue, Jefferson Hospital
                   Association, Weekly VRDN and Put, 3.55%, 12/01/99 .........................................          100,000
      100,000     Arkansas State Development Finance Authority Higher Education Capital Asset, Series A,
                   Weekly VRDN and Put, 3.40%, 12/1/15........................................................          100,000
    4,300,000     Brazos River Texas Harbor Revenue, BASF Corp. Project, Daily VRDN and Put, 3.85%, 04/01/31 .        4,300,000
    3,000,000     Bruce Township Michigan Hospital Finance Authority Revenue, St. Joseph Medical, Weekly
                   VRDN and Put, 3.30%, 05/01/18 .............................................................        3,000,000
      350,000     Burnsville Minnesota ID, Refunding, Kinder Care Learning Centers, Series C, Weekly VRDN and
                   Put, 3.80%, 02/01/01 ......................................................................          350,000
    5,550,000     Charlestown County South Carolina IDR, Massey Coal Terminal, Daily VRDN and Put,
                   3.80%, 01/01/07 ...........................................................................        5,550,000
      200,000     Connecticut State Development Authority PCR, Refunding, Connecticut Light and Power Co.
                   Project, Series A, Weekly VRDN and Put, 3.40%, 09/01/28 ...................................          200,000
      300,000     Crossett Arkansas PCR, Georgia Pacific Corp., Weekly VRDN and Put, 3.40%, 10/01/07 .........          300,000
      300,000     Fayetteville Arkansas IDR, Amcast Industrial Corp., Weekly VRDN and Put, 3.65%, 12/01/04 ...          300,000
      100,000     Fort Wayne Indiana Hospital Authority Revenue, Parkview Memorial Hospital, Series B, Weekly
                   VRDN and Put, 3.45%, 01/01/16 .............................................................          100,000
    7,800,000     Jackson County Mississippi PCR, Refunding, Chevron USA, Inc. Project, Weekly VRDN and Put,
                   3.80%, 06/01/23 ...........................................................................        7,800,000
      600,000     Kentucky Development Finance Authority, Pooled Loan Program, Series A, FGIC Insured,
                   Weekly VRDN and Put, 3.40%, 12/01/15 ......................................................          600,000
                  Lincoln County Wyoming PCR, Exxon Project, Daily VRDN and Put, 3.80%, 11/01/14,
    2,400,000         Series A ...............................................................................        2,400,000
    2,200,000         Series B ...............................................................................        2,200,000
    1,400,000     Louisiana Public Facilities Authority, IDR, Kenner Hotel Ltd., Weekly VRDN and Put,
                   3.80%, 12/01/15 ...........................................................................        1,400,000
      100,000     Massachusetts State Updates, Series B, Weekly VRDN and Put, 3.65%, 12/01/97 ................          100,000
      200,000     North Carolina Medical Care Common Hospital Revenue, Baptist Hospital Project, Series B,
                   Weekly VRDN and Put, 3.40%, 06/01/22 ......................................................          200,000
      100,000     North Carolina Medical Care Common Hospital Revenue, Duke University Hospital, Series B,
                   Weekly VRDN and Put, 3.45%, 06/01/15 ......................................................          100,000
    4,100,000     North Carolina Medical Care Common Hospital Revenue, Series A, Daily VDRN and Put,
                   3.85%, 10/01/20 ...........................................................................        4,100,000
    2,900,000     Phoenix Arizona Series 95-2, Daily VRDN and Put, 3.75%, 06/01/20 ...........................        2,900,000
      300,000     Puerto Rico, Commonwealth Government Development Bank, Refunding, Weekly VRDN and Put,
                   3.10%, 12/01/15 ...........................................................................          300,000
    1,000,000     San Francisco City and County Redevelopment Agency, MFHR, Refunding, Fillmore Center,
                   Weekly VRDN and Put, 3.55%, 12/01/17 ......................................................        1,000,000
                  Scioto County Ohio Hospital Facilities Revenue, VHA Center, Inc., AMBAC Insured, Weekly
                   VRDN and Put, 3.30%, 12/01/25,
      200,000         Series A ...............................................................................          200,000
      500,000         Series E ...............................................................................          500,000
      100,000     Tennessee State School Board Authority, Higher Education Bond, Weekly VDRN and Put,
                   3.50%, 03/01/98 ...........................................................................          100,000
                  Washington State Health Care Facilities Authority Revenue, Daily VRDN and Put, 3.80%, 10/01/05,
  $ 1,600,000         Sisters Providence Series B ............................................................     $  1,600,000
    2,100,000         Sisters Providence Series E ............................................................        2,100,000
                                                                                                                 --------------
                        Total Short Term Investments (Cost $41,900,000) ......................................       41,900,000
                                                                                                                 --------------
                            Total Investments (Cost $3,837,632,001)  97.9% ...................................    4,009,566,972
                            Other Assets and Liabilities, Net  2.1%...........................................       83,966,341
                                                                                                                 --------------
                            Net Assets  100.0% ...............................................................   $4,093,533,313
                                                                                                                 ==============


                  At August 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $3,837,634,501 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost .............................................................   $  206,248,847
                    Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value..............................................................      (34,316,376)
                                                                                                                 --------------
                    Net unrealized appreciation...............................................................  $   171,932,471
                                                                                                                 ==============


PORTFOLIO ABBREVIATIONS:
1915 ACT   - Improvement Bond Act of 1915
AD         - Assessment District
AMBAC      - American Municipal Bond Assurance Corp.
CDA        - Community Development Agency
CDD        - Community Development District
CDR        - Community Development Revenue
CFD        - Community Facilities District
CRDA       - Community Redevelopment Agency
COP        - Certificate of Participation
EDA        - Economic Development Authority
EDC        - Economic Development Corp.
EDR        - Economic Development Revenue
ETM        - Escrow to Maturity
FGIC       - Financial Guaranty Insurance Co.
FHA        - Federal Housing Authority/Agency
FI/GML     - Federally Insured or Guaranteed Mortgage Loans
GNMA       - Government National Mortgage Association
GO         - General Obligation
HDA        - Housing Development Authority/Agency
HFA        - Housing Finance Authority/Agency
HFC        - Housing Finance Corp.

HMR        - Home Mortgage Revenue
ID         - Improvement District
IDA        - Industrial Development Authority/Agency
IDAR       - Industrial Development Authority/Agency Revenue
IDB        - Industrial Development Board
IDC        - Industrial Development Corp.
IDR        - Industrial Development Revenue
L.P.       - Limited Partnership
MBIA       - Municipal Bond Investors Assurance Corp.
MFHR       - Multi-Family Housing Revenue
MFMR       - Multi-Family Mortgage Revenue
MFR        - Multi-Family Revenue
PCR        - Pollution Control Revenue
PUD        - Public Utility District
RDA        - Redevelopment Agency
SF         - Single Family
SFM        - Single Family Mortgage
SFMR       - Single Family Mortgage Revenue
USD        - Unified School District
VHA        - Volunteer Hospital of America

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).
dThe bond pays interest based upon the issuer's ability to pay which may be less than the stated interest rate.
eSee Note 1(h) regarding securities purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.





FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
August 31, 1996 (unaudited)


                                                                     Franklin        Franklin         Franklin        Franklin
                                                                      Arizona        Colorado        Connecticut       Indiana
                                                                     Tax-Free        Tax-Free         Tax-Free        Tax-Free
                                                                    Income Fund     Income Fund      Income Fund     Income Fund
                                                                    ----------      -----------      -----------    ----------
Assets:
 Investments in securities:
  At identified cost ..........................................    $706,677,962    $211,235,237     $163,656,956    $46,379,482
                                                                     ==========      ===========      ===========    ==========
  At value ....................................................     737,075,311     221,686,690      173,187,717     48,751,307
 Cash .........................................................          33,291          65,441          256,585        475,847
 Receivables:
  Interest ....................................................       9,668,049       3,806,594        2,925,057        617,082
  Investment securities sold ..................................         160,014          90,555               --             --
  Capital shares sold .........................................       1,054,738          80,791          144,018         74,750
                                                                     ----------      -----------      -----------    ----------
      Total assets ............................................     747,991,403     225,730,071      176,513,377     49,918,986
                                                                     ----------      -----------      -----------    ----------
Liabilities:
 Payables:
  Investment securities purchased .............................              --       2,042,413               --             --
  Distributions payable to shareholders .......................       1,084,945         326,700          211,412         58,780
  Capital shares repurchased...................................         750,196           4,534           30,833         30,447
  Management fees .............................................         300,550         103,368           83,790         25,806
  Distribution fees ...........................................          61,082          30,881           30,486          3,208
  Shareholder servicing costs .................................          18,039           6,513            5,250          2,196
 Accrued expenses and other liabilities .......................           6,622          16,836            5,459          7,432
                                                                     ----------      -----------      -----------    ----------
      Total liabilities .......................................       2,221,434       2,531,245          367,230        127,869
                                                                     ----------      -----------      -----------    ----------
Net assets, at value ..........................................    $745,769,969    $223,198,826     $176,146,147    $49,791,117
                                                                     ==========      ===========      ===========    ==========
Net assets consist of:
 Undistributed net investment income...........................      $  348,311      $  422,829       $  180,903     $  115,535
 Net unrealized appreciation on investments....................      30,397,349      10,451,453        9,530,761      2,371,825
 Undistributed net realized gain (loss)........................         918,727      (1,412,363)      (6,501,146)      (840,527)
 Class I capital shares........................................     710,306,509     210,058,847      170,111,569     48,144,284
 Class II capital shares.......................................       3,799,073       3,678,060        2,824,060             --
                                                                     ----------      -----------      -----------    ----------
Net assets, at value...........................................    $745,769,969    $223,198,826     $176,146,147    $49,791,117
                                                                     ==========      ===========      ===========    ==========
Class I shares:
 Net assets, at value..........................................    $742,024,504    $219,548,808     $173,342,047    $49,791,117
                                                                     ==========      ===========      ===========    ==========
 Shares outstanding............................................      66,979,019      18,919,569       16,044,036      4,313,742
                                                                     ==========      ===========      ===========    ==========
 Net asset value per share*....................................          $11.08             $11.60           $10.80         $11.54
                                                                     ==========      ===========      ===========    ==========
Class II shares:
 Net assets, at value..........................................  $    3,745,465     $ 3,650,018      $ 2,804,100             --
                                                                     ==========      ===========      ===========    ==========
 Shares outstanding............................................         336,515         313,578          259,145             --
                                                                     ==========      ===========      ===========    ==========
 Net asset value per share*....................................          $11.13             $11.64           $10.82          --
                                                                     ==========      ===========      ===========    ==========


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.


FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Assets and Liabilities (cont.)
August 31, 1996 (unaudited)


                                                                     Franklin       Franklin        Franklin         Franklin
                                                                     Michigan      New Jersey        Oregon        Pennsylvania
                                                                     Tax-Free       Tax-Free        Tax-Free         Tax-Free
                                                                    Income Fund    Income Fund     Income Fund      Income Fund
                                                                     ---------     -----------     -----------      -----------
Assets:
 Investments in securities:
  At identified cost ..........................................    $2,475,077     $537,651,684     $354,428,315    $610,243,974
                                                                     =========     ===========     ===========      ===========
  At value ....................................................     2,478,986      557,762,847      371,199,518     637,349,114
 Cash..........................................................        77,043           50,723           24,924         537,371
 Receivables:
  Interest.....................................................        32,482        8,844,565        5,843,418      12,023,022
  Investment securities sold ..................................            --               --          771,173       2,168,176
  Capital shares sold .........................................            --          949,273          257,801         356,720
 Unamortized organization and offering costs (Note 2) .........         7,030               --               --              --
                                                                     ---------     -----------     -----------      -----------
      Total assets ............................................     2,595,541      567,607,408      378,096,834     652,434,403
                                                                     ---------     -----------     -----------      -----------
Liabilities:
 Payables:
  Investment securities purchased on a when-issued basis (Note 1)          --               --              --        5,376,030
  Distributions payable to shareholders .......................            --          667,977          429,640         976,619
  Capital shares repurchased...................................            --          708,596           67,542         312,003
  Management fees .............................................           389          233,203          162,373         262,706
  Distribution fees ...........................................           212           77,742           27,533          83,296
  Shareholder servicing costs .................................         2,330           25,395            8,940          13,407
 Accrued expenses and other liabilities .......................         2,709           16,800           23,418          51,272
                                                                     ---------     -----------     -----------      -----------
      Total liabilities .......................................         5,640        1,729,713          719,446       7,075,333
                                                                     ---------     -----------     -----------      -----------
Net assets, at value...........................................    $2,589,901     $565,877,695     $377,377,388    $645,359,070
                                                                     =========     ===========     ===========      ===========
Net assets consist of:
 Undistributed net investment income...........................     $  15,858      $ 1,246,430      $ 1,388,405      $  350,884
 Net unrealized appreciation on investments....................         3,909       20,111,163       16,771,203      27,105,140
 Net realized loss.............................................        (3,772)      (3,394,544)      (5,449,062)       (571,098)
 Class I capital shares........................................     2,573,906      539,975,785      360,597,265     611,153,552
 Class II capital shares.......................................            --        7,938,861        4,069,577       7,320,592
                                                                     ---------     -----------     -----------      -----------
Net assets, at value...........................................    $2,589,901     $565,877,695     $377,377,388    $645,359,070
                                                                     =========     ===========     ===========      ===========
Class I shares:
 Net assets, at value..........................................    $2,589,901     $558,035,714     $373,332,038    $638,115,130
                                                                     =========     ===========     ===========      ===========
 Shares outstanding............................................       256,841       48,868,174       32,781,856      62,406,846
                                                                     =========     ===========     ===========      ===========
 Net asset value per share*....................................           $10.08           $11.42           $11.39          $10.23
                                                                     =========     ===========     ===========      ===========
Class II shares:
 Net assets, at value..........................................            --   $    7,841,981   $    4,045,350  $    7,243,940
                                                                     =========     ===========     ===========      ===========
 Shares outstanding............................................            --          684,207          353,505         706,322
                                                                     =========     ===========     ===========      ===========
 Net asset value per share*....................................            --              $11.46           $11.44          $10.26
                                                                     =========     ===========     ===========      ===========


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Assets and Liabilities (cont.)
August 31, 1996 (unaudited)

                                                                                  Franklin     Franklin Federal     Franklin
                                                                                 Puerto Rico     Intermediate-     High Yield
                                                                                  Tax-Free       Term Tax-Free      Tax-Free
                                                                                 Income Fund      Income Fund      Income Fund
                                                                                 -----------      -----------     -------------
Assets:
 Investments in securities:
  At identified cost........................................................    $180,826,527      $89,576,495    $3,837,632,001
                                                                                 ===========      ===========     =============
  At value..................................................................     186,989,313       90,804,249     4,009,566,972
 Cash.......................................................................       1,446,062          260,752         6,570,964
 Receivables:
  Interest..................................................................       2,994,618        1,422,058        76,326,957
  Investment securities sold................................................              --               --        12,027,550
  Capital shares sold.......................................................          74,357          160,751         8,543,007
 Prepaid expenses...........................................................              --               --           208,596
                                                                                 -----------      -----------     -------------
      Total assets..........................................................     191,504,350       92,647,810     4,113,244,046
                                                                                 -----------      -----------     -------------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery.........................................................              --        1,019,486         3,497,752
   When-issued basis (Note 1)...............................................              --               --         7,020,250
  Distributions payable to shareholders ....................................         279,699          121,007         5,643,040
  Capital shares repurchased ...............................................          65,859            1,908         1,247,604
  Management fees...........................................................          89,998           32,463         1,555,383
  Distribution fees ........................................................          23,856            4,221           660,669
  Shareholder servicing costs ..............................................           4,763            2,281            86,035
 Accrued expenses and other liabilities ....................................          29,397              323                --
                                                                                 -----------      -----------     -------------
      Total liabilities ....................................................         493,572        1,181,689        19,710,733
                                                                                 -----------      -----------     -------------
Net assets, at value .......................................................    $191,010,778      $91,466,121    $4,093,533,313
                                                                                 ===========      ===========     =============
Net assets consist of:
 Undistributed net investment income........................................             $--    $     231,075      $  2,934,933
 Accumulated distributions in excess of net investment income ..............         (59,528)              --                --
 Net unrealized appreciation on investments ................................       6,162,786        1,227,754       171,934,971
 Undistributed net realized gain (loss) ....................................       1,554,830       (1,171,136)      (48,592,723)
 Class I capital shares ....................................................     182,461,482       91,178,428     3,863,548,084
 Class II capital shares ...................................................         891,208               --       103,708,048
                                                                                 -----------      -----------     -------------
Net assets, at value .......................................................    $191,010,778      $91,466,121    $4,093,533,313
                                                                                 ===========      ===========     =============
Class I shares:
 Net assets, at value ......................................................    $190,126,278      $91,466,121    $3,990,439,548
                                                                                 ===========      ===========     =============
 Shares outstanding ........................................................      16,628,868        8,509,316       363,378,420
                                                                                 ===========      ===========     =============
 Net asset value per share*.................................................             $11.43           $10.75            $10.98
                                                                                 ===========      ===========     =============
Class II shares:
 Net assets, at value ...................................................... $       884,500               --    $  103,093,765
                                                                                 ===========      ===========     =============
 Shares outstanding.........................................................          77,213               --         9,343,224
                                                                                 ===========      ===========     =============
 Net asset value per share*.................................................             $11.46            --               $11.03
                                                                                 ===========      ===========     =============

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Operations
for the six months ended August 31, 1996 (unaudited)

                                                                         Franklin        Franklin      Franklin       Franklin
                                                                          Arizona        Colorado     Connecticut      Indiana
                                                                         Tax-Free        Tax-Free      Tax-Free       Tax-Free
                                                                        Income Fund     Income Fund   Income Fund    Income Fund
                                                                        ----------       ---------     ---------      ---------
Investment income:
 Interest (Note 1).................................................    $ 23,278,268    $ 6,947,304    $ 5,494,713    $1,597,598
                                                                        ----------       ---------     ---------      ---------
Expenses:
 Management fees (Note 6)..........................................       1,796,811        608,369        492,760       152,736
 Distribution fees - Class I (Note 6)..............................         214,085         88,355         75,441        19,566
 Distribution fees - Class II (Note 6).............................           9,163          8,165          7,613            --
 Shareholder servicing costs (Note 6)..............................          91,650         34,584         20,609        11,126
 Reports to shareholders ..........................................          61,099         21,694         14,769         5,912
 Custodian fees ...................................................          17,947          4,891          5,205         1,818
 Professional fees ................................................          10,927          2,944          1,379         1,811
 Trustees' fees and expenses ......................................           5,941          1,616          1,269           366
 Registration and filing fees .....................................           3,161            663          1,899           100
 Other ............................................................          35,459         17,121          9,942         8,881
                                                                        ----------       ---------     ---------      ---------
      Total expenses ..............................................       2,246,243        788,402        630,886       202,316
                                                                        ----------       ---------     ---------      ---------
      Net investment income .......................................      21,032,025      6,158,902      4,863,827     1,395,282
                                                                        ----------       ---------     ---------      ---------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss) .........................................         931,615        474,069       (348,903)       31,737
 Net unrealized depreciation ......................................     (15,884,413)    (4,876,534)    (1,914,427)     (931,197)
                                                                        ----------       ---------     ---------      ---------
Net realized and unrealized loss on investments ...................     (14,952,798)    (4,402,465)    (2,263,330)     (899,460)
                                                                        ----------       ---------     ---------      ---------
Net increase in net assets resulting from operations ..............   $   6,079,227    $ 1,756,437    $ 2,600,497   $   495,822
                                                                        ==========       =========     =========      =========


The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Operations (cont.)
for the six months ended August 31, 1996 (unaudited)

                                                                      Franklin        Franklin       Franklin        Franklin
                                                                      Michigan       New Jersey       Oregon       Pennsylvania
                                                                      Tax-Free        Tax-Free       Tax-Free        Tax-Free
                                                                    Income Fund*     Income Fund    Income Fund     Income Fund
                                                                      ---------      ----------     ----------      ----------
Investment income:
 Interest (Note 1)...............................................      $ 17,659    $ 17,634,602    $ 11,640,443    $ 20,943,099
                                                                      ---------      ----------     ----------      ----------
Expenses:
 Management fees (Note 6)........................................         2,499       1,393,013         969,653       1,568,249
 Distribution fees - Class I (Note 6)............................           220         220,383         126,803         254,852
 Distribution fees - Class II (Note 6)...........................            --          23,682           9,620          16,841
 Shareholder servicing costs (Note 6)............................         2,341         105,824          53,232         107,409
 Reports to shareholders.........................................         2,278          68,044          35,644          77,346
 Custodian fees..................................................           386          20,822           1,976          27,046
 Professional fees...............................................           482           8,189           5,631           8,520
 Trustees' fees and expenses.....................................            --           4,218           2,781           4,768
 Registration and filing fees....................................         2,341           1,564           3,606          12,845
 Amortization of organization and offering costs (Note 2) .......         2,710              --              --              --
 Other...........................................................            --           4,391          21,839          15,754
 Management fees waived by Manager (Note 6)......................        (2,499)             --              --              --
 Other expenses assumed by Manager (Note 6)......................        (8,957)             --              --              --
                                                                      ---------      ----------     ----------      ----------
      Total expenses.............................................         1,801       1,850,130       1,230,785       2,093,630
                                                                      ---------      ----------     ----------      ----------
      Net investment income......................................        15,858      15,784,472      10,409,658      18,849,469
                                                                      ---------      ----------     ----------      ----------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss)........................................        (3,772)      2,284,364        (244,721)      2,484,051
 Net unrealized appreciation (depreciation)......................         3,909     (15,115,403)     (6,968,835)    (15,690,102)
                                                                      ---------      ----------     ----------      ----------
Net realized and unrealized gain (loss) on investments...........           137     (12,831,039)     (7,213,556)    (13,206,051)
                                                                      ---------      ----------     ----------      ----------
Net increase in net assets resulting from operations.............      $ 15,995   $   2,953,433    $  3,196,102   $   5,643,418
                                                                      =========      ==========     ==========      ==========



*For the period July 1, 1996 (effective date) to August 31, 1996.

The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Operations (cont.)
for the six months ended August 31, 1996 (unaudited)

                                                                                    Franklin    Franklin Federal     Franklin
                                                                                   Puerto Rico  Intermediate-Term   High Yield
                                                                                    Tax-Free        Tax-Free         Tax-Free
                                                                                   Income Fund     Income Fund      Income Fund
                                                                                   ---------      ------------      -----------
Investment income:
 Interest (Note 1)............................................................    $ 6,098,445       $ 2,559,688    $140,452,666
                                                                                   ---------      ------------      -----------
Expenses:
 Management fees (Note 6).....................................................        538,124           275,894       8,994,715
 Distribution fees - Class I (Note 6).........................................         75,422            41,452       1,610,979
 Distribution fees - Class II (Note 6)........................................          2,220                --         265,543
 Shareholder servicing costs (Note 6).........................................         37,201            11,656         564,987
 Reports to shareholders......................................................         26,841            10,604         368,316
 Custodian fees...............................................................          9,800               723          20,876
 Professional fees............................................................          8,510             1,684          32,766
 Trustees' fees and expenses..................................................          1,134               604          28,946
 Registration and filing fees.................................................         14,422            12,276          16,117
 Other........................................................................          2,750             1,687         139,891
 Management fees waived by Manager (Note 6)...................................             --           (73,535)             --
                                                                                   ---------      ------------      -----------
      Total expenses..........................................................        716,424           283,045      12,043,136
                                                                                   ---------      ------------      -----------
      Net investment income...................................................      5,382,021         2,276,643     128,409,530
                                                                                   ---------      ------------      -----------
Realized and unrealized loss on investments:
 Net realized gain (loss).....................................................      1,628,200          (104,515)     (2,196,468)
 Net unrealized depreciation..................................................     (4,120,507)       (1,533,055)    (67,711,654)
                                                                                   ---------      ------------      -----------
Net realized and unrealized loss on investments...............................     (2,492,307)       (1,637,570)    (69,908,122)
                                                                                   ---------      ------------      -----------
Net increase in net assets resulting from operations..........................    $ 2,889,714        $  639,073   $  58,501,408
                                                                                   =========      ============      ===========



The accompanying notes are an integral part of these financial statements.


FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets for the six months ended August 31, 1996
(unaudited) and the year ended February 29, 1996

                                                                         Franklin Arizona                Franklin Colorado
                                                                       Tax-Free Income Fund            Tax-Free Income Fund
                                                                      -----------------------         -----------------------
                                                                    Six months         Year         Six months         Year
                                                                       ended           ended           ended           ended
                                                                      8/31/96         2/29/96         8/31/96         2/29/96
                                                                    ----------      ----------      -----------     -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income.......................................... $  21,032,025   $  41,892,601  $    6,158,902   $  11,758,049
  Net realized gain from security transactions ..................       931,615      11,019,710         474,069       1,875,938
  Net unrealized appreciation (depreciation) on investments .....   (15,884,413)     12,069,384      (4,876,534)      6,034,367
                                                                    ----------      ----------      -----------     -----------
      Net increase in net assets resulting from operations ......     6,079,227      64,981,695       1,756,437      19,668,354
Distributions to shareholders from:
 Undistributed net investment income:
  Class I........................................................   (21,504,073)    (42,358,865)     (6,092,836)    (11,642,273)
  Class II.......................................................       (71,793)        (39,644)        (63,220)        (27,047)
 Accumulated net realized gain:
  Class I........................................................    (1,726,936)     (7,829,470)             --              --
  Class II.......................................................        (8,469)        (17,168)             --              --
Increase in net assets from capital share transactions (Note 3) .    10,312,313      17,152,083      10,333,460      14,702,000
                                                                    ----------      ----------      -----------     -----------
      Net increase (decrease) in net assets......................    (6,919,731)     31,888,631       5,933,841      22,701,034
Net assets:
 Beginning of period.............................................   752,689,700     720,801,069     217,264,985     194,563,951
                                                                    ----------      ----------      -----------     -----------
 End of period...................................................  $745,769,969    $752,689,700    $223,198,826    $217,264,985
                                                                    ==========      ==========      ===========     ===========
Undistributed net investment income included in net assets:
 Beginning of period.............................................    $  892,152     $ 1,398,060      $  419,983      $  331,254
                                                                    ==========      ==========      ===========     ===========
 End of period...................................................    $  348,311      $  892,152      $  422,829      $  419,983
                                                                    ==========      ==========      ===========     ===========



The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1996 (unaudited) and the year ended February 29, 1996

                                                                         Franklin Connecticut             Franklin Indiana
                                                                         Tax-Free Income Fund           Tax-Free Income Fund
                                                                        -----------------------         ---------------------
                                                                      Six months         Year         Six months        Year
                                                                         ended           ended           ended          ended
                                                                        8/31/96         2/29/96         8/31/96        2/29/96
                                                                      -----------     -----------     ----------    ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income..........................................     $ 4,863,827     $ 9,270,000    $ 1,395,282    $ 2,763,463
  Net realized gain (loss) from security transactions............        (348,903)        (46,957)        31,737        354,703
  Net unrealized appreciation (depreciation) on investments .....      (1,914,427)      4,696,045       (931,197)     1,058,994
                                                                      -----------     -----------     ----------    ----------
      Net increase in net assets resulting from operations.......       2,600,497      13,919,088        495,822      4,177,160

Distributions to shareholders from undistributed net investment income:
  Class I........................................................      (4,856,969)     (9,244,580)    (1,385,338)    (2,714,978)
  Class II.......................................................         (60,472)        (25,612)            --             --
Increase in net assets from capital share transactions (Note 3)..       9,762,314       8,428,442      1,731,357        903,637
                                                                      -----------     -----------     ----------    ----------
      Net increase in net assets.................................       7,445,370      13,077,338        841,841      2,365,819
Net assets:
 Beginning of period.............................................     168,700,777     155,623,439     48,949,276     46,583,457
                                                                      -----------     -----------     ----------    ----------
 End of period...................................................    $176,146,147    $168,700,777    $49,791,117    $48,949,276
                                                                      ===========     ===========     ==========    ==========
Undistributed net investment income included in net assets:
 Beginning of period.............................................      $  234,517      $  234,709     $  105,591      $  57,106
                                                                      ===========     ===========     ==========    ==========
 End of period...................................................      $  180,903      $  234,517     $  115,535     $  105,591
                                                                      ===========     ===========     ==========    ==========


The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1996 (unaudited) and the year ended February 29, 1996

                                                      Franklin
                                                  Michigan Tax-Free      Franklin New Jersey              Franklin Oregon
                                                     Income Fund        Tax-Free Income Fund           Tax-Free Income Fund
                                                    ------------      ------------------------       ------------------------
                                                      For the        Six months         Year        Six months         Year
                                                    period ended        ended           ended          ended           ended
                                                      8/31/96*         8/31/96         2/29/96        8/31/96         2/29/96
                                                    ------------     -----------     -----------    -----------    ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.........................        $  15,858   $ 15,784,472    $ 31,357,363   $ 10,409,658    $ 19,990,315
  Net realized gain (loss) from
   security transactions........................           (3,772)     2,284,364       4,841,385       (244,721)        212,997
  Net unrealized appreciation (depreciation)
   on investments...............................            3,909    (15,115,403)     13,508,714     (6,968,835)     11,590,457
                                                    ------------     -----------     -----------    -----------    ------------
      Net increase in net assets
       resulting from operations................           15,995      2,953,433      49,707,462      3,196,102      31,793,769
Distributions to shareholders from
 undistributed net investment income:
  Class I.......................................               --    (15,577,575)    (30,636,840)   (10,131,634)    (19,773,493)
  Class II......................................               --       (160,882)        (64,859)       (70,003)        (35,195)
Increase in net assets from capital
 share transactions (Note 3)....................        2,573,906      9,257,322      16,462,806      6,924,019      16,015,941
                                                    ------------     -----------     -----------    -----------    ------------
      Net increase (decrease) in net assets.....        2,589,901     (3,527,702)     35,468,569        (81,516)     28,001,022
Net assets:
 Beginning of period............................               --    569,405,397     533,936,828    377,458,904     349,457,882
                                                    ------------     -----------     -----------    -----------    ------------
 End of period..................................       $2,589,901   $565,877,695    $569,405,397   $377,377,388    $377,458,904
                                                    ============     ===========     ===========    ===========    ============
Undistributed net investment income included in net assets:
  Beginning of period...........................           $   --    $ 1,200,415      $  544,751    $ 1,180,384      $  998,757
                                                    ============     ===========     ===========    ===========    ============
  End of period.................................        $  15,858    $ 1,246,430     $ 1,200,415    $ 1,388,405     $ 1,180,384
                                                    ============     ===========     ===========    ===========    ============


*For the period July 1, 1996 (effective date) to August 31, 1996.

The accompanying notes are an integral part of these financial statements.

FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1996 (unaudited) and the year ended February 29, 1996

                                                                       Franklin Pennsylvania           Franklin Puerto Rico
                                                                       Tax-Free Income Fund            Tax-Free Income Fund
                                                                      -----------------------         -----------------------
                                                                    Six months         Year         Six months         Year
                                                                       ended           ended           ended           ended
                                                                      8/31/96         2/29/96         8/31/96         2/29/96
                                                                    ----------      ----------      -----------     -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................................   $18,849,469     $36,650,100  $    5,382,021   $  10,582,586
  Net realized gain from security transactions...................     2,484,051       1,771,090       1,628,200         874,797
  Net unrealized appreciation (depreciation) on investments......   (15,690,102)     15,569,248      (4,120,507)      3,863,282
                                                                    ----------      ----------      -----------     -----------
      Net increase in net assets resulting from operations.......     5,643,418      53,990,438       2,889,714      15,320,665
Distributions to shareholders:
 From undistributed net investment income:
  Class I........................................................   (18,891,736)    (37,185,584)     (5,349,008)    (10,726,805)
  Class II.......................................................      (139,155)        (53,292)        (17,724)         (7,485)
 In excess of net investment income:
  Class I........................................................            --              --         (59,643)        (15,174)
 From net realized gain:
  Class I........................................................            --              --              --        (154,421)
  Class II.......................................................            --              --              --            (176)
Increase in net assets from capital share transactions (Note 3)..    15,790,032      38,838,955       2,437,534       9,805,800
                                                                    ----------      ----------      -----------     -----------
      Net increase (decrease) in net assets......................     2,402,559      55,590,517         (99,127)     14,222,404
Net assets:
 Beginning of period.............................................   642,956,511     587,365,994     191,109,905     176,887,501
                                                                    ----------      ----------      -----------     -----------
 End of period...................................................  $645,359,070    $642,956,511    $191,010,778    $191,109,905
                                                                    ==========      ==========      ===========     ===========
Undistributed net investment income (accumulated distributions in excess of net investment income) included in net assets:
  Beginning of period............................................    $  532,306     $ 1,121,082     $   (15,174)     $  151,704
                                                                    ==========      ==========      ===========     ===========
  End of period..................................................    $  350,884      $  532,306      $  (59,528)     $  (15,174)
                                                                    ==========      ==========      ===========     ===========




The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended August 31, 1996 (unaudited) and the year ended February 29, 1996

                                                                           Franklin
                                                                   Federal Intermediate-Term           Franklin High Yield
                                                                     Tax-Free Income Fund             Tax-Free Income Fund
                                                                     ---------------------          -------------------------
                                                                  Six months        Year          Six months          Year
                                                                     ended          ended            ended            ended
                                                                    8/31/96        2/29/96          8/31/96          2/29/96
                                                                  ----------     ----------      ------------     ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.......................................    $ 2,276,643    $ 4,009,484    $  128,409,530   $  236,161,328
  Net realized gain (loss) from security transactions ........       (104,515)        28,851        (2,196,468)      10,004,172
  Net unrealized appreciation (depreciation) on investments ..     (1,533,055)     3,289,690       (67,711,654)     127,528,753
                                                                  ----------     ----------      ------------     ------------
      Net increase in net assets resulting from operations....        639,073      7,328,025        58,501,408      373,694,253

Distributions to shareholders from undistributed net investment income:
  Class I.....................................................     (2,245,469)    (3,973,970)     (127,194,390)    (233,856,809)
  Class II....................................................             --             --        (2,172,970)        (937,218)
Increase in net assets from capital share transactions (Note 3)     7,105,032      8,636,138       329,089,316      409,140,087
                                                                  ----------     ----------      ------------     ------------
      Net increase in net assets..............................      5,498,636     11,990,193       258,223,364      548,040,313
Net assets:
 Beginning of period..........................................     85,967,485     73,977,292     3,835,309,949    3,287,269,636
                                                                  ----------     ----------      ------------     ------------
 End of period................................................    $91,466,121    $85,967,485    $4,093,533,313   $3,835,309,949
                                                                  ==========     ==========      ============     ============


Undistributed net investment income included in net assets:
 Beginning of period..........................................     $  199,901     $  164,387      $  3,892,763     $  2,525,462
                                                                  ==========     ==========      ============     ============
 End of period................................................     $  231,075     $  199,901      $  2,934,933        3,892,763
                                                                  ==========     ==========      ============     ============



The accompanying notes are an integral part of these financial statements.



FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is an open-end, management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust currently consists of twenty-eight separate funds. This report pertains only to the eleven Funds (the Funds) included in the accompanying financial statements. Each fund seeks to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each fund, other than the Franklin High Yield Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund, also seeks to provide a maximum level of income which is exempt from personal income tax for resident shareholders of the named state or territory. Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. All funds in this report are diversified except the Franklin Connecticut Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund.

All of the funds within this report, except the Franklin Indiana Tax-Free Income Fund, the Franklin Michigan Tax-Free Income Fund, and the Franklin Federal Intermediate-Term Tax-Free Income Fund, offer two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares.

The Franklin Michigan Tax-Free Income Fund became effective July 1, 1996.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Tax-free bonds generally trade in the over-the-counter market rather than on a national securities exchange. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of a security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

b. Municipal Bonds or Notes with "Puts":

The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity dates of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Fund's portfolio, municipal bonds and notes as to which the Fund holds a put will be deemed to mature on the last day on which the put may be exercisable.

c. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

d. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

e. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount and premium are amortized as required by the Internal Revenue Code. The Funds normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the day following the receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to an amount per day set from time to time by the Board, and are payable to shareholders of record at the beginning of business on the ex-dividend date. Once each month dividends are reinvested in additional shares of the Funds, or paid in cash as requested by the shareholders.

Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale transactions.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

g. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.

2. UNAMORTIZED ORGANIZATION AND OFFERING COSTS

Organization costs are amortized on a straight-line basis over five years. Offering costs are amortized on a straight-line basis over one year.

3. TRUST SHARES

At August 31, 1996, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in the Funds' shares were as follows:


                                                       Franklin Arizona          Franklin Colorado       Franklin Connecticut
                                                     Tax-Free Income Fund      Tax-Free Income Fund      Tax-Free Income Fund
                                                     --------------------      --------------------      ---------------------
Class I Shares:                                      Shares       Amount       Shares       Amount       Shares       Amount
                                                    --------    ----------    --------    ----------    --------    -----------
Six months ended August 31, 1996
 Shares sold....................................   4,368,917   $ 48,529,725  1,486,703   $ 17,344,888  1,451,418   $ 15,657,572
 Shares issued in reinvestment of distributions.     829,702      9,236,542    255,723      2,974,332    199,180      2,151,486
 Shares redeemed................................  (4,443,410)   (49,354,221)(1,032,994)   (12,018,661)  (854,139)    (9,216,112)
                                                    --------    ----------    --------    ----------    --------    -----------
Net increase....................................     755,209   $  8,412,046    709,432   $  8,300,559    796,459   $  8,592,946
                                                    ========    ==========    ========    ==========    ========    ===========
Year ended February 29, 1996
 Shares sold....................................   7,740,101   $ 87,844,314  2,791,482   $ 32,551,013  2,410,965   $ 26,182,802
 Shares issued in reinvestment of distributions.   1,757,603     19,931,360    476,428      5,551,957    388,517      4,213,410
 Shares redeemed................................  (8,159,585)   (92,522,397)(2,153,219)   (25,046,129)(2,173,137)   (23,622,462)
                                                    --------    ----------    --------    ----------    --------    -----------
Net increase....................................   1,338,119   $ 15,253,277  1,114,691   $ 13,056,841    626,345  $   6,773,750
                                                    ========    ==========    ========    ==========    ========    ===========

Class II Shares:
Six months ended August 31, 1996
 Shares sold....................................     187,360   $  2,090,558    172,857   $  2,018,945    111,576   $  1,205,748
 Shares issued in reinvestment of distributions.       4,294         48,036      3,815         44,537      3,947         42,688
 Shares redeemed................................     (21,402)      (238,327)    (2,617)       (30,581)    (7,303)       (79,068)
                                                    --------    ----------    --------    ----------    --------    -----------
Net increase....................................     170,252   $  1,900,267    174,055   $  2,032,901    108,220   $  1,169,368
                                                    ========    ==========    ========    ==========    ========    ===========

Year ended February 29, 1996*
 Shares sold....................................     177,823   $  2,030,215    141,464   $  1,668,359    152,190   $  1,668,825
 Shares issued in reinvestment of distributions.       2,660         30,423      1,733         20,489      1,584         17,430
 Shares redeemed................................     (14,220)      (161,832)    (3,674)       (43,689)    (2,849)       (31,563)
                                                    --------    ----------    --------    ----------    --------    -----------
Net increase....................................     166,263   $  1,898,806    139,523   $  1,645,159    150,925   $  1,654,692
                                                    ========    ==========    ========    ==========    ========    ===========






3. TRUST SHARES (cont.)

                                                            Franklin Indiana       Franklin Michigan      Franklin New Jersey
                                                          Tax-Free Income Fund  Tax-Free Income Fund**   Tax-Free Income Fund
                                                            -----------------      -----------------     ---------------------
Class I Shares:                                           Shares      Amount      Shares     Amount      Shares       Amount
                                                          -------    ---------    -------   ---------   --------    -----------
Six months ended August 31, 1996
 Shares sold....................................          306,243  $ 3,542,039   257,799   $2,583,561   3,252,591  $ 37,293,847
 Shares issued in reinvestment of distributions.           64,320      744,068        --           --     692,232     7,934,970
 Shares redeemed................................         (220,932)  (2,554,750)     (958)      (9,655) (3,441,512)  (39,379,800)
                                                          -------    ---------    -------   ---------   --------    -----------
Net increase....................................           149,631 $ 1,731,357   256,841   $2,573,906     503,311   $ 5,849,017
                                                          =======    =========    =======   =========   ========    ===========
Year ended February 29, 1996
 Shares sold....................................          479,381  $ 5,583,028        --           --   6,190,382 $  71,492,146
 Shares issued in reinvestment of distributions.          126,481    1,469,667        --           --   1,344,993    15,524,726
 Shares redeemed................................         (529,309)  (6,149,058)       --           --  (6,497,336)  (75,084,622)
                                                          -------    ---------    -------   ---------   --------    -----------
Net increase....................................           76,553 $    903,637        --           --   1,038,039  $ 11,932,250
                                                          =======    =========    =======   =========   ========    ===========

Class II Shares:
Six months ended August 31, 1996
 Shares sold....................................               --           --        --           --     345,852   $ 3,975,882
 Shares issued in reinvestment of distributions.               --           --        --           --       9,314       107,258
 Shares redeemed................................               --           --        --           --     (58,405)     (674,835)
                                                          -------    ---------    -------   ---------   --------    -----------
Net increase....................................               --           --        --           --     296,761   $ 3,408,305
                                                          =======    =========    =======   =========   ========    ===========
Year ended February 29, 1996*
 Shares sold....................................               --           --        --           --     404,242   $ 4,729,454
 Shares issued in reinvestment of distributions.               --           --        --           --       3,829        44,861
 Shares redeemed................................               --           --        --           --     (20,625)     (243,759)
                                                          -------    ---------    -------   ---------   --------    -----------
Net increase....................................               --           --        --           --     387,446   $ 4,530,556
                                                          =======    =========    =======   =========   ========    ===========

                                                        Franklin Oregon        Franklin Pennsylvania     Franklin Puerto Rico
                                                     Tax-Free Income Fund      Tax-Free Income Fund      Tax-Free Income Fund
                                                     --------------------      --------------------      ---------------------
Class I Shares:                                      Shares       Amount       Shares       Amount       Shares       Amount
                                                    --------    ----------    --------    ----------    --------    -----------
Six months ended August 31, 1996
 Shares sold....................................   2,017,930   $ 23,024,079  3,911,338   $ 40,133,945    843,745    $ 9,635,708
 Shares issued in reinvestment of distributions.     500,042      5,706,920    783,534      8,041,683    225,424      2,578,027
 Shares redeemed................................  (2,092,735)   (23,845,088)(3,567,394)   (36,603,277)  (886,796)   (10,132,735)
                                                    --------    ----------    --------    ----------    --------    -----------
Net increase....................................     425,237  $   4,885,911  1,127,478   $ 11,572,351    182,373 $    2,081,000
                                                    ========    ==========    ========    ==========    ========    ===========
Year ended February 29, 1996
 Shares sold....................................   3,896,034   $ 44,750,241  8,023,170   $ 83,104,424  2,153,385  $  24,780,430
 Shares issued in reinvestment of distributions.     954,645     10,942,187  1,487,883     15,404,590    448,570      5,163,882
 Shares redeemed................................  (3,636,816)   (41,707,956)(6,062,378)   (62,772,970)(1,796,798)   (20,673,186)
                                                    --------    ----------    --------    ----------    --------    -----------
Net increase....................................   1,213,863   $ 13,984,472  3,448,675   $ 35,736,044    805,157    $ 9,271,126
                                                    ========    ==========    ========    ==========    ========    ===========

Class II Shares:
Six months ended August 31, 1996
 Shares sold....................................     189,285   $  2,167,677    426,696   $  4,396,697     56,448     $  644,900
 Shares issued in reinvestment of distributions.       4,901         56,167      8,625         88,837        812          9,313
 Shares redeemed................................     (16,230)      (185,736)   (25,974)      (267,853)   (25,952)      (297,679)
                                                    --------    ----------    --------    ----------    --------    -----------
Net increase....................................     177,956   $  2,038,108    409,347   $  4,217,681     31,308     $  356,534
                                                    ========    ==========    ========    ==========    ========    ===========

Year ended February 29, 1996*
 Shares sold....................................     192,124   $  2,224,478    301,187   $  3,147,038     46,373     $  540,107
 Shares issued in reinvestment of distributions.       2,129         24,744      2,993         31,318        372          4,344
 Shares redeemed................................     (18,704)      (217,753)    (7,205)       (75,445)      (840)        (9,777)
                                                    --------    ----------    --------    ----------    --------    -----------
Net increase....................................     175,549   $  2,031,469    296,975   $  3,102,911     45,905     $  534,674
                                                    ========    ==========    ========    ==========    ========    ===========


3. TRUST SHARES (cont.)
                                                                              Franklin Federal
                                                                              Intermediate-Term          Franklin High Yield
                                                                            Tax-Free Income Fund        Tax-Free Income Fund
                                                                            --------------------       ----------------------
Class I Shares:                                                             Shares       Amount        Shares        Amount
                                                                           --------    ----------     ---------   ------------
Six months ended August 31, 1996
 Shares sold...........................................................   1,982,041   $ 21,344,035   41,160,491   $ 452,122,990
 Shares issued in reinvestment of distributions........................     121,971      1,314,325    4,488,207      49,311,292
 Shares redeemed.......................................................  (1,443,290)   (15,553,328) (20,794,341)   (228,181,058)
                                                                           --------    ----------     ---------   ------------
Net increase...........................................................     660,722  $   7,105,032   24,854,357   $ 273,253,224
                                                                           ========    ==========     =========   ============

Year ended February 29, 1996
 Shares sold...........................................................   2,586,067   $ 28,048,002   62,180,938   $ 688,556,031
 Shares issued in reinvestment of distributions........................     204,492      2,206,996    7,940,979      87,687,277
 Shares redeemed.......................................................  (2,002,142)   (21,618,860) (37,569,351)   (414,975,177)
                                                                           --------    ----------     ---------   ------------
Net increase...........................................................     788,417  $   8,636,138   32,552,566   $ 361,268,131
                                                                           ========    ==========     =========   ============

Class II Shares:
Six months ended August 31, 1996
 Shares sold...........................................................          --             --    5,248,877   $  57,949,849
 Shares issued in reinvestment of distributions........................          --             --       99,857       1,102,618
 Shares redeemed.......................................................          --             --     (292,080)     (3,216,375)
                                                                           --------    ----------     ---------   ------------
Net increase...........................................................          --             --    5,056,654   $  55,836,092
                                                                           ========    ==========     =========   ============
Year ended February 29, 1996*
 Shares sold...........................................................          --             --    4,395,108  $   49,085,510
 Shares issued in reinvestment of distributions........................          --             --       40,544         454,078
 Shares redeemed.......................................................          --             --     (149,082)     (1,667,632)
                                                                           --------    ----------     ---------   ------------
Net increase...........................................................          --             --    4,286,570  $   47,871,956
                                                                           ========    ==========     =========   ============


*For the period May 1, 1995 to February 29, 1996.
**For the period July 1, 1996 (effective date) to August 31, 1996.


4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At February 29, 1996, for tax purposes, the Funds had capital loss carryovers as follows:

                                                                            Franklin      Franklin      Franklin      Franklin
                                                                            Colorado     Connecticut     Indiana     New Jersey
                                                                            Tax-Free      Tax-Free      Tax-Free      Tax-Free
                                                                           Income Fund   Income Fund   Income Fund   Income Fund
                                                                            ---------     ---------     ---------     ---------
Capital loss carryovers
 Expiring in: 2001 .....................................................        $ --     $  261,598          $  --     $      --
              2003......................................................    1,885,544     5,817,978       872,264      5,678,908
              2004......................................................           --        46,957            --             --
                                                                            ---------     ---------     ---------     ---------
                                                                           $1,885,544    $6,126,533      $872,264     $5,678,908
                                                                            =========     =========     =========     =========


                                                                            Franklin      Franklin      Franklin      Franklin
                                                                             Oregon     Pennsylvania  Intermediate-  High Yield
                                                                            Tax-Free      Tax-Free    Term Tax-Free   Tax-Free
                                                                           Income Fund  Insured Fund   Income Fund   Income Fund
                                                                            ---------     ---------     ---------     ---------
Capital loss carryovers
 Expiring in: 2001...................................................... $     74,144          $ --          $ --            $--
              2002......................................................       54,202            --            --     22,886,561
              2003......................................................    5,075,995     3,055,149     1,066,621     23,501,819
                                                                            ---------     ---------     ---------     ---------
                                                                           $5,204,341    $3,055,149    $1,066,621    $46,388,380
                                                                            =========     =========     =========     =========



4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS (cont.)

For income tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at August 31, 1996, by $3,782 in the Franklin Arizona Tax-Free Income Fund, $888 in the Franklin Colorado Tax-Free Income Fund, $25,710 in the Franklin Connecticut Tax-Free Income Fund, and $2,500 in the Franklin High Yield Income Fund.

For income tax purposes, the Franklin Arizona Tax-Free Income Fund had an accumulated net realized gain in the amount of $1,735,427 at

February 29, 1996.

From November 1, 1995 through February 29, 1996, the Franklin Puerto Rico Tax-Free Income Fund incurred $40,246 of net realized capital loss. As permitted by tax regulations, the Fund intends to elect to defer this loss and treat it as having arisen in the year ended February 28, 1997.


5. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended August 31, 1996 were as follows:


                                              Franklin       Franklin       Franklin     Franklin       Franklin      Franklin
                                               Arizona       Colorado      Connecticut    Indiana       Michigan     New Jersey
                                              Tax-Free       Tax-Free       Tax-Free     Tax-Free       Tax-Free      Tax-Free
                                             Income Fund    Income Fund    Income Fund  Income Fund   Income Fund*   Income Fund
                                             ----------      ---------      ---------    ---------      ---------     ---------
Purchases...............................    $105,329,146    $27,302,348   $23,415,071    $7,112,336    $2,751,887    $43,479,659
Sales...................................   $  97,609,506    $21,072,335   $13,846,862    $5,939,745   $   373,125    $36,835,508

                                                                                                      Franklin
                                                         Franklin       Franklin       Franklin        Federal       Franklin
                                                          Oregon      Pennsylvania    Puerto Rico   Intermediate-   High Yield
                                                         Tax-Free       Tax-Free       Tax-Free     Term Tax-Free    Tax-Free
                                                        Income Fund    Income Fund    Income Fund    Income Fund    Income Fund
                                                         ---------      ---------     ----------     ----------     ----------
Purchases...........................................    $14,773,470    $94,949,179    $31,221,161    $24,296,080    $413,782,595
Sales...............................................    $11,801,082    $75,021,023    $28,786,455    $16,071,946    $131,635,084

*For the period July 1, 1996 (effective date) to August 31, 1996.


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers) provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the net assets of each Fund on the last day of the month as follows:

Annualized Fee Rate   Month End Net Assets
   -------------      ------------------------------------
      0.625%          First $100 million
      0.50%           Over $100 million, up to and including $250 million
      0.45%           In excess of $250 million

The terms of the management agreement provide that annual aggregate expenses of each Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which each Fund's shares are registered. For the six months ended August 31, 1996, the Fund's expenses did not exceed these limitations. However, Advisers agreed in advance to waive management fees and assume payment of other expenses for the Franklin Michigan Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund, as noted in the Statement of Operations.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the six months ended August 31, 1996, aggregated $1,040,619, of which $962,819 was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Funds reimburse Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to a maximum of 0.10% per annum for Class I and 0.65% per annum for Class II, if applicable, of the average daily net assets of such class of all the Funds, for costs incurred in the promotion, offering and marketing of the Funds' shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Funds under the Plans aggregated $3,070,405 for the six months ended August 31, 1996.


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

c. Distribution Plans and Underwriting Agreement: (cont.)

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Funds' shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Funds' shares. Commissions received by Distributors, the amounts paid to other dealers, and applicable contingent deferred sales charges for the six months ended August 31, 1996 were as follows:



                                                   Franklin      Franklin     Franklin     Franklin      Franklin     Franklin
                                                    Arizona      Colorado    Connecticut    Indiana      Michigan    New Jersey
                                                   Tax-Free      Tax-Free     Tax-Free     Tax-Free      Tax-Free     Tax-Free
Class I                                           Income Fund   Income Fund  Income Fund  Income Fund  Income Fund * Income Fund
                                                   ---------     ---------    ---------    ---------    ----------    ---------
Total commissions received......................   $1,333,474     $381,026     $440,401     $109,905        $15,287   $1,021,022
Paid to other dealers...........................   $1,262,566     $379,904     $419,340     $102,549        $14,454  $   966,064
Contingent deferred sales charges...............           --           --           --           --             --           --

Class II
Total commissions received......................    $  20,647    $  20,315    $  12,273           --             --    $  38,980
Paid to other dealers...........................    $  42,192    $  39,937    $  24,359           --             --    $  75,916
Contingent deferred sales charges...............     $    640           --       $  496           --             --     $  1,591

                                                                                           Franklin
                                                   Franklin      Franklin     Franklin      Federal      Franklin
                                                    Oregon     Pennsylvania  Puerto Rico Intermediate-  High Yield
                                                   Tax-Free      Tax-Free     Tax-Free   Term Tax-Free   Tax-Free
Class I                                           Income Fund   Income Fund  Income Fund  Income Fund   Income Fund
                                                   ---------     ---------    ---------    ---------    ----------
Total commissions received......................     $715,681   $1,352,745     $327,127     $155,891    $11,431,762
Paid to other dealers...........................     $672,213   $1,267,779     $307,109     $161,004    $11,072,538
Contingent deferred sales charges...............           --    $  26,114           --           --      $  52,423

Class II
Total commissions received......................    $  22,207    $  43,072      $ 6,539           --     $  554,372
Paid to other dealers...........................    $  43,784    $  88,605     $ 13,003           --    $ 1,123,913
Contingent deferred sales charges...............      $ 1,067     $  2,436      $ 2,934           --      $  15,170

*For the period July 1, 1996 (effective date) to August 31, 1996.

d. Other Affiliated Parties and Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


7. CREDIT RISK

All of the Funds' investments are in the securities of issuers within their respective states and U.S. territories and possessions except for the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund. The Franklin Federal Intermediate-Term Tax-Free Income Fund has investments in excess of 10% of its total net assets in the states of California, Florida, and New York. The Franklin High Yield Tax-Free Income Fund has investments in excess of 10% of its total net assets in the states of California and New York. Such concentration may subject the Funds more significantly to economic changes occurring within those states and U.S. territories and possessions.


8. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period, by Fund, are as follows:



                    Per Share Operating Performance                                                Ratios/Supplemental Data
           ---------------------------------------------------                                  ---------------------------------
                                                     Distri-  Distri-   Net                 Net   Ratio of Net
         Net Asset         Net Realized              butions  butions  Asset              Assets    Ratio of   Investment
Year     Value at    Net   & Unrealized Total From  From Net   From   Value at            at End    Expenses     Income   Portfolio
Ended    BeginningInvestmentGain (Loss) Investment Investment Capital  End of   Total   of Period  to Average  to Average Turnover
Feb. 28, of Period Income  on SecuritiesOperations   Income    Gains   Period  Return+++(in 000's) Net Assets** Net Assets   Rate

Franklin Arizona Tax-Free Income Fund:
Class I Shares:
 1992       $10.57     $.67     $ .308 $  .978      $(.728)   $    --    $10.82   9.45%  $   585,986    .56%      6.37%      1.56%
 1993        10.82      .68       .733   1.413       (.663)        --     11.57  13.22       707,702    .55       6.11       5.67
 1994        11.57      .66       .020    .680       (.670)        --     11.58   5.76       796,838    .54       5.65      14.17
 1995        11.58      .65      (.481)   .169       (.639)        --     11.11   1.63       720,801    .60       5.86      18.65
 1996        11.11      .64       .362   1.002       (.651)     (.121)    11.34   9.24       750,797    .62       5.67      25.12
 19962       11.34      .32      (.231)   .089       (.323)     (.026)    11.08    .81       742,025    .60*      5.66*     13.24
Class II Shares:
 19963       11.15      .49       .344    .834       (.483)     (.121)    11.38   7.60         1,892   1.20*      5.05*     25.12
 19962       11.38      .28      (.216)   .064       (.288)     (.026)    11.13    .59         3,745   1.20*      5.07*     13.24
Franklin Colorado Tax-Free Income Fund:
Class I Shares:
 1992        10.70      .68       .361   1.041       (.741)        --     11.00   9.93       110,085    .70      6.44      21.46
 1993        11.00      .70       .845   1.545       (.695)        --     11.85  14.26       159,280    .67      6.20       5.66
 1994        11.85      .68       .100    .780       (.690)        --     11.94   6.49       202,158    .64      5.69      10.85
 1995        11.94      .67      (.568)   .102       (.662)        --     11.38   1.05       194,564    .70      5.94      28.83
 1996        11.38      .67       .453   1.123       (.663)        --     11.84  10.12       215,609    .71      5.73      17.58
 19962       11.84      .33      (.240)   .090       (.330)        --     11.60    .79       219,549    .72*     5.65*      9.81
Class II Shares:
 19963       11.40      .50       .461    .961       (.491)        --     11.87   8.57         1,656   1.29*     5.12*     17.58
 19962       11.87      .30      (.232)   .068       (.298)        --     11.64    .59         3,650   1.27*     5.04*      9.81
Franklin Connecticut Tax-Free Income Fund:
Class I Shares:
 1992        10.34      .62       .211    .831       (.681)        --     10.49   8.16        88,184    .71      6.11      28.28
 1993        10.49      .64       .664   1.304       (.634)        --     11.16  12.60       126,816    .69      5.97      28.52
 1994        11.16      .62       .080    .700       (.630)        --     11.23   6.16       163,050    .65      5.54       5.54
 1995        11.23      .62      (.597)   .023       (.613)        --     10.64    .37       155,623    .71      5.83      75.72
 1996        10.64      .62       .319    .939       (.619)        --     10.96   9.04       167,045    .73      5.70       3.88
 19962       10.96      .31      (.159)   .151       (.311)        --     10.80   1.41       173,342    .73*     5.68*      8.22
Class II Shares:
 19963       10.65      .47       .312    .782       (.462)        --     10.97   7.45         1,656   1.30*     5.12*      3.88
 19962       10.97      .29      (.159)   .131       (.281)        --     10.82   1.23         2,804   1.30*     5.17*      8.22
Franklin Indiana Tax-Free Income Fund:
Class I Shares:
 1992        10.83      .69       .325   1.015       (.775)        --     11.07   9.53        23,914    .50      6.60        .03
 1993        11.07      .71       .828   1.538       (.708)        --     11.90  14.10        37,367    .59      6.16       7.98
 1994        11.90      .68       .108    .788       (.678)        --     12.01   6.53        47,870    .71      5.62      16.12
 1995        12.01      .66      (.608)   .052       (.662)        --     11.40    .58        46,583    .81      5.84      26.49
 1996        11.40      .67       .350   1.020       (.660)        --     11.76   9.20        48,949    .80      5.80      10.56
 19962       11.76      .33      (.221)   .109       (.329)        --     11.54    .95        49,791    .83*     5.71*     12.53
Franklin Michigan Tax-Free Income Fund:
Class I Shares:
 19964       10.00      .06        .020    .080      --            --     10.08    .80         2,590    .50*     3.79*     17.59


8. FINANCIAL HIGHLIGHTS (cont.)

                       Per Share Operating Performance                                                Ratios/Supplemental Data
            ---------------------------------------------------                                  ---------------------------------
                                                     Distri-  Distri-   Net                 Net   Ratio of Net
         Net Asset         Net Realized              butions  butions  Asset              Assets    Ratio of   Investment
Year     Value at    Net   & Unrealized Total From  From Net   From   Value at            at End    Expenses     Income   Portfolio
Ended    BeginningInvestmentGain (Loss) Investment Investment Capital  End of   Total   of Period  to Average  to Average Turnover
Feb. 28, of Period Income  on SecuritiesOperations   Income    Gains   Period  Return+++(in 000's) Net Assets** Net Assets   Rate

Franklin New Jersey Tax-Free Income Fund:
Class I Shares:
 1992       $10.84     $.68         $ .348  $1.028     $(.708)  $ --     $11.16    9.65%  $   332,536      .60%    6.30%      3.66%
 1993        11.16      .69           .694   1.384      (.688)  (.006)    11.85   12.55       433,702      .59     6.06      14.12
 1994        11.85      .67          (.016)   .654      (.684)    --      11.82    5.39       561,130      .57     5.60       4.16
 1995        11.82      .66          (.550)   .110      (.650)    --      11.28    1.12       533,937      .63     5.86      31.05
 1996        11.28      .65           .389   1.039      (.639)    --      11.68    9.43       564,864      .65     5.65      12.04
 19962       11.68      .32          (.260)   .060      (.320)    --      11.42     .54       558,036      .64*    5.60*      6.64
Class II Shares:
 19963       11.30      .49           .403    .893      (.473)    --      11.72    8.02         4,542     1.23*    5.15*     12.04
 19962       11.72      .31          (.280)   .030      (.290)    --      11.46     .27         7,842     1.30*    4.95*      6.64
Franklin Oregon Tax-Free Income Fund:
Class I Shares:
 1992        10.71      .63           .384   1.014      (.704)    --      11.02    9.61       208,972      .65     6.09       4.65
 1993        11.02      .66           .702   1.362      (.652)    --      11.73   12.52       303,719      .62     5.87       7.78
 1994        11.73      .64          (.021)   .619      (.649)    --      11.70    5.15       375,684      .58     5.47       9.42
 1995        11.70      .63          (.493)   .137      (.617)    --      11.22    1.36       349,458      .65     5.71      26.44
 1996        11.22      .63           .377   1.007      (.627)    --      11.60    9.19       375,415      .66     5.51       6.52
 19962       11.60      .32          (.219)   .101      (.311)    --      11.39     .89       373,332      .65*    5.55*      3.21
Class II Shares:
 19963       11.23      .47           .414    .884      (.464)    --      11.65    7.99         2,044     1.24*    4.87*      6.52
 19962       11.65      .28          (.212)   .068      (.278)    --      11.44     .60         4,045     1.23*    4.94*      3.21
Franklin Pennsylvania Tax-Free Income Fund:
Class I Shares:
 1992         9.49      .64           .380   1.020      (.670)    --       9.84   10.99       391,301      .59     6.71       4.44
 1993         9.84      .64           .703   1.343      (.633)    --      10.55   13.84       505,845      .58     6.34       5.87
 1994        10.55      .63           .014    .644      (.634)    --      10.56    5.99       615,546      .56     5.90       4.73
 1995        10.56      .62          (.406)   .214      (.614)    --      10.16    2.22       587,366      .63     6.15      12.91
 1996        10.16      .62           .287    .907      (.627)    --      10.44    9.15       639,847      .64     5.96       9.71
 19962       10.44      .30          (.205)   .095      (.305)    --      10.23     .94       638,115      .65*    5.88*     11.86
Class II Shares:
 19963       10.17      .47           .302    .772      (.472)    --      10.47    7.71         3,110     1.22*    5.36*      9.71
 19962       10.47      .29          (.224)   .066      (.276)    --      10.26     .65         7,244     1.22*    5.33*     11.86
Franklin Puerto Rico Tax-Free Income Fund:
Class I Shares:
 1992        10.84      .69           .301    .991      (.711)    --      11.12    9.31       112,714      .70     6.45      15.01
 1993        11.12      .70           .673   1.373      (.683)    --      11.81   12.48       144,806      .69     6.18      10.37
 1994        11.81      .68           .034    .714      (.694)    --      11.83    5.95       175,036      .66     5.77       5.10
 1995        11.83      .67          (.504)   .166      (.686)    --      11.31    1.60       176,888      .73     5.95      18.30
 1996        11.31      .66           .299    .959      (.669)+ (.010)    11.59    8.68       190,577      .74     5.71      27.99
 19962       11.59      .32          (.153)   .167      (.327)++  --      11.43    1.47       190,126      .75*    5.66*     15.39
Class II Shares:
 19963       11.32      .50           .304    .804      (.494)  (.010)    11.62    7.21           533     1.32*    5.16*     27.99
 19962       11.62      .29          (.155)   .135      (.295)    --      11.46    1.19           885     1.31*    5.08*     15.39
Franklin Federal Intermediate-Term Tax-Free Income Fund:
Class I Shares:
 19931       10.00      .14           .499    .639      (.099)    --      10.54   14.77*        9,192    --        5.49*     22.54
 1994        10.54      .52           .289    .809      (.549)    --      10.80    7.82        67,603      .30     4.93      28.76
 1995        10.80      .54          (.331)   .209      (.529)    --      10.48    (.20)       73,977      .56     5.25      38.46
 1996        10.48      .55           .468   1.018      (.548)    --      10.95    9.93        85,967      .65     5.12       3.35
 19962       10.95      .28          (.204)   .076      (.276)    --      10.75     .71        91,466      .64*    5.18*     18.54

8. FINANCIAL HIGHLIGHTS (cont.)

                      Per Share Operating Performance                                                Ratios/Supplemental Data
            ---------------------------------------------------                                  ---------------------------------
                                                     Distri-  Distri-   Net                 Net   Ratio of Net
         Net Asset         Net Realized              butions  butions  Asset              Assets    Ratio of   Investment
Year     Value at    Net   & Unrealized Total From  From Net   From   Value at            at End    Expenses     Income   Portfolio
Ended    BeginningInvestmentGain (Loss) Investment Investment Capital  End of   Total   of Period  to Average  to Average Turnover
Feb. 28, of Period Income  on SecuritiesOperations   Income    Gains   Period  Return+++(in 000's) Net Assets** Net Assets   Rate
Franklin High Yield Tax-Free Income Fund:
Class I Shares:
 1992       $10.31     $.78         $ .230  $1.010     $(.840)  $ --     $10.48    9.97%   $2,110,055      .53%    7.73%    102.57%
 1993        10.48      .79           .624   1.414      (.784)  (.010)    11.10   13.72     2,742,765      .54     7.45      33.46
 1994        11.10      .76           .169    .929      (.779)    --      11.25    8.33     3,372,533      .53     6.79      16.09
 1995        11.25      .74          (.509)   .231      (.741)    --      10.74    2.28     3,287,270      .60     6.92      15.89
 1996        10.74      .74           .446   1.186      (.736)    --      11.19   11.35     3,787,147      .61     6.68       9.23
 19962       11.19      .36          (.206)   .154      (.364)    --      10.98    1.42     3,990,440      .60*    6.55*      3.43
Class II Shares:
 19963       10.81      .56           .423    .983      (.553)    --      11.24    9.27        48,163     1.18*    6.07*      9.23
 19962       11.24      .33          (.207)   .123      (.333)    --      11.03    1.13       103,094     1.24*    5.91*      3.43

1For the period September 21, 1992 (effective date) to February 28, 1993.
2For the six months ended August 31, 1996.
3For the period May 1, 1995, to February 29, 1996.
4For the period July 1, 1996 (effective date) to August 31, 1996.
+Includes distributions in excess of net investment income in the amount of $.001.
++Includes distributions in excess of net investment income in the amount of $.004.
+++Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or contingent deferred sales charge and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994 dividends were reinvested at the maximum offering price, and capital gains at net asset value except for the Franklin Federal Intermediate-Term Tax-Free Income Fund.
Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, the sales charges on reinvested dividends were eliminated.
*Annualized
**During the periods indicated, Advisers agreed in
advance to waive a portion of its management fees and to make payments of other expenses incurred by the funds listed below. Had such action not been taken, ratios of expenses to average net assets would have been as follows:

                                                  Ratio of Expenses to
                                                   Average Net Assets
                                                     --------------
Franklin Indiana Tax-Free Income Fund
 1992...........................................         0.74%
 1993...........................................         0.73
Franklin Michigan Tax-Free Income Fund
 19964..........................................         1.19*
Franklin Federal Intermediate-Term Tax-Free Income Fund
 19931..........................................         1.60*
 1994...........................................         0.89
 1995...........................................         0.84
 1996...........................................         0.85
 19962..........................................         0.81*




Franklin Tax-Free Trust #3 Semi-Annual Report 8/31/96.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This line graph shows the price fluctuation of the Bond Buyer Municipal Bond Index over a one-year period from 11/30/94 through 12/31/95.


Period Ending           Price

Sep-93        6.04%           5.47%
Oct-93        5.96%           5.48%
Nov-93        6.29%           5.65%
Dec-93        6.35%           5.52%
Jan-94        6.23%           5.45%
Feb-94        6.67%           5.77%
Mar-94        7.10%           6.36%
Apr-94        7.22%           6.37%
May-94        7.39%           6.40%
Jun-94        7.63%           6.47%
Jul-94        7.39%           6.33%
Aug-94        7.46%           6.36%
Sep-94        7.82%           6.58%
Oct-94        7.97%           6.85%
Nov-94        7.99%           7.16%
Dec-94        7.89%           6.92%
Jan-95        7.71%           6.66%
Feb-95        7.46%           6.42%
Mar-95        7.44%           6.37%
Apr-95        7.34%           6.35%
May-95        6.67%           6.10%
Jun-95        6.63%           6.28%
Jul-95        6.86%           6.19%
Aug-95        6.65%           6.11%
Sep-95        6.49%           6.07%
Oct-95        6.34%           5.91%
Nov-95        6.14%           5.74%
Dec-95        5.96%           5.56%
Jan-96        6.03%           5.57%
Feb-96        6.48%           5.71%
Mar-96        6.67%           5.96%
Apr-96        6.89%           6.05%
May-96        7.00%           6.09%
Jun-96        6.90%           6.01%
Jul-96        6.96%           5.98%
Aug-96        7.13%           6.02%


GRAPHIC MATERIAL (2)

This chart shows in pie chart format the income and capital appreciation of the Lehman Brothers 20-Year Municipal Bond Index for the 10-year period ended 8/31/96.


Income:  An Important Component of Total Return

Income                        90.83%
Capital Appreciation           9.17%



GRAPHIC MATERIAL (3)

This bar chart compares the dollar amount of new long-term municipal bond issuance from 1987 ($105 billion), 1988 ($118 billion), 1989 ($125 billion), 1990 ($128 billion), 1991 ($174 billion), 1992 ($235 billion), 1993 ($292 billion), 1994 ($164 billion), 1995 ($156 billion), and 1996 (105 billion).


GRAPHIC MATERIAL (4)
This bar chart shows that 37% insured municipal bonds and 63% non-insured municipal bonds were issued in 1994, 44% insured municipal bonds and 56% non-insured municipal bonds issued in 1995, and 48% insured municipal bonds and 52% non-insured municipal bonds issued in 1996.


GRAPHIC MATERIAL (5)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.


Quality Breakdown on 8/31/96

AAA                                       55.4%
AA                                        18.4%
A                                         25.7%
BBB                                       0.5%



GRAPHIC MATERIAL (6)

This bar chart shows the comparison between the fund's disribution rate of 5.39% and the taxable equivalent distribution rate of 9.45%, for Class I shares.


GRAPHIC MATERIAL (7)

This bar chart shows the comparison between the fund's disribution rate of 4.88% and the taxable equivalent distribution rate of 8.56%, for Class II shares.

GRAPHIC MATERIAL (8)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.


Quality Breakdown on 8/31/96

AAA                                       58.4%
AA                                        10.8%
A                                         11.8%
BBB                                       19.0%


GRAPHIC MATERIAL (9)

This bar chart shows the comparison between the fund's disribution rate of 5.45% and the taxable equivalent distribution rate of 9.50%, for Class I shares.

GRAPHIC MATERIAL (10)

This bar chart shows the comparison between the fund's disribution rate of 5.12% and the taxable equivalent distribution rate of 8.92%, for Class II shares.


GRAPHIC MATERIAL (11)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.


Quality Breakdown on 8/31/96

AAA                                       33.0%
AA                                        27.2%
A                                         12.3%
BBB                                       27.5%



GRAPHIC MATERIAL (12)

This bar chart shows the comparison between the fund's distribution rate of 5.53% and the taxable equivalent distribution rate of 9.59%, for Class I shares.

GRAPHIC MATERIAL (13)

This bar chart shows the comparison between the fund's distribution rate of 5.24% and the taxable equivalent distribution rate of 9.08%, for Class II shares.

GRAPHIC MATERIAL (14)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.


Quality Breakdown on 8/31/96

AAA                                       45.5%
AA                                         7.1%
A                                         24.7%
BBB                                       22.3%
Below Investment Grade                     0.4%



GRAPHIC MATERIAL (15)

This bar chart shows the comparison between the fund's distribution rate of 5.48% and the taxable equivalent distribution rate of 9.39%.

GRAPHIC MATERIAL (16)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.


Quality Breakdown on 8/31/96

AAA                                       59.7%
AA                                        11.9%
A                                         11.3%
BBB                                       15.5%
Below Investment Grade                    1.6%



GRAPHIC MATERIAL (17)

This bar chart shows the comparison between the fund's distribution rate of 5.43% and the taxable equivalent distribution rate of 9.60%, for Class I shares.


GRAPHIC MATERIAL (18)

This bar chart shows the comparison between the fund's distribution rate of 5.12% and the taxable equivalent distribution rate of 9.05%, for Class II shares.

GRAPHIC MATERIAL (19)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.


Quality Breakdown on 8/31/96

AAA                                       43.5%
AA                                        22.1%
A                                         21.0%
BBB                                       13.4%



GRAPHIC MATERIAL (20)

This bar chart shows the comparison between the fund's distribution rate of 5.24% and the taxable equivalent distribution rate of 9.53%, for Class I shares.

GRAPHIC MATERIAL (21)

This bar chart shows the comparison between the fund's distribution rate of 4.86% and the taxable equivalent distribution rate of 8.84%, for Class II shares.


GRAPHIC MATERIAL (22)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.


Quality Breakdown on 8/31/96

AAA                                       57.1%
AA                                        12.7%
A                                          9.9%
BBB                                       20.3%



GRAPHIC MATERIAL (23)

This bar chart shows the comparison between the fund's distribution rate of 5.62% and the taxable equivalent distribution rate of 9.57%, for Class I shares.

GRAPHIC MATERIAL (24)

This bar chart shows the comparison between the fund's distribution rate of 5.25% and the taxable equivalent distribution rate of 8.94%, for Class II shares.

GRAPHIC MATERIAL (25)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.


Quality Breakdown on 8/31/96

AAA                                       31.6%
AA                                         1.2%
A                                         19.2%
BBB                                       48.0%


GRAPHIC MATERIAL (26)

This bar chart shows the comparison between the fund's distribution rate of 5.43% and the taxable equivalent distribution rate of 8.99%, for Class I shares.


GRAPHIC MATERIAL (27)

This bar chart shows the comparison between the fund's distribution rate of 5.09% and the taxable equivalent distribution rate of 8.43%, for Class II shares.


GRAPHIC MATERIAL (28)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.


Quality Breakdown on 8/31/96

AAA                                        7.6%
AA                                         8.8%
A                                         25.6%
BBB                                       54.9%
Below Investment Grade                     3.1%


GRAPHIC MATERIAL (29)

This bar chart shows the comparison between the fund's distribution rate of 5.02% and the taxable equivalent distribution rate of 8.31%.


GRAPHIC MATERIAL (30)

This chart shows in pie chart format the fund'securities breakdown by sector as a percentage of the fund's total net assets.


Quality Breakdown on 8/31/96

AAA                                       22.0%
AA                                         4.3%
A                                          5.8%
BBB                                       39.5%
Below Investment Grade                    28.4%


GRAPHIC MATERIAL (31)

This bar chart shows the comparison between the fund's distribution rate of 6.38% and the taxable equivalent distribution rate of 10.56%, for Class I shares.

GRAPHIC MATERIAL (32)

This bar chart shows the comparison between the fund's distribution rate of 6.03% and the taxable equivalent distribution rate of 9.98%, for Class II shares.